UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149
                                   ---------

                            FRANKLIN TAX-FREE TRUST
                            -----------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 ----------------------------------------------
             (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 2/28
                         ----

Date of reporting period: 2/28/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      FEBRUARY 28, 2007
--------------------------------------------------------------------------------

                                                Franklin Florida Insured
                                                Tax-Free Income Fund

                                                Franklin Insured
                                                Tax-Free Income Fund

                                                Franklin Massachusetts Insured
                                                Tax-Free Income Fund

                                                Franklin Michigan Insured
                                                Tax-Free Income Fund

                                                Franklin Minnesota Insured
                                                Tax-Free Income Fund

                                                Franklin Ohio Insured
                                                Tax-Free Income Fund

--------------------------------------------------------------------------------
                ANNUAL REPORT AND SHAREHOLDER LETTER       TAX-FREE INCOME
--------------------------------------------------------------------------------

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                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                     FRANKLIN  o  Templeton  o  Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE (R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1

SPECIAL FEATURE:

Understanding Interest Rates .............................................     4

ANNUAL REPORT

Municipal Bond Market Overview ...........................................     7

Investment Strategy and Manager's Discussion .............................     9

Franklin Florida Insured Tax-Free Income Fund ............................    10

Franklin Insured Tax-Free Income Fund ....................................    17

Franklin Massachusetts Insured Tax-Free Income Fund ......................    25

Franklin Michigan Insured Tax-Free Income Fund ...........................    33

Franklin Minnesota Insured Tax-Free Income Fund ..........................    42

Franklin Ohio Insured Tax-Free Income Fund ...............................    50

Financial Highlights and Statements of Investments .......................    59

Financial Statements .....................................................   122

Notes to Financial Statements ............................................   131

Report of Independent Registered Public Accounting Firm ..................   144

Tax Designation ..........................................................   145

Board Members and Officers ...............................................   146

Shareholder Information ..................................................   151

--------------------------------------------------------------------------------
Annual Report

Municipal Bond Market Overview

For the 12 months ended February 28, 2007, the municipal bond market performed well compared with the U.S. Treasury market despite Federal Reserve Board (Fed) interest rate hikes, inflation concerns, volatile oil prices, mixed market expectations and uncertainty regarding future economic growth. Over the year, Treasury yields generally increased while municipal yields varied -- shorter maturities increased, intermediate maturities were fairly flat to slightly lower and longer-term yields decreased. Municipal yields historically have trended with Treasury yields; however, strong demand for municipal bonds from traditional and non-traditional investors contributed to an unusual situation for the year under review. Longer-term municipal yields declined as Treasury yields rose, allowing municipal bonds to outperform Treasuries. The Lehman Brothers Municipal Bond Index returned +4.96% for the period, while the Lehman Brothers U.S. Treasury Index returned +4.78%. 1

During the reporting period, short-term interest rates increased as the Fed raised the federal funds target rate from 4.50% to 5.25% in three successive hikes from March through June 2006. Since then, the Fed maintained the short-term rate at 5.25% with an inflation risk bias, stating it is more concerned with a potential for increased inflation than a slowing economy. Largely as a result, Treasury yields generally rose. Many market participants appeared to expect that the Fed was more likely to lower the federal funds target rate than raise it. This sentiment was reflected by a flat to slightly inverted Treasury yield curve (spread between short-term and long-term yields) during the reporting period. On February 28, 2007, the 2-year Treasury yielded 4.65%, the 10-year 4.56% and the 30-year 4.68%. Yield for the 2-year Treasury dropped 3 basis points (100 basis points equal one percentage point), while yields for the 10-year increased 1 basis point and the 30-year 17 basis points, for the one-year period.

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                                               Annual Report | 7

During the year, the yield curve was generally flat or inverted, nominal yields were low and credit spreads (the difference in yield between higher-grade and lower-grade securities) narrowed. In this environment, the interest rate premium decreased for assuming additional risk in the fixed income market, and non-traditional municipal buyers seemed to focus on the municipal bond market. Non-traditional or cross-over buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. With historically favorable intermediate- and longer-term municipal yields versus Treasury yields, and a positive sloping yield curve (though flatter than usual), municipal bonds offered favorable relative value for traditional and cross-over fixed income investors. As a result, demand was consistently strong for intermediate- to longer-term municipal bonds, which drove performance and contributed to further flattening of the municipal yield curve. Due to Fed tightening, short-term municipal yields increased; however, strong demand for longer-term bonds resulted in declining longer-term yields. According to Municipal Market Data, the 2-year municipal bond yield rose 16 basis points during the period, while 10-year and 30-year yields decreased 8 and 33 basis points. 2

Generally low interest rates continued to motivate municipal issuers to access the debt market to finance their capital needs. In 2006, new issuance was approximately $388 billion, which was the second-highest volume after the $408 billion issued in 2005. 3 Refunding deals, in which issuers take advantage of lower rates to refinance higher yielding outstanding debt, declined in 2006 to approximately $79 billion compared with $130 billion in 2005. 3 However, issuance for new capital projects increased to approximately $260 billion in 2006 versus $222 billion in 2005. 3 As a result of narrowing credit spreads, issuers also found it more advantageous to issue their debt without paying a premium for bond insurance. In 2006, 49% of new bond issuance was insured compared with 57% in 2005. 3 When credit spreads are narrow, the economic benefit for issuers using insurance generally diminishes and bond insurers have less flexibility in pricing. Strong demand from traditional buyers such as mutual funds, individuals and insurance companies combined with large participation of cross-over buyers enabled the municipal bond market to absorb the comparatively large amount of new issuance through the year.

2.    Source: Thomson Financial.

3.    Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

Franklin Florida Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund invests primarily in insured Florida municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 3
Franklin Florida Insured
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
March 2006                                                            3.75 cents
--------------------------------------------------------------------------------
April 2006                                                            3.75 cents
--------------------------------------------------------------------------------
May 2006                                                              3.75 cents
--------------------------------------------------------------------------------
June 2006                                                             3.71 cents
--------------------------------------------------------------------------------
July 2006                                                             3.71 cents
--------------------------------------------------------------------------------
August 2006                                                           3.71 cents
--------------------------------------------------------------------------------
September 2006                                                        3.71 cents
--------------------------------------------------------------------------------
October 2006                                                          3.71 cents
--------------------------------------------------------------------------------
November 2006                                                         3.71 cents
--------------------------------------------------------------------------------
December 2006                                                         3.64 cents
--------------------------------------------------------------------------------
January 2007                                                          3.64 cents
--------------------------------------------------------------------------------
February 2007                                                         3.64 cents
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Florida Insured Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.74 on February 28, 2006, to $10.77 on February 28, 2007. The Fund's Class A shares paid dividends totaling 44.54 cents per share for the same period. 3 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.88%. An investor in the 2007 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.97% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


10 | Annual Report

STATE UPDATE

Florida's economic growth continued to be resilient even though the state has experienced active hurricane seasons in the past. The state's growth outpaced the nation's as measured by gross state product, population and employment. Florida's service-based economy has a strong and competitive position in the southeastern U.S. The state's average income levels and below-average unemployment in recent years supported its growing population. As of February 2007, the unemployment rate was 3.3%, considerably lower than the 4.5% U.S. rate. 4 However, the state's real estate market began showing signs of weakness.

Strong economic performance over the past several years translated to surging revenue growth and consistent operating surpluses, which allowed for full funding of hurricane remediation costs and offset some of the financial burden related to rising residential property insurance prices. Record levels of financial reserves should also help Florida manage well during a real estate slowdown.

The state's debt burden is stable and its current tax-supported debt is $18.5 billion, which represents $1,016 per capita and 3% of personal income. Annual debt service costs remained below its 6% target level. 5

Based on Florida's strong revenue performance, solid and conservative financial and budget management practices, and moderate debt burden, independent credit rating agency Standard & Poor's assigned the state's general obligation bonds its highest rating of AAA with a stable outlook. 6

4.    Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's, "Research: Summary: Florida; General Obligation," RATINGSDIRECT, 1/30/07.

6.    This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                 23.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      20.4%
--------------------------------------------------------------------------------
Other Revenue                                                             13.6%
--------------------------------------------------------------------------------
Prerefunded                                                               11.7%
--------------------------------------------------------------------------------
Transportation                                                             8.5%
--------------------------------------------------------------------------------
Tax-Supported                                                              8.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     4.6%
--------------------------------------------------------------------------------
Housing                                                                    4.3%
--------------------------------------------------------------------------------
General Obligation                                                         3.7%
--------------------------------------------------------------------------------
Higher Education                                                           1.3%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

                                                              Annual Report | 11

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Florida Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
CLASS A (SYMBOL: FFLTX)                          CHANGE     2/28/07    2/28/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.03      $10.77     $10.74
-------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
-------------------------------------------------------------------------------
Dividend Income                    $0.4454
-------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR      5-YEAR   10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.55%     +26.94%   +70.12%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                               +0.08%      +3.97%    +5.00%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +0.29%      +4.25%    +5.13%
----------------------------------------------------------------------------------------
   Distribution Rate 4                         3.88%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.97%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.27%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.03%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           0.75%
----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------------------------------------
CLASS A                                                                 2/28/07
-------------------------------------------------------------------------------
1-Year                                                                   +0.08%
-------------------------------------------------------------------------------
5-Year                                                                   +3.97%
-------------------------------------------------------------------------------
10-Year                                                                  +5.00%
-------------------------------------------------------------------------------

CLASS A (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  FRANKLIN FLORIDA INSURED       LEHMAN BROTHERS
       DATE          TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8      CPI 8
--------------------------------------------------------------------------------
     3/1/1997             $9,578                    $10,000             $10,000
    3/31/1997             $9,419                    $9,867              $10,025
    4/30/1997             $9,519                    $9,949              $10,038
    5/31/1997             $9,658                    $10,099             $10,031
    6/30/1997             $9,769                    $10,207             $10,044
    7/31/1997             $10,095                   $10,489             $10,056
    8/31/1997             $9,981                    $10,391             $10,075
    9/30/1997             $10,093                   $10,514             $10,100
   10/31/1997             $10,187                   $10,582             $10,125
   11/30/1997             $10,260                   $10,644             $10,119
   12/31/1997             $10,424                   $10,799             $10,107
    1/31/1998             $10,538                   $10,911             $10,125
    2/28/1998             $10,532                   $10,914             $10,144
    3/31/1998             $10,545                   $10,924             $10,163
    4/30/1998             $10,517                   $10,875             $10,182
    5/31/1998             $10,663                   $11,047             $10,201
    6/30/1998             $10,707                   $11,090             $10,213
    7/31/1998             $10,751                   $11,118             $10,226
    8/31/1998             $10,909                   $11,290             $10,238
    9/30/1998             $11,016                   $11,430             $10,251
   10/31/1998             $11,029                   $11,430             $10,276
   11/30/1998             $11,105                   $11,470             $10,276
   12/31/1998             $11,119                   $11,499             $10,269
    1/31/1999             $11,217                   $11,636             $10,294
    2/28/1999             $11,167                   $11,585             $10,307
    3/31/1999             $11,189                   $11,601             $10,338
    4/30/1999             $11,201                   $11,630             $10,414
    5/31/1999             $11,138                   $11,563             $10,414
    6/30/1999             $10,966                   $11,396             $10,414
    7/31/1999             $10,986                   $11,438             $10,445
    8/31/1999             $10,835                   $11,346             $10,470
    9/30/1999             $10,780                   $11,351             $10,520
   10/31/1999             $10,594                   $11,228             $10,539
   11/30/1999             $10,702                   $11,347             $10,545
   12/31/1999             $10,603                   $11,263             $10,545
    1/31/2000             $10,547                   $11,214             $10,576
    2/29/2000             $10,691                   $11,344             $10,639
    3/31/2000             $10,992                   $11,592             $10,727
    4/30/2000             $10,891                   $11,523             $10,733
    5/31/2000             $10,779                   $11,463             $10,746
    6/30/2000             $11,118                   $11,767             $10,802
    7/31/2000             $11,311                   $11,931             $10,827
    8/31/2000             $11,481                   $12,115             $10,827
    9/30/2000             $11,379                   $12,052             $10,883
   10/31/2000             $11,529                   $12,183             $10,902
   11/30/2000             $11,644                   $12,275             $10,909
   12/31/2000             $12,003                   $12,579             $10,902
    1/31/2001             $12,026                   $12,703             $10,971
    2/28/2001             $12,097                   $12,744             $11,015
    3/31/2001             $12,202                   $12,858             $11,040
    4/30/2001             $12,039                   $12,719             $11,084
    5/31/2001             $12,133                   $12,855             $11,134
    6/30/2001             $12,228                   $12,941             $11,153
    7/31/2001             $12,453                   $13,133             $11,122
    8/31/2001             $12,668                   $13,350             $11,122
    9/30/2001             $12,620                   $13,305             $11,172
   10/31/2001             $12,776                   $13,463             $11,134
   11/30/2001             $12,668                   $13,350             $11,115
   12/31/2001             $12,535                   $13,223             $11,071
    1/31/2002             $12,704                   $13,453             $11,096
    2/28/2002             $12,839                   $13,615             $11,140
    3/31/2002             $12,606                   $13,348             $11,203
    4/30/2002             $12,790                   $13,609             $11,266
    5/31/2002             $12,877                   $13,692             $11,266
    6/30/2002             $12,975                   $13,836             $11,272
    7/31/2002             $13,123                   $14,014             $11,284
    8/31/2002             $13,283                   $14,183             $11,322
    9/30/2002             $13,645                   $14,494             $11,341
   10/31/2002             $13,381                   $14,253             $11,360
   11/30/2002             $13,341                   $14,194             $11,360
   12/31/2002             $13,618                   $14,494             $11,335
    1/31/2003             $13,592                   $14,457             $11,385
    2/28/2003             $13,756                   $14,659             $11,472
    3/31/2003             $13,792                   $14,668             $11,541
    4/30/2003             $13,917                   $14,765             $11,516
    5/31/2003             $14,249                   $15,110             $11,497
    6/30/2003             $14,206                   $15,046             $11,510
    7/31/2003             $13,618                   $14,520             $11,523
    8/31/2003             $13,706                   $14,628             $11,566
    9/30/2003             $14,056                   $15,058             $11,604
   10/31/2003             $13,987                   $14,982             $11,591
   11/30/2003             $14,155                   $15,138             $11,560
   12/31/2003             $14,271                   $15,264             $11,548
    1/31/2004             $14,374                   $15,351             $11,604
    2/29/2004             $14,624                   $15,582             $11,667
    3/31/2004             $14,580                   $15,528             $11,742
    4/30/2004             $14,176                   $15,160             $11,779
    5/31/2004             $14,093                   $15,105             $11,848
    6/30/2004             $14,104                   $15,160             $11,886
    7/31/2004             $14,304                   $15,360             $11,867
    8/31/2004             $14,573                   $15,667             $11,873
    9/30/2004             $14,680                   $15,751             $11,898
   10/31/2004             $14,815                   $15,886             $11,961
   11/30/2004             $14,675                   $15,755             $11,967
   12/31/2004             $14,879                   $15,947             $11,924
    1/31/2005             $15,085                   $16,096             $11,949
    2/28/2005             $15,027                   $16,043             $12,018
    3/31/2005             $14,955                   $15,942             $12,112
    4/30/2005             $15,176                   $16,193             $12,193
    5/31/2005             $15,300                   $16,308             $12,180
    6/30/2005             $15,354                   $16,409             $12,187
    7/31/2005             $15,310                   $16,335             $12,243
    8/31/2005             $15,449                   $16,500             $12,306
    9/30/2005             $15,333                   $16,388             $12,456
   10/31/2005             $15,245                   $16,289             $12,481
   11/30/2005             $15,314                   $16,367             $12,381
   12/31/2005             $15,455                   $16,508             $12,331
    1/31/2006             $15,466                   $16,552             $12,425
    2/28/2006             $15,593                   $16,664             $12,450
    3/31/2006             $15,488                   $16,549             $12,519
    4/30/2006             $15,499                   $16,543             $12,625
    5/31/2006             $15,524                   $16,617             $12,688
    6/30/2006             $15,476                   $16,554             $12,713
    7/31/2006             $15,633                   $16,751             $12,751
    8/31/2006             $15,851                   $17,000             $12,776
    9/30/2006             $15,951                   $17,118             $12,713
   10/31/2006             $16,036                   $17,225             $12,644
   11/30/2006             $16,196                   $17,369             $12,625
   12/31/2006             $16,146                   $17,307             $12,644
    1/31/2007             $16,095                   $17,263             $12,683
    2/28/2007             $16,294                   $17,490             $12,751

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.64 cent per share current monthly dividend and the maximum offering price of $11.25 per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the 2007 maximum federal tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


14 | Annual Report

Your Fund's Expenses

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/06         VALUE 2/28/07    PERIOD* 9/1/06-2/28/07
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000              $1,028.00               $3.72
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000              $1,021.12               $3.71
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.74%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


16 | Annual Report

Franklin Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund invests primarily in insured municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, began and ended the 12-month reporting period at $12.32. The Fund's Class A shares paid dividends totaling 53.09 cents per share for the same period. 3 The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.07% based on an annualization of the current 4.36 cent per share dividend and the maximum offering price of $12.87 on February 28, 2007. An investor in the 2007 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.26% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 66.


                                                              Annual Report | 17

PORTFOLIO BREAKDOWN
Franklin Insured Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               28.1%
--------------------------------------------------------------------------------
Utilities                                                                 16.7%
--------------------------------------------------------------------------------
General Obligation                                                        14.3%
--------------------------------------------------------------------------------
Transportation                                                            10.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     9.5%
--------------------------------------------------------------------------------
Higher Education                                                           6.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       5.4%
--------------------------------------------------------------------------------
Tax-Supported                                                              4.8%
--------------------------------------------------------------------------------
Other Revenue                                                              3.7%
--------------------------------------------------------------------------------
Housing                                                                    0.3%
--------------------------------------------------------------------------------
Corporate-Backed                                                           0.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS**
Franklin Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                              DIVIDEND PER SHARE
                            ----------------------------------------------------
MONTH                            CLASS A             CLASS B          CLASS C
--------------------------------------------------------------------------------
March 2006                      4.43 cents         3.86 cents       3.85 cents
--------------------------------------------------------------------------------
April 2006                      4.43 cents         3.86 cents       3.85 cents
--------------------------------------------------------------------------------
May 2006                        4.43 cents         3.86 cents       3.85 cents
--------------------------------------------------------------------------------
June 2006                       4.43 cents         3.88 cents       3.88 cents
--------------------------------------------------------------------------------
July 2006                       4.43 cents         3.88 cents       3.88 cents
--------------------------------------------------------------------------------
August 2006                     4.43 cents         3.88 cents       3.88 cents
--------------------------------------------------------------------------------
September 2006                  4.43 cents         3.90 cents       3.89 cents
--------------------------------------------------------------------------------
October 2006                    4.43 cents         3.90 cents       3.89 cents
--------------------------------------------------------------------------------
November 2006                   4.43 cents         3.90 cents       3.89 cents
--------------------------------------------------------------------------------
December 2006                   4.36 cents         3.79 cents       3.79 cents
--------------------------------------------------------------------------------
January 2007                    4.36 cents         3.79 cents       3.79 cents
--------------------------------------------------------------------------------
February 2007                   4.36 cents         3.79 cents       3.79 cents
--------------------------------------------------------------------------------

** Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


18 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FTFIX)                         CHANGE       2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.00        $12.32     $12.32
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.5309
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.0101
--------------------------------------------------------------------------------
        TOTAL                        $0.5410
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBITX)                         CHANGE       2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.00        $12.37     $12.37
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.4641
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.0101
--------------------------------------------------------------------------------
        TOTAL                        $0.4742
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRITX)                         CHANGE       2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.01        $12.43     $12.42
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.4635
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.0101
--------------------------------------------------------------------------------
        TOTAL                        $0.4736
--------------------------------------------------------------------------------


                                                              Annual Report | 19

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------
CLASS A                                                         1-YEAR       5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +4.51%      +27.13%          +67.91%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +0.05%       +4.01%           +4.86%
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                              +0.31%       +4.32%           +4.93%
---------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              4.07%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.26%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.38%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.20%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                0.63%
---------------------------------------------------------------------------------------------------------
CLASS B                                                         1-YEAR       5-YEAR    INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +3.93%      +23.66%          +48.41%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   -0.07%       +4.00%           +5.74%
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                              +0.25%       +4.33%           +5.63%
---------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.68%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           5.66%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      2.99%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       4.60%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                1.18%
---------------------------------------------------------------------------------------------------------
CLASS C                                                         1-YEAR       5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +3.99%      +23.75%          +58.97%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +2.99%       +4.35%           +4.74%
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                              +3.31%       +4.68%           +4.83%
---------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.66%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           5.63%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      2.99%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       4.60%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                1.18%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

20 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      FRANKLIN INSURED          LEHMAN BROTHERS
       DATE         TAX-FREE INCOME FUND     MUNICIPAL BOND INDEX 8      CPI 8
--------------------------------------------------------------------------------
      3/1/1997           $9,574                      $10,000            $10,000
     3/31/1997           $9,485                      $9,867             $10,025
     4/30/1997           $9,554                      $9,949             $10,038
     5/31/1997           $9,663                      $10,099            $10,031
     6/30/1997           $9,749                      $10,207            $10,044
     7/31/1997           $9,979                      $10,489            $10,056
     8/31/1997           $9,896                      $10,391            $10,075
     9/30/1997           $9,997                      $10,514            $10,100
    10/31/1997           $10,059                     $10,582            $10,125
    11/30/1997           $10,128                     $10,644            $10,119
    12/31/1997           $10,267                     $10,799            $10,107
     1/31/1998           $10,354                     $10,911            $10,125
     2/28/1998           $10,350                     $10,914            $10,144
     3/31/1998           $10,371                     $10,924            $10,163
     4/30/1998           $10,341                     $10,875            $10,182
     5/31/1998           $10,490                     $11,047            $10,201
     6/30/1998           $10,542                     $11,090            $10,213
     7/31/1998           $10,570                     $11,118            $10,226
     8/31/1998           $10,711                     $11,290            $10,238
     9/30/1998           $10,835                     $11,430            $10,251
    10/31/1998           $10,838                     $11,430            $10,276
    11/30/1998           $10,875                     $11,470            $10,276
    12/31/1998           $10,888                     $11,499            $10,269
     1/31/1999           $10,987                     $11,636            $10,294
     2/28/1999           $10,944                     $11,585            $10,307
     3/31/1999           $10,972                     $11,601            $10,338
     4/30/1999           $10,991                     $11,630            $10,414
     5/31/1999           $10,937                     $11,563            $10,414
     6/30/1999           $10,794                     $11,396            $10,414
     7/31/1999           $10,812                     $11,438            $10,445
     8/31/1999           $10,676                     $11,346            $10,470
     9/30/1999           $10,658                     $11,351            $10,520
    10/31/1999           $10,511                     $11,228            $10,539
    11/30/1999           $10,613                     $11,347            $10,545
    12/31/1999           $10,511                     $11,263            $10,545
     1/31/2000           $10,446                     $11,214            $10,576
     2/29/2000           $10,588                     $11,344            $10,639
     3/31/2000           $10,843                     $11,592            $10,727
     4/30/2000           $10,777                     $11,523            $10,733
     5/31/2000           $10,701                     $11,463            $10,746
     6/30/2000           $10,979                     $11,767            $10,802
     7/31/2000           $11,153                     $11,931            $10,827
     8/31/2000           $11,317                     $12,115            $10,827
     9/30/2000           $11,240                     $12,052            $10,883
    10/31/2000           $11,368                     $12,183            $10,902
    11/30/2000           $11,466                     $12,275            $10,909
    12/31/2000           $11,781                     $12,579            $10,902
     1/31/2001           $11,850                     $12,703            $10,971
     2/28/2001           $11,890                     $12,744            $11,015
     3/31/2001           $11,979                     $12,858            $11,040
     4/30/2001           $11,839                     $12,719            $11,084
     5/31/2001           $11,959                     $12,855            $11,134
     6/30/2001           $12,060                     $12,941            $11,153
     7/31/2001           $12,232                     $13,133            $11,122
     8/31/2001           $12,414                     $13,350            $11,122
     9/30/2001           $12,363                     $13,305            $11,172
    10/31/2001           $12,506                     $13,463            $11,134
    11/30/2001           $12,434                     $13,350            $11,115
    12/31/2001           $12,319                     $13,223            $11,071
     1/31/2002           $12,504                     $13,453            $11,096
     2/28/2002           $12,649                     $13,615            $11,140
     3/31/2002           $12,427                     $13,348            $11,203
     4/30/2002           $12,624                     $13,609            $11,266
     5/31/2002           $12,686                     $13,692            $11,266
     6/30/2002           $12,800                     $13,836            $11,272
     7/31/2002           $12,946                     $14,014            $11,284
     8/31/2002           $13,072                     $14,183            $11,322
     9/30/2002           $13,358                     $14,494            $11,341
    10/31/2002           $13,153                     $14,253            $11,360
    11/30/2002           $13,129                     $14,194            $11,360
    12/31/2002           $13,386                     $14,494            $11,335
     1/31/2003           $13,362                     $14,457            $11,385
     2/28/2003           $13,523                     $14,659            $11,472
     3/31/2003           $13,564                     $14,668            $11,541
     4/30/2003           $13,682                     $14,765            $11,516
     5/31/2003           $14,009                     $15,110            $11,497
     6/30/2003           $13,972                     $15,046            $11,510
     7/31/2003           $13,444                     $14,520            $11,523
     8/31/2003           $13,551                     $14,628            $11,566
     9/30/2003           $13,904                     $15,058            $11,604
    10/31/2003           $13,855                     $14,982            $11,591
    11/30/2003           $14,008                     $15,138            $11,560
    12/31/2003           $14,117                     $15,264            $11,548
     1/31/2004           $14,213                     $15,351            $11,604
     2/29/2004           $14,425                     $15,582            $11,667
     3/31/2004           $14,374                     $15,528            $11,742
     4/30/2004           $14,025                     $15,160            $11,779
     5/31/2004           $13,963                     $15,105            $11,848
     6/30/2004           $13,992                     $15,160            $11,886
     7/31/2004           $14,161                     $15,360            $11,867
     8/31/2004           $14,413                     $15,667            $11,873
     9/30/2004           $14,490                     $15,751            $11,898
    10/31/2004           $14,626                     $15,886            $11,961
    11/30/2004           $14,503                     $15,755            $11,967
    12/31/2004           $14,699                     $15,947            $11,924
     1/31/2005           $14,872                     $16,096            $11,949
     2/28/2005           $14,844                     $16,043            $12,018
     3/31/2005           $14,766                     $15,942            $12,112
     4/30/2005           $14,976                     $16,193            $12,193
     5/31/2005           $15,079                     $16,308            $12,180
     6/30/2005           $15,158                     $16,409            $12,187
     7/31/2005           $15,116                     $16,335            $12,243
     8/31/2005           $15,233                     $16,500            $12,306
     9/30/2005           $15,140                     $16,388            $12,456
    10/31/2005           $15,072                     $16,289            $12,481
    11/30/2005           $15,139                     $16,367            $12,381
    12/31/2005           $15,256                     $16,508            $12,331
     1/31/2006           $15,274                     $16,552            $12,425
     2/28/2006           $15,391                     $16,664            $12,450
     3/31/2006           $15,309                     $16,549            $12,519
     4/30/2006           $15,314                     $16,543            $12,625
     5/31/2006           $15,357                     $16,617            $12,688
     6/30/2006           $15,300                     $16,554            $12,713
     7/31/2006           $15,458                     $16,751            $12,751
     8/31/2006           $15,641                     $17,000            $12,776
     9/30/2006           $15,749                     $17,118            $12,713
    10/31/2006           $15,845                     $17,225            $12,644
    11/30/2006           $15,979                     $17,369            $12,625
    12/31/2006           $15,931                     $17,307            $12,644
     1/31/2007           $15,897                     $17,263            $12,683
     2/28/2007           $16,076                     $17,490            $12,751

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                            2/28/07
-------------------------------------------
1-Year                              +0.05%
-------------------------------------------
5-Year                              +4.01%
-------------------------------------------
10-Year                             +4.86%
-------------------------------------------

CLASS B (2/1/00-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      FRANKLIN INSURED          LEHMAN BROTHERS
       DATE         TAX-FREE INCOME FUND     MUNICIPAL BOND INDEX 8      CPI 8
--------------------------------------------------------------------------------
     2/1/2000              $10,000                  $10,000             $10,000
    2/29/2000              $10,116                  $10,116             $10,059
    3/31/2000              $10,355                  $10,337             $10,142
    4/30/2000              $10,296                  $10,276             $10,148
    5/31/2000              $10,220                  $10,223             $10,160
    6/30/2000              $10,479                  $10,494             $10,213
    7/31/2000              $10,640                  $10,640             $10,237
    8/31/2000              $10,791                  $10,804             $10,237
    9/30/2000              $10,722                  $10,747             $10,290
   10/31/2000              $10,829                  $10,865             $10,308
   11/30/2000              $10,927                  $10,947             $10,314
   12/31/2000              $11,221                  $11,217             $10,308
    1/31/2001              $11,282                  $11,328             $10,373
    2/28/2001              $11,314                  $11,364             $10,415
    3/31/2001              $11,403                  $11,466             $10,438
    4/30/2001              $11,265                  $11,342             $10,480
    5/31/2001              $11,373                  $11,464             $10,527
    6/30/2001              $11,463                  $11,541             $10,545
    7/31/2001              $11,630                  $11,712             $10,515
    8/31/2001              $11,798                  $11,905             $10,515
    9/30/2001              $11,744                  $11,865             $10,563
   10/31/2001              $11,875                  $12,006             $10,527
   11/30/2001              $11,801                  $11,905             $10,509
   12/31/2001              $11,687                  $11,792             $10,468
    1/31/2002              $11,857                  $11,997             $10,492
    2/28/2002              $11,987                  $12,141             $10,533
    3/31/2002              $11,773                  $11,903             $10,592
    4/30/2002              $11,953                  $12,136             $10,652
    5/31/2002              $12,015                  $12,210             $10,652
    6/30/2002              $12,117                  $12,339             $10,658
    7/31/2002              $12,240                  $12,498             $10,669
    8/31/2002              $12,363                  $12,648             $10,705
    9/30/2002              $12,627                  $12,925             $10,723
   10/31/2002              $12,427                  $12,711             $10,741
   11/30/2002              $12,399                  $12,658             $10,741
   12/31/2002              $12,635                  $12,925             $10,717
    1/31/2003              $12,607                  $12,892             $10,764
    2/28/2003              $12,752                  $13,072             $10,847
    3/31/2003              $12,785                  $13,080             $10,912
    4/30/2003              $12,889                  $13,167             $10,889
    5/31/2003              $13,191                  $13,475             $10,871
    6/30/2003              $13,160                  $13,418             $10,883
    7/31/2003              $12,649                  $12,948             $10,895
    8/31/2003              $12,743                  $13,045             $10,936
    9/30/2003              $13,068                  $13,428             $10,972
   10/31/2003              $13,015                  $13,361             $10,960
   11/30/2003              $13,152                  $13,500             $10,930
   12/31/2003              $13,248                  $13,612             $10,918
    1/31/2004              $13,333                  $13,690             $10,972
    2/29/2004              $13,525                  $13,896             $11,031
    3/31/2004              $13,472                  $13,847             $11,102
    4/30/2004              $13,139                  $13,519             $11,137
    5/31/2004              $13,076                  $13,470             $11,203
    6/30/2004              $13,097                  $13,519             $11,238
    7/31/2004              $13,248                  $13,697             $11,220
    8/31/2004              $13,476                  $13,972             $11,226
    9/30/2004              $13,542                  $14,046             $11,250
   10/31/2004              $13,662                  $14,167             $11,309
   11/30/2004              $13,541                  $14,050             $11,315
   12/31/2004              $13,718                  $14,221             $11,274
    1/31/2005              $13,883                  $14,354             $11,297
    2/28/2005              $13,839                  $14,307             $11,363
    3/31/2005              $13,772                  $14,216             $11,451
    4/30/2005              $13,949                  $14,441             $11,528
    5/31/2005              $14,049                  $14,543             $11,517
    6/30/2005              $14,116                  $14,633             $11,523
    7/31/2005              $14,060                  $14,567             $11,576
    8/31/2005              $14,161                  $14,714             $11,635
    9/30/2005              $14,069                  $14,615             $11,777
   10/31/2005              $14,000                  $14,526             $11,801
   11/30/2005              $14,067                  $14,596             $11,706
   12/31/2005              $14,168                  $14,721             $11,659
    1/31/2006              $14,178                  $14,761             $11,748
    2/28/2006              $14,268                  $14,860             $11,771
    3/31/2006              $14,186                  $14,758             $11,836
    4/30/2006              $14,184                  $14,752             $11,937
    5/31/2006              $14,217                  $14,818             $11,996
    6/30/2006              $14,170                  $14,762             $12,020
    7/31/2006              $14,297                  $14,938             $12,056
    8/31/2006              $14,471                  $15,160             $12,079
    9/30/2006              $14,553                  $15,265             $12,020
   10/31/2006              $14,634                  $15,361             $11,955
   11/30/2006              $14,763                  $15,489             $11,937
   12/31/2006              $14,713                  $15,434             $11,955
    1/31/2007              $14,675                  $15,395             $11,991
    2/28/2007              $14,841                  $15,597             $12,056

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
CLASS B                               2/28/07
---------------------------------------------
1-Year                                 -0.07%
---------------------------------------------
5-Year                                 +4.00%
---------------------------------------------
Since Inception (2/1/00)               +5.74%
---------------------------------------------


                                                              Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                             2/28/07
-------------------------------------------
1-Year                               +2.99%
-------------------------------------------
5-Year                               +4.35%
-------------------------------------------
10-Year                              +4.74%
-------------------------------------------

CLASS C (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      FRANKLIN INSURED          LEHMAN BROTHERS
       DATE         TAX-FREE INCOME FUND     MUNICIPAL BOND INDEX 8       CPI 8
--------------------------------------------------------------------------------
     3/1/1997             $10,000                    $10,000             $10,000
    3/31/1997             $9,894                     $9,867              $10,025
    4/30/1997             $9,969                     $9,949              $10,038
    5/31/1997             $10,078                    $10,099             $10,031
    6/30/1997             $10,161                    $10,207             $10,044
    7/31/1997             $10,396                    $10,489             $10,056
    8/31/1997             $10,305                    $10,391             $10,075
    9/30/1997             $10,405                    $10,514             $10,100
   10/31/1997             $10,463                    $10,582             $10,125
   11/30/1997             $10,530                    $10,644             $10,119
   12/31/1997             $10,677                    $10,799             $10,107
    1/31/1998             $10,754                    $10,911             $10,125
    2/28/1998             $10,753                    $10,914             $10,144
    3/31/1998             $10,761                    $10,924             $10,163
    4/30/1998             $10,725                    $10,875             $10,182
    5/31/1998             $10,882                    $11,047             $10,201
    6/30/1998             $10,931                    $11,090             $10,213
    7/31/1998             $10,955                    $11,118             $10,226
    8/31/1998             $11,096                    $11,290             $10,238
    9/30/1998             $11,219                    $11,430             $10,251
   10/31/1998             $11,217                    $11,430             $10,276
   11/30/1998             $11,250                    $11,470             $10,276
   12/31/1998             $11,258                    $11,499             $10,269
    1/31/1999             $11,355                    $11,636             $10,294
    2/28/1999             $11,306                    $11,585             $10,307
    3/31/1999             $11,329                    $11,601             $10,338
    4/30/1999             $11,342                    $11,630             $10,414
    5/31/1999             $11,282                    $11,563             $10,414
    6/30/1999             $11,130                    $11,396             $10,414
    7/31/1999             $11,143                    $11,438             $10,445
    8/31/1999             $11,008                    $11,346             $10,470
    9/30/1999             $10,975                    $11,351             $10,520
   10/31/1999             $10,811                    $11,228             $10,539
   11/30/1999             $10,919                    $11,347             $10,545
   12/31/1999             $10,810                    $11,263             $10,545
    1/31/2000             $10,739                    $11,214             $10,576
    2/29/2000             $10,878                    $11,344             $10,639
    3/31/2000             $11,134                    $11,592             $10,727
    4/30/2000             $11,061                    $11,523             $10,733
    5/31/2000             $10,980                    $11,463             $10,746
    6/30/2000             $11,258                    $11,767             $10,802
    7/31/2000             $11,429                    $11,931             $10,827
    8/31/2000             $11,592                    $12,115             $10,827
    9/30/2000             $11,518                    $12,052             $10,883
   10/31/2000             $11,632                    $12,183             $10,902
   11/30/2000             $11,727                    $12,275             $10,909
   12/31/2000             $12,051                    $12,579             $10,902
    1/31/2001             $12,106                    $12,703             $10,971
    2/28/2001             $12,141                    $12,744             $11,015
    3/31/2001             $12,235                    $12,858             $11,040
    4/30/2001             $12,088                    $12,719             $11,084
    5/31/2001             $12,194                    $12,855             $11,134
    6/30/2001             $12,290                    $12,941             $11,153
    7/31/2001             $12,469                    $13,133             $11,122
    8/31/2001             $12,648                    $13,350             $11,122
    9/30/2001             $12,590                    $13,305             $11,172
   10/31/2001             $12,729                    $13,463             $11,134
   11/30/2001             $12,650                    $13,350             $11,115
   12/31/2001             $12,529                    $13,223             $11,071
    1/31/2002             $12,720                    $13,453             $11,096
    2/28/2002             $12,849                    $13,615             $11,140
    3/31/2002             $12,620                    $13,348             $11,203
    4/30/2002             $12,812                    $13,609             $11,266
    5/31/2002             $12,879                    $13,692             $11,266
    6/30/2002             $12,988                    $13,836             $11,272
    7/31/2002             $13,119                    $14,014             $11,284
    8/31/2002             $13,250                    $14,183             $11,322
    9/30/2002             $13,532                    $14,494             $11,341
   10/31/2002             $13,319                    $14,253             $11,360
   11/30/2002             $13,289                    $14,194             $11,360
   12/31/2002             $13,542                    $14,494             $11,335
    1/31/2003             $13,512                    $14,457             $11,385
    2/28/2003             $13,678                    $14,659             $11,472
    3/31/2003             $13,703                    $14,668             $11,541
    4/30/2003             $13,815                    $14,765             $11,516
    5/31/2003             $14,138                    $15,110             $11,497
    6/30/2003             $14,104                    $15,046             $11,510
    7/31/2003             $13,557                    $14,520             $11,523
    8/31/2003             $13,657                    $14,628             $11,566
    9/30/2003             $14,015                    $15,058             $11,604
   10/31/2003             $13,958                    $14,982             $11,591
   11/30/2003             $14,104                    $15,138             $11,560
   12/31/2003             $14,206                    $15,264             $11,548
    1/31/2004             $14,296                    $15,351             $11,604
    2/29/2004             $14,501                    $15,582             $11,667
    3/31/2004             $14,444                    $15,528             $11,742
    4/30/2004             $14,078                    $15,160             $11,779
    5/31/2004             $14,021                    $15,105             $11,848
    6/30/2004             $14,032                    $15,160             $11,886
    7/31/2004             $14,206                    $15,360             $11,867
    8/31/2004             $14,449                    $15,667             $11,873
    9/30/2004             $14,519                    $15,751             $11,898
   10/31/2004             $14,648                    $15,886             $11,961
   11/30/2004             $14,519                    $15,755             $11,967
   12/31/2004             $14,707                    $15,947             $11,924
    1/31/2005             $14,872                    $16,096             $11,949
    2/28/2005             $14,836                    $16,043             $12,018
    3/31/2005             $14,765                    $15,942             $12,112
    4/30/2005             $14,954                    $16,193             $12,193
    5/31/2005             $15,061                    $16,308             $12,180
    6/30/2005             $15,133                    $16,409             $12,187
    7/31/2005             $15,072                    $16,335             $12,243
    8/31/2005             $15,181                    $16,500             $12,306
    9/30/2005             $15,083                    $16,388             $12,456
   10/31/2005             $15,009                    $16,289             $12,481
   11/30/2005             $15,068                    $16,367             $12,381
   12/31/2005             $15,176                    $16,508             $12,331
    1/31/2006             $15,198                    $16,552             $12,425
    2/28/2006             $15,295                    $16,664             $12,450
    3/31/2006             $15,207                    $16,549             $12,519
    4/30/2006             $15,205                    $16,543             $12,625
    5/31/2006             $15,240                    $16,617             $12,688
    6/30/2006             $15,189                    $16,554             $12,713
    7/31/2006             $15,338                    $16,751             $12,751
    8/31/2006             $15,511                    $17,000             $12,776
    9/30/2006             $15,610                    $17,118             $12,713
   10/31/2006             $15,698                    $17,225             $12,644
   11/30/2006             $15,823                    $17,369             $12,625
   12/31/2006             $15,769                    $17,307             $12,644
    1/31/2007             $15,728                    $17,263             $12,683
    2/28/2007             $15,897                    $17,490             $12,751

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the 2007 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prere-funded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


22 | Annual Report

Your Fund's Expenses

FRANKLIN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                          VALUE 9/1/06        VALUE 2/28/07     PERIOD* 9/1/06-2/28/07
-----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,027.90                $3.22
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,021.62                $3.21
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,024.30                $5.92
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.94                $5.91
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,025.00                $5.92
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.94                $5.91
-----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.64%; B: 1.18%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


24 | Annual Report

Franklin Massachusetts Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Massachusetts municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Massachusetts Insured Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.92 on February 28, 2006, to $11.96 on February 28, 2007. The Fund's Class A shares paid dividends totaling 49.34 cents per share for the same period. 3 The Performance Summary beginning on page 28 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.95% based on an annualization of the current 4.11 cent per share dividend and the maximum offering price of $12.49 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Massachusetts personal income tax bracket of 38.45% would need to earn a distribution rate of 6.42% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 83.


                                                              Annual Report | 25

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                               DIVIDEND PER SHARE
                                 -----------------------------------------------
MONTH                                  CLASS A                      CLASS C
--------------------------------------------------------------------------------
March 2006                           4.06 cents                   3.51 cents
--------------------------------------------------------------------------------
April 2006                           4.06 cents                   3.51 cents
--------------------------------------------------------------------------------
May 2006                             4.06 cents                   3.51 cents
--------------------------------------------------------------------------------
June 2006                            4.11 cents                   3.57 cents
--------------------------------------------------------------------------------
July 2006                            4.11 cents                   3.57 cents
--------------------------------------------------------------------------------
August 2006                          4.11 cents                   3.57 cents
--------------------------------------------------------------------------------
September 2006                       4.11 cents                   3.56 cents
--------------------------------------------------------------------------------
October 2006                         4.11 cents                   3.56 cents
--------------------------------------------------------------------------------
November 2006                        4.11 cents                   3.56 cents
--------------------------------------------------------------------------------
December 2006                        4.11 cents                   3.55 cents
--------------------------------------------------------------------------------
January 2007                         4.11 cents                   3.55 cents
--------------------------------------------------------------------------------
February 2007                        4.11 cents                   3.55 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

COMMONWEALTH UPDATE

Massachusetts' deep and diverse economy continued to expand, driven by the high-technology, financial services, education and health care sectors. Research labs and venture capital provide an attractive environment for industries such as biotechnology and software. Despite a relatively slow job recovery, the commonwealth's employment gained some ground and unemployment eased. As of February 2007, the unemployment rate was 5.3%, which was higher than the 4.5% national rate. 4

Using budget surpluses in the past few years, Massachusetts has rebuilt its reserve levels. Strong revenue growth came from income, sales and corporate tax collections in fiscal year 2006. Although the fiscal year 2007 budget includes additional new spending in education and health care, Massachusetts has taken certain actions to reduce budget uncertainty and control spending in the past few years. Specifically, the commonwealth devised financing options

4.    Source: Bureau of Labor Statistics.


26 | Annual Report
for two former large budget commitments, the Massachusetts Bay Transportation Authority (MBTA) and the School Building Authority (SBA). These actions ensure financial viability for the programs while eliminating future cost uncertainties for the commonwealth.

Massachusetts, like all states, continued to be challenged by rising health care costs and public safety spending, contributing to its heavy debt load. Debt service costs and pension contributions also climbed. Massachusetts' debt levels ranked among the highest in the nation on a per-capita basis and as a percentage of personal income.

Despite a heavy debt burden and a large though improving unfunded pension liability, Massachusetts' effective fiscal management and an established track record of structural budget balance enhanced its credit profile. Practices such as monthly revenue estimates, quarterly budget reviews and five-year capital plans played an important role in maintaining the commonwealth's fiscal solvency. Massachusetts' positive economic and revenue trends, easing budgetary pressures and solid reserves also contributed to independent credit rating agency Standard & Poor's AA rating and stable outlook for its general obligation bonds. 5

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Massachusetts Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Higher Education                                                          22.6%
--------------------------------------------------------------------------------
Prerefunded                                                               22.5%
--------------------------------------------------------------------------------
Transportation                                                            13.9%
--------------------------------------------------------------------------------
Other Revenue                                                             10.0%
--------------------------------------------------------------------------------
Utilities                                                                  9.8%
--------------------------------------------------------------------------------
General Obligation                                                         9.4%
--------------------------------------------------------------------------------
Tax-Supported                                                              6.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     5.0%
--------------------------------------------------------------------------------
Housing                                                                    0.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       0.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 27

Performance Summary as of 2/28/07

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------
CLASS A (SYMBOL: FMISX)                       CHANGE      2/28/07     2/28/06
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.04       $11.96      $11.92
------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
------------------------------------------------------------------------------
Dividend Income                  $0.4934
------------------------------------------------------------------------------
CLASS C (SYMBOL: FMAIX)                       CHANGE      2/28/07     2/28/06
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.05       $12.05      $12.00
------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
------------------------------------------------------------------------------
Dividend Income                  $0.4272
------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                                         1-YEAR      5-YEAR       10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +4.59%     +27.57%       +68.55%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +0.14%      +4.08%        +4.90%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                              +0.59%      +4.38%        +5.01%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.95%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.42%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.30%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.36%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.67%
--------------------------------------------------------------------------------------------------
CLASS C                                                         1-YEAR      5-YEAR       10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +4.07%     +24.22%       +59.53%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +3.07%      +4.43%        +4.78%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                              +3.41%      +4.74%        +4.88%
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.56%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       5.78%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  2.91%
--------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.73%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.22%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


28 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          FRANKLIN
                     MASSACHUSETTS INSURED       LEHMAN BROTHERS
       DATE          TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8     CPI 8
--------------------------------------------------------------------------------
     3/1/1997             $9,577                     $10,000           $10,000
    3/31/1997             $9,454                     $9,867            $10,025
    4/30/1997             $9,530                     $9,949            $10,038
    5/31/1997             $9,666                     $10,099           $10,031
    6/30/1997             $9,771                     $10,207           $10,044
    7/31/1997             $10,036                    $10,489           $10,056
    8/31/1997             $9,944                     $10,391           $10,075
    9/30/1997             $10,055                    $10,514           $10,100
   10/31/1997             $10,107                    $10,582           $10,125
   11/30/1997             $10,176                    $10,644           $10,119
   12/31/1997             $10,323                    $10,799           $10,107
    1/31/1998             $10,393                    $10,911           $10,125
    2/28/1998             $10,392                    $10,914           $10,144
    3/31/1998             $10,400                    $10,924           $10,163
    4/30/1998             $10,381                    $10,875           $10,182
    5/31/1998             $10,523                    $11,047           $10,201
    6/30/1998             $10,585                    $11,090           $10,213
    7/31/1998             $10,602                    $11,118           $10,226
    8/31/1998             $10,737                    $11,290           $10,238
    9/30/1998             $10,855                    $11,430           $10,251
   10/31/1998             $10,817                    $11,430           $10,276
   11/30/1998             $10,862                    $11,470           $10,276
   12/31/1998             $10,879                    $11,499           $10,269
    1/31/1999             $10,971                    $11,636           $10,294
    2/28/1999             $10,951                    $11,585           $10,307
    3/31/1999             $10,977                    $11,601           $10,338
    4/30/1999             $11,002                    $11,630           $10,414
    5/31/1999             $10,953                    $11,563           $10,414
    6/30/1999             $10,799                    $11,396           $10,414
    7/31/1999             $10,815                    $11,438           $10,445
    8/31/1999             $10,660                    $11,346           $10,470
    9/30/1999             $10,610                    $11,351           $10,520
   10/31/1999             $10,453                    $11,228           $10,539
   11/30/1999             $10,567                    $11,347           $10,545
   12/31/1999             $10,467                    $11,263           $10,545
    1/31/2000             $10,406                    $11,214           $10,576
    2/29/2000             $10,580                    $11,344           $10,639
    3/31/2000             $10,834                    $11,592           $10,727
    4/30/2000             $10,752                    $11,523           $10,733
    5/31/2000             $10,651                    $11,463           $10,746
    6/30/2000             $10,968                    $11,767           $10,802
    7/31/2000             $11,166                    $11,931           $10,827
    8/31/2000             $11,315                    $12,115           $10,827
    9/30/2000             $11,231                    $12,052           $10,883
   10/31/2000             $11,381                    $12,183           $10,902
   11/30/2000             $11,491                    $12,275           $10,909
   12/31/2000             $11,858                    $12,579           $10,902
    1/31/2001             $11,906                    $12,703           $10,971
    2/28/2001             $11,955                    $12,744           $11,015
    3/31/2001             $12,035                    $12,858           $11,040
    4/30/2001             $11,865                    $12,719           $11,084
    5/31/2001             $11,977                    $12,855           $11,134
    6/30/2001             $12,099                    $12,941           $11,153
    7/31/2001             $12,275                    $13,133           $11,122
    8/31/2001             $12,484                    $13,350           $11,122
    9/30/2001             $12,427                    $13,305           $11,172
   10/31/2001             $12,572                    $13,463           $11,134
   11/30/2001             $12,483                    $13,350           $11,115
   12/31/2001             $12,350                    $13,223           $11,071
    1/31/2002             $12,518                    $13,453           $11,096
    2/28/2002             $12,655                    $13,615           $11,140
    3/31/2002             $12,434                    $13,348           $11,203
    4/30/2002             $12,605                    $13,609           $11,266
    5/31/2002             $12,722                    $13,692           $11,266
    6/30/2002             $12,817                    $13,836           $11,272
    7/31/2002             $12,968                    $14,014           $11,284
    8/31/2002             $13,130                    $14,183           $11,322
    9/30/2002             $13,426                    $14,494           $11,341
   10/31/2002             $13,186                    $14,253           $11,360
   11/30/2002             $13,135                    $14,194           $11,360
   12/31/2002             $13,411                    $14,494           $11,335
    1/31/2003             $13,393                    $14,457           $11,385
    2/28/2003             $13,568                    $14,659           $11,472
    3/31/2003             $13,606                    $14,668           $11,541
    4/30/2003             $13,725                    $14,765           $11,516
    5/31/2003             $14,050                    $15,110           $11,497
    6/30/2003             $13,996                    $15,046           $11,510
    7/31/2003             $13,456                    $14,520           $11,523
    8/31/2003             $13,564                    $14,628           $11,566
    9/30/2003             $13,905                    $15,058           $11,604
   10/31/2003             $13,850                    $14,982           $11,591
   11/30/2003             $14,007                    $15,138           $11,560
   12/31/2003             $14,116                    $15,264           $11,548
    1/31/2004             $14,214                    $15,351           $11,604
    2/29/2004             $14,407                    $15,582           $11,667
    3/31/2004             $14,398                    $15,528           $11,742
    4/30/2004             $14,055                    $15,160           $11,779
    5/31/2004             $13,987                    $15,105           $11,848
    6/30/2004             $14,015                    $15,160           $11,886
    7/31/2004             $14,200                    $15,360           $11,867
    8/31/2004             $14,446                    $15,667           $11,873
    9/30/2004             $14,547                    $15,751           $11,898
   10/31/2004             $14,673                    $15,886           $11,961
   11/30/2004             $14,554                    $15,755           $11,967
   12/31/2004             $14,742                    $15,947           $11,924
    1/31/2005             $14,906                    $16,096           $11,949
    2/28/2005             $14,885                    $16,043           $12,018
    3/31/2005             $14,839                    $15,942           $12,112
    4/30/2005             $15,078                    $16,193           $12,193
    5/31/2005             $15,181                    $16,308           $12,180
    6/30/2005             $15,259                    $16,409           $12,187
    7/31/2005             $15,173                    $16,335           $12,243
    8/31/2005             $15,327                    $16,500           $12,306
    9/30/2005             $15,202                    $16,388           $12,456
   10/31/2005             $15,115                    $16,289           $12,481
   11/30/2005             $15,181                    $16,367           $12,381
   12/31/2005             $15,311                    $16,508           $12,331
    1/31/2006             $15,326                    $16,552           $12,425
    2/28/2006             $15,444                    $16,664           $12,450
    3/31/2006             $15,328                    $16,549           $12,519
    4/30/2006             $15,355                    $16,543           $12,625
    5/31/2006             $15,395                    $16,617           $12,688
    6/30/2006             $15,344                    $16,554           $12,713
    7/31/2006             $15,516                    $16,751           $12,751
    8/31/2006             $15,729                    $17,000           $12,776
    9/30/2006             $15,836                    $17,118           $12,713
   10/31/2006             $15,918                    $17,225           $12,644
   11/30/2006             $16,052                    $17,369           $12,625
   12/31/2006             $16,000                    $17,307           $12,644
    1/31/2007             $15,948                    $17,263           $12,683
    2/28/2007             $16,142                    $17,490           $12,751

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
CLASS A                                2/28/07
-----------------------------------------------
1-Year                                  +0.14%
-----------------------------------------------
5-Year                                  +4.08%
-----------------------------------------------
10-Year                                 +4.90%
-----------------------------------------------

CLASS C (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          FRANKLIN
                     MASSACHUSETTS INSURED       LEHMAN BROTHERS
       DATE          TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8     CPI 8
--------------------------------------------------------------------------------
     3/1/1997             $10,000                   $10,000            $10,000
    3/31/1997             $9,867                    $9,867             $10,025
    4/30/1997             $9,934                    $9,949             $10,038
    5/31/1997             $10,071                   $10,099            $10,031
    6/30/1997             $10,184                   $10,207            $10,044
    7/31/1997             $10,445                   $10,489            $10,056
    8/31/1997             $10,345                   $10,391            $10,075
    9/30/1997             $10,464                   $10,514            $10,100
   10/31/1997             $10,512                   $10,582            $10,125
   11/30/1997             $10,579                   $10,644            $10,119
   12/31/1997             $10,716                   $10,799            $10,107
    1/31/1998             $10,792                   $10,911            $10,125
    2/28/1998             $10,787                   $10,914            $10,144
    3/31/1998             $10,790                   $10,924            $10,163
    4/30/1998             $10,766                   $10,875            $10,182
    5/31/1998             $10,907                   $11,047            $10,201
    6/30/1998             $10,965                   $11,090            $10,213
    7/31/1998             $10,987                   $11,118            $10,226
    8/31/1998             $11,112                   $11,290            $10,238
    9/30/1998             $11,227                   $11,430            $10,251
   10/31/1998             $11,193                   $11,430            $10,276
   11/30/1998             $11,225                   $11,470            $10,276
   12/31/1998             $11,246                   $11,499            $10,269
    1/31/1999             $11,335                   $11,636            $10,294
    2/28/1999             $11,300                   $11,585            $10,307
    3/31/1999             $11,331                   $11,601            $10,338
    4/30/1999             $11,352                   $11,630            $10,414
    5/31/1999             $11,295                   $11,563            $10,414
    6/30/1999             $11,132                   $11,396            $10,414
    7/31/1999             $11,144                   $11,438            $10,445
    8/31/1999             $10,980                   $11,346            $10,470
    9/30/1999             $10,913                   $11,351            $10,520
   10/31/1999             $10,748                   $11,228            $10,539
   11/30/1999             $10,869                   $11,347            $10,545
   12/31/1999             $10,762                   $11,263            $10,545
    1/31/2000             $10,685                   $11,214            $10,576
    2/29/2000             $10,868                   $11,344            $10,639
    3/31/2000             $11,122                   $11,592            $10,727
    4/30/2000             $11,033                   $11,523            $10,733
    5/31/2000             $10,925                   $11,463            $10,746
    6/30/2000             $11,243                   $11,767            $10,802
    7/31/2000             $11,440                   $11,931            $10,827
    8/31/2000             $11,586                   $12,115            $10,827
    9/30/2000             $11,496                   $12,052            $10,883
   10/31/2000             $11,643                   $12,183            $10,902
   11/30/2000             $11,750                   $12,275            $10,909
   12/31/2000             $12,127                   $12,579            $10,902
    1/31/2001             $12,161                   $12,703            $10,971
    2/28/2001             $12,216                   $12,744            $11,015
    3/31/2001             $12,291                   $12,858            $11,040
    4/30/2001             $12,113                   $12,719            $11,084
    5/31/2001             $12,221                   $12,855            $11,134
    6/30/2001             $12,329                   $12,941            $11,153
    7/31/2001             $12,512                   $13,133            $11,122
    8/31/2001             $12,707                   $13,350            $11,122
    9/30/2001             $12,654                   $13,305            $11,172
   10/31/2001             $12,785                   $13,463            $11,134
   11/30/2001             $12,699                   $13,350            $11,115
   12/31/2001             $12,548                   $13,223            $11,071
    1/31/2002             $12,723                   $13,453            $11,096
    2/28/2002             $12,845                   $13,615            $11,140
    3/31/2002             $12,615                   $13,348            $11,203
    4/30/2002             $12,792                   $13,609            $11,266
    5/31/2002             $12,905                   $13,692            $11,266
    6/30/2002             $12,995                   $13,836            $11,272
    7/31/2002             $13,152                   $14,014            $11,284
    8/31/2002             $13,299                   $14,183            $11,322
    9/30/2002             $13,601                   $14,494            $11,341
   10/31/2002             $13,343                   $14,253            $11,360
   11/30/2002             $13,285                   $14,194            $11,360
   12/31/2002             $13,557                   $14,494            $11,335
    1/31/2003             $13,533                   $14,457            $11,385
    2/28/2003             $13,702                   $14,659            $11,472
    3/31/2003             $13,735                   $14,668            $11,541
    4/30/2003             $13,847                   $14,765            $11,516
    5/31/2003             $14,168                   $15,110            $11,497
    6/30/2003             $14,118                   $15,046            $11,510
    7/31/2003             $13,570                   $14,520            $11,523
    8/31/2003             $13,671                   $14,628            $11,566
    9/30/2003             $14,006                   $15,058            $11,604
   10/31/2003             $13,945                   $14,982            $11,591
   11/30/2003             $14,082                   $15,138            $11,560
   12/31/2003             $14,197                   $15,264            $11,548
    1/31/2004             $14,277                   $15,351            $11,604
    2/29/2004             $14,475                   $15,582            $11,667
    3/31/2004             $14,460                   $15,528            $11,742
    4/30/2004             $14,111                   $15,160            $11,779
    5/31/2004             $14,037                   $15,105            $11,848
    6/30/2004             $14,058                   $15,160            $11,886
    7/31/2004             $14,235                   $15,360            $11,867
    8/31/2004             $14,474                   $15,667            $11,873
    9/30/2004             $14,580                   $15,751            $11,898
   10/31/2004             $14,686                   $15,886            $11,961
   11/30/2004             $14,573                   $15,755            $11,967
   12/31/2004             $14,741                   $15,947            $11,924
    1/31/2005             $14,910                   $16,096            $11,949
    2/28/2005             $14,869                   $16,043            $12,018
    3/31/2005             $14,829                   $15,942            $12,112
    4/30/2005             $15,059                   $16,193            $12,193
    5/31/2005             $15,154                   $16,308            $12,180
    6/30/2005             $15,212                   $16,409            $12,187
    7/31/2005             $15,133                   $16,335            $12,243
    8/31/2005             $15,267                   $16,500            $12,306
    9/30/2005             $15,149                   $16,388            $12,456
   10/31/2005             $15,043                   $16,289            $12,481
   11/30/2005             $15,114                   $16,367            $12,381
   12/31/2005             $15,236                   $16,508            $12,331
    1/31/2006             $15,243                   $16,552            $12,425
    2/28/2006             $15,340                   $16,664            $12,450
    3/31/2006             $15,231                   $16,549            $12,519
    4/30/2006             $15,251                   $16,543            $12,625
    5/31/2006             $15,283                   $16,617            $12,688
    6/30/2006             $15,226                   $16,554            $12,713
    7/31/2006             $15,375                   $16,751            $12,751
    8/31/2006             $15,591                   $17,000            $12,776
    9/30/2006             $15,689                   $17,118            $12,713
   10/31/2006             $15,762                   $17,225            $12,644
   11/30/2006             $15,887                   $17,369            $12,625
   12/31/2006             $15,829                   $17,307            $12,644
    1/31/2007             $15,783                   $17,263            $12,683
    2/28/2007             $15,953                   $17,490            $12,751

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------
CLASS C                                2/28/07
------------------------------------------------
1-Year                                  +3.07%
------------------------------------------------
5-Year                                  +4.43%
------------------------------------------------
10-Year                                 +4.78%
------------------------------------------------


                                                              Annual Report | 29

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Massachusetts personal income tax rate of 38.45%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


30 | Annual Report

Your Fund's Expenses

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 31

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                           VALUE 9/1/06        VALUE 2/28/07    PERIOD* 9/1/06-2/28/07
---------------------------------------------------------------------------------------------------------------
Actual                                               $1,000             $1,026.50               $3.37
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000             $1,021.47               $3.36
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Actual                                               $1,000             $1,023.50               $6.02
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000             $1,018.54               $6.01
---------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.67% and C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


32 | Annual Report

Franklin Michigan Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Michigan Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Michigan municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Michigan Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.27 on February 28, 2006, to $12.24 on February 28, 2007. The Fund's Class A shares paid dividends totaling 52.96 cents per share for the same period. 3 The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.09% based on an annualization of the current 4.36 cent per share dividend and the maximum offering price of $12.78 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Michigan personal income tax bracket of 37.54% would need to earn a distribution rate of 6.55% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 90.


                                                              Annual Report | 33

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                                ------------------------------------------------
MONTH                              CLASS A            CLASS B          CLASS C
--------------------------------------------------------------------------------
March 2006                        4.47 cents        3.91 cents       3.90 cents
--------------------------------------------------------------------------------
April 2006                        4.47 cents        3.91 cents       3.90 cents
--------------------------------------------------------------------------------
May 2006                          4.47 cents        3.91 cents       3.90 cents
--------------------------------------------------------------------------------
June 2006                         4.39 cents        3.84 cents       3.84 cents
--------------------------------------------------------------------------------
July 2006                         4.39 cents        3.84 cents       3.84 cents
--------------------------------------------------------------------------------
August 2006                       4.39 cents        3.84 cents       3.84 cents
--------------------------------------------------------------------------------
September 2006                    4.39 cents        3.85 cents       3.82 cents
--------------------------------------------------------------------------------
October 2006                      4.39 cents        3.85 cents       3.82 cents
--------------------------------------------------------------------------------
November 2006                     4.39 cents        3.85 cents       3.82 cents
--------------------------------------------------------------------------------
December 2006                     4.36 cents        3.79 cents       3.79 cents
--------------------------------------------------------------------------------
January 2007                      4.36 cents        3.79 cents       3.79 cents
--------------------------------------------------------------------------------
February 2007                     4.36 cents        3.79 cents       3.79 cents
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Michigan suffered from significant weakness and the continued decline of the U.S. automobile and related industries. Through past auto industry cycles it has maintained a strong financial profile with tight controls, but chronic budgetary stress in recent years and depleted reserves gave the state limited flexibility to respond to possible further deterioration. Although economic reliance on the auto industry dropped substantially in past decades, Michigan is by far the state most dependent on this job-losing industry. Employment trends continued to be among the worst in the country, and as of February 2007, the unemployment rate was 6.6%, which was considerably higher than the 4.5% national rate. 4

In fiscal year 2007, spending pressure came from social services including education, Medicaid and corrections. Although intended to stimulate long-term economic growth, the repeal of an existing business tax exerted immediate weight on the budget. Weakening income levels also played into the lowered

4.    Source: Bureau of Labor Statistics.


34 | Annual Report
state revenue forecast, which showed an $850 million budget deficit for fiscal year 2007. 5 Although threatened by prolonged economic underperformance, Michigan has demonstrated commitment to fiscal solvency. The state has a proven history of managing budget shortfalls with proactive and effective expenditure cuts, with its spending growth ranked as one of the lowest among states.

Debt levels and pension positions remained manageable for the state. Independent credit rating agency Moody's Investors Service assigned Michigan's general obligation bonds a rating of Aa2 with a negative outlook, reflecting concerns with the state's ability to maintain structurally balanced operations in this challenging economic environment. 6

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Michigan Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
2/28/07

-------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
-------------------------------------------------------------------------------
Prerefunded                                                              44.9%
-------------------------------------------------------------------------------
General Obligation                                                       21.2%
-------------------------------------------------------------------------------
Utilities                                                                12.5%
-------------------------------------------------------------------------------
Hospital & Health Care                                                    7.3%
-------------------------------------------------------------------------------
Higher Education                                                          4.7%
-------------------------------------------------------------------------------
Transportation                                                            3.5%
-------------------------------------------------------------------------------
Subject to Government Appropriations                                      2.3%
-------------------------------------------------------------------------------
Tax-Supported                                                             2.2%
-------------------------------------------------------------------------------
Other Revenue                                                             1.4%
-------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

5. Source: Moody's Investors Service, "Rating Update: Michigan (State of)," 1/26/07.

6.    This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 35

Performance Summary as of 2/28/07

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FTTMX)                           CHANGE     2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.03      $12.24     $12.27
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.5296
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.0200
--------------------------------------------------------------------------------
        TOTAL                        $0.5496
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBMIX)                           CHANGE     2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.03      $12.30     $12.33
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.4628
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.0200
--------------------------------------------------------------------------------
        TOTAL                        $0.4828
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRMTX)                           CHANGE     2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             -$0.03      $12.36     $12.39
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.4616
--------------------------------------------------------------------------------
Long-Term Capital Gain               $0.0200
--------------------------------------------------------------------------------
        TOTAL                        $0.4816
--------------------------------------------------------------------------------


36 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------
CLASS A                                                           1-YEAR      5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                         +4.35%     +26.36%         +68.57%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                     -0.05%      +3.89%          +4.91%
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                                +0.30%      +4.26%          +5.02%
---------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              4.09%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           6.55%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      3.32%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       5.31%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                0.64%
---------------------------------------------------------------------------------------------------------
CLASS B                                                           1-YEAR      5-YEAR   INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                         +3.77%     +23.01%         +46.45%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                     -0.22%      +3.89%          +5.54%
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                                +0.17%      +4.27%          +5.45%
---------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.71%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           5.94%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      2.92%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       4.67%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                1.19%
---------------------------------------------------------------------------------------------------------
CLASS C                                                           1-YEAR      5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                         +3.74%     +22.98%         +59.51%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                     +2.74%      +4.22%          +4.78%
---------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                                +3.14%      +4.60%          +4.90%
---------------------------------------------------------------------------------------------------------
   Distribution Rate 4                              3.68%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5           5.89%
---------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                      2.93%
---------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                       4.69%
---------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                1.19%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 37

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
CLASS A                              2/28/07
---------------------------------------------
1-Year                                -0.05%
---------------------------------------------
5-Year                                +3.89%
---------------------------------------------
10-Year                               +4.91%
---------------------------------------------

CLASS A (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  FRANKLIN MICHIGAN INSURED     LEHMAN BROTHERS
       DATE          TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8       CPI 8
--------------------------------------------------------------------------------
      3/1/1997           $9,577                    $10,000             $10,000
     3/31/1997           $9,461                    $9,867              $10,025
     4/30/1997           $9,529                    $9,949              $10,038
     5/31/1997           $9,654                    $10,099             $10,031
     6/30/1997           $9,738                    $10,207             $10,044
     7/31/1997           $9,978                    $10,489             $10,056
     8/31/1997           $9,882                    $10,391             $10,075
     9/30/1997           $9,985                    $10,514             $10,100
    10/31/1997           $10,046                   $10,582             $10,125
    11/30/1997           $10,108                   $10,644             $10,119
    12/31/1997           $10,276                   $10,799             $10,107
     1/31/1998           $10,362                   $10,911             $10,125
     2/28/1998           $10,380                   $10,914             $10,144
     3/31/1998           $10,381                   $10,924             $10,163
     4/30/1998           $10,365                   $10,875             $10,182
     5/31/1998           $10,512                   $11,047             $10,201
     6/30/1998           $10,584                   $11,090             $10,213
     7/31/1998           $10,611                   $11,118             $10,226
     8/31/1998           $10,742                   $11,290             $10,238
     9/30/1998           $10,875                   $11,430             $10,251
    10/31/1998           $10,875                   $11,430             $10,276
    11/30/1998           $10,921                   $11,470             $10,276
    12/31/1998           $10,940                   $11,499             $10,269
     1/31/1999           $11,039                   $11,636             $10,294
     2/28/1999           $11,030                   $11,585             $10,307
     3/31/1999           $11,056                   $11,601             $10,338
     4/30/1999           $11,074                   $11,630             $10,414
     5/31/1999           $11,019                   $11,563             $10,414
     6/30/1999           $10,882                   $11,396             $10,414
     7/31/1999           $10,909                   $11,438             $10,445
     8/31/1999           $10,789                   $11,346             $10,470
     9/30/1999           $10,770                   $11,351             $10,520
    10/31/1999           $10,668                   $11,228             $10,539
    11/30/1999           $10,760                   $11,347             $10,545
    12/31/1999           $10,685                   $11,263             $10,545
     1/31/2000           $10,638                   $11,214             $10,576
     2/29/2000           $10,741                   $11,344             $10,639
     3/31/2000           $10,968                   $11,592             $10,727
     4/30/2000           $10,910                   $11,523             $10,733
     5/31/2000           $10,853                   $11,463             $10,746
     6/30/2000           $11,131                   $11,767             $10,802
     7/31/2000           $11,285                   $11,931             $10,827
     8/31/2000           $11,449                   $12,115             $10,827
     9/30/2000           $11,390                   $12,052             $10,883
    10/31/2000           $11,497                   $12,183             $10,902
    11/30/2000           $11,575                   $12,275             $10,909
    12/31/2000           $11,870                   $12,579             $10,902
     1/31/2001           $11,948                   $12,703             $10,971
     2/28/2001           $12,007                   $12,744             $11,015
     3/31/2001           $12,116                   $12,858             $11,040
     4/30/2001           $12,006                   $12,719             $11,084
     5/31/2001           $12,117                   $12,855             $11,134
     6/30/2001           $12,196                   $12,941             $11,153
     7/31/2001           $12,366                   $13,133             $11,122
     8/31/2001           $12,538                   $13,350             $11,122
     9/30/2001           $12,506                   $13,305             $11,172
    10/31/2001           $12,648                   $13,463             $11,134
    11/30/2001           $12,554                   $13,350             $11,115
    12/31/2001           $12,440                   $13,223             $11,071
     1/31/2002           $12,655                   $13,453             $11,096
     2/28/2002           $12,779                   $13,615             $11,140
     3/31/2002           $12,538                   $13,348             $11,203
     4/30/2002           $12,757                   $13,609             $11,266
     5/31/2002           $12,819                   $13,692             $11,266
     6/30/2002           $12,933                   $13,836             $11,272
     7/31/2002           $13,090                   $14,014             $11,284
     8/31/2002           $13,227                   $14,183             $11,322
     9/30/2002           $13,503                   $14,494             $11,341
    10/31/2002           $13,329                   $14,253             $11,360
    11/30/2002           $13,294                   $14,194             $11,360
    12/31/2002           $13,562                   $14,494             $11,335
     1/31/2003           $13,536                   $14,457             $11,385
     2/28/2003           $13,698                   $14,659             $11,472
     3/31/2003           $13,727                   $14,668             $11,541
     4/30/2003           $13,835                   $14,765             $11,516
     5/31/2003           $14,164                   $15,110             $11,497
     6/30/2003           $14,114                   $15,046             $11,510
     7/31/2003           $13,617                   $14,520             $11,523
     8/31/2003           $13,701                   $14,628             $11,566
     9/30/2003           $14,023                   $15,058             $11,604
    10/31/2003           $13,983                   $14,982             $11,591
    11/30/2003           $14,137                   $15,138             $11,560
    12/31/2003           $14,233                   $15,264             $11,548
     1/31/2004           $14,330                   $15,351             $11,604
     2/29/2004           $14,531                   $15,582             $11,667
     3/31/2004           $14,467                   $15,528             $11,742
     4/30/2004           $14,137                   $15,160             $11,779
     5/31/2004           $14,096                   $15,105             $11,848
     6/30/2004           $14,102                   $15,160             $11,886
     7/31/2004           $14,261                   $15,360             $11,867
     8/31/2004           $14,490                   $15,667             $11,873
     9/30/2004           $14,568                   $15,751             $11,898
    10/31/2004           $14,705                   $15,886             $11,961
    11/30/2004           $14,580                   $15,755             $11,967
    12/31/2004           $14,778                   $15,947             $11,924
     1/31/2005           $14,929                   $16,096             $11,949
     2/28/2005           $14,912                   $16,043             $12,018
     3/31/2005           $14,834                   $15,942             $12,112
     4/30/2005           $15,023                   $16,193             $12,193
     5/31/2005           $15,151                   $16,308             $12,180
     6/30/2005           $15,218                   $16,409             $12,187
     7/31/2005           $15,187                   $16,335             $12,243
     8/31/2005           $15,304                   $16,500             $12,306
     9/30/2005           $15,224                   $16,388             $12,456
    10/31/2005           $15,168                   $16,289             $12,481
    11/30/2005           $15,236                   $16,367             $12,381
    12/31/2005           $15,342                   $16,508             $12,331
     1/31/2006           $15,372                   $16,552             $12,425
     2/28/2006           $15,479                   $16,664             $12,450
     3/31/2006           $15,396                   $16,549             $12,519
     4/30/2006           $15,415                   $16,543             $12,625
     5/31/2006           $15,459                   $16,617             $12,688
     6/30/2006           $15,387                   $16,554             $12,713
     7/31/2006           $15,559                   $16,751             $12,751
     8/31/2006           $15,744                   $17,000             $12,776
     9/30/2006           $15,839                   $17,118             $12,713
    10/31/2006           $15,922                   $17,225             $12,644
    11/30/2006           $16,044                   $17,369             $12,625
    12/31/2006           $15,997                   $17,307             $12,644
     1/31/2007           $15,975                   $17,263             $12,683
     2/28/2007           $16,144                   $17,490             $12,751

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
CLASS B                             2/28/07
---------------------------------------------
1-Year                               -0.22%
---------------------------------------------
5-Year                               +3.89%
---------------------------------------------
Since Inception (2/1/00)             +5.54%
---------------------------------------------

CLASS B (2/1/00-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  FRANKLIN MICHIGAN INSURED     LEHMAN BROTHERS
       DATE          TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8       CPI 8
--------------------------------------------------------------------------------
      2/1/2000           $10,000                    $10,000              $10,000
     2/29/2000           $10,096                    $10,116              $10,059
     3/31/2000           $10,295                    $10,337              $10,142
     4/30/2000           $10,236                    $10,276              $10,148
     5/31/2000           $10,187                    $10,223              $10,160
     6/30/2000           $10,442                    $10,494              $10,213
     7/31/2000           $10,581                    $10,640              $10,237
     8/31/2000           $10,730                    $10,804              $10,237
     9/30/2000           $10,679                    $10,747              $10,290
    10/31/2000           $10,774                    $10,865              $10,308
    11/30/2000           $10,842                    $10,947              $10,314
    12/31/2000           $11,112                    $11,217              $10,308
     1/31/2001           $11,189                    $11,328              $10,373
     2/28/2001           $11,239                    $11,364              $10,415
     3/31/2001           $11,326                    $11,466              $10,438
     4/30/2001           $11,227                    $11,342              $10,480
     5/31/2001           $11,324                    $11,464              $10,527
     6/30/2001           $11,393                    $11,541              $10,545
     7/31/2001           $11,547                    $11,712              $10,515
     8/31/2001           $11,701                    $11,905              $10,515
     9/30/2001           $11,675                    $11,865              $10,563
    10/31/2001           $11,792                    $12,006              $10,527
    11/30/2001           $11,700                    $11,905              $10,509
    12/31/2001           $11,588                    $11,792              $10,468
     1/31/2002           $11,783                    $11,997              $10,492
     2/28/2002           $11,892                    $12,141              $10,533
     3/31/2002           $11,662                    $11,903              $10,592
     4/30/2002           $11,860                    $12,136              $10,652
     5/31/2002           $11,912                    $12,210              $10,652
     6/30/2002           $12,012                    $12,339              $10,658
     7/31/2002           $12,162                    $12,498              $10,669
     8/31/2002           $12,283                    $12,648              $10,705
     9/30/2002           $12,532                    $12,925              $10,723
    10/31/2002           $12,356                    $12,711              $10,741
    11/30/2002           $12,328                    $12,658              $10,741
    12/31/2002           $12,569                    $12,925              $10,717
     1/31/2003           $12,540                    $12,892              $10,764
     2/28/2003           $12,683                    $13,072              $10,847
     3/31/2003           $12,705                    $13,080              $10,912
     4/30/2003           $12,798                    $13,167              $10,889
     5/31/2003           $13,105                    $13,475              $10,871
     6/30/2003           $13,053                    $13,418              $10,883
     7/31/2003           $12,580                    $12,948              $10,895
     8/31/2003           $12,651                    $13,045              $10,936
     9/30/2003           $12,941                    $13,428              $10,972
    10/31/2003           $12,898                    $13,361              $10,960
    11/30/2003           $13,033                    $13,500              $10,930
    12/31/2003           $13,116                    $13,612              $10,918
     1/31/2004           $13,210                    $13,690              $10,972
     2/29/2004           $13,378                    $13,896              $11,031
     3/31/2004           $13,324                    $13,847              $11,102
     4/30/2004           $13,015                    $13,519              $11,137
     5/31/2004           $12,961                    $13,470              $11,203
     6/30/2004           $12,971                    $13,519              $11,238
     7/31/2004           $13,110                    $13,697              $11,220
     8/31/2004           $13,314                    $13,972              $11,226
     9/30/2004           $13,379                    $14,046              $11,250
    10/31/2004           $13,488                    $14,167              $11,309
    11/30/2004           $13,379                    $14,050              $11,315
    12/31/2004           $13,543                    $14,221              $11,274
     1/31/2005           $13,685                    $14,354              $11,297
     2/28/2005           $13,652                    $14,307              $11,363
     3/31/2005           $13,575                    $14,216              $11,451
     4/30/2005           $13,751                    $14,441              $11,528
     5/31/2005           $13,861                    $14,543              $11,517
     6/30/2005           $13,916                    $14,633              $11,523
     7/31/2005           $13,882                    $14,567              $11,576
     8/31/2005           $13,982                    $14,714              $11,635
     9/30/2005           $13,903                    $14,615              $11,777
    10/31/2005           $13,846                    $14,526              $11,801
    11/30/2005           $13,901                    $14,596              $11,706
    12/31/2005           $13,980                    $14,721              $11,659
     1/31/2006           $14,001                    $14,761              $11,748
     2/28/2006           $14,103                    $14,860              $11,771
     3/31/2006           $14,021                    $14,758              $11,836
     4/30/2006           $14,020                    $14,752              $11,937
     5/31/2006           $14,065                    $14,818              $11,996
     6/30/2006           $13,994                    $14,762              $12,020
     7/31/2006           $14,131                    $14,938              $12,056
     8/31/2006           $14,304                    $15,160              $12,079
     9/30/2006           $14,384                    $15,265              $12,020
    10/31/2006           $14,452                    $15,361              $11,955
    11/30/2006           $14,556                    $15,489              $11,937
    12/31/2006           $14,507                    $15,434              $11,955
     1/31/2007           $14,481                    $15,395              $11,991
     2/28/2007           $14,645                    $15,597              $12,056


38 | Annual Report

CLASS C (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 FRANKLIN MICHIGAN INSURED     LEHMAN BROTHERS
       DATE         TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8      CPI 8
--------------------------------------------------------------------------------
      3/1/1997             $10,000                 $10,000             $10,000
     3/31/1997             $9,865                  $9,867              $10,025
     4/30/1997             $9,932                  $9,949              $10,038
     5/31/1997             $10,057                 $10,099             $10,031
     6/30/1997             $10,148                 $10,207             $10,044
     7/31/1997             $10,391                 $10,489             $10,056
     8/31/1997             $10,279                 $10,391             $10,075
     9/30/1997             $10,388                 $10,514             $10,100
    10/31/1997             $10,438                 $10,582             $10,125
    11/30/1997             $10,505                 $10,644             $10,119
    12/31/1997             $10,674                 $10,799             $10,107
     1/31/1998             $10,757                 $10,911             $10,125
     2/28/1998             $10,771                 $10,914             $10,144
     3/31/1998             $10,767                 $10,924             $10,163
     4/30/1998             $10,744                 $10,875             $10,182
     5/31/1998             $10,890                 $11,047             $10,201
     6/30/1998             $10,968                 $11,090             $10,213
     7/31/1998             $10,991                 $11,118             $10,226
     8/31/1998             $11,121                 $11,290             $10,238
     9/30/1998             $11,252                 $11,430             $10,251
    10/31/1998             $11,248                 $11,430             $10,276
    11/30/1998             $11,290                 $11,470             $10,276
    12/31/1998             $11,306                 $11,499             $10,269
     1/31/1999             $11,402                 $11,636             $10,294
     2/28/1999             $11,388                 $11,585             $10,307
     3/31/1999             $11,410                 $11,601             $10,338
     4/30/1999             $11,422                 $11,630             $10,414
     5/31/1999             $11,360                 $11,563             $10,414
     6/30/1999             $11,214                 $11,396             $10,414
     7/31/1999             $11,236                 $11,438             $10,445
     8/31/1999             $11,108                 $11,346             $10,470
     9/30/1999             $11,084                 $11,351             $10,520
    10/31/1999             $10,965                 $11,228             $10,539
    11/30/1999             $11,063                 $11,347             $10,545
    12/31/1999             $10,972                 $11,263             $10,545
     1/31/2000             $10,919                 $11,214             $10,576
     2/29/2000             $11,029                 $11,344             $10,639
     3/31/2000             $11,255                 $11,592             $10,727
     4/30/2000             $11,182                 $11,523             $10,733
     5/31/2000             $11,128                 $11,463             $10,746
     6/30/2000             $11,405                 $11,767             $10,802
     7/31/2000             $11,557                 $11,931             $10,827
     8/31/2000             $11,718                 $12,115             $10,827
     9/30/2000             $11,653                 $12,052             $10,883
    10/31/2000             $11,757                 $12,183             $10,902
    11/30/2000             $11,841                 $12,275             $10,909
    12/31/2000             $12,124                 $12,579             $10,902
     1/31/2001             $12,208                 $12,703             $10,971
     2/28/2001             $12,262                 $12,744             $11,015
     3/31/2001             $12,357                 $12,858             $11,040
     4/30/2001             $12,250                 $12,719             $11,084
     5/31/2001             $12,345                 $12,855             $11,134
     6/30/2001             $12,430                 $12,941             $11,153
     7/31/2001             $12,597                 $13,133             $11,122
     8/31/2001             $12,765                 $13,350             $11,122
     9/30/2001             $12,737                 $13,305             $11,172
    10/31/2001             $12,864                 $13,463             $11,134
    11/30/2001             $12,764                 $13,350             $11,115
    12/31/2001             $12,642                 $13,223             $11,071
     1/31/2002             $12,854                 $13,453             $11,096
     2/28/2002             $12,972                 $13,615             $11,140
     3/31/2002             $12,723                 $13,348             $11,203
     4/30/2002             $12,938                 $13,609             $11,266
     5/31/2002             $12,994                 $13,692             $11,266
     6/30/2002             $13,103                 $13,836             $11,272
     7/31/2002             $13,266                 $14,014             $11,284
     8/31/2002             $13,397                 $14,183             $11,322
     9/30/2002             $13,668                 $14,494             $11,341
    10/31/2002             $13,488                 $14,253             $11,360
    11/30/2002             $13,447                 $14,194             $11,360
    12/31/2002             $13,709                 $14,494             $11,335
     1/31/2003             $13,678                 $14,457             $11,385
     2/28/2003             $13,834                 $14,659             $11,472
     3/31/2003             $13,858                 $14,668             $11,541
     4/30/2003             $13,959                 $14,765             $11,516
     5/31/2003             $14,294                 $15,110             $11,497
     6/30/2003             $14,236                 $15,046             $11,510
     7/31/2003             $13,721                 $14,520             $11,523
     8/31/2003             $13,798                 $14,628             $11,566
     9/30/2003             $14,123                 $15,058             $11,604
    10/31/2003             $14,066                 $14,982             $11,591
    11/30/2003             $14,223                 $15,138             $11,560
    12/31/2003             $14,312                 $15,264             $11,548
     1/31/2004             $14,403                 $15,351             $11,604
     2/29/2004             $14,598                 $15,582             $11,667
     3/31/2004             $14,527                 $15,528             $11,742
     4/30/2004             $14,191                 $15,160             $11,779
     5/31/2004             $14,133                 $15,105             $11,848
     6/30/2004             $14,144                 $15,160             $11,886
     7/31/2004             $14,295                 $15,360             $11,867
     8/31/2004             $14,516                 $15,667             $11,873
     9/30/2004             $14,587                 $15,751             $11,898
    10/31/2004             $14,716                 $15,886             $11,961
    11/30/2004             $14,586                 $15,755             $11,967
    12/31/2004             $14,776                 $15,947             $11,924
     1/31/2005             $14,918                 $16,096             $11,949
     2/28/2005             $14,894                 $16,043             $12,018
     3/31/2005             $14,810                 $15,942             $12,112
     4/30/2005             $14,990                 $16,193             $12,193
     5/31/2005             $15,122                 $16,308             $12,180
     6/30/2005             $15,181                 $16,409             $12,187
     7/31/2005             $15,144                 $16,335             $12,243
     8/31/2005             $15,253                 $16,500             $12,306
     9/30/2005             $15,167                 $16,388             $12,456
    10/31/2005             $15,092                 $16,289             $12,481
    11/30/2005             $15,152                 $16,367             $12,381
    12/31/2005             $15,250                 $16,508             $12,331
     1/31/2006             $15,273                 $16,552             $12,425
     2/28/2006             $15,383                 $16,664             $12,450
     3/31/2006             $15,295                 $16,549             $12,519
     4/30/2006             $15,294                 $16,543             $12,625
     5/31/2006             $15,342                 $16,617             $12,688
     6/30/2006             $15,265                 $16,554             $12,713
     7/31/2006             $15,414                 $16,751             $12,751
     8/31/2006             $15,601                 $17,000             $12,776
     9/30/2006             $15,688                 $17,118             $12,713
    10/31/2006             $15,762                 $17,225             $12,644
    11/30/2006             $15,874                 $17,369             $12,625
    12/31/2006             $15,833                 $17,307             $12,644
     1/31/2007             $15,792                 $17,263             $12,683
     2/28/2007             $15,951                 $17,490             $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                               2/28/07
----------------------------------------------
1-Year                                 +2.74%
----------------------------------------------
5-Year                                 +4.22%
----------------------------------------------
10-Year                                +4.78%
----------------------------------------------

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Michigan personal income tax rate of 37.54%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prere-funded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 39

Your Fund's Expenses

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


40 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT         ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                            VALUE 9/1/06            VALUE 2/28/07         PERIOD* 9/1/06-2/28/07
------------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000                   $1,025.50                    $3.21
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000                   $1,021.62                    $3.21
------------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000                   $1,022.60                    $5.92
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000                   $1,018.94                    $5.91
------------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000                   $1,022.50                    $5.92
------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000                   $1,018.94                    $5.91
------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.64%; B: 1.18%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 41

Franklin Minnesota Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Minnesota municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Minnesota Insured Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $12.13 on February 28, 2006, to $12.16 on February 28, 2007. The Fund's Class A shares paid dividends totaling 50.07 cents per share for the same period. 3 The Performance Summary beginning on page 45 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.93% based on an annualization of the current 4.16 cent per share dividend and the maximum offering price of $12.70 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Minnesota personal income tax bracket of 40.10% would need to earn a distribution rate of 6.56% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 100.


42 | Annual Report

DIVIDEND DISTRIBUTIONS 3
Franklin Minnesota Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                               DIVIDEND PER SHARE
                                  ----------------------------------------------
MONTH                                   CLASS A                      CLASS C
--------------------------------------------------------------------------------
March 2006                            4.16 cents                   3.60 cents
--------------------------------------------------------------------------------
April 2006                            4.16 cents                   3.60 cents
--------------------------------------------------------------------------------
May 2006                              4.16 cents                   3.60 cents
--------------------------------------------------------------------------------
June 2006                             4.16 cents                   3.61 cents
--------------------------------------------------------------------------------
July 2006                             4.16 cents                   3.61 cents
--------------------------------------------------------------------------------
August 2006                           4.16 cents                   3.61 cents
--------------------------------------------------------------------------------
September 2006                        4.16 cents                   3.62 cents
--------------------------------------------------------------------------------
October 2006                          4.16 cents                   3.62 cents
--------------------------------------------------------------------------------
November 2006                         4.16 cents                   3.62 cents
--------------------------------------------------------------------------------
December 2006                         4.16 cents                   3.59 cents
--------------------------------------------------------------------------------
January 2007                          4.16 cents                   3.59 cents
--------------------------------------------------------------------------------
February 2007                         4.16 cents                   3.59 cents
--------------------------------------------------------------------------------

STATE UPDATE

Minnesota's deep and diverse economy improved during the reporting period. With Minneapolis-St. Paul as the center of the midwest economy, the state is supported by a large and highly educated workforce as well as strong personal and household incomes. Job growth, though lagging the nation's, came from the education and health sectors. The service sector provides the most jobs, particularly health care and business services companies. As of February 2007, the unemployment rate was 4.5%, which was the same as the national rate. 4

Although partisan gridlock with the 2006-2007 biennial budget caused the state's first partial government shutdown in its history, Minnesota's financial picture markedly improved with a return to fiscal stability, higher liquidity and solid reserves. The post-shutdown budget was balanced using extensions on existing sales taxes on liquor and rental cars, as well as the controversial 75 cent-per-pack cigarette health impact fee. Although tobacco companies sued the state over the fee, the Minnesota Supreme Court subsequently ruled in the state's favor. Spending increases came from per-pupil costs and higher local

4. Source: Bureau of Labor Statistics.


                                                              Annual Report | 43

PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                        49.4%
--------------------------------------------------------------------------------
Prerefunded                                                               14.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    12.0%
--------------------------------------------------------------------------------
Utilities                                                                 11.5%
--------------------------------------------------------------------------------
Housing                                                                    6.0%
--------------------------------------------------------------------------------
Higher Education                                                           3.8%
--------------------------------------------------------------------------------
Other Revenue                                                              1.0%
--------------------------------------------------------------------------------
Tax-Supported                                                              0.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       0.4%
--------------------------------------------------------------------------------
Transportation                                                             0.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

government aid to municipalities. Minnesota's extensive planning and analysis and multiyear budgeting and cash flow projections paid off -- estimates for fiscal year 2007 pointed to major revenue sources performing near forecast levels and posting a $73 million surplus. 5

With a formal debt management policy in place for 20 years, Minnesota maintained low debt ratios and had ample capacity to meet capital needs. The state's ability to weather financial challenges and rebuild reserve levels in accordance with its budget expectations earned independent rating agency Standard & Poor's highest rating of AAA with a stable outlook for its general obligation bonds. 6

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Minnesota Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

5. Source: Standard & Poor's, "Research: Minnesota GO Bonds Rated `AAA'; Rebounding Economy, Strong Management Add to Financial Stability," RATINGSDIRECT, 10/20/06.

6.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


44 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
CLASS A (SYMBOL: FMINX)                        CHANGE     2/28/07      2/28/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.03      $12.16       $12.13
-------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
-------------------------------------------------------------------------------
Dividend Income                    $0.5007
-------------------------------------------------------------------------------
CLASS C (SYMBOL: FMNIX)                        CHANGE     2/28/07      2/28/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.02      $12.24       $12.22
-------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
-------------------------------------------------------------------------------
Dividend Income                    $0.4340
-------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
CLASS A                                                       1-YEAR       5-YEAR     10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                     +4.50%      +25.94%     +63.83%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                                 +0.04%       +3.82%      +4.61%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                            +0.48%       +4.06%      +4.67%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                            3.93%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5         6.56%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    3.38%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     5.64%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7              0.67%
-----------------------------------------------------------------------------------------------
CLASS C                                                       1-YEAR       5-YEAR     10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                     +3.81%      +22.56%     +55.10%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                                 +2.81%       +4.15%      +4.49%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                            +3.40%       +4.39%      +4.57%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                            3.54%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5         5.91%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    2.99%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     4.99%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7              1.22%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 45

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                            2/28/07
-------------------------------------------
1-Year                              +0.04%
-------------------------------------------
5-Year                              +3.82%
-------------------------------------------
10-Year                             +4.61%
-------------------------------------------

CLASS A (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  FRANKLIN FLORIDA INSURED       LEHMAN BROTHERS
       DATE          TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8    CPI 8
--------------------------------------------------------------------------------
      3/1/1997             $9,577                    $10,000          $10,000
     3/31/1997             $9,485                    $9,867           $10,025
     4/30/1997             $9,552                    $9,949           $10,038
     5/31/1997             $9,660                    $10,099          $10,031
     6/30/1997             $9,744                    $10,207          $10,044
     7/31/1997             $9,966                    $10,489          $10,056
     8/31/1997             $9,904                    $10,391          $10,075
     9/30/1997             $9,997                    $10,514          $10,100
    10/31/1997             $10,049                   $10,582          $10,125
    11/30/1997             $10,109                   $10,644          $10,119
    12/31/1997             $10,217                   $10,799          $10,107
     1/31/1998             $10,295                   $10,911          $10,125
     2/28/1998             $10,306                   $10,914          $10,144
     3/31/1998             $10,324                   $10,924          $10,163
     4/30/1998             $10,309                   $10,875          $10,182
     5/31/1998             $10,439                   $11,047          $10,201
     6/30/1998             $10,486                   $11,090          $10,213
     7/31/1998             $10,505                   $11,118          $10,226
     8/31/1998             $10,620                   $11,290          $10,238
     9/30/1998             $10,717                   $11,430          $10,251
    10/31/1998             $10,745                   $11,430          $10,276
    11/30/1998             $10,782                   $11,470          $10,276
    12/31/1998             $10,797                   $11,499          $10,269
     1/31/1999             $10,877                   $11,636          $10,294
     2/28/1999             $10,842                   $11,585          $10,307
     3/31/1999             $10,886                   $11,601          $10,338
     4/30/1999             $10,895                   $11,630          $10,414
     5/31/1999             $10,859                   $11,563          $10,414
     6/30/1999             $10,708                   $11,396          $10,414
     7/31/1999             $10,725                   $11,438          $10,445
     8/31/1999             $10,578                   $11,346          $10,470
     9/30/1999             $10,549                   $11,351          $10,520
    10/31/1999             $10,381                   $11,228          $10,539
    11/30/1999             $10,491                   $11,347          $10,545
    12/31/1999             $10,387                   $11,263          $10,545
     1/31/2000             $10,330                   $11,214          $10,576
     2/29/2000             $10,478                   $11,344          $10,639
     3/31/2000             $10,731                   $11,592          $10,727
     4/30/2000             $10,654                   $11,523          $10,733
     5/31/2000             $10,558                   $11,463          $10,746
     6/30/2000             $10,843                   $11,767          $10,802
     7/31/2000             $11,004                   $11,931          $10,827
     8/31/2000             $11,186                   $12,115          $10,827
     9/30/2000             $11,116                   $12,052          $10,883
    10/31/2000             $11,241                   $12,183          $10,902
    11/30/2000             $11,337                   $12,275          $10,909
    12/31/2000             $11,630                   $12,579          $10,902
     1/31/2001             $11,716                   $12,703          $10,971
     2/28/2001             $11,774                   $12,744          $11,015
     3/31/2001             $11,881                   $12,858          $11,040
     4/30/2001             $11,760                   $12,719          $11,084
     5/31/2001             $11,869                   $12,855          $11,134
     6/30/2001             $11,957                   $12,941          $11,153
     7/31/2001             $12,107                   $13,133          $11,122
     8/31/2001             $12,267                   $13,350          $11,122
     9/30/2001             $12,224                   $13,305          $11,172
    10/31/2001             $12,355                   $13,463          $11,134
    11/30/2001             $12,291                   $13,350          $11,115
    12/31/2001             $12,176                   $13,223          $11,071
     1/31/2002             $12,348                   $13,453          $11,096
     2/28/2002             $12,460                   $13,615          $11,140
     3/31/2002             $12,281                   $13,348          $11,203
     4/30/2002             $12,456                   $13,609          $11,266
     5/31/2002             $12,528                   $13,692          $11,266
     6/30/2002             $12,620                   $13,836          $11,272
     7/31/2002             $12,755                   $14,014          $11,284
     8/31/2002             $12,869                   $14,183          $11,322
     9/30/2002             $13,122                   $14,494          $11,341
    10/31/2002             $12,937                   $14,253          $11,360
    11/30/2002             $12,912                   $14,194          $11,360
    12/31/2002             $13,145                   $14,494          $11,335
     1/31/2003             $13,152                   $14,457          $11,385
     2/28/2003             $13,321                   $14,659          $11,472
     3/31/2003             $13,337                   $14,668          $11,541
     4/30/2003             $13,441                   $14,765          $11,516
     5/31/2003             $13,754                   $15,110          $11,497
     6/30/2003             $13,704                   $15,046          $11,510
     7/31/2003             $13,266                   $14,520          $11,523
     8/31/2003             $13,337                   $14,628          $11,566
     9/30/2003             $13,654                   $15,058          $11,604
    10/31/2003             $13,570                   $14,982          $11,591
    11/30/2003             $13,710                   $15,138          $11,560
    12/31/2003             $13,827                   $15,264          $11,548
     1/31/2004             $13,911                   $15,351          $11,604
     2/29/2004             $14,098                   $15,582          $11,667
     3/31/2004             $14,067                   $15,528          $11,742
     4/30/2004             $13,751                   $15,160          $11,779
     5/31/2004             $13,698                   $15,105          $11,848
     6/30/2004             $13,737                   $15,160          $11,886
     7/31/2004             $13,891                   $15,360          $11,867
     8/31/2004             $14,115                   $15,667          $11,873
     9/30/2004             $14,201                   $15,751          $11,898
    10/31/2004             $14,333                   $15,886          $11,961
    11/30/2004             $14,220                   $15,755          $11,967
    12/31/2004             $14,412                   $15,947          $11,924
     1/31/2005             $14,558                   $16,096          $11,949
     2/28/2005             $14,514                   $16,043          $12,018
     3/31/2005             $14,435                   $15,942          $12,112
     4/30/2005             $14,642                   $16,193          $12,193
     5/31/2005             $14,729                   $16,308          $12,180
     6/30/2005             $14,792                   $16,409          $12,187
     7/31/2005             $14,735                   $16,335          $12,243
     8/31/2005             $14,871                   $16,500          $12,306
     9/30/2005             $14,765                   $16,388          $12,456
    10/31/2005             $14,670                   $16,289          $12,481
    11/30/2005             $14,758                   $16,367          $12,381
    12/31/2005             $14,883                   $16,508          $12,331
     1/31/2006             $14,910                   $16,552          $12,425
     2/28/2006             $15,024                   $16,664          $12,450
     3/31/2006             $14,914                   $16,549          $12,519
     4/30/2006             $14,903                   $16,543          $12,625
     5/31/2006             $14,943                   $16,617          $12,688
     6/30/2006             $14,907                   $16,554          $12,713
     7/31/2006             $15,060                   $16,751          $12,751
     8/31/2006             $15,277                   $17,000          $12,776
     9/30/2006             $15,380                   $17,118          $12,713
    10/31/2006             $15,458                   $17,225          $12,644
    11/30/2006             $15,601                   $17,369          $12,625
    12/31/2006             $15,539                   $17,307          $12,644
     1/31/2007             $15,515                   $17,263          $12,683
     2/28/2007             $15,690                   $17,490          $12,751

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                            2/28/07
-------------------------------------------
1-Year                              +2.81%
-------------------------------------------
5-Year                              +4.15%
-------------------------------------------
10-Year                             +4.49%
-------------------------------------------

CLASS C (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  FRANKLIN FLORIDA INSURED       LEHMAN BROTHERS
       DATE          TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8    CPI 8
--------------------------------------------------------------------------------
     3/1/1997              $10,000                  $10,000           $10,000
    3/31/1997              $9,895                   $9,867            $10,025
    4/30/1997              $9,961                   $9,949            $10,038
    5/31/1997              $10,069                  $10,099           $10,031
    6/30/1997              $10,160                  $10,207           $10,044
    7/31/1997              $10,377                  $10,489           $10,056
    8/31/1997              $10,307                  $10,391           $10,075
    9/30/1997              $10,398                  $10,514           $10,100
   10/31/1997              $10,448                  $10,582           $10,125
   11/30/1997              $10,505                  $10,644           $10,119
   12/31/1997              $10,620                  $10,799           $10,107
    1/31/1998              $10,696                  $10,911           $10,125
    2/28/1998              $10,702                  $10,914           $10,144
    3/31/1998              $10,716                  $10,924           $10,163
    4/30/1998              $10,696                  $10,875           $10,182
    5/31/1998              $10,826                  $11,047           $10,201
    6/30/1998              $10,870                  $11,090           $10,213
    7/31/1998              $10,884                  $11,118           $10,226
    8/31/1998              $10,997                  $11,290           $10,238
    9/30/1998              $11,092                  $11,430           $10,251
   10/31/1998              $11,116                  $11,430           $10,276
   11/30/1998              $11,149                  $11,470           $10,276
   12/31/1998              $11,168                  $11,499           $10,269
    1/31/1999              $11,245                  $11,636           $10,294
    2/28/1999              $11,194                  $11,585           $10,307
    3/31/1999              $11,235                  $11,601           $10,338
    4/30/1999              $11,247                  $11,630           $10,414
    5/31/1999              $11,196                  $11,563           $10,414
    6/30/1999              $11,035                  $11,396           $10,414
    7/31/1999              $11,057                  $11,438           $10,445
    8/31/1999              $10,892                  $11,346           $10,470
    9/30/1999              $10,857                  $11,351           $10,520
   10/31/1999              $10,680                  $11,228           $10,539
   11/30/1999              $10,787                  $11,347           $10,545
   12/31/1999              $10,676                  $11,263           $10,545
    1/31/2000              $10,612                  $11,214           $10,576
    2/29/2000              $10,760                  $11,344           $10,639
    3/31/2000              $11,023                  $11,592           $10,727
    4/30/2000              $10,939                  $11,523           $10,733
    5/31/2000              $10,836                  $11,463           $10,746
    6/30/2000              $11,112                  $11,767           $10,802
    7/31/2000              $11,281                  $11,931           $10,827
    8/31/2000              $11,461                  $12,115           $10,827
    9/30/2000              $11,385                  $12,052           $10,883
   10/31/2000              $11,507                  $12,183           $10,902
   11/30/2000              $11,590                  $12,275           $10,909
   12/31/2000              $11,892                  $12,579           $10,902
    1/31/2001              $11,975                  $12,703           $10,971
    2/28/2001              $12,028                  $12,744           $11,015
    3/31/2001              $12,131                  $12,858           $11,040
    4/30/2001              $12,003                  $12,719           $11,084
    5/31/2001              $12,107                  $12,855           $11,134
    6/30/2001              $12,191                  $12,941           $11,153
    7/31/2001              $12,348                  $13,133           $11,122
    8/31/2001              $12,494                  $13,350           $11,122
    9/30/2001              $12,445                  $13,305           $11,172
   10/31/2001              $12,571                  $13,463           $11,134
   11/30/2001              $12,501                  $13,350           $11,115
   12/31/2001              $12,379                  $13,223           $11,071
    1/31/2002              $12,558                  $13,453           $11,096
    2/28/2002              $12,654                  $13,615           $11,140
    3/31/2002              $12,478                  $13,348           $11,203
    4/30/2002              $12,649                  $13,609           $11,266
    5/31/2002              $12,704                  $13,692           $11,266
    6/30/2002              $12,802                  $13,836           $11,272
    7/31/2002              $12,933                  $14,014           $11,284
    8/31/2002              $13,042                  $14,183           $11,322
    9/30/2002              $13,292                  $14,494           $11,341
   10/31/2002              $13,100                  $14,253           $11,360
   11/30/2002              $13,070                  $14,194           $11,360
   12/31/2002              $13,310                  $14,494           $11,335
    1/31/2003              $13,300                  $14,457           $11,385
    2/28/2003              $13,465                  $14,659           $11,472
    3/31/2003              $13,476                  $14,668           $11,541
    4/30/2003              $13,575                  $14,765           $11,516
    5/31/2003              $13,883                  $15,110           $11,497
    6/30/2003              $13,825                  $15,046           $11,510
    7/31/2003              $13,378                  $14,520           $11,523
    8/31/2003              $13,442                  $14,628           $11,566
    9/30/2003              $13,752                  $15,058           $11,604
   10/31/2003              $13,672                  $14,982           $11,591
   11/30/2003              $13,804                  $15,138           $11,560
   12/31/2003              $13,905                  $15,264           $11,548
    1/31/2004              $13,982                  $15,351           $11,604
    2/29/2004              $14,174                  $15,582           $11,667
    3/31/2004              $14,127                  $15,528           $11,742
    4/30/2004              $13,816                  $15,160           $11,779
    5/31/2004              $13,758                  $15,105           $11,848
    6/30/2004              $13,778                  $15,160           $11,886
    7/31/2004              $13,936                  $15,360           $11,867
    8/31/2004              $14,153                  $15,667           $11,873
    9/30/2004              $14,231                  $15,751           $11,898
   10/31/2004              $14,345                  $15,886           $11,961
   11/30/2004              $14,237                  $15,755           $11,967
   12/31/2004              $14,410                  $15,947           $11,924
    1/31/2005              $14,560                  $16,096           $11,949
    2/28/2005              $14,510                  $16,043           $12,018
    3/31/2005              $14,425                  $15,942           $12,112
    4/30/2005              $14,624                  $16,193           $12,193
    5/31/2005              $14,703                  $16,308           $12,180
    6/30/2005              $14,760                  $16,409           $12,187
    7/31/2005              $14,708                  $16,335           $12,243
    8/31/2005              $14,837                  $16,500           $12,306
    9/30/2005              $14,712                  $16,388           $12,456
   10/31/2005              $14,611                  $16,289           $12,481
   11/30/2005              $14,692                  $16,367           $12,381
   12/31/2005              $14,809                  $16,508           $12,331
    1/31/2006              $14,829                  $16,552           $12,425
    2/28/2006              $14,947                  $16,664           $12,450
    3/31/2006              $14,819                  $16,549           $12,519
    4/30/2006              $14,802                  $16,543           $12,625
    5/31/2006              $14,834                  $16,617           $12,688
    6/30/2006              $14,792                  $16,554           $12,713
    7/31/2006              $14,936                  $16,751           $12,751
    8/31/2006              $15,142                  $17,000           $12,776
    9/30/2006              $15,250                  $17,118           $12,713
   10/31/2006              $15,320                  $17,225           $12,644
   11/30/2006              $15,441                  $17,369           $12,625
   12/31/2006              $15,385                  $17,307           $12,644
    1/31/2007              $15,342                  $17,263           $12,683
    2/28/2007              $15,510                  $17,490           $12,751


46 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Minnesota personal income tax rate of 40.10%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 47

Your Fund's Expenses

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


48 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                          VALUE 9/1/06        VALUE 2/28/07    PERIOD* 9/1/06-2/28/07
-------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,027.20               $3.37
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,021.47               $3.36
-------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,024.30               $6.07
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.79               $6.06
-------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.67% and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 49

Franklin Ohio Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Ohio Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Ohio municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Ohio Insured Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $12.60 on February 28, 2006, to $12.64 on February 28, 2007. The Fund's Class A shares paid dividends totaling 52.43 cents per share for the same period. 3 The Performance Summary beginning on page 53 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 3.94% based on an annualization of the current 4.33 cent per share dividend and the maximum offering price of $13.20 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Ohio personal income tax bracket of 39.26% would need to earn a distribution rate of 6.49% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 109.


50 | Annual Report

DIVIDEND DISTRIBUTIONS 3
Franklin Ohio Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                             DIVIDEND PER SHARE
                          ------------------------------------------------------
MONTH                          CLASS A              CLASS B          CLASS C
--------------------------------------------------------------------------------
March 2006                    4.40 cents          3.82 cents       3.81 cents
--------------------------------------------------------------------------------
April 2006                    4.40 cents          3.82 cents       3.81 cents
--------------------------------------------------------------------------------
May 2006                      4.40 cents          3.82 cents       3.81 cents
--------------------------------------------------------------------------------
June 2006                     4.30 cents          3.73 cents       3.73 cents
--------------------------------------------------------------------------------
July 2006                     4.30 cents          3.73 cents       3.73 cents
--------------------------------------------------------------------------------
August 2006                   4.30 cents          3.73 cents       3.73 cents
--------------------------------------------------------------------------------
September 2006                4.40 cents          3.84 cents       3.84 cents
--------------------------------------------------------------------------------
October 2006                  4.40 cents          3.84 cents       3.84 cents
--------------------------------------------------------------------------------
November 2006                 4.40 cents          3.84 cents       3.84 cents
--------------------------------------------------------------------------------
December 2006                 4.33 cents          3.75 cents       3.73 cents
--------------------------------------------------------------------------------
January 2007                  4.33 cents          3.75 cents       3.73 cents
--------------------------------------------------------------------------------
February 2007                 4.33 cents          3.75 cents       3.73 cents
--------------------------------------------------------------------------------

bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Although Ohio's economic growth, in terms of income and employment, was slower than the nation's, the state continued to move steadily from a manufacturing-heavy to a more balanced service- and trade-oriented economy. Under a 10-year, state-funded economic development initiative introduced in 2003 to expand Ohio's high-tech research capabilities and generate high-paying job opportunities, the health care and technology sectors grew, with several major health care companies as the state's leading employers. While in decline, manufacturing was still a significant sector and contributed to the state's robust machinery and motor vehicle exports. As of February 2007, the unemployment rate was 5.0%, which was higher than the 4.5% national rate. 4

4.    Source: Bureau of Labor Statistics.


                                                              Annual Report | 51

PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
2/28/07

-------------------------------------------------------------------------------
                                                                   % OF TOTAL
                                                        LONG-TERM INVESTMENTS*
-------------------------------------------------------------------------------
Prerefunded                                                             32.4%
-------------------------------------------------------------------------------
General Obligation                                                      32.4%
-------------------------------------------------------------------------------
Utilities                                                                8.1%
-------------------------------------------------------------------------------
Higher Education                                                         7.9%
-------------------------------------------------------------------------------
Transportation                                                           5.0%
-------------------------------------------------------------------------------
Hospital & Health Care                                                   4.7%
-------------------------------------------------------------------------------
Subject to Government Appropriations                                     3.7%
-------------------------------------------------------------------------------
Tax-Supported                                                            2.9%
-------------------------------------------------------------------------------
Other Revenue                                                            1.6%
-------------------------------------------------------------------------------
Housing                                                                  0.7%
-------------------------------------------------------------------------------
Corporate-Backed                                                         0.6%
-------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

The fiscal 2006-2007 biennium budget painted a positive financial picture for Ohio. For fiscal year 2006, revenue receipts exceeded the conservative forecast; for fiscal year 2007, revenue and expenditure estimates performed in line with long-range budget expectations. The return to structural budget balance and improving reserve levels reaffirmed Ohio's long history of committed and disciplined fiscal management. Tax-reform measures, which included a gradual replacement of the corporate franchise tax with a new commercial activity tax, offered businesses significant tax relief. These steps are intended to make Ohio more business friendly and boost economic activity.

Ohio's debt levels are moderate, and its conservative debt issuance policy is limited by the state constitution. Independent credit rating agency Standard & Poor's assigned Ohio's general obligation bonds a rating of AA+ with a stable outlook, reflecting the state's successful implementation of revenue enhancements and wide expenditure cuts in response to a slowing economic environment. 5

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Ohio Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


52 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FTOIX)                        CHANGE       2/28/07     2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.04        $12.64      $12.60
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                    $0.5243
--------------------------------------------------------------------------------
Long-Term Capital Gain             $0.0009
--------------------------------------------------------------------------------
        TOTAL                      $0.5252
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBOIX)                        CHANGE       2/28/07     2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.05        $12.69      $12.64
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                    $0.4554
--------------------------------------------------------------------------------
Long-Term Capital Gain             $0.0009
--------------------------------------------------------------------------------
        TOTAL                      $0.4563
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FOITX)                        CHANGE       2/28/07     2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.05        $12.75      $12.70
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                    $0.4545
--------------------------------------------------------------------------------
Long-Term Capital Gain             $0.0009
--------------------------------------------------------------------------------
        TOTAL                      $0.4554
--------------------------------------------------------------------------------


                                                              Annual Report | 53

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
CLASS A                                                 1-YEAR    5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                               +4.61%   +27.18%          +67.64%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                           +0.16%    +4.02%           +4.85%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                      +0.57%    +4.27%           +4.94%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                        3.94%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5     6.49%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                3.29%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                 5.42%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7          0.65%
-----------------------------------------------------------------------------------------------
CLASS B                                                 1-YEAR    5-YEAR    INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                               +4.11%   +23.84%          +47.33%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                           +0.11%    +4.03%           +5.63%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                      +0.42%    +4.27%           +5.50%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                        3.55%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5     5.84%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                2.88%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                 4.74%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7          1.20%
-----------------------------------------------------------------------------------------------
CLASS C                                                 1-YEAR    5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                               +4.08%   +23.81%          +58.88%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                           +3.08%    +4.36%           +4.74%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                      +3.40%    +4.62%           +4.83%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                        3.53%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5     5.81%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                2.89%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                 4.76%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7          1.20%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


54 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    FRANKLIN OHIO INSURED       LEHMAN BROTHERS
       DATE          TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8     CPI 8
--------------------------------------------------------------------------------
       3/1/1997             $9,576                    $10,000          $10,000
      3/31/1997             $9,462                    $9,867           $10,025
      4/30/1997             $9,537                    $9,949           $10,038
      5/31/1997             $9,660                    $10,099          $10,031
      6/30/1997             $9,751                    $10,207          $10,044
      7/31/1997             $9,995                    $10,489          $10,056
      8/31/1997             $9,903                    $10,391          $10,075
      9/30/1997             $10,010                   $10,514          $10,100
     10/31/1997             $10,053                   $10,582          $10,125
     11/30/1997             $10,121                   $10,644          $10,119
     12/31/1997             $10,277                   $10,799          $10,107
      1/31/1998             $10,370                   $10,911          $10,125
      2/28/1998             $10,364                   $10,914          $10,144
      3/31/1998             $10,366                   $10,924          $10,163
      4/30/1998             $10,344                   $10,875          $10,182
      5/31/1998             $10,489                   $11,047          $10,201
      6/30/1998             $10,531                   $11,090          $10,213
      7/31/1998             $10,558                   $11,118          $10,226
      8/31/1998             $10,678                   $11,290          $10,238
      9/30/1998             $10,815                   $11,430          $10,251
     10/31/1998             $10,833                   $11,430          $10,276
     11/30/1998             $10,869                   $11,470          $10,276
     12/31/1998             $10,887                   $11,499          $10,269
      1/31/1999             $10,975                   $11,636          $10,294
      2/28/1999             $10,950                   $11,585          $10,307
      3/31/1999             $10,986                   $11,601          $10,338
      4/30/1999             $11,004                   $11,630          $10,414
      5/31/1999             $10,943                   $11,563          $10,414
      6/30/1999             $10,807                   $11,396          $10,414
      7/31/1999             $10,825                   $11,438          $10,445
      8/31/1999             $10,690                   $11,346          $10,470
      9/30/1999             $10,690                   $11,351          $10,520
     10/31/1999             $10,555                   $11,228          $10,539
     11/30/1999             $10,645                   $11,347          $10,545
     12/31/1999             $10,554                   $11,263          $10,545
      1/31/2000             $10,509                   $11,214          $10,576
      2/29/2000             $10,638                   $11,344          $10,639
      3/31/2000             $10,870                   $11,592          $10,727
      4/30/2000             $10,805                   $11,523          $10,733
      5/31/2000             $10,759                   $11,463          $10,746
      6/30/2000             $11,012                   $11,767          $10,802
      7/31/2000             $11,173                   $11,931          $10,827
      8/31/2000             $11,334                   $12,115          $10,827
      9/30/2000             $11,277                   $12,052          $10,883
     10/31/2000             $11,373                   $12,183          $10,902
     11/30/2000             $11,469                   $12,275          $10,909
     12/31/2000             $11,758                   $12,579          $10,902
      1/31/2001             $11,826                   $12,703          $10,971
      2/28/2001             $11,865                   $12,744          $11,015
      3/31/2001             $11,962                   $12,858          $11,040
      4/30/2001             $11,846                   $12,719          $11,084
      5/31/2001             $11,944                   $12,855          $11,134
      6/30/2001             $12,023                   $12,941          $11,153
      7/31/2001             $12,182                   $13,133          $11,122
      8/31/2001             $12,361                   $13,350          $11,122
      9/30/2001             $12,352                   $13,305          $11,172
     10/31/2001             $12,472                   $13,463          $11,134
     11/30/2001             $12,412                   $13,350          $11,115
     12/31/2001             $12,311                   $13,223          $11,071
      1/31/2002             $12,503                   $13,453          $11,096
      2/28/2002             $12,624                   $13,615          $11,140
      3/31/2002             $12,430                   $13,348          $11,203
      4/30/2002             $12,614                   $13,609          $11,266
      5/31/2002             $12,675                   $13,692          $11,266
      6/30/2002             $12,788                   $13,836          $11,272
      7/31/2002             $12,911                   $14,014          $11,284
      8/31/2002             $13,035                   $14,183          $11,322
      9/30/2002             $13,285                   $14,494          $11,341
     10/31/2002             $13,105                   $14,253          $11,360
     11/30/2002             $13,082                   $14,194          $11,360
     12/31/2002             $13,335                   $14,494          $11,335
      1/31/2003             $13,311                   $14,457          $11,385
      2/28/2003             $13,480                   $14,659          $11,472
      3/31/2003             $13,499                   $14,668          $11,541
      4/30/2003             $13,615                   $14,765          $11,516
      5/31/2003             $13,925                   $15,110          $11,497
      6/30/2003             $13,876                   $15,046          $11,510
      7/31/2003             $13,382                   $14,520          $11,523
      8/31/2003             $13,464                   $14,628          $11,566
      9/30/2003             $13,754                   $15,058          $11,604
     10/31/2003             $13,715                   $14,982          $11,591
     11/30/2003             $13,886                   $15,138          $11,560
     12/31/2003             $13,993                   $15,264          $11,548
      1/31/2004             $14,098                   $15,351          $11,604
      2/29/2004             $14,315                   $15,582          $11,667
      3/31/2004             $14,253                   $15,528          $11,742
      4/30/2004             $13,899                   $15,160          $11,779
      5/31/2004             $13,838                   $15,105          $11,848
      6/30/2004             $13,857                   $15,160          $11,886
      7/31/2004             $14,033                   $15,360          $11,867
      8/31/2004             $14,301                   $15,667          $11,873
      9/30/2004             $14,386                   $15,751          $11,898
     10/31/2004             $14,541                   $15,886          $11,961
     11/30/2004             $14,397                   $15,755          $11,967
     12/31/2004             $14,611                   $15,947          $11,924
      1/31/2005             $14,802                   $16,096          $11,949
      2/28/2005             $14,761                   $16,043          $12,018
      3/31/2005             $14,674                   $15,942          $12,112
      4/30/2005             $14,903                   $16,193          $12,193
      5/31/2005             $15,014                   $16,308          $12,180
      6/30/2005             $15,102                   $16,409          $12,187
      7/31/2005             $15,025                   $16,335          $12,243
      8/31/2005             $15,161                   $16,500          $12,306
      9/30/2005             $15,047                   $16,388          $12,456
     10/31/2005             $14,956                   $16,289          $12,481
     11/30/2005             $15,046                   $16,367          $12,381
     12/31/2005             $15,172                   $16,508          $12,331
      1/31/2006             $15,201                   $16,552          $12,425
      2/28/2006             $15,353                   $16,664          $12,450
      3/31/2006             $15,235                   $16,549          $12,519
      4/30/2006             $15,240                   $16,543          $12,625
      5/31/2006             $15,282                   $16,617          $12,688
      6/30/2006             $15,200                   $16,554          $12,713
      7/31/2006             $15,377                   $16,751          $12,751
      8/31/2006             $15,592                   $17,000          $12,776
      9/30/2006             $15,684                   $17,118          $12,713
     10/31/2006             $15,802                   $17,225          $12,644
     11/30/2006             $15,945                   $17,369          $12,625
     12/31/2006             $15,899                   $17,307          $12,644
      1/31/2007             $15,840                   $17,263          $12,683
      2/28/2007             $16,053                   $17,490          $12,751

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                            2/28/07
-------------------------------------------
1-Year                              +0.16%
-------------------------------------------
5-Year                              +4.02%
-------------------------------------------
10-Year                             +4.85%
-------------------------------------------

CLASS B (2/1/00-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    FRANKLIN OHIO INSURED       LEHMAN BROTHERS
       DATE          TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8      CPI 8
--------------------------------------------------------------------------------
     2/1/2000               $10,000                  $10,000            $10,000
    2/29/2000               $10,104                  $10,116            $10,059
    3/31/2000               $10,319                  $10,337            $10,142
    4/30/2000               $10,262                  $10,276            $10,148
    5/31/2000               $10,214                  $10,223            $10,160
    6/30/2000               $10,458                  $10,494            $10,213
    7/31/2000               $10,596                  $10,640            $10,237
    8/31/2000               $10,752                  $10,804            $10,237
    9/30/2000               $10,694                  $10,747            $10,290
   10/31/2000               $10,779                  $10,865            $10,308
   11/30/2000               $10,874                  $10,947            $10,314
   12/31/2000               $11,133                  $11,217            $10,308
    1/31/2001               $11,192                  $11,328            $10,373
    2/28/2001               $11,224                  $11,364            $10,415
    3/31/2001               $11,310                  $11,466            $10,438
    4/30/2001               $11,195                  $11,342            $10,480
    5/31/2001               $11,291                  $11,464            $10,527
    6/30/2001               $11,361                  $11,541            $10,545
    7/31/2001               $11,505                  $11,712            $10,515
    8/31/2001               $11,669                  $11,905            $10,515
    9/30/2001               $11,655                  $11,865            $10,563
   10/31/2001               $11,763                  $12,006            $10,527
   11/30/2001               $11,701                  $11,905            $10,509
   12/31/2001               $11,600                  $11,792            $10,468
    1/31/2002               $11,784                  $11,997            $10,492
    2/28/2002               $11,883                  $12,141            $10,533
    3/31/2002               $11,705                  $11,903            $10,592
    4/30/2002               $11,862                  $12,136            $10,652
    5/31/2002               $11,915                  $12,210            $10,652
    6/30/2002               $12,015                  $12,339            $10,658
    7/31/2002               $12,135                  $12,498            $10,669
    8/31/2002               $12,236                  $12,648            $10,705
    9/30/2002               $12,473                  $12,925            $10,723
   10/31/2002               $12,299                  $12,711            $10,741
   11/30/2002               $12,272                  $12,658            $10,741
   12/31/2002               $12,503                  $12,925            $10,717
    1/31/2003               $12,475                  $12,892            $10,764
    2/28/2003               $12,627                  $13,072            $10,847
    3/31/2003               $12,638                  $13,080            $10,912
    4/30/2003               $12,740                  $13,167            $10,889
    5/31/2003               $13,034                  $13,475            $10,871
    6/30/2003               $12,973                  $13,418            $10,883
    7/31/2003               $12,507                  $12,948            $10,895
    8/31/2003               $12,577                  $13,045            $10,936
    9/30/2003               $12,841                  $13,428            $10,972
   10/31/2003               $12,799                  $13,361            $10,960
   11/30/2003               $12,952                  $13,500            $10,930
   12/31/2003               $13,045                  $13,612            $10,918
    1/31/2004               $13,137                  $13,690            $10,972
    2/29/2004               $13,333                  $13,896            $11,031
    3/31/2004               $13,269                  $13,847            $11,102
    4/30/2004               $12,935                  $13,519            $11,137
    5/31/2004               $12,871                  $13,470            $11,203
    6/30/2004               $12,884                  $13,519            $11,238
    7/31/2004               $13,051                  $13,697            $11,220
    8/31/2004               $13,282                  $13,972            $11,226
    9/30/2004               $13,356                  $14,046            $11,250
   10/31/2004               $13,493                  $14,167            $11,309
   11/30/2004               $13,364                  $14,050            $11,315
   12/31/2004               $13,555                  $14,221            $11,274
    1/31/2005               $13,715                  $14,354            $11,297
    2/28/2005               $13,671                  $14,307            $11,363
    3/31/2005               $13,583                  $14,216            $11,451
    4/30/2005               $13,799                  $14,441            $11,528
    5/31/2005               $13,896                  $14,543            $11,517
    6/30/2005               $13,960                  $14,633            $11,523
    7/31/2005               $13,893                  $14,567            $11,576
    8/31/2005               $14,013                  $14,714            $11,635
    9/30/2005               $13,901                  $14,615            $11,777
   10/31/2005               $13,812                  $14,526            $11,801
   11/30/2005               $13,877                  $14,596            $11,706
   12/31/2005               $13,997                  $14,721            $11,659
    1/31/2006               $14,007                  $14,761            $11,748
    2/28/2006               $14,139                  $14,860            $11,771
    3/31/2006               $14,036                  $14,758            $11,836
    4/30/2006               $14,034                  $14,752            $11,937
    5/31/2006               $14,066                  $14,818            $11,996
    6/30/2006               $13,973                  $14,762            $12,020
    7/31/2006               $14,140                  $14,938            $12,056
    8/31/2006               $14,319                  $15,160            $12,079
    9/30/2006               $14,408                  $15,265            $12,020
   10/31/2006               $14,498                  $15,361            $11,955
   11/30/2006               $14,634                  $15,489            $11,937
   12/31/2006               $14,585                  $15,434            $11,955
    1/31/2007               $14,525                  $15,395            $11,991
    2/28/2007               $14,733                  $15,597            $12,056

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS B                            2/28/07
-------------------------------------------
1-Year                              +0.11%
-------------------------------------------
5-Year                              +4.03%
-------------------------------------------
Since Inception (2/1/00)            +5.63%
-------------------------------------------


                                                              Annual Report | 55

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS C                       2/28/07
---------------------------------------
1-Year                         +3.08%
---------------------------------------
5-Year                         +4.36%
---------------------------------------
10-Year                        +4.74%
---------------------------------------

CLASS C (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    FRANKLIN OHIO INSURED       LEHMAN BROTHERS
       DATE          TAX-FREE INCOME FUND    MUNICIPAL BOND INDEX 8     CPI 8
--------------------------------------------------------------------------------
     3/1/1997              $10,000                  $10,000            $10,000
    3/31/1997              $9,877                   $9,867             $10,025
    4/30/1997              $9,950                   $9,949             $10,038
    5/31/1997              $10,073                  $10,099            $10,031
    6/30/1997              $10,164                  $10,207            $10,044
    7/31/1997              $10,421                  $10,489            $10,056
    8/31/1997              $10,320                  $10,391            $10,075
    9/30/1997              $10,418                  $10,514            $10,100
   10/31/1997              $10,466                  $10,582            $10,125
   11/30/1997              $10,532                  $10,644            $10,119
   12/31/1997              $10,688                  $10,799            $10,107
    1/31/1998              $10,779                  $10,911            $10,125
    2/28/1998              $10,768                  $10,914            $10,144
    3/31/1998              $10,774                  $10,924            $10,163
    4/30/1998              $10,737                  $10,875            $10,182
    5/31/1998              $10,882                  $11,047            $10,201
    6/30/1998              $10,930                  $11,090            $10,213
    7/31/1998              $10,943                  $11,118            $10,226
    8/31/1998              $11,070                  $11,290            $10,238
    9/30/1998              $11,207                  $11,430            $10,251
   10/31/1998              $11,220                  $11,430            $10,276
   11/30/1998              $11,252                  $11,470            $10,276
   12/31/1998              $11,257                  $11,499            $10,269
    1/31/1999              $11,351                  $11,636            $10,294
    2/28/1999              $11,319                  $11,585            $10,307
    3/31/1999              $11,351                  $11,601            $10,338
    4/30/1999              $11,364                  $11,630            $10,414
    5/31/1999              $11,296                  $11,563            $10,414
    6/30/1999              $11,151                  $11,396            $10,414
    7/31/1999              $11,164                  $11,438            $10,445
    8/31/1999              $11,021                  $11,346            $10,470
    9/30/1999              $11,007                  $11,351            $10,520
   10/31/1999              $10,872                  $11,228            $10,539
   11/30/1999              $10,960                  $11,347            $10,545
   12/31/1999              $10,862                  $11,263            $10,545
    1/31/2000              $10,801                  $11,214            $10,576
    2/29/2000              $10,928                  $11,344            $10,639
    3/31/2000              $11,160                  $11,592            $10,727
    4/30/2000              $11,089                  $11,523            $10,733
    5/31/2000              $11,037                  $11,463            $10,746
    6/30/2000              $11,300                  $11,767            $10,802
    7/31/2000              $11,458                  $11,931            $10,827
    8/31/2000              $11,617                  $12,115            $10,827
    9/30/2000              $11,554                  $12,052            $10,883
   10/31/2000              $11,646                  $12,183            $10,902
   11/30/2000              $11,739                  $12,275            $10,909
   12/31/2000              $12,027                  $12,579            $10,902
    1/31/2001              $12,090                  $12,703            $10,971
    2/28/2001              $12,125                  $12,744            $11,015
    3/31/2001              $12,218                  $12,858            $11,040
    4/30/2001              $12,094                  $12,719            $11,084
    5/31/2001              $12,198                  $12,855            $11,134
    6/30/2001              $12,273                  $12,941            $11,153
    7/31/2001              $12,428                  $13,133            $11,122
    8/31/2001              $12,604                  $13,350            $11,122
    9/30/2001              $12,589                  $13,305            $11,172
   10/31/2001              $12,705                  $13,463            $11,134
   11/30/2001              $12,639                  $13,350            $11,115
   12/31/2001              $12,531                  $13,223            $11,071
    1/31/2002              $12,718                  $13,453            $11,096
    2/28/2002              $12,835                  $13,615            $11,140
    3/31/2002              $12,633                  $13,348            $11,203
    4/30/2002              $12,813                  $13,609            $11,266
    5/31/2002              $12,869                  $13,692            $11,266
    6/30/2002              $12,976                  $13,836            $11,272
    7/31/2002              $13,105                  $14,014            $11,284
    8/31/2002              $13,214                  $14,183            $11,322
    9/30/2002              $13,470                  $14,494            $11,341
   10/31/2002              $13,283                  $14,253            $11,360
   11/30/2002              $13,254                  $14,194            $11,360
   12/31/2002              $13,502                  $14,494            $11,335
    1/31/2003              $13,473                  $14,457            $11,385
    2/28/2003              $13,637                  $14,659            $11,472
    3/31/2003              $13,639                  $14,668            $11,541
    4/30/2003              $13,760                  $14,765            $11,516
    5/31/2003              $14,065                  $15,110            $11,497
    6/30/2003              $14,009                  $15,046            $11,510
    7/31/2003              $13,496                  $14,520            $11,523
    8/31/2003              $13,582                  $14,628            $11,566
    9/30/2003              $13,865                  $15,058            $11,604
   10/31/2003              $13,820                  $14,982            $11,591
   11/30/2003              $13,983                  $15,138            $11,560
   12/31/2003              $14,084                  $15,264            $11,548
    1/31/2004              $14,183                  $15,351            $11,604
    2/29/2004              $14,394                  $15,582            $11,667
    3/31/2004              $14,326                  $15,528            $11,742
    4/30/2004              $13,966                  $15,160            $11,779
    5/31/2004              $13,898                  $15,105            $11,848
    6/30/2004              $13,911                  $15,160            $11,886
    7/31/2004              $14,080                  $15,360            $11,867
    8/31/2004              $14,340                  $15,667            $11,873
    9/30/2004              $14,430                  $15,751            $11,898
   10/31/2004              $14,578                  $15,886            $11,961
   11/30/2004              $14,428                  $15,755            $11,967
   12/31/2004              $14,634                  $15,947            $11,924
    1/31/2005              $14,817                  $16,096            $11,949
    2/28/2005              $14,769                  $16,043            $12,018
    3/31/2005              $14,664                  $15,942            $12,112
    4/30/2005              $14,897                  $16,193            $12,193
    5/31/2005              $15,012                  $16,308            $12,180
    6/30/2005              $15,081                  $16,409            $12,187
    7/31/2005              $14,997                  $16,335            $12,243
    8/31/2005              $15,137                  $16,500            $12,306
    9/30/2005              $15,005                  $16,388            $12,456
   10/31/2005              $14,909                  $16,289            $12,481
   11/30/2005              $14,991                  $16,367            $12,381
   12/31/2005              $15,108                  $16,508            $12,331
    1/31/2006              $15,130                  $16,552            $12,425
    2/28/2006              $15,273                  $16,664            $12,450
    3/31/2006              $15,162                  $16,549            $12,519
    4/30/2006              $15,148                  $16,543            $12,625
    5/31/2006              $15,182                  $16,617            $12,688
    6/30/2006              $15,094                  $16,554            $12,713
    7/31/2006              $15,262                  $16,751            $12,751
    8/31/2006              $15,466                  $17,000            $12,776
    9/30/2006              $15,562                  $17,118            $12,713
   10/31/2006              $15,659                  $17,225            $12,644
   11/30/2006              $15,805                  $17,369            $12,625
   12/31/2006              $15,739                  $17,307            $12,644
    1/31/2007              $15,686                  $17,263            $12,683
    2/28/2007              $15,888                  $17,490            $12,751

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Ohio personal income tax rate of 39.26%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S.
      Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


56 | Annual Report

Your Fund's Expenses

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 57

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT    ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/06       VALUE 2/28/07      PERIOD* 9/1/06-2/28/07
-------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,029.60                 $3.27
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,021.57                 $3.26
-------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,027.60                 $5.98
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,018.89                 $5.96
-------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,027.40                 $6.03
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,018.84                 $6.01
-------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.65%; B: 1.19%; and C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


58 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                -------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28,
CLASS A                                             2007         2006         2005       2004 e         2003
                                                -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  10.74     $  10.80     $  10.97     $  10.76     $  10.50
                                                -------------------------------------------------------------

Income from investment operations a:

 Net investment income b ....................       0.44         0.45         0.46         0.46         0.46

 Net realized and unrealized gains (losses) .       0.04        (0.05)       (0.17)        0.20         0.27
                                                -------------------------------------------------------------
Total from investment operations ............       0.48         0.40         0.29         0.66         0.73
                                                -------------------------------------------------------------
Less distributions from net investment income      (0.45)       (0.46)       (0.46)       (0.45)       (0.47)
                                                -------------------------------------------------------------
Redemption fees .............................         --           --           -- d         --           --
                                                -------------------------------------------------------------
Net asset value, end of year ................   $  10.77     $  10.74     $  10.80     $  10.97     $  10.76
                                                =============================================================

Total return c ..............................       4.55%        3.73%        2.79%        6.29%        7.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $167,548     $175,430     $149,897     $156,033     $156,973

Ratios to average net assets:

 Expenses ...................................       0.74%        0.75%        0.76%        0.75%        0.76%

 Net investment income ......................       4.15%        4.16%        4.29%        4.27%        4.39%

Portfolio turnover rate .....................       7.31%       15.80%       21.09%       11.38%       10.83%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 59

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

---------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                   AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
MUNICIPAL BONDS 98.4%
FLORIDA 98.4%
Alachua County Public Improvement Revenue, AMBAC Insured, Pre-Refunded,
 5.25%, 8/01/29 ...........................................................................   $2,500,000   $2,617,100
Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 ............................    1,000,000    1,059,150
Broward County HFAR, FSA Insured,
  5.65%, 11/01/22 .........................................................................      405,000      411,095
  5.70%, 11/01/29 .........................................................................      225,000      228,564
Broward County School Board COP,
  MBIA Insured, 5.00%, 7/01/28 ............................................................    2,000,000    2,115,220
  Series A, FSA Insured, 5.00%, 7/01/22 ...................................................    2,000,000    2,106,820
  Series A, FSA Insured, 5.00%, 7/01/26 ...................................................    2,850,000    2,998,713
  Series A, FSA Insured, 5.00%, 7/01/30 ...................................................    2,000,000    2,131,540
Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 ........................    2,000,000    2,144,540
Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida,
 FSA Insured, 5.00%, 8/15/29 ..............................................................    1,500,000    1,591,755
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 ....    1,890,000    1,918,671
Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 .................    1,000,000    1,017,940
Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 ..    1,000,000    1,060,500
Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 ..........................    1,315,000    1,396,175
Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured,
 6.40%, 10/01/30 ..........................................................................       45,000       45,560
Escambia County Utilities Authority Utility System Revenue,
  FGIC Insured, 5.00%, 1/01/31 ............................................................    1,775,000    1,842,982
  Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 .......................................    2,000,000    2,103,840
Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ..........    1,600,000    1,629,232
Florida HFC Revenue,
  Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 ..............    1,205,000    1,262,961
  Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 ............................    1,070,000    1,116,096
Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured,
 5.00%, 8/01/32 ...........................................................................    3,570,000    3,756,033
Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ...............    2,000,000    2,125,420
Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
 5.25%, 7/01/30 ...........................................................................    2,000,000    2,118,840
Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured,
 5.00%, 8/01/25 ...........................................................................    2,000,000    2,128,340
Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
 Series A, MBIA Insured, 5.00%, 7/01/21 ...................................................    3,000,000    3,185,940
Florida State Department of General Services Division Facilities Management Revenue,
 Florida Facilities Pool, Series B, FSA Insured, Pre-Refunded, 5.50%, 9/01/28 .............      550,000      579,695
Gulf Breeze Revenue,
  FGIC Insured, 5.80%, 12/01/20 ...........................................................    1,250,000    1,343,975
  Local Government Loan Program, Series C, FGIC Insured, 6.05%, 12/01/15 ..................    1,915,000    1,937,942
Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 ............................    1,150,000    1,229,419
Hillsborough County School Board COP, MBIA Insured,
  5.00%, 7/01/26 ..........................................................................    1,670,000    1,781,038
  Pre-Refunded, 5.375%, 7/01/26 ...........................................................    1,000,000    1,039,150
Indian Trail Water Control District Improvement Revenue, MBIA Insured, 5.75%, 8/01/16 .....    1,090,000    1,102,753
Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured,
 5.00%, 10/01/25 ..........................................................................    4,000,000    4,228,600


60 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                   AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
 5.00%, 10/01/32 ..........................................................................   $1,000,000   $1,055,100
Jacksonville Sales Tax Revenue, Better Jacksonville, MBIA Insured, 5.00%, 10/01/30 ........    1,500,000    1,590,345
Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 ........................    2,000,000    2,092,120
Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured,
 6.35%, 8/01/25 ...........................................................................    1,000,000    1,010,710
Key West Utility Board Electric Revenue, Refunding and Capital Improvement System,
 MBIA Insured, 5.00%, 10/01/31 ............................................................    1,000,000    1,078,850
Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 .....................    4,080,000    4,337,203
Lee County Airport Revenue,
  Refunding, FSA Insured, 5.00%, 10/01/33 .................................................    3,530,000    3,752,319
  Series B, FSA Insured, Pre-Refunded, 5.75%, 10/01/33 ....................................    4,000,000    4,318,160
Lynn Haven Capital Improvement Revenue, MBIA Insured, Pre-Refunded, 5.50%, 12/01/32 .......    2,000,000    2,147,760
Maitland CDA Revenue, AMBAC Insured, 5.00%, 7/01/34 .......................................    2,595,000    2,752,491
Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 .......................    1,500,000    1,582,500
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ........................    3,000,000    3,132,870
Miami-Dade County Aviation Revenue, Miami International Airport,
  Hub, Series B, FGIC Insured, 5.00%, 10/01/30 ............................................    3,500,000    3,705,520
  Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 ......................................    1,625,000    1,699,847
  Series B, FGIC Insured, 5.75%, 10/01/29 .................................................    2,500,000    2,701,475
Miami-Dade County GO, Building Better Communities Program, FGIC Insured,
 5.00%, 7/01/33 ...........................................................................    2,000,000    2,137,360
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, MBIA
 Insured, 5.00%,
  6/01/31 .................................................................................    1,650,000    1,758,784
  6/01/35 .................................................................................    2,000,000    2,124,660
Nassau County Public Improvement Revenue, MBIA Insured, 5.00%, 5/01/31 ....................    5,000,000    5,206,900
Ocala Utility System Revenue, Refunding, Series A, FGIC Insured, 5.00%, 10/01/31 ..........    2,000,000    2,136,400
Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 .....................    4,220,000    4,308,029
Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 .............................    1,000,000    1,053,790
Orange County Tourist Development Tax Revenue, AMBAC Insured,
  5.50%, 10/01/32 .........................................................................    2,000,000    2,170,820
  Pre-Refunded, 5.50%, 10/01/31 ...........................................................    1,000,000    1,046,250
Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
 5.70%, 12/01/17 ..........................................................................      480,000      481,622
Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 .............    3,000,000    3,160,680
Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ..........    2,000,000    2,098,220
Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
 Pre-Refunded, 5.125%, 11/01/30 ...........................................................    1,000,000    1,063,460
Palm Beach County School Board COP, Series A,
  AMBAC Insured, 5.125%, 8/01/24 ..........................................................    5,000,000    5,304,400
  FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ..............................................    3,000,000    3,251,250
Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32 ...............    2,000,000    2,117,600
Pembroke Pines Public Improvement Revenue,
  Series A, AMBAC Insured, 5.00%, 10/01/29 ................................................    2,000,000    2,137,580
  Series B, AMBAC Insured, 5.00%, 10/01/34 ................................................    2,000,000    2,130,840
Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ...............................    3,000,000    3,177,120
Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded, 5.75%, 12/01/21 .......    1,000,000    1,082,540


                                                              Annual Report | 61

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Polk County Public Facilities Revenue, MBIA Insured, 5.00%, 12/01/33 ....................   $  2,000,000   $  2,143,100
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 .....................      1,000,000      1,046,190
  Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%,
     10/01/30 .............................................................................      1,000,000      1,068,110
     10/01/34 .............................................................................      2,000,000      2,130,840
  Port Orange GO, MBIA Insured, 5.00%, 4/01/33 ............................................      1,755,000      1,884,607
  St. Augustine Capital Improvement Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/29 ....      1,250,000      1,335,988
  St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
    Management Benefit, senior lien, Refunding, Series A, MBIA Insured, 5.25%, 5/01/25 ....      5,000,000      5,234,250
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
    10/01/32 ..............................................................................      2,240,000      2,453,898
  Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 .........................      1,000,000      1,054,210
  University of Central Florida Athletics Assn. Inc. COP, Series A, FGIC Insured, 5.00%,
     10/01/27 .............................................................................      1,000,000      1,067,450
     10/01/30 .............................................................................      1,485,000      1,585,163
  University of Central Florida COP, University of Central Florida Convocation Corp., Series A,
    FGIC Insured, 5.00%, 10/01/35 .........................................................      1,500,000      1,592,250
                                                                                                             ------------
  TOTAL LONG TERM INVESTMENTS (COST $155,044,003) .........................................                   164,857,230
                                                                                                             ------------
  SHORT TERM INVESTMENTS 0.3%
  MUNICIPAL BONDS 0.3%
  FLORIDA 0.3%
a Jacksonville Health Facilities Authority Hospital Revenue,
     Baptist Medical Center Project, Daily VRDN and Put, 3.60%, 8/15/21 ...................        200,000        200,000
     Genesis Rehabilitation Hospital, Refunding, Daily VRDN and Put, 3.65%, 5/01/21 .......        300,000        300,000
                                                                                                             ------------
  TOTAL SHORT TERM INVESTMENTS (COST $500,000) ............................................                       500,000
                                                                                                             ------------
  TOTAL INVESTMENTS (COST $155,544,003) 98.7% .............................................                   165,357,230
  OTHER ASSETS, LESS LIABILITIES 1.3% .....................................................                     2,190,317
                                                                                                             ------------
  NET ASSETS 100.0% .......................................................................                  $167,547,547
                                                                                                             ============

See Selected Portfolio Abbreviations on page 121.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


62 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INSURED TAX-FREE INCOME FUND


                                                -----------------------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS A                                               2007           2006           2005         2004 e           2003
                                                -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $    12.32     $    12.41     $    12.62     $    12.37     $    12.13
                                                -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.53           0.54           0.55           0.55           0.58

 Net realized and unrealized gains (losses) .         0.01          (0.10)         (0.20)          0.25           0.24
                                                -----------------------------------------------------------------------
Total from investment operations ............         0.54           0.44           0.35           0.80           0.82
                                                -----------------------------------------------------------------------
Less distributions from:

 Net investment income ......................        (0.53)         (0.53)         (0.55)         (0.55)         (0.58)

 Net realized gains .........................        (0.01)            --          (0.01)            --             --
                                                -----------------------------------------------------------------------
Total distributions .........................        (0.54)         (0.53)         (0.56)         (0.55)         (0.58)
                                                -----------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                -----------------------------------------------------------------------
Net asset value, end of year ................   $    12.32     $    12.32     $    12.41     $    12.62     $    12.37
                                                =======================================================================

Total return c ..............................         4.51%          3.65%          2.93%          6.65%          6.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $1,821,006     $1,697,516     $1,602,174     $1,696,913     $1,646,355

Ratios to average net assets:

 Expenses ...................................         0.63%          0.63%          0.63%          0.63%          0.62%

 Net investment income ......................         4.33%          4.37%          4.47%          4.45%          4.73%

Portfolio turnover rate .....................         6.75%          4.94%          9.07%          9.41%         11.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 63

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                -----------------------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS B                                               2007           2006           2005       2004 e             2003
                                                -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $    12.37     $    12.47     $    12.67     $    12.42     $    12.17
                                                -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.46           0.47           0.48           0.49           0.51

 Net realized and unrealized gains (losses) .         0.01          (0.10)         (0.19)          0.24           0.25
                                                -----------------------------------------------------------------------
Total from investment operations ............         0.47           0.37           0.29           0.73           0.76
                                                -----------------------------------------------------------------------
Less distributions from:

 Net investment income ......................        (0.46)         (0.47)         (0.48)         (0.48)         (0.51)

 Net realized gains .........................        (0.01)            --          (0.01)            --             --
                                                -----------------------------------------------------------------------
Total distributions .........................        (0.47)         (0.47)         (0.49)         (0.48)         (0.51)
                                                -----------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                -----------------------------------------------------------------------
Net asset value, end of year ................   $    12.37     $    12.37     $    12.47     $    12.67     $    12.42
                                                =======================================================================

Total return c ..............................         3.93%          3.07%          2.35%          6.04%          6.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $   83,644     $   94,569     $  103,378     $  108,518     $   82,062

Ratios to average net assets:

 Expenses ...................................         1.18%          1.18%          1.18%          1.18%          1.18%

 Net investment income ......................         3.78%          3.82%          3.92%          3.90%          4.17%

Portfolio turnover rate .....................         6.75%          4.94%          9.07%          9.41%         11.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


64 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                -------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28,
CLASS C                                             2007         2006         2005      2004 e          2003
                                                -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.42     $  12.51     $  12.72     $  12.47     $  12.21
                                                -------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.47         0.48         0.49         0.48         0.52

 Net realized and unrealized gains (losses) .       0.01        (0.10)       (0.21)        0.25         0.25
                                                -------------------------------------------------------------
Total from investment operations ............       0.48         0.38         0.28         0.73         0.77
                                                -------------------------------------------------------------
Less distributions from:

 Net investment income ......................      (0.46)       (0.47)       (0.48)       (0.48)       (0.51)

 Net realized gains .........................      (0.01)          --        (0.01)          --           --
                                                -------------------------------------------------------------
Total distributions .........................      (0.47)       (0.47)       (0.49)       (0.48)       (0.51)
                                                -------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                -------------------------------------------------------------
Net asset value, end of year ................   $  12.43     $  12.42     $  12.51     $  12.72     $  12.47
                                                =============================================================

Total return c ..............................       3.99%        3.06%        2.34%        5.99%        6.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $141,913     $147,979     $138,027     $152,833     $129,608

Ratios to average net assets:

 Expenses ...................................       1.17%        1.18%        1.18%        1.20%        1.15%

 Net investment income ......................       3.79%        3.82%        3.92%        3.88%        4.20%

Portfolio turnover rate .....................       6.75%        4.94%        9.07%        9.41%       11.74%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                         AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
MUNICIPAL BONDS 99.1%
ALABAMA 9.5%
Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
 AMBAC Insured, 5.25%, 8/15/21 ..........................................................   $ 2,490,000   $  2,660,565
Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%,
 6/01/18 ................................................................................     5,000,000      5,174,050
Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 .........................................     2,000,000      2,128,480
Bessemer Governmental Utility Services Corp. Water Supply Revenue, MBIA Insured, 5.25%,
 6/01/32 ................................................................................     5,000,000      5,172,150
Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured, 5.00%,
 12/01/32 ...............................................................................     5,000,000      5,240,750
Birmingham Waterworks and Sewer Board Water and Sewer Revenue, Series A, FSA Insured,
 5.00%, 1/01/40 .........................................................................    10,000,000     10,622,000
Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured, 5.50%,
 6/01/30 ................................................................................     1,670,000      1,766,242
East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
 Series A, MBIA Insured, 5.25%, 9/01/28 .................................................     7,000,000      7,206,850
Foley Utilities Board Utilities Revenue, FSA Insured, 5.00%, 11/01/29 ...................    10,720,000     11,440,598
Helena Utilities Board Water and Sewer Revenue, MBIA Insured,
  5.25%, 4/01/27 ........................................................................     1,805,000      1,933,534
  5.25%, 4/01/33 ........................................................................     2,695,000      2,881,764
  Pre-Refunded, 5.25%, 4/01/27 ..........................................................     1,455,000      1,574,688
  Pre-Refunded, 5.25%, 4/01/33 ..........................................................     2,195,000      2,375,561
Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
  10/01/24 ..............................................................................     5,855,000      6,339,326
  10/01/25 ..............................................................................     6,065,000      6,561,784
Jefferson County Sewer Revenue,
  Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/01/29 ......    22,050,000     22,860,999
  wts., Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 ............................    12,690,000     13,529,571
Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
 12/01/35 ...............................................................................     9,100,000      9,684,584
Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36 ..............................    10,000,000     10,282,200
Muscle Shoals GO, wts., MBIA Insured, Pre-Refunded, 5.50%, 8/01/30 ......................     2,000,000      2,154,780
Orange Beach Sewer Revenue, wts., MBIA Insured, 5.00%, 2/01/30 ..........................     5,000,000      5,340,400
Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA Insured, 5.00%,
 5/15/35 ................................................................................     3,665,000      3,871,486
Pell City GO, wts.,
  Refunding, XLCA Insured, 5.00%, 2/01/24 ...............................................     1,020,000      1,091,808
  XLCA Insured, 5.00%, 2/01/34 ..........................................................     5,195,000      5,512,830
Tuscaloosa GO, wts., FSA Insured, 5.00%, 1/01/30 ........................................     8,875,000      9,416,641
University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ...........     3,000,000      3,174,960
University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 ................     5,975,000      6,319,877
University of South Alabama University Revenues, Tuition,
  Capital Improvement, AMBAC Insured, 5.00%, 12/01/30 ...................................     7,560,000      8,113,921
  Capital Improvement, Refunding, AMBAC Insured, 5.00%, 12/01/36 ........................    10,000,000     10,724,400
  Refunding, Capital Improvement, AMBAC Insured, 5.00%, 12/01/31 ........................     7,845,000      8,413,292
                                                                                                          ------------
                                                                                                           193,570,091
                                                                                                          ------------


66 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                      AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
ALASKA 0.5%
Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, BIG Insured,
 6.25%, 7/01/21 ......................................................................   $     5,000   $     5,004
Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ....     3,000,000     3,053,100
Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding,
 Series A, MBIA Insured, 6.125%, 4/01/27 .............................................     5,000,000     5,108,100
Alaska State HFC Revenue, Refunding, Series A, MBIA Insured, 6.00%, 6/01/27 ..........     2,230,000     2,282,160
                                                                                                       -----------
                                                                                                        10,448,364
                                                                                                       -----------
ARIZONA 3.1%
Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM,
 7.70%, 8/01/10 ......................................................................     6,000,000     6,484,620
Cochise County USD No. 68 GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 ..       500,000       559,180
Downtown Phoenix Hotel Corp. Revenue,
  Senior Series A, FGIC Insured, 5.00%, 7/01/36 ......................................    15,000,000    15,944,400
  Sub Series B, FGIC Insured, 5.00%, 7/01/36 .........................................     6,450,000     6,856,092
Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Series A,
 MBIA Insured, ETM, 7.00%, 12/01/16 ..................................................       300,000       365,823
Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded,
  5.75%, 1/01/25 .....................................................................    18,000,000    19,171,440
  5.625%, 1/01/29 ....................................................................    12,655,000    13,436,573
                                                                                                       -----------
                                                                                                        62,818,128
                                                                                                       -----------
ARKANSAS 1.9%
Arkansas State Development Finance Authority Water Revenue, Refunding, Series A,
 MBIA Insured, 6.50%, 7/01/10 ........................................................     1,645,000     1,717,594
Arkansas State University Revenue, Arkansas State University, Beebe, Series B,
 AMBAC Insured, 5.00%,
  12/01/30 ...........................................................................     3,250,000     3,477,597
  12/01/35 ...........................................................................     3,045,000     3,244,387
Little Rock School District GO,
  Refunding, Series B, FSA Insured, 5.50%, 2/01/33 ...................................     3,970,000     4,147,181
  Series C, FSA Insured, 5.25%, 2/01/33 ..............................................     7,790,000     8,173,034
Paragould Water and Electric Revenue, AMBAC Insured, Pre-Refunded, 5.65%, 12/01/25 ...     1,000,000     1,070,330
Pulaski Technical College Revenue, Student Tuition and Fee, FGIC Insured, 5.00%,
 9/01/34 .............................................................................     2,190,000     2,292,558
University of Arkansas University Revenues,
  AMBAC Insured, 5.00%, 11/01/36 .....................................................     8,205,000     8,781,729
  Pine Bluff Campus, Refunding, Series A, AMBAC Insured, 5.00%, 12/01/35 .............     2,000,000     2,138,540
  Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/32 ...............     4,000,000     4,192,600
                                                                                                       -----------
                                                                                                        39,235,550
                                                                                                       -----------
CALIFORNIA 4.7%
California State GO,
  Refunding, AMBAC Insured, 5.00%, 2/01/32 ...........................................     4,750,000     4,976,765
  Refunding, AMBAC Insured, 5.00%, 2/01/33 ...........................................     7,000,000     7,379,750
  Refunding, MBIA Insured, 5.00%, 2/01/31 ............................................    20,000,000    21,031,200
  Refunding, MBIA Insured, 5.00%, 10/01/32 ...........................................     1,910,000     2,012,299
  Various Purpose, Refunding, MBIA Insured, 4.75%, 3/01/35 ...........................    34,355,000    35,783,481


                                                              Annual Report | 67

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                         AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...........   $15,000,000   $17,542,200
Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
 5.50%, 2/01/14 ........................................................................       250,000       266,430
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
 MBIA Insured, 5.25%, 1/15/30 ..........................................................     4,000,000     4,084,720
Val Verde USD, COP, School Construction Project, Refunding, Series B, FGIC Insured,
 5.00%, 1/01/35 ........................................................................     2,500,000     2,650,850
                                                                                                         -----------
                                                                                                          95,727,695
                                                                                                         -----------
COLORADO 2.0%
Broomfield COP, Refunding, AMBAC Insured, 6.00%, 12/01/29 ..............................     3,000,000     3,169,140
Centennial Water and Sanitation District Water and Sewer Revenue, Refunding, Series A,
 FSA Insured, 5.125%, 12/01/17 .........................................................     5,000,000     5,098,000
Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program,
 Series A, FSA Insured, 7.25%, 7/15/17 .................................................        26,000        26,055
Denver City and County Airport Revenue,
  Refunding, Series E, MBIA Insured, 5.50%, 11/15/25 ...................................     5,000,000     5,103,700
  Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ........................................     3,590,000     4,463,232
  Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ........................................     4,410,000     4,439,150
E-470 Public Highway Authority Revenue, Refunding, Senior Series A, MBIA Insured,
 5.00%, 9/01/21 ........................................................................     5,000,000     5,075,900
University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
  5.20%, 11/15/17 ......................................................................     5,425,000     5,580,046
  5.25%, 11/15/22 ......................................................................     7,800,000     8,019,570
                                                                                                         -----------
                                                                                                          40,974,793
                                                                                                         -----------
FLORIDA 8.0%
Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/29 .................     5,000,000     5,336,100
Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ............       210,000       212,640
Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
  12/01/28 .............................................................................    11,050,000    11,662,612
  12/01/32 .............................................................................    13,665,000    14,410,562
Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ........       200,000       213,326
Florida State Board of Education Capital Outlay GO, Public Education,
  Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 ....................................     5,000,000     5,269,150
  Series B, FGIC Insured, 5.00%, 6/01/23 ...............................................     5,395,000     5,722,746
Florida State Board of Education GO, Series C, MBIA Insured, 5.00%, 6/01/27 ............     4,245,000     4,498,766
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC
 Insured, 5.25%, 10/01/28 ..............................................................     2,500,000     2,611,900
Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 .........................     5,000,000     5,228,150
Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 .....................    11,000,000    11,620,730
Leon County COP, AMBAC Insured, 5.00%, 7/01/25 .........................................     8,935,000     9,595,297
Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ...................     1,000,000     1,000,780
Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 .................    10,000,000    10,491,300
Orange County Tourist Development Tax Revenue, AMBAC Insured,
  5.25%, 10/01/27 ......................................................................    10,000,000    10,615,500
  Pre-Refunded, 5.50%, 10/01/31 ........................................................     1,000,000     1,046,250


68 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Orlando and Orange County Expressway Authority Expressway Revenue,
  junior lien, FGIC Insured, 6.50%, 7/01/10 ................................................   $   100,000   $    108,867
  junior lien, FGIC Insured, 6.50%, 7/01/12 ................................................       225,000        255,751
  Series B, AMBAC Insured, 5.00%, 7/01/35 ..................................................    20,000,000     21,060,800
Osceola County School Board COP, Series A, AMBAC Insured, 5.25%, 6/01/27 ...................    13,000,000     13,910,520
Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%,
 12/01/33 ..................................................................................     2,185,000      2,315,466
Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
 5.00%, 11/15/30 ...........................................................................     4,000,000      4,169,440
Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ........................     5,000,000      5,126,550
Port St. Lucie Utility Revenue, MBIA Insured, 5.00%, 9/01/34 ...............................     8,420,000      8,949,029
Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%,
 11/01/15 ..................................................................................       245,000        306,686
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ................     2,000,000      2,248,180
Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ........     2,000,000      2,177,100
Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical University,
 Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 .......................................     3,500,000      3,659,285
                                                                                                             ------------
                                                                                                              163,823,483
                                                                                                             ------------
GEORGIA 6.7%
Athens Housing Authority Student Housing Lease Revenue, University of Georgia,
 East Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ....................................     6,000,000      6,323,460
Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 .....    13,750,000     14,561,112
Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 .......................................     3,775,000      3,847,140
Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
  5.00%, 11/01/29 ..........................................................................     4,750,000      4,900,480
  Pre-Refunded, 5.00%, 11/01/29 ............................................................     5,250,000      5,408,603
Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured,
 6.10%, 10/01/14 ...........................................................................     1,535,000      1,731,004
Cherokee County Water and Sewage Authority Revenue,
  FGIC Insured, 5.00%, 8/01/27 .............................................................     1,500,000      1,555,755
  MBIA Insured, 6.90%, 8/01/18 .............................................................        15,000         15,040
Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 ..........     3,500,000      3,728,060
East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
 5.00%, 2/01/30 ............................................................................    11,360,000     12,194,846
Fulton County Development Authority Revenue, Georgia Institute of Technology Athletic Assn.,
 Refunding, AMBAC Insured, 5.125%, 10/01/32 ................................................     9,000,000      9,468,810
Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
 Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 .................................    15,000,000     15,818,850
Henry County Water and Sewer Authority Revenue, FGIC Insured, Pre-Refunded, 5.625%,
 2/01/30 ...................................................................................     3,500,000      3,723,300
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
 MBIA Insured, 5.00%,
  7/01/27 ..................................................................................    13,470,000     14,212,871
  7/01/28 ..................................................................................    14,175,000     14,949,238
  7/01/32 ..................................................................................     8,575,000      9,025,102
Rockdale County Water and Sewer Authority Revenue, Series A, MBIA Insured, Pre-Refunded,
 5.375%, 7/01/29 ...........................................................................     6,350,000      6,703,505


                                                              Annual Report | 69

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
 5.00%, 1/01/33 ...........................................................................   $ 8,000,000   $  8,415,680
                                                                                                            ------------
                                                                                                             136,582,856
                                                                                                            ------------
HAWAII 0.6%
Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
  5/01/12 .................................................................................     1,000,000      1,089,360
  5/01/13 .................................................................................     1,000,000      1,104,270
Hawaii State Department of Budget and Finance Special Purpose Revenue,
 Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ..................     2,000,000      2,043,380
Honolulu City and County GO, Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 ............     6,250,000      6,456,625
Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 ....................     1,755,000      1,894,593
                                                                                                            ------------
                                                                                                              12,588,228
                                                                                                            ------------
ILLINOIS 0.6%
Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured, 5.25%,
 12/01/30 .................................................................................     2,000,000      2,058,080
Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%,
 1/01/09 ..................................................................................       320,000        334,000
Illinois Health Facilities Authority Revenue,
  Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 .....     5,000,000      5,125,950
  Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ...........................................        50,000         56,629
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
 Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ....................     4,225,000      4,282,080
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 .......       300,000        371,832
                                                                                                            ------------
                                                                                                              12,228,571
                                                                                                            ------------
KANSAS 0.0% a
Kansas State Development Finance Authority Health Facilities Revenue, Stormont Vail
 Healthcare Inc., Refunding, Series G, MBIA Insured, 5.80%, 11/15/21 ......................         5,000          5,008
                                                                                                            ------------
KENTUCKY 1.8%
Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
  5.375%, 6/01/22 .........................................................................     2,000,000      2,046,800
  5.50%, 6/01/28 ..........................................................................       750,000        767,640
Kentucky Economic Development Finance Authority Health System Revenue, Norton
 Healthcare Inc.,
  Refunding, Series C, MBIA Insured, 6.05%, 10/01/20 ......................................     8,505,000      9,765,696
  Series C, MBIA Insured, Pre-Refunded, 6.05%, 10/01/20 ...................................     4,255,000      4,880,357
  Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/26 ...................................    12,195,000     13,996,324
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
 Series A, MBIA Insured, 5.50%, 5/15/34 ...................................................     5,000,000      5,399,450
                                                                                                            ------------
                                                                                                              36,856,267
                                                                                                            ------------
LOUISIANA 1.3%
Louisiana Local Government Environmental Facilities and CDA Revenue, Parking Facilities
 Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 ..........................     5,485,000      5,822,986
Louisiana State Gas and Fuels Tax Revenue, Series A,
  AMBAC Insured, 5.00%, 6/01/27 ...........................................................    10,000,000     10,434,200
  FSA Insured, 4.75%, 5/01/39 .............................................................    10,000,000     10,344,700
                                                                                                            ------------
                                                                                                              26,601,886
                                                                                                            ------------


70 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MAINE 0.0% a
Maine State Health and Higher Educational Facilities Authority Revenue, Series C,
 FSA Insured, 6.20%, 7/01/25 ..............................................................   $   100,000   $   100,800
                                                                                                            -----------
MARYLAND 1.7%
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%, 9/01/32 ..    10,000,000    10,758,600
Baltimore Project Revenue, Wastewater Projects,
  Refunding, FGIC Insured, 5.125%, 7/01/42 ................................................    11,000,000    11,592,680
  Series C, AMBAC Insured, 5.00%, 7/01/36 .................................................     5,000,000     5,393,700
Baltimore Revenue, Water Project, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 .....     5,880,000     6,268,374
Maryland State Health and Higher Educational Facilities Authority Revenue, University of
 Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ..........................       200,000       260,314
                                                                                                            -----------
                                                                                                             34,273,668
                                                                                                            -----------
MASSACHUSETTS 3.9%
Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 ....     1,125,000     1,150,830
Massachusetts State Development Finance Agency Revenue, Boston University, Series T-1,
 AMBAC Insured, 5.00%, 10/01/35 ...........................................................    10,000,000    10,704,400
Massachusetts State GO, Consolidated Loan, Series D, MBIA Insured,
  ETM, 5.00%, 8/01/27 .....................................................................     3,535,000     3,765,305
  Pre-Refunded, 5.00%, 8/01/27 ............................................................       855,000       910,703
Massachusetts State Health and Educational Facilities Authority Revenue,
  Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/25 .................................     4,250,000     4,401,428
  Caregroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ...................       750,000       845,123
  Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 .....................     4,415,000     4,564,404
     Central New England Health, Series B, AMBAC Insured, Pre-Refunded, 5.20%, 8/01/28 ....       585,000       607,534
  Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ...........................     3,000,000     3,077,520
  Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .....................     9,700,000     9,838,613
  Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ...............................     8,000,000     8,249,120
Massachusetts State Industrial Finance Agency Revenue, Suffolk University, AMBAC Insured,
 Pre-Refunded, 5.25%, 7/01/17 .............................................................     3,000,000     3,075,240
Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project, MBIA
 Insured, 5.625%,
  7/01/20 .................................................................................     1,590,000     1,628,780
  7/01/21 .................................................................................     1,560,000     1,598,048
  7/01/23 .................................................................................     2,155,000     2,207,560
  7/01/24 .................................................................................     2,910,000     2,980,975
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
 Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 .......................................     2,100,000     2,144,247
Massachusetts State Water Resources Authority Revenue, Refunding, Series J, FSA Insured,
 5.00%, 8/01/32 ...........................................................................    18,000,000    18,830,880
                                                                                                            -----------
                                                                                                             80,580,710
                                                                                                            -----------
MICHIGAN 11.7%
Allen Park Public School District GO, School Building and Site, MBIA Insured, Pre-Refunded,
 5.00%, 5/01/33 ...........................................................................     8,430,000     9,051,965
Bendle Public School District GO, School Building and Site, Refunding, FGIC Insured,
 5.00%, 5/01/35 ...........................................................................     3,875,000     4,151,016
Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
 11/01/33 .................................................................................     8,135,000     8,677,523

                                                              Annual Report | 71

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ...............   $ 8,650,000   $  9,175,228
Chippewa Valley Schools GO,
  AMBAC Insured, Pre-Refunded, 5.00%, 5/01/27 ...............................................     1,000,000      1,015,890
  School Building and Site, FSA Insured, 5.00%, 5/01/34 .....................................     5,000,000      5,326,850
Detroit City School District GO, Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 .......     6,500,000      6,943,430
Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 ....................    12,390,000     12,918,434
Detroit Sewage Disposal Revenue, senior lien, Series A, FGIC Insured, Pre-Refunded,
 5.125%, 7/01/31 ............................................................................     6,000,000      6,355,500
Detroit Sewer Disposal Revenue, senior lien,
  Refunding, Series A, FSA Insured, 5.00%, 7/01/32 ..........................................     2,905,000      3,060,737
  Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/32 .......................................     7,095,000      7,631,027
Detroit Water Supply System Revenue, senior lien, Series A,
  FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ................................................    20,000,000     21,275,848
  MBIA Insured, 5.00%, 7/01/34 ..............................................................    10,150,000     10,711,498
Ecorse Public School District GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/27 ................     7,250,000      7,475,403
Grand Rapids Sanitation Sewer System Revenue, FGIC Insured, 5.00%, 1/01/34 ..................    18,285,000     19,398,922
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series A,
 AMBAC Insured, 5.25%, 6/01/17 ..............................................................       500,000        511,345
Jonesville Community Schools GO, Refunding, MBIA Insured, 5.00%, 5/01/29 ....................     3,050,000      3,273,474
Lanse Creuse Public Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/35 .......    10,000,000     10,646,600
Michigan Municipal Bond Authority Revenue, Clean Water Revolving, MBIA Insured, 5.00%,
 10/01/23 ...................................................................................     5,095,000      5,323,154
Michigan State Building Authority Revenue, Refunding, Series IA, FGIC Insured, 5.00%,
 10/15/36 ...................................................................................    10,000,000     10,766,200
Michigan State Hospital Finance Authority Revenue,
  Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 ...........     2,000,000      2,065,960
  Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ................    10,000,000     10,203,500
  Refunding, MBIA Insured, 5.00%, 11/15/36 ..................................................    13,000,000     13,750,880
  St. John's Hospital, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 .........................     2,500,000      2,606,225
Michigan State Strategic Fund Limited Obligation Revenue, Collateral, The Detroit Edison Co.,
 Fund, Pollution, Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 .......................       250,000        330,128
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
 Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ............    10,000,000     10,606,800
Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
 11/01/30 ...................................................................................    20,000,000     21,357,800
Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
 MBIA Insured, 5.25%, 11/15/31 ..............................................................     4,000,000      4,211,840
Saginaw Valley State University Revenue, Refunding, AMBAC Insured, 5.30%, 7/01/28 ...........     3,400,000      3,530,560
Yale Public Schools District GO, FSA Insured, Pre-Refunded, 5.375%, 5/01/27 .................     3,845,000      3,855,458
Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 ..........................     3,180,000      3,188,045
                                                                                                              ------------
                                                                                                               239,397,240
                                                                                                              ------------
MINNESOTA 4.6%
Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 .........     2,000,000      2,029,600
Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/26 ..............................     2,475,000      2,601,151
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
  Refunding, Sub Series A, AMBAC Insured, 5.00%, 1/01/35 ....................................    18,700,000     19,764,217
  Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 ......................................     8,000,000      8,458,240
  Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 ......................................     4,500,000      4,757,760


72 | Annual Report

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                        AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
 4.625%, 2/01/17 .......................................................................   $ 1,635,000   $ 1,690,672
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
  Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...................................       180,000       185,954
  Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 ................................    12,100,000    12,516,482
Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%,
 2/01/22 ...............................................................................       180,000       181,217
Robbinsdale ISD No. 281 GO, MBIA Insured, 5.00%, 2/01/22 ...............................     7,340,000     7,512,417
Sauk Rapids ISD No. 47 GO, Series A, MBIA Insured, 5.75%, 2/01/26 ......................    11,850,000    12,720,975
South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%,
  2/01/22 ..............................................................................    10,970,000    11,533,638
  2/01/23 ..............................................................................     6,000,000     6,305,580
Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ..................................     2,915,000     3,069,262
                                                                                                         -----------
                                                                                                          93,327,165
                                                                                                         -----------
MISSISSIPPI 0.6%
Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
 Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 .....................................       200,000       246,034
Mississippi Development Bank Special Obligation Revenue, Municipal Energy Agency,
 Series A, XLCA Insured, 5.00%, 3/01/36 ................................................    10,915,000    11,596,751
                                                                                                         -----------
                                                                                                          11,842,785
                                                                                                         -----------
MISSOURI 0.1%
St. Louis School District GO, FGIC Insured, Pre-Refunded, 6.00%, 4/01/12 ...............     1,330,000     1,332,261
                                                                                                         -----------
MONTANA 0.4%
Montana State Board of Workers Compensation Investment Program Revenue, MBIA Insured,
 ETM, 6.875%, 6/01/20 ..................................................................     8,500,000     9,173,155
                                                                                                         -----------
NEBRASKA 0.1%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
 MBIA Insured, ETM, 6.70%, 6/01/22 .....................................................     2,500,000     3,074,075
                                                                                                         -----------
NEVADA 0.8%
Carson City Hospital Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.40%, 3/01/17 ....     1,000,000     1,010,000
Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ...............................       250,000       303,948
Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ................     4,000,000     4,395,280
Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
 Project, first tier, AMBAC Insured, 5.625%, 1/01/34 ...................................     5,000,000     5,328,850
Truckee Meadows Water Authority Revenue, Series A, FSA Insured, Pre-Refunded, 5.125%,
 7/01/30 ...............................................................................     5,000,000     5,296,250
                                                                                                         -----------
                                                                                                          16,334,328
                                                                                                         -----------
NEW JERSEY 1.9%
Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
 AMBAC Insured, 6.00%, 12/01/20 ........................................................     2,525,000     2,552,649
Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 .....................................     3,575,000     3,721,539
New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, MBIA Insured,
 5.00%, 9/01/34 ........................................................................     1,500,000     1,577,790


                                                              Annual Report | 73

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                         AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
New Jersey EDA Revenue,
  Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ...............   $ 3,450,000   $  3,678,217
  Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ...............    21,250,000     22,586,200
  Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 .....................     4,000,000      4,215,840
New Jersey State Turnpike Authority Turnpike Revenue,
  2005, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 ..............................        50,000         57,881
  2005, Series C, AMBAC Insured, ETM, 6.50%, 1/01/16 ....................................        20,000         23,342
  Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16 .................................       230,000        268,433
                                                                                                          ------------
                                                                                                            38,681,891
                                                                                                          ------------
NEW YORK 5.4%
Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 ...........       900,000        980,829
Dutchess County IDA Civic Facility Revenue, Bard College Project, AMBAC Insured, 5.375%,
 6/01/27 ................................................................................     3,945,000      4,037,510
MTA Revenue, Series B, MBIA Insured, 5.00%, 11/15/28 ....................................    20,000,000     21,211,600
MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ....................     7,000,000      7,352,730
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
 Pre-Refunded, 5.75%, 8/01/29 ...........................................................     5,000,000      5,340,800
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series B,
  AMBAC Insured, Pre-Refunded, 5.25%, 6/15/29 ...........................................     5,000,000      5,073,050
  FGIC Insured, Pre-Refunded, 5.25%, 6/15/29 ............................................    10,405,000     10,557,017
New York City Transitional Finance Authority Revenue, Future Tax Secured,
  Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 .....................................     2,230,000      2,366,476
  Series A, FGIC Insured, 5.125%, 8/01/33 ...............................................    14,590,000     15,645,149
New York State Dormitory Authority Revenues,
  Mental Health Services Facilities Improvement, Series B, MBIA Insured, 5.25%, 8/15/31 .     6,310,000      6,709,991
  Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
    5.25%, 8/15/31 ......................................................................     5,935,000      6,338,817
  Pace University, MBIA Insured, Pre-Refunded, 5.70%, 7/01/22 ...........................     7,500,000      7,700,025
  Pace University, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ...........................     2,500,000      2,567,075
  Supported Debt, Mental Health Services Facilities Improvement, Series B, MBIA Insured,
    Pre-Refunded, 5.25%, 8/15/31 ........................................................     2,755,000      2,942,450
  Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ................................     4,000,000      4,133,160
Triborough Bridge and Tunnel Authority Revenues, Refunding, MBIA Insured, 5.00%,
 11/15/32 ...............................................................................     5,000,000      5,288,600
Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, Series A,
 FSA Insured, Pre-Refunded, 5.125%, 10/01/26 ............................................     1,495,000      1,523,256
                                                                                                          ------------
                                                                                                           109,768,535
                                                                                                          ------------
NORTH CAROLINA 0.7%
North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project,
 AMBAC Insured, 5.00%, 6/01/17 ..........................................................     5,000,000      5,132,250
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured,
 ETM, 6.50%, 1/01/10 ....................................................................        20,000         21,531
Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
  11/01/25 ..............................................................................     5,000,000      5,239,650
  11/01/31 ..............................................................................     4,000,000      4,184,480
                                                                                                          ------------
                                                                                                            14,577,911
                                                                                                          ------------


74 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                         AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NORTH DAKOTA 0.3%
Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
  MBIA Insured, 5.625%, 8/15/27 .........................................................   $ 5,390,000   $  5,538,225
                                                                                                          ------------
OHIO 6.0%
Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
  12/01/33 ..............................................................................     5,000,000      5,295,550
Cleveland Airport System Revenue, Series A, FSA Insured,
   5.125%, 1/01/27 ......................................................................     4,000,000      4,069,640
   5.00%, 1/01/31 .......................................................................    13,780,000     14,238,461
   Pre-Refunded, 5.00%, 1/01/31 .........................................................     1,625,000      1,699,246
Cleveland Waterworks Revenue,
   2005, Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 ...............     1,460,000      1,487,171
   2005, Refunding and Improvement, Series I, FSA Insured, Pre-Refunded, 5.00%,
    1/01/23 .............................................................................       120,000        122,528
   Series I, FSA Insured, Pre-Refunded, 5.00%, 1/01/23 ..................................     1,170,000      1,194,652
Columbus City School District GO, School Facilities Construction and Improvement,
  FGIC Insured, Pre-Refunded, 5.00%,
   12/01/28 .............................................................................     8,000,000      8,597,280
   12/01/31 .............................................................................    10,295,000     11,063,625
Elyria GO, FGIC Insured, Pre-Refunded, 5.40%, 12/01/17 ..................................     2,400,000      2,431,968
Fairview Park City School District GO, School Improvement, MBIA Insured, 5.00%,
   12/01/29 .............................................................................     1,460,000      1,566,828
   12/01/33 .............................................................................     2,000,000      2,140,540
Hamilton County Sales Tax Revenue, Hamilton County Football, Project B, MBIA Insured,
  Pre-Refunded, 5.00%, 12/01/27 .........................................................     3,250,000      3,336,352
Hamilton Wastewater System Revenue, Series A, FSA Insured, Pre-Refunded, 5.15%,
  10/15/17 ..............................................................................     3,015,000      3,116,817
Jefferson Area Local School District GO, School Facilities Construction and Improvement,
  FGIC Insured, 5.00%, 12/01/31 .........................................................     4,085,000      4,377,976
Licking Heights Local School District GO, School Facilities Construction and Improvement,
  Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ................................     3,465,000      3,705,679
Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding,
  AMBAC Insured, 5.375%, 11/15/29 .......................................................     5,000,000      5,197,750
Maumee City School District GO, School Facilities Construction and Improvement,
  FSA Insured, 5.00%, 12/01/27 ..........................................................     3,250,000      3,455,920
Medina City School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 .............     7,500,000      7,819,575
Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 ..............................     3,230,000      3,411,817
Olentangy Local School District GO, School Facilities Construction and Improvement,
  Series A, FGIC Insured, Pre-Refunded, 5.25%, 12/01/32 .................................    11,450,000     12,590,305
Reynoldsburg City School District GO, School Facilities Construction and Improvement,
  FSA Insured, 5.00%, 12/01/31 ..........................................................     4,000,000      4,263,720
Springfield City School District GO, FGIC Insured, Pre-Refunded, 5.20%, 12/01/23 ........     3,860,000      4,186,556
Streetsboro City School District GO, School Improvement, MBIA Insured, 5.125%, 12/01/21 .     3,700,000      3,918,781
Toledo City School District GO, School Facilities Improvement, Series B, FGIC Insured,
  5.00%, 12/01/32 .......................................................................     4,000,000      4,243,720
University of Cincinnati COP, University Center Project, MBIA Insured, Pre-Refunded,
  5.125%, 6/01/24 .......................................................................     2,950,000      2,960,679
West Holmes Local School District GO, MBIA Insured, Pre-Refunded, 5.375%, 12/01/17 ......     3,100,000      3,143,772
                                                                                                          ------------
                                                                                                           123,636,908
                                                                                                          ------------


                                                              Annual Report | 75

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                         AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OKLAHOMA 0.1%
McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ......................   $   300,000   $   355,980
Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
 MBIA Insured, Pre-Refunded, 6.20%, 3/01/20 ............................................     1,625,000     1,697,378
                                                                                                         -----------
                                                                                                           2,053,358
                                                                                                         -----------
OREGON 1.0%
Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 ................     5,000,000     5,024,850
Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%,
 11/15/12 ..............................................................................       700,000       707,385
Oregon Health and Science University Revenue,
  Refunding, Series B, MBIA Insured, 5.25%, 7/01/15 ....................................       460,000       466,845
  Series A, MBIA Insured, 5.00%, 7/01/32 ...............................................     8,000,000     8,419,920
Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
 Pre-Refunded, 5.80%, 5/01/24 ..........................................................     5,000,000     5,066,600
                                                                                                         -----------
                                                                                                          19,685,600
                                                                                                         -----------
PENNSYLVANIA 1.5%
Allegheny County Hospital Development Authority Revenue, Health System, Refunding,
 Series A, MBIA Insured, 6.50%, 11/15/30 ...............................................    10,000,000    11,059,200
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
 9/01/19 ...............................................................................       500,000       599,315
Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, FSA Insured,
 5.00%, 8/01/32 ........................................................................     4,000,000     4,217,000
Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.25%, 11/01/24 .....     2,000,000     2,146,240
Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
 Tax, AMBAC Insured, 5.25%, 2/01/31 ....................................................     6,000,000     6,248,580
Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ........        85,000        95,749
State Public School Building Authority School Revenue, Philadelphia School District
Project,
 FSA Insured, Pre-Refunded, 5.00%, 6/01/33 .............................................     5,000,000     5,373,300
                                                                                                         -----------
                                                                                                          29,739,384
                                                                                                         -----------
RHODE ISLAND 0.9%
Providence GO, Series A, FSA Insured, Pre-Refunded, 5.70%, 7/15/19 .....................     3,000,000     3,052,320
Rhode Island Clean Water Finance Agency Revenue, Cranston Wastewater Treatment System,
 MBIA Insured, 5.80%, 9/01/22 ..........................................................     7,785,000     8,003,681
Rhode Island State EDC Special Facility Revenue, first lien, Rhode Island Airport Corp.
 Project, CIFG Insured, 5.00%, 7/01/31 .................................................     5,730,000     6,103,023
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
 Lifespan Obligation Group,
  MBIA Insured, Pre-Refunded, 5.75%, 5/15/23 ...........................................     1,650,000     1,689,583
  Refunding, MBIA Insured, 5.75%, 5/15/23 ..............................................       100,000       102,345
                                                                                                         -----------
                                                                                                          18,950,952
                                                                                                         -----------
SOUTH CAROLINA 0.4%
Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%,
 1/01/21 ...............................................................................       200,000       249,596
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
 Series A, FSA Insured, ETM, 7.125%, 7/01/17 ...........................................     2,760,000     3,161,138


76 | Annual Report

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                         AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA (CONTINUED)
South Carolina Jobs EDA Industrial Revenue, South Carolina Electric and Gas Co. Project,
 Series A, AMBAC Insured, 5.20%, 11/01/27 ..............................................   $ 5,000,000   $ 5,350,350
Spartanburg Sanitation Sewer District Sewer System Revenue, MBIA Insured, Pre-Refunded,
 5.50%, 6/01/27 ........................................................................       500,000       507,205
                                                                                                         -----------
                                                                                                           9,268,289
                                                                                                         -----------
SOUTH DAKOTA 0.6%
Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18 ...............................     5,000,000     5,199,150
Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ..............................     4,800,000     4,803,264
South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .....................     2,720,000     3,098,842
                                                                                                         -----------
                                                                                                          13,101,256
                                                                                                         -----------
TENNESSEE 0.6%
Johnson City Health and Educational Facilities Board Hospital Revenue,
  Medical Center Hospital, Refunding and Improvement, MBIA Insured, ETM, 5.25%,
    7/01/28 ............................................................................     8,500,000     8,749,900
  Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ...........................     2,780,000     2,860,648
                                                                                                         -----------
                                                                                                          11,610,548
                                                                                                         -----------
TEXAS 9.1%
Austin Hotel Occupancy Tax Revenue, sub. lien, AMBAC Insured, Pre-Refunded,
  5.625%, 11/15/21 .....................................................................     2,355,000     2,476,282
  5.80%, 11/15/29 ......................................................................    13,750,000    14,519,312
Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
  5.125%, 5/15/27 ......................................................................    11,125,000    11,655,774
  5.25%, 5/15/31 .......................................................................     5,000,000     5,254,600
Bell County Health Facilities Development Corp. Revenue, Hospital, Cook Children's
 Medical Center, Refunding, FSA Insured, 5.30%, 12/01/23 ...............................     5,000,000     5,199,450
Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
 6.30%, 1/01/17 ........................................................................    11,305,000    12,588,231
Dallas-Fort Worth International Airport Revenue,
  Joint Series A, FGIC Insured, 6.00%, 11/01/21 ........................................     2,210,000     2,330,445
  Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21 ............    12,000,000    12,809,640
Harris County Health Facilities Development Corp. Revenue, Christus Health, Series A,
 MBIA Insured, Pre-Refunded, 5.375%, 7/01/29 ...........................................    22,000,000    23,053,800
Harris County Hospital District Mortgage Revenue, AMBAC Insured,
  7.40%, 2/15/10 .......................................................................       735,000       782,679
  ETM, 7.40%, 2/15/10 ..................................................................       215,000       226,619
Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured,
 5.25%, 11/15/30 .......................................................................    21,325,000    22,501,074
Houston Airport System Revenue, sub. lien, Refunding, Series B, FSA Insured, 5.50%,
 7/01/30 ...............................................................................     4,700,000     4,970,955
Houston Water and Sewer System Revenue, junior lien,
  Series B, FGIC Insured, Pre-Refunded, 5.75%, 12/01/30 ................................    10,000,000    10,730,700
  Series C, FGIC Insured, Pre-Refunded, 5.375%, 12/01/27 ...............................     6,800,000     6,954,564
Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%, 8/01/29      1,000,000     1,038,760
Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
 Refunding,
  Series A, MBIA Insured, 5.25%, 11/01/29 ..............................................     3,185,000     3,233,699
  Series B, MBIA Insured, 5.15%, 11/01/29 ..............................................     2,750,000     2,787,675


                                                              Annual Report | 77

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                             AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
North Harris County Regional Water Authority Revenue, senior lien, FGIC Insured, 5.00%,
 12/15/33 ...................................................................................   $10,000,000   $ 10,533,300
Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 .......................     2,605,000      2,658,142
Pflugerville GO, FGIC Insured,
  5.25%, 8/01/27 ............................................................................     3,320,000      3,539,751
  5.20%, 8/01/32 ............................................................................     3,000,000      3,176,310
Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding,
 AMBAC Insured, 5.45%, 2/15/25 ..............................................................     1,450,000      1,472,490
San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured,
 Pre-Refunded, 5.125%, 8/15/20 ..............................................................     2,870,000      2,889,659
Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
 6.40%, 1/01/22 .............................................................................       855,000        868,449
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
 Health System, MBIA Insured, ETM, 6.00%, 9/01/24 ...........................................     3,250,000      3,876,632
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center
 Project,
  Series B, FSA Insured, 5.50%, 11/01/17 ....................................................     1,000,000      1,028,450
  Series C, FSA Insured, 5.60%, 11/01/27 ....................................................     1,430,000      1,473,672
  Series D, FSA Insured, 5.375%, 11/01/27 ...................................................     8,500,000      8,852,835
United ISD, GO, 5.125%, 8/15/26 .............................................................     3,000,000      3,162,090
                                                                                                              ------------
                                                                                                               186,646,039
                                                                                                              ------------
UTAH 0.7%
Intermountain Power Agency Power Supply Revenue, Series B,
  MBIA Insured, Pre-Refunded, 5.75%, 7/01/19 ................................................       950,000        975,336
  Refunding, MBIA Insured, 5.75%, 7/01/19 ...................................................     2,300,000      2,360,421
Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 ...............        35,000         44,974
Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, ETM, 5.25%,
  8/15/21 ...................................................................................     5,000,000      5,086,200
  8/15/26 ...................................................................................     5,000,000      5,077,500
                                                                                                              ------------
                                                                                                                13,544,431
                                                                                                              ------------
VIRGINIA 0.8%
Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement,
 Series B, FSA Insured, 5.00%, 4/01/35 ......................................................     6,000,000      6,377,640
Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 ....     3,510,000      3,765,142
Spotsylvania County Water and Sewer System Revenue, MBIA Insured, Pre-Refunded, 5.40%,
 6/01/27 ....................................................................................     3,850,000      3,942,785
Winchester IDA Educational Facilities Revenue, first mortgage, Shenandoah University Project,
 MBIA Insured,
  5.00%, 10/01/18 ...........................................................................     1,000,000      1,037,590
  5.25%, 10/01/28 ...........................................................................     1,420,000      1,477,197
                                                                                                              ------------
                                                                                                                16,600,354
                                                                                                              ------------
WASHINGTON 2.2%
King County Sewer Revenue, Refunding, Series A, FGIC Insured, 5.00%, 1/01/35 ................     6,420,000      6,753,198
Pierce County GO, School District No. 003 Puyallup, FGIC Insured, Pre-Refunded, 5.70%,
 12/01/15 ...................................................................................     1,000,000      1,015,480
Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 ..........................................     2,000,000      2,003,500
Seattle Water System Revenue, FGIC Insured, Pre-Refunded, 5.625%, 8/01/26 ...................     2,000,000      2,055,880


78 | Annual Report

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                         AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   WASHINGTON (CONTINUED)
   Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM,
    6.65%, 1/01/16 ........................................................................   $ 4,250,000   $    4,938,202
   Tacoma GO, Series A, MBIA Insured, Pre-Refunded, 5.625%, 12/01/22 ......................     3,400,000        3,450,796
   Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ............     6,000,000        6,365,700
   Washington State Health Care Facilities Authority Revenue,
     Providence Services, MBIA Insured, Pre-Refunded, 5.50%, 12/01/26 .....................     5,000,000        5,290,700
     Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ...................    13,000,000       13,437,190
                                                                                                            --------------
                                                                                                                45,310,646
                                                                                                            --------------
   WEST VIRGINIA 2.1%
   Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
    AMBAC Insured, 6.75%, 8/01/24 .........................................................    11,560,000       11,589,478
   Shepherd University Board of Governors Revenue, Residence Facilities Projects, MBIA
    Insured, 5.00%, 6/01/35 ...............................................................     9,445,000       10,060,908
   West Virginia State GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/01/21 ..........     5,000,000        5,207,200
   West Virginia State Water Development Authority Water Development Revenue, Loan
    Program II, Refunding, Series C-II, FGIC Insured, 5.00%, 11/01/36 .....................     5,000,000        5,321,100
 b West Virginia Water Development Authority Infrastructure Revenue, West Virginia
    Infrastructure Jobs Program, Series A, FSA Insured, 4.75%, 10/01/45 ...................    11,405,000       11,704,723
                                                                                                            --------------
                                                                                                                43,883,409
                                                                                                            --------------
   WISCONSIN 0.2%
   Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
    FGIC Insured, 6.90%, 8/01/21 ..........................................................     3,000,000        3,941,610
                                                                                                            --------------
   U.S. TERRITORY 0.0% a
   DISTRICT OF COLUMBIA 0.0% a
   District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 .............       160,000          161,794
                                                                                                            --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,921,350,897) ......................................                  2,027,598,247
                                                                                                            --------------
   SHORT TERM INVESTMENTS 0.5%
   MUNICIPAL BONDS 0.5%
   ALABAMA 0.0% a
 c Homewood Educational Building Authority Revenue, Educational Facilities, Samford
    University, AMBAC Insured, Daily VRDN and Put, 3.60%, 12/01/21 ........................       500,000          500,000
                                                                                                            --------------
   CONNECTICUT 0.4%
 c Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
     Series T-1, Daily VRDN and Put, 3.62%, 7/01/29 .......................................     4,400,000        4,400,000
     Series V-2, Daily VRDN and Put, 3.62%, 7/01/36 .......................................     4,025,000        4,025,000
                                                                                                            --------------
                                                                                                                 8,425,000
                                                                                                            --------------
   FLORIDA 0.0% a
 c Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program,
    Refunding, AMBAC Insured, Daily VRDN and Put, 3.67%, 12/01/15 .........................       100,000          100,000
                                                                                                            --------------
   GEORGIA 0.1%
 c Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 3.57%, 11/01/15 ..............       800,000          800,000
                                                                                                            --------------


                                                              Annual Report | 79

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   MASSACHUSETTS 0.0% a
 c Massachusetts State GO, Consolidated Loan, Series B, Daily VRDN and Put, 3.66%,
     3/01/26 ......................................................................  $  700,000   $      700,000
                                                                                                  --------------
   TOTAL SHORT TERM INVESTMENTS (COST $10,525,000) ................................                   10,525,000
                                                                                                  --------------
   TOTAL INVESTMENTS (COST $1,931,875,897) 99.6% ..................................                2,038,123,247
   OTHER ASSETS, LESS LIABILITIES 0.4% ............................................                    8,439,710
                                                                                                  --------------
   NET ASSETS 100.0% ..............................................................               $2,046,562,957
                                                                                                  ==============

See Selected Portfolio Abbreviations on page 121.

a     Rounds to less than 0.1% of net assets.

b See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


80 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                ------------------------------------------------------------
                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                             2007         2006         2005       2004 e         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  11.92     $  11.98     $  12.11     $  11.91     $  11.64
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.49         0.50         0.52         0.52         0.54

 Net realized and unrealized gains (losses) .       0.04        (0.06)       (0.13)        0.20         0.27
                                                ------------------------------------------------------------
Total from investment operations ............       0.53         0.44         0.39         0.72         0.81
                                                ------------------------------------------------------------
Less distributions from net investment income      (0.49)       (0.50)       (0.52)       (0.52)       (0.54)
                                                ------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  11.96     $  11.92     $  11.98     $  12.11     $  11.91
                                                ============================================================

Total return c ..............................       4.59%        3.71%        3.35%        6.16%        7.19%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $467,299     $450,425     $442,842     $432,467     $426,319

Ratios to average net assets:

 Expenses ...................................       0.66%        0.67%        0.67%        0.67%        0.67%

 Net investment income ......................       4.16%        4.21%        4.35%        4.36%        4.59%

Portfolio turnover rate .....................      14.41%       17.65%        9.54%       10.99%       16.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 81

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                ------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28,
CLASS C                                             2007         2006         2005       2004 e         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.00     $  12.06     $  12.19     $  11.98     $  11.70
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.43         0.44         0.45         0.46         0.48

 Net realized and unrealized gains (losses) .       0.05        (0.07)       (0.13)        0.20         0.28
                                                ------------------------------------------------------------
Total from investment operations ............       0.48         0.37         0.32         0.66         0.76
                                                ------------------------------------------------------------
Less distributions from net investment income      (0.43)       (0.43)       (0.45)       (0.45)       (0.48)
                                                ------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.05     $  12.00     $  12.06     $  12.19     $  11.98
                                                ============================================================

Total return c ..............................       4.07%        3.13%        2.75%        5.62%        6.66%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $ 59,247     $ 57,063     $ 50,272     $ 48,268     $ 43,002

Ratios to average net assets:

 Expenses ...................................       1.20%        1.22%        1.22%        1.23%        1.21%

 Net investment income ......................       3.62%        3.66%        3.80%        3.80%        4.05%

Portfolio turnover rate .....................      14.41%       17.65%        9.54%       10.99%       16.23%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


82 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                              AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.3%
MUNICIPAL BONDS 98.3%
MASSACHUSETTS 98.3%
Auburn GO, AMBAC Insured, 5.125%, 6/01/24 .................................................   $  1,465,000   $  1,576,194
Boston Convention Center Act of 1997 Revenue, Special Obligation, Series A, AMBAC Insured,
 5.00%, 5/01/27 ...........................................................................      3,970,000      4,194,742
Boston GO, Series A, MBIA Insured, 5.00%,
  2/01/21 .................................................................................      3,000,000      3,143,220
  2/01/22 .................................................................................      2,940,000      3,076,328
Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 ....................      1,750,000      1,797,670
Dudley Charlton Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 .......      3,140,000      3,576,491
Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 .....................      4,000,000      4,265,680
Greater Lawrence Sanitary District GO, MBIA Insured, Pre-Refunded, 5.625%, 6/15/20 ........      1,000,000      1,070,280
Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 ......      9,805,000     10,406,046
Kingston GO, FGIC Insured, Pre-Refunded, 5.50%, 11/15/19 ..................................      2,055,000      2,165,908
Lawrence GO,
  AMBAC Insured, Pre-Refunded, 5.00%, 2/01/21 .............................................      1,000,000      1,049,440
  State Qualified, Refunding, FSA Insured, 5.00%, 2/01/21 .................................      4,000,000      4,358,520
Lowell GO,
  FGIC Insured, Pre-Refunded, 5.85%, 2/15/20 ..............................................      1,595,000      1,707,814
  State Qualified, AMBAC Insured, 5.00%, 2/01/21 ..........................................      1,330,000      1,407,539
  State Qualified, AMBAC Insured, 5.00%, 2/01/22 ..........................................      1,405,000      1,484,973
Ludlow GO, School Project, Limited Tax, MBIA Insured,
  7.30%, 11/01/07 .........................................................................        210,000        214,962
  7.30%, 11/01/08 .........................................................................        210,000        222,331
  7.40%, 11/01/09 .........................................................................        210,000        230,080
Mansfield GO, Municipal Purpose Loan, FGIC Insured, Pre-Refunded, 5.125%, 8/15/17 .........      1,685,000      1,713,123
Martha's Vineyard Land Bank Revenue, AMBAC Insured,
  4.875%, 5/01/22 .........................................................................      2,000,000      2,115,800
  5.00%, 5/01/32 ..........................................................................      2,000,000      2,110,300
  5.00%, 5/01/34 ..........................................................................      7,000,000      7,422,520
Massachusetts Bay Transportation Authority Revenue, General Transportation System,
  Series C, FGIC Insured, 5.25%, 3/01/15 ..................................................      2,000,000      2,212,720
  Series D, MBIA Insured, 5.00%, 3/01/27 ..................................................      5,000,000      5,050,000
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A,
 FGIC Insured, 5.00%, 7/01/27 .............................................................      5,000,000      5,321,100
Massachusetts State College Building Authority Project Revenue,
  Capital Assurance, Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 ....................      2,000,000      2,090,300
  Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 .......................................      5,000,000      6,244,050
  Series 1, MBIA Insured, ETM, 5.375%, 5/01/23 ............................................      5,000,000      5,186,250
  Series A, AMBAC Insured, 5.00%, 5/01/36 .................................................      8,000,000      8,557,200
Massachusetts State Development Finance Agency Revenue,
  Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/35 ...........................      3,600,000      3,853,584
  Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/39 ...........................     25,305,000     27,011,822
  Brandeis University, Series K, FGIC Insured, 4.75%, 10/01/28 ............................      2,000,000      2,062,540
  Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
    5.125%, 2/01/34 .......................................................................     22,400,000     23,542,176
  MBIA Insured, 5.20%, 7/01/32 ............................................................      2,250,000      2,413,822
  Series A, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/42 ..................................      4,000,000      4,337,800
  Series A, GNMA Secured, 6.90%, 10/20/41 .................................................      2,090,000      2,388,933
  Western New England, Series A, Assured Guaranty, 5.00%, 9/01/33 .........................      9,000,000      9,549,180



                                                              Annual Report | 83

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                              AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Massachusetts State Development Finance Agency Revenue, (continued)
  Western New England College, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/20 ................   $  1,500,000   $  1,602,435
Massachusetts State GO,
  Consolidated Loan, Series A, FSA Insured, Pre-Refunded, 5.00%, 3/01/24 ..................      5,000,000      5,453,250
  Consolidated Loan, Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 ................      9,645,000     10,421,519
  Consolidated Loan, Series D, MBIA Insured, ETM, 5.00%, 8/01/27 ..........................      3,430,000      3,653,464
  Consolidated Loan, Series D, MBIA Insured, Pre-Refunded, 5.00%, 8/01/27 .................        965,000      1,027,870
  MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ..............................................      4,100,000      4,367,115
  Refunding, Series B, FSA Insured, 5.25%, 9/01/21 ........................................     10,000,000     11,507,500
Massachusetts State Health and Educational Facilities Authority Revenue,
  Boston College, Series N, MBIA Insured, 5.125%, 6/01/33 .................................      5,000,000      5,324,600
  Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 .................      3,000,000      3,068,520
  Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ...............      1,000,000      1,000,670
  Catholic Health East, Series A, AMBAC Insured, 5.00%, 11/15/28 ..........................      6,575,000      6,769,949
  Harvard University, Series FF, 5.125%, 7/15/37 ..........................................      3,000,000      3,183,540
  New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22 .............     10,000,000     10,478,600
  Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 ........................      1,250,000      1,297,425
  Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .....................      5,000,000      5,071,450
  Springfield College, AMBAC Insured, 5.00%, 10/15/27 .....................................      2,500,000      2,544,575
  Tufts University, Series I, 5.25%, 2/15/30 ..............................................      4,000,000      4,215,000
  University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 ...................      3,000,000      3,174,690
  University of Massachusetts, Worcester Campus, Series B, FGIC Insured, Pre-Refunded,
    5.25%, 10/01/31 .......................................................................      3,500,000      3,736,810
  University of Massachusetts Project, Series A, FGIC Insured, Pre-Refunded, 5.875%,
    10/01/29 ..............................................................................      4,000,000      4,334,760
  University of Massachusetts Project, Series C, MBIA Insured, Pre-Refunded, 5.25%,
    10/01/31 ..............................................................................      1,500,000      1,620,765
  Wellesley College, Series F, 5.125%, 7/01/39 ............................................      7,500,000      7,761,750
  Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 ..............................      1,770,000      1,883,599
  Worcester City Campus Corp., Series F, FGIC Insured, 4.75%, 10/01/36 ....................      3,030,000      3,152,866
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%,
 4/01/21 ..................................................................................        430,000        559,108
Massachusetts State HFA Housing Revenue, Rental, Series A, AMBAC Insured, 5.95%,
 7/01/30 ..................................................................................      2,000,000      2,129,540
Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket
 Electric Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ...................................      4,000,000      4,083,640
Massachusetts State Industrial Finance Agency Revenue,
  Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ......................................      1,560,000      1,596,083
  St. Mark's School Issue, MBIA Insured, 5.375%, 1/01/21 ..................................      2,665,000      2,698,739
  Suffolk University, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/27 .........................      4,000,000      4,100,320
  Trustees Deerfield Academy, 5.25%, 10/01/27 .............................................      2,800,000      2,881,536
  Western New England College, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 ................      4,000,000      4,148,840
  WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 ...................      2,500,000      2,576,750
  Worcester Polytechnical Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 .............      3,720,000      3,818,506
  Worcester Polytechnical Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 ...      2,000,000      2,055,960
  Worcester Polytechnical Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 ..      4,000,000      4,107,400

84 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                              AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
Massachusetts State Port Authority Revenue,
  Series A, AMBAC Insured, 5.00%, 7/01/35 .................................................   $ 14,915,000   $ 15,895,960
  Series A, FSA Insured, 5.125%, 7/01/17 ..................................................      2,000,000      2,082,940
  Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ......................      2,215,000      2,269,245
  Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ......................      2,000,000      2,048,780
  Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 .......................      7,450,000      7,634,685
  Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 .......................        845,000        865,948
  US Airways Project, MBIA Insured, 6.00%, 9/01/21 ........................................      4,700,000      4,947,173
  US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 .............................      4,500,000      4,592,295
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
 FSA Insured, 5.00%, 8/15/30 ..............................................................     13,250,000     14,171,670
Massachusetts State Special Obligation Dedicated Tax Revenue,
  FGIC Insured, Pre-Refunded, 5.25%, 1/01/29 ..............................................      5,000,000      5,466,400
  Refunding, FGIC Insured, 5.50%, 1/01/25 .................................................      5,615,000      6,728,735
  Refunding, FGIC Insured, 5.50%, 1/01/34 .................................................      8,400,000     10,255,056
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
  Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 .......................................      9,000,000      9,179,370
  sub. lien, Refunding, Series B, MBIA Insured, 5.25%, 1/01/29 ............................      4,600,000      4,697,474
  sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ...........................     10,000,000     10,210,700
Massachusetts State Water Pollution Abatement Trust Revenue,
  Pool Program Bonds, Series 6, 5.50%, 8/01/30 ............................................      2,620,000      2,782,257
  Pool Program Bonds, Series 6, Pre-Refunded, 5.50%, 8/01/30 ..............................      1,075,000      1,148,681
  Pool Program Bonds, Series 7, 5.125%, 2/01/31 ...........................................      4,300,000      4,520,074
  Pool Program Bonds, Series 7, Pre-Refunded, 5.125%, 2/01/31 .............................      1,700,000      1,801,133
  Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 ................      3,995,000      4,212,608
  Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 .............      1,005,000      1,063,551
Massachusetts State Water Resources Authority Revenue,
  General, Refunding, Series A, MBIA Insured, 5.00%, 8/01/34 ..............................     10,700,000     11,546,370
  Refunding, Series J, FSA Insured, 5.00%, 8/01/32 ........................................      9,000,000      9,415,440
  Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/39 ....................................      9,275,000      9,978,230
  Series A, FSA Insured, 4.50%, 8/01/46 ...................................................      1,000,000      1,004,730
Milford GO, FSA Insured, 5.125%, 12/15/26 .................................................      1,030,000      1,135,328
Monson GO, AMBAC Insured, 5.25%, 11/01/23 .................................................      1,675,000      1,838,932
New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 ......................      3,685,000      3,902,341
Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%,
 10/01/18 .................................................................................      2,000,000      2,088,860
Route 3 North Transportation Improvement Assn. Lease Revenue, MBIA Insured, Pre-Refunded,
 5.375%, 6/15/33 ..........................................................................     15,475,000     16,306,472
Salisbury GO, MBIA Insured, Pre-Refunded, 5.30%, 3/15/27 ..................................      2,795,000      3,029,696
Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 .....................................      2,075,000      2,204,833
Springfield GO,
  Municipal Purpose Loan, FGIC Insured, Pre-Refunded, 5.00%, 8/01/21 ......................      5,000,000      5,319,100
  Municipal Purpose Loan, FSA Insured, Pre-Refunded, 5.00%, 11/15/18 ......................      1,500,000      1,548,765
  State Qualified Municipal Purpose Loan, FSA Insured, 4.50%, 8/01/26 .....................      2,000,000      2,056,320
Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, 5.00%,
 11/01/21 .................................................................................      2,775,000      2,947,577


                                                              Annual Report | 85

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                             AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MASSACHUSETTS (CONTINUED)
  University Building Authority Project Revenue, Refunding, Senior Series 1, AMBAC Insured,
    5.25%,
     11/01/23 ...............................................................................   $  2,155,000   $  2,357,010
     11/01/28 ...............................................................................      5,035,000      5,506,981
  University of Massachusetts Building Authority Project Revenue, Senior Series 2004-1,
    AMBAC Insured, Pre-Refunded, 5.25%, 11/01/29 ............................................      3,000,000      3,313,710
  Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 .......      1,960,000      2,081,402
  Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ...............................................      1,230,000      1,311,389
  Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ..........................      1,335,000      1,350,459
                                                                                                               ------------
  TOTAL LONG TERM INVESTMENTS (COST $487,402,406) ...........................................                   517,359,262
                                                                                                               ------------
  SHORT TERM INVESTMENTS 0.8%
  MUNICIPAL BONDS 0.8%
  MASSACHUSETTS 0.7%
a Massachusetts State GO, Consolidated Loan,
     Series A, Daily VRDN and Put, 3.66%, 3/01/26 ...........................................        500,000        500,000
     Series B, Daily VRDN and Put, 3.66%, 3/01/26 ...........................................        600,000        600,000
a Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
    Program,
     Series D, MBIA Insured, Daily VRDN and Put, 3.63%, 1/01/35 .............................        780,000        780,000
     Series E, Daily VRDN and Put, 3.53%, 1/01/35 ...........................................      1,100,000      1,100,000
a Massachusetts State Water Resources Authority Revenue, Multi Modal, General, Refunding,
    Sub Series C, Daily VRDN and Put, 3.66%, 8/01/20 ........................................        900,000        900,000
                                                                                                               ------------
                                                                                                                  3,880,000
                                                                                                               ------------
  U.S. TERRITORIES 0.1%
  PUERTO RICO 0.1%
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA
    Insured, Weekly VRDN and Put, 3.34%, 12/01/15 ...........................................        400,000        400,000
                                                                                                               ------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,280,000) ............................................                     4,280,000
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $491,682,406) 99.1% ...............................................                   521,639,262
  OTHER ASSETS, LESS LIABILITIES 0.9% .......................................................                     4,906,999
                                                                                                               ------------
  NET ASSETS 100.0% .........................................................................                  $526,546,261
                                                                                                               ============

See Selected Portfolio Abbreviations on page 121.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


86 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                ----------------------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS A                                               2007           2006           2005         2004 e          2003
                                                ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $    12.27     $    12.35     $    12.58     $    12.46     $    12.25
                                                ----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.53           0.54           0.55           0.55           0.57

 Net realized and unrealized gains (losses) .        (0.01)         (0.08)         (0.23)          0.18           0.28
                                                ----------------------------------------------------------------------
Total from investment operations ............         0.52           0.46           0.32           0.73           0.85
                                                ----------------------------------------------------------------------
Less distributions from:

 Net investment income ......................        (0.53)         (0.54)         (0.55)         (0.54)         (0.57)

 Net realized gains .........................        (0.02)            --             --          (0.07)         (0.07)
                                                ----------------------------------------------------------------------
Total distributions .........................        (0.55)         (0.54)         (0.55)         (0.61)         (0.64)
                                                ----------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                ----------------------------------------------------------------------
Net asset value, end of year ................   $    12.24     $    12.27     $    12.35     $    12.58     $    12.46
                                                ======================================================================

Total return c ..............................         4.35%          3.77%          2.65%          6.06%          7.17%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $1,260,755     $1,230,439     $1,199,126     $1,248,975     $1,253,847

Ratios to average net assets:

 Expenses ...................................         0.64%          0.64%          0.64%          0.64%          0.64%

 Net investment income ......................         4.34%          4.38%          4.45%          4.42%          4.62%

Portfolio turnover rate .....................         7.97%          6.55%          9.40%         11.29%         13.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 87

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                -------------------------------------------------------
                                                               YEAR ENDED FEBRUARY 28,
CLASS B                                            2007        2006        2005      2004 e        2003
                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $ 12.33     $ 12.40     $ 12.63     $ 12.51     $ 12.29
                                                -------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................      0.46        0.47        0.48        0.48        0.50

 Net realized and unrealized gains (losses) .     (0.01)      (0.07)      (0.23)       0.19        0.30
                                                -------------------------------------------------------
Total from investment operations ............      0.45        0.40        0.25        0.67        0.80
                                                -------------------------------------------------------
Less distributions from:

 Net investment income ......................     (0.46)      (0.47)      (0.48)      (0.48)      (0.51)

 Net realized gains .........................     (0.02)         --          --       (0.07)      (0.07)
                                                -------------------------------------------------------
Total distributions .........................     (0.48)      (0.47)      (0.48)      (0.55)      (0.58)
                                                -------------------------------------------------------
Redemption fees .............................        -- d        -- d        -- d        --          --
                                                -------------------------------------------------------
Net asset value, end of year ................   $ 12.30     $ 12.33     $ 12.40     $ 12.63     $ 12.51
                                                =======================================================

Total return c ..............................      3.77%       3.27%       2.08%       5.46%       6.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $45,664     $51,285     $54,867     $58,687     $49,931

Ratios to average net assets:

 Expenses ...................................      1.19%       1.19%       1.19%       1.19%       1.19%

 Net investment income ......................      3.79%       3.83%       3.90%       3.87%       4.07%

Portfolio turnover rate .....................      7.97%       6.55%       9.40%      11.29%      13.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


88 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                ------------------------------------------------------------
                                                                   YEAR ENDED FEBRUARY 28,
CLASS C                                             2007         2006         2005       2004 e         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.39     $  12.46     $  12.69     $  12.56     $  12.34
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.47         0.48         0.48         0.48         0.51

 Net realized and unrealized gains (losses) .      (0.02)       (0.08)       (0.23)        0.19         0.29
                                                ------------------------------------------------------------
Total from investment operations ............       0.45         0.40         0.25         0.67         0.80
                                                ------------------------------------------------------------
Less distributions from:

 Net investment income ......................      (0.46)       (0.47)       (0.48)       (0.47)       (0.51)

 Net realized gains .........................      (0.02)          --           --        (0.07)       (0.07)
                                                ------------------------------------------------------------
Total distributions .........................      (0.48)       (0.47)       (0.48)       (0.54)       (0.58)
                                                ------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.36     $  12.39     $  12.46     $  12.69     $  12.56
                                                ============================================================

Total return c ..............................       3.74%        3.25%        2.06%        5.50%        6.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $126,535     $123,024     $108,308     $116,544     $110,159

Ratios to average net assets:

 Expenses ...................................       1.19%        1.19%        1.19%        1.22%        1.16%

 Net investment income ......................       3.79%        3.83%        3.90%        3.84%        4.10%

Portfolio turnover rate .....................       7.97%        6.55%        9.40%       11.29%       13.22%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 89

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

--------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.7%
MUNICIPAL BONDS 98.7%
MICHIGAN 92.2%
Adrian City School District GO, FSA Insured, 5.00%,
  5/01/26 .................................................................................   $  1,960,000   $  2,122,660
  5/01/29 .................................................................................      2,125,000      2,301,354
  5/01/34 .................................................................................      6,690,000      7,245,203
Allegan Public School GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .....................      4,165,000      4,178,703
Allendale Public School District GO,
  2006, School Building and Site, FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 .............      3,225,000      3,448,106
  School Building and Site, FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 ...................      3,225,000      3,448,106
  School Building and Site, FGIC Insured, Pre-Refunded, 5.125%, 5/01/32 ...................      5,490,000      5,869,798
Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 .....................      1,665,000      1,670,162
Anchor Bay School District GO, School Building and Site,
  Series I, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ....................................      2,000,000      2,098,580
  Series II, FGIC Insured, Pre-Refunded, 5.70%, 5/01/25 ...................................      5,000,000      5,307,250
  Series II, FGIC Insured, Pre-Refunded, 5.75%, 5/01/30 ...................................      3,750,000      3,985,950
Avondale School District GO,
  AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .............................................      4,000,000      4,013,160
  School Building and Site, FSA Insured, 5.00%, 5/01/29 ...................................      9,000,000      9,506,430
Bay City School District GO, School Building and Site, FSA Insured, 5.00%, 5/01/31 ........      6,000,000      6,470,220
Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
  11/01/27 ................................................................................      5,000,000      5,353,900
  11/01/33 ................................................................................      2,590,000      2,762,727
Brown City Community School District GO, Building and Site, FGIC Insured,
  5.00%, 5/01/31 ..........................................................................      3,200,000      3,337,312
  Pre-Refunded, 5.00%, 5/01/26 ............................................................      4,445,000      4,703,477
Caledonia Community Schools GO, MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ................      4,500,000      4,515,525
Carman-Ainsworth Community School District GO, FGIC Insured,
  5.00%, 5/01/27 ..........................................................................      1,400,000      1,465,898
  Pre-Refunded, 5.00%, 5/01/27 ............................................................      1,550,000      1,648,208
Central Michigan University Revenue,
  FGIC Insured, 5.00%, 10/01/27 ...........................................................        500,000        508,065
  General, AMBAC Insured, 5.00%, 10/01/34 .................................................      8,905,000      9,545,626
  Series A, AMBAC Insured, 5.05%, 10/01/32 ................................................     10,000,000     10,607,200
Central Montcalm Public School GO, MBIA Insured, Pre-Refunded, 6.00%, 5/01/29 .............      1,400,000      1,469,006
Charles Stewart Mott Community College GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/21 .....      3,550,000      3,747,167
Charlotte Public School District GO, FGIC Insured, Pre-Refunded, 5.375%, 5/01/29 ..........      5,000,000      5,182,250
Chippewa Valley Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 .........      6,500,000      6,924,905
Coopersville Area Public Schools, School Building and Site, FSA Insured, 5.00%, 5/01/31 .        5,000,000      5,371,950
De Witt Public Schools GO, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/21 ....................      6,905,000      6,927,234
Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
  Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 .......................................      1,000,000      1,001,240
  Series A, FGIC Insured, 5.75%, 11/15/15 .................................................        100,000        101,068
Detroit City School District GO,
  School Building and Site Improvements, Series A, FGIC Insured, Pre-Refunded, 5.00%,
    5/01/23 ...............................................................................      2,650,000      2,845,517
  School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/25 ...........      2,000,000      2,110,300
  Series A, FSA Insured, 6.00%, 5/01/29 ...................................................     10,000,000     12,500,500
  Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 ....................................     38,330,000     40,944,873
Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 ..................     10,610,000     11,076,097


90 | Annual Report

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Detroit Sewage Disposal Revenue, Series A, MBIA Insured, Pre-Refunded,
  5.50%, 7/01/20 ..........................................................................   $    215,000   $    218,438
  5.00%, 7/01/27 ..........................................................................     22,000,000     22,317,020
Detroit Sewer Disposal Revenue, senior lien,
  Refunding, Series A, FSA Insured, 5.00%, 7/01/32 ........................................      4,545,000      4,788,657
  Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/32 .....................................     11,755,000     12,643,090
Detroit Water Supply System Revenue,
  FGIC Insured, ETM, 6.25%, 7/01/12 .......................................................      1,455,000      1,549,546
  second lien, Series B, FGIC Insured, 5.50%, 7/01/33 .....................................     20,000,000     21,653,800
  second lien, Series B, MBIA Insured, 5.00%, 7/01/34 .....................................      8,875,000      9,365,965
  senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 .....................................     11,400,000     11,870,706
  senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ......................      1,500,000      1,603,440
  senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 .......................      9,625,000     10,239,020
  senior lien, Series A, MBIA Insured, 5.00%, 7/01/27 .....................................      4,930,000      4,995,569
  senior lien, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 .......................        820,000        831,816
  Series B, MBIA Insured, Pre-Refunded, 5.00%, 7/01/34 ....................................      5,270,000      5,668,148
Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ..............      5,500,000      5,640,195
East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded, 6.00%, 5/01/29 ....      4,775,000      5,010,360
Eastern Michigan University Revenues, Refunding, Series A, FGIC Insured, Pre-Refunded,
  5.00%,
   6/01/28 ................................................................................      6,730,000      7,232,462
   6/01/33 ................................................................................     14,700,000     15,797,502
Eaton Rapids Public Schools GO, School Building and Site, FSA Insured,
  5.00%, 5/01/26 ..........................................................................      2,700,000      2,876,823
  5.00%, 5/01/29 ..........................................................................        820,000        870,545
  Pre-Refunded, 5.00%, 5/01/29 ............................................................      1,930,000      2,090,171
Ecorse Public School District GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/17 ..............      5,000,000      5,155,450
Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%,
 2/15/25 ..................................................................................        100,000        100,164
Fennville Public Schools GO, School Building and Site, FGIC Insured,
  5.00%, 5/01/30 ..........................................................................      3,200,000      3,397,248
  Pre-Refunded, 5.00%, 5/01/34 ............................................................      3,250,000      3,442,043
Ferris State University Revenue,
  AMBAC Insured, Pre-Refunded, 5.85%, 10/01/22 ............................................      2,500,000      2,528,925
  AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ............................................      6,840,000      6,919,344
  FGIC Insured, 5.25%, 10/01/26 ...........................................................      1,500,000      1,582,455
  FGIC Insured, 5.25%, 10/01/31 ...........................................................      3,255,000      3,418,889
Fowlerville Community School District GO, FGIC Insured, 5.00%,
  5/01/30 .................................................................................      1,990,000      2,116,484
  5/01/34 .................................................................................      8,145,000      8,652,271
Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30 ....................      4,000,000      4,274,960
Gladstone Area Public Schools GO, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/26 .............      1,500,000      1,504,365
Grand Blanc Community Schools GO, School Building and Site, FSA Insured, 5.00%,
 5/01/28 ..................................................................................      4,250,000      4,528,332
Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 .........................      2,000,000      2,112,820
Grand Rapids Building Authority Revenue, AMBAC Insured, Series A,
  5.00%, 10/01/28 .........................................................................      3,590,000      3,771,295
  Pre-Refunded, 5.00%, 10/01/28 ...........................................................      2,410,000      2,573,904


                                                              Annual Report | 91

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured,
 6.875%, 6/01/24 ..........................................................................   $  7,500,000   $  7,511,250
Grand Rapids Sanitation Sewer System Revenue, MBIA Insured, 5.00%,
  1/01/30 .................................................................................      7,500,000      8,048,025
  1/01/34 .................................................................................      7,795,000      8,341,741
Grand Rapids Water Supply Revenue, FGIC Insured, 5.00%, 1/01/35 ...........................      3,500,000      3,755,150
Grosse Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ........      5,250,000      5,269,320
Hamilton Community School District GO, FGIC Insured, 5.00%, 5/01/24 .......................      2,000,000      2,028,360
Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, Pre-Refunded,
 5.45%, 8/01/47 ...........................................................................      4,400,000      4,495,876
Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ......     30,000,000     32,109,300
Haslett Public School District GO, MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 .............      3,900,000      3,912,558
Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 ...........        700,000        700,343
Hazel Park School District GO, FSA Insured, 5.00%,
  5/01/27 .................................................................................      9,000,000      9,453,600
  5/01/32 .................................................................................     12,475,000     13,091,889
Healthsource Saginaw Inc. Saginaw County GO, MBIA Insured, 5.00%, 5/01/29 .................      4,145,000      4,415,959
Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
  5.70%, 5/01/21 ..........................................................................      2,025,000      2,031,521
  5.50%, 5/01/26 ..........................................................................        505,000        506,470
  5.50%, 5/01/26 ..........................................................................        495,000        496,440
Howell Public Schools GO, MBIA Insured, Pre-Refunded,
  5.875%, 5/01/22 .........................................................................      2,000,000      2,093,440
  6.00%, 5/01/25 ..........................................................................      1,600,000      1,605,888
Huron School District GO, FSA Insured, Pre-Refunded,
  5.25%, 5/01/21 ..........................................................................      1,500,000      1,592,880
  5.375%, 5/01/26 .........................................................................      2,500,000      2,666,750
Huron Valley School District GO, FGIC Insured, Pre-Refunded,
  5.875%, 5/01/16 .........................................................................        100,000        100,349
  5.75%, 5/01/22 ..........................................................................      2,450,000      2,458,061
Jackson Brownfield RDAR, FGIC Insured,
  5.125%, 6/01/22 .........................................................................      2,290,000      2,432,782
  5.125%, 6/01/24 .........................................................................      1,215,000      1,290,755
  5.25%, 6/01/26 ..........................................................................      2,820,000      3,015,172
  5.375%, 6/01/30 .........................................................................      5,830,000      6,299,490
Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
 5/01/34 ..................................................................................      6,620,000      7,011,176
Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 .........      4,000,000      4,209,440
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
  Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ...................      3,805,000      4,067,735
  Bronson Methodist Hospital, MBIA Insured, Pre-Refunded, 5.25%, 5/15/18 ..................        115,000        118,322
  Bronson Methodist Hospital, MBIA Insured, Pre-Refunded, 5.50%, 5/15/28 ..................     10,000,000     10,317,800
  Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 .....................        135,000        138,548
Kent County Building Authority GO, Pre-Refunded, 5.00%, 6/01/26 ...........................     21,885,000     22,257,045
Lake Shore Public Schools GO, Macomb County, FSA Insured, Pre-Refunded, 5.50%,
 5/01/20 ..................................................................................      2,000,000      2,005,820
Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 .........      1,000,000      1,041,130
Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%, 11/15/31 .........      3,320,000      3,510,369


92 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 .................   $    100,000   $    100,329
Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
 Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 .......................................      2,115,000      2,209,096
Lincoln Consolidated School District GO, FSA Insured, Pre-Refunded, 5.00%, 5/01/28 ........      1,000,000      1,015,890
Lincoln Park School District GO,
  FGIC Insured, Pre-Refunded, 5.00%, 5/01/26 ..............................................        255,000        259,052
  Refunding, FGIC Insured, 5.00%, 5/01/26 .................................................        645,000        652,759
Livonia Municipal Building Authority GO, FGIC Insured, Pre-Refunded, 5.25%, 5/01/30 .......      3,950,000      4,140,192
Lowell Area Schools GO, FGIC Insured, Pre-Refunded, 5.625%,
  5/01/25 .................................................................................      3,125,000      3,310,094
  5/01/30 .................................................................................      3,250,000      3,442,498
Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ..........      4,000,000      4,012,280
Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
  5.40%, 6/01/19 ..........................................................................      5,000,000      5,182,500
  5.50%, 6/01/25 ..........................................................................      5,000,000      5,222,400
Michigan Municipal Bond Authority Revenue,
  Clean Water State Revolving Fund, 5.00%, 10/01/24 .......................................     11,355,000     12,044,930
  Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ..................      3,790,000      3,813,195
Michigan State Building Authority Revenue,
  Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 .................      2,500,000      2,672,975
  Facilities Program, Refunding, Series I, FSA Insured, 4.75%, 10/15/18 ...................      3,000,000      3,064,110
  Facilities Program, Refunding, Series I, FSA Insured, 5.00%, 10/15/24 ...................      5,000,000      5,223,400
  Facilities Program, Series III, FSA Insured, Pre-Refunded, 5.00%, 10/15/26 ..............     14,000,000     14,957,880
  Refunding, AMBAC Insured, 5.00%, 10/15/33 ...............................................     16,000,000     17,107,040
Michigan State Comprehensive Transportation Revenue, Refunding, FSA Insured, 5.00%,
 5/15/31 ..................................................................................      8,000,000      8,622,720
Michigan State COP, AMBAC Insured, Pre-Refunded, 5.50%, 6/01/27 ...........................     12,000,000     12,682,920
Michigan State HDA Rental Housing Revenue, Refunding, Series A, AMBAC Insured, 6.00%,
 4/01/16 ..................................................................................        200,000        204,234
Michigan State Hospital Finance Authority Revenue,
  Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 .........     15,175,000     16,279,285
  Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%,
    8/15/24 ...............................................................................     15,000,000     15,400,950
  Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%,
    8/15/27 ...............................................................................     10,000,000     10,254,600
  Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 ....................      6,000,000      6,067,860
  Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 ....................      1,750,000      1,769,793
  Mercy Health Services, Series T, MBIA Insured, Pre-Refunded, 5.75%, 8/15/15 .............     10,525,000     10,729,395
  Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 ....................................        300,000        304,383
  Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 .......................      8,605,000      8,746,380
  Mercy Health Services, Series X, MBIA Insured, Pre-Refunded, 6.00%, 8/15/34 .............     11,000,000     11,707,740
  Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 ............      4,890,000      5,121,004
  Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24 ......................................      7,065,000      7,395,006
  Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32 ......................................      1,000,000      1,044,360
  Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 ........      7,500,000      7,721,175
  Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 .............      7,500,000      7,701,750
  Refunding, MBIA Insured, 5.00%, 11/15/36 ................................................      6,500,000      6,875,440
  St. John's Health System, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17 .................     14,500,000     14,837,850


                                                              Annual Report | 93

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Michigan State Hospital Finance Authority Revenue (continued)
  St. John's Hospital, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 .......................   $  3,445,000   $  3,591,378
  St. John's Hospital, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 .......................      9,545,000     10,295,905
Michigan State Strategic Fund Limited Obligation Revenue, Collateral, The Detroit Edison Co.,
 Fund, Pollution, Refunding,
  Series AA, FGIC Insured, 6.95%, 5/01/11 .................................................      5,000,000      5,620,300
  Series BB, AMBAC Insured, 7.00%, 5/01/21 ................................................      3,000,000      3,961,530
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
 Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ..........     12,350,000     13,099,398
Michigan State Trunk Line Revenue,
  Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 ......................................      3,300,000      3,376,956
  Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ......................................      3,050,000      3,133,235
  Series A, FSA Insured, Pre-Refunded, 5.00%, 11/01/25 ....................................     16,265,000     17,196,497
  Series A, FSA Insured, Pre-Refunded, 5.25%, 11/01/30 ....................................     34,680,000     37,034,425
Michigan Technological University Revenue, General, Series A, MBIA Insured, 5.00%,
 10/01/34 .................................................................................      3,675,000      3,885,431
Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%, 5/01/24 ...............      3,500,000      3,718,085
Northview Public Schools District GO,
  MBIA Insured, 5.80%, 5/01/21 ............................................................        235,000        236,908
  Refunding, FGIC Insured, 5.00%, 5/01/21 .................................................      3,450,000      3,506,787
Oakridge Public Schools GO, FSA Insured, Pre-Refunded,
  5.00%, 5/01/23 ..........................................................................        500,000        507,945
  5.125%, 5/01/28 .........................................................................        500,000        508,645
Otsego Public Schools District GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 ..      9,835,000     10,447,524
Ovid Elsie Area Schools GO, School Building and Site, MBIA Insured, Pre-Refunded, 5.00%,
 5/01/32 ..................................................................................      7,775,000      8,310,697
Oxford Area Community School District GO, FSA Insured, Pre-Refunded, 5.00%,
  5/01/26 .................................................................................      5,425,000      5,740,464
  5/01/31 .................................................................................      4,865,000      5,147,900
Pennfield School District GO, School Building and Site, FGIC Insured,
  5.00%, 5/01/29 ..........................................................................        505,000        536,128
  Pre-Refunded, 5.00%, 5/01/29 ............................................................        645,000        698,529
  Pre-Refunded, 5.00%, 5/01/34 ............................................................      2,500,000      2,707,475
Pinckney Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/26 .....................      2,955,000      3,148,523
Pontiac General Building Authority GO, FGIC Insured, Pre-Refunded, 5.375%,
  6/01/23 .................................................................................      1,620,000      1,752,872
  6/01/27 .................................................................................      2,635,000      2,851,123
Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22 ................................      1,600,000      1,674,368
River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 ...................      6,575,000      6,938,597
Rockford Public Schools GO, FGIC Insured, Pre-Refunded, 5.25%,
  5/01/22 .................................................................................      1,250,000      1,253,163
  5/01/27 .................................................................................      3,000,000      3,007,590
Roseville School District GO, School Building and Site, Refunding, FSA Insured, 5.00%,
 5/01/31 ..................................................................................      5,000,000      5,383,900


94 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
 MBIA Insured, 5.25%,
  11/15/31 ................................................................................   $ 12,750,000   $ 13,425,240
  11/15/35 ................................................................................     17,600,000     18,424,560
Saginaw City School District GO, School Building and Site, FSA Insured, 5.00%, 5/01/36 ....      6,950,000      7,445,048
Saginaw Hospital Finance Authority Revenue, Covenant Medical Center, Refunding, Series E,
 MBIA Insured,
  5.375%, 7/01/19 .........................................................................      4,850,000      5,101,181
  5.50%, 7/01/24 ..........................................................................      1,750,000      1,825,495
Saginaw Valley State University Revenue,
  General, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/19 ....................................      2,195,000      2,283,700
  General, Refunding, AMBAC Insured, 5.25%, 7/01/19 .......................................        345,000        358,303
  Series A, MBIA Insured, 5.125%, 7/01/30 .................................................      4,315,000      4,484,795
Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
  5.75%, 5/01/21 ..........................................................................      3,575,000      3,586,762
  5.375%, 5/01/26 .........................................................................      1,000,000      1,002,720
South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 ....................      2,000,000      2,099,240
South Redford School District GO,
  FGIC Insured, Pre-Refunded, 5.50%, 5/01/22 ..............................................      3,155,000      3,164,181
  School Building and Site, MBIA Insured, 5.00%, 5/01/30 ..................................      3,500,000      3,733,800
Southfield Library Building Authority GO, Refunding, MBIA Insured, 5.00%, 5/01/30 .........      6,535,000      6,985,588
Sparta Area Schools GO, School Building and Site, FGIC Insured, Pre-Refunded, 5.00%,
 5/01/30 ..................................................................................      2,730,000      2,956,563
St. Clair County EDC, PCR, The Detroit Edison Co., Refunding, Series AA, AMBAC Insured,
 6.40%, 8/01/24 ...........................................................................     10,000,000     10,554,600
Sturgis Public School District GO, Refunding, FGIC Insured, 5.00%, 5/01/30 ................      4,715,000      5,057,073
Taylor Brownfield RDA, GO, Tax Increment, Series A, MBIA Insured, 5.00%,
  5/01/29 .................................................................................      2,900,000      3,091,661
  5/01/34 .................................................................................      3,945,000      4,191,641
Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 ...............      2,595,000      2,706,429
Tecumseh Public Schools GO, FGIC Insured, Pre-Refunded, 5.50%,
  5/01/25 .................................................................................      5,925,000      6,254,074
  5/01/30 .................................................................................      4,500,000      4,749,930
Thornapple Kellogg School GO, School Building and Site,
  FSA Insured, Pre-Refunded, 5.00%, 5/01/28 ...............................................      6,250,000      6,680,625
  Refunding, FSA Insured, 5.00%, 5/01/23 ..................................................      4,000,000      4,217,040
Troy City School District GO, School Building and Site, MBIA Insured, 5.00%, 5/01/26 ......      7,100,000      7,667,716
Warren Consolidated School District GO, FSA Insured,
  4.875%, 5/01/22 .........................................................................     11,850,000     12,336,916
  Pre-Refunded, 5.00%, 5/01/26 ............................................................     14,450,000     15,290,267
Warren Water and Sewer Revenue, FSA Insured, Pre-Refunded, 5.125%, 11/01/23 ...............      2,450,000      2,605,477
Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A, MBIA Insured,
  5.25%, 12/01/25 .........................................................................     17,000,000     18,170,450
  5.00%, 12/01/30 .........................................................................     10,750,000     11,301,367
Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County, Series A,
 MBIA Insured, 5.25%, 12/01/18 ............................................................      5,500,000      5,669,125


                                                              Annual Report | 95

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Wayne State University Revenues,
  FGIC Insured, 5.125%, 11/15/29 ........................................................   $17,900,000   $   18,634,616
  General, AMBAC Insured, 5.00%, 11/15/30 ...............................................     3,925,000        4,250,736
  General, AMBAC Insured, 5.00%, 11/15/36 ...............................................     6,000,000        6,472,920
West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
  5/01/19 ...............................................................................     2,100,000        2,247,651
  5/01/20 ...............................................................................     2,000,000        2,140,620
West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 .............     1,400,000        1,454,628
West Ottawa Public School District GO,
  FGIC Insured, 5.60%, 5/01/21 ..........................................................       695,000          696,897
  FGIC Insured, 5.60%, 5/01/26 ..........................................................     3,575,000        3,584,438
  FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ............................................     6,000,000        6,018,420
  School Building Site, Refunding, MBIA Insured, 5.00%, 5/01/32 .........................     6,025,000        6,348,783
Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured, 4.75%,
 1/01/23 ................................................................................     8,500,000        8,841,190
Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 ...................     9,375,000        9,892,031
Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 ............................    12,550,000       13,035,183
Wyoming Public Schools GO, FGIC Insured, Pre-Refunded, 5.125%, 5/01/23 ..................     5,750,000        5,849,417
Wyoming Sewer Disposal System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/27 ..........     5,700,000        6,108,804
Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured, 5.00%,
 5/01/32 ................................................................................     6,065,000        6,350,480
Ypsilanti School District GO, FGIC Insured, Pre-Refunded,
  5.75%, 5/01/20 ........................................................................     4,700,000        4,715,463
  5.375%, 5/01/26 .......................................................................     6,750,000        6,768,360
Ypsilanti Water and Sewer Disposal System Revenue, Series C, AMBAC Insured, Pre-Refunded,
 5.00%, 9/01/27 .........................................................................     2,115,000        2,256,938
Zeeland Public Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/25 ......................     3,350,000        3,593,043
                                                                                                          --------------
                                                                                                           1,321,910,631
                                                                                                          --------------
U.S. TERRITORIES 6.5%
PUERTO RICO 6.5%
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
  Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ......................................    20,000,000       21,161,400
  Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35 .................................    25,000,000       27,011,000
Puerto Rico Electric Power Authority Power Revenue,
  Series NN, MBIA Insured, 5.00%, 7/01/32 ...............................................    20,800,000       21,998,288
  Series RR, FGIC Insured, 5.00%, 7/01/35 ...............................................    14,000,000       14,992,180
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ..............     7,950,000        7,958,109
                                                                                                          --------------
TOTAL U.S. TERRITORIES ..................................................................                     93,120,977
                                                                                                          --------------
TOTAL LONG TERM INVESTMENTS (COST $1,337,290,133) .......................................                  1,415,031,608
                                                                                                          --------------


96 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 0.1%
  MUNICIPAL BONDS 0.1%
  MICHIGAN 0.1%
a Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
    3.66%, 7/01/33 ........................................................................   $    825,000   $      825,000
a Michigan State University Revenues, Series A, Daily VRDN and Put, 3.66%, 8/15/32 ........        520,000          520,000
                                                                                                             --------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,345,000) ..........................................                       1,345,000
                                                                                                             --------------
  TOTAL INVESTMENTS (COST $1,338,635,133) 98.8% ...........................................                   1,416,376,608
  OTHER ASSETS, LESS LIABILITIES 1.2% .....................................................                      16,578,019
                                                                                                             --------------
  NET ASSETS 100.0% .......................................................................                  $1,432,954,627
                                                                                                             ==============

See Selected Portfolio Abbreviations on page 121.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 97

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                ------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28,
CLASS A                                             2007         2006         2005       2004 e         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.13     $  12.23     $  12.39     $  12.23     $  11.99
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.50         0.51         0.53         0.54         0.56

 Net realized and unrealized gains (losses) .       0.03        (0.10)       (0.16)        0.15         0.25
                                                ------------------------------------------------------------
Total from investment operations ............       0.53         0.41         0.37         0.69         0.81
                                                ------------------------------------------------------------
Less distributions from net investment income      (0.50)       (0.51)       (0.53)       (0.53)       (0.57)
                                                ------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.16     $  12.13     $  12.23     $  12.39     $  12.23
                                                ============================================================

Total return c ..............................       4.50%        3.48%        2.99%        5.81%        6.89%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $539,643     $528,660     $515,780     $528,609     $524,076

Ratios to average net assets:

 Expenses ...................................       0.66%        0.67%        0.67%        0.67%        0.67%

 Net investment income ......................       4.15%        4.17%        4.35%        4.39%        4.64%

Portfolio turnover rate .....................      14.24%       13.03%       12.06%       10.77%       13.28%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


98 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                ------------------------------------------------------------
                                                                   YEAR ENDED FEBRUARY 28,
CLASS C                                             2007         2006         2005       2004 e         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.22     $  12.31     $  12.47     $  12.30     $  12.05
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.44         0.44         0.46         0.47         0.50

 Net realized and unrealized gains (losses) .       0.01        (0.09)       (0.16)        0.16         0.25
                                                ------------------------------------------------------------
Total from investment operations ............       0.45         0.35         0.30         0.63         0.75
                                                ------------------------------------------------------------
Less distributions from net investment income      (0.43)       (0.44)       (0.46)       (0.46)       (0.50)
                                                ------------------------------------------------------------
Redemption fees .............................         -- d         -- d         -- d         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.24     $  12.22     $  12.31     $  12.47     $  12.30
                                                ============================================================

Total return c ..............................       3.81%        2.98%        2.40%        5.25%        6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $ 64,873     $ 64,900     $ 59,682     $ 59,389     $ 54,704

Ratios to average net assets:

 Expenses ...................................       1.21%        1.22%        1.22%        1.26%        1.17%

 Net investment income ......................       3.60%        3.62%        3.80%        3.80%        4.14%

Portfolio turnover rate .....................      14.24%       13.03%       12.06%       10.77%       13.28%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 99

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                   AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.6%
  MUNICIPAL BONDS 99.6%
  MINNESOTA 96.6%
  Alexandria Lake Area Sanitation District Sanitation Sewer Board GO, Facilities, Series A,
    XLCA Insured, 4.375%, 2/01/25 ............................................................   $ 1,025,000   $ 1,038,551
  Anoka County Housing and RDA, GO, Housing Development, Refunding, AMBAC Insured,
     4.875%, 2/01/24 .........................................................................     2,195,000     2,315,264
     5.00%, 2/01/34 ..........................................................................     2,000,000     2,115,860
  Anoka-Hennepin ISD No. 11 GO, School District Credit Enhancement Program, Series A,
    FSA Insured, 5.00%, 2/01/20 ..............................................................     6,130,000     6,414,861
  Bemidji Health Care Facilities First Mortgage Revenue, North Country Health Services, Radian
    Insured, 5.00%, 9/01/24 ..................................................................     2,000,000     2,084,660
  Bemidji Lease Revenue, Minnesota State Bureau of Criminal Apprehension, MBIA Insured,
    5.70%, 12/01/17 ..........................................................................       120,000       124,183
  Bloomington ISD No. 271 GO, School Building, Refunding, Series C, FSA Insured, 4.25%,
    2/01/24 ..................................................................................     3,635,000     3,650,958
  Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 .......     1,045,000     1,091,241
  Brooklyn Center ISD No. 286 GO, FGIC Insured, 5.00%, 2/01/22 ...............................     1,000,000     1,056,880
  Buffalo ISD No. 877 GO, Refunding, MBIA Insured, 5.00%, 2/01/22 ............................     4,255,000     4,368,353
  Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
     5.90%, 9/20/19 ..........................................................................       400,000       421,432
     5.95%, 9/20/29 ..........................................................................     1,275,000     1,341,045
     6.00%, 9/20/34 ..........................................................................     1,000,000     1,052,250
  Byron ISD No. 531 GO, School Building, Series A, FGIC Insured, 5.00%, 2/01/24 ..............     2,015,000     2,160,322
  Cambridge ISD No. 911 GO,
     Capital Appreciation, Series B, MBIA Insured, zero cpn., 2/01/30 ........................     2,240,000       736,579
     Series A, MBIA Insured, 4.25%, 2/01/24 ..................................................     1,235,000     1,244,040
  Cass Lake ISD No. 115 GO, Refunding, FGIC Insured, 5.00%, 2/01/22 ..........................     3,805,000     4,036,116
  Centennial ISD No. 012 GO, Series A, FSA Insured, 5.00%, 2/01/21 ...........................     1,000,000     1,051,840
  Chaska ISD No. 112 GO, School Building, Series A, MBIA Insured, 4.50%, 2/01/28 .............    10,000,000    10,191,900
  Chisago County GO, Capital Improvement, Series A, MBIA Insured, 4.75%, 2/01/26 .............     3,615,000     3,808,005
  Cohasset PCR, Collateral Allete Project, Refunding, Radian Insured, 4.95%, 7/01/22 .........     3,010,000     3,139,280
  Commissioner of Iron Range Resources and Rehabilitation Educational Facilities Revenue,
    XLCA Insured, 4.50%, 10/01/21 ............................................................     1,290,000     1,328,339
  Dakota County Housing and RDA, SFMR, GNMA Secured,
     5.75%, 4/01/18 ..........................................................................       175,000       178,505
     5.85%, 10/01/30 .........................................................................       300,000       306,072
  Deer River ISD No. 317 GO, FSA Insured, 6.00%, 2/01/25 .....................................     1,325,000     1,408,170
  Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ..................     3,075,000     3,234,408
  Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
     5.95%, 9/20/29 ..........................................................................     1,700,000     1,787,040
     6.00%, 9/20/34 ..........................................................................     1,480,000     1,555,865
  Eden Prairie MFHR,
     Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ........................     2,000,000     2,029,600
     Parkway Apartments Project, Refunding, Series A, GNMA Secured, 5.80%, 2/20/32 ...........     7,380,000     7,636,234
a Elk River ISD Number 728 GO, School Building, Refunding, Series A, FSA Insured, 4.25%,
    2/01/24 ..................................................................................     6,265,000     6,295,009
  Farmington ISD No. 192 GO,
     MBIA Insured, 5.25%, 2/01/24 ............................................................     5,915,000     6,243,164
     School Building, Series B, FSA Insured, 5.00%, 2/01/23 ..................................     3,000,000     3,222,540
     School Building, Series B, FSA Insured, 4.75%, 2/01/27 ..................................    17,075,000    17,960,509


100 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured,
 6.10%, 1/01/26 ...........................................................................   $  2,180,000   $  2,190,311
Hastings ISD No. 200 GO, Refunding, Series A, FSA Insured, 4.50%, 2/01/22 .................      2,700,000      2,781,405
Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA Insured, Pre-Refunded,
 5.00%, 11/01/25 ..........................................................................      8,000,000      8,632,640
Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
  5.60%, 11/20/17 .........................................................................        750,000        771,390
  5.70%, 11/20/32 .........................................................................      3,000,000      3,082,740
Hopkins ISD No. 270 GO, FGIC Insured, 5.125%, 2/01/22 .....................................      3,880,000      4,122,267
Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured, 5.50%,
 8/01/27 ..................................................................................      1,085,000      1,146,910
Lake Crystal Wellcome Memorial Area Schools ISD No. 2071 GO, School Building, Series B,
 MBIA Insured, 5.00%, 2/01/34 .............................................................      3,285,000      3,519,450
Lake Superior ISD No. 381 GO, Series A, FSA Insured, 5.00%, 4/01/23 .......................      4,195,000      4,477,282
Lakeview ISD No. 2167 GO, MBIA Insured, 5.25%, 2/01/26 ....................................      3,705,000      3,910,553
Lakeville ISD No. 194 GO, Series A, FGIC Insured, 5.00%, 2/01/23 ..........................     10,180,000     10,848,113
Mahtomedi ISD No. 832 GO, FSA Insured, 5.00%, 2/01/18 .....................................      3,240,000      3,418,330
Maple Grove HDA Municipal Facility Lease Revenue, AMBAC Insured, Pre-Refunded, 5.55%,
 2/01/17 ..................................................................................        280,000        284,861
Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/29 ............................      2,700,000      2,837,619
Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series B, 4.50%,
 12/01/26 .................................................................................      5,000,000      5,119,500
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
  Series A, AMBAC Insured, Pre-Refunded, 5.20%, 1/01/24 ...................................      5,000,000      5,113,350
  Series A, FGIC Insured, Pre-Refunded, 5.125%, 1/01/31 ...................................      7,000,000      7,251,860
  Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 ....................................      7,000,000      7,400,960
  Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 ....................................      2,000,000      2,114,560
  Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 ....................................      9,000,000      9,515,520
Minneapolis CDA and St. Paul Housing and RDAR, Health Care Facilities, Carondelet, Series B,
 BIG Insured, Pre-Refunded, 8.875%, 11/01/15 ..............................................        650,000        757,920
Minneapolis GO,
  Sports Arena Project, Refunding, 5.125%, 10/01/20 .......................................      8,340,000      8,479,445
  Sports Arena Project, Refunding, 5.20%, 10/01/24 ........................................      3,750,000      3,815,625
  Various Purpose, 5.125%, 12/01/28 .......................................................      3,000,000      3,177,390
Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured, 5.00%,
 11/15/34 .................................................................................     12,645,000     13,479,064
Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ................      5,000,000      5,058,050
Minneapolis Revenue, University Gateway Project, Series A, Pre-Refunded, 5.25%, 12/01/24 ..      3,000,000      3,036,270
Minneapolis Special School District No. 001 COP,
  Refunding, Series A, MBIA Insured, 4.50%, 2/01/21 .......................................      2,715,000      2,797,780
  Series A, FSA Insured, 5.00%, 2/01/21 ...................................................      1,950,000      2,050,191
Minnesota Agriculture and Economic Development Board Revenue,
  Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 ..................     14,625,000     15,228,281
  Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 ....      4,870,000      5,015,516
  Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, Pre-Refunded,
    5.15%, 12/01/22 .......................................................................        310,000        319,610
  Health Care System, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ..................        365,000        377,074
  Health Care System, Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 ...............     17,635,000     18,241,997


                                                             Annual Report | 101

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                    AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
Minnesota State Colleges and University Revenue, Fund, Series A, MBIA Insured, 5.00%,
  10/01/22 ...................................................................................   $  1,745,000   $  1,890,289
  10/01/23 ...................................................................................      1,825,000      1,975,563
  10/01/24 ...................................................................................      1,900,000      2,053,862
  10/01/25 ...................................................................................      1,155,000      1,247,666
  10/01/26 ...................................................................................      1,715,000      1,849,988
  10/01/32 ...................................................................................      5,540,000      5,946,858
Minnesota State GO, 5.00%, 6/01/26 ...........................................................     14,585,000     15,854,187
Minnesota State HFAR,
  Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 ..........................        730,000        735,205
  Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ..........................        225,000        226,566
  Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ..........................        230,000        231,555
  SFM, Series B, 5.00%, 7/01/13 ..............................................................         55,000         56,205
  SFM, Series D, 5.45%, 1/01/26 ..............................................................      2,175,000      2,212,736
  SFM, Series E, AMBAC Insured, 5.40%, 1/01/25 ...............................................      3,140,000      3,191,056
  SFM, Series G, AMBAC Insured, 6.25%, 7/01/26 ...............................................        315,000        318,563
Minnesota State Higher Education Facilities Authority Revenue,
  Bethel, Mandatory Put 4/01/19, Refunding, 5.10%, 4/01/28 ...................................      7,700,000      7,776,538
  St. John's University, Series 5-I, MBIA Insured, Pre-Refunded, 5.25%, 10/01/21 .............      1,750,000      1,868,405
  St. John's University, Series 5-I, MBIA Insured, Pre-Refunded, 5.25%, 10/01/26 .............      1,500,000      1,601,490
Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
  5.90%, 10/20/19 ............................................................................      1,750,000      1,843,730
  5.95%, 10/20/29 ............................................................................      5,955,000      6,272,163
Moorhead EDA, GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ......................      1,890,000      1,991,342
New Brighton GO, Tax Increment, Series A, MBIA Insured, 5.00%, 2/01/32 .......................      4,110,000      4,425,854
New Hope MFR, North Ridge, Series A, GNMA Secured, Pre-Refunded,
  6.05%, 1/01/17 .............................................................................        390,000        394,274
  6.20%, 1/01/31 .............................................................................      5,470,000      5,529,021
Nobles County Housing and RDA Public Project Revenue, Annual Appropriation Lease Obligation,
 AMBAC Insured, Pre-Refunded, 5.625%, 2/01/22 ................................................      1,230,000      1,297,392
Northern Municipal Power Agency Electric System Revenue, Refunding, FSA Insured, 5.00%,
 1/01/12 .....................................................................................      1,030,000      1,061,786
Osseo ISD No. 279 GO, Series A, FSA Insured, 5.00%, 2/01/20 ..................................      3,000,000      3,158,250
Park Rapids ISD No. 309 GO, MBIA Insured,
  4.75%, 2/01/21 .............................................................................      2,500,000      2,547,325
  5.00%, 2/01/25 .............................................................................      3,000,000      3,070,470
Pine City Health Care and Housing Revenue, North Branch, Series A, GNMA Secured, 5.00%,
 10/20/38 ....................................................................................      4,280,000      4,425,092
Pipestone-Jasper ISD No. 2689 GO, Refunding, Series 2004-A, FSA Insured, 5.00%,
 3/01/20 .....................................................................................      1,595,000      1,710,494
Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
  6.25%, 6/01/16 .............................................................................      1,600,000      1,609,472
  6.125%, 6/01/24 ............................................................................      1,815,000      1,825,218
Prior Lake ISD No. 719 GO,
  FGIC Insured, 5.125%, 2/01/19 ..............................................................      1,140,000      1,210,121
  FSA Insured, 5.50%, 2/01/20 ................................................................      2,255,000      2,370,839
  FSA Insured, 5.50%, 2/01/21 ................................................................      2,590,000      2,723,048
  Series C, MBIA Insured, 5.00%, 2/01/21 .....................................................      2,000,000      2,113,200
  Series C, MBIA Insured, 5.00%, 2/01/23 .....................................................      6,025,000      6,359,990


102 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                    AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured,
 Pre-Refunded, 5.875%, 1/01/31 ...............................................................   $  2,160,000   $  2,289,427
Robbinsdale ISD No. 281 GO, Refunding, Series A, MBIA Insured, 4.50%,
  2/01/21 ....................................................................................      3,420,000      3,512,648
  2/01/22 ....................................................................................      3,000,000      3,078,090
Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 ...........................      3,000,000      3,187,740
Rochester Health Care Facilities Revenue, Mayo Foundation, Refunding, Series B, 5.50%,
 11/15/27 ....................................................................................      4,000,000      4,122,360
Rochester ISD No. 535 GO, Series A, MBIA Insured, 5.00%,
  2/01/28 ....................................................................................      1,385,000      1,479,969
  2/01/29 ....................................................................................      1,455,000      1,553,751
Rosemount ISD No. 196 GO, Series A, MBIA Insured, 4.70%, 2/01/25 .............................      1,000,000      1,038,600
Rush City ISD No. 139 GO, School Building, MBIA Insured,
  5.00%, 2/01/21 .............................................................................      1,680,000      1,784,362
  5.125%, 2/01/26 ............................................................................      4,245,000      4,534,467
Sartell ISD No. 748 GO, Refunding, Series A, FSA Insured,
  4.125%, 8/01/20 ............................................................................      1,785,000      1,807,973
  4.25%, 2/01/22 .............................................................................      2,810,000      2,851,925
Sauk Rapids ISD No. 47 GO,
  School Building, Refunding, Series A, FSA Insured, 5.00%, 2/01/22 ..........................      2,200,000      2,380,510
  School Building, Refunding, Series A, FSA Insured, 4.50%, 2/01/25 ..........................      2,175,000      2,237,662
  Series A, MBIA Insured, 5.75%, 2/01/23 .....................................................      2,740,000      2,941,390
  Series A, MBIA Insured, 5.75%, 2/01/26 .....................................................      5,000,000      5,367,500
Scott County GO, MBIA Insured, 5.00%, 2/01/33 ................................................      5,555,000      5,841,416
Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
 5.70%, 2/01/29 ..............................................................................      1,380,000      1,450,394
Scott County Housing and Redevelopment Authority GO,
  River City Centre Project, Series A, FSA Insured, Pre-Refunded, 5.375%, 2/01/27 ............      1,520,000      1,544,046
  Savage City, Hamilton Apartments Project, AMBAC Insured, Pre-Refunded, 5.70%,
    2/01/33 ..................................................................................      2,285,000      2,394,543
Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue Balloon,
 River City Centre Project, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 2/01/27 ............        675,000        686,421
Scott County Housing and Redevelopment Authority Tax Increment Development Revenue,
 River City Centre Project, Series E, FSA Insured, Pre-Refunded, 5.375%, 2/01/25 .............      1,170,000      1,188,509
Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, Pre-Refunded,
 6.00%, 2/01/28 ..............................................................................      2,530,000      2,639,802
South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%, 2/01/23 ................      4,000,000      4,203,720
Southeastern Multi-County Housing and RDAR, Housing Development, Goodhue County
 Apartments, Series B, MBIA Insured, 5.75%, 1/01/31 ..........................................      2,415,000      2,483,683
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
  Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/19 ................      5,875,000      3,623,406
  Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/20 ................     14,035,000      8,288,510
  Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/23 ................      4,000,000      2,072,280
  Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/26 ................      5,000,000      2,261,500
  Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/27 ................      6,600,000      2,845,326
  Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18 ...............     15,935,000     10,259,750
  Series A, MBIA Insured, ETM, 5.75%, 1/01/18 ................................................      1,000,000      1,104,920
St. Clair ISD No. 75 GO, MBIA Insured, 5.70%, 4/01/22 ........................................      2,250,000      2,338,448


                                                             Annual Report | 103

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                    AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, FSA Insured, 5.875%,
 5/01/30 .....................................................................................   $ 17,785,000   $ 18,991,179
St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A, AMBAC Insured,
 5.00%, 7/01/15 ..............................................................................      1,165,000      1,175,660
St. Cloud Housing and RDA Sales Tax Revenue, Paramount Theater Project, Refunding, Series A,
 FGIC Insured, 5.00%, 3/01/22 ................................................................      1,000,000      1,011,920
St. Michael ISD No. 885 GO,
  FSA Insured, 5.00%, 2/01/23 ................................................................      3,300,000      3,487,704
  School Building, Refunding, FSA Insured, 5.00%, 2/01/24 ....................................      3,735,000      4,021,362
  School Building, Series A, FSA Insured, 4.75%, 2/01/29 .....................................      5,000,000      5,232,650
St. Paul ISD No. 625 GO,
  School Building, Series B, FSA Insured, 4.25%, 2/01/21 .....................................      1,000,000      1,018,130
  Series C, FSA Insured, 6.00%, 2/01/20 ......................................................      1,600,000      1,666,752
St. Peter GO, Hospital, Series A, MBIA Insured, 5.00%, 9/01/32 ...............................      6,805,000      7,042,426
Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%, 2/01/22 .........................      1,140,000      1,214,818
Walker-Hakensack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%,
  2/01/23 ....................................................................................      1,160,000      1,232,813
  2/01/25 ....................................................................................      1,300,000      1,381,601
Washington County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/22 .....................      3,200,000      3,342,144
Washington County Housing and RDAR, Government Housing, Landfall Terrace Project,
 Refunding,
  5.35%, 2/01/22 .............................................................................      1,000,000      1,013,630
  5.40%, 8/01/27 .............................................................................      2,015,000      2,042,988
Watertown ISD No. 111 GO, Series A, FSA Insured, 5.00%, 2/01/24 ..............................      2,725,000      2,933,926
Western Minnesota Municipal Power Agency Revenue,
  MBIA Insured, 5.00%, 1/01/26 ...............................................................      8,565,000      9,032,820
  Refunding, Series A, AMBAC Insured, 5.50%, 1/01/12 .........................................      2,745,000      2,785,653
  Refunding, Series A, AMBAC Insured, 5.50%, 1/01/13 .........................................      4,500,000      4,566,645
  Series A, FSA Insured, 5.00%, 1/01/36 ......................................................      5,000,000      5,339,700
  Series A, MBIA Insured, 5.00%, 1/01/30 .....................................................      5,200,000      5,470,192
Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
  2/01/19 ....................................................................................      2,000,000      2,126,900
  2/01/22 ....................................................................................      2,550,000      2,703,510
  2/01/25 ....................................................................................      3,000,000      3,174,090
  2/01/32 ....................................................................................      5,415,000      5,694,197
Worthington ISD No. 518 GO, Series A, FSA Insured, 5.00%, 2/01/24 ............................      5,000,000      5,117,450
                                                                                                                ------------
                                                                                                                 584,194,630
                                                                                                                ------------
U.S. TERRITORIES 3.0%
PUERTO RICO 2.6%
Puerto Rico Commonwealth GO, Public Improvement,
  FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ..................................................      1,545,000      1,632,061
  FSA Insured, Pre-Refunded, 5.125%, 7/01/30 .................................................        580,000        615,560
  Refunding, FSA Insured, 5.00%, 7/01/23 .....................................................        955,000      1,005,682
  Refunding, FSA Insured, 5.125%, 7/01/30 ....................................................        420,000        442,310
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, MBIA Insured,
 5.00%, 7/01/25 ..............................................................................      5,000,000      5,387,400
Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ..........      1,000,000      1,075,930


104 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                               AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series F, XLCA
    Insured, 5.25%, 7/01/25 ..............................................................   $2,500,000   $   2,920,800
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .............    1,215,000       1,216,239
  Puerto Rico Public Finance Corp. Commonwealth Revenue, Series E, AMBAC Insured,
     5.50%, 8/01/27 ......................................................................      625,000         759,825
     ETM, 5.50%, 8/01/27 .................................................................      375,000         455,303
                                                                                                          -------------
                                                                                                             15,511,110
                                                                                                          -------------
  VIRGIN ISLANDS 0.4%
  Virgin Islands PFAR, Gross Receipts Taxes Loan Note, FSA Insured, 5.25%,
     10/01/20 ............................................................................    1,160,000       1,277,763
     10/01/21 ............................................................................    1,000,000       1,100,130
                                                                                                          -------------
                                                                                                              2,377,893
                                                                                                          -------------
  TOTAL U.S. TERRITORIES .................................................................                   17,889,003
                                                                                                          -------------
  TOTAL LONG TERM INVESTMENTS (COST $574,942,822) ........................................                  602,083,633
                                                                                                          -------------
  SHORT TERM INVESTMENTS 0.7%
  MUNICIPAL BONDS 0.7%
  MINNESOTA 0.5%
b Hennepin County GO, Refunding, Series A, Weekly VRDN and Put, 3.50%, 12/01/25 ..........    1,000,000       1,000,000
b Minneapolis GO,
     Block E Bonds, Series A, Weekly VRDN and Put, 3.50%, 3/01/27 ........................      570,000         570,000
     Convention Center, Weekly VRDN and Put, 3.50%, 12/01/18 .............................      300,000         300,000
     Library, Weekly VRDN and Put, 3.50%, 12/01/32 .......................................      100,000         100,000
b Minneapolis Revenue, Adjusted Guthrie Theater Project, Series A, Weekly VRDN and Put,
    3.50%, 10/01/23 ......................................................................      560,000         560,000
b Minneapolis State Revenue, Refunding, Weekly VRDN and Daily Put, 3.50%, 12/01/18 .......      550,000         550,000
                                                                                                          -------------
                                                                                                              3,080,000
                                                                                                          -------------
  U.S. TERRITORIES 0.2%
  PUERTO RICO 0.2%
b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 3.34%, 12/01/15 .................................................    1,200,000       1,200,000
                                                                                                          -------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,280,000) .........................................                    4,280,000
                                                                                                          -------------
  TOTAL INVESTMENTS (COST $579,222,822) 100.3% ...........................................                  606,363,633
  OTHER ASSETS, LESS LIABILITIES (0.3)% ..................................................                   (1,847,488)
                                                                                                          -------------
  NET ASSETS 100.0% ......................................................................                $ 604,516,145
                                                                                                          =============

See Selected Portfolio Abbreviations on page 121.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 105

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                ------------------------------------------------------------
                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                             2007         2006         2005       2004 f         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.60     $  12.64     $  12.81     $  12.60     $  12.37
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.52         0.53         0.54         0.55         0.57

 Net realized and unrealized gains (losses) .       0.04        (0.04)       (0.16)        0.20         0.24
                                                ------------------------------------------------------------
Total from investment operations ............       0.56         0.49         0.38         0.75         0.81
                                                ------------------------------------------------------------
Less distributions from:

 Net investment income ......................      (0.52)       (0.53)       (0.54)       (0.54)       (0.58)

 Net realized gains .........................         -- d         --        (0.01)          -- g         --
                                                ------------------------------------------------------------
Total distributions .........................      (0.52)       (0.53)       (0.55)       (0.54)       (0.58)
                                                ------------------------------------------------------------
Redemption fees .............................         -- e         -- e         -- e         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.64     $  12.60     $  12.64     $  12.81     $  12.60
                                                ============================================================

Total return c ..............................       4.61%        3.98%        3.15%        6.17%        6.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $980,493     $901,614     $849,970     $852,182     $822,031

Ratios to average net assets:

 Expenses ...................................       0.65%        0.65%        0.65%        0.65%        0.65%

 Net investment income ......................       4.17%        4.20%        4.36%        4.38%        4.64%

Portfolio turnover rate .....................      10.55%       16.44%       19.87%       14.89%       13.40%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     The Fund made a capital gain distribution of $0.0009.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.

g     The Fund made a capital gain distribution of $0.0027.


106 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                ------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28,
CLASS B                                             2007         2006         2005       2004 f         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.64     $  12.68     $  12.85     $  12.64     $  12.40
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.45         0.46         0.48         0.48         0.51

 Net realized and unrealized gains (losses) .       0.06        (0.04)       (0.17)        0.21         0.25
                                                ------------------------------------------------------------
Total from investment operations ............       0.51         0.42         0.31         0.69         0.76
                                                ------------------------------------------------------------
Less distributions from:

 Net investment income ......................      (0.46)       (0.46)       (0.47)       (0.48)       (0.52)

 Net realized gains .........................         -- d         --        (0.01)          -- g         --
                                                ------------------------------------------------------------
Total distributions .........................      (0.46)       (0.46)       (0.48)       (0.48)       (0.52)
                                                ------------------------------------------------------------
Redemption fees .............................         -- e         -- e         -- e         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.69     $  12.64     $  12.68     $  12.85     $  12.64
                                                ============================================================

Total return c ..............................       4.11%        3.41%        2.56%        5.57%        6.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $ 51,897     $ 56,478     $ 60,264     $ 60,869     $ 44,222

Ratios to average net assets:

 Expenses ...................................       1.20%        1.20%        1.20%        1.20%        1.20%

 Net investment income ......................       3.62%        3.65%        3.81%        3.83%        4.09%

Portfolio turnover rate .....................      10.55%       16.44%       19.87%       14.89%       13.40%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.


c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     The Fund made a capital gain distribution of $0.0009.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.

g     The Fund made a capital gain distribution of $0.0027.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 107

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                ------------------------------------------------------------
                                                                   YEAR ENDED FEBRUARY 28,
CLASS C                                             2007         2006         2005       2004 f         2003
                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........   $  12.70     $  12.74     $  12.90     $  12.69     $  12.45
                                                ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................       0.46         0.46         0.48         0.48         0.51

 Net realized and unrealized gains (losses) .       0.04        (0.04)       (0.16)        0.20         0.25
                                                ------------------------------------------------------------
Total from investment operations ............       0.50         0.42         0.32         0.68         0.76
                                                ------------------------------------------------------------
Less distributions from:

 Net investment income ......................      (0.45)       (0.46)       (0.47)       (0.47)       (0.52)

 Net realized gains .........................         -- d         --        (0.01)          -- g         --
                                                ------------------------------------------------------------
Total distributions .........................      (0.45)       (0.46)       (0.48)       (0.47)       (0.52)
                                                ------------------------------------------------------------
Redemption fees .............................         -- e         -- e         -- e         --           --
                                                ------------------------------------------------------------
Net asset value, end of year ................   $  12.75     $  12.70     $  12.74     $  12.90     $  12.69
                                                ============================================================

Total return c ..............................       4.08%        3.38%        2.64%        5.53%        6.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............   $143,804     $130,540     $108,617     $108,062     $ 91,189

Ratios to average net assets:

 Expenses ...................................       1.20%        1.20%        1.20%        1.22%        1.17%


 Net investment income ......................       3.62%        3.65%        3.81%        3.81%        4.12%

Portfolio turnover rate .....................      10.55%       16.44%       19.87%       14.89%       13.40%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     The Fund made a capital gain distribution of $0.0009.

e     Amount rounds to less than $0.01 per share.

f     For the year ended February 29.

g     The Fund made a capital gain distribution of $0.0027.


108 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.5%
MUNICIPAL BONDS 99.5%
OHIO 97.2%
Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement Children's
 Hospital Center, FSA Insured, 5.00%, 11/15/22 ...............................................   $  5,000,000   $  5,270,900
Akron GO, Improvement, FGIC Insured, 5.00%,
  12/01/20 ...................................................................................      2,150,000      2,300,672
  12/01/21 ...................................................................................      2,255,000      2,411,655
  12/01/22 ...................................................................................      1,185,000      1,263,696
Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
  12/01/22 ...................................................................................      2,460,000      2,623,369
  12/01/24 ...................................................................................      3,200,000      3,402,752
  12/01/33 ...................................................................................      8,005,000      8,478,176
Anthony Wayne Local School District GO,
  Refunding, FSA Insured, 5.00%, 12/01/24 ....................................................      3,200,000      3,374,592
  School Facilities Construction and Improvement, FSA Insured, Pre-Refunded,
    5.65%, 12/01/21 ..........................................................................      1,845,000      1,990,903
  School Facilities Construction and Improvement, FSA Insured, Pre-Refunded,
    5.70%, 12/01/25 ..........................................................................      2,335,000      2,523,691
  School Facilities Construction and Improvement, Refunding, FSA Insured,
    5.65%, 12/01/21 ..........................................................................        645,000        693,420
  School Facilities Construction and Improvement, Refunding, FSA Insured,
    5.125%, 12/01/30 .........................................................................      2,535,000      2,668,037
Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
 Pre-Refunded, 6.00%, 12/01/24 ...............................................................      2,345,000      2,558,887
Aurora City School District COP, MBIA Insured, Pre-Refunded,
  6.10%, 12/01/19 ............................................................................      1,825,000      1,959,411
  6.15%, 12/01/24 ............................................................................      1,670,000      1,795,167
Austintown Local School District GO, School Improvement, FSA Insured, 5.125%,
 12/01/30 ....................................................................................      7,715,000      8,340,609
Avon Lake City School District GO, FGIC Insured, Pre-Refunded, 5.50%, 12/01/26 ...............      4,000,000      4,268,840
Avon Lake Water System Revenue, Series A, AMBAC Insured, Pre-Refunded,
 5.75%, 10/01/26 .............................................................................      2,020,000      2,162,895
Avon Local School District GO, School Improvement, MBIA Insured, Pre-Refunded, 5.25%,
  12/01/23 ...................................................................................      1,000,000      1,094,770
  12/01/29 ...................................................................................      2,295,000      2,512,497
Bluffton Exempted Village School District GO, Improvement, AMBAC Insured,
 5.50%, 12/01/28 .............................................................................      1,190,000      1,459,333
Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured,
 5.40%, 9/20/36 ..............................................................................      2,940,000      3,069,066
Brookville Local School District GO, FSA Insured, Pre-Refunded,
  5.25%, 12/01/22 ............................................................................      1,075,000      1,176,878
  5.00%, 12/01/31 ............................................................................      3,000,000      3,239,850
Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
 5.50%, 12/01/25 .............................................................................        750,000        794,273
Bucyrus City School District GO, School Improvement, Refunding, FSA Insured,
 5.00%, 12/01/30 .............................................................................      5,120,000      5,525,043
Butler County GO, Judgment Bonds, FSA Insured, 4.75%, 12/01/26 ...............................      4,000,000      4,146,720
Butler County Hospital Facilities Revenue, Cincinnati Childrens Hospital, Series K,
 FGIC Insured, 5.00%, 5/15/31 ................................................................     10,000,000     10,667,300


                                                             Annual Report | 109

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Butler County Transportation Improvement District Revenue, Highway, XLCA Insured,
  4.75%, 12/01/28 ............................................................................   $  6,845,000   $  7,173,355
  5.00%, 12/01/31 ............................................................................     12,540,000     13,545,583
Canal Winchester Local School District GO, Capital Appreciation, MBIA Insured, zero cpn.,
  12/01/32 ...................................................................................      1,455,000        474,621
  12/01/33 ...................................................................................      2,000,000        622,980
Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 .........      1,555,000      1,676,554
Chillicothe City School District GO,
  Capital Appreciation, Refunding, FGIC Insured, zero cpn., 12/01/22 .........................      1,905,000        984,256
  Capital Appreciation, Refunding, FGIC Insured, zero cpn., 12/01/23 .........................      1,905,000        940,727
  Capital Appreciation, Refunding, FGIC Insured, zero cpn., 12/01/24 .........................      1,905,000        898,760
  School Improvement, FGIC Insured, Pre-Refunded, 5.00%, 12/01/32 ............................      7,395,000      8,051,972
Cincinnati City School District COP, School Improvement Project, FSA Insured, 5.00%,
  12/15/27 ...................................................................................      5,000,000      5,388,450
  12/15/32 ...................................................................................      3,000,000      3,220,530
Cincinnati City School District GO, Classroom Facilities Construction and Improvement,
 FSA Insured,
  5.00%, 12/01/22 ............................................................................      9,510,000     10,072,802
  Pre-Refunded, 5.00%, 12/01/25 ..............................................................     10,660,000     11,512,267
  Pre-Refunded, 5.00%, 12/01/27 ..............................................................      2,500,000      2,699,875
Cincinnati Technical College Revenue, AMBAC Insured,
  5.25%, 10/01/23 ............................................................................      2,510,000      2,722,873
  5.00%, 10/01/28 ............................................................................      2,715,000      2,878,524
Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ..............      2,035,000      2,210,458
Cleveland Municipal School District GO, FSA Insured, 5.00%, 12/01/27 .........................      4,000,000      4,269,760
Cleveland State University General Receipt Revenue, FGIC Insured,
  5.25%, 6/01/24 .............................................................................      1,000,000      1,090,950
  5.00%, 6/01/34 .............................................................................      5,000,000      5,317,750
Cleveland Waterworks Revenue,
  Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ...........................      6,715,000      6,836,676
  Series I, FSA Insured, Pre-Refunded, 5.00%, 1/01/28 ........................................      4,785,000      4,885,820
  Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/22 .......................................      2,075,000      2,198,670
  Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/23 .......................................      4,285,000      4,540,386
  Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/25 .......................................      8,150,000      8,635,740
Cleveland-Cuyahoga County Port Authority Revenue, Student Housing, Euclid Avenue
 Housing Corp., Fenn Project, AMBAC Insured, 5.00%,
  8/01/25 ....................................................................................      2,440,000      2,607,238
  8/01/28 ....................................................................................      2,145,000      2,295,193
Clyde-Green Springs Exempted Village School District GO, School Facilities Construction,
 Refunding and Improvement, MBIA Insured, 5.125%, 12/01/32 ...................................      1,000,000      1,070,700
Columbus City School District GO, Linden Elementary Construction, FSA Insured,
 5.00%, 12/01/28 .............................................................................        900,000        940,428
Columbus Municipal Airport Authority Revenue, Airport Improvement, Port Columbus
 International, Series B, AMBAC Insured, 5.00%, 1/01/18 ......................................      3,565,000      3,631,951
Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, Pre-Refunded,
 5.30%, 12/01/19 .............................................................................      1,500,000      1,568,145


110 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Crawford County GO, Refunding, AMBAC Insured, 5.25%, 12/01/31 ................................   $  1,330,000   $  1,422,156
Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC Insured,
 5.00 %,
   12/01/22 ..................................................................................      1,000,000      1,064,560
   12/01/32 ..................................................................................      3,000,000      3,179,130
Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
   5.40%, 1/15/19 ............................................................................      1,500,000      1,578,855
   5.50%, 1/15/30 ............................................................................      1,760,000      1,834,448
Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%,
  1/20/29 ....................................................................................      1,000,000      1,052,020
Cuyahoga County Utility System Revenue,
   AMBAC Insured, 5.125%, 2/15/28 ............................................................      1,000,000      1,030,510
   Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 .............      2,945,000      2,976,423
Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured, 5.125%,
 12/01/27 ....................................................................................      1,020,000      1,085,790
Dayton City School District GO, School Facilities Construction and Improvement, Series A,
 FGIC Insured,
   4.75%, 12/01/25 ...........................................................................      9,400,000      9,732,760
   5.00%, 12/01/29 ...........................................................................      8,275,000      8,774,313
Deerefield Township Tax Increment Revenue, Refunding, Series B, MBIA Insured,
  5.00%, 12/01/25 ............................................................................      1,000,000      1,054,110
Eastlake GO, Capital Facilities, MBIA Insured, 5.00%, 12/01/27 ...............................      1,950,000      2,057,172
Eaton City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25 ...................      1,250,000      1,347,425
Edgewood City School District GO, School Improvement, Refunding, FSA Insured,
  5.00%, 12/01/24 ............................................................................      2,220,000      2,387,321
Fairborn Ohio City School District GO, School Improvement, FSA Insured, 5.00%,
   12/01/23 ..................................................................................      1,205,000      1,301,111
   12/01/24 ..................................................................................      1,265,000      1,364,872
   12/01/25 ..................................................................................      1,330,000      1,433,940
Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 ...........................................      1,600,000      1,704,752
Fairless Ohio Local School District GO, Various Purpose School Facilities Construction,
  FSA Insured, 5.00%, 12/01/28 ...............................................................      2,085,000      2,222,464
Field Local School District GO, School Facilities Construction and Improvement,
  AMBAC Insured, 5.00%, 12/01/27 .............................................................      1,290,000      1,377,836
Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 ...........................      1,980,000      2,049,637
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation
  Bonds, Refunding, AMBAC Insured, 5.00%,
   12/01/23 ..................................................................................      6,910,000      7,462,593
   12/01/24 ..................................................................................      7,255,000      7,824,010
Franklin County Hospital Revenue,
   Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/21 ..................      3,365,000      3,634,503
   Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/28 ..................      4,265,000      4,606,584
   OhioHealth Corp., Refunding, Series C, MBIA Insured, 5.00%, 5/15/33 .......................      5,250,000      5,508,772
Franklin County Ohio Hospital Revenue, The Children's Hospital, FGIC Insured,
  5.00%, 5/01/35 .............................................................................     10,000,000     10,589,600
Franklin GO, MBIA Insured, 5.25%, 12/01/27 ...................................................      1,500,000      1,607,115


                                                             Annual Report | 111

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Garfield Heights GO, Various Purpose, Refunding and Improvement, FGIC Insured,
 5.00%, 12/01/27 .............................................................................   $  2,655,000   $  2,843,425
Georgetown Exempted Village School District GO, Classroom Facilities, FSA Insured,
 5.125%, 12/01/31 ............................................................................      1,000,000      1,080,400
Graham Local School District GO, School Improvement, Refunding, MBIA Insured,
 5.00%, 12/01/33 .............................................................................      6,055,000      6,502,101
Grand Valley Local School District GO, Classroom Facilities Improvement, FGIC Insured,
 5.00%, 12/01/24 .............................................................................      1,300,000      1,371,448
 Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A, MBIA Insured,
 Pre-Refunded, 5.125%, 12/01/21 ..............................................................      1,750,000      1,862,858
Green Community Learning Centers Income Tax Revenue, MBIA Insured, 5.00%,
  12/01/27 ...................................................................................      1,205,000      1,286,265
  12/01/28 ...................................................................................      1,265,000      1,347,845
  12/01/32 ...................................................................................      2,675,000      2,844,996
Greene County GO, AMBAC Insured, Pre-Refunded, 5.00%,
  12/01/22 ...................................................................................      1,475,000      1,559,960
  12/01/28 ...................................................................................      2,620,000      2,759,882
Greene County Sewer System Revenue, Governmental Enterprise,
  AMBAC Insured, Pre-Refunded, 5.625%, 12/01/25 ..............................................      1,890,000      2,037,817
  MBIA Insured, Pre-Refunded, 5.25%, 12/01/25 ................................................      5,000,000      5,233,300
Greene County Water System Revenue,
  Governmental Enterprise, MBIA Insured, 5.25%, 12/01/21 .....................................      5,400,000      5,803,380
  Series A, FGIC Insured, Pre-Refunded, 6.125%, 12/01/21 .....................................      2,100,000      2,179,884
Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 .................................      2,690,000      2,839,268
Hamilton County Convention Facilities Authority Revenue,
  FGIC Insured, 5.00%, 12/01/24 ..............................................................      2,795,000      2,981,678
  FGIC Insured, 5.00%, 12/01/28 ..............................................................      5,400,000      5,739,660
  second lien, FGIC Insured, 5.00%, 12/01/33 .................................................      7,235,000      7,666,712
Hamilton County Hospital Facilities Revenue, Cincinnati Children's Hospital, Series J,
 FGIC Insured, 5.25%, 5/15/34 ................................................................      5,000,000      5,380,600
Hamilton County Sales Tax Revenue,
  Refunding, Sub Series B, AMBAC Insured, 5.25%, 12/01/32 ....................................      3,965,000      4,156,351
  Refunding, Sub Series B, AMBAC Insured, 5.60%, 12/01/32 ....................................        245,000        260,134
  Sub Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 .................................     15,755,000     16,644,527
  Sub Series B, AMBAC Insured, Pre-Refunded, 5.60%, 12/01/32 .................................        955,000      1,020,513
Hamilton County Sewer System Revenue,
  Improvement, Series A, MBIA Insured, Pre-Refunded, 5.25%, 12/01/21 .........................      1,000,000      1,069,890
  Metropolitan Sewer District Improvement, Series B, MBIA Insured, 5.00%, 12/01/30 ...........      4,000,000      4,304,560
Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
  11/01/18 ...................................................................................      1,010,000      1,084,851
  11/01/19 ...................................................................................      1,015,000      1,091,582
  11/01/20 ...................................................................................      1,120,000      1,203,507
  11/01/21 ...................................................................................      1,180,000      1,266,931
Hamilton Wastewater System Revenue, Series A, FSA Insured, Pre-Refunded,
 5.20%, 10/15/23 .............................................................................      7,275,000      7,526,351
    Heath City School District GO, School Improvement, Series A, FGIC Insured, Pre-Refunded,
  5.60%, 12/01/21 ............................................................................      1,000,000      1,068,600
  5.50%, 12/01/27 ............................................................................      1,170,000      1,246,202


112 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Highland Local School District GO, School Improvement, FSA Insured, Pre-Refunded, 5.00%,
  12/01/23 ...................................................................................   $  3,680,000   $  3,897,488
  12/01/26 ...................................................................................      3,675,000      3,892,192
Hilliard School District GO,
  Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,
    12/01/19 .................................................................................      2,190,000      1,280,077
  Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,
    12/01/20 .................................................................................      4,525,000      2,525,538
  School Improvement, FGIC Insured, Pre-Refunded, 5.75%, 12/01/28 ............................      4,000,000      4,330,160
  School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 ................................      3,010,000      3,214,530
Huber Heights Water System Revenue, Refunding and Improvement, MBIA Insured, 5.00%,
  12/01/27 ...................................................................................      3,205,000      3,458,836
  12/01/30 ...................................................................................      2,250,000      2,421,315
Hudson City School District COP, MBIA Insured, 5.00%, 6/01/34 ................................      6,720,000      7,138,320
Independence Local School District GO, FGIC Insured, 5.25%, 12/01/21 .........................      1,390,000      1,508,164
Ironton City School District GO, MBIA Insured, 5.00%, 12/01/34 ...............................      5,130,000      5,540,143
Jackson Center Local School District Shelby County GO, Facilities Construction and
 Improvement, MBIA Insured, 5.00%, 12/01/28 ..................................................      1,175,000      1,237,534
Jackson City School District GO, School Improvement, MBIA Insured, Pre-Refunded,
 5.25%, 12/01/27 .............................................................................      3,000,000      3,189,180
Jackson Local School District GO, Stark and Summit Counties Local School District,
 FSA Insured, Pre-Refunded,
  5.50%, 12/01/20 ............................................................................      4,000,000      4,260,520
  5.625%, 12/01/25 ...........................................................................      3,500,000      3,743,110
Jefferson Local School District Madison County School Construction GO, FGIC Insured,
 5.00%, 12/01/25 .............................................................................      1,200,000      1,284,888
Jonathan Alder Local School District GO, School Facilities Construction and Improvement,
  MBIA Insured, 4.75%, 12/01/22 ..............................................................      1,105,000      1,150,515
  MBIA Insured, Pre-Refunded, 5.00%, 12/01/27 ................................................      3,895,000      4,166,910
  MBIA Insured, Pre-Refunded, 5.00%, 12/01/30 ................................................      3,320,000      3,551,769
  Refunding, MBIA Insured, 5.00%, 12/01/27 ...................................................      2,300,000      2,420,382
Kenston Local School District GO, School Improvement, MBIA Insured, 5.00%,
  12/01/24 ...................................................................................      2,380,000      2,520,896
  12/01/25 ...................................................................................      2,500,000      2,646,575
Kettering City School District GO, School Improvement, FSA Insured, 5.00%,
  12/01/28 ...................................................................................      2,970,000      3,164,505
  12/01/31 ...................................................................................      2,595,000      2,761,573
Keystone Local School District Lorain County GO, School Improvement, FSA Insured,
 5.00%, 12/01/30 .............................................................................      6,170,000      6,570,063
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
 5.00%, 8/15/23 ..............................................................................      1,500,000      1,535,835
Lake Ohio Local School District GO, MBIA Insured, Pre-Refunded,
  5.30%, 12/01/21 ............................................................................      1,575,000      1,701,756
  5.375%, 12/01/25 ...........................................................................      1,900,000      2,059,068
Lakewood City School District GO, School Improvement, FSA Insured, 5.125%, 12/01/31 ..........     21,900,000     23,645,649
Lakota Local School District GO, FSA Insured, 5.00%, 12/01/29 ................................      8,365,000      9,008,268
Lebanon City School District GO, FSA Insured, Pre-Refunded, 5.00%, 12/01/29 ..................      6,250,000      6,619,375


                                                             Annual Report | 113

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Licking County Joint Vocational School District GO, School Facilities Construction and
 Improvement, MBIA Insured,
  5.00%, 12/01/21 ............................................................................   $  2,200,000   $  2,332,528
  4.75%, 12/01/23 ............................................................................      2,230,000      2,319,512
Licking Heights Local School District GO, School Facilities Construction and Improvement,
  Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 .........................................      2,085,000      2,234,536
  Refunding, Series A, MBIA Insured, 5.00%, 12/01/25 .........................................      2,215,000      2,372,243
  Refunding, Series A, MBIA Insured, 5.00%, 12/01/26 .........................................      2,345,000      2,508,071
  Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 .....................................      4,000,000      4,277,840
Little Miami Local School District GO,
 a Refunding, FSA Insured, 4.50%, 12/01/34 ...................................................     20,255,000     20,586,372
  School Improvement, FSA Insured, 5.00%, 12/01/34 ...........................................      4,000,000      4,414,880
Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured,
 Pre-Refunded, 5.00%,
  12/01/22 ...................................................................................      1,200,000      1,270,920
  12/01/29 ...................................................................................      1,000,000      1,059,100
London City School District GO, School Facilities Construction and Improvement,
 FGIC Insured, Pre-Refunded, 5.00%,
  12/01/22 ...................................................................................        700,000        741,370
  12/01/29 ...................................................................................      1,500,000      1,588,650
Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 ....................      1,640,000      1,738,236
Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A,
 AMBAC Insured, 5.50%, 9/01/29 ...............................................................      6,250,000      6,581,687
Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B,
 MBIA Insured, 5.50%, 9/01/27 ................................................................      5,000,000      5,137,200
Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 ......................................      1,050,000      1,119,993
Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ............................      3,500,000      3,661,840
Loveland City School District GO, Series A, MBIA Insured, Pre-Refunded, 5.00%, 12/01/24 ......      4,000,000      4,180,880
Lucas County GO, 8.00%,
  12/01/08 ...................................................................................        110,000        117,943
  12/01/09 ...................................................................................        120,000        132,324
  12/01/10 ...................................................................................        220,000        250,340
Lucas County Hospital Revenue, Promedica Healthcare Obligation Group,
  MBIA Insured, ETM, 5.75%, 11/15/14 .........................................................      4,460,000      4,567,709
  Refunding, AMBAC Insured, 5.375%, 11/15/29 .................................................        750,000        779,663
  Refunding, MBIA Insured, 5.75%, 11/15/14 ...................................................        300,000        306,399
Mad River Local School District GO, Classroom Facilities, FGIC Insured, Pre-Refunded,
 5.125%, 12/01/24 ............................................................................      4,180,000      4,498,641
Madison Local School District Butler County GO,
  MBIA Insured, Pre-Refunded, 5.75%, 12/01/26 ................................................      1,000,000      1,064,610
  School Improvement, FGIC Insured, 5.60%, 12/01/26 ..........................................      1,120,000      1,199,710
Mahoning County Hospital Facilities Revenue, Western Reserve Care, MBIA Insured, ETM,
 5.50%, 10/15/25 .............................................................................      4,750,000      5,541,540
Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ........................      1,905,000      2,031,968


114 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Marion County City School District GO, School Facilities Construction and Improvement
 Project, FSA Insured,
  5.55%, 12/01/20
                                                                                                 $  1,000,000   $  1,071,980
  5.625%, 12/01/22 ...........................................................................      1,100,000      1,181,235
Marion County GO, AMBAC Insured, 5.05%, 12/01/31 .............................................      1,500,000      1,604,535
Martins Ferry City School District GO, School Facilities Construction and Improvement,
 FSA Insured, 5.00%, 12/01/32 ................................................................      3,610,000      3,866,274
Marysville Exempted Village School District COP, School Facilities Project, MBIA Insured,
 Pre-Refunded, 5.25%,
  12/01/28 ...................................................................................      2,120,000      2,354,578
  12/01/30 ...................................................................................      2,650,000      2,943,223
Marysville Exempted Village School District GO,
  Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/20 .........................      1,000,000        565,690
  Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/21 .........................      1,000,000        541,150
  FSA Insured, Pre-Refunded, 5.30%, 12/01/21 .................................................      2,000,000      2,133,880
  FSA Insured, Pre-Refunded, 5.35%, 12/01/25 .................................................      2,010,000      2,148,047
  FSA Insured, Pre-Refunded, 5.375%, 12/01/29 ................................................      2,465,000      2,636,416
  Refunding, MBIA Insured, 5.00%, 12/01/29 ...................................................      1,000,000      1,053,390
  School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 ...........................      2,890,000      3,153,597
Marysville Wastewater Treatment System Revenue,
  first mortgage, MBIA Insured, Pre-Refunded, 5.00%, 12/01/35 ................................      4,780,000      5,247,627
  Refunding, XLCA Insured, 4.75%, 12/01/46 ...................................................     10,000,000     10,306,200
Mason City School District GO, School Improvement,
  FSA Insured, 5.00%, 12/01/31 ...............................................................      5,000,000      5,419,100
  MBIA Insured, Pre-Refunded, 5.00%, 12/01/20 ................................................      5,495,000      5,819,754
Maumee City School District GO, School Facilities Construction and Improvement,
 FSA Insured, 5.00%, 12/01/27 ................................................................      3,610,000      3,838,730
Medina City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/27 .....................      2,015,000      2,159,516
Medina GO, 5.00%, 12/01/22 ...................................................................      1,100,000      1,175,614
Miami University General Receipts Revenue, Refunding, AMBAC Insured, 5.00%,
 12/01/22 ....................................................................................      1,675,000      1,786,237
Middletown City School District GO, FGIC Insured, 5.00%, 12/01/31 ............................     14,975,000     16,172,251
Milford Exempted Village School District GO, School Improvement, FSA Insured,
  5.00%, 12/01/22 ............................................................................      2,000,000      2,096,880
  5.125%, 12/01/30 ...........................................................................      7,325,000      7,709,416
Minerva Local School District GO, Classroom Facilities, MBIA Insured, Pre-Refunded,
 5.30%, 12/01/29 .............................................................................      1,300,000      1,410,786
Minster School District School Facilities and Construction GO, FSA Insured, Pre-Refunded,
  5.70%, 12/01/23 ............................................................................      3,190,000      3,447,784
  5.75%, 12/01/27 ............................................................................      3,260,000      3,529,080
Monroe Local School District GO,
  AMBAC Insured, Pre-Refunded, 5.00%, 12/01/23 ...............................................      1,000,000      1,069,810
  School Improvement, Refunding, AMBAC Insured, 4.50%, 12/01/29 ..............................      5,115,000      5,195,408
Morley Library District GO, Lake County District Library, Library Improvement, AMBAC Insured,
 4.75%, 12/01/21 .............................................................................      1,000,000      1,042,750


                                                             Annual Report | 115

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
 AMBAC Insured,
  5.125%, 10/01/21 ...........................................................................   $  3,000,000   $  3,188,850
  5.20%, 10/01/24 ............................................................................      5,000,000      5,339,050
New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
 5.85%, 1/01/21 ..............................................................................        830,000        836,565
Newark City School District GO, School Improvement, Series A, FGIC Insured,
 5.00%, 12/01/33 .............................................................................      5,535,000      5,943,704
Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
 5.45%, 12/01/25 .............................................................................      3,035,000      3,253,945
Oak Hills Local School District GO, MBIA Insured, Pre-Refunded, 5.45%, 12/01/21 ..............      5,000,000      5,117,100
Ohio Capital Corp. HMR, Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 ....................        560,000        568,809
Ohio Center Local Government Capital Asset Financing Program Fractionalized Interests GO,
 FSA Insured,
  4.875%, 12/01/18 ...........................................................................      1,255,000      1,334,479
  5.25%, 12/01/23 ............................................................................      1,410,000      1,534,827
Ohio HFA,
  MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 .................      2,035,000      2,088,541
  RMR, Series C, GNMA Secured, 5.75%, 9/01/30 ................................................        655,000        668,035
Ohio State Air Quality Development Authority Revenue,
  Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 .............      3,500,000      3,501,855
  JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ....................................      6,875,000      7,019,512
  Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 .........................      9,075,000      9,377,016
  Pollution Control, Dayton Power, Refunding, Series B, FGIC Insured, 4.80%, 1/01/34 .........     26,270,000     27,365,984
Ohio State Building Authority Revenue,
  Adult Correctional Facilities, Series A, AMBAC Insured, Pre-Refunded, 5.60%, 4/01/16 .......      2,000,000      2,022,780
  State Facilities, Administration Building Fund Project, Refunding, Series A, FSA Insured,
    5.00%, 4/01/22 ...........................................................................      3,100,000      3,259,836
  State Facilities, Adult Correction, Series A, FSA Insured, 5.00%, 4/01/24 ..................      5,390,000      5,789,345
Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
 6.50%, 4/15/12 ..............................................................................        795,000        795,843
Ohio State GO, Common Schools, Series B, 4.625%, 9/15/22 .....................................      5,000,000      5,166,300
Ohio State Higher Educational Facility Commission Revenue,
  FGIC Insured, 5.00%, 5/01/23 ...............................................................      8,460,000      8,959,732
  Higher Educational Facility, Oberlin College, AMBAC Insured, Pre-Refunded,
    5.00%, 10/01/26 ..........................................................................      8,000,000      8,345,600
  Higher Educational Facility, Xavier University Project, CIFG Insured, 5.00%, 5/01/23 .......      3,385,000      3,626,114
  Higher Educational Facility, Xavier University Project, CIFG Insured, 5.00%, 5/01/24 .......      2,000,000      2,142,460
  University of Dayton Project, XLCA Insured, 5.00%, 12/01/34 ................................      8,500,000      9,060,405
  Xavier University Higher Educational Facility, MBIA Insured, Pre-Refunded,
    5.375%, 5/15/22 ..........................................................................      3,500,000      3,581,445
Ohio State Higher Educational Facility Revenue,
  Case Western Reserve University Project, Series A, AMBAC Insured, 5.00%, 12/01/34 ..........      4,935,000      5,223,697
  Otterbein College Project, CIFG Insured, 5.00%, 12/01/25 ...................................      2,205,000      2,369,515
  Otterbein College Project, CIFG Insured, 5.00%, 12/01/35 ...................................      3,225,000      3,445,945
Ohio State Turnpike Commission Turnpike Revenue, AMBAC Insured, 5.25%, 2/15/31 ...............     16,425,000     17,234,095


116 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Ohio State University General Receipts Athens Revenue,
  FSA Insured, Pre-Refunded, 5.00%, 12/01/24 .................................................   $  3,025,000   $  3,134,354
  MBIA Insured, 5.00%, 12/01/24 ..............................................................      2,155,000      2,300,333
Ohio State University General Receipts Revenue,
  Series A, 5.125%, 12/01/31 .................................................................      2,500,000      2,654,650
  State University Ohio, Series B, MBIA Insured, 5.00%, 6/01/33 ..............................      5,255,000      5,551,224
Ohio State Water Development Authority Pollution Control Facilities Revenue, Water Control
 Loan Fund, Water Quality Series, MBIA Insured, Pre-Refunded, 5.125%, 6/01/19 ................      5,000,000      5,105,350
Ohio State Water Development Authority Revenue,
  Drinking Water Fund, Leverage, Pre-Refunded, 5.00%, 6/01/23 ................................      2,255,000      2,412,422
  Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ..................................      1,215,000      1,267,294
Olentangy Local School District GO,
  BIG Insured, 7.75%, 12/01/08 ...............................................................        375,000        400,973
  BIG Insured, 7.75%, 12/01/09 ...............................................................        375,000        414,491
  BIG Insured, 7.75%, 12/01/10 ...............................................................        375,000        427,826
  FSA Insured, 5.00%, 12/01/25 ...............................................................         45,000         47,322
  FSA Insured, 5.00%, 12/01/30 ...............................................................      7,000,000      7,577,220
  FSA Insured, Pre-Refunded, 5.00%, 12/01/25 .................................................      1,790,000      1,902,797
  FSA Insured, Pre-Refunded, 5.00%, 12/01/30 .................................................      3,910,000      4,147,923
  Refunding, FSA Insured, 5.00%, 12/01/30 ....................................................         90,000         94,341
  School Facilities Construction and Improvement, FSA Insured, Pre-Refunded,
    5.625%, 12/01/27 .........................................................................      4,500,000      4,812,570
  School Facilities Construction and Improvement, Series A, FGIC Insured, Pre-Refunded,
    5.25%, 12/01/32 ..........................................................................     11,200,000     12,315,408
Ottawa and Glandorf Local School District GO, School Facilities Construction and
 Improvement, MBIA Insured, Pre-Refunded, 5.25%, 12/01/23 ....................................      2,175,000      2,354,764
Perrysburg Exempted Village School District GO,
  Refunding, FSA Insured, Series B, 5.00%, 12/01/25 ..........................................      2,235,000      2,317,673
  Series B, FSA Insured, Pre-Refunded, 5.00%, 12/01/25 .......................................      2,765,000      2,890,033
Pickerington Local School District GO,
  AMBAC Insured, Pre-Refunded, 5.00%, 12/01/25 ...............................................      7,000,000      7,316,540
  School Facilities Construction and Improvement, FGIC Insured, Pre-Refunded,
    5.00%, 12/01/28 ..........................................................................      3,000,000      3,177,300
Plain Local School District GO, FGIC Insured,
  6.00%, 12/01/25 ............................................................................        800,000        868,904
  Pre-Refunded, 6.00%, 12/01/25 ..............................................................      3,700,000      4,041,399
Plainesville City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 ......      2,515,000      2,689,466
Princeton City School District GO, MBIA Insured, Pre-Refunded, 5.00%,
  12/01/25 ...................................................................................      1,700,000      1,835,915
  12/01/26 ...................................................................................      2,725,000      2,942,864
  12/01/30 ...................................................................................      2,260,000      2,440,687
Ravenna City School District GO, School Improvement, FSA Insured, 5.00%, 1/15/31 .............      1,710,000      1,840,969
Ridgewood Local School District GO, School Facilities Improvement, FSA Insured,
 Pre-Refunded, 6.00%, 12/01/24 ...............................................................      1,730,000      1,887,793
Rittman Exempted Village School District GO, School Improvement, FSA Insured,
 5.125%, 12/01/31 ............................................................................      1,000,000      1,056,990


                                                             Annual Report | 117

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Riverside Local School District GO, School Facilities Construction and Improvement,
 MBIA Insured, Pre-Refunded, 5.75%, 12/01/22 .................................................   $  1,000,000   $  1,082,540
Rural Lorain County Water Authority Water Resource Revenue, AMBAC Insured, Pre-Refunded,
 5.875%, 10/01/24 ............................................................................      3,100,000      3,299,981
Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
  5.00%, 12/01/21 ............................................................................      1,225,000      1,310,101
  5.25%, 12/01/26 ............................................................................        725,000        782,913
Sidney City School District GO, School Improvement, Refunding,
  FGIC Insured, 5.125%, 12/01/28 .............................................................      1,425,000      1,511,640
  Series B, FGIC Insured, 5.25%, 12/01/23 ....................................................      1,780,000      1,907,359
  Series B, FGIC Insured, 5.25%, 12/01/28 ....................................................      1,000,000      1,067,950
South-Western City School District of Ohio Franklin and Pickway Counties GO, FGIC Insured,
 ETM, 7.875%, 12/01/07 .......................................................................        600,000        618,618
Springboro Sewer System Revenue, Mortgage, MBIA Insured, 5.00%,
  6/01/25 ....................................................................................      1,000,000      1,066,790
  6/01/27 ....................................................................................      1,095,000      1,168,847
St. Henry Local Consolidated School District GO, MBIA Insured, Pre-Refunded,
 5.75%, 12/01/22 .............................................................................      1,515,000      1,640,048
Steubenville City School District GO, School Facilities and Implementation, MBIA Insured,
 5.60%, 12/01/22 .............................................................................      1,500,000      1,608,390
Streetsboro City School District GO, School Improvement, MBIA Insured, 5.00%,
 12/01/25 ....................................................................................      2,500,000      2,614,500
Strongsville City School District COP, CIFG Insured, 5.00%, 12/01/34 .........................      2,355,000      2,510,265
Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 .................      1,950,000      2,084,160
Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, Pre-Refunded,
 5.25%, 12/01/21 .............................................................................      4,505,000      4,853,777
Swanton Local School District GO, School Improvement, FGIC Insured, Pre-Refunded,
 5.25%, 12/01/25 .............................................................................      1,895,000      2,043,416
Sycamore Community City School District COP, Blue Ash Elementary School Project,
 AMBAC Insured, 5.125%, 12/01/25 .............................................................      1,000,000      1,056,460
Sylvania City School District GO,
  Refunding, FGIC Insured, 5.00%, 12/01/22 ...................................................      1,550,000      1,638,009
  Various Purpose, FGIC Insured, Pre-Refunded, 5.30%, 12/01/20 ...............................      2,225,000      2,404,068
Toledo City School District GO, School Facilities Improvement,
  FSA Insured, 5.00%, 12/01/23 ...............................................................      1,500,000      1,593,210
  Series B, FGIC Insured, 5.00%, 12/01/27 ....................................................      1,925,000      2,046,968
Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
  11/15/22 ...................................................................................      1,000,000      1,066,030
  11/15/23 ...................................................................................      1,000,000      1,063,600
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured,
 5.25%, 12/01/26 .............................................................................      1,500,000      1,656,285
Toledo Waterworks Revenue, MBIA Insured, 5.00%, 11/15/30 .....................................      6,425,000      6,887,664
Trenton Water System Revenue, Improvement, FSA Insured, 5.125%, 12/01/34 .....................      2,750,000      2,963,483
Tri-Valley Local School District GO, FGIC Insured,
  5.25%, 12/01/29 ............................................................................      1,305,000      1,391,495
  Pre-Refunded, 5.25%, 12/01/29 ..............................................................      7,225,000      7,774,895
Trotwood-Madison City School District GO, School Improvement, FGIC Insured, Pre-Refunded,
 5.375%, 12/01/22 ............................................................................      1,685,000      1,835,083


118 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 .................................   $  1,475,000   $    1,592,395
Twinsburg GO,
  Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 ......................................      1,000,000        1,050,650
  Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 ..................................      1,000,000        1,050,650
Union County GO, MBIA Insured, 5.00%, 12/01/33 ...............................................      2,895,000        3,048,638
University of Akron General Receipts Revenue, FGIC Insured,
  4.75%, 1/01/25 .............................................................................      1,080,000        1,124,615
  5.00%, 1/01/28 .............................................................................      1,475,000        1,566,745
  5.00%, 1/01/35 .............................................................................      5,250,000        5,563,687
  Pre-Refunded, 5.70%, 1/01/24 ...............................................................      7,050,000        7,503,385
  Pre-Refunded, 5.75%, 1/01/29 ...............................................................      1,500,000        1,598,460
University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured,
 5.125%, 6/01/28 .............................................................................      7,400,000        7,704,288
University of Cincinnati General Receipts Revenue,
  AMBAC Insured, 5.00%, 6/01/31 ..............................................................      1,350,000        1,422,077
  Series A, AMBAC Insured, 5.00%, 6/01/23 ....................................................      1,845,000        1,970,626
  Series A, AMBAC Insured, 5.00%, 6/01/24 ....................................................      1,940,000        2,070,834
  Series A, AMBAC Insured, 5.00%, 6/01/25 ....................................................      2,005,000        2,138,914
  Series AD, MBIA Insured, Pre-Refunded, 5.125%, 6/01/20 .....................................      1,500,000        1,505,430
University of Toledo General Receipts Bonds Revenue, Series A, AMBAC Insured,
 4.50%, 6/01/30 ..............................................................................      5,000,000        5,074,600
Upper Scioto Valley Local School District GO, School Facilities Construction and Improvement,
 FGIC Insured, 5.25%, 12/01/25 ...............................................................      1,160,000        1,235,180
Van Wert City School District GO, School Improvement, FGIC Insured,
  5.00%, 12/01/27 ............................................................................      4,805,000        5,069,083
  Pre-Refunded, 5.00%, 12/01/30 ..............................................................      2,500,000        2,632,150
Wadsworth City School District GO, FGIC Insured, Pre-Refunded, 5.75%, 12/01/22 ...............      1,200,000        1,288,068
Warren City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 ............      3,000,000        3,196,470
Warrensville Heights City School District GO, School Improvement, FGIC Insured,
  5.625%, 12/01/20 ...........................................................................      3,500,000        3,760,995
  5.75%, 12/01/24 ............................................................................      2,750,000        2,961,970
Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 ......................................      1,085,000        1,145,684
Wausen Exempted Village School District GO, School Improvement, MBIA Insured,
 Pre-Refunded, 5.50%, 12/01/17 ...............................................................      1,800,000        1,825,866
West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 .....................................      1,500,000        1,568,700
West Muskingum Local School District School Facilities GO, FGIC Insured, 5.00%, 12/01/24 .....      2,750,000        2,924,240
Westfall Local School District GO, School Facilities Construction Improvement, FGIC Insured,
 Pre-Refunded, 6.00%, 12/01/22 ...............................................................      2,850,000        3,055,371
Wheelersburg Local School District GO, School Improvement, FSA Insured, 5.00%, 12/01/32 ......      1,400,000        1,499,386
Wilmington Water Revenue, first mortgage, System, AMBAC Insured, 5.25%, 6/15/29 ..............      3,320,000        3,409,673
Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 .................        500,000          502,390
Zanesville City School District GO, School Improvement, MBIA Insured,
  4.75%, 12/01/22 ............................................................................      5,500,000        5,770,490
  4.75%, 12/01/26 ............................................................................      3,250,000        3,396,185
  5.05%, 12/01/29 ............................................................................      3,500,000        3,723,720
                                                                                                                --------------
                                                                                                                 1,142,899,772
                                                                                                                --------------


                                                             Annual Report | 119

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 2.3%
  PUERTO RICO 2.3%
  Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
    5.00%, 7/01/32 .............................................................................   $ 10,000,000   $    10,677,100
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ...................     11,000,000        11,007,920
  University of Puerto Rico Revenues, Series M, MBIA Insured, Pre-Refunded, 5.25%,
    6/01/25 ....................................................................................      6,000,000         6,046,920
                                                                                                                  ---------------
  TOTAL U.S. TERRITORIES .......................................................................                       27,731,940
                                                                                                                  ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,108,910,136) ............................................                    1,170,631,712
                                                                                                                  ---------------
  SHORT TERM INVESTMENTS 1.1%
  OHIO 0.9%
b Ohio State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison Co.,
    Series C, Daily VRDN and Put, 3.63%, 6/01/23 ...............................................      1,900,000         1,900,000
b Ohio State Higher Educational Facility Revenue, Case Western Reserve University,
    Series A, Daily VRDN and Put, 3.66%, 10/01/31 ..............................................      1,000,000         1,000,000
b Ohio State Water Development Authority Pollution Control Facilities Revenue, First Energy
    General Corp., Refunding, Series A, Daily VRDN and Put, 3.64%, 5/15/19 .....................      7,070,000         7,070,000
                                                                                                                  ---------------
                                                                                                                        9,970,000
                                                                                                                  ---------------
  U.S. TERRITORIES 0.2%
  PUERTO RICO 0.2%
b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA
    Insured, Weekly VRDN and Put, 3.34%, 12/01/15 ..............................................      1,500,000         1,500,000
b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 3.42%, 7/01/28 ...............................      1,300,000         1,300,000
                                                                                                                  ---------------
                                                                                                                        2,800,000
                                                                                                                  ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $12,770,000) ..............................................                       12,770,000
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $1,121,680,136) 100.6% ...............................................                    1,183,401,712
  OTHER ASSETS, LESS LIABILITIES (0.6)% ........................................................                       (7,207,313)
                                                                                                                  ---------------
  NET ASSETS 100.0% ............................................................................                  $ 1,176,194,399
                                                                                                                  ===============

See Selected Portfolio Abbreviations on page 121.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


120 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC   - American Municipal Bond Assurance Corp.
BIG     - Bond Investors Insurance Co. (acquired by MBIA in
          1989 and no longer does business under this name)
CDA     - Community Development Authority/Agency
CDD     - Community Development District
CIFG    - CDC IXIS Financial Guaranty
COP     - Certificate of Participation
EDA     - Economic Development Authority
EDC     - Economic Development Corp.
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FSA     - Financial Security Assurance Inc.
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDA     - Housing Development Authority/Agency
HDC     - Housing Development Corp.
HFA     - Housing Finance Authority/Agency
HFAR    - Housing Finance Authority Revenue
HFC     - Housing Finance Corp.
HMR     - Home Mortgage Revenue
IDA     - Industrial Development Authority/Agency
IDAR    - Individual Development Authority Revenue
IDR     - Industrial Development Revenue
ISD     - Independent School District
MBIA    - Municipal Bond Investors Assurance Corp.
MFHR    - Multi-Family Housing Revenue
MFMR    - Multi-Family Mortgage Revenue
MFR     - Multi-Family Revenue
MTA     - Metropolitan Transit Authority
PBA     - Public Building Authority
PCR     - Pollution Control Revenue
PFAR    - Public Financing Authority Revenue
PUD     - Public Utility District
RDA     - Redevelopment Agency/Authority
RDAR    - Redevelopment Agency Revenue
RMR     - Residential Mortgage Revenue
SFM     - Single Family Mortgage
SFMR    - Single Family Mortgage Revenue
USD     - Unified/Union School District
XLCA    - XL Capital Assurance

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 121

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2007

                                              ------------------------------------------------------------------------
                                                 FRANKLIN                              FRANKLIN           FRANKLIN
                                                  FLORIDA           FRANKLIN         MASSACHUSETTS        MICHIGAN
                                                  INSURED            INSURED            INSURED            INSURED
                                                 TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                                                INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                              ------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................   $   155,544,003    $ 1,931,875,897    $   491,682,406    $ 1,338,635,133
                                              ========================================================================
  Value ...................................   $   165,357,230    $ 2,038,123,247    $   521,639,262    $ 1,416,376,608
 Cash .....................................            80,956             16,343             77,938             73,885
 Receivables:
  Capital shares sold .....................           274,754          2,619,854            851,427          2,195,913
  Interest ................................         2,312,068         24,122,065          6,119,950         19,419,861
                                              ------------------------------------------------------------------------
        Total assets ......................       168,025,008      2,064,881,509        528,688,577      1,438,066,267
                                              ------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........                --         11,606,526                 --                 --
  Capital shares redeemed .................           182,808          3,351,089          1,262,490          2,689,295
  Affiliates ..............................            95,402          1,083,436            294,480            784,139
  Distributions to shareholders ...........           167,270          2,109,360            525,980          1,487,437
 Accrued expenses and other liabilities ...            31,981            168,141             59,366            150,769
                                              ------------------------------------------------------------------------
        Total liabilities .................           477,461         18,318,552          2,142,316          5,111,640
                                              ------------------------------------------------------------------------
          Net assets, at value ............   $   167,547,547    $ 2,046,562,957    $   526,546,261    $ 1,432,954,627
                                              ========================================================================
Net assets consist of:
 Paid-in capital ..........................   $   158,908,931    $ 1,941,412,356    $   496,949,768    $ 1,355,851,227
 Distributions in excess of net investment
   income .................................          (107,368)        (1,378,836)          (127,873)          (638,075)
 Net unrealized appreciation (depreciation)         9,813,227        106,247,350         29,956,856         77,741,475
 Accumulated net realized gain (loss) .....        (1,067,243)           282,087           (232,490)                --
                                              ------------------------------------------------------------------------
          Net assets, at value ............   $   167,547,547    $ 2,046,562,957    $   526,546,261    $ 1,432,954,627
                                              ========================================================================

122 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007

                                              ---------------------------------------------------------------
                                                FRANKLIN                         FRANKLIN        FRANKLIN
                                                 FLORIDA        FRANKLIN       MASSACHUSETTS     MICHIGAN
                                                 INSURED         INSURED          INSURED         INSURED
                                                TAX-FREE        TAX-FREE         TAX-FREE        TAX-FREE
                                               INCOME FUND     INCOME FUND      INCOME FUND     INCOME FUND
                                              ---------------------------------------------------------------
CLASS A:
 Net assets, at value .....................   $167,547,547   $ 1,821,005,828   $467,299,295   $ 1,260,755,252
                                              ===============================================================
 Shares outstanding .......................     15,562,632       147,859,582     39,067,785       103,013,650
                                              ===============================================================
 Net asset value per share a ..............   $      10.77   $         12.32   $      11.96   $         12.24
                                              ===============================================================
 Maximum offering price per share
  (net asset value per share / 95.75%) ....   $      11.25   $         12.87   $      12.49   $         12.78
                                              ===============================================================
CLASS B:
 Net assets, at value .....................             --   $    83,644,362             --   $    45,664,291
                                              ===============================================================
 Shares outstanding .......................             --         6,759,903             --         3,713,020
                                              ===============================================================
 Net asset value and maximum offering price
  per share a .............................             --   $         12.37             --   $         12.30
                                              ===============================================================

CLASS C:
 Net assets, at value .....................             --   $   141,912,767   $  59,246,966  $   126,535,084
                                             ================================================================
 Shares outstanding .......................             --        11,419,875       4,915,591       10,236,378
                                              ===============================================================
 Net asset value and maximum offering price
  per share a .............................             --   $         12.43   $      12.05   $         12.36
                                              ===============================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 123

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007

                                                      --------------------------------------
                                                          FRANKLIN              FRANKLIN
                                                          MINNESOTA               OHIO
                                                      INSURED TAX-FREE      INSURED TAX-FREE
                                                         INCOME FUND           INCOME FUND
                                                      --------------------------------------
Assets:
 Investments in securities:
  Cost ..........................................      $   579,222,822       $ 1,121,680,136
                                                      ======================================
  Value .........................................      $   606,363,633       $ 1,183,401,712
 Cash ...........................................               32,831                46,691
 Receivables:
  Capital shares sold ...........................              874,829             3,931,458
  Interest ......................................            5,148,263            13,758,410
                                                      --------------------------------------
        Total assets ............................          612,419,556         1,201,138,271
                                                      --------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............            6,213,982            20,384,429
  Capital shares redeemed .......................              680,852             2,602,149
  Affiliates ....................................              336,973               669,042
  Distributions to shareholders .................              603,510             1,162,155
 Accrued expenses and other liabilities .........               68,094               126,097
                                                      --------------------------------------
        Total liabilities .......................            7,903,411            24,943,872
                                                      --------------------------------------
          Net assets, at value ..................      $   604,516,145       $ 1,176,194,399
                                                      ======================================
Net assets consist of:
 Paid-in capital ................................      $   580,560,752       $ 1,114,732,760
 Distributions in excess of net investment income             (360,151)             (670,700)
 Net unrealized appreciation (depreciation) .....           27,140,811            61,721,576
 Accumulated net realized gain (loss) ...........           (2,825,267)              410,763
                                                      --------------------------------------
          Net assets, at value ..................      $   604,516,145       $ 1,176,194,399
                                                      ======================================

124 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007

                                                                            ------------------------------------
                                                                               FRANKLIN             FRANKLIN
                                                                               MINNESOTA              OHIO
                                                                            INSURED TAX-FREE    INSURED TAX-FREE
                                                                              INCOME FUND          INCOME FUND
                                                                            ------------------------------------
CLASS A:
 Net assets, at value ................................................      $   539,642,726      $   980,493,340
                                                                            ====================================
 Shares outstanding ..................................................           44,393,028           77,544,163
                                                                            ====================================
 Net asset value per share a .........................................      $         12.16      $         12.64
                                                                            ====================================
 Maximum offering price per share (net asset value per share / 95.75%)      $         12.70      $         13.20
                                                                            ====================================
CLASS B:
 Net assets, at value ................................................                   --      $    51,897,450
                                                                            ====================================
 Shares outstanding ..................................................                   --            4,088,671
                                                                            ====================================
 Net asset value and maximum offering price per share a ..............                   --      $         12.69
                                                                            ====================================
CLASS C:
 Net assets, at value ................................................      $    64,873,419      $   143,803,609
                                                                            ====================================
 Shares outstanding ..................................................            5,298,864           11,276,600
                                                                            ====================================
 Net asset value and maximum offering price per share a ..............      $         12.24      $         12.75
                                                                            ====================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 125

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2007

                                                           -------------------------------------------------------------------
                                                             FRANKLIN                             FRANKLIN          FRANKLIN
                                                             FLORIDA            FRANKLIN        MASSACHUSETTS       MICHIGAN
                                                             INSURED            INSURED           INSURED           INSURED
                                                             TAX-FREE           TAX-FREE          TAX-FREE          TAX-FREE
                                                           INCOME FUND        INCOME FUND       INCOME FUND       INCOME FUND
                                                           -------------------------------------------------------------------
Investment income:
 Interest ...........................................      $  8,335,048       $ 98,110,530      $ 24,629,999      $ 70,082,593
                                                           -------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ..........................           976,450          9,188,497         2,551,776         6,603,604
 Distribution fees: (Note 3c)
  Class A ...........................................           170,523          1,748,352           450,429         1,237,176
  Class B ...........................................                --            573,516                --           310,318
  Class C ...........................................                --            916,459           377,007           804,925
 Transfer agent fees (Note 3e) ......................            48,694            819,061           197,673           667,550
 Custodian fees .....................................             2,535             28,754             8,237            20,814
 Reports to shareholders ............................             5,781            138,846            28,799            90,894
 Registration and filing fees .......................             9,161            133,862            20,077            31,231
 Professional fees ..................................            22,658             58,283            28,443            47,865
 Trustees' fees and expenses ........................             1,376             15,482             4,011            11,117
 Other ..............................................            26,313            117,470            38,862            81,840
                                                           -------------------------------------------------------------------
        Total expenses ..............................         1,263,491         13,738,582         3,705,314         9,907,334
                                                           -------------------------------------------------------------------
           Net investment income ....................         7,071,557         84,371,948        20,924,685        60,175,259
                                                           -------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..........           298,089          1,851,693           312,436         2,368,163
 Net change in unrealized appreciation (depreciation)
  on investments ....................................            (7,722)           685,560         1,696,454        (3,365,731)
                                                           -------------------------------------------------------------------
Net realized and unrealized gain (loss) .............           290,367          2,537,253         2,008,890          (997,568)
                                                           -------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ....................................      $  7,361,924       $ 86,909,201      $ 22,933,575      $ 59,177,691
                                                           ===================================================================



126 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2007

                                                                          -------------------------------
                                                                            FRANKLIN           FRANKLIN
                                                                           MINNESOTA             OHIO
                                                                            INSURED            INSURED
                                                                            TAX-FREE           TAX-FREE
                                                                          INCOME FUND        INCOME FUND
                                                                          -------------------------------
Investment income:
 Interest ..........................................................      $ 28,506,881       $ 53,872,117
                                                                          -------------------------------
Expenses:
 Management fees (Note 3a) .........................................         2,918,939          5,309,875
 Distribution fees: (Note 3c)
  Class A ..........................................................           528,500            929,866
  Class B ..........................................................                --            348,955
  Class C ..........................................................           410,573            879,962
 Transfer agent fees (Note 3e) .....................................           270,383            525,486
 Custodian fees ....................................................             8,901             16,837
 Reports to shareholders ...........................................            36,547             76,286
 Registration and filing fees ......................................            16,292             28,676
 Professional fees .................................................            28,507             43,820
 Trustees' fees and expenses .......................................             4,677              8,722
 Other .............................................................            54,042            102,336
                                                                          -------------------------------
        Total expenses .............................................         4,277,361          8,270,821
                                                                          -------------------------------
           Net investment income ...................................        24,229,520         45,601,296
                                                                          -------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................        (1,339,608)           406,449
 Net change in unrealized appreciation (depreciation) on investments         2,474,383          4,944,696
                                                                          -------------------------------
Net realized and unrealized gain (loss) ............................         1,134,775          5,351,145
                                                                          -------------------------------
Net increase (decrease) in net assets resulting from operations ....      $ 25,364,295       $ 50,952,441
                                                                          ===============================

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 127

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                      -----------------------------------------------------------------------------
                                                             FRANKLIN FLORIDA                             FRANKLIN
                                                        INSURED TAX-FREE INCOM FUND              INSURED TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------------------------
                                                            YEAR ENDED FEBRUARY 28,                 YEAR ENDED FEBRUARY 28,
                                                           2007                2006                2007                  2006
                                                      -----------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ......................      $   7,071,557       $   6,604,403       $    84,371,948       $    80,542,442
    Net realized gain (loss) from investments ..            298,089             204,688             1,851,693             1,654,642
    Net change in unrealized appreciation
     (depreciation) on investments .............             (7,722)           (884,008)              685,560           (16,631,099)
                                                      -----------------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations ............          7,361,924           5,925,083            86,909,201            65,565,985
                                                      -----------------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income:
     Class A ...................................         (7,127,291)         (6,689,864)          (75,858,368)          (70,425,094)
     Class B ...................................                 --                  --            (3,349,811)           (3,725,214)
     Class C ...................................                 --                  --            (5,354,642)           (5,422,518)
    Net realized gains:
     Class A ...................................                 --                  --            (1,465,090)                   --
     Class B ...................................                 --                  --               (70,292)                   --
     Class C ...................................                 --                  --              (114,491)                   --
                                                      -----------------------------------------------------------------------------
  Total distributions to shareholders ..........         (7,127,291)         (6,689,864)          (86,212,694)          (79,572,826)
                                                      -----------------------------------------------------------------------------
  Capital share transactions: (Note 2)
    Class A ....................................         (8,116,916)         26,297,572           122,695,046           107,493,780
    Class B ....................................                 --                  --           (10,848,312)           (8,062,143)
    Class C ....................................                 --                  --            (6,050,024)           11,058,746
                                                      -----------------------------------------------------------------------------
  Total capital share transactions .............         (8,116,916)         26,297,572           105,796,710           110,490,383
                                                      -----------------------------------------------------------------------------
  Redemption fees ..............................                 --                  --                 5,205                 1,914
                                                      -----------------------------------------------------------------------------
        Net increase (decrease) in net assets ..         (7,882,283)         25,532,791           106,498,422            96,485,456
Net assets:
  Beginning of year ............................        175,429,830         149,897,039         1,940,064,535         1,843,579,079
                                                      -----------------------------------------------------------------------------
  End of year ..................................      $ 167,547,547       $ 175,429,830       $ 2,046,562,957       $ 1,940,064,535
                                                      =============================================================================
Distributions in excess of net investment income
  included in net assets:
    End of year ................................      $    (107,368)      $     (52,009)      $    (1,378,836)      $    (1,189,195)
                                                      =============================================================================


128 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      -----------------------------------------------------------------------------
                                                           FRANKLIN MASSACHUSETTS                       FRANKLIN MICHIGAN
                                                        INSURED TAX-FREE INCOME FUND              INSURED TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------------------------
                                                            YEAR ENDED FEBRUARY 28,                  YEAR ENDED FEBRUARY 28,
                                                           2007                2006                2007                  2006
                                                      -----------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ......................      $  20,924,685       $  20,128,511       $    60,175,259       $    59,597,576
    Net realized gain (loss) from investments ..            312,436             880,842             2,368,163               729,588
    Net change in unrealized appreciation
     (depreciation) on investments .............          1,696,454          (3,758,067)           (3,365,731)           (9,828,625)
                                                      -----------------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations ............         22,933,575          17,251,286            59,177,691            50,498,539
                                                      -----------------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income:
     Class A ...................................        (18,795,595)        (17,950,593)          (53,789,832)          (52,761,670)
     Class B ...................................                 --                  --            (1,818,881)           (2,021,778)
     Class C ...................................         (2,093,334)         (1,901,135)           (4,662,236)           (4,405,037)
    Net realized gains:
     Class A ...................................                 --                  --            (2,046,817)                   --
     Class B ...................................                 --                  --               (75,194)                   --
     Class C ...................................                 --                  --              (205,032)                   --
                                                      -----------------------------------------------------------------------------
Total distributions to shareholders ............        (20,888,929)        (19,851,728)          (62,597,992)          (59,188,485)
                                                      -----------------------------------------------------------------------------
Capital share transactions: (Note 2)
     Class A ...................................         15,093,137          29,907,208            33,316,191            38,941,085
     Class B ...................................                 --                  --            (5,473,156)           (3,249,398)
     Class C ...................................          1,920,471           7,065,507             3,781,617            15,443,737
                                                      -----------------------------------------------------------------------------
Total capital share transactions ...............         17,013,608          36,972,715            31,624,652            51,135,424
                                                      -----------------------------------------------------------------------------
Redemption fees ................................                 14               1,813                 2,526                   835
                                                      -----------------------------------------------------------------------------
        Net increase (decrease) in net assets ..         19,058,268          34,374,086            28,206,877            42,446,313
Net assets:
  Beginning of year ............................        507,487,993         473,113,907         1,404,747,750         1,362,301,437
                                                      -----------------------------------------------------------------------------
  End of year ..................................      $ 526,546,261       $ 507,487,993       $ 1,432,954,627       $ 1,404,747,750
                                                      =============================================================================
Distributions in excess of net investment income
  included in net assets:
    End of year ................................      $    (127,873)      $    (138,222)      $      (638,075)      $      (544,761)
                                                      =============================================================================

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 129

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      -----------------------------------------------------------------------------
                                                           FRANKLIN MINNESOTA                             FRANKLIN OHIO
                                                        INSURED TAX-FREE INCOME FUND              INSURED TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------------------------
                                                            YEAR ENDED FEBRUARY 28,                  YEAR ENDED FEBRUARY 28,
                                                           2007                2006                2007                  2006
                                                      -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .......................      $  24,229,520       $  24,004,573       $    45,601,296       $    42,902,048
   Net realized gain (loss) from investments ...         (1,339,608)            493,089               406,449               117,597
   Net change in unrealized appreciation
    (depreciation) on investments ..............          2,474,383          (4,972,494)            4,944,696            (3,263,484)
                                                      -----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...............         25,364,295          19,525,168            50,952,441            39,756,161
                                                      -----------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ....................................        (21,977,394)        (21,680,983)          (38,958,440)          (36,680,704)
    Class B ....................................                 --                  --            (1,956,091)           (2,133,888)
    Class C ....................................         (2,275,328)         (2,252,502)           (4,876,325)           (4,316,858)
  Net realized gains:
    Class A ....................................                 --                  --               (66,058)                   --
    Class B ....................................                 --                  --                (3,947)                   --
    Class C ....................................                 --                  --                (9,567)                   --
                                                      -----------------------------------------------------------------------------
 Total distributions to shareholders ...........        (24,252,722)        (23,933,485)          (45,870,428)          (43,131,450)
                                                      -----------------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ....................................          9,990,232          16,818,991            74,632,821            54,475,327
    Class B ....................................                 --                  --            (4,746,942)           (3,587,223)
    Class C ....................................           (147,351)          5,683,255            12,594,757            22,263,643
                                                      -----------------------------------------------------------------------------
 Total capital share transactions ..............          9,842,881          22,502,246            82,480,636            73,151,747
                                                      -----------------------------------------------------------------------------
 Redemption fees ...............................              1,472               4,158                   606                 3,307
                                                      -----------------------------------------------------------------------------
      Net increase (decrease) in net assets ....         10,955,926          18,098,087            87,563,255            69,779,765
Net assets:
  Beginning of year ............................        593,560,219         575,462,132         1,088,631,144         1,018,851,379
                                                      -----------------------------------------------------------------------------
  End of year ..................................      $ 604,516,145       $ 593,560,219       $ 1,176,194,399       $ 1,088,631,144
                                                      =============================================================================
Distributions in excess of net investment income
  included in net assets:
    End of year ................................      $    (360,151)      $    (322,701)      $      (670,700)      $      (473,206)
                                                      =============================================================================

130 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-five separate funds. All funds included in this report (the Funds) are diversified, except the Franklin Florida Insured Tax-Free Income Fund, which is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------------------------------------------------
CLASS A                               CLASS A & CLASS C                        CLASS A, CLASS B & CLASS C
-------------------------------------------------------------------------------------------------------------------
Franklin Florida Insured Tax-Free     Franklin Massachusetts Insured Tax-Free  Franklin Insured Tax-Free Income
 Income Fund                            Income Fund                               Fund
                                      Franklin Minnesota Insured Tax-Free      Franklin Michigan Insured Tax-Free
                                        Income Fund                               Income Fund
                                                                               Franklin Ohio Insured Tax-Free
                                                                                  Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                             Annual Report | 131

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.


132 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE (CONTINUED)

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                       -------------------------------------------------------------------
                                             FRANKLIN FLORIDA                        FRANKLIN
                                             INSURED TAX-FREE                    INSURED TAX-FREE
                                                INCOME FUND                         INCOME FUND
                                       -------------------------------------------------------------------
                                         SHARES            AMOUNT            SHARES              AMOUNT
                                       -------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold ....................       2,175,680       $ 23,205,793        24,333,710       $ 297,487,126
 Shares issued in reinvestment of
  distributions .................         346,000          3,689,307         3,747,782          45,845,016
 Shares redeemed ................      (3,286,060)       (35,012,016)      (18,043,172)       (220,637,096)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........        (764,380)      $ (8,116,916)       10,038,320       $ 122,695,046
                                       ===================================================================


                                                             Annual Report | 133

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        -----------------------------------------------------------------
                                             FRANKLIN FLORIDA                      FRANKLIN
                                             INSURED TAX-FREE                  INSURED TAX-FREE
                                                INCOME FUND                       INCOME FUND
                                        -----------------------------------------------------------------
                                          SHARES          AMOUNT             SHARES            AMOUNT
                                        -----------------------------------------------------------------
CLASS A SHARES (CONTINUED):
Year ended February 28, 2006
 Shares sold ....................        4,289,179     $ 46,134,494        20,512,515       $ 253,115,608
 Shares issued in reinvestment of
  distributions .................          322,442        3,471,518         3,156,478          39,007,144
 Shares redeemed ................       (2,167,173)     (23,308,440)      (14,956,509)       (184,628,972)
                                        -----------------------------------------------------------------
 Net increase (decrease) ........        2,444,448     $ 26,297,572         8,712,484       $ 107,493,780
                                        =================================================================
CLASS B SHARES:
Year ended February 28, 2007
 Shares sold ....................                                              37,490       $     460,935
 Shares issued in reinvestment of
  distributions .................                                             173,519           2,131,773
 Shares redeemed ................                                          (1,094,078)        (13,441,020)
                                                                         --------------------------------
 Net increase (decrease) ........                                        $   (883,069)        (10,848,312)
                                                                         ================================
Year ended February 28, 2006
 Shares sold ....................                                              53,765       $     668,671
 Shares issued in reinvestment of
  distributions .................                                             186,436           2,315,200
 Shares redeemed ................                                            (890,647)        (11,046,014)
                                                                         --------------------------------
 Net increase (decrease) ........                                            (650,446)      $  (8,062,143)
                                                                         ================================
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold ....................                                           1,669,874       $  20,602,046
 Shares issued in reinvestment of
  distributions .................                                             283,071           3,492,564
 Shares redeemed ................                                          (2,444,521)        (30,144,634)
                                                                         --------------------------------
 Net increase (decrease) ........                                            (491,576)      $  (6,050,024)
                                                                         ================================
Year ended February 28, 2006
 Shares sold ....................                                           2,717,167       $  33,908,544
 Shares issued in reinvestment of
  distributions .................                                             275,874           3,438,742
 Shares redeemed ................                                          (2,112,496)        (26,288,540)
                                                                         --------------------------------
 Net increase (decrease) ........                                             880,545       $  11,058,746
                                                                         ================================


                                        -----------------------------------------------------------------
                                          FRANKLIN MASSACHUSETTS               FRANKLIN MICHIGAN
                                             INSURED TAX-FREE                   INSURED TAX-FREE
                                               INCOME FUND                         INCOME FUND
                                        -----------------------------------------------------------------
                                          SHARES          AMOUNT            SHARES              AMOUNT
                                        -----------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold ....................        5,235,943     $ 62,085,219        10,901,624       $ 132,782,327
 Shares issued in reinvestment of
  distributions .................          879,562       10,423,251         2,799,767          34,090,992
 Shares redeemed ................       (4,845,890)     (57,415,333)      (10,972,592)       (133,557,128)
                                        -----------------------------------------------------------------
 Net increase (decrease) ........        1,269,615     $ 15,093,137         2,728,799       $  33,316,191
                                        =================================================================
Year ended February 28, 2006
 Shares sold ....................        5,805,602     $ 69,386,820        11,262,333       $ 138,528,236
 Shares issued in reinvestment of
  distributions .................          836,209       10,004,961         2,594,482          31,915,705
 Shares redeemed ................       (4,138,640)     (49,484,573)      (10,694,374)       (131,502,856)
                                        -----------------------------------------------------------------
 Net increase (decrease) ........        2,503,171     $ 29,907,208         3,162,441       $  38,941,085
                                        =================================================================


134 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        -------------------------------------------------------------------
                                         FRANKLIN MASSACHUSETTS                    FRANKLIN MICHIGAN
                                            INSURED TAX-FREE                        INSURED TAX-FREE
                                               INCOME FUND                             INCOME FUND
                                        -------------------------------------------------------------------
                                         SHARES           AMOUNT                SHARES            AMOUNT
                                        -------------------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2007
 Shares sold ....................                                                 34,787       $     422,950
 Shares issued in reinvestment of
  distributions .................                                                109,336           1,337,603
 Shares redeemed ................                                               (591,307)         (7,233,709)
                                                                              ------------------------------
 Net increase (decrease) ........                                               (447,184)      $  (5,473,156)
                                                                              ==============================
Year ended February 28, 2006
 Shares sold ....................                                                 17,120       $     211,398
 Shares issued in reinvestment of
  distributions .................                                                114,392           1,414,147
 Shares redeemed ................                                               (394,952)         (4,874,943)
                                                                              ------------------------------
 Net increase (decrease) ........                                               (263,440)      $  (3,249,398)
                                                                              ==============================
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold ....................          895,802       $ 10,691,157          2,088,459       $  25,688,799
 Shares issued in reinvestment of
  distributions .................          114,806          1,370,865            282,821           3,477,203
 Shares redeemed ................         (849,079)       (10,141,551)        (2,067,097)        (25,384,385)
                                        --------------------------------------------------------------------
 Net increase (decrease) ........          161,529       $  1,920,471            304,183       $   3,781,617
                                        ====================================================================
Year ended February 28, 2006
 Shares sold ....................        1,208,959       $ 14,548,081          2,252,824       $  27,999,225
 Shares issued in reinvestment of
  distributions .................          106,140          1,278,950            247,225           3,069,179
 Shares redeemed ................         (728,129)        (8,761,524)        (1,260,740)        (15,624,667)
                                        --------------------------------------------------------------------
 Net increase (decrease) ........          586,970       $  7,065,507          1,239,309       $  15,443,737
                                        ====================================================================


                                        --------------------------------------------------------------------
                                           FRANKLIN MINNESOTA                       FRANKLIN OHIO
                                            INSURED TAX-FREE                       INSURED TAX-FREE
                                              INCOME FUND                            INCOME FUND
                                        --------------------------------------------------------------------
                                .        SHARES             AMOUNT              SHARES            AMOUNT
                                        --------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold ....................        4,603,325       $ 55,441,747         12,249,238       $ 153,215,641
 Shares issued in reinvestment of
  distributions .................        1,164,738         14,025,916          1,890,728          23,636,806
 Shares redeemed ................       (4,942,458)       (59,477,431)        (8,177,132)       (102,219,626)
                                        --------------------------------------------------------------------
 Net increase (decrease) ........          825,605       $  9,990,232          5,962,834       $  74,632,821
                                        ====================================================================
Year ended February 28, 2006
 Shares sold ....................        5,310,970       $ 64,513,653         10,320,636       $ 129,957,945
 Shares issued in reinvestment of
  distributions .................        1,113,423         13,532,164          1,724,832          21,727,747
 Shares redeemed ................       (5,047,390)       (61,226,826)        (7,726,005)        (97,210,365)
                                        --------------------------------------------------------------------
 Net increase (decrease) ........        1,377,003       $ 16,818,991          4,319,463       $  54,475,327
                                        ====================================================================


                                                             Annual Report | 135

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        ------------------------------------------------------------------
                                            FRANKLIN MINNESOTA                       FRANKLIN OHIO
                                             INSURED TAX-FREE                       INSURED TAX-FREE
                                                INCOME FUND                            INCOME FUND
                                        ------------------------------------------------------------------
                                           SHARES         AMOUNT            SHARES               AMOUNT
                                        ------------------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2007
 Shares sold ....................                                               17,331       $     217,326
 Shares issued in reinvestment of
  distributions .................                                              108,062           1,355,657
 Shares redeemed ................                                             (503,801)         (6,319,925)
                                                                          --------------------------------
 Net increase (decrease) ........                                             (378,408)      $  (4,746,942)
                                                                          ================================
Year ended February 28, 2006
 Shares sold ....................                                               27,730       $     349,828
 Shares issued in reinvestment of
  distributions .................                                              118,721           1,501,501
 Shares redeemed ................                                             (430,321)         (5,438,552)
                                                                          --------------------------------
 Net increase (decrease) ........                                             (283,870)      $  (3,587,223)
                                                                          ================================
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold ....................          797,447      $  9,674,198         2,772,398       $  34,975,857
 Shares issued in reinvestment of
  distributions .................          111,422         1,350,967           249,595           3,146,891
 Shares redeemed ................         (922,487)      (11,172,516)       (2,025,512)        (25,527,991)
                                        ------------------------------------------------------------------
 Net increase (decrease) ........          (13,618)     $   (147,351)          996,481       $  12,594,757
                                        ==================================================================
Year ended February 28, 2006
 Shares sold ....................        1,140,353      $ 13,958,714         2,754,832       $  34,968,344
 Shares issued in reinvestment of
  distributions .................          116,443         1,424,517           217,176           2,757,630
 Shares redeemed ................         (794,372)       (9,699,976)       (1,220,740)        (15,462,331)
                                        ------------------------------------------------------------------
 Net increase (decrease) ........          462,424      $  5,683,255         1,751,268       $  22,263,643
                                        ==================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-----------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent


136 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
      0.625%           Up to and including $100 million
      0.500%           Over $100 million, up to and including $250 million
      0.450%           Over $250 million, up to and including $10 billion
      0.440%           Over $10 billion, up to and including $12.5 billion
      0.420%           Over $12.5 billion, up to and including $15 billion
      0.400%           Over $15 billion, up to and including $17.5 billion
      0.380%           Over $17.5 billion, up to and including $20 billion
      0.360%           In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                               -------------------------------------------------------------
                                  FRANKLIN                                      FRANKLIN
                                   FLORIDA               FRANKLIN            MASSACHUSETTS
                               INSURED TAX-FREE      INSURED TAX-FREE       INSURED TAX-FREE
                                 INCOME FUND           INCOME FUND            INCOME FUND
                               -------------------------------------------------------------
Reimbursement Plans:
Class A .................            0.15%                 0.10%                  0.10%

Compensation Plans:
Class B .................              --                  0.65%                    --
Class C .................              --                  0.65%                  0.65%


                                                             Annual Report | 137

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                               -------------------------------------------------------------
                                   FRANKLIN              FRANKLIN               FRANKLIN
                                   MICHIGAN             MINNESOTA                 OHIO
                               INSURED TAX-FREE      INSURED TAX-FREE       INSURED TAX-FREE
                                 INCOME FUND           INCOME FUND            INCOME FUND
                               -------------------------------------------------------------
Reimbursement Plans:
Class A .................            0.10%                 0.10%                  0.10%

Compensation Plans:
Class B .................            0.65%                   --                   0.65%
Class C .................            0.65%                 0.65%                  0.65%

For the Franklin Florida Insured Tax-Free Income Fund, Distributors has agreed to limit the current rate to 0.10% per year.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                       --------------------------------------------------------------
                                                           FRANKLIN                                      FRANKLIN
                                                            FLORIDA               FRANKLIN             MASSACHUSETTS
                                                       INSURED TAX-FREE       INSURED TAX-FREE       INSURED TAX-FREE
                                                          INCOME FUND            INCOME FUND            INCOME FUND
                                                       --------------------------------------------------------------
Sales charges retained net of commissions paid to
 unaffiliated broker/dealers ....................            $56,441               $374,231               $116,762
Contingent deferred sales charges retained ......            $12,095               $226,481                $10,128


                                                       --------------------------------------------------------------
                                                           FRANKLIN               FRANKLIN               FRANKLIN
                                                           MICHIGAN               MINNESOTA                OHIO
                                                       INSURED TAX-FREE       INSURED TAX-FREE       INSURED TAX-FREE
                                                          INCOME FUND            INCOME FUND            INCOME FUND
                                                       --------------------------------------------------------------
Sales charges retained net of commissions paid to
 unaffiliated broker/dealers ....................           $355,618               $130,192               $401,961
Contingent deferred sales charges retained ......           $100,023                 $4,829               $124,716


138 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                ---------------------------------------------------------------
                                                    FRANKLIN                                     FRANKLIN
                                                     FLORIDA               FRANKLIN             MASSACHUSETTS
                                                INSURED TAX-FREE       INSURED TAX-FREE       INSURED TAX-FREE
                                                   INCOME FUND            INCOME FUND            INCOME FUND
                                                ---------------------------------------------------------------
Transfer agent fees ...................              $31,774               $545,638               $128,040


                                                ---------------------------------------------------------------
                                                    FRANKLIN               FRANKLIN               FRANKLIN
                                                    MICHIGAN               MINNESOTA                OHIO
                                                INSURED TAX-FREE       INSURED TAX-FREE       INSURED TAX-FREE
                                                   INCOME FUND            INCOME FUND            INCOME FUND
                                                ---------------------------------------------------------------
Transfer agent fees ..... .............              $459,222               $189,356               $347,443

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2007, the capital loss carryforwards were as follows:

                                                ---------------------------------------------------------
                                                 FRANKLIN               FRANKLIN               FRANKLIN
                                                  FLORIDA             MASSACHUSETTS            MINNESOTA
                                                  INSURED                INSURED                INSURED
                                                 TAX-FREE               TAX-FREE               TAX-FREE
                                                INCOME FUND            INCOME FUND            INCOME FUND
                                                ---------------------------------------------------------
Capital loss carryforwards expiring in:
  2009 ................................          $  470,951             $       --             $  561,506
  2010 ................................             256,409                     --                788,761
  2013 ................................             339,883                232,490                     --
  2015 ................................                  --                     --              1,475,000
                                                ---------------------------------------------------------
                                                 $1,067,243             $  232,490             $2,825,267
                                                =========================================================

During the year ended February 28, 2007, the Franklin Florida Insured Tax-Free Income Fund, the Franklin Massachusetts Insured Tax-Free Income Fund, and the Franklin Michigan Insured Tax-Free Income Fund utilized $73,974, $219,087, and $46,093, respectively, of capital loss carryforwards.


                                                             Annual Report | 139

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended February 28, 2007 and 2006, was as follows:

                                                 --------------------------------------------------------------
                                                  FRANKLIN FLORIDA INSURED                  FRANKLIN
                                                    TAX-FREE INCOME FUND          INSURED TAX-FREE INCOME FUND
                                                 --------------------------------------------------------------
                                                    2007             2006             2007             2006
                                                 --------------------------------------------------------------
Distributions paid from:
  Tax exempt income .....................        $7,127,291       $6,689,864      $84,562,821      $79,572,826
  Long term capital gain ................                --               --        1,649,873               --
                                                 --------------------------------------------------------------
                                                 $7,127,291       $6,689,864      $86,212,694      $79,572,826
                                                 ==============================================================


                                                ---------------------------------------------------------------
                                                   FRANKLIN MASSACHUSETTS              FRANKLIN MICHIGAN
                                                 INSURED TAX-FREE INCOME FUND      INSURED TAX-FREE INCOME FUND
                                                ---------------------------------------------------------------
                                                   2007             2006             2007             2006
                                                ---------------------------------------------------------------
Distributions paid from:
  Tax exempt income .....................       $20,888,929      $19,851,728      $60,270,949      $59,188,485
  Long term capital gain ................                --               --        2,327,043               --
                                                ---------------------------------------------------------------
                                                $20,888,929      $19,851,728      $62,597,992      $59,188,485
                                                ===============================================================


                                                ---------------------------------------------------------------
                                                     FRANKLIN MINNESOTA                 FRANKLIN OHIO
                                                INSURED TAX-FREE INCOME FUND      INSURED TAX-FREE INCOME FUND
                                                ---------------------------------------------------------------
                                                    2007             2006             2007             2006
                                                ---------------------------------------------------------------
Distributions paid from:
  Tax exempt income .....................       $24,252,722      $23,933,485      $45,790,856      $43,131,450
  Long term capital gain ................                --               --           79,572               --
                                                ---------------------------------------------------------------
                                                $24,252,722      $23,933,485      $45,870,428      $43,131,450
                                                ===============================================================

At February 28, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

                                                ------------------------------------------------------------
                                                    FRANKLIN                                   FRANKLIN
                                                    FLORIDA               FRANKLIN            MASSACHUSETTS
                                                INSURED TAX-FREE      INSURED TAX-FREE      INSURED TAX-FREE
                                                   INCOME FUND           INCOME FUND           INCOME FUND
                                                ------------------------------------------------------------
Cost of investments ......................      $    155,542,160      $  1,931,754,153      $    491,556,800
                                                ============================================================

Unrealized appreciation ..................             9,815,070           106,369,094            30,082,462
Unrealized depreciation ..................                    --                    --                    --
                                                ------------------------------------------------------------
Net unrealized appreciation (depreciation)      $      9,815,070      $    106,369,094      $     30,082,462
                                                ============================================================

Undistributed tax exempt income ..........      $         58,059      $        608,780      $        272,501
Undistributed long term capital gains ....                    --               282,087                    --
                                                ------------------------------------------------------------
Distributable earnings ...................      $         58,059      $        890,867      $        272,501
                                                ============================================================

140 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                ------------------------------------------------------------
                                                    FRANKLIN              FRANKLIN              FRANKLIN
                                                    MICHIGAN             MINNESOTA            OHIO INSURED
                                                INSURED TAX-FREE      INSURED TAX-FREE          TAX-FREE
                                                  INCOME FUND           INCOME FUND           INCOME FUND
                                                ------------------------------------------------------------
Cost of investments ......................      $  1,338,456,705      $    579,153,470      $  1,121,607,655
                                                ============================================================

Unrealized appreciation ..................            77,919,903            27,210,163            61,794,057
Unrealized depreciation ..................                    --                    --                    --
                                                ------------------------------------------------------------
Net unrealized appreciation (depreciation)      $     77,919,903            27,210,163            61,794,057
                                                ============================================================

Undistributed tax exempt income ..........      $        670,934      $        174,009      $        418,973
Undistributed long term capital gains ....                    --                    --               410,763
                                                ------------------------------------------------------------
Distributable earnings ...................      $        670,934      $        174,009      $        829,736
                                                ============================================================

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2007, were as follows:

                                                ------------------------------------------------------------
                                                    FRANKLIN                                    FRANKLIN
                                                    FLORIDA               FRANKLIN           MASSACHUSETTS
                                                INSURED TAX-FREE      INSURED TAX-FREE      INSURED TAX-FREE
                                                  INCOME FUND           INCOME FUND           INCOME FUND
                                                ------------------------------------------------------------
Purchases ................................      $     12,285,574      $    248,197,222      $     74,775,289
Sales ....................................      $     18,779,442      $    131,769,860      $     72,697,413


                                                ------------------------------------------------------------
                                                    FRANKLIN              FRANKLIN              FRANKLIN
                                                    MICHIGAN             MINNESOTA                OHIO
                                                INSURED TAX-FREE      INSURED TAX-FREE      INSURED TAX-FREE
                                                  INCOME FUND           INCOME FUND           INCOME FUND
                                                ------------------------------------------------------------
Purchases ................................      $    142,796,752      $     95,193,993      $    214,303,575
Sales ....................................      $    110,901,950      $     83,794,228      $    117,678,716

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories, except for the Franklin Insured Tax-Free Income Fund. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.


                                                             Annual Report | 141

Franklin Tax-Free Trust

7. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


142 | Annual Report

Franklin Tax-Free Trust

8. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                             Annual Report | 143

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund and Franklin Ohio Insured Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
April 13, 2007


144 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2007. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2008, shareholders will be notified of amounts for use in preparing their 2007 income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended February 28, 2007:

             ---------------------------------------------------------
               FRANKLIN            FRANKLIN               FRANKLIN
               INSURED             MICHIGAN                 OHIO
               TAX-FREE        INSURED TAX-FREE       INSURED TAX-FREE
             INCOME FUND          INCOME FUND            INCOME FUND
             ---------------------------------------------------------
              $1,851,990          $2,319,694              $413,242


                                                             Annual Report | 145

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                       LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee    Since 1984         142                            Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                        company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee    Since 1998         143                            Director, Hess Corporation (formerly,
One Franklin Parkway                                                                        Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                    and refining of oil and gas),
                                                                                            H.J. Heinz Company (processed
                                                                                            foods and allied products), RTI
                                                                                            International Metals, Inc.
                                                                                            (manufacture and distribution of
                                                                                            titanium), Canadian National Railway
                                                                                            (railroad) and White Mountains Insurance
                                                                                            Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee    Since 1984         116                            Director, Center for Creative Land
One Franklin Parkway                                                                        Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

146 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee        Since 2005       103                       Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                   and refining of oil and gas) and
                                                                                           Sentient Jet (private jet service); and
                                                                                           FORMERLY, Director, Becton Dickinson
                                                                                           and Company (medical technology),
                                                                                           Cooper Industries, Inc. (electrical
                                                                                           products and tools and hardware),
                                                                                           Health Net, Inc. (formerly, Foundation
                                                                                           Health) (integrated managed care),
                                                                                           The Hertz Corporation (car rental),
                                                                                           Pacific Southwest Airlines, The RCA
                                                                                           Corporation, Unicom (formerly,
                                                                                           Commonwealth Edison), UAL
                                                                                           Corporation (airlines) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and    Since 1984       142                       None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,       Trustee since    126                       None
One Franklin Parkway             President and  1984, President
San Mateo, CA 94403-1906         Chief          since 1993 and
                                 Executive      Chief Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 147

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)            Vice President  Since 2000        Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)     Vice President  Since 2000        Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance  Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President -
                                 - AML           AML Compliance
                                 Compliance      since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------

LAURA FERGERSON (1962)           Treasurer       Since 2004        Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002        Not Applicable             Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

148 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS POSITION                           TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947) Vice President            Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947) Vice President         Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952) Vice President        Since 2006        Not Applicable           Not Applicable
One Franklin Parkway and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 30 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960) Vice President            Since October     Not Applicable           Not Applicable
One Franklin Parkway                           2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 149

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief         Since 2004      Not Applicable             Not Applicable
                                 Financial
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)              Vice PresidentSince 2000      Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to February 28, 2007 S. Joseph Fortunato and Gordon S. Macklin ceased to be director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


150 | Annual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (the "Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from


                                                             Annual Report | 151

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website and the firsthand experience of individual members of the Board who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed its investment performance or that of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2006, and for additional periods ended that date up to ten years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was either in the highest quintile or second-highest quintile of its performance universe during the one-year period, as well as during each of the previous year periods shown on an annualized basis. The Lipper reports showed the total return for each Fund to be in the upper half with most being in either the highest quintile or second-highest quintile of their performance universe for the one-year period with varying results for prior periods, depending on the particular Fund. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey


152 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

showing that the scope of services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the contractual investment management fee charged each Fund in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for fund Class A shares for funds having multiple share classes. The Lipper report showed that the contractual investment management fee rate for each Fund, with the exception of the Fund discussed below, was in the lower half of its Lipper expense group and that the actual total expense rate for all Funds was in the least expensive quintile of their respective Lipper expense groups. The contractual investment management fee rate for Franklin Florida Insured Tax-Free Income Fund was within six basis points of the median for its respective Lipper expense group. This Fund is among the smallest funds within Franklin Tax-Free Trust. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability


                                                             Annual Report | 153

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds' investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.65% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at the $10 billion asset level thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


154 | Annual Report

Franklin Tax-Free Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


155 | Annual Report
                                                             Annual Report | 155

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
 Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
 U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund Federal
Intermediate-Term Tax-Free Income Fund New York
Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                              Michigan 7
Arizona                              Minnesota 7
California 8                         Missouri
Colorado                             New Jersey
Connecticut                          New York 8
Florida 8                            North Carolina
Georgia                              Ohio 7
Kentucky                             Oregon
Louisiana                            Pennsylvania
Maryland                             Tennessee
Massachusetts 7                      Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. 01/07

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 A2007 04/07




















                                [GRAPHIC OMITTED]

                                                    FEBRUARY 28, 2007
--------------------------------------------------------------------------------

                                                 Franklin Alabama
                                                 Tax-Free Income Fund

                                                 Franklin Florida
                                                 Tax-Free Income Fund

                                                 Franklin Georgia
                                                 Tax-Free Income Fund

                                                 Franklin Kentucky
                                                 Tax-Free Income Fund

                                                 Franklin Louisiana
                                                 Tax-Free Income Fund

                                                 Franklin Maryland
                                                 Tax-Free Income Fund

                                                 Franklin Missouri
                                                 Tax-Free Income Fund

                                                 Franklin North Carolina
                                                 Tax-Free Income Fund

                                                 Franklin Virginia
                                                 Tax-Free Income Fund

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER                   TAX - FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
               FRANKLIN TAX-FREE TRUST
                                                      Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1

SPECIAL FEATURE:

Understanding Interest Rates .............................................     4

ANNUAL REPORT

Municipal Bond Market Overview ...........................................     7

Investment Strategy and Manager's Discussion .............................     9

Franklin Alabama Tax-Free Income Fund ....................................    10

Franklin Florida Tax-Free Income Fund ....................................    19

Franklin Georgia Tax-Free Income Fund ....................................    28

Franklin Kentucky Tax-Free Income Fund ...................................    37

Franklin Louisiana Tax-Free Income Fund ..................................    46

Franklin Maryland Tax-Free Income Fund ...................................    55

Franklin Missouri Tax-Free Income Fund ...................................    65

Franklin North Carolina Tax-Free Income Fund .............................    73

Franklin Virginia Tax-Free Income Fund ...................................    82

Financial Highlights and Statements of Investments .......................    91

Financial Statements .....................................................   155

Notes to Financial Statements ............................................   166

Report of Independent Registered Public Accounting Firm ..................   182

Tax Designation ..........................................................   183

Board Members and Officers ...............................................   184

Shareholder Information ..................................................   189

--------------------------------------------------------------------------------

Annual Report

Municipal Bond Market Overview

For the 12 months ended February 28, 2007, the municipal bond market performed well compared with the U.S. Treasury market despite Federal Reserve Board (Fed) interest rate hikes, inflation concerns, volatile oil prices, mixed market expectations and uncertainty regarding future economic growth. Over the year, Treasury yields generally increased while municipal yields varied -- shorter maturities increased, intermediate maturities were fairly flat to slightly lower and longer-term yields decreased. Municipal yields historically have trended with Treasury yields; however, strong demand for municipal bonds from traditional and non-traditional investors contributed to an unusual situation for the year under review. Longer-term municipal yields declined as Treasury yields rose, allowing municipal bonds to outperform Treasuries. The Lehman Brothers Municipal Bond Index returned +4.96% for the period, while the Lehman Brothers U.S. Treasury Index returned +4.78%. 1

During the reporting period, short-term interest rates increased as the Fed raised the federal funds target rate from 4.50% to 5.25% in three successive hikes from March through June 2006. Since then, the Fed maintained the short-term rate at 5.25% with an inflation risk bias, stating it is more concerned with a potential for increased inflation than a slowing economy. Largely as a result, Treasury yields generally rose. Many market participants appeared to expect that the Fed was more likely to lower the federal funds target rate than raise it. This sentiment was reflected by a flat to slightly inverted Treasury yield curve (spread between short-term and long-term yields) during the reporting period. On February 28, 2007, the 2-year Treasury yielded 4.65%, the 10-year 4.56% and the 30-year 4.68%. Yield for the 2-year Treasury dropped 3 basis points (100 basis points equal one percentage point), while yields for the 10-year increased 1 basis point and the 30-year 17 basis points, for the one-year period.

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                                               Annual Report | 7

During the year, the yield curve was generally flat or inverted, nominal yields were low and credit spreads (the difference in yield between higher-grade and lower-grade securities) narrowed. In this environment, the interest rate premium decreased for assuming additional risk in the fixed income market, and non-traditional municipal buyers seemed to focus on the municipal bond market. Non-traditional or cross-over buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. With historically favorable intermediate- and longer-term municipal yields versus Treasury yields, and a positive sloping yield curve (though flatter than usual), municipal bonds offered favorable relative value for traditional and cross-over fixed income investors. As a result, demand was consistently strong for intermediate- to longer-term municipal bonds over the year, which drove performance and contributed to further flattening of the municipal yield curve. Due to Fed tightening, short-term municipal yields increased; however, strong demand for longer-term bonds resulted in declining longer-term yields. According to Municipal Market Data, the 2-year municipal yield rose 16 basis points during the period, while 10-year and 30-year yields decreased 8 and 33 basis points. 2

Generally low interest rates continued to motivate municipal issuers to access the debt market to finance their capital needs. In 2006, new issuance was approximately $388 billion, which was the second-highest volume after the $408 billion issued in 2005. 3 Refunding deals, in which issuers take advantage of lower rates to refinance higher yielding outstanding debt, declined in 2006 to approximately $79 billion compared with $130 billion in 2005. 3 However, issuance for new capital projects increased to approximately $260 billion in 2006 versus $222 billion in 2005. 3 As a result of narrowing credit spreads, issuers also found it more advantageous to issue their debt without paying a premium for bond insurance. In 2006, 49% of new bond issuance was insured compared with 57% in 2005. 3 When credit spreads are narrow, the economic benefit for issuers using insurance generally diminishes and bond insurers have less flexibility in pricing. Strong demand from traditional buyers such as mutual funds, individuals and insurance companies combined with large participation of cross-over buyers enabled the municipal bond market to absorb the comparatively large amount of new issuance through the year.

2.    Source: Thomson Financial.

3.    Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively positive sloping municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

Franklin Alabama Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...................................    65.1%
A .....................................     3.2%
BBB ...................................     6.2%
Not Rated by S&P ......................    25.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                          MOODY'S     INTERNAL
AAA or Aaa                         24.6%         0.1%
BBB or Baa                          0.4%           --
Below Investment Grade              0.4%           --
-----------------------------------------------------
Total                              25.4%         0.1%
-----------------------------------------------------

We are pleased to bring you Franklin Alabama Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 93.


10 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Alabama Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                     DIVIDEND PER SHARE
                                           -------------------------------------
MONTH                                          CLASS A               CLASS C
--------------------------------------------------------------------------------
March 2006                                    4.04 cents           3.51 cents
--------------------------------------------------------------------------------
April 2006                                    4.04 cents           3.51 cents
--------------------------------------------------------------------------------
May 2006                                      4.04 cents           3.51 cents
--------------------------------------------------------------------------------
June 2006                                     4.04 cents           3.51 cents
--------------------------------------------------------------------------------
July 2006                                     4.04 cents           3.51 cents
--------------------------------------------------------------------------------
August 2006                                   4.04 cents           3.51 cents
--------------------------------------------------------------------------------
September 2006                                4.04 cents           3.52 cents
--------------------------------------------------------------------------------
October 2006                                  4.04 cents           3.52 cents
--------------------------------------------------------------------------------
November 2006                                 4.04 cents           3.52 cents
--------------------------------------------------------------------------------
December 2006                                 3.97 cents           3.44 cents
--------------------------------------------------------------------------------
January 2007                                  3.97 cents           3.44 cents
--------------------------------------------------------------------------------
February 2007                                 3.97 cents           3.44 cents
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.49 on February 28, 2006, to $11.51 on February 28, 2007. The Fund's Class A shares paid dividends totaling 48.38 cents per share for the reporting period. 2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.86% based on an annualization of the current 3.87 cent per share dividend and the maximum offering price of $12.02 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 6.25% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 11
years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Alabama's economy strengthened in 2006 as employment trends improved along with the state's diversifying economic base. Statewide, the business services, high technology and health care sectors grew significantly. So did the automotive industry (part of the durable manufacturing sector), which remained prominent in the Heart of Dixie's economic engine. These areas helped offset losses in the state's traditional textiles, apparel, and food processing industries. As of February 28, 2007, Alabama's 3.3% unemployment rate was not only lower than the 4.5% national average, but the lowest in the state's recorded history. 3 The state was successful in recruiting new industries while expanding its existing industrial base, allowing for the addition of more than 100,000 new jobs over the past three years, an estimated 40,000 of which were generated in 2006. 4 Personal income levels also improved but remained below average at 76% of national levels. 5

State revenues exceeded forecasts and are expected to result in larger general and education fund balances. This was achieved largely through a combination of positive demographic and employment trends and a series of spending cuts and other legislative acts of fiscal discipline. Alabama's record deficit of fiscal year 2003 completely reversed and, by fiscal year-end 2006, its budget stood at an all-time record surplus. Officials estimated fiscal year 2006 general fund revenues at $1.8 billion, a 14.5% increase in total revenues from fiscal year 2005, which would contribute another $95 million to the general fund surplus. 5 Despite the recent revenue uptick, funding challenges remained for the state's Medicaid and retirement systems. In his 2006 state of the state address, Governor Bob Riley introduced proposals to harness Alabama's record surplus via increased spending to the education and justice systems, while at the same time rolling out an income tax relief plan amounting to $200 million over the next five years. 4

3.    Source: Bureau of Labor Statistics.

4.    Source: "Alabama State of the State Address 2006," STATELINE.ORG, 1/10/06.

5. Source: Standard & Poor's, "Research: State Review: Alabama," RATINGSDIRECT, 12/11/06.

12 | Annual Report

Alabama is an infrequent issuer of general obligation debt, and tax-supported debt was an estimated $2.2 billion at year-end 2006. 5 Consequently, the state's total tax-supported debt obligation remains low at roughly $500 per capita and 1.7% of personal income compared with the national median of $754 per capita, or 2.5% of personal income. 5

Alabama's AA credit rating and stable outlook, assigned by independent credit rating agency Standard & Poor's (S&P), was largely the result of the state's low debt burden and conservative fiscal management, its growing and increasingly diversified economic base and S&P's expectations of continued economic strength. 6

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Alabama Tax-Free Income Fund 2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         22.8%
--------------------------------------------------------------------------------
Utilities                                                                  20.5%
--------------------------------------------------------------------------------
Prerefunded                                                                20.3%
--------------------------------------------------------------------------------
Higher Education                                                           14.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     11.2%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        4.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.7%
--------------------------------------------------------------------------------
Housing                                                                     0.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

6.    This does not indicate S&P's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 13

Performance Summary as of 2/28/07

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRALX)                                      CHANGE      2/28/07       2/28/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.02       $11.51        $11.49
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                 $0.4838
-----------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FALEX)                                      CHANGE      2/28/07       2/28/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.02       $11.60        $11.58
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                 $0.4203
-----------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.


-----------------------------------------------------------------------------------------------
CLASS A                                                      1-YEAR        5-YEAR     10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                    +4.50%       +28.05%     +61.95%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                                +0.06%        +4.16%      +4.48%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                           +0.09%        +4.41%      +4.54%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.86%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.25%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.28%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.31%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           0.72%
-----------------------------------------------------------------------------------------------
CLASS C                                                      1-YEAR        5-YEAR     10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                    +3.89%       +24.57%     +53.30%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                                +2.89%        +4.49%      +4.36%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                           +3.04%        +4.77%      +4.43%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.46%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.60%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.92%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.73%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.27%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------
CLASS A                                  2/28/07
------------------------------------------------
1-Year                                    +0.06%
------------------------------------------------
5-Year                                    +4.16%
------------------------------------------------
10-Year                                   +4.48%
------------------------------------------------

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Alabama          Lehman Brothers
    Date       Tax-Free Income Fund     Municipal Bond Index 8     CPI 8
 ----------    --------------------    -----------------------    -------
   3/1/1997          $9,576                    $10,000            $10,000
  3/31/1997          $9,490                     $9,867            $10,025
  4/30/1997          $9,568                     $9,949            $10,038
  5/31/1997          $9,671                    $10,099            $10,031
  6/30/1997          $9,773                    $10,207            $10,044
  7/31/1997         $10,011                    $10,489            $10,056
  8/31/1997          $9,940                    $10,391            $10,075
  9/30/1997         $10,062                    $10,514            $10,100
 10/31/1997         $10,126                    $10,582            $10,125
 11/30/1997         $10,198                    $10,644            $10,119
 12/31/1997         $10,335                    $10,799            $10,107
  1/31/1998         $10,415                    $10,911            $10,125
  2/28/1998         $10,418                    $10,914            $10,144
  3/31/1998         $10,438                    $10,924            $10,163
  4/30/1998         $10,423                    $10,875            $10,182
  5/31/1998         $10,390                    $11,047            $10,201
  6/30/1998         $10,380                    $11,090            $10,213
  7/31/1998         $10,409                    $11,118            $10,226
  8/31/1998         $10,537                    $11,290            $10,238
  9/30/1998         $10,637                    $11,430            $10,251
 10/31/1998         $10,630                    $11,430            $10,276
 11/30/1998         $10,668                    $11,470            $10,276
 12/31/1998         $10,688                    $11,499            $10,269
  1/31/1999         $10,780                    $11,636            $10,294
  2/28/1999         $10,754                    $11,585            $10,307
  3/31/1999         $10,790                    $11,601            $10,338
  4/30/1999         $10,809                    $11,630            $10,414
  5/31/1999         $10,772                    $11,563            $10,414
  6/30/1999         $10,638                    $11,396            $10,414
  7/31/1999         $10,657                    $11,438            $10,445
  8/31/1999         $10,506                    $11,346            $10,470
  9/30/1999         $10,506                    $11,351            $10,520
 10/31/1999         $10,364                    $11,228            $10,539
 11/30/1999         $10,411                    $11,347            $10,545
 12/31/1999         $10,296                    $11,263            $10,545
  1/31/2000         $10,199                    $11,214            $10,576
  2/29/2000         $10,325                    $11,344            $10,639
  3/31/2000         $10,569                    $11,592            $10,727
  4/30/2000         $10,511                    $11,523            $10,733
  5/31/2000         $10,462                    $11,463            $10,746
  6/30/2000         $10,710                    $11,767            $10,802
  7/31/2000         $10,830                    $11,931            $10,827
  8/31/2000         $10,990                    $12,115            $10,827
  9/30/2000         $10,911                    $12,052            $10,883
 10/31/2000         $11,019                    $12,183            $10,902
 11/30/2000         $11,108                    $12,275            $10,909
 12/31/2000         $11,309                    $12,579            $10,902
  1/31/2001         $11,326                    $12,703            $10,971
  2/28/2001         $11,375                    $12,744            $11,015
  3/31/2001         $11,444                    $12,858            $11,040
  4/30/2001         $11,329                    $12,719            $11,084
  5/31/2001         $11,440                    $12,855            $11,134
  6/30/2001         $11,551                    $12,941            $11,153
  7/31/2001         $11,726                    $13,133            $11,122
  8/31/2001         $11,934                    $13,350            $11,122
  9/30/2001         $11,889                    $13,305            $11,172
 10/31/2001         $12,034                    $13,463            $11,134
 11/30/2001         $11,967                    $13,350            $11,115
 12/31/2001         $11,845                    $13,223            $11,071
  1/31/2002         $11,978                    $13,453            $11,096
  2/28/2002         $12,112                    $13,615            $11,140
  3/31/2002         $11,924                    $13,348            $11,203
  4/30/2002         $12,072                    $13,609            $11,266
  5/31/2002         $12,165                    $13,692            $11,266
  6/30/2002         $12,270                    $13,836            $11,272
  7/31/2002         $12,419                    $14,014            $11,284
  8/31/2002         $12,536                    $14,183            $11,322
  9/30/2002         $12,819                    $14,494            $11,341
 10/31/2002         $12,659                    $14,253            $11,360
 11/30/2002         $12,631                    $14,194            $11,360
 12/31/2002         $12,872                    $14,494            $11,335
  1/31/2003         $12,877                    $14,457            $11,385
  2/28/2003         $13,029                    $14,659            $11,472
  3/31/2003         $13,068                    $14,668            $11,541
  4/30/2003         $13,187                    $14,765            $11,516
  5/31/2003         $13,465                    $15,110            $11,497
  6/30/2003         $13,435                    $15,046            $11,510
  7/31/2003         $12,943                    $14,520            $11,523
  8/31/2003         $13,086                    $14,628            $11,566
  9/30/2003         $13,461                    $15,058            $11,604
 10/31/2003         $13,373                    $14,982            $11,591
 11/30/2003         $13,517                    $15,138            $11,560
 12/31/2003         $13,636                    $15,264            $11,548
  1/31/2004         $13,732                    $15,351            $11,604
  2/29/2004         $13,935                    $15,582            $11,667
  3/31/2004         $13,912                    $15,528            $11,742
  4/30/2004         $13,569                    $15,160            $11,779
  5/31/2004         $13,536                    $15,105            $11,848
  6/30/2004         $13,598                    $15,160            $11,886
  7/31/2004         $13,768                    $15,360            $11,867
  8/31/2004         $14,000                    $15,667            $11,873
  9/30/2004         $14,087                    $15,751            $11,898
 10/31/2004         $14,211                    $15,886            $11,961
 11/30/2004         $14,091                    $15,755            $11,967
 12/31/2004         $14,265                    $15,947            $11,924
  1/31/2005         $14,415                    $16,096            $11,949
  2/28/2005         $14,369                    $16,043            $12,018
  3/31/2005         $14,297                    $15,942            $12,112
  4/30/2005         $14,486                    $16,193            $12,193
  5/31/2005         $14,576                    $16,308            $12,180
  6/30/2005         $14,641                    $16,409            $12,187
  7/31/2005         $14,593                    $16,335            $12,243
  8/31/2005         $14,710                    $16,500            $12,306
  9/30/2005         $14,623                    $16,388            $12,456
 10/31/2005         $14,536                    $16,289            $12,481
 11/30/2005         $14,601                    $16,367            $12,381
 12/31/2005         $14,717                    $16,508            $12,331
  1/31/2006         $14,744                    $16,552            $12,425
  2/28/2006         $14,849                    $16,664            $12,450
  3/31/2006         $14,784                    $16,549            $12,519
  4/30/2006         $14,785                    $16,543            $12,625
  5/31/2006         $14,824                    $16,617            $12,688
  6/30/2006         $14,773                    $16,554            $12,713
  7/31/2006         $14,917                    $16,751            $12,751
  8/31/2006         $15,102                    $17,000            $12,776
  9/30/2006         $15,195                    $17,118            $12,713
 10/31/2006         $15,276                    $17,225            $12,644
 11/30/2006         $15,409                    $17,369            $12,625
 12/31/2006         $15,355                    $17,307            $12,644
  1/31/2007         $15,328                    $17,263            $12,683
  2/28/2007         $15,507                    $17,490            $12,751

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------
CLASS C                                  2/28/07
------------------------------------------------
1-Year                                    +2.89%
------------------------------------------------
5-Year                                    +4.49%
------------------------------------------------
10-Year                                   +4.36%

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Alabama          Lehman Brothers
    Date       Tax-Free Income Fund     Municipal Bond Index 8     CPI 8
 ----------    --------------------    -----------------------    -------
  3/1/1997          $10,000                    $10,000            $10,000
 3/31/1997           $9,906                     $9,867            $10,025
 4/30/1997           $9,983                     $9,949            $10,038
 5/31/1997          $10,085                    $10,099            $10,031
 6/30/1997          $10,186                    $10,207            $10,044
 7/31/1997          $10,429                    $10,489            $10,056
 8/31/1997          $10,350                    $10,391            $10,075
 9/30/1997          $10,472                    $10,514            $10,100
10/31/1997          $10,533                    $10,582            $10,125
11/30/1997          $10,603                    $10,644            $10,119
12/31/1997          $10,749                    $10,799            $10,107
 1/31/1998          $10,818                    $10,911            $10,125
 2/28/1998          $10,824                    $10,914            $10,144
 3/31/1998          $10,831                    $10,924            $10,163
 4/30/1998          $10,819                    $10,875            $10,182
 5/31/1998          $10,772                    $11,047            $10,201
 6/30/1998          $10,765                    $11,090            $10,213
 7/31/1998          $10,790                    $11,118            $10,226
 8/31/1998          $10,917                    $11,290            $10,238
 9/30/1998          $11,015                    $11,430            $10,251
10/31/1998          $11,002                    $11,430            $10,276
11/30/1998          $11,036                    $11,470            $10,276
12/31/1998          $11,052                    $11,499            $10,269
 1/31/1999          $11,142                    $11,636            $10,294
 2/28/1999          $11,110                    $11,585            $10,307
 3/31/1999          $11,142                    $11,601            $10,338
 4/30/1999          $11,165                    $11,630            $10,414
 5/31/1999          $11,111                    $11,563            $10,414
 6/30/1999          $10,979                    $11,396            $10,414
 7/31/1999          $10,983                    $11,438            $10,445
 8/31/1999          $10,823                    $11,346            $10,470
 9/30/1999          $10,828                    $11,351            $10,520
10/31/1999          $10,658                    $11,228            $10,539
11/30/1999          $10,711                    $11,347            $10,545
12/31/1999          $10,588                    $11,263            $10,545
 1/31/2000          $10,484                    $11,214            $10,576
 2/29/2000          $10,608                    $11,344            $10,639
 3/31/2000          $10,852                    $11,592            $10,727
 4/30/2000          $10,788                    $11,523            $10,733
 5/31/2000          $10,734                    $11,463            $10,746
 6/30/2000          $10,981                    $11,767            $10,802
 7/31/2000          $11,109                    $11,931            $10,827
 8/31/2000          $11,257                    $12,115            $10,827
 9/30/2000          $11,171                    $12,052            $10,883
10/31/2000          $11,276                    $12,183            $10,902
11/30/2000          $11,362                    $12,275            $10,909
12/31/2000          $11,571                    $12,579            $10,902
 1/31/2001          $11,573                    $12,703            $10,971
 2/28/2001          $11,617                    $12,744            $11,015
 3/31/2001          $11,682                    $12,858            $11,040
 4/30/2001          $11,559                    $12,719            $11,084
 5/31/2001          $11,677                    $12,855            $11,134
 6/30/2001          $11,774                    $12,941            $11,153
 7/31/2001          $11,957                    $13,133            $11,122
 8/31/2001          $12,162                    $13,350            $11,122
 9/30/2001          $12,111                    $13,305            $11,172
10/31/2001          $12,252                    $13,463            $11,134
11/30/2001          $12,179                    $13,350            $11,115
12/31/2001          $12,038                    $13,223            $11,071
 1/31/2002          $12,178                    $13,453            $11,096
 2/28/2002          $12,308                    $13,615            $11,140
 3/31/2002          $12,113                    $13,348            $11,203
 4/30/2002          $12,256                    $13,609            $11,266
 5/31/2002          $12,345                    $13,692            $11,266
 6/30/2002          $12,445                    $13,836            $11,272
 7/31/2002          $12,600                    $14,014            $11,284
 8/31/2002          $12,701                    $14,183            $11,322
 9/30/2002          $12,991                    $14,494            $11,341
10/31/2002          $12,813                    $14,253            $11,360
11/30/2002          $12,780                    $14,194            $11,360
12/31/2002          $13,028                    $14,494            $11,335
 1/31/2003          $13,016                    $14,457            $11,385
 2/28/2003          $13,174                    $14,659            $11,472
 3/31/2003          $13,195                    $14,668            $11,541
 4/30/2003          $13,309                    $14,765            $11,516
 5/31/2003          $13,594                    $15,110            $11,497
 6/30/2003          $13,557                    $15,046            $11,510
 7/31/2003          $13,057                    $14,520            $11,523
 8/31/2003          $13,193                    $14,628            $11,566
 9/30/2003          $13,574                    $15,058            $11,604
10/31/2003          $13,467                    $14,982            $11,591
11/30/2003          $13,604                    $15,138            $11,560
12/31/2003          $13,716                    $15,264            $11,548
 1/31/2004          $13,805                    $15,351            $11,604
 2/29/2004          $14,001                    $15,582            $11,667
 3/31/2004          $13,974                    $15,528            $11,742
 4/30/2004          $13,626                    $15,160            $11,779
 5/31/2004          $13,587                    $15,105            $11,848
 6/30/2004          $13,643                    $15,160            $11,886
 7/31/2004          $13,807                    $15,360            $11,867
 8/31/2004          $14,043                    $15,667            $11,873
 9/30/2004          $14,124                    $15,751            $11,898
10/31/2004          $14,228                    $15,886            $11,961
11/30/2004          $14,115                    $15,755            $11,967
12/31/2004          $14,281                    $15,947            $11,924
 1/31/2005          $14,423                    $16,096            $11,949
 2/28/2005          $14,370                    $16,043            $12,018
 3/31/2005          $14,292                    $15,942            $12,112
 4/30/2005          $14,472                    $16,193            $12,193
 5/31/2005          $14,554                    $16,308            $12,180
 6/30/2005          $14,613                    $16,409            $12,187
 7/31/2005          $14,559                    $16,335            $12,243
 8/31/2005          $14,668                    $16,500            $12,306
 9/30/2005          $14,575                    $16,388            $12,456
10/31/2005          $14,483                    $16,289            $12,481
11/30/2005          $14,541                    $16,367            $12,381
12/31/2005          $14,649                    $16,508            $12,331
 1/31/2006          $14,669                    $16,552            $12,425
 2/28/2006          $14,765                    $16,664            $12,450
 3/31/2006          $14,695                    $16,549            $12,519
 4/30/2006          $14,689                    $16,543            $12,625
 5/31/2006          $14,721                    $16,617            $12,688
 6/30/2006          $14,663                    $16,554            $12,713
 7/31/2006          $14,799                    $16,751            $12,751
 8/31/2006          $14,974                    $17,000            $12,776
 9/30/2006          $15,071                    $17,118            $12,713
10/31/2006          $15,144                    $17,225            $12,644
11/30/2006          $15,268                    $17,369            $12,625
12/31/2006          $15,208                    $17,307            $12,644
 1/31/2007          $15,161                    $17,263            $12,683
 2/28/2007          $15,330                    $17,490            $12,751


                                        Annual Report | 15

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


16 | Annual Report

Your Fund's Expenses

FRANKLIN ALABAMA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT     ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/06        VALUE 2/28/07   PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,027.10              $3.62
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,021.22              $3.61
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000            $1,024.10              $6.32
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000            $1,018.55              $6.31
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.72% and C: 1.26%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


18 | Annual Report

Franklin Florida Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks as high a level of income exempt from federal income tax as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


AAA .................................    61.5%
AA ..................................     3.5%
A ...................................     8.9%
BBB .................................     9.0%
Not Rated by S&P ....................    17.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS              MOODY'S     FITCH    INTERNAL
AAA or Aaa              8.2%      0.3%        0.8%
AA or Aa                0.8%       --          --
A                       3.0%      0.5%         --
BBB or Baa              1.0%      2.0%        0.5%
--------------------------------------------------
Total                  13.0%      2.8%        1.3%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Florida Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 100.


                                                              Annual Report | 19

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 2
Franklin Florida Tax-Free Income Fund

-------------------------------------------------------------------------------
                                        DIVIDEND PER SHARE
                      ---------------------------------------------------------
MONTH                     CLASS A             CLASS B            CLASS C
-------------------------------------------------------------------------------
March 2006               4.50 cents         3.95 cents         3.95 cents
-------------------------------------------------------------------------------
April 2006               4.50 cents         3.95 cents         3.95 cents
-------------------------------------------------------------------------------
May 2006                 4.50 cents         3.95 cents         3.95 cents
-------------------------------------------------------------------------------
June 2006                4.46 cents         3.92 cents         3.92 cents
-------------------------------------------------------------------------------
July 2006                4.46 cents         3.92 cents         3.92 cents
-------------------------------------------------------------------------------
August 2006              4.46 cents         3.92 cents         3.92 cents
-------------------------------------------------------------------------------
September 2006           4.46 cents         3.92 cents         3.92 cents
-------------------------------------------------------------------------------
October 2006             4.46 cents         3.92 cents         3.92 cents
-------------------------------------------------------------------------------
November 2006            4.46 cents         3.92 cents         3.92 cents
-------------------------------------------------------------------------------
December 2006            4.46 cents         3.91 cents         3.90 cents
-------------------------------------------------------------------------------
January 2007             4.46 cents         3.91 cents         3.90 cents
-------------------------------------------------------------------------------
February 2007            4.46 cents         3.91 cents         3.90 cents
-------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.93 on February 28, 2006, to $11.94 on February 28, 2007. The Fund's Class A shares paid dividends totaling 53.80 cents per share for the same period. 2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.30% based on an annualization of the current 4.46 cent per share dividend and the maximum offering price of $12.47 on February 28, 2007. An investor in the 2007 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.62% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


20 | Annual Report

STATE UPDATE

Florida's economic growth continued to be resilient even though the state has experienced active hurricane seasons in the past. The state's growth outpaced the nation's as measured by gross state product, population and employment. Florida's service-based economy has a strong and competitive position in the southeastern U.S. The state's average income levels and below-average unemployment in recent years supported its growing population. As of February 2007, the unemployment rate was 3.3%, considerably lower than the 4.5% U.S. rate. 3 However, the state's real estate market began showing signs of weakness.

Strong economic performance over the past several years translated to surging revenue growth and consistent operating surpluses, which allowed for full funding of hurricane remediation costs and offset some of the financial burden related to rising residential property insurance prices. Record levels of financial reserves should also help Florida manage well during a real estate slowdown.

The state's debt burden is stable and its current tax-supported debt is $18.5 billion, which represents $1,016 per capita and 3% of personal income. Annual debt service costs remained below its 6% target level. 4

Based on Florida's strong revenue performance, solid and conservative financial and budget management practices, and moderate debt burden, independent credit rating agency Standard & Poor's assigned the state's general obligation bonds its highest rating of AAA with a stable outlook. 5

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Florida Tax-Free Income Fund
2/28/07

-------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                        LONG-TERM INVESTMENTS*
-------------------------------------------------------------------------------
Prerefunded                                                              22.4%
-------------------------------------------------------------------------------
Hospital & Health Care                                                   14.4%
-------------------------------------------------------------------------------
Transportation                                                           13.0%
-------------------------------------------------------------------------------
Utilities                                                                12.6%
-------------------------------------------------------------------------------
Subject to Government Appropriations                                     10.1%
-------------------------------------------------------------------------------
General Obligation                                                        7.9%
-------------------------------------------------------------------------------
Tax-Supported                                                             6.7%
-------------------------------------------------------------------------------
Other Revenue                                                             5.7%
-------------------------------------------------------------------------------
Housing                                                                   3.8%
-------------------------------------------------------------------------------
Higher Education                                                          3.1%
-------------------------------------------------------------------------------
Corporate-Backed                                                          0.3%
-------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: Summary: Florida; General Obligation," RATINGSDIRECT, 1/30/07.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 21

Performance Summary as of 2/28/07

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRFLX)                         CHANGE      2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.01       $11.94     $11.93
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.5380
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FRFBX)                         CHANGE      2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.01      +$12.02     $12.01
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.4724
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRFIX)                         CHANGE      2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.02      +$12.09     $12.07
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                      $0.4720
--------------------------------------------------------------------------------


22 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR     5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.64%    +28.49%          +69.59%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +0.19%     +4.23%           +4.97%
----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +0.63%     +4.55%           +5.06%
----------------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.30%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.62%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.50%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.38%
----------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           0.62%
----------------------------------------------------------------------------------------------------
CLASS B                                                     1-YEAR     5-YEAR    INCEPTION (2/1/00)
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.12%    +25.12%          +49.90%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +0.12%     +4.25%           +5.89%
----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +0.54%     +4.59%           +5.78%
----------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.90%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.00%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.15%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.85%
----------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.17%
----------------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR     5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.18%    +25.06%          +60.76%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +3.18%     +4.57%           +4.86%
----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +3.60%     +4.91%           +4.96%
----------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.87%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.95%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.14%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.83%
----------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.17%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 23

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                        2/28/07
---------------------------------------
1-Year                          +0.19%
---------------------------------------
5-Year                          +4.23%
---------------------------------------
10-Year                         +4.97%
---------------------------------------

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin Florida       Lehman Brothers
   Date           Tax-Free Income Fund  Municipal Bond Index 8     CPI 8
-----------     ----------------------  ----------------------   ---------
  3/1/1997              $9,579                 $10,000            $10,000
 3/31/1997              $9,468                  $9,867            $10,025
 4/30/1997              $9,557                  $9,949            $10,038
 5/31/1997              $9,663                 $10,099            $10,031
 6/30/1997              $9,761                 $10,207            $10,044
 7/31/1997              $9,995                 $10,489            $10,056
 8/31/1997              $9,925                 $10,391            $10,075
 9/30/1997              $9,996                 $10,514            $10,100
10/31/1997             $10,060                 $10,582            $10,125
11/30/1997             $10,123                 $10,644            $10,119
12/31/1997             $10,264                 $10,799            $10,107
 1/31/1998             $10,371                 $10,911            $10,125
 2/28/1998             $10,382                 $10,914            $10,144
 3/31/1998             $10,401                 $10,924            $10,163
 4/30/1998             $10,385                 $10,875            $10,182
 5/31/1998             $10,510                 $11,047            $10,201
 6/30/1998             $10,548                 $11,090            $10,213
 7/31/1998             $10,585                 $11,118            $10,226
 8/31/1998             $10,721                 $11,290            $10,238
 9/30/1998             $10,822                 $11,430            $10,251
10/31/1998             $10,832                 $11,430            $10,276
11/30/1998             $10,880                 $11,470            $10,276
12/31/1998             $10,915                 $11,499            $10,269
 1/31/1999             $10,999                 $11,636            $10,294
 2/28/1999             $10,981                 $11,585            $10,307
 3/31/1999             $10,990                 $11,601            $10,338
 4/30/1999             $11,018                 $11,630            $10,414
 5/31/1999             $10,962                 $11,563            $10,414
 6/30/1999             $10,822                 $11,396            $10,414
 7/31/1999             $10,831                 $11,438            $10,445
 8/31/1999             $10,738                 $11,346            $10,470
 9/30/1999             $10,699                 $11,351            $10,520
10/31/1999             $10,547                 $11,228            $10,539
11/30/1999             $10,633                 $11,347            $10,545
12/31/1999             $10,547                 $11,263            $10,545
 1/31/2000             $10,479                 $11,214            $10,576
 2/29/2000             $10,586                 $11,344            $10,639
 3/31/2000             $10,820                 $11,592            $10,727
 4/30/2000             $10,761                 $11,523            $10,733
 5/31/2000             $10,693                 $11,463            $10,746
 6/30/2000             $10,959                 $11,767            $10,802
 7/31/2000             $11,118                 $11,931            $10,827
 8/31/2000             $11,268                 $12,115            $10,827
 9/30/2000             $11,218                 $12,052            $10,883
10/31/2000             $11,329                 $12,183            $10,902
11/30/2000             $11,421                 $12,275            $10,909
12/31/2000             $11,705                 $12,579            $10,902
 1/31/2001             $11,776                 $12,703            $10,971
 2/28/2001             $11,838                 $12,744            $11,015
 3/31/2001             $11,941                 $12,858            $11,040
 4/30/2001             $11,828                 $12,719            $11,084
 5/31/2001             $11,942                 $12,855            $11,134
 6/30/2001             $12,025                 $12,941            $11,153
 7/31/2001             $12,224                 $13,133            $11,122
 8/31/2001             $12,423                 $13,350            $11,122
 9/30/2001             $12,392                 $13,305            $11,172
10/31/2001             $12,550                 $13,463            $11,134
11/30/2001             $12,443                 $13,350            $11,115
12/31/2001             $12,325                 $13,223            $11,071
 1/31/2002             $12,516                 $13,453            $11,096
 2/28/2002             $12,645                 $13,615            $11,140
 3/31/2002             $12,427                 $13,348            $11,203
 4/30/2002             $12,620                 $13,609            $11,266
 5/31/2002             $12,695                 $13,692            $11,266
 6/30/2002             $12,814                 $13,836            $11,272
 7/31/2002             $12,965                 $14,014            $11,284
 8/31/2002             $13,129                 $14,183            $11,322
 9/30/2002             $13,448                 $14,494            $11,341
10/31/2002             $13,180                 $14,253            $11,360
11/30/2002             $13,121                 $14,194            $11,360
12/31/2002             $13,399                 $14,494            $11,335
 1/31/2003             $13,396                 $14,457            $11,385
 2/28/2003             $13,573                 $14,659            $11,472
 3/31/2003             $13,603                 $14,668            $11,541
 4/30/2003             $13,713                 $14,765            $11,516
 5/31/2003             $14,040                 $15,110            $11,497
 6/30/2003             $14,001                 $15,046            $11,510
 7/31/2003             $13,478                 $14,520            $11,523
 8/31/2003             $13,566                 $14,628            $11,566
 9/30/2003             $13,922                 $15,058            $11,604
10/31/2003             $13,848                 $14,982            $11,591
11/30/2003             $14,019                 $15,138            $11,560
12/31/2003             $14,132                 $15,264            $11,548
 1/31/2004             $14,245                 $15,351            $11,604
 2/29/2004             $14,454                 $15,582            $11,667
 3/31/2004             $14,413                 $15,528            $11,742
 4/30/2004             $14,062                 $15,160            $11,779
 5/31/2004             $13,998                 $15,105            $11,848
 6/30/2004             $14,030                 $15,160            $11,886
 7/31/2004             $14,230                 $15,360            $11,867
 8/31/2004             $14,492                 $15,667            $11,873
 9/30/2004             $14,596                 $15,751            $11,898
10/31/2004             $14,726                 $15,886            $11,961
11/30/2004             $14,622                 $15,755            $11,967
12/31/2004             $14,802                 $15,947            $11,924
 1/31/2005             $14,970                 $16,096            $11,949
 2/28/2005             $14,928                 $16,043            $12,018
 3/31/2005             $14,873                 $15,942            $12,112
 4/30/2005             $15,080                 $16,193            $12,193
 5/31/2005             $15,201                 $16,308            $12,180
 6/30/2005             $15,271                 $16,409            $12,187
 7/31/2005             $15,203                 $16,335            $12,243
 8/31/2005             $15,350                 $16,500            $12,306
 9/30/2005             $15,255                 $16,388            $12,456
10/31/2005             $15,198                 $16,289            $12,481
11/30/2005             $15,256                 $16,367            $12,381
12/31/2005             $15,379                 $16,508            $12,331
 1/31/2006             $15,411                 $16,552            $12,425
 2/28/2006             $15,535                 $16,664            $12,450
 3/31/2006             $15,437                 $16,549            $12,519
 4/30/2006             $15,456                 $16,543            $12,625
 5/31/2006             $15,502                 $16,617            $12,688
 6/30/2006             $15,469                 $16,554            $12,713
 7/31/2006             $15,620                 $16,751            $12,751
 8/31/2006             $15,812                 $17,000            $12,776
 9/30/2006             $15,925                 $17,118            $12,713
10/31/2006             $16,012                 $17,225            $12,644
11/30/2006             $16,152                 $17,369            $12,625
12/31/2006             $16,105                 $17,307            $12,644
 1/31/2007             $16,070                 $17,263            $12,683
 2/28/2007             $16,244                 $17,490            $12,751


AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS B                        2/28/07
---------------------------------------
1-Year                          +0.12%
---------------------------------------
5-Year                          +4.25%
---------------------------------------
Since Inception (2/1/00)        +5.89%
---------------------------------------

CLASS B (2/1/00-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin Florida       Lehman Brothers
   Date           Tax-Free Income Fund  Municipal Bond Index 8     CPI 8
-----------     ----------------------  ----------------------   ---------
   2/1/2000           $10,000                   $10,000            $10,000
  2/29/2000           $10,102                   $10,116            $10,059
  3/31/2000           $10,329                   $10,337            $10,142
  4/30/2000           $10,269                   $10,276            $10,148
  5/31/2000           $10,199                   $10,223            $10,160
  6/30/2000           $10,457                   $10,494            $10,213
  7/31/2000           $10,603                   $10,640            $10,237
  8/31/2000           $10,741                   $10,804            $10,237
  9/30/2000           $10,688                   $10,747            $10,290
 10/31/2000           $10,793                   $10,865            $10,308
 11/30/2000           $10,884                   $10,947            $10,314
 12/31/2000           $11,139                   $11,217            $10,308
  1/31/2001           $11,212                   $11,328            $10,373
  2/28/2001           $11,265                   $11,364            $10,415
  3/31/2001           $11,357                   $11,466            $10,438
  4/30/2001           $11,254                   $11,342            $10,480
  5/31/2001           $11,347                   $11,464            $10,527
  6/30/2001           $11,420                   $11,541            $10,545
  7/31/2001           $11,613                   $11,712            $10,515
  8/31/2001           $11,797                   $11,905            $10,515
  9/30/2001           $11,762                   $11,865            $10,563
 10/31/2001           $11,896                   $12,006            $10,527
 11/30/2001           $11,810                   $11,905            $10,509
 12/31/2001           $11,693                   $11,792            $10,468
  1/31/2002           $11,868                   $11,997            $10,492
  2/28/2002           $11,983                   $12,141            $10,533
  3/31/2002           $11,761                   $11,903            $10,592
  4/30/2002           $11,938                   $12,136            $10,652
  5/31/2002           $12,013                   $12,210            $10,652
  6/30/2002           $12,119                   $12,339            $10,658
  7/31/2002           $12,256                   $12,498            $10,669
  8/31/2002           $12,405                   $12,648            $10,705
  9/30/2002           $12,710                   $12,925            $10,723
 10/31/2002           $12,441                   $12,711            $10,741
 11/30/2002           $12,381                   $12,658            $10,741
 12/31/2002           $12,647                   $12,925            $10,717
  1/31/2003           $12,627                   $12,892            $10,764
  2/28/2003           $12,798                   $13,072            $10,847
  3/31/2003           $12,820                   $13,080            $10,912
  4/30/2003           $12,918                   $13,167            $10,889
  5/31/2003           $13,218                   $13,475            $10,871
  6/30/2003           $13,176                   $13,418            $10,883
  7/31/2003           $12,669                   $12,948            $10,895
  8/31/2003           $12,756                   $13,045            $10,936
  9/30/2003           $13,083                   $13,428            $10,972
 10/31/2003           $13,007                   $13,361            $10,960
 11/30/2003           $13,161                   $13,500            $10,930
 12/31/2003           $13,261                   $13,612            $10,918
  1/31/2004           $13,361                   $13,690            $10,972
  2/29/2004           $13,561                   $13,896            $11,031
  3/31/2004           $13,517                   $13,847            $11,102
  4/30/2004           $13,173                   $13,519            $11,137
  5/31/2004           $13,107                   $13,470            $11,203
  6/30/2004           $13,129                   $13,519            $11,238
  7/31/2004           $13,308                   $13,697            $11,220
  8/31/2004           $13,556                   $13,972            $11,226
  9/30/2004           $13,646                   $14,046            $11,250
 10/31/2004           $13,760                   $14,167            $11,309
 11/30/2004           $13,647                   $14,050            $11,315
 12/31/2004           $13,830                   $14,221            $11,274
  1/31/2005           $13,968                   $14,354            $11,297
  2/28/2005           $13,922                   $14,307            $11,363
  3/31/2005           $13,865                   $14,216            $11,451
  4/30/2005           $14,062                   $14,441            $11,528
  5/31/2005           $14,155                   $14,543            $11,517
  6/30/2005           $14,226                   $14,633            $11,523
  7/31/2005           $14,145                   $14,567            $11,576
  8/31/2005           $14,274                   $14,714            $11,635
  9/30/2005           $14,181                   $14,615            $11,777
 10/31/2005           $14,121                   $14,526            $11,801
 11/30/2005           $14,169                   $14,596            $11,706
 12/31/2005           $14,287                   $14,721            $11,659
  1/31/2006           $14,299                   $14,761            $11,748
  2/28/2006           $14,406                   $14,860            $11,771
  3/31/2006           $14,309                   $14,758            $11,836
  4/30/2006           $14,321                   $14,752            $11,937
  5/31/2006           $14,356                   $14,818            $11,996
  6/30/2006           $14,319                   $14,762            $12,020
  7/31/2006           $14,452                   $14,938            $12,056
  8/31/2006           $14,634                   $15,160            $12,079
  9/30/2006           $14,731                   $15,265            $12,020
 10/31/2006           $14,804                   $15,361            $11,955
 11/30/2006           $14,914                   $15,489            $11,937
 12/31/2006           $14,875                   $15,434            $11,955
  1/31/2007           $14,837                   $15,395            $11,991
  2/28/2007           $14,990                   $15,597            $12,056


24 | Annual Report

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin Florida       Lehman Brothers
   Date           Tax-Free Income Fund  Municipal Bond Index 8     CPI 8
-----------     ----------------------  ----------------------   ---------
   3/1/1997              $10,000               $10,000             $10,000
  3/31/1997               $9,884                $9,867             $10,025
  4/30/1997               $9,972                $9,949             $10,038
  5/31/1997              $10,078               $10,099             $10,031
  6/30/1997              $10,175               $10,207             $10,044
  7/31/1997              $10,420               $10,489             $10,056
  8/31/1997              $10,333               $10,391             $10,075
  9/30/1997              $10,411               $10,514             $10,100
 10/31/1997              $10,472               $10,582             $10,125
 11/30/1997              $10,533               $10,644             $10,119
 12/31/1997              $10,673               $10,799             $10,107
  1/31/1998              $10,778               $10,911             $10,125
  2/28/1998              $10,784               $10,914             $10,144
  3/31/1998              $10,799               $10,924             $10,163
  4/30/1998              $10,777               $10,875             $10,182
  5/31/1998              $10,902               $11,047             $10,201
  6/30/1998              $10,944               $11,090             $10,213
  7/31/1998              $10,968               $11,118             $10,226
  8/31/1998              $11,112               $11,290             $10,238
  9/30/1998              $11,201               $11,430             $10,251
 10/31/1998              $11,207               $11,430             $10,276
 11/30/1998              $11,260               $11,470             $10,276
 12/31/1998              $11,282               $11,499             $10,269
  1/31/1999              $11,371               $11,636             $10,294
  2/28/1999              $11,348               $11,585             $10,307
  3/31/1999              $11,352               $11,601             $10,338
  4/30/1999              $11,375               $11,630             $10,414
  5/31/1999              $11,312               $11,563             $10,414
  6/30/1999              $11,165               $11,396             $10,414
  7/31/1999              $11,169               $11,438             $10,445
  8/31/1999              $11,058               $11,346             $10,470
  9/30/1999              $11,014               $11,351             $10,520
 10/31/1999              $10,854               $11,228             $10,539
 11/30/1999              $10,946               $11,347             $10,545
 12/31/1999              $10,853               $11,263             $10,545
  1/31/2000              $10,769               $11,214             $10,576
  2/29/2000              $10,872               $11,344             $10,639
  3/31/2000              $11,116               $11,592             $10,727
  4/30/2000              $11,041               $11,523             $10,733
  5/31/2000              $10,967               $11,463             $10,746
  6/30/2000              $11,243               $11,767             $10,802
  7/31/2000              $11,400               $11,931             $10,827
  8/31/2000              $11,547               $12,115             $10,827
  9/30/2000              $11,491               $12,052             $10,883
 10/31/2000              $11,598               $12,183             $10,902
 11/30/2000              $11,696               $12,275             $10,909
 12/31/2000              $11,969               $12,579             $10,902
  1/31/2001              $12,046               $12,703             $10,971
  2/28/2001              $12,103               $12,744             $11,015
  3/31/2001              $12,202               $12,858             $11,040
  4/30/2001              $12,082               $12,719             $11,084
  5/31/2001              $12,181               $12,855             $11,134
  6/30/2001              $12,270               $12,941             $11,153
  7/31/2001              $12,465               $13,133             $11,122
  8/31/2001              $12,661               $13,350             $11,122
  9/30/2001              $12,623               $13,305             $11,172
 10/31/2001              $12,777               $13,463             $11,134
 11/30/2001              $12,675               $13,350             $11,115
 12/31/2001              $12,539               $13,223             $11,071
  1/31/2002              $12,737               $13,453             $11,096
  2/28/2002              $12,860               $13,615             $11,140
  3/31/2002              $12,624               $13,348             $11,203
  4/30/2002              $12,813               $13,609             $11,266
  5/31/2002              $12,882               $13,692             $11,266
  6/30/2002              $12,995               $13,836             $11,272
  7/31/2002              $13,152               $14,014             $11,284
  8/31/2002              $13,311               $14,183             $11,322
  9/30/2002              $13,636               $14,494             $11,341
 10/31/2002              $13,350               $14,253             $11,360
 11/30/2002              $13,285               $14,194             $11,360
 12/31/2002              $13,569               $14,494             $11,335
  1/31/2003              $13,548               $14,457             $11,385
  2/28/2003              $13,719               $14,659             $11,472
  3/31/2003              $13,744               $14,668             $11,541
  4/30/2003              $13,860               $14,765             $11,516
  5/31/2003              $14,170               $15,110             $11,497
  6/30/2003              $14,135               $15,046             $11,510
  7/31/2003              $13,593               $14,520             $11,523
  8/31/2003              $13,674               $14,628             $11,566
  9/30/2003              $14,033               $15,058             $11,604
 10/31/2003              $13,952               $14,982             $11,591
 11/30/2003              $14,115               $15,138             $11,560
 12/31/2003              $14,222               $15,264             $11,548
  1/31/2004              $14,329               $15,351             $11,604
  2/29/2004              $14,532               $15,582             $11,667
  3/31/2004              $14,485               $15,528             $11,742
  4/30/2004              $14,131               $15,160             $11,779
  5/31/2004              $14,062               $15,105             $11,848
  6/30/2004              $14,085               $15,160             $11,886
  7/31/2004              $14,276               $15,360             $11,867
  8/31/2004              $14,528               $15,667             $11,873
  9/30/2004              $14,624               $15,751             $11,898
 10/31/2004              $14,757               $15,886             $11,961
 11/30/2004              $14,636               $15,755             $11,967
 12/31/2004              $14,819               $15,947             $11,924
  1/31/2005              $14,978               $16,096             $11,949
  2/28/2005              $14,929               $16,043             $12,018
  3/31/2005              $14,868               $15,942             $12,112
  4/30/2005              $15,078               $16,193             $12,193
  5/31/2005              $15,190               $16,308             $12,180
  6/30/2005              $15,253               $16,409             $12,187
  7/31/2005              $15,179               $16,335             $12,243
  8/31/2005              $15,318               $16,500             $12,306
  9/30/2005              $15,217               $16,388             $12,456
 10/31/2005              $15,141               $16,289             $12,481
 11/30/2005              $15,204               $16,367             $12,381
 12/31/2005              $15,318               $16,508             $12,331
  1/31/2006              $15,343               $16,552             $12,425
  2/28/2006              $15,445               $16,664             $12,450
  3/31/2006              $15,341               $16,549             $12,519
  4/30/2006              $15,366               $16,543             $12,625
  5/31/2006              $15,404               $16,617             $12,688
  6/30/2006              $15,352               $16,554             $12,713
  7/31/2006              $15,506               $16,751             $12,751
  8/31/2006              $15,687               $17,000             $12,776
  9/30/2006              $15,791               $17,118             $12,713
 10/31/2006              $15,869               $17,225             $12,644
 11/30/2006              $15,999               $17,369             $12,625
 12/31/2006              $15,958               $17,307             $12,644
  1/31/2007              $15,904               $17,263             $12,683
  2/28/2007              $16,076               $17,490             $12,751

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS C                                   2/28/07
-------------------------------------------------
1-Year                                     +3.18%
-------------------------------------------------
5-Year                                     +4.57%
-------------------------------------------------
10-Year                                    +4.86%
-------------------------------------------------

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the 2007 maximum federal income tax rate 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 25

Your Fund's Expenses

FRANKLIN FLORIDA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


26 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/06       VALUE 2/28/07   PERIOD* 9/1/06-2/28/07
---------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,027.60              $3.12
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,021.72              $3.11
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,024.70              $5.87
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,018.99              $5.86
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,025.30              $5.77
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,019.09              $5.76
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.62%; B: 1.17%; and C: 1.15%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 27

Franklin Georgia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ......................     65.5%
AA .......................      9.7%
A ........................      2.8%
BBB ......................      3.0%
Below Investment Grade ...      1.7%
Not Rated by S&P .........     17.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                      MOODY'S
AAA or Aaa                     15.1%
AA or Aa                        1.4%
BBB or Baa                      0.8%
------------------------------------
Total                          17.3%

We are pleased to bring you Franklin Georgia Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $12.13 on February 28, 2006, to $12.20 on February 28, 2007. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 110.


28 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Georgia Tax-Free Income Fund

------------------------------------------------------------------------------
                                              DIVIDEND PER SHARE
                                     -----------------------------------------
MONTH                                 CLASS A                     CLASS C
------------------------------------------------------------------------------
March 2006                           4.15 cents                 3.58 cents
------------------------------------------------------------------------------
April 2006                           4.15 cents                 3.58 cents
------------------------------------------------------------------------------
May 2006                             4.15 cents                 3.58 cents
------------------------------------------------------------------------------
June 2006                            4.10 cents                 3.55 cents
------------------------------------------------------------------------------
July 2006                            4.10 cents                 3.55 cents
------------------------------------------------------------------------------
August 2006                          4.10 cents                 3.55 cents
------------------------------------------------------------------------------
September 2006                       4.10 cents                 3.55 cents
------------------------------------------------------------------------------
October 2006                         4.10 cents                 3.55 cents
------------------------------------------------------------------------------
November 2006                        4.10 cents                 3.55 cents
------------------------------------------------------------------------------
December 2006                        4.10 cents                 3.53 cents
------------------------------------------------------------------------------
January 2007                         4.10 cents                 3.53 cents
------------------------------------------------------------------------------
February 2007                        4.10 cents                 3.53 cents
------------------------------------------------------------------------------

Class A shares paid dividends totaling 49.49 cents per share for the reporting period. 2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.86% based on an annualization of the current 4.10 cent per share dividend and the maximum offering price of $12.74 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 6.32% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 29

STATE UPDATE

Georgia's ongoing and broad-based economic recovery translated into job growth within nearly every sector except information technology and manufacturing, which contracted. Industries leading the state's recovery included leisure; construction; and data, professional and business services, all of which posted double-digit growth over the past three fiscal years. Expected job losses from the bankruptcy of Delta Air Lines, Georgia's second-largest employer, and from General Motors' and Ford Motor's manufacturing plant closings, could be offset by potential job gains from Kia Motors' plant opening and its suppliers. Furthermore, many companies -- including Aflac, Gulfstream and Hewlett Packard -- have recently located or expanded into Georgia, as part of a record $5.76 billion worth of new investment the state received during calendar year 2006. 3 Efforts to stimulate geographical diversification outside of the Atlanta metropolitan area continued, and along with a diversified economy, limited the impact a few large employers have on the state. As of February 2007, Georgia's unemployment rate was 4.3%, which was lower than the 4.5% national rate. 4

With its strong economy, Georgia stabilized financial operations with significant tax revenue growth and tight spending controls. Individual income and general sales tax collections in fiscal year 2006 exceeded fiscal year 2005 levels. In particular, corporate income tax receipts recorded a dramatic rise. With all revenue streams combined, the state produced an estimated fiscal year 2006 operating surplus of almost $640 million. 5 The state's top priority for this windfall was replenishment of fund reserves that were nearly depleted just a few years ago. In particular, $483 million of the surplus was used to boost the revenue shortfall reserve balance to $740 million, its highest level since 2001, though still below its pre-recession high. 5 Education, Medicaid and corrections spending increased, but based on the state's history of strong financial management, Georgia had a solid financial outlook.

Bound by the state constitution, Georgia's formal debt-management policy controlled debt issuance volume and maintained a moderate debt burden. The state carries $784 of net tax-supported debt per capita, compared with the national median of $754, and its debt amounts to 2.7% of personal income compared with the national median of 2.5%. 5 Given the state's solid job growth, healthy revenue, reestablishment of budget reserves and strong financial monitoring and

3.    Source: "Georgia State of the State Address 2007," STATELINE.ORG, 1/10/07.

4.    Source: Bureau of Labor Statistics.

5.    Source: Moody's Investors Service, "New Issue: Georgia (State of),"
      12/13/06.


30 | Annual Report
oversight, independent credit rating agency Standard & Poor's assigned Georgia's general obligation bonds its highest rating of AAA with a stable outlook. 6

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Georgia Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               24.7%
--------------------------------------------------------------------------------
Utilities                                                                 24.6%
--------------------------------------------------------------------------------
Higher Education                                                          18.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    13.5%
--------------------------------------------------------------------------------
General Obligation                                                         5.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       4.3%
--------------------------------------------------------------------------------
Housing                                                                    2.5%
--------------------------------------------------------------------------------
Other Revenue                                                              2.3%
--------------------------------------------------------------------------------
Transportation                                                             2.0%
--------------------------------------------------------------------------------
Tax-Supported                                                              1.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                           0.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

6.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 31

Performance Summary as of 2/28/07

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FTGAX)                                     CHANGE    2/28/07      2/28/06
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.07     $12.20       $12.13
-------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
-------------------------------------------------------------------------------------------
Dividend Income                              $0.4949
-------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FGAIX)                                     CHANGE    2/28/07      2/28/06
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.07     $12.31       $12.24
-------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
-------------------------------------------------------------------------------------------
Dividend Income                              $0.4275
-------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR        5-YEAR      10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.79%       +28.03%      +66.07%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +0.32%        +4.15%       +4.74%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +0.59%        +4.41%       +4.79%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.86%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.32%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.26%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.34%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           0.74%
---------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR        5-YEAR      10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.16%       +24.62%      +57.25%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +3.16%        +4.50%       +4.63%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +3.58%        +4.78%       +4.68%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.46%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.66%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.87%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.70%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.29%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

32 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
CLASS A                                 2/28/07
-----------------------------------------------
1-Year                                   +0.32%
-----------------------------------------------
5-Year                                   +4.15%
-----------------------------------------------
10-Year                                  +4.74%
-----------------------------------------------

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin Georgia           Lehman Brothers
    Date           Tax-Free Income Fund       Municipal Bond Index 8    CPI 8
-----------       ----------------------     -----------------------   --------
   3/1/1997               $9,572                    $10,000            $10,000
  3/31/1997               $9,486                     $9,867            $10,025
  4/30/1997               $9,561                     $9,949            $10,038
  5/31/1997               $9,661                    $10,099            $10,031
  6/30/1997               $9,745                    $10,207            $10,044
  7/31/1997               $9,953                    $10,489            $10,056
  8/31/1997               $9,890                    $10,391            $10,075
  9/30/1997               $9,992                    $10,514            $10,100
 10/31/1997              $10,045                    $10,582            $10,125
 11/30/1997              $10,114                    $10,644            $10,119
 12/31/1997              $10,234                    $10,799            $10,107
  1/31/1998              $10,312                    $10,911            $10,125
  2/28/1998              $10,315                    $10,914            $10,144
  3/31/1998              $10,333                    $10,924            $10,163
  4/30/1998              $10,327                    $10,875            $10,182
  5/31/1998              $10,457                    $11,047            $10,201
  6/30/1998              $10,489                    $11,090            $10,213
  7/31/1998              $10,508                    $11,118            $10,226
  8/31/1998              $10,632                    $11,290            $10,238
  9/30/1998              $10,755                    $11,430            $10,251
 10/31/1998              $10,730                    $11,430            $10,276
 11/30/1998              $10,775                    $11,470            $10,276
 12/31/1998              $10,811                    $11,499            $10,269
  1/31/1999              $10,891                    $11,636            $10,294
  2/28/1999              $10,855                    $11,585            $10,307
  3/31/1999              $10,873                    $11,601            $10,338
  4/30/1999              $10,908                    $11,630            $10,414
  5/31/1999              $10,854                    $11,563            $10,414
  6/30/1999              $10,709                    $11,396            $10,414
  7/31/1999              $10,717                    $11,438            $10,445
  8/31/1999              $10,588                    $11,346            $10,470
  9/30/1999              $10,560                    $11,351            $10,520
 10/31/1999              $10,411                    $11,228            $10,539
 11/30/1999              $10,485                    $11,347            $10,545
 12/31/1999              $10,391                    $11,263            $10,545
  1/31/2000              $10,296                    $11,214            $10,576
  2/29/2000              $10,447                    $11,344            $10,639
  3/31/2000              $10,693                    $11,592            $10,727
  4/30/2000              $10,645                    $11,523            $10,733
  5/31/2000              $10,578                    $11,463            $10,746
  6/30/2000              $10,856                    $11,767            $10,802
  7/31/2000              $10,981                    $11,931            $10,827
  8/31/2000              $11,155                    $12,115            $10,827
  9/30/2000              $11,076                    $12,052            $10,883
 10/31/2000              $11,211                    $12,183            $10,902
 11/30/2000              $11,309                    $12,275            $10,909
 12/31/2000              $11,583                    $12,579            $10,902
  1/31/2001              $11,651                    $12,703            $10,971
  2/28/2001              $11,700                    $12,744            $11,015
  3/31/2001              $11,808                    $12,858            $11,040
  4/30/2001              $11,686                    $12,719            $11,084
  5/31/2001              $11,785                    $12,855            $11,134
  6/30/2001              $11,884                    $12,941            $11,153
  7/31/2001              $12,055                    $13,133            $11,122
  8/31/2001              $12,246                    $13,350            $11,122
  9/30/2001              $12,162                    $13,305            $11,172
 10/31/2001              $12,335                    $13,463            $11,134
 11/30/2001              $12,239                    $13,350            $11,115
 12/31/2001              $12,123                    $13,223            $11,071
  1/31/2002              $12,275                    $13,453            $11,096
  2/28/2002              $12,418                    $13,615            $11,140
  3/31/2002              $12,205                    $13,348            $11,203
  4/30/2002              $12,360                    $13,609            $11,266
  5/31/2002              $12,421                    $13,692            $11,266
  6/30/2002              $12,523                    $13,836            $11,272
  7/31/2002              $12,669                    $14,014            $11,284
  8/31/2002              $12,784                    $14,183            $11,322
  9/30/2002              $13,059                    $14,494            $11,341
 10/31/2002              $12,787                    $14,253            $11,360
 11/30/2002              $12,762                    $14,194            $11,360
 12/31/2002              $13,019                    $14,494            $11,335
  1/31/2003              $12,994                    $14,457            $11,385
  2/28/2003              $13,166                    $14,659            $11,472
  3/31/2003              $13,174                    $14,668            $11,541
  4/30/2003              $13,313                    $14,765            $11,516
  5/31/2003              $13,631                    $15,110            $11,497
  6/30/2003              $13,658                    $15,046            $11,510
  7/31/2003              $13,094                    $14,520            $11,523
  8/31/2003              $13,211                    $14,628            $11,566
  9/30/2003              $13,599                    $15,058            $11,604
 10/31/2003              $13,492                    $14,982            $11,591
 11/30/2003              $13,645                    $15,138            $11,560
 12/31/2003              $13,775                    $15,264            $11,548
  1/31/2004              $13,881                    $15,351            $11,604
  2/29/2004              $14,092                    $15,582            $11,667
  3/31/2004              $14,050                    $15,528            $11,742
  4/30/2004              $13,697                    $15,160            $11,779
  5/31/2004              $13,644                    $15,105            $11,848
  6/30/2004              $13,695                    $15,160            $11,886
  7/31/2004              $13,874                    $15,360            $11,867
  8/31/2004              $14,136                    $15,667            $11,873
  9/30/2004              $14,235                    $15,751            $11,898
 10/31/2004              $14,381                    $15,886            $11,961
 11/30/2004              $14,231                    $15,755            $11,967
 12/31/2004              $14,450                    $15,947            $11,924
  1/31/2005              $14,657                    $16,096            $11,949
  2/28/2005              $14,602                    $16,043            $12,018
  3/31/2005              $14,522                    $15,942            $12,112
  4/30/2005              $14,755                    $16,193            $12,193
  5/31/2005              $14,868                    $16,308            $12,180
  6/30/2005              $14,921                    $16,409            $12,187
  7/31/2005              $14,864                    $16,335            $12,243
  8/31/2005              $15,027                    $16,500            $12,306
  9/30/2005              $14,907                    $16,388            $12,456
 10/31/2005              $14,812                    $16,289            $12,481
 11/30/2005              $14,875                    $16,367            $12,381
 12/31/2005              $15,026                    $16,508            $12,331
  1/31/2006              $15,052                    $16,552            $12,425
  2/28/2006              $15,179                    $16,664            $12,450
  3/31/2006              $15,068                    $16,549            $12,519
  4/30/2006              $15,070                    $16,543            $12,625
  5/31/2006              $15,109                    $16,617            $12,688
  6/30/2006              $15,047                    $16,554            $12,713
  7/31/2006              $15,188                    $16,751            $12,751
  8/31/2006              $15,419                    $17,000            $12,776
  9/30/2006              $15,535                    $17,118            $12,713
 10/31/2006              $15,627                    $17,225            $12,644
 11/30/2006              $15,795                    $17,369            $12,625
 12/31/2006              $15,732                    $17,307            $12,644
  1/31/2007              $15,694                    $17,263            $12,683
  2/28/2007              $15,897                    $17,490            $12,751

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                 2/28/07
-----------------------------------------------
1-Year                                   +3.16%
-----------------------------------------------
5-Year                                   +4.50%
-----------------------------------------------
10-Year                                  +4.63%
-----------------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin Georgia           Lehman Brothers
    Date           Tax-Free Income Fund       Municipal Bond Index 8    CPI 8
-----------       ----------------------     -----------------------   --------
   3/1/1997               $10,000                    $10,000            $10,000
  3/31/1997                $9,906                     $9,867            $10,025
  4/30/1997                $9,971                     $9,949            $10,038
  5/31/1997               $10,079                    $10,099            $10,031
  6/30/1997               $10,161                    $10,207            $10,044
  7/31/1997               $10,372                    $10,489            $10,056
  8/31/1997               $10,302                    $10,391            $10,075
  9/30/1997               $10,403                    $10,514            $10,100
 10/31/1997               $10,452                    $10,582            $10,125
 11/30/1997               $10,519                    $10,644            $10,119
 12/31/1997               $10,647                    $10,799            $10,107
  1/31/1998               $10,714                    $10,911            $10,125
  2/28/1998               $10,721                    $10,914            $10,144
  3/31/1998               $10,726                    $10,924            $10,163
  4/30/1998               $10,714                    $10,875            $10,182
  5/31/1998               $10,844                    $11,047            $10,201
  6/30/1998               $10,880                    $11,090            $10,213
  7/31/1998               $10,895                    $11,118            $10,226
  8/31/1998               $11,018                    $11,290            $10,238
  9/30/1998               $11,140                    $11,430            $10,251
 10/31/1998               $11,108                    $11,430            $10,276
 11/30/1998               $11,150                    $11,470            $10,276
 12/31/1998               $11,182                    $11,499            $10,269
  1/31/1999               $11,268                    $11,636            $10,294
  2/28/1999               $11,226                    $11,585            $10,307
  3/31/1999               $11,239                    $11,601            $10,338
  4/30/1999               $11,262                    $11,630            $10,414
  5/31/1999               $11,200                    $11,563            $10,414
  6/30/1999               $11,047                    $11,396            $10,414
  7/31/1999               $11,051                    $11,438            $10,445
  8/31/1999               $10,913                    $11,346            $10,470
  9/30/1999               $10,878                    $11,351            $10,520
 10/31/1999               $10,720                    $11,228            $10,539
 11/30/1999               $10,799                    $11,347            $10,545
 12/31/1999               $10,688                    $11,263            $10,545
  1/31/2000               $10,587                    $11,214            $10,576
  2/29/2000               $10,736                    $11,344            $10,639
  3/31/2000               $10,983                    $11,592            $10,727
  4/30/2000               $10,929                    $11,523            $10,733
  5/31/2000               $10,856                    $11,463            $10,746
  6/30/2000               $11,134                    $11,767            $10,802
  7/31/2000               $11,267                    $11,931            $10,827
  8/31/2000               $11,429                    $12,115            $10,827
  9/30/2000               $11,344                    $12,052            $10,883
 10/31/2000               $11,477                    $12,183            $10,902
 11/30/2000               $11,571                    $12,275            $10,909
 12/31/2000               $11,855                    $12,579            $10,902
  1/31/2001               $11,918                    $12,703            $10,971
  2/28/2001               $11,962                    $12,744            $11,015
  3/31/2001               $12,065                    $12,858            $11,040
  4/30/2001               $11,926                    $12,719            $11,084
  5/31/2001               $12,030                    $12,855            $11,134
  6/30/2001               $12,125                    $12,941            $11,153
  7/31/2001               $12,293                    $13,133            $11,122
  8/31/2001               $12,482                    $13,350            $11,122
  9/30/2001               $12,391                    $13,305            $11,172
 10/31/2001               $12,560                    $13,463            $11,134
 11/30/2001               $12,458                    $13,350            $11,115
 12/31/2001               $12,334                    $13,223            $11,071
  1/31/2002               $12,482                    $13,453            $11,096
  2/28/2002               $12,621                    $13,615            $11,140
  3/31/2002               $12,400                    $13,348            $11,203
  4/30/2002               $12,561                    $13,609            $11,266
  5/31/2002               $12,606                    $13,692            $11,266
  6/30/2002               $12,714                    $13,836            $11,272
  7/31/2002               $12,856                    $14,014            $11,284
  8/31/2002               $12,965                    $14,183            $11,322
  9/30/2002               $13,248                    $14,494            $11,341
 10/31/2002               $12,957                    $14,253            $11,360
 11/30/2002               $12,915                    $14,194            $11,360
 12/31/2002               $13,179                    $14,494            $11,335
  1/31/2003               $13,148                    $14,457            $11,385
  2/28/2003               $13,315                    $14,659            $11,472
  3/31/2003               $13,316                    $14,668            $11,541
  4/30/2003               $13,451                    $14,765            $11,516
  5/31/2003               $13,774                    $15,110            $11,497
  6/30/2003               $13,784                    $15,046            $11,510
  7/31/2003               $13,212                    $14,520            $11,523
  8/31/2003               $13,322                    $14,628            $11,566
  9/30/2003               $13,715                    $15,058            $11,604
 10/31/2003               $13,590                    $14,982            $11,591
 11/30/2003               $13,747                    $15,138            $11,560
 12/31/2003               $13,871                    $15,264            $11,548
  1/31/2004               $13,960                    $15,351            $11,604
  2/29/2004               $14,175                    $15,582            $11,667
  3/31/2004               $14,127                    $15,528            $11,742
  4/30/2004               $13,769                    $15,160            $11,779
  5/31/2004               $13,710                    $15,105            $11,848
  6/30/2004               $13,743                    $15,160            $11,886
  7/31/2004               $13,927                    $15,360            $11,867
  8/31/2004               $14,181                    $15,667            $11,873
  9/30/2004               $14,273                    $15,751            $11,898
 10/31/2004               $14,412                    $15,886            $11,961
 11/30/2004               $14,257                    $15,755            $11,967
 12/31/2004               $14,467                    $15,947            $11,924
  1/31/2005               $14,678                    $16,096            $11,949
  2/28/2005               $14,604                    $16,043            $12,018
  3/31/2005               $14,519                    $15,942            $12,112
  4/30/2005               $14,755                    $16,193            $12,193
  5/31/2005               $14,860                    $16,308            $12,180
  6/30/2005               $14,906                    $16,409            $12,187
  7/31/2005               $14,843                    $16,335            $12,243
  8/31/2005               $14,997                    $16,500            $12,306
  9/30/2005               $14,872                    $16,388            $12,456
 10/31/2005               $14,758                    $16,289            $12,481
 11/30/2005               $14,827                    $16,367            $12,381
 12/31/2005               $14,968                    $16,508            $12,331
  1/31/2006               $14,975                    $16,552            $12,425
  2/28/2006               $15,105                    $16,664            $12,450
  3/31/2006               $14,976                    $16,549            $12,519
  4/30/2006               $14,971                    $16,543            $12,625
  5/31/2006               $15,015                    $16,617            $12,688
  6/30/2006               $14,935                    $16,554            $12,713
  7/31/2006               $15,079                    $16,751            $12,751
  8/31/2006               $15,299                    $17,000            $12,776
  9/30/2006               $15,407                    $17,118            $12,713
 10/31/2006               $15,490                    $17,225            $12,644
 11/30/2006               $15,661                    $17,369            $12,625
 12/31/2006               $15,591                    $17,307            $12,644
  1/31/2007               $15,547                    $17,263            $12,683
  2/28/2007               $15,725                    $17,490            $12,751


Annual Report | 33

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

34 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN GEORGIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/06      VALUE 2/28/07   PERIOD* 9/1/06-2/28/07
------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,031.10              $3.68
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,021.17              $3.66
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,028.00              $6.39
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000          $1,018.50              $6.36
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.73% and C: 1.27%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


36 | Annual Report

Franklin Kentucky Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .................................    50.4%
AA ..................................     8.3%
A ...................................     5.2%
BBB .................................     8.2%
Below Investment Grade ..............     1.4%
Not Rated by S&P ....................    26.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S            FITCH
AAA or Aaa                       18.3%               --
AA or Aa                          4.4%               --
A                                   --             1.1%
BBB or Baa                        2.7%               --
-------------------------------------------------------
Total                            25.4%             1.1%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Kentucky Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.39 on February 28, 2006, to $11.44 on February 28, 2007. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 115.


                                                              Annual Report | 37

DIVIDEND DISTRIBUTIONS 2
Franklin Kentucky Tax-Free Income Fund
Class A

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
March 2006                                                            3.85 cents
--------------------------------------------------------------------------------
April 2006                                                            3.85 cents
--------------------------------------------------------------------------------
May 2006                                                              3.85 cents
--------------------------------------------------------------------------------
June 2006                                                             3.80 cents
--------------------------------------------------------------------------------
July 2006                                                             3.80 cents
--------------------------------------------------------------------------------
August 2006                                                           3.80 cents
--------------------------------------------------------------------------------
September 2006                                                        3.80 cents
--------------------------------------------------------------------------------
October 2006                                                          3.80 cents
--------------------------------------------------------------------------------
November 2006                                                         3.80 cents
--------------------------------------------------------------------------------
December 2006                                                         3.75 cents
--------------------------------------------------------------------------------
January 2007                                                          3.75 cents
--------------------------------------------------------------------------------
February 2007                                                         3.75 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 45.72 cents per share for the reporting period. 2 The Performance Summary beginning on page 41 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.77%. An investor in the 2007 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 6.17% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

COMMONWEALTH UPDATE

Kentucky's relatively diverse economy strengthened, reflecting increasing non-farm payroll employment growth following years of declines. Many lower-paid coal mining, tobacco and apparel jobs were replaced by jobs in higher wage sectors including auto manufacturing, transportation equipment, air transport, and health and business services. While the health care and distribution sectors were solid, the manufacturing sector remained weak but highly diversified. The commonwealth's economy is vulnerable to a weakening domestic auto manufacturing sector, as Ford is one of Kentucky's top employers. Toyota is also a major employer, which offers some cushion against the impact of Ford's recent difficulties. UPS (United Parcel Service of America), the commonwealth's leading employer, recently announced a $1 billion expansion plan. Growth in agriscience research took off, and the commonwealth is now home to many major agriscience companies. Despite these improving trends, Kentucky was forecast to lag the nation in employment and income growth in the near term. Unemployment was also expected to increase. In February 2007, Kentucky's unemployment rate was 5.7%, which was higher than the 4.5% national rate. 3

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.

38 | Annual Report

Kentucky's finances have improved and included strengthening revenues that have outperformed estimates, a trend that appears to be continuing. In January 2007, consensus revenue estimates were revised upward, boosting general fund revenues for fiscal years 2007 and 2008 by nearly $232 million and $169 million, respectively. 4 Most of the increase was related to better-than-expected corporate income tax collections. After draw-downs in recent years, the commonwealth's Budget Reserve Trust Fund (BRTF) balance improved to $231 million (about 3% of revenues), up from $0 in fiscal year 2003 and marked the BRTF's largest balance ever. 4 Despite improved financial performance, Kentucky's budget continues to show a structural budget imbalance, with recurring expenditures estimated to exceed recurring revenues by about $453 million, or 5% of revenues, in fiscal year 2008. 4 The budget relies on the availability of a large fiscal 2007 ending balance to cover the gap. Expenditures related to Medicaid, employee health care and pension costs are three of the commonwealth's top outlay concerns, just as they have been in past years. The 2006-2008 biennial budget also continues the implementation of a recently-enacted tax modernization plan, which lowers various tax rates, including many corporate taxes, to stimulate further economic growth. The plan aims to improve the Bluegrass State's employment base and revenue stream.

Kentucky's debt burden is above the national average. Its debt as a percentage of personal income was 4.5%, well in excess of the 2006 debt median of 2.5% for all states. 4 Commonwealth debt per capita was $1,225 compared to the 2006 50-state debt median of $754. 4 Commonwealth debt levels will remain high, as $2 billion of new debt was authorized in the current biennium for various projects, and more is being contemplated in the current legislative session.

Kentucky's long-term credit outlook is stable, supported by an ongoing trend of strong financial control. The outlook also reflects a trend of economic growth and strengthened finances that have improved the commonwealth's fiscal condition. Independent credit rating agency Standard & Poor's expects these trends to continue, and assigned Kentucky an issuer credit rating of AA-. 5

PORTFOLIO BREAKDOWN
Franklin Kentucky Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       25.3%
--------------------------------------------------------------------------------
Utilities                                                                  24.0%
--------------------------------------------------------------------------------
Prerefunded                                                                14.5%
--------------------------------------------------------------------------------
General Obligation                                                         10.4%
--------------------------------------------------------------------------------
Higher Education                                                            5.8%
--------------------------------------------------------------------------------
Housing                                                                     5.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      4.7%
--------------------------------------------------------------------------------
Tax-Supported                                                               4.4%
--------------------------------------------------------------------------------
Transportation                                                              3.1%
--------------------------------------------------------------------------------
Other Revenue                                                               2.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

4. Source: Moody's Investors Service, "New Issue: Kentucky (Commonwealth of)," 2/7/07.

5.    This does not indicate Standard & Poor's rating of the Fund.


                                                              Annual Report | 39

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


40 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRKYX)                             CHANGE    2/28/07   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.05     $11.44    $11.39
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.4572
--------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR      5-YEAR   10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return 2                                +4.57%     +27.42%   +66.99%
-------------------------------------------------------------------------------------
Average Annual Total Return 3                            +0.09%      +4.07%    +4.81%
-------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                       +0.46%      +4.33%    +4.91%
-------------------------------------------------------------------------------------
   Distribution Rate 5                       3.77%
-------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 6    6.17%
-------------------------------------------------------------------------------------
   30-Day Standardized Yield 7               3.34%
-------------------------------------------------------------------------------------
   Taxable Equivalent Yield 6                5.47%
-------------------------------------------------------------------------------------
   Total Annual Operating Expenses 8
-------------------------------------------------------------------------------------
      Without Waiver                         0.78%
-------------------------------------------------------------------------------------
      With Waiver                            0.75%
-------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE FUND'S MANAGER HAS AGREED IN ADVANCE TO VOLUNTARILY WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND. THE FUND'S MANAGER MAY END THIS ARRANGEMENT AT ANY TIME.

                                                              Annual Report | 41

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------
CLASS A                                    2/28/07
--------------------------------------------------
1-Year                                      +0.09%
--------------------------------------------------
5-Year                                      +4.07%
--------------------------------------------------
10-Year                                     +4.81%
--------------------------------------------------

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin Kentucky         Lehman Brothers
     Date            Tax-Free Income    Fund Municipal Bond Index 9     CPI 9
  ----------        ------------------  ---------------------------   ---------
    3/1/1997              $9,575                  $10,000              $10,000
   3/31/1997              $9,446                   $9,867              $10,025
   4/30/1997              $9,534                   $9,949              $10,038
   5/31/1997              $9,666                  $10,099              $10,031
   6/30/1997              $9,772                  $10,207              $10,044
   7/31/1997             $10,038                  $10,489              $10,056
   8/31/1997              $9,968                  $10,391              $10,075
   9/30/1997             $10,085                  $10,514              $10,100
  10/31/1997             $10,140                  $10,582              $10,125
  11/30/1997             $10,222                  $10,644              $10,119
  12/31/1997             $10,375                  $10,799              $10,107
   1/31/1998             $10,466                  $10,911              $10,125
   2/28/1998             $10,475                  $10,914              $10,144
   3/31/1998             $10,502                  $10,924              $10,163
   4/30/1998             $10,465                  $10,875              $10,182
   5/31/1998             $10,632                  $11,047              $10,201
   6/30/1998             $10,678                  $11,090              $10,213
   7/31/1998             $10,697                  $11,118              $10,226
   8/31/1998             $10,846                  $11,290              $10,238
   9/30/1998             $10,969                  $11,430              $10,251
  10/31/1998             $10,940                  $11,430              $10,276
  11/30/1998             $10,978                  $11,470              $10,276
  12/31/1998             $11,007                  $11,499              $10,269
   1/31/1999             $11,112                  $11,636              $10,294
   2/28/1999             $11,054                  $11,585              $10,307
   3/31/1999             $11,082                  $11,601              $10,338
   4/30/1999             $11,100                  $11,630              $10,414
   5/31/1999             $11,040                  $11,563              $10,414
   6/30/1999             $10,882                  $11,396              $10,414
   7/31/1999             $10,890                  $11,438              $10,445
   8/31/1999             $10,751                  $11,346              $10,470
   9/30/1999             $10,729                  $11,351              $10,520
  10/31/1999             $10,558                  $11,228              $10,539
  11/30/1999             $10,636                  $11,347              $10,545
  12/31/1999             $10,534                  $11,263              $10,545
   1/31/2000             $10,441                  $11,214              $10,576
   2/29/2000             $10,592                  $11,344              $10,639
   3/31/2000             $10,854                  $11,592              $10,727
   4/30/2000             $10,740                  $11,523              $10,733
   5/31/2000             $10,615                  $11,463              $10,746
   6/30/2000             $10,912                  $11,767              $10,802
   7/31/2000             $11,097                  $11,931              $10,827
   8/31/2000             $11,283                  $12,115              $10,827
   9/30/2000             $11,197                  $12,052              $10,883
  10/31/2000             $11,331                  $12,183              $10,902
  11/30/2000             $11,435                  $12,275              $10,909
  12/31/2000             $11,751                  $12,579              $10,902
   1/31/2001             $11,802                  $12,703              $10,971
   2/28/2001             $11,832                  $12,744              $11,015
   3/31/2001             $11,947                  $12,858              $11,040
   4/30/2001             $11,794                  $12,719              $11,084
   5/31/2001             $11,921                  $12,855              $11,134
   6/30/2001             $12,038                  $12,941              $11,153
   7/31/2001             $12,220                  $13,133              $11,122
   8/31/2001             $12,403                  $13,350              $11,122
   9/30/2001             $12,268                  $13,305              $11,172
  10/31/2001             $12,442                  $13,463              $11,134
  11/30/2001             $12,350                  $13,350              $11,115
  12/31/2001             $12,219                  $13,223              $11,071
   1/31/2002             $12,401                  $13,453              $11,096
   2/28/2002             $12,551                  $13,615              $11,140
   3/31/2002             $12,353                  $13,348              $11,203
   4/30/2002             $12,550                  $13,609              $11,266
   5/31/2002             $12,623                  $13,692              $11,266
   6/30/2002             $12,764                  $13,836              $11,272
   7/31/2002             $12,907                  $14,014              $11,284
   8/31/2002             $13,026                  $14,183              $11,322
   9/30/2002             $13,262                  $14,494              $11,341
  10/31/2002             $12,989                  $14,253              $11,360
  11/30/2002             $12,947                  $14,194              $11,360
  12/31/2002             $13,232                  $14,494              $11,335
   1/31/2003             $13,176                  $14,457              $11,385
   2/28/2003             $13,355                  $14,659              $11,472
   3/31/2003             $13,346                  $14,668              $11,541
   4/30/2003             $13,420                  $14,765              $11,516
   5/31/2003             $13,744                  $15,110              $11,497
   6/30/2003             $13,697                  $15,046              $11,510
   7/31/2003             $13,146                  $14,520              $11,523
   8/31/2003             $13,268                  $14,628              $11,566
   9/30/2003             $13,718                  $15,058              $11,604
  10/31/2003             $13,635                  $14,982              $11,591
  11/30/2003             $13,783                  $15,138              $11,560
  12/31/2003             $13,919                  $15,264              $11,548
   1/31/2004             $13,994                  $15,351              $11,604
   2/29/2004             $14,218                  $15,582              $11,667
   3/31/2004             $14,207                  $15,528              $11,742
   4/30/2004             $13,849                  $15,160              $11,779
   5/31/2004             $13,752                  $15,105              $11,848
   6/30/2004             $13,814                  $15,160              $11,886
   7/31/2004             $14,015                  $15,360              $11,867
   8/31/2004             $14,254                  $15,667              $11,873
   9/30/2004             $14,406                  $15,751              $11,898
  10/31/2004             $14,482                  $15,886              $11,961
  11/30/2004             $14,380                  $15,755              $11,967
  12/31/2004             $14,571                  $15,947              $11,924
   1/31/2005             $14,750                  $16,096              $11,949
   2/28/2005             $14,712                  $16,043              $12,018
   3/31/2005             $14,634                  $15,942              $12,112
   4/30/2005             $14,879                  $16,193              $12,193
   5/31/2005             $14,969                  $16,308              $12,180
   6/30/2005             $15,034                  $16,409              $12,187
   7/31/2005             $14,981                  $16,335              $12,243
   8/31/2005             $15,125                  $16,500              $12,306
   9/30/2005             $15,031                  $16,388              $12,456
  10/31/2005             $14,937                  $16,289              $12,481
  11/30/2005             $15,001                  $16,367              $12,381
  12/31/2005             $15,146                  $16,508              $12,331
   1/31/2006             $15,170                  $16,552              $12,425
   2/28/2006             $15,302                  $16,664              $12,450
   3/31/2006             $15,192                  $16,549              $12,519
   4/30/2006             $15,177                  $16,543              $12,625
   5/31/2006             $15,229                  $16,617              $12,688
   6/30/2006             $15,199                  $16,554              $12,713
   7/31/2006             $15,346                  $16,751              $12,751
   8/31/2006             $15,549                  $17,000              $12,776
   9/30/2006             $15,655                  $17,118              $12,713
  10/31/2006             $15,749                  $17,225              $12,644
  11/30/2006             $15,899                  $17,369              $12,625
  12/31/2006             $15,840                  $17,307              $12,644
   1/31/2007             $15,808                  $17,263              $12,683
   2/28/2007             $15,990                  $17,490              $12,751


42 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. If the Fund's manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.29%. The manager may end this arrangement at any time upon notice to the Fund's board.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the 3.75 cent per share current monthly dividend and the maximum offering price of $11.95 per share on 2/28/07.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

8. Figures are as stated in the Fund's prospectus current as of the date of this report.

9. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 43

Your Fund's Expenses

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


44 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/06       VALUE 2/28/07     PERIOD* 9/1/06-2/28/07
-----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,028.80                $3.77
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,021.08                $3.76

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 45

Franklin Louisiana Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
 AAA                                                               80.0%
--------------------------------------------------------------------------------
 AA                                                                 0.3%
--------------------------------------------------------------------------------
 BBB                                                                9.3%
--------------------------------------------------------------------------------
 Below Investment Grade                                             1.9%
--------------------------------------------------------------------------------
 Not Rated by S&P                                                   8.5%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                     MOODY'S         INTERNAL
AAA or Aaa                     6.7%             0.7%
A                              1.1%               --
----------------------------------------------------
Total                          7.8%             0.7%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Louisiana Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.52 on February 28, 2006, to $11.61 on February 28, 2007. The Fund's Class A shares paid dividends totaling 48.75 cents per share for the reporting

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 121.


46 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Louisiana Tax-Free Income Fund

--------------------------------------------------------------------------------
                                               DIVIDEND PER SHARE
                                    --------------------------------------------
MONTH                                  CLASS A                      CLASS C
--------------------------------------------------------------------------------
March 2006                            4.10 cents                   3.56 cents
--------------------------------------------------------------------------------
April 2006                            4.10 cents                   3.56 cents
--------------------------------------------------------------------------------
May 2006                              4.10 cents                   3.56 cents
--------------------------------------------------------------------------------
June 2006                             4.06 cents                   3.53 cents
--------------------------------------------------------------------------------
July 2006                             4.06 cents                   3.53 cents
--------------------------------------------------------------------------------
August 2006                           4.06 cents                   3.53 cents
--------------------------------------------------------------------------------
September 2006                        4.06 cents                   3.55 cents
--------------------------------------------------------------------------------
October 2006                          4.06 cents                   3.55 cents
--------------------------------------------------------------------------------
November 2006                         4.06 cents                   3.55 cents
--------------------------------------------------------------------------------
December 2006                         3.99 cents                   3.46 cents
--------------------------------------------------------------------------------
January 2007                          3.99 cents                   3.46 cents
--------------------------------------------------------------------------------
February 2007                         3.99 cents                   3.46 cents
--------------------------------------------------------------------------------

period. 2 The Performance Summary beginning on page 50 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.95% based on an annualization of the current 3.99 cent per share dividend and the maximum offering price of $12.13 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 6.46% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

                                                              Annual Report | 47

PORTFOLIO BREAKDOWN
Franklin Louisiana Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Tax-Supported                                                              18.8%
--------------------------------------------------------------------------------
Higher Education                                                           14.7%
--------------------------------------------------------------------------------
Utilities                                                                  13.3%
--------------------------------------------------------------------------------
Prerefunded                                                                11.3%
--------------------------------------------------------------------------------
General Obligation                                                         10.2%
--------------------------------------------------------------------------------
Other Revenue                                                               8.3%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      8.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        6.3%
--------------------------------------------------------------------------------
Housing                                                                     5.2%
--------------------------------------------------------------------------------
Transportation                                                              2.2%
--------------------------------------------------------------------------------
Corporate-Backed                                                            1.5%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

STATE UPDATE

Louisiana continues to rebuild its economy in the fallout of the 2005 hurricane disasters. The recovery of New Orleans' population and infrastructure is moving slowly, but adjacent parishes have taken on growth in population and economic activity at a great rate. With state government straining to deliver normal services, let alone drive the recovery of infrastructure and the basics of daily life in New Orleans, full economic recovery, however that might be defined, will take years. Among several measures enacted to provide relief, the federal government continued to deliver emergency and levee restoration services while creating a funding program under the Gulf Opportunity Zone Act aimed at rebuilding the hurricane-ravaged parts of the state. Statewide, Louisiana struggled with large-scale net out-migration and declining gross state product, as well as falling employment and personal income growth rates. However, the state's unemployment rate was 3.9% in February 2007, below the 4.5% national rate. 3 Most of the state's key industries -- including energy, tourism, chemicals, and fishing and seafood production -- are operating, though some are still not up to pre-disaster levels. For example, the majority of offshore oil and gas production has returned, although about 10% of capacity remains inaccessible at this time. 4

Despite the severe hit to Louisiana's economy, most economically generated revenues held steady or increased since the hurricanes. Revenue performance benefited from the relief and rebuilding activity of individuals, businesses and all levels of government. Emergency assistance and rebuilding of critical infrastructure provided an inflow of capital, while reconstruction and refurnishing expenditures offered a further boost to revenue streams such as hotel, sales and fuel taxes. Liquidity remained strong, as the state's major non-general fund reserves exceeded $2 billion at the end of fiscal year 2006, aided by revenue collections that surpassed estimates by about $1 billion. 4 Rainy day operating reserve funds have also improved along with increasing general fund revenues.

The state's balanced budget for fiscal year 2007, which began July 1, 2006, reflected a 57% increase in federal funding, mainly hurricane-related monies for housing rehabilitation. 4 The federal government recently enacted several measures that led to private activity bonding authority, community development block grants, levee construction appropriations and disaster recovery aid.

3.    Source: Bureau of Labor Statistics.

4.    Source: Standard & Poor's, "State Review: Louisiana," RATINGSDIRECT,
      8/28/06.


48 | Annual Report

Without federal funding, Louisiana's budget is still somewhat structurally weak, which could be exacerbated by the potential revenue declines and rising expenditures associated with relief, recovery, and education outlays. Debt levels are expected to rise as infrastructure projects and debt service assistance provisions for local governments triggered the issuance of additional general obligation (GO) debt in 2006.

Standard & Poor's, an independent credit rating agency, maintained its A rating for Louisiana's GO bonds, but recently upgraded its outlook for the state from negative to stable. 5 The rating and outlook reflected some improvement in the state's ongoing challenges, including the pace and extent of economic recovery in New Orleans, the state's major economic center. The effects of reduced economic activity in the Gulf Coast region on the state's finances were uncertain, and although revenue performance since the hurricanes significantly exceeded expectations, it was unclear whether economic activity would be sustained for years to come.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 49

Performance Summary as of 2/28/07

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------
CLASS A (SYMBOL: FKLAX)                     CHANGE       2/28/07      2/28/06
------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.09        $11.61       $11.52
------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
------------------------------------------------------------------------------
Dividend Income                  $0.4875
------------------------------------------------------------------------------
CLASS C (SYMBOL: FLAIX)                     CHANGE       2/28/07      2/28/06
------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.10        $11.73       $11.63
------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
------------------------------------------------------------------------------
Dividend Income                  $0.4240
------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.


---------------------------------------------------------------------------------------------
CLASS A                                                 1-YEAR       5-YEAR    10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                               +5.14%      +27.57%    +67.26%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                           +0.68%       +4.07%     +4.82%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                      +0.89%       +4.37%     +4.87%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.95%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.46%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.35%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.48%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         0.73%
---------------------------------------------------------------------------------------------
CLASS C                                                 1-YEAR       5-YEAR    10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                               +4.61%      +24.15%    +58.63%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                           +3.61%       +4.42%     +4.72%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                      +3.86%       +4.69%     +4.77%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.52%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.76%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.07%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.02%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.28%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


50 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Louisiana       Lehman Brothers
     Date         Tax-Free Income Fund   Municipal Bond Index 8        CPI 8
------------     ----------------------  ----------------------     ------------
   3/1/1997              $9,577                   $10,000             $10,000
  3/31/1997              $9,496                    $9,867             $10,025
  4/30/1997              $9,559                    $9,949             $10,038
  5/31/1997              $9,665                   $10,099             $10,031
  6/30/1997              $9,771                   $10,207             $10,044
  7/31/1997              $9,990                   $10,489             $10,056
  8/31/1997              $9,933                   $10,391             $10,075
  9/30/1997             $10,049                   $10,514             $10,100
 10/31/1997             $10,113                   $10,582             $10,125
 11/30/1997             $10,177                   $10,644             $10,119
 12/31/1997             $10,321                   $10,799             $10,107
  1/31/1998             $10,395                   $10,911             $10,125
  2/28/1998             $10,388                   $10,914             $10,144
  3/31/1998             $10,408                   $10,924             $10,163
  4/30/1998             $10,382                   $10,875             $10,182
  5/31/1998             $10,520                   $11,047             $10,201
  6/30/1998             $10,558                   $11,090             $10,213
  7/31/1998             $10,569                   $11,118             $10,226
  8/31/1998             $10,708                   $11,290             $10,238
  9/30/1998             $10,829                   $11,430             $10,251
 10/31/1998             $10,802                   $11,430             $10,276
 11/30/1998             $10,840                   $11,470             $10,276
 12/31/1998             $10,877                   $11,499             $10,269
  1/31/1999             $10,971                   $11,636             $10,294
  2/28/1999             $10,933                   $11,585             $10,307
  3/31/1999             $10,961                   $11,601             $10,338
  4/30/1999             $10,988                   $11,630             $10,414
  5/31/1999             $10,930                   $11,563             $10,414
  6/30/1999             $10,785                   $11,396             $10,414
  7/31/1999             $10,784                   $11,438             $10,445
  8/31/1999             $10,639                   $11,346             $10,470
  9/30/1999             $10,628                   $11,351             $10,520
 10/31/1999             $10,462                   $11,228             $10,539
 11/30/1999             $10,548                   $11,347             $10,545
 12/31/1999             $10,449                   $11,263             $10,545
  1/31/2000             $10,359                   $11,214             $10,576
  2/29/2000             $10,497                   $11,344             $10,639
  3/31/2000             $10,755                   $11,592             $10,727
  4/30/2000             $10,684                   $11,523             $10,733
  5/31/2000             $10,613                   $11,463             $10,746
  6/30/2000             $10,884                   $11,767             $10,802
  7/31/2000             $11,025                   $11,931             $10,827
  8/31/2000             $11,197                   $12,115             $10,827
  9/30/2000             $11,144                   $12,052             $10,883
 10/31/2000             $11,277                   $12,183             $10,902
 11/30/2000             $11,399                   $12,275             $10,909
 12/31/2000             $11,677                   $12,579             $10,902
  1/31/2001             $11,728                   $12,703             $10,971
  2/28/2001             $11,768                   $12,744             $11,015
  3/31/2001             $11,860                   $12,858             $11,040
  4/30/2001             $11,742                   $12,719             $11,084
  5/31/2001             $11,867                   $12,855             $11,134
  6/30/2001             $11,938                   $12,941             $11,153
  7/31/2001             $12,138                   $13,133             $11,122
  8/31/2001             $12,317                   $13,350             $11,122
  9/30/2001             $12,271                   $13,305             $11,172
 10/31/2001             $12,462                   $13,463             $11,134
 11/30/2001             $12,383                   $13,350             $11,115
 12/31/2001             $12,248                   $13,223             $11,071
  1/31/2002             $12,420                   $13,453             $11,096
  2/28/2002             $12,559                   $13,615             $11,140
  3/31/2002             $12,356                   $13,348             $11,203
  4/30/2002             $12,562                   $13,609             $11,266
  5/31/2002             $12,614                   $13,692             $11,266
  6/30/2002             $12,743                   $13,836             $11,272
  7/31/2002             $12,884                   $14,014             $11,284
  8/31/2002             $12,993                   $14,183             $11,322
  9/30/2002             $13,260                   $14,494             $11,341
 10/31/2002             $13,051                   $14,253             $11,360
 11/30/2002             $13,012                   $14,194             $11,360
 12/31/2002             $13,260                   $14,494             $11,335
  1/31/2003             $13,232                   $14,457             $11,385
  2/28/2003             $13,378                   $14,659             $11,472
  3/31/2003             $13,396                   $14,668             $11,541
  4/30/2003             $13,495                   $14,765             $11,516
  5/31/2003             $13,805                   $15,110             $11,497
  6/30/2003             $13,751                   $15,046             $11,510
  7/31/2003             $13,250                   $14,520             $11,523
  8/31/2003             $13,396                   $14,628             $11,566
  9/30/2003             $13,792                   $15,058             $11,604
 10/31/2003             $13,690                   $14,982             $11,591
 11/30/2003             $13,825                   $15,138             $11,560
 12/31/2003             $13,950                   $15,264             $11,548
  1/31/2004             $14,134                   $15,351             $11,604
  2/29/2004             $14,320                   $15,582             $11,667
  3/31/2004             $14,299                   $15,528             $11,742
  4/30/2004             $13,961                   $15,160             $11,779
  5/31/2004             $13,941                   $15,105             $11,848
  6/30/2004             $13,981                   $15,160             $11,886
  7/31/2004             $14,156                   $15,360             $11,867
  8/31/2004             $14,407                   $15,667             $11,873
  9/30/2004             $14,484                   $15,751             $11,898
 10/31/2004             $14,637                   $15,886             $11,961
 11/30/2004             $14,503                   $15,755             $11,967
 12/31/2004             $14,694                   $15,947             $11,924
  1/31/2005             $14,861                   $16,096             $11,949
  2/28/2005             $14,801                   $16,043             $12,018
  3/31/2005             $14,728                   $15,942             $12,112
  4/30/2005             $14,947                   $16,193             $12,193
  5/31/2005             $15,040                   $16,308             $12,180
  6/30/2005             $15,108                   $16,409             $12,187
  7/31/2005             $15,047                   $16,335             $12,243
  8/31/2005             $15,166                   $16,500             $12,306
  9/30/2005             $14,987                   $16,388             $12,456
 10/31/2005             $14,884                   $16,289             $12,481
 11/30/2005             $14,964                   $16,367             $12,381
 12/31/2005             $15,096                   $16,508             $12,331
  1/31/2006             $15,124                   $16,552             $12,425
  2/28/2006             $15,244                   $16,664             $12,450
  3/31/2006             $15,152                   $16,549             $12,519
  4/30/2006             $15,153                   $16,543             $12,625
  5/31/2006             $15,208                   $16,617             $12,688
  6/30/2006             $15,222                   $16,554             $12,713
  7/31/2006             $15,357                   $16,751             $12,751
  8/31/2006             $15,574                   $17,000             $12,776
  9/30/2006             $15,683                   $17,118             $12,713
 10/31/2006             $15,779                   $17,225             $12,644
 11/30/2006             $15,916                   $17,369             $12,625
 12/31/2006             $15,875                   $17,307             $12,644
  1/31/2007             $15,847                   $17,263             $12,683
  2/28/2007             $16,018                   $17,490             $12,751

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS A                                   2/28/07
-------------------------------------------------
1-Year                                     +0.68%
-------------------------------------------------
5-Year                                     +4.07%
-------------------------------------------------
10-Year                                    +4.82%
-------------------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Louisiana       Lehman Brothers
     Date         Tax-Free Income Fund   Municipal Bond Index 8        CPI 8
------------     ----------------------  ----------------------     ------------
   3/1/1997              $10,000                 $10,000              $10,000
  3/31/1997               $9,918                  $9,867              $10,025
  4/30/1997               $9,979                  $9,949              $10,038
  5/31/1997              $10,094                 $10,099              $10,031
  6/30/1997              $10,190                 $10,207              $10,044
  7/31/1997              $10,423                 $10,489              $10,056
  8/31/1997              $10,359                 $10,391              $10,075
  9/30/1997              $10,466                 $10,514              $10,100
 10/31/1997              $10,528                 $10,582              $10,125
 11/30/1997              $10,590                 $10,644              $10,119
 12/31/1997              $10,734                 $10,799              $10,107
  1/31/1998              $10,805                 $10,911              $10,125
  2/28/1998              $10,802                 $10,914              $10,144
  3/31/1998              $10,808                 $10,924              $10,163
  4/30/1998              $10,777                 $10,875              $10,182
  5/31/1998              $10,923                 $11,047              $10,201
  6/30/1998              $10,957                 $11,090              $10,213
  7/31/1998              $10,963                 $11,118              $10,226
  8/31/1998              $11,102                 $11,290              $10,238
  9/30/1998              $11,211                 $11,430              $10,251
 10/31/1998              $11,188                 $11,430              $10,276
 11/30/1998              $11,222                 $11,470              $10,276
 12/31/1998              $11,246                 $11,499              $10,269
  1/31/1999              $11,346                 $11,636              $10,294
  2/28/1999              $11,302                 $11,585              $10,307
  3/31/1999              $11,335                 $11,601              $10,338
  4/30/1999              $11,347                 $11,630              $10,414
  5/31/1999              $11,282                 $11,563              $10,414
  6/30/1999              $11,129                 $11,396              $10,414
  7/31/1999              $11,122                 $11,438              $10,445
  8/31/1999              $10,968                 $11,346              $10,470
  9/30/1999              $10,952                 $11,351              $10,520
 10/31/1999              $10,777                 $11,228              $10,539
 11/30/1999              $10,861                 $11,347              $10,545
 12/31/1999              $10,754                 $11,263              $10,545
  1/31/2000              $10,658                 $11,214              $10,576
  2/29/2000              $10,794                 $11,344              $10,639
  3/31/2000              $11,052                 $11,592              $10,727
  4/30/2000              $10,975                 $11,523              $10,733
  5/31/2000              $10,898                 $11,463              $10,746
  6/30/2000              $11,169                 $11,767              $10,802
  7/31/2000              $11,308                 $11,931              $10,827
  8/31/2000              $11,488                 $12,115              $10,827
  9/30/2000              $11,419                 $12,052              $10,883
 10/31/2000              $11,548                 $12,183              $10,902
 11/30/2000              $11,667                 $12,275              $10,909
 12/31/2000              $11,955                 $12,579              $10,902
  1/31/2001              $12,001                 $12,703              $10,971
  2/28/2001              $12,037                 $12,744              $11,015
  3/31/2001              $12,124                 $12,858              $11,040
  4/30/2001              $11,999                 $12,719              $11,084
  5/31/2001              $12,120                 $12,855              $11,134
  6/30/2001              $12,197                 $12,941              $11,153
  7/31/2001              $12,383                 $13,133              $11,122
  8/31/2001              $12,570                 $13,350              $11,122
  9/30/2001              $12,507                 $13,305              $11,172
 10/31/2001              $12,695                 $13,463              $11,134
 11/30/2001              $12,620                 $13,350              $11,115
 12/31/2001              $12,467                 $13,223              $11,071
  1/31/2002              $12,634                 $13,453              $11,096
  2/28/2002              $12,780                 $13,615              $11,140
  3/31/2002              $12,569                 $13,348              $11,203
  4/30/2002              $12,771                 $13,609              $11,266
  5/31/2002              $12,817                 $13,692              $11,266
  6/30/2002              $12,942                 $13,836              $11,272
  7/31/2002              $13,078                 $14,014              $11,284
  8/31/2002              $13,181                 $14,183              $11,322
  9/30/2002              $13,444                 $14,494              $11,341
 10/31/2002              $13,228                 $14,253              $11,360
 11/30/2002              $13,194                 $14,194              $11,360
 12/31/2002              $13,426                 $14,494              $11,335
  1/31/2003              $13,404                 $14,457              $11,385
  2/28/2003              $13,544                 $14,659              $11,472
  3/31/2003              $13,556                 $14,668              $11,541
  4/30/2003              $13,650                 $14,765              $11,516
  5/31/2003              $13,955                 $15,110              $11,497
  6/30/2003              $13,895                 $15,046              $11,510
  7/31/2003              $13,385                 $14,520              $11,523
  8/31/2003              $13,513                 $14,628              $11,566
  9/30/2003              $13,914                 $15,058              $11,604
 10/31/2003              $13,792                 $14,982              $11,591
 11/30/2003              $13,933                 $15,138              $11,560
 12/31/2003              $14,050                 $15,264              $11,548
  1/31/2004              $14,228                 $15,351              $11,604
  2/29/2004              $14,406                 $15,582              $11,667
  3/31/2004              $14,378                 $15,528              $11,742
  4/30/2004              $14,047                 $15,160              $11,779
  5/31/2004              $14,008                 $15,105              $11,848
  6/30/2004              $14,054                 $15,160              $11,886
  7/31/2004              $14,210                 $15,360              $11,867
  8/31/2004              $14,452                 $15,667              $11,873
  9/30/2004              $14,535                 $15,751              $11,898
 10/31/2004              $14,668                 $15,886              $11,961
 11/30/2004              $14,528                 $15,755              $11,967
 12/31/2004              $14,724                 $15,947              $11,924
  1/31/2005              $14,882                 $16,096              $11,949
  2/28/2005              $14,816                 $16,043              $12,018
  3/31/2005              $14,737                 $15,942              $12,112
  4/30/2005              $14,947                 $16,193              $12,193
  5/31/2005              $15,032                 $16,308              $12,180
  6/30/2005              $15,092                 $16,409              $12,187
  7/31/2005              $15,025                 $16,335              $12,243
  8/31/2005              $15,149                 $16,500              $12,306
  9/30/2005              $14,952                 $16,388              $12,456
 10/31/2005              $14,844                 $16,289              $12,481
 11/30/2005              $14,916                 $16,367              $12,381
 12/31/2005              $15,040                 $16,508              $12,331
  1/31/2006              $15,060                 $16,552              $12,425
  2/28/2006              $15,172                 $16,664              $12,450
  3/31/2006              $15,074                 $16,549              $12,519
  4/30/2006              $15,069                 $16,543              $12,625
  5/31/2006              $15,115                 $16,617              $12,688
  6/30/2006              $15,122                 $16,554              $12,713
  7/31/2006              $15,248                 $16,751              $12,751
  8/31/2006              $15,467                 $17,000              $12,776
  9/30/2006              $15,568                 $17,118              $12,713
 10/31/2006              $15,642                 $17,225              $12,644
 11/30/2006              $15,783                 $17,369              $12,625
 12/31/2006              $15,736                 $17,307              $12,644
  1/31/2007              $15,701                 $17,263              $12,683
  2/28/2007              $15,863                 $17,490              $12,751

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS C                                   2/28/07
-------------------------------------------------
1-Year                                     +3.61%
-------------------------------------------------
5-Year                                     +4.42%
-------------------------------------------------
10-Year                                    +4.72%
-------------------------------------------------


Annual Report | 51

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


52 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 53

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/06       VALUE 2/28/07    PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,028.80               $3.67
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,021.17               $3.66
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,025.80               $6.43
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,018.45               $6.41
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.73% and C: 1.28%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


54 | Annual Report

Franklin Maryland Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland state and local personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                         56.1%
AA                                          15.5%
A                                            9.0%
BBB                                          4.2%
Not Rated by S&P                            15.2%

--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                             MOODY'S        INTERNAL
AAA or Aaa                             3.1%              --
AA or Aa                               3.3%              --
A                                      1.2%              --
BBB or Baa                             6.3%            1.3%
-----------------------------------------------------------
Total                                 13.9%            1.3%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Maryland Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 127.


                                                              Annual Report | 55

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 2
Franklin Maryland Tax-Free Income Fund

--------------------------------------------------------------------------------
                                             DIVIDEND PER SHARE
                                ------------------------------------------------
MONTH                              CLASS A                      CLASS C
--------------------------------------------------------------------------------
March 2006                        4.14 cents                  3.59 cents
--------------------------------------------------------------------------------
April 2006                        4.14 cents                  3.59 cents
--------------------------------------------------------------------------------
May 2006                          4.14 cents                  3.59 cents
--------------------------------------------------------------------------------
June 2006                         4.19 cents                  3.66 cents
--------------------------------------------------------------------------------
July 2006                         4.19 cents                  3.66 cents
--------------------------------------------------------------------------------
August 2006                       4.19 cents                  3.66 cents
--------------------------------------------------------------------------------
September 2006                    4.16 cents                  3.64 cents
--------------------------------------------------------------------------------
October 2006                      4.16 cents                  3.64 cents
--------------------------------------------------------------------------------
November 2006                     4.16 cents                  3.64 cents
--------------------------------------------------------------------------------
December 2006                     4.06 cents                  3.51 cents
--------------------------------------------------------------------------------
January 2007                      4.06 cents                  3.51 cents
--------------------------------------------------------------------------------
February 2007                     4.06 cents                  3.51 cents
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.77 on February 28, 2006, to $11.84 on February 28, 2007. The Fund's Class A shares paid dividends totaling 49.78 cents per share for the reporting period. 2 The Performance Summary beginning on page 60 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.94% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $12.37 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Maryland state and local personal income tax bracket of 40.17% would need to earn a distribution rate of 6.59% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


56 | Annual Report
years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Maryland's diverse economy and employment trends continued to flourish, helping it outperform the national economy for a fifth straight year. The state's broad economic base, anchored by government; construction; leisure and hospitality; and business, education and health services, gained from a mature infrastructure and is projected to maintain strong employment growth. The state's high wealth and personal income levels supported a strong though cooled residential housing market. Because of the growing job market, state in-migration remained steady and also contributed to housing demand levels. With a well-educated labor force and personal income levels that are fourth-highest in the nation, Maryland is the second wealthiest state in the union. 3 State unemployment was under control at 3.8% in February 2007, lower than the 4.5% national rate. 4 While Maryland's economy has diversified in recent years, it continues to be proportionally more affected by federal government activities than almost any other state.

Maryland's strong economy produced unexpectedly high corporate and personal income tax revenue growth, up 7.3% in fiscal year 2006. 5 This led to a $911 million general fund operating surplus in fiscal year 2006, stabilizing state finances and allowing further expansion of the rainy day fund and other reserve coffers. 3 The state's use of a five-year financial plan provides the basis for future fiscal decisions and recognizes budget gaps years in advance. Quarterly monitoring and reporting of key revenues allows the state to make midyear adjustments if necessary to maintain balance. Spending pressure from education, Medicaid, corrections and homeland security remain, but Maryland's conservative and proactive fiscal practices should be able to address those issues accordingly. Such budgetary prudence may be brought to bear in fiscal years 2007 and 2008, as the state conservatively projected lowered growth rates at fiscal year-end 2006 in the face of structural deficits

3. Source: Standard & Poor's, "Research: Maryland; General Obligation," RATINGSDIRECT, 2/16/07.

4.    Source: Bureau of Labor Statistics.

5.    Source: Moody's Investors Service, "New Issue: Maryland (State of),"
      2/21/07.

                                                              Annual Report | 57

PORTFOLIO BREAKDOWN
Franklin Maryland Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Hospital & Health Care                                                     21.1%
--------------------------------------------------------------------------------
Prerefunded                                                                18.6%
--------------------------------------------------------------------------------
Higher Education                                                           15.9%
--------------------------------------------------------------------------------
Transportation                                                             11.8%
--------------------------------------------------------------------------------
Utilities                                                                  11.4%
--------------------------------------------------------------------------------
Other Revenue                                                               7.4%
--------------------------------------------------------------------------------
General Obligation                                                          6.5%
--------------------------------------------------------------------------------
Housing                                                                     3.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        2.8%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

amounting to more than $4 billion in the years to come. 6 Legislators factored into their reduced assessment the impact of slowing capital gains-related revenues and potential weakening of the housing market. Midway through fiscal year 2007, however, this projection was revised downward by another $394 million, reflecting recent unforeseen drops in corporate income taxes, as well as reduced sales tax collections largely due to a predicted slowdown in the construction sector. With weakening state revenues, Maryland faces continued spending pressures and will rely on non-recurring resources to balance the fiscal year 2008 budget plan. As it seeks to restore structural budget balance, potential future budget gaps have yet to be addressed. In the past, the state's considerable financial management abilities have solved sizable projected deficits, which bodes well for its ability to handle any looming budget challenges.

Maryland's debt burden has declined relative to prior years, but remains above average. Maryland has long been one of the more heavily indebted states, and in 2006 its debt as a percentage of personal income, an indicator of debt affordability, placed Maryland 20th among the 50 states, representing a significant improvement over levels seen in the 1980s and 1990s. The state's debt-affordability policy limits issuance and has a current cap limiting debt to within 3.2% of personal income and debt service to within 8% of revenues. 5 Independent credit rating agency Standard & Poor's assigned Maryland's general obligation bonds its highest credit rating of AAA with a stable outlook. 7 The rating reflected the state's strong liquidity and sound financial operations enhanced by a clearly defined debt-affordability model.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

6.    Source: "Maryland State of the State Address 2007," STATELINE.ORG,
      1/31/07.

7.    This does not indicate Standard & Poor's rating of the Fund.


58 | Annual Report

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 59

Performance Summary as of 2/28/07

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FMDTX)                       CHANGE     2/28/07        2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.07      $11.84         $11.77
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.4978
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FMDIX)                       CHANGE     2/28/07        2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.08      $11.99         $11.91
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.4331
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR         5-YEAR       10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +4.96%        +28.14%       +68.63%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +0.52%         +4.18%        +4.91%
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                       +0.63%         +4.43%        +4.99%
--------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.94%
--------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.59%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.38%
--------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.65%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         0.69%
--------------------------------------------------------------------------------------------
CLASS C                                                  1-YEAR         5-YEAR       10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +4.42%        +24.74%       +59.89%
--------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +3.42%         +4.52%        +4.80%
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                       +3.57%         +4.77%        +4.88%
--------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.49%
--------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.83%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.04%
--------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.08%
--------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.24%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


60 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin Maryland       Lehman Brothers
     Date            Tax-Free Income Fund   Municipal Bond Index 8      CPI 8
 ----------         ----------------------  ----------------------    ----------
   3/1/1997                  $9,577                $10,000             $10,000
  3/31/1997                  $9,460                 $9,867             $10,025
  4/30/1997                  $9,539                 $9,949             $10,038
  5/31/1997                  $9,660                $10,099             $10,031
  6/30/1997                  $9,754                $10,207             $10,044
  7/31/1997                  $9,995                $10,489             $10,056
  8/31/1997                  $9,926                $10,391             $10,075
  9/30/1997                 $10,039                $10,514             $10,100
 10/31/1997                 $10,092                $10,582             $10,125
 11/30/1997                 $10,162                $10,644             $10,119
 12/31/1997                 $10,293                $10,799             $10,107
  1/31/1998                 $10,371                $10,911             $10,125
  2/28/1998                 $10,370                $10,914             $10,144
  3/31/1998                 $10,387                $10,924             $10,163
  4/30/1998                 $10,377                $10,875             $10,182
  5/31/1998                 $10,520                $11,047             $10,201
  6/30/1998                 $10,568                $11,090             $10,213
  7/31/1998                 $10,595                $11,118             $10,226
  8/31/1998                 $10,731                $11,290             $10,238
  9/30/1998                 $10,840                $11,430             $10,251
 10/31/1998                 $10,848                $11,430             $10,276
 11/30/1998                 $10,875                $11,470             $10,276
 12/31/1998                 $10,898                $11,499             $10,269
  1/31/1999                 $10,989                $11,636             $10,294
  2/28/1999                 $10,958                $11,585             $10,307
  3/31/1999                 $10,973                $11,601             $10,338
  4/30/1999                 $11,016                $11,630             $10,414
  5/31/1999                 $10,965                $11,563             $10,414
  6/30/1999                 $10,809                $11,396             $10,414
  7/31/1999                 $10,833                $11,438             $10,445
  8/31/1999                 $10,666                $11,346             $10,470
  9/30/1999                 $10,643                $11,351             $10,520
 10/31/1999                 $10,474                $11,228             $10,539
 11/30/1999                 $10,577                $11,347             $10,545
 12/31/1999                 $10,476                $11,263             $10,545
  1/31/2000                 $10,404                $11,214             $10,576
  2/29/2000                 $10,529                $11,344             $10,639
  3/31/2000                 $10,773                $11,592             $10,727
  4/30/2000                 $10,740                $11,523             $10,733
  5/31/2000                 $10,647                $11,463             $10,746
  6/30/2000                 $10,916                $11,767             $10,802
  7/31/2000                 $11,084                $11,931             $10,827
  8/31/2000                 $11,274                $12,115             $10,827
  9/30/2000                 $11,241                $12,052             $10,883
 10/31/2000                 $11,350                $12,183             $10,902
 11/30/2000                 $11,450                $12,275             $10,909
 12/31/2000                 $11,705                $12,579             $10,902
  1/31/2001                 $11,775                $12,703             $10,971
  2/28/2001                 $11,844                $12,744             $11,015
  3/31/2001                 $11,925                $12,858             $11,040
  4/30/2001                 $11,827                $12,719             $11,084
  5/31/2001                 $11,929                $12,855             $11,134
  6/30/2001                 $12,031                $12,941             $11,153
  7/31/2001                 $12,196                $13,133             $11,122
  8/31/2001                 $12,384                $13,350             $11,122
  9/30/2001                 $12,348                $13,305             $11,172
 10/31/2001                 $12,494                $13,463             $11,134
 11/30/2001                 $12,415                $13,350             $11,115
 12/31/2001                 $12,301                $13,223             $11,071
  1/31/2002                 $12,470                $13,453             $11,096
  2/28/2002                 $12,606                $13,615             $11,140
  3/31/2002                 $12,393                $13,348             $11,203
  4/30/2002                 $12,586                $13,609             $11,266
  5/31/2002                 $12,713                $13,692             $11,266
  6/30/2002                 $12,819                $13,836             $11,272
  7/31/2002                 $12,970                $14,014             $11,284
  8/31/2002                 $13,099                $14,183             $11,322
  9/30/2002                 $13,352                $14,494             $11,341
 10/31/2002                 $13,134                $14,253             $11,360
 11/30/2002                 $13,106                $14,194             $11,360
 12/31/2002                 $13,351                $14,494             $11,335
  1/31/2003                 $13,357                $14,457             $11,385
  2/28/2003                 $13,511                $14,659             $11,472
  3/31/2003                 $13,528                $14,668             $11,541
  4/30/2003                 $13,637                $14,765             $11,516
  5/31/2003                 $13,920                $15,110             $11,497
  6/30/2003                 $13,878                $15,046             $11,510
  7/31/2003                 $13,393                $14,520             $11,523
  8/31/2003                 $13,514                $14,628             $11,566
  9/30/2003                 $13,825                $15,058             $11,604
 10/31/2003                 $13,759                $14,982             $11,591
 11/30/2003                 $13,905                $15,138             $11,560
 12/31/2003                 $14,028                $15,264             $11,548
  1/31/2004                 $14,104                $15,351             $11,604
  2/29/2004                 $14,311                $15,582             $11,667
  3/31/2004                 $14,278                $15,528             $11,742
  4/30/2004                 $13,968                $15,160             $11,779
  5/31/2004                 $13,924                $15,105             $11,848
  6/30/2004                 $13,964                $15,160             $11,886
  7/31/2004                 $14,125                $15,360             $11,867
  8/31/2004                 $14,361                $15,667             $11,873
  9/30/2004                 $14,450                $15,751             $11,898
 10/31/2004                 $14,564                $15,886             $11,961
 11/30/2004                 $14,456                $15,755             $11,967
 12/31/2004                 $14,632                $15,947             $11,924
  1/31/2005                 $14,810                $16,096             $11,949
  2/28/2005                 $14,788                $16,043             $12,018
  3/31/2005                 $14,729                $15,942             $12,112
  4/30/2005                 $14,946                $16,193             $12,193
  5/31/2005                 $15,049                $16,308             $12,180
  6/30/2005                 $15,128                $16,409             $12,187
  7/31/2005                 $15,080                $16,335             $12,243
  8/31/2005                 $15,223                $16,500             $12,306
  9/30/2005                 $15,125                $16,388             $12,456
 10/31/2005                 $15,063                $16,289             $12,481
 11/30/2005                 $15,117                $16,367             $12,381
 12/31/2005                 $15,250                $16,508             $12,331
  1/31/2006                 $15,278                $16,552             $12,425
  2/28/2006                 $15,398                $16,664             $12,450
  3/31/2006                 $15,295                $16,549             $12,519
  4/30/2006                 $15,297                $16,543             $12,625
  5/31/2006                 $15,338                $16,617             $12,688
  6/30/2006                 $15,274                $16,554             $12,713
  7/31/2006                 $15,450                $16,751             $12,751
  8/31/2006                 $15,665                $17,000             $12,776
  9/30/2006                 $15,774                $17,118             $12,713
 10/31/2006                 $15,884                $17,225             $12,644
 11/30/2006                 $16,035                $17,369             $12,625
 12/31/2006                 $15,981                $17,307             $12,644
  1/31/2007                 $15,941                $17,263             $12,683
  2/28/2007                 $16,150                $17,490             $12,751

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS A                                   2/28/07
-------------------------------------------------
1-Year                                     +0.52%
-------------------------------------------------
5-Year                                     +4.18%
-------------------------------------------------
10-Year                                    +4.91%
-------------------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin Maryland        Lehman Brothers
     Date          Tax-Free Income Fund    Municipal Bond Index 8        CPI 8
------------       --------------------    -----------------------      --------
   3/1/1997               $10,000                  $10,000              $10,000
  3/31/1997                $9,873                   $9,867              $10,025
  4/30/1997                $9,950                   $9,949              $10,038
  5/31/1997               $10,080                  $10,099              $10,031
  6/30/1997               $10,172                  $10,207              $10,044
  7/31/1997               $10,417                  $10,489              $10,056
  8/31/1997               $10,341                  $10,391              $10,075
  9/30/1997               $10,453                  $10,514              $10,100
 10/31/1997               $10,502                  $10,582              $10,125
 11/30/1997               $10,570                  $10,644              $10,119
 12/31/1997               $10,710                  $10,799              $10,107
  1/31/1998               $10,777                  $10,911              $10,125
  2/28/1998               $10,770                  $10,914              $10,144
  3/31/1998               $10,792                  $10,924              $10,163
  4/30/1998               $10,767                  $10,875              $10,182
  5/31/1998               $10,919                  $11,047              $10,201
  6/30/1998               $10,963                  $11,090              $10,213
  7/31/1998               $10,985                  $11,118              $10,226
  8/31/1998               $11,120                  $11,290              $10,238
  9/30/1998               $11,227                  $11,430              $10,251
 10/31/1998               $11,231                  $11,430              $10,276
 11/30/1998               $11,253                  $11,470              $10,276
 12/31/1998               $11,272                  $11,499              $10,269
  1/31/1999               $11,360                  $11,636              $10,294
  2/28/1999               $11,323                  $11,585              $10,307
  3/31/1999               $11,343                  $11,601              $10,338
  4/30/1999               $11,372                  $11,630              $10,414
  5/31/1999               $11,314                  $11,563              $10,414
  6/30/1999               $11,149                  $11,396              $10,414
  7/31/1999               $11,169                  $11,438              $10,445
  8/31/1999               $10,993                  $11,346              $10,470
  9/30/1999               $10,964                  $11,351              $10,520
 10/31/1999               $10,787                  $11,228              $10,539
 11/30/1999               $10,887                  $11,347              $10,545
 12/31/1999               $10,779                  $11,263              $10,545
  1/31/2000               $10,700                  $11,214              $10,576
  2/29/2000               $10,823                  $11,344              $10,639
  3/31/2000               $11,077                  $11,592              $10,727
  4/30/2000               $11,028                  $11,523              $10,733
  5/31/2000               $10,939                  $11,463              $10,746
  6/30/2000               $11,207                  $11,767              $10,802
  7/31/2000               $11,364                  $11,931              $10,827
  8/31/2000               $11,552                  $12,115              $10,827
  9/30/2000               $11,513                  $12,052              $10,883
 10/31/2000               $11,630                  $12,183              $10,902
 11/30/2000               $11,726                  $12,275              $10,909
 12/31/2000               $11,979                  $12,579              $10,902
  1/31/2001               $12,044                  $12,703              $10,971
  2/28/2001               $12,109                  $12,744              $11,015
  3/31/2001               $12,194                  $12,858              $11,040
  4/30/2001               $12,079                  $12,719              $11,084
  5/31/2001               $12,187                  $12,855              $11,134
  6/30/2001               $12,284                  $12,941              $11,153
  7/31/2001               $12,446                  $13,133              $11,122
  8/31/2001               $12,630                  $13,350              $11,122
  9/30/2001               $12,588                  $13,305              $11,172
 10/31/2001               $12,730                  $13,463              $11,134
 11/30/2001               $12,644                  $13,350              $11,115
 12/31/2001               $12,524                  $13,223              $11,071
  1/31/2002               $12,688                  $13,453              $11,096
  2/28/2002               $12,820                  $13,615              $11,140
  3/31/2002               $12,599                  $13,348              $11,203
  4/30/2002               $12,787                  $13,609              $11,266
  5/31/2002               $12,909                  $13,692              $11,266
  6/30/2002               $13,021                  $13,836              $11,272
  7/31/2002               $13,155                  $14,014              $11,284
  8/31/2002               $13,290                  $14,183              $11,322
  9/30/2002               $13,538                  $14,494              $11,341
 10/31/2002               $13,313                  $14,253              $11,360
 11/30/2002               $13,279                  $14,194              $11,360
 12/31/2002               $13,519                  $14,494              $11,335
  1/31/2003               $13,518                  $14,457              $11,385
  2/28/2003               $13,667                  $14,659              $11,472
  3/31/2003               $13,678                  $14,668              $11,541
  4/30/2003               $13,781                  $14,765              $11,516
  5/31/2003               $14,070                  $15,110              $11,497
  6/30/2003               $14,010                  $15,046              $11,510
  7/31/2003               $13,519                  $14,520              $11,523
  8/31/2003               $13,635                  $14,628              $11,566
  9/30/2003               $13,938                  $15,058              $11,604
 10/31/2003               $13,866                  $14,982              $11,591
 11/30/2003               $14,005                  $15,138              $11,560
 12/31/2003               $14,120                  $15,264              $11,548
  1/31/2004               $14,200                  $15,351              $11,604
  2/29/2004               $14,399                  $15,582              $11,667
  3/31/2004               $14,360                  $15,528              $11,742
  4/30/2004               $14,032                  $15,160              $11,779
  5/31/2004               $13,981                  $15,105              $11,848
  6/30/2004               $14,026                  $15,160              $11,886
  7/31/2004               $14,168                  $15,360              $11,867
  8/31/2004               $14,408                  $15,667              $11,873
  9/30/2004               $14,490                  $15,751              $11,898
 10/31/2004               $14,597                  $15,886              $11,961
 11/30/2004               $14,483                  $15,755              $11,967
 12/31/2004               $14,664                  $15,947              $11,924
  1/31/2005               $14,833                  $16,096              $11,949
  2/28/2005               $14,792                  $16,043              $12,018
  3/31/2005               $14,739                  $15,942              $12,112
  4/30/2005               $14,934                  $16,193              $12,193
  5/31/2005               $15,042                  $16,308              $12,180
  6/30/2005               $15,100                  $16,409              $12,187
  7/31/2005               $15,046                  $16,335              $12,243
  8/31/2005               $15,193                  $16,500              $12,306
  9/30/2005               $15,089                  $16,388              $12,456
 10/31/2005               $15,009                  $16,289              $12,481
 11/30/2005               $15,068                  $16,367              $12,381
 12/31/2005               $15,191                  $16,508              $12,331
  1/31/2006               $15,212                  $16,552              $12,425
  2/28/2006               $15,323                  $16,664              $12,450
  3/31/2006               $15,215                  $16,549              $12,519
  4/30/2006               $15,209                  $16,543              $12,625
  5/31/2006               $15,243                  $16,617              $12,688
  6/30/2006               $15,173                  $16,554              $12,713
  7/31/2006               $15,338                  $16,751              $12,751
  8/31/2006               $15,543                  $17,000              $12,776
  9/30/2006               $15,643                  $17,118              $12,713
 10/31/2006               $15,744                  $17,225              $12,644
 11/30/2006               $15,898                  $17,369              $12,625
 12/31/2006               $15,838                  $17,307              $12,644
  1/31/2007               $15,779                  $17,263              $12,683
  2/28/2007               $15,989                  $17,490              $12,751

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS C                                   2/28/07
-------------------------------------------------
1-Year                                     +3.42%
-------------------------------------------------
5-Year                                     +4.52%
-------------------------------------------------
10-Year                                    +4.80%
-------------------------------------------------


Annual Report | 61

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Maryland state and local personal income tax rate of 40.17%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


62 | Annual Report

Your Fund's Expenses

FRANKLIN MARYLAND TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 63

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                        VALUE 9/1/06      VALUE 2/28/07     PERIOD* 9/1/06-2/28/07
---------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,031.30              $ 3.42
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,021.42              $ 3.41
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,029.10              $ 6.19
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,018.70              $ 6.16
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


64 | Annual Report

Franklin Missouri Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                                47.9%
--------------------------------------------------------------------------------
AA                                                                 14.0%
--------------------------------------------------------------------------------
A                                                                   7.0%
--------------------------------------------------------------------------------
BBB                                                                12.6%
--------------------------------------------------------------------------------
Below Investment Grade                                              0.6%
--------------------------------------------------------------------------------
Not Rated by S&P                                                   17.9%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS              MOODY'S         FITCH       INTERNAL
AAA or Aaa             11.8%           --            0.8%
A                        --           2.7%            --
BBB or Baa              1.0%          0.2%           1.4%
---------------------------------------------------------
Total                  12.8%          2.9%           2.2%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Missouri Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $12.31 on February 28, 2006, to $12.37 on February 28, 2007. The Fund's Class A shares paid dividends totaling 52.01 cents per share for the same

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 133.


                                                              Annual Report | 65

DIVIDEND DISTRIBUTIONS 2
Franklin Missouri Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                 DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                     CLASS A                    CLASS C
--------------------------------------------------------------------------------
March 2006                               4.37 cents                3.81 cents
--------------------------------------------------------------------------------
April 2006                               4.37 cents                3.81 cents
--------------------------------------------------------------------------------
May 2006                                 4.37 cents                3.81 cents
--------------------------------------------------------------------------------
June 2006                                4.32 cents                3.77 cents
--------------------------------------------------------------------------------
July 2006                                4.32 cents                3.77 cents
--------------------------------------------------------------------------------
August 2006                              4.32 cents                3.77 cents
--------------------------------------------------------------------------------
September 2006                           4.32 cents                3.76 cents
--------------------------------------------------------------------------------
October 2006                             4.32 cents                3.76 cents
--------------------------------------------------------------------------------
November 2006                            4.32 cents                3.76 cents
--------------------------------------------------------------------------------
December 2006                            4.28 cents                3.72 cents
--------------------------------------------------------------------------------
January 2007                             4.28 cents                3.72 cents
--------------------------------------------------------------------------------
February 2007                            4.28 cents                3.72 cents
--------------------------------------------------------------------------------

period. 2 The Performance Summary beginning on page 68 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.98% based on an annualization of the current 4.28 cent per share dividend and the maximum offering price of $12.92 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 6.51% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Missouri's diverse economy derives much of its strength from its location at the nation's geographic center, giving it an advantage in trade and manufacturing.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


66 | Annual Report

The state's major employment sectors are services, trade, manufacturing and government. Durable and consumer goods manufacturing is a key component of Missouri's economy. However, the state's income levels were just below the national average and unemployment was above the nation's. Missouri's unemployment rate for February 2007 was 5.0% compared with the 4.5% U.S. rate. 3

Missouri's fiscal year 2006 budget was balanced using $1.1 billion in budget reductions from various state agencies and no tax increases or one-time revenue sources. 4 To match expenditures with anticipated revenues, the budget called for staff cuts and statute changes to reduce Medicaid costs. However, basic aid for elementary and secondary education was increased, reflecting the governor's emphasis on education.

The state's net sales tax revenues and net personal income taxes came in above budgeted levels for the first seven months of fiscal year 2006 with no expenditures withheld. Missouri projected that the budget reserve fund would be fully funded at 2006 fiscal year-end as required by state law.

Independent credit rating agency Standard & Poor's assigned Missouri's general obligation bonds its highest rating of AAA with a stable outlook. 5 The rating and outlook reflect Missouri's strong and diverse economic base, excellent financial management, high reserve levels and low debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin Missouri Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                19.0%
--------------------------------------------------------------------------------
Utilities                                                                  17.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     17.2%
--------------------------------------------------------------------------------
Higher Education                                                           14.9%
--------------------------------------------------------------------------------
General Obligation                                                         10.3%
--------------------------------------------------------------------------------
Tax-Supported                                                               9.6%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.9%
--------------------------------------------------------------------------------
Transportation                                                              2.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        2.6%
--------------------------------------------------------------------------------
Other Revenue                                                               1.5%
--------------------------------------------------------------------------------
Housing                                                                     1.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: State Review: Missouri," RATINGSDIRECT, 5/12/06.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 67

Performance Summary as of 2/28/07

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRMOX)                           CHANGE     2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.06      $12.37     $12.31
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.5201
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FMOIX)                           CHANGE     2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.06      $12.45     $12.39
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.4529
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------
CLASS A                                                        1-YEAR        5-YEAR     10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +4.85%       +28.74%     +70.24%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  +0.37%        +4.28%      +5.00%
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                             +0.70%        +4.61%      +5.06%
------------------------------------------------------------------------------------------------
   Distribution Rate 4                            3.98%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5         6.51%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    3.42%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     5.60%
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7              0.66%
------------------------------------------------------------------------------------------------
CLASS C                                                        1-YEAR        5-YEAR     10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +4.25%       +25.29%      +61.51%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  +3.25%        +4.61%       +4.91%
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                             +3.65%        +4.95%       +4.96%
------------------------------------------------------------------------------------------------
   Distribution Rate 4                            3.57%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5         5.84%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    3.05%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     4.99%
------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7              1.21%
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


68 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin Missouri      Lehman Brothers
     Date         Tax-Free Income Fund   Municipal Bond Index 8      CPI 8
 -----------     ---------------------   ----------------------     ----------
   3/1/1997                $9,571                $10,000             $10,000
  3/31/1997                $9,477                 $9,867             $10,025
  4/30/1997                $9,578                 $9,949             $10,038
  5/31/1997                $9,696                $10,099             $10,031
  6/30/1997                $9,788                $10,207             $10,044
  7/31/1997               $10,022                $10,489             $10,056
  8/31/1997                $9,951                $10,391             $10,075
  9/30/1997               $10,079                $10,514             $10,100
 10/31/1997               $10,133                $10,582             $10,125
 11/30/1997               $10,203                $10,644             $10,119
 12/31/1997               $10,352                $10,799             $10,107
  1/31/1998               $10,430                $10,911             $10,125
  2/28/1998               $10,474                $10,914             $10,144
  3/31/1998               $10,484                $10,924             $10,163
  4/30/1998               $10,460                $10,875             $10,182
  5/31/1998               $10,600                $11,047             $10,201
  6/30/1998               $10,638                $11,090             $10,213
  7/31/1998               $10,648                $11,118             $10,226
  8/31/1998               $10,782                $11,290             $10,238
  9/30/1998               $10,907                $11,430             $10,251
 10/31/1998               $10,882                $11,430             $10,276
 11/30/1998               $10,910                $11,470             $10,276
 12/31/1998               $10,948                $11,499             $10,269
  1/31/1999               $11,047                $11,636             $10,294
  2/28/1999               $11,012                $11,585             $10,307
  3/31/1999               $11,039                $11,601             $10,338
  4/30/1999               $11,057                $11,630             $10,414
  5/31/1999               $10,993                $11,563             $10,414
  6/30/1999               $10,822                $11,396             $10,414
  7/31/1999               $10,841                $11,438             $10,445
  8/31/1999               $10,684                $11,346             $10,470
  9/30/1999               $10,665                $11,351             $10,520
 10/31/1999               $10,488                $11,228             $10,539
 11/30/1999               $10,591                $11,347             $10,545
 12/31/1999               $10,468                $11,263             $10,545
  1/31/2000               $10,364                $11,214             $10,576
  2/29/2000               $10,497                $11,344             $10,639
  3/31/2000               $10,764                $11,592             $10,727
  4/30/2000               $10,697                $11,523             $10,733
  5/31/2000               $10,621                $11,463             $10,746
  6/30/2000               $10,910                $11,767             $10,802
  7/31/2000               $11,066                $11,931             $10,827
  8/31/2000               $11,261                $12,115             $10,827
  9/30/2000               $11,192                $12,052             $10,883
 10/31/2000               $11,310                $12,183             $10,902
 11/30/2000               $11,409                $12,275             $10,909
 12/31/2000               $11,696                $12,579             $10,902
  1/31/2001               $11,766                $12,703             $10,971
  2/28/2001               $11,816                $12,744             $11,015
  3/31/2001               $11,906                $12,858             $11,040
  4/30/2001               $11,794                $12,719             $11,084
  5/31/2001               $11,905                $12,855             $11,134
  6/30/2001               $11,996                $12,941             $11,153
  7/31/2001               $12,190                $13,133             $11,122
  8/31/2001               $12,446                $13,350             $11,122
  9/30/2001               $12,382                $13,305             $11,172
 10/31/2001               $12,546                $13,463             $11,134
 11/30/2001               $12,441                $13,350             $11,115
 12/31/2001               $12,283                $13,223             $11,071
  1/31/2002               $12,522                $13,453             $11,096
  2/28/2002               $12,657                $13,615             $11,140
  3/31/2002               $12,402                $13,348             $11,203
  4/30/2002               $12,613                $13,609             $11,266
  5/31/2002               $12,686                $13,692             $11,266
  6/30/2002               $12,813                $13,836             $11,272
  7/31/2002               $12,982                $14,014             $11,284
  8/31/2002               $13,121                $14,183             $11,322
  9/30/2002               $13,410                $14,494             $11,341
 10/31/2002               $13,169                $14,253             $11,360
 11/30/2002               $13,134                $14,194             $11,360
 12/31/2002               $13,372                $14,494             $11,335
  1/31/2003               $13,358                $14,457             $11,385
  2/28/2003               $13,532                $14,659             $11,472
  3/31/2003               $13,540                $14,668             $11,541
  4/30/2003               $13,647                $14,765             $11,516
  5/31/2003               $13,967                $15,110             $11,497
  6/30/2003               $13,907                $15,046             $11,510
  7/31/2003               $13,373                $14,520             $11,523
  8/31/2003               $13,504                $14,628             $11,566
  9/30/2003               $13,851                $15,058             $11,604
 10/31/2003               $13,779                $14,982             $11,591
 11/30/2003               $13,945                $15,138             $11,560
 12/31/2003               $14,077                $15,264             $11,548
  1/31/2004               $14,163                $15,351             $11,604
  2/29/2004               $14,399                $15,582             $11,667
  3/31/2004               $14,346                $15,528             $11,742
  4/30/2004               $13,980                $15,160             $11,779
  5/31/2004               $13,927                $15,105             $11,848
  6/30/2004               $13,956                $15,160             $11,886
  7/31/2004               $14,162                $15,360             $11,867
  8/31/2004               $14,415                $15,667             $11,873
  9/30/2004               $14,503                $15,751             $11,898
 10/31/2004               $14,651                $15,886             $11,961
 11/30/2004               $14,526                $15,755             $11,967
 12/31/2004               $14,735                $15,947             $11,924
  1/31/2005               $14,933                $16,096             $11,949
  2/28/2005               $14,902                $16,043             $12,018
  3/31/2005               $14,835                $15,942             $12,112
  4/30/2005               $15,071                $16,193             $12,193
  5/31/2005               $15,187                $16,308             $12,180
  6/30/2005               $15,266                $16,409             $12,187
  7/31/2005               $15,260                $16,335             $12,243
  8/31/2005               $15,414                $16,500             $12,306
  9/30/2005               $15,270                $16,388             $12,456
 10/31/2005               $15,151                $16,289             $12,481
 11/30/2005               $15,206                $16,367             $12,381
 12/31/2005               $15,374                $16,508             $12,331
  1/31/2006               $15,392                $16,552             $12,425
  2/28/2006               $15,548                $16,664             $12,450
  3/31/2006               $15,426                $16,549             $12,519
  4/30/2006               $15,418                $16,543             $12,625
  5/31/2006               $15,448                $16,617             $12,688
  6/30/2006               $15,388                $16,554             $12,713
  7/31/2006               $15,572                $16,751             $12,751
  8/31/2006               $15,807                $17,000             $12,776
  9/30/2006               $15,915                $17,118             $12,713
 10/31/2006               $16,023                $17,225             $12,644
 11/30/2006               $16,183                $17,369             $12,625
 12/31/2006               $16,122                $17,307             $12,644
  1/31/2007               $16,073                $17,263             $12,683
  2/28/2007               $16,294                $17,490             $12,751

AVERAGE ANNUAL TOTAL RETURN

CLASS A                        2/28/07
--------------------------------------
1-Year                          +0.37%
--------------------------------------
5-Year                          +4.28%
--------------------------------------
10-Year                         +5.00%
--------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin Missouri      Lehman Brothers
     Date         Tax-Free Income Fund   Municipal Bond Index 8         CPI 8
 -----------     ---------------------   ----------------------        --------
   3/1/1997              $10,000                 $10,000               $10,000
  3/31/1997               $9,902                  $9,867               $10,025
  4/30/1997              $10,003                  $9,949               $10,038
  5/31/1997              $10,121                 $10,099               $10,031
  6/30/1997              $10,212                 $10,207               $10,044
  7/31/1997              $10,459                 $10,489               $10,056
  8/31/1997              $10,380                 $10,391               $10,075
  9/30/1997              $10,509                 $10,514               $10,100
 10/31/1997              $10,560                 $10,582               $10,125
 11/30/1997              $10,628                 $10,644               $10,119
 12/31/1997              $10,777                 $10,799               $10,107
  1/31/1998              $10,853                 $10,911               $10,125
  2/28/1998              $10,894                 $10,914               $10,144
  3/31/1998              $10,900                 $10,924               $10,163
  4/30/1998              $10,870                 $10,875               $10,182
  5/31/1998              $11,010                 $11,047               $10,201
  6/30/1998              $11,052                 $11,090               $10,213
  7/31/1998              $11,058                 $11,118               $10,226
  8/31/1998              $11,191                 $11,290               $10,238
  9/30/1998              $11,306                 $11,430               $10,251
 10/31/1998              $11,274                 $11,430               $10,276
 11/30/1998              $11,307                 $11,470               $10,276
 12/31/1998              $11,331                 $11,499               $10,269
  1/31/1999              $11,428                 $11,636               $10,294
  2/28/1999              $11,395                 $11,585               $10,307
  3/31/1999              $11,418                 $11,601               $10,338
  4/30/1999              $11,422                 $11,630               $10,414
  5/31/1999              $11,360                 $11,563               $10,414
  6/30/1999              $11,170                 $11,396               $10,414
  7/31/1999              $11,183                 $11,438               $10,445
  8/31/1999              $11,027                 $11,346               $10,470
  9/30/1999              $10,993                 $11,351               $10,520
 10/31/1999              $10,816                 $11,228               $10,539
 11/30/1999              $10,906                 $11,347               $10,545
 12/31/1999              $10,776                 $11,263               $10,545
  1/31/2000              $10,665                 $11,214               $10,576
  2/29/2000              $10,796                 $11,344               $10,639
  3/31/2000              $11,065                 $11,592               $10,727
  4/30/2000              $10,991                 $11,523               $10,733
  5/31/2000              $10,917                 $11,463               $10,746
  6/30/2000              $11,199                 $11,767               $10,802
  7/31/2000              $11,363                 $11,931               $10,827
  8/31/2000              $11,547                 $12,115               $10,827
  9/30/2000              $11,481                 $12,052               $10,883
 10/31/2000              $11,597                 $12,183               $10,902
 11/30/2000              $11,693                 $12,275               $10,909
 12/31/2000              $11,980                 $12,579               $10,902
  1/31/2001              $12,046                 $12,703               $10,971
  2/28/2001              $12,091                 $12,744               $11,015
  3/31/2001              $12,187                 $12,858               $11,040
  4/30/2001              $12,058                 $12,719               $11,084
  5/31/2001              $12,165                 $12,855               $11,134
  6/30/2001              $12,252                 $12,941               $11,153
  7/31/2001              $12,443                 $13,133               $11,122
  8/31/2001              $12,698                 $13,350               $11,122
  9/30/2001              $12,639                 $13,305               $11,172
 10/31/2001              $12,800                 $13,463               $11,134
 11/30/2001              $12,687                 $13,350               $11,115
 12/31/2001              $12,521                 $13,223               $11,071
  1/31/2002              $12,747                 $13,453               $11,096
  2/28/2002              $12,889                 $13,615               $11,140
  3/31/2002              $12,624                 $13,348               $11,203
  4/30/2002              $12,831                 $13,609               $11,266
  5/31/2002              $12,899                 $13,692               $11,266
  6/30/2002              $13,021                 $13,836               $11,272
  7/31/2002              $13,188                 $14,014               $11,284
  8/31/2002              $13,322                 $14,183               $11,322
  9/30/2002              $13,608                 $14,494               $11,341
 10/31/2002              $13,359                 $14,253               $11,360
 11/30/2002              $13,317                 $14,194               $11,360
 12/31/2002              $13,551                 $14,494               $11,335
  1/31/2003              $13,531                 $14,457               $11,385
  2/28/2003              $13,701                 $14,659               $11,472
  3/31/2003              $13,702                 $14,668               $11,541
  4/30/2003              $13,805                 $14,765               $11,516
  5/31/2003              $14,121                 $15,110               $11,497
  6/30/2003              $14,066                 $15,046               $11,510
  7/31/2003              $13,512                 $14,520               $11,523
  8/31/2003              $13,636                 $14,628               $11,566
  9/30/2003              $13,977                 $15,058               $11,604
 10/31/2003              $13,908                 $14,982               $11,591
 11/30/2003              $14,068                 $15,138               $11,560
 12/31/2003              $14,182                 $15,264               $11,548
  1/31/2004              $14,274                 $15,351               $11,604
  2/29/2004              $14,493                 $15,582               $11,667
  3/31/2004              $14,445                 $15,528               $11,742
  4/30/2004              $14,071                 $15,160               $11,779
  5/31/2004              $14,012                 $15,105               $11,848
  6/30/2004              $14,035                 $15,160               $11,886
  7/31/2004              $14,222                 $15,360               $11,867
  8/31/2004              $14,480                 $15,667               $11,873
  9/30/2004              $14,561                 $15,751               $11,898
 10/31/2004              $14,703                 $15,886               $11,961
 11/30/2004              $14,571                 $15,755               $11,967
 12/31/2004              $14,772                 $15,947               $11,924
  1/31/2005              $14,962                 $16,096               $11,949
  2/28/2005              $14,925                 $16,043               $12,018
  3/31/2005              $14,851                 $15,942               $12,112
  4/30/2005              $15,079                 $16,193               $12,193
  5/31/2005              $15,199                 $16,308               $12,180
  6/30/2005              $15,259                 $16,409               $12,187
  7/31/2005              $15,246                 $16,335               $12,243
  8/31/2005              $15,392                 $16,500               $12,306
  9/30/2005              $15,242                 $16,388               $12,456
 10/31/2005              $15,130                 $16,289               $12,481
 11/30/2005              $15,165                 $16,367               $12,381
 12/31/2005              $15,324                 $16,508               $12,331
  1/31/2006              $15,335                 $16,552               $12,425
  2/28/2006              $15,495                 $16,664               $12,450
  3/31/2006              $15,355                 $16,549               $12,519
  4/30/2006              $15,340                 $16,543               $12,625
  5/31/2006              $15,363                 $16,617               $12,688
  6/30/2006              $15,297                 $16,554               $12,713
  7/31/2006              $15,471                 $16,751               $12,751
  8/31/2006              $15,697                 $17,000               $12,776
  9/30/2006              $15,809                 $17,118               $12,713
 10/31/2006              $15,908                 $17,225               $12,644
 11/30/2006              $16,059                 $17,369               $12,625
 12/31/2006              $15,978                 $17,307               $12,644
  1/31/2007              $15,936                 $17,263               $12,683
  2/28/2007              $16,151                 $17,490               $12,751

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS C                        2/28/07
--------------------------------------
1-Year                          +3.25%
--------------------------------------
5-Year                          +4.61%
--------------------------------------
10-Year                         +4.91%
--------------------------------------


Annual Report | 69

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


70 | Annual Report

Your Fund's Expenses

FRANKLIN MISSOURI TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 71

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/06         VALUE 2/28/07    PERIOD* 9/1/06-2/28/07
------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,030.90               $3.32
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,021.52               $3.31
------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,028.80               $6.04
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.84               $6.01
------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66% and C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


72 | Annual Report

Franklin North Carolina Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                      66.0%
AA                                       14.6%
A                                         1.9%
BBB                                       9.7%
Not Rated by S&P                          7.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                            MOODY'S       INTERNAL
AAA or Aaa                            6.3%            --
BBB or Baa                            1.1%           0.2%
Below Investment Grade                0.2%            --
---------------------------------------------------------
Total                                 7.6%           0.2%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin North Carolina Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $12.31 on February 28, 2006, to $12.38 on February 28, 2007. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 141.


                                                              Annual Report | 73

DIVIDEND DISTRIBUTIONS 2
Franklin North Carolina Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                                ------------------------------------------------
MONTH                                  CLASS A                      CLASS C
--------------------------------------------------------------------------------
March 2006                            4.33 cents                  3.76 cents
--------------------------------------------------------------------------------
April 2006                            4.33 cents                  3.76 cents
--------------------------------------------------------------------------------
May 2006                              4.33 cents                  3.76 cents
--------------------------------------------------------------------------------
June 2006                             4.29 cents                  3.73 cents
--------------------------------------------------------------------------------
July 2006                             4.29 cents                  3.73 cents
--------------------------------------------------------------------------------
August 2006                           4.29 cents                  3.73 cents
--------------------------------------------------------------------------------
September 2006                        4.29 cents                  3.73 cents
--------------------------------------------------------------------------------
October 2006                          4.29 cents                  3.73 cents
--------------------------------------------------------------------------------
November 2006                         4.29 cents                  3.73 cents
--------------------------------------------------------------------------------
December 2006                         4.25 cents                  3.67 cents
--------------------------------------------------------------------------------
January 2007                          4.25 cents                  3.67 cents
--------------------------------------------------------------------------------
February 2007                         4.25 cents                  3.67 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 51.60 cents per share for the same period. 2 The Performance Summary beginning on page 77 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.89% based on an annualization of the current 4.19 cent per share dividend and the maximum offering price of $12.93 on February 28, 2007. An investor in the 2007 maximum combined effective federal and North Carolina personal income tax bracket of 40.20% would need to earn a distribution rate of 6.51% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


74 | Annual Report

STATE UPDATE

North Carolina's diversified economy expanded at a healthy pace that exceeded national rates. In particular, the services sector, including business and professional, education and health, and leisure, showed strong growth. The state's labor force expanded and employment gains accelerated. Unemployment steadily declined and the state's unemployment rate in February 2007 was the same as the 4.5% national rate. 3

An improving economy, conservative budgeting and tight expenditure controls contributed to the state's strong financial performance. Tax revenues exceeded budget forecasts by 6.5% in fiscal year 2006, and were 13.2% higher than fiscal year 2005 revenues, resulting in a $940 million surplus. 4 The state's reserve levels rose and the general fund balance achieved a positive position.

While historically moderate, North Carolina's net tax-supported debt increased significantly in recent years partly due to large issuances for higher education capital projects. Despite this sizable increase, the state's debt burden, at $818 per capita and 2.6% of personal income, remained moderate compared with those of other states. 5

Independent credit rating agency Standard & Poor's assigned North Carolina its highest AAA rating with a stable outlook. 6 In February 2007, another independent rating agency, Moody's Investors Service, upgraded the state's rating from AA1 to Aaa, and changed its outlook from positive to stable. 7 The upgrade reflects North Carolina's recent economic gains, improved financial performance, replenishment of depleted reserves and effective fiscal management.

PORTFOLIO BREAKDOWN
Franklin North Carolina Tax-Free
Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Hospital & Health Care                                                     19.5%
--------------------------------------------------------------------------------
Prerefunded                                                                16.9%
--------------------------------------------------------------------------------
Utilities                                                                  16.8%
--------------------------------------------------------------------------------
Higher Education                                                           13.3%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       11.3%
--------------------------------------------------------------------------------
Transportation                                                             10.3%
--------------------------------------------------------------------------------
Other Revenue                                                               4.5%
--------------------------------------------------------------------------------
General Obligation                                                          3.3%
--------------------------------------------------------------------------------
Housing                                                                     1.6%
--------------------------------------------------------------------------------
Corporate-Backed                                                            1.3%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

3.    Source: Bureau of Labor Statistics.

4. Source: Moody's Investors Service, "Rating Update: North Carolina (State of)," 1/12/07.

5. Source: Standard & Poor's, "Research: State Review: North Carolina," RATINGSDIRECT, 2/13/07.

6.    This does not indicate Standard & Poor's rating of the Fund.

7.    This does not indicate Moody's rating of the Fund.



                                                              Annual Report | 75

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


76 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FXNCX)                            CHANGE    2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.07     $12.38     $12.31
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.5160
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FNCIX)                            CHANGE    2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$0.07     $12.51     $12.44
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                        $0.4478
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR         5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +4.89%        +29.03%       +69.94%
----------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +0.40%         +4.32%        +4.99%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                         +0.58%         +4.62%        +5.04%
----------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.89%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.51%
----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.32%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.55%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         0.66%
----------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR         5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                  +4.26%        +25.62%       +61.06%
----------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +3.26%         +4.67%        +4.88%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                         +3.50%         +4.97%        +4.93%
----------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.49%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.84%
----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.92%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.88%
----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.21%
----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 77

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS A                              2/28/07
--------------------------------------------
1-Year                                +0.40%
--------------------------------------------
5-Year                                +4.32%
--------------------------------------------
10-Year                               +4.99%
--------------------------------------------

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin North Carolina         Lehman Brothers
     Date         Tax-Free Income Fund        Municipal Bond Index 8     CPI 8
  ---------      -----------------------      ----------------------    --------
   3/1/1997               $9,576                     $10,000            $10,000
  3/31/1997               $9,487                      $9,867            $10,025
  4/30/1997               $9,571                      $9,949            $10,038
  5/31/1997               $9,680                     $10,099            $10,031
  6/30/1997               $9,781                     $10,207            $10,044
  7/31/1997               $9,998                     $10,489            $10,056
  8/31/1997               $9,942                     $10,391            $10,075
  9/30/1997              $10,044                     $10,514            $10,100
 10/31/1997              $10,113                     $10,582            $10,125
 11/30/1997              $10,183                     $10,644            $10,119
 12/31/1997              $10,329                     $10,799            $10,107
  1/31/1998              $10,416                     $10,911            $10,125
  2/28/1998              $10,417                     $10,914            $10,144
  3/31/1998              $10,435                     $10,924            $10,163
  4/30/1998              $10,419                     $10,875            $10,182
  5/31/1998              $10,559                     $11,047            $10,201
  6/30/1998              $10,603                     $11,090            $10,213
  7/31/1998              $10,630                     $11,118            $10,226
  8/31/1998              $10,763                     $11,290            $10,238
  9/30/1998              $10,896                     $11,430            $10,251
 10/31/1998              $10,888                     $11,430            $10,276
 11/30/1998              $10,916                     $11,470            $10,276
 12/31/1998              $10,943                     $11,499            $10,269
  1/31/1999              $11,042                     $11,636            $10,294
  2/28/1999              $10,996                     $11,585            $10,307
  3/31/1999              $11,014                     $11,601            $10,338
  4/30/1999              $11,032                     $11,630            $10,414
  5/31/1999              $10,976                     $11,563            $10,414
  6/30/1999              $10,802                     $11,396            $10,414
  7/31/1999              $10,810                     $11,438            $10,445
  8/31/1999              $10,690                     $11,346            $10,470
  9/30/1999              $10,671                     $11,351            $10,520
 10/31/1999              $10,512                     $11,228            $10,539
 11/30/1999              $10,596                     $11,347            $10,545
 12/31/1999              $10,473                     $11,263            $10,545
  1/31/2000              $10,387                     $11,214            $10,576
  2/29/2000              $10,510                     $11,344            $10,639
  3/31/2000              $10,767                     $11,592            $10,727
  4/30/2000              $10,700                     $11,523            $10,733
  5/31/2000              $10,642                     $11,463            $10,746
  6/30/2000              $10,912                     $11,767            $10,802
  7/31/2000              $11,077                     $11,931            $10,827
  8/31/2000              $11,242                     $12,115            $10,827
  9/30/2000              $11,183                     $12,052            $10,883
 10/31/2000              $11,311                     $12,183            $10,902
 11/30/2000              $11,410                     $12,275            $10,909
 12/31/2000              $11,688                     $12,579            $10,902
  1/31/2001              $11,768                     $12,703            $10,971
  2/28/2001              $11,818                     $12,744            $11,015
  3/31/2001              $11,908                     $12,858            $11,040
  4/30/2001              $11,767                     $12,719            $11,084
  5/31/2001              $11,879                     $12,855            $11,134
  6/30/2001              $11,980                     $12,941            $11,153
  7/31/2001              $12,206                     $13,133            $11,122
  8/31/2001              $12,390                     $13,350            $11,122
  9/30/2001              $12,328                     $13,305            $11,172
 10/31/2001              $12,482                     $13,463            $11,134
 11/30/2001              $12,398                     $13,350            $11,115
 12/31/2001              $12,261                     $13,223            $11,071
  1/31/2002              $12,457                     $13,453            $11,096
  2/28/2002              $12,613                     $13,615            $11,140
  3/31/2002              $12,378                     $13,348            $11,203
  4/30/2002              $12,598                     $13,609            $11,266
  5/31/2002              $12,659                     $13,692            $11,266
  6/30/2002              $12,773                     $13,836            $11,272
  7/31/2002              $12,930                     $14,014            $11,284
  8/31/2002              $13,088                     $14,183            $11,322
  9/30/2002              $13,387                     $14,494            $11,341
 10/31/2002              $13,167                     $14,253            $11,360
 11/30/2002              $13,130                     $14,194            $11,360
 12/31/2002              $13,400                     $14,494            $11,335
  1/31/2003              $13,364                     $14,457            $11,385
  2/28/2003              $13,525                     $14,659            $11,472
  3/31/2003              $13,522                     $14,668            $11,541
  4/30/2003              $13,595                     $14,765            $11,516
  5/31/2003              $13,914                     $15,110            $11,497
  6/30/2003              $13,877                     $15,046            $11,510
  7/31/2003              $13,389                     $14,520            $11,523
  8/31/2003              $13,496                     $14,628            $11,566
  9/30/2003              $13,842                     $15,058            $11,604
 10/31/2003              $13,780                     $14,982            $11,591
 11/30/2003              $13,946                     $15,138            $11,560
 12/31/2003              $14,066                     $15,264            $11,548
  1/31/2004              $14,152                     $15,351            $11,604
  2/29/2004              $14,354                     $15,582            $11,667
  3/31/2004              $14,348                     $15,528            $11,742
  4/30/2004              $14,017                     $15,160            $11,779
  5/31/2004              $13,966                     $15,105            $11,848
  6/30/2004              $14,031                     $15,160            $11,886
  7/31/2004              $14,224                     $15,360            $11,867
  8/31/2004              $14,466                     $15,667            $11,873
  9/30/2004              $14,555                     $15,751            $11,898
 10/31/2004              $14,692                     $15,886            $11,961
 11/30/2004              $14,579                     $15,755            $11,967
 12/31/2004              $14,764                     $15,947            $11,924
  1/31/2005              $14,962                     $16,096            $11,949
  2/28/2005              $14,944                     $16,043            $12,018
  3/31/2005              $14,865                     $15,942            $12,112
  4/30/2005              $15,076                     $16,193            $12,193
  5/31/2005              $15,179                     $16,308            $12,180
  6/30/2005              $15,258                     $16,409            $12,187
  7/31/2005              $15,215                     $16,335            $12,243
  8/31/2005              $15,343                     $16,500            $12,306
  9/30/2005              $15,249                     $16,388            $12,456
 10/31/2005              $15,180                     $16,289            $12,481
 11/30/2005              $15,233                     $16,367            $12,381
 12/31/2005              $15,362                     $16,508            $12,331
  1/31/2006              $15,391                     $16,552            $12,425
  2/28/2006              $15,521                     $16,664            $12,450
  3/31/2006              $15,424                     $16,549            $12,519
  4/30/2006              $15,428                     $16,543            $12,625
  5/31/2006              $15,471                     $16,617            $12,688
  6/30/2006              $15,410                     $16,554            $12,713
  7/31/2006              $15,581                     $16,751            $12,751
  8/31/2006              $15,803                     $17,000            $12,776
  9/30/2006              $15,909                     $17,118            $12,713
 10/31/2006              $16,017                     $17,225            $12,644
 11/30/2006              $16,177                     $17,369            $12,625
 12/31/2006              $16,115                     $17,307            $12,644
  1/31/2007              $16,066                     $17,263            $12,683
  2/28/2007              $16,272                     $17,490            $12,751

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS C                              2/28/07
--------------------------------------------
1-Year                                +3.26%
--------------------------------------------
5-Year                                +4.67%
--------------------------------------------
10-Year                               +4.88%
--------------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin North Carolina         Lehman Brothers
     Date        Tax-Free Income Fund        Municipal Bond Index 8     CPI 8
  ---------     -----------------------     ------------------------  ---------
   3/1/1997             $10,000                        $10,000         $10,000
  3/31/1997              $9,902                         $9,867         $10,025
  4/30/1997              $9,985                         $9,949         $10,038
  5/31/1997             $10,102                        $10,099         $10,031
  6/30/1997             $10,193                        $10,207         $10,044
  7/31/1997             $10,423                        $10,489         $10,056
  8/31/1997             $10,350                        $10,391         $10,075
  9/30/1997             $10,460                        $10,514         $10,100
 10/31/1997             $10,518                        $10,582         $10,125
 11/30/1997             $10,594                        $10,644         $10,119
 12/31/1997             $10,731                        $10,799         $10,107
  1/31/1998             $10,825                        $10,911         $10,125
  2/28/1998             $10,822                        $10,914         $10,144
  3/31/1998             $10,835                        $10,924         $10,163
  4/30/1998             $10,813                        $10,875         $10,182
  5/31/1998             $10,961                        $11,047         $10,201
  6/30/1998             $11,001                        $11,090         $10,213
  7/31/1998             $11,024                        $11,118         $10,226
  8/31/1998             $11,156                        $11,290         $10,238
  9/30/1998             $11,280                        $11,430         $10,251
 10/31/1998             $11,267                        $11,430         $10,276
 11/30/1998             $11,299                        $11,470         $10,276
 12/31/1998             $11,322                        $11,499         $10,269
  1/31/1999             $11,419                        $11,636         $10,294
  2/28/1999             $11,367                        $11,585         $10,307
  3/31/1999             $11,380                        $11,601         $10,338
  4/30/1999             $11,392                        $11,630         $10,414
  5/31/1999             $11,330                        $11,563         $10,414
  6/30/1999             $11,137                        $11,396         $10,414
  7/31/1999             $11,149                        $11,438         $10,445
  8/31/1999             $11,011                        $11,346         $10,470
  9/30/1999             $10,996                        $11,351         $10,520
 10/31/1999             $10,819                        $11,228         $10,539
 11/30/1999             $10,899                        $11,347         $10,545
 12/31/1999             $10,769                        $11,263         $10,545
  1/31/2000             $10,677                        $11,214         $10,576
  2/29/2000             $10,807                        $11,344         $10,639
  3/31/2000             $11,065                        $11,592         $10,727
  4/30/2000             $10,991                        $11,523         $10,733
  5/31/2000             $10,917                        $11,463         $10,746
  6/30/2000             $11,197                        $11,767         $10,802
  7/31/2000             $11,360                        $11,931         $10,827
  8/31/2000             $11,523                        $12,115         $10,827
  9/30/2000             $11,458                        $12,052         $10,883
 10/31/2000             $11,583                        $12,183         $10,902
 11/30/2000             $11,679                        $12,275         $10,909
 12/31/2000             $11,955                        $12,579         $10,902
  1/31/2001             $12,041                        $12,703         $10,971
  2/28/2001             $12,087                        $12,744         $11,015
  3/31/2001             $12,172                        $12,858         $11,040
  4/30/2001             $12,013                        $12,719         $11,084
  5/31/2001             $12,130                        $12,855         $11,134
  6/30/2001             $12,228                        $12,941         $11,153
  7/31/2001             $12,450                        $13,133         $11,122
  8/31/2001             $12,632                        $13,350         $11,122
  9/30/2001             $12,563                        $13,305         $11,172
 10/31/2001             $12,713                        $13,463         $11,134
 11/30/2001             $12,622                        $13,350         $11,115
 12/31/2001             $12,478                        $13,223         $11,071
  1/31/2002             $12,681                        $13,453         $11,096
  2/28/2002             $12,821                        $13,615         $11,140
  3/31/2002             $12,578                        $13,348         $11,203
  4/30/2002             $12,794                        $13,609         $11,266
  5/31/2002             $12,861                        $13,692         $11,266
  6/30/2002             $12,969                        $13,836         $11,272
  7/31/2002             $13,121                        $14,014         $11,284
  8/31/2002             $13,274                        $14,183         $11,322
  9/30/2002             $13,580                        $14,494         $11,341
 10/31/2002             $13,342                        $14,253         $11,360
 11/30/2002             $13,299                        $14,194         $11,360
 12/31/2002             $13,564                        $14,494         $11,335
  1/31/2003             $13,521                        $14,457         $11,385
  2/28/2003             $13,688                        $14,659         $11,472
  3/31/2003             $13,667                        $14,668         $11,541
  4/30/2003             $13,746                        $14,765         $11,516
  5/31/2003             $14,060                        $15,110         $11,497
  6/30/2003             $14,016                        $15,046         $11,510
  7/31/2003             $13,511                        $14,520         $11,523
  8/31/2003             $13,622                        $14,628         $11,566
  9/30/2003             $13,949                        $15,058         $11,604
 10/31/2003             $13,880                        $14,982         $11,591
 11/30/2003             $14,049                        $15,138         $11,560
 12/31/2003             $14,163                        $15,264         $11,548
  1/31/2004             $14,242                        $15,351         $11,604
  2/29/2004             $14,448                        $15,582         $11,667
  3/31/2004             $14,424                        $15,528         $11,742
  4/30/2004             $14,088                        $15,160         $11,779
  5/31/2004             $14,029                        $15,105         $11,848
  6/30/2004             $14,087                        $15,160         $11,886
  7/31/2004             $14,274                        $15,360         $11,867
  8/31/2004             $14,520                        $15,667         $11,873
  9/30/2004             $14,590                        $15,751         $11,898
 10/31/2004             $14,719                        $15,886         $11,961
 11/30/2004             $14,612                        $15,755         $11,967
 12/31/2004             $14,789                        $15,947         $11,924
  1/31/2005             $14,966                        $16,096         $11,949
  2/28/2005             $14,941                        $16,043         $12,018
  3/31/2005             $14,868                        $15,942         $12,112
  4/30/2005             $15,070                        $16,193         $12,193
  5/31/2005             $15,165                        $16,308         $12,180
  6/30/2005             $15,236                        $16,409         $12,187
  7/31/2005             $15,186                        $16,335         $12,243
  8/31/2005             $15,307                        $16,500         $12,306
  9/30/2005             $15,207                        $16,388         $12,456
 10/31/2005             $15,131                        $16,289         $12,481
 11/30/2005             $15,177                        $16,367         $12,381
 12/31/2005             $15,298                        $16,508         $12,331
  1/31/2006             $15,319                        $16,552         $12,425
  2/28/2006             $15,453                        $16,664         $12,450
  3/31/2006             $15,338                        $16,549         $12,519
  4/30/2006             $15,335                        $16,543         $12,625
  5/31/2006             $15,369                        $16,617         $12,688
  6/30/2006             $15,303                        $16,554         $12,713
  7/31/2006             $15,476                        $16,751         $12,751
  8/31/2006             $15,687                        $17,000         $12,776
  9/30/2006             $15,772                        $17,118         $12,713
 10/31/2006             $15,883                        $17,225         $12,644
 11/30/2006             $16,020                        $17,369         $12,625
 12/31/2006             $15,952                        $17,307         $12,644
  1/31/2007             $15,909                        $17,263         $12,683
  2/28/2007             $16,106                        $17,490         $12,751


78 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and North Carolina personal income tax rate of 40.20%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 79

Your Fund's Expenses

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


80 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
CLASS A                                        VALUE 9/1/06      VALUE 2/28/07  PERIOD* 9/1/06-2/28/07
------------------------------------------------------------------------------------------------------
Actual                                            $1,000          $1,048.90             $3.35
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000          $1,021.52             $3.31
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                            $1,000          $1,042.60             $6.13
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000          $1,018.79             $6.06
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 81

Franklin Virginia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .....................    63.1%
AA ......................    17.3%
A .......................     2.7%
BBB .....................     6.3%
Not Rated by S&P ........    10.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                      MOODY'S   FITCH
AAA or Aaa                      2.5%      --
AA or Aa                        1.0%      --
A                               3.3%      --
BBB or Baa                      2.2%     0.3%
Below Investment Grade          1.3%      --
---------------------------------------------
Total                          10.3%     0.3%


--------------------------------------------------------------------------------
This annual report for Franklin Virginia Tax-Free Income Fund covers the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, began and ended the reporting period at $11.85. The Fund's Class A shares paid dividends totaling

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 149.


82 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Virginia Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                     CLASS A                   CLASS C
--------------------------------------------------------------------------------
March 2006                               4.19 cents               3.64 cents
--------------------------------------------------------------------------------
April 2006                               4.19 cents               3.64 cents
--------------------------------------------------------------------------------
May 2006                                 4.19 cents               3.64 cents
--------------------------------------------------------------------------------
June 2006                                4.19 cents               3.64 cents
--------------------------------------------------------------------------------
July 2006                                4.19 cents               3.64 cents
--------------------------------------------------------------------------------
August 2006                              4.19 cents               3.64 cents
--------------------------------------------------------------------------------
September 2006                           4.19 cents               3.65 cents
--------------------------------------------------------------------------------
October 2006                             4.19 cents               3.65 cents
--------------------------------------------------------------------------------
November 2006                            4.19 cents               3.65 cents
--------------------------------------------------------------------------------
December 2006                            4.17 cents               3.63 cents
--------------------------------------------------------------------------------
January 2007                             4.17 cents               3.63 cents
--------------------------------------------------------------------------------
February 2007                            4.17 cents               3.63 cents
--------------------------------------------------------------------------------

50.37 cents per share for the same period. 2 The Performance Summary beginning on page 86 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.04% based on an annualization of the current
4.17 cent per share dividend and the maximum offering price of $12.38 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.59% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

                                                              Annual Report | 83

COMMONWEALTH UPDATE

Virginia's strong and diverse economy grew at a faster pace than the national average. The commonwealth outperformed in terms of income and job growth. Defense and other federal spending remained a growth stimulant. Income levels were above average with median household effective buying income and per capita personal income both at about 110% of U.S. levels. 3 Unemployment trends continued to improve and Virginia's unemployment rate of 2.9% in February 2007 was well below the national rate of 4.5%. 4

The commonwealth's financial position improved due to its growing economy, a half-cent sales tax increase and conservative budgeting. General fund revenue collections were strong in fiscal year 2006, increasing 8.4% compared with the previous year, and exceeding the budgeted revenue forecast by about 1%. 5 Additionally, Virginia's solid fiscal year 2006 revenue growth allowed it to boost its revenue stabilization fund to more than $1 billion, reaching the constitutional cap for the first time and equaling slightly more than 7% of fiscal year 2006 general revenues. 5 Through September 2006, fiscal year 2007 general fund revenues were up 7.6% compared with the same period during the previous year. 5

A debt affordability model controls the commonwealth's relatively low but growing debt burden. Virginia's net tax-supported debt totaled $4.5 billion, with net tax-supported debt per capita at $601 and net tax-supported debt at 1.7% of personal income. 5 By comparison, the 50-state medians were $754 and 2.5%. 6

Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Virginia ratings of AAA and Aaa with stable outlooks. 7 These highest ratings reflect the commonwealth's sound economy, strong financial operations, proactive and conservative fiscal practices and manageable debt burden.

3. Source: Standard & Poor's, "Research: State Review: Virginia," RATINGSDIRECT, 10/31/06.

4.    Source: Bureau of Labor Statistics.

5. Source: Moody's Investors Service, "New Issue: Virginia (Commonwealth of)," 10/31/06.

6.    Source: Moody's Investors Service, "New Issue: Georgia (State of),"
      12/13/06.

7.    These do not indicate ratings of the Fund.


84 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Virginia Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
 Prerefunded                                                               25.8%
--------------------------------------------------------------------------------
 Utilities                                                                 17.2%
--------------------------------------------------------------------------------
 Transportation                                                            11.6%
--------------------------------------------------------------------------------
 Hospital & Health Care                                                     8.4%
--------------------------------------------------------------------------------
 Other Revenue                                                              8.0%
--------------------------------------------------------------------------------
 General Obligation                                                         7.6%
--------------------------------------------------------------------------------
 Subject to Government Appropriations                                       6.0%
--------------------------------------------------------------------------------
 Higher Education                                                           5.7%
--------------------------------------------------------------------------------
 Housing                                                                    4.6%
--------------------------------------------------------------------------------
 Tax-Supported                                                              2.6%
--------------------------------------------------------------------------------
 Corporate-Backed                                                           2.5%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 85

Performance Summary as of 2/28/07

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------
CLASS A (SYMBOL: FRVAX)                         CHANGE    2/28/07    2/28/06
-----------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.00     $11.85     $11.85
-----------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
-----------------------------------------------------------------------------
Dividend Income                     $0.5037
-----------------------------------------------------------------------------
CLASS C (SYMBOL: FVAIX)                         CHANGE    2/28/07    2/28/06
-----------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.01     $11.97     $11.96
-----------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
-----------------------------------------------------------------------------
Dividend Income                     $0.4381
-----------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------
CLASS A                                                 1-YEAR      5-YEAR   10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return 1                               +4.37%     +28.23%   +65.91%
-------------------------------------------------------------------------------------
Average Annual Total Return 2                           -0.10%      +4.19%    +4.73%
-------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                      +0.27%      +4.50%    +4.82%
-------------------------------------------------------------------------------------
   Distribution Rate 4                       4.04%
-------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.59%
-------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.34%
-------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.45%
-------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         0.67%
-------------------------------------------------------------------------------------
CLASS C                                                 1-YEAR      5-YEAR   10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return 1                               +3.84%     +24.68%   +57.20%
-------------------------------------------------------------------------------------
Average Annual Total Return 2                           +2.84%      +4.51%    +4.63%
-------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                      +3.17%      +4.84%    +4.70%
-------------------------------------------------------------------------------------
   Distribution Rate 4                       3.63%
-------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.93%
-------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.98%
-------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.86%
-------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.22%
-------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

86 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Franklin Virginia        Lehman Brothers
     Date              Tax-Free Income Fund    Municipal Bond Index 8     CPI 8
------------          ----------------------   ----------------------    -------
   3/1/1997                    $9,573                  $10,000           $10,000
  3/31/1997                    $9,477                   $9,867           $10,025
  4/30/1997                    $9,555                   $9,949           $10,038
  5/31/1997                    $9,674                  $10,099           $10,031
  6/30/1997                    $9,755                  $10,207           $10,044
  7/31/1997                    $9,985                  $10,489           $10,056
  8/31/1997                    $9,904                  $10,391           $10,075
  9/30/1997                   $10,016                  $10,514           $10,100
 10/31/1997                   $10,077                  $10,582           $10,125
 11/30/1997                   $10,156                  $10,644           $10,119
 12/31/1997                   $10,292                  $10,799           $10,107
  1/31/1998                   $10,380                  $10,911           $10,125
  2/28/1998                   $10,390                  $10,914           $10,144
  3/31/1998                   $10,409                  $10,924           $10,163
  4/30/1998                   $10,365                  $10,875           $10,182
  5/31/1998                   $10,525                  $11,047           $10,201
  6/30/1998                   $10,577                  $11,090           $10,213
  7/31/1998                   $10,605                  $11,118           $10,226
  8/31/1998                   $10,740                  $11,290           $10,238
  9/30/1998                   $10,857                  $11,430           $10,251
 10/31/1998                   $10,830                  $11,430           $10,276
 11/30/1998                   $10,866                  $11,470           $10,276
 12/31/1998                   $10,891                  $11,499           $10,269
  1/31/1999                   $10,991                  $11,636           $10,294
  2/28/1999                   $10,953                  $11,585           $10,307
  3/31/1999                   $10,971                  $11,601           $10,338
  4/30/1999                   $10,988                  $11,630           $10,414
  5/31/1999                   $10,940                  $11,563           $10,414
  6/30/1999                   $10,770                  $11,396           $10,414
  7/31/1999                   $10,787                  $11,438           $10,445
  8/31/1999                   $10,635                  $11,346           $10,470
  9/30/1999                   $10,624                  $11,351           $10,520
 10/31/1999                   $10,452                  $11,228           $10,539
 11/30/1999                   $10,546                  $11,347           $10,545
 12/31/1999                   $10,439                  $11,263           $10,545
  1/31/2000                   $10,341                  $11,214           $10,576
  2/29/2000                   $10,475                  $11,344           $10,639
  3/31/2000                   $10,775                  $11,592           $10,727
  4/30/2000                   $10,705                  $11,523           $10,733
  5/31/2000                   $10,625                  $11,463           $10,746
  6/30/2000                   $10,909                  $11,767           $10,802
  7/31/2000                   $11,047                  $11,931           $10,827
  8/31/2000                   $11,224                  $12,115           $10,827
  9/30/2000                   $11,154                  $12,052           $10,883
 10/31/2000                   $11,274                  $12,183           $10,902
 11/30/2000                   $11,323                  $12,275           $10,909
 12/31/2000                   $11,565                  $12,579           $10,902
  1/31/2001                   $11,636                  $12,703           $10,971
  2/28/2001                   $11,717                  $12,744           $11,015
  3/31/2001                   $11,818                  $12,858           $11,040
  4/30/2001                   $11,693                  $12,719           $11,084
  5/31/2001                   $11,805                  $12,855           $11,134
  6/30/2001                   $11,887                  $12,941           $11,153
  7/31/2001                   $12,062                  $13,133           $11,122
  8/31/2001                   $12,228                  $13,350           $11,122
  9/30/2001                   $12,151                  $13,305           $11,172
 10/31/2001                   $12,307                  $13,463           $11,134
 11/30/2001                   $12,240                  $13,350           $11,115
 12/31/2001                   $12,076                  $13,223           $11,071
  1/31/2002                   $12,263                  $13,453           $11,096
  2/28/2002                   $12,387                  $13,615           $11,140
  3/31/2002                   $12,178                  $13,348           $11,203
  4/30/2002                   $12,357                  $13,609           $11,266
  5/31/2002                   $12,429                  $13,692           $11,266
  6/30/2002                   $12,533                  $13,836           $11,272
  7/31/2002                   $12,681                  $14,014           $11,284
  8/31/2002                   $12,797                  $14,183           $11,322
  9/30/2002                   $13,045                  $14,494           $11,341
 10/31/2002                   $12,775                  $14,253           $11,360
 11/30/2002                   $12,737                  $14,194           $11,360
 12/31/2002                   $13,011                  $14,494           $11,335
  1/31/2003                   $12,959                  $14,457           $11,385
  2/28/2003                   $13,121                  $14,659           $11,472
  3/31/2003                   $13,148                  $14,668           $11,541
  4/30/2003                   $13,277                  $14,765           $11,516
  5/31/2003                   $13,611                  $15,110           $11,497
  6/30/2003                   $13,569                  $15,046           $11,510
  7/31/2003                   $13,080                  $14,520           $11,523
  8/31/2003                   $13,199                  $14,628           $11,566
  9/30/2003                   $13,503                  $15,058           $11,604
 10/31/2003                   $13,484                  $14,982           $11,591
 11/30/2003                   $13,639                  $15,138           $11,560
 12/31/2003                   $13,759                  $15,264           $11,548
  1/31/2004                   $13,855                  $15,351           $11,604
  2/29/2004                   $14,069                  $15,582           $11,667
  3/31/2004                   $14,048                  $15,528           $11,742
  4/30/2004                   $13,708                  $15,160           $11,779
  5/31/2004                   $13,699                  $15,105           $11,848
  6/30/2004                   $13,738                  $15,160           $11,886
  7/31/2004                   $13,921                  $15,360           $11,867
  8/31/2004                   $14,164                  $15,667           $11,873
  9/30/2004                   $14,251                  $15,751           $11,898
 10/31/2004                   $14,399                  $15,886           $11,961
 11/30/2004                   $14,280                  $15,755           $11,967
 12/31/2004                   $14,504                  $15,947           $11,924
  1/31/2005                   $14,679                  $16,096           $11,949
  2/28/2005                   $14,658                  $16,043           $12,018
  3/31/2005                   $14,612                  $15,942           $12,112
  4/30/2005                   $14,814                  $16,193           $12,193
  5/31/2005                   $14,905                  $16,308           $12,180
  6/30/2005                   $14,996                  $16,409           $12,187
  7/31/2005                   $14,938                  $16,335           $12,243
  8/31/2005                   $15,055                  $16,500           $12,306
  9/30/2005                   $14,983                  $16,388           $12,456
 10/31/2005                   $14,910                  $16,289           $12,481
 11/30/2005                   $14,951                  $16,367           $12,381
 12/31/2005                   $15,068                  $16,508           $12,331
  1/31/2006                   $15,096                  $16,552           $12,425
  2/28/2006                   $15,227                  $16,664           $12,450
  3/31/2006                   $15,139                  $16,549           $12,519
  4/30/2006                   $15,142                  $16,543           $12,625
  5/31/2006                   $15,183                  $16,617           $12,688
  6/30/2006                   $15,134                  $16,554           $12,713
  7/31/2006                   $15,279                  $16,751           $12,751
  8/31/2006                   $15,465                  $17,000           $12,776
  9/30/2006                   $15,560                  $17,118           $12,713
 10/31/2006                   $15,655                  $17,225           $12,644
 11/30/2006                   $15,776                  $17,369           $12,625
 12/31/2006                   $15,739                  $17,307           $12,644
  1/31/2007                   $15,701                  $17,263           $12,683
  2/28/2007                   $15,882                  $17,490           $12,751

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS A                                  2/28/07
-------------------------------------------------
1-Year                                    -0.10%
-------------------------------------------------
5-Year                                    +4.19%
-------------------------------------------------
10-Year                                   +4.73%
-------------------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Franklin Virginia        Lehman Brothers
     Date              Tax-Free Income Fund    Municipal Bond Index 8    CPI 8
------------          ----------------------   ----------------------   -------
  3/1/1997                   $10,000                  $10,000           $10,000
 3/31/1997                    $9,905                   $9,867           $10,025
 4/30/1997                    $9,981                   $9,949           $10,038
 5/31/1997                   $10,101                  $10,099           $10,031
 6/30/1997                   $10,171                  $10,207           $10,044
 7/31/1997                   $10,414                  $10,489           $10,056
 8/31/1997                   $10,325                  $10,391           $10,075
 9/30/1997                   $10,427                  $10,514           $10,100
10/31/1997                   $10,494                  $10,582           $10,125
11/30/1997                   $10,571                  $10,644           $10,119
12/31/1997                   $10,706                  $10,799           $10,107
 1/31/1998                   $10,793                  $10,911           $10,125
 2/28/1998                   $10,798                  $10,914           $10,144
 3/31/1998                   $10,812                  $10,924           $10,163
 4/30/1998                   $10,763                  $10,875           $10,182
 5/31/1998                   $10,932                  $11,047           $10,201
 6/30/1998                   $10,981                  $11,090           $10,213
 7/31/1998                   $10,995                  $11,118           $10,226
 8/31/1998                   $11,129                  $11,290           $10,238
 9/30/1998                   $11,254                  $11,430           $10,251
10/31/1998                   $11,220                  $11,430           $10,276
11/30/1998                   $11,253                  $11,470           $10,276
12/31/1998                   $11,273                  $11,499           $10,269
 1/31/1999                   $11,370                  $11,636           $10,294
 2/28/1999                   $11,317                  $11,585           $10,307
 3/31/1999                   $11,338                  $11,601           $10,338
 4/30/1999                   $11,360                  $11,630           $10,414
 5/31/1999                   $11,296                  $11,563           $10,414
 6/30/1999                   $11,117                  $11,396           $10,414
 7/31/1999                   $11,129                  $11,438           $10,445
 8/31/1999                   $10,968                  $11,346           $10,470
 9/30/1999                   $10,942                  $11,351           $10,520
10/31/1999                   $10,771                  $11,228           $10,539
11/30/1999                   $10,862                  $11,347           $10,545
12/31/1999                   $10,738                  $11,263           $10,545
 1/31/2000                   $10,643                  $11,214           $10,576
 2/29/2000                   $10,765                  $11,344           $10,639
 3/31/2000                   $11,076                  $11,592           $10,727
 4/30/2000                   $11,000                  $11,523           $10,733
 5/31/2000                   $10,915                  $11,463           $10,746
 6/30/2000                   $11,199                  $11,767           $10,802
 7/31/2000                   $11,334                  $11,931           $10,827
 8/31/2000                   $11,510                  $12,115           $10,827
 9/30/2000                   $11,433                  $12,052           $10,883
10/31/2000                   $11,550                  $12,183           $10,902
11/30/2000                   $11,595                  $12,275           $10,909
12/31/2000                   $11,836                  $12,579           $10,902
 1/31/2001                   $11,902                  $12,703           $10,971
 2/28/2001                   $11,979                  $12,744           $11,015
 3/31/2001                   $12,086                  $12,858           $11,040
 4/30/2001                   $11,954                  $12,719           $11,084
 5/31/2001                   $12,052                  $12,855           $11,134
 6/30/2001                   $12,139                  $12,941           $11,153
 7/31/2001                   $12,311                  $13,133           $11,122
 8/31/2001                   $12,463                  $13,350           $11,122
 9/30/2001                   $12,390                  $13,305           $11,172
10/31/2001                   $12,542                  $13,463           $11,134
11/30/2001                   $12,469                  $13,350           $11,115
12/31/2001                   $12,297                  $13,223           $11,071
 1/31/2002                   $12,481                  $13,453           $11,096
 2/28/2002                   $12,611                  $13,615           $11,140
 3/31/2002                   $12,383                  $13,348           $11,203
 4/30/2002                   $12,569                  $13,609           $11,266
 5/31/2002                   $12,624                  $13,692           $11,266
 6/30/2002                   $12,723                  $13,836           $11,272
 7/31/2002                   $12,867                  $14,014           $11,284
 8/31/2002                   $12,978                  $14,183           $11,322
 9/30/2002                   $13,233                  $14,494           $11,341
10/31/2002                   $12,955                  $14,253           $11,360
11/30/2002                   $12,911                  $14,194           $11,360
12/31/2002                   $13,169                  $14,494           $11,335
 1/31/2003                   $13,123                  $14,457           $11,385
 2/28/2003                   $13,279                  $14,659           $11,472
 3/31/2003                   $13,301                  $14,668           $11,541
 4/30/2003                   $13,424                  $14,765           $11,516
 5/31/2003                   $13,752                  $15,110           $11,497
 6/30/2003                   $13,704                  $15,046           $11,510
 7/31/2003                   $13,209                  $14,520           $11,523
 8/31/2003                   $13,321                  $14,628           $11,566
 9/30/2003                   $13,619                  $15,058           $11,604
10/31/2003                   $13,594                  $14,982           $11,591
11/30/2003                   $13,743                  $15,138           $11,560
12/31/2003                   $13,855                  $15,264           $11,548
 1/31/2004                   $13,944                  $15,351           $11,604
 2/29/2004                   $14,151                  $15,582           $11,667
 3/31/2004                   $14,124                  $15,528           $11,742
 4/30/2004                   $13,778                  $15,160           $11,779
 5/31/2004                   $13,774                  $15,105           $11,848
 6/30/2004                   $13,795                  $15,160           $11,886
 7/31/2004                   $13,970                  $15,360           $11,867
 8/31/2004                   $14,218                  $15,667           $11,873
 9/30/2004                   $14,298                  $15,751           $11,898
10/31/2004                   $14,439                  $15,886           $11,961
11/30/2004                   $14,315                  $15,755           $11,967
12/31/2004                   $14,530                  $15,947           $11,924
 1/31/2005                   $14,697                  $16,096           $11,949
 2/28/2005                   $14,669                  $16,043           $12,018
 3/31/2005                   $14,617                  $15,942           $12,112
 4/30/2005                   $14,810                  $16,193           $12,193
 5/31/2005                   $14,904                  $16,308           $12,180
 6/30/2005                   $14,976                  $16,409           $12,187
 7/31/2005                   $14,923                  $16,335           $12,243
 8/31/2005                   $15,032                  $16,500           $12,306
 9/30/2005                   $14,942                  $16,388           $12,456
10/31/2005                   $14,876                  $16,289           $12,481
11/30/2005                   $14,910                  $16,367           $12,381
12/31/2005                   $15,019                  $16,508           $12,331
 1/31/2006                   $15,040                  $16,552           $12,425
 2/28/2006                   $15,149                  $16,664           $12,450
 3/31/2006                   $15,056                  $16,549           $12,519
 4/30/2006                   $15,064                  $16,543           $12,625
 5/31/2006                   $15,098                  $16,617           $12,688
 6/30/2006                   $15,042                  $16,554           $12,713
 7/31/2006                   $15,178                  $16,751           $12,751
 8/31/2006                   $15,354                  $17,000           $12,776
 9/30/2006                   $15,440                  $17,118           $12,713
10/31/2006                   $15,526                  $17,225           $12,644
11/30/2006                   $15,651                  $17,369           $12,625
12/31/2006                   $15,594                  $17,307           $12,644
 1/31/2007                   $15,550                  $17,263           $12,683
 2/28/2007                   $15,720                  $17,490           $12,751

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
CLASS C                                  2/28/07
-------------------------------------------------
1-Year                                    +2.84%
-------------------------------------------------
5-Year                                    +4.51%
-------------------------------------------------
10-Year                                   +4.63%
-------------------------------------------------


                                                              Annual Report | 87

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


88 | Annual Report

Your Fund's Expenses

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 89

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT          ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                          VALUE 9/1/06             VALUE 2/28/07        PERIOD* 9/1/06-2/28/07
---------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000                  $1,027.30                   $3.37
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000                  $1,021.47                   $3.36
---------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000                  $1,024.20                   $6.07
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000                  $1,018.79                   $6.06
---------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.67% and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


90 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                  --------------------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS A                                               2007           2006           2005        2004 e            2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $  11.49       $  11.61       $  11.76       $  11.50       $  11.22
                                                  --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.48           0.50           0.51           0.52           0.54

 Net realized and unrealized gains (losses) .         0.02          (0.12)         (0.16)          0.26           0.28
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.50           0.38           0.35           0.78           0.82
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.48)         (0.50)         (0.50)         (0.52)         (0.54)
                                                  --------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           --             --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  11.51       $  11.49       $  11.61       $  11.76       $  11.50
                                                  ====================================================================

Total return c ..............................         4.50%          3.34%          3.12%          6.92%          7.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $244,272       $237,848       $225,258       $236,225       $228,746

Ratios to average net assets:

 Expenses ...................................         0.71%          0.72%          0.72%          0.72%          0.73%

 Net investment income ......................         4.23%          4.31%          4.39%          4.47%          4.81%

Portfolio turnover rate .....................        16.04%         12.86%          8.53%         12.53%         17.10%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 91

Franklin Tax-Free Trust

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                  --------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS C                                               2007           2006           2005         2004 e           2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $  11.58       $  11.70       $  11.84       $  11.58       $  11.29
                                                  --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.42           0.44           0.45           0.45           0.49

 Net realized and unrealized gains (losses) .         0.02          (0.12)         (0.15)          0.26           0.28
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.44           0.32           0.30           0.71           0.77
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.42)         (0.44)         (0.44)         (0.45)         (0.48)
                                                  --------------------------------------------------------------------
Redemption fees .............................         -- d           -- d             --             --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  11.60       $  11.58       $  11.70       $  11.84       $  11.58
                                                  ====================================================================

Total return c ..............................         3.89%          2.75%          2.63%          6.25%          7.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $ 38,094       $ 35,638       $ 31,702       $ 30,504       $ 25,258

Ratios to average net assets:

 Expenses ...................................         1.26%          1.27%          1.27%          1.29%          1.26%

 Net investment income ......................         3.68%          3.76%          3.84%          3.90%          4.28%

Portfolio turnover rate .....................        16.04%         12.86%          8.53%         12.53%         17.10%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


92 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

--------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 101.1%
  MUNICIPAL BONDS 101.1%
  ALABAMA 92.3%
  Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured,
     5.625%, 9/01/24 ...........................................................................   $2,500,000   $2,650,425
  Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
     AMBAC Insured, 5.25%, 8/15/24 .............................................................    1,755,000    1,871,128
  Alabama HFA, SFMR, Refunding, Series D-2, GNMA Secured, 5.75%, 10/01/23 ......................      625,000      636,069
  Alabama State Docks Department Docks Facilities Revenue, MBIA Insured, Pre-Refunded,
     5.50%, 10/01/22 ...........................................................................    1,000,000    1,047,980
  Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Series A, AMBAC
     Insured, 5.00%, 8/15/23 ...................................................................    4,435,000    4,684,291
  Alabaster GO, wts., AMBAC Insured, Pre-Refunded, 5.00%, 9/01/24 ..............................    3,470,000    3,684,481
  Alabaster Sewer Revenue, AMBAC Insured, 5.00%, 4/01/29 .......................................    2,055,000    2,177,848
  Athens GO, wts., XLCA Insured, 5.00%, 2/01/36 ................................................    2,560,000    2,693,274
  Auburn GO, Refunding, FSA Insured, 5.00%, 1/01/24 ............................................    1,500,000    1,556,355
  Auburn University General Fee Revenue,
      AMBAC Insured, 5.00%, 6/01/34 ............................................................    2,000,000    2,109,080
      Series A, FSA Insured, 5.00%, 6/01/32 ....................................................    5,590,000    5,995,554
  Auburn University Revenues, Athletic, Series A, FSA Insured, 5.00%, 4/01/32 ..................    2,000,000    2,115,760
  Baldwin County Eastern Shore Health Care Authority Hospital Revenue, Pre-Refunded,
     5.75%, 4/01/27 ............................................................................    1,000,000    1,041,090
  Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ..............................................    1,990,000    2,117,838
  Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured, 5.00%,
     12/01/32 ..................................................................................    7,000,000    7,337,050
  Birmingham Southern College Private Educational Building Authority Tuition Revenue,
     Refunding, 5.35%, 12/01/19 ................................................................    1,000,000    1,010,820
  Central Elmore Water and Sewer Authority Revenue, Water, MBIA Insured, 5.00%, 1/01/29 ........    4,290,000    4,583,007
  Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, Pre-Refunded, 5.875%,
     12/01/23 ..................................................................................    4,000,000    4,307,640
  Coffee County PBA, Building Revenue, MBIA Insured, 5.00%, 9/01/27 ............................    2,145,000    2,260,251
  Cullman and Jefferson Counties Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ........    2,000,000    2,164,620
  DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36 ....................    4,330,000    4,579,408
  Etowah County Board of Education Special Tax, School wts., FSA Insured, 5.00%,
      9/01/24 ..................................................................................    4,235,000    4,487,321
      9/01/28 ..................................................................................    2,000,000    2,112,140
      9/01/33 ..................................................................................    2,500,000    2,632,875
  Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29 .................................    1,500,000    1,587,825
  Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding, 5.45%,
     9/01/14 ...................................................................................    2,000,000    2,072,840
  Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 .................................    1,415,000    1,470,624
  Florence GO, wts., Series B, FGIC Insured, 5.00%, 9/01/23 ....................................    2,500,000    2,666,650
  Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33 ..........................    2,000,000    2,133,620
  Gulf Shores GO, wts., AMBAC Insured, 6.00%, 9/01/21 ..........................................      770,000      779,186
a Homewood Educational Building Authority Revenue, Educational Facilities, Samford University,
     Series A, MBIA Insured, 5.00%, 12/01/34 ...................................................    5,000,000    5,329,050
  Houston County Health Care Authority Revenue,
      AMBAC Insured, Pre-Refunded, 6.125%, 10/01/25 ............................................    1,000,000    1,070,590
      AMBAC Insured, Pre-Refunded, 6.25%, 10/01/30 .............................................    3,150,000    3,381,966
      Series A, AMBAC Insured, 5.25%, 10/01/30 .................................................    5,000,000    5,449,550


                                                              Annual Report | 93

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ALABAMA (CONTINUED)
  Huntsville Capital Improvement GO, Series A, AMBAC Insured, 5.00%, 2/01/23 ...................   $1,000,000   $1,055,870
  Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
     5.40%, 6/01/22 ............................................................................    4,000,000    4,332,920
     5.00%, 6/01/24 ............................................................................    1,100,000    1,174,899
     5.50%, 6/01/27 ............................................................................    3,820,000    4,153,830
  Huntsville PBA, Lease Revenue, Municipal Justice and Public Safety Center, MBIA Insured,
    5.00%,
     10/01/25 ..................................................................................    5,000,000    5,297,800
     10/01/29 ..................................................................................    4,000,000    4,224,320
  Jacksonville State University Revenue, Tuition and Fee, MBIA Insured, 5.00%, 12/01/22 ........    3,000,000    3,153,390
  Jefferson County Limited Obligation School Warrant Revenue, Series A, 5.00%, 1/01/24 .........    2,000,000    2,113,380
  Jefferson County Sewer Revenue,
     Capital Improvement wts., Series A, FGIC Insured, Pre-Refunded, 5.375%, 2/01/36 ...........    6,000,000    6,250,260
     wts., ETM, 7.50%, 9/01/13 .................................................................      200,000      219,112
     wts., Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 ................................    3,000,000    3,198,480
  Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group, Series A,
    MBIA Insured,
     5.625%, 7/01/21 ...........................................................................    3,000,000    3,209,460
     5.375%, 7/01/29 ...........................................................................    3,095,000    3,235,482
     Pre-Refunded, 5.375%, 7/01/29 .............................................................    1,905,000    1,996,250
  Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
     12/01/29 ..................................................................................    1,540,000    1,643,657
     12/01/31 ..................................................................................    3,910,000    4,158,168
  Madison County Board of Education Capital Outlay GO, Tax Anticipation wts., Series A, AMBAC
    Insured, 5.00%, 9/01/34 ....................................................................    2,000,000    2,119,020
  Madison GO, wts.,
     AMBAC Insured, Pre-Refunded, 5.35%, 2/01/26 ...............................................    2,410,000    2,580,532
     Refunding, XLCA Insured, 4.75%, 12/01/36 ..................................................    2,455,000    2,524,280
  Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, Series A, XLCA
    Insured, 4.75%, 12/01/31 ...................................................................    8,485,000    8,758,387
  Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32 .............    2,170,000    2,307,643
  Mobile County Board School Commissioners GO, Capital Outlay wts., Series B, AMBAC Insured,
     5.10%, 3/01/22 ............................................................................    2,265,000    2,387,604
     5.125%, 3/01/31 ...........................................................................    8,230,000    8,683,061
a Montgomery County GO, wts., XLCA Insured, 5.00%, 3/01/28 .....................................    5,040,000    5,404,442
  Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
     AMBAC Insured, Pre-Refunded, 6.00%, 3/01/26 ...............................................    6,000,000    6,060,000
  Morgan County GO, wts., AMBAC Insured, 5.00%, 4/01/29 ........................................    1,975,000    2,093,066
  Moulton Water Works Board Water Revenue, MBIA Insured, 5.375%, 1/01/32 .......................    1,935,000    2,071,611
  Muscle Shoals GO, wts., MBIA Insured, Pre-Refunded, 5.50%, 8/01/30 ...........................    2,150,000    2,316,389
  Orange Beach Sewer Revenue, wts., MBIA Insured, 5.00%, 2/01/30 ...............................    5,000,000    5,340,400
  Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA Insured, 5.00%,
     5/15/30 ...................................................................................    1,500,000    1,595,220
     5/15/35 ...................................................................................    2,000,000    2,112,680
  Oxford GO, School wts., AMBAC Insured, Pre-Refunded, 6.00%, 5/01/30 ..........................    4,275,000    4,564,888
  Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33 ...........................................    2,610,000    2,774,534


94 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ALABAMA (CONTINUED)
  St. Clair County Board of Education wts., Tax Anticipation wts.,
     Refunding, Series C, FSA Insured, 5.85%, 2/01/29 ...........................................   $1,530,000   $  1,600,732
     Series C, FSA Insured, Pre-Refunded, 5.85%, 2/01/29 ........................................    3,285,000      3,450,498
  Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/25 ...............................    1,700,000      1,813,509
  Tallahassee GO, Water Gas and Sewer wts., AMBAC Insured, Pre-Refunded, 5.25%, 5/01/31 .........    1,135,000      1,207,810
  Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing LLC
    Project, Series A, CIFG Insured, 5.00%, 9/01/32 .............................................    5,000,000      5,310,350
  Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 ......................    2,215,000      2,331,730
  Trussville GO, wts., Series A, FGIC Insured, 5.00%, 10/01/36 ..................................    4,740,000      5,031,510
  University of Alabama General Revenue, Series A,
     MBIA Insured, 5.00%, 7/01/29 ...............................................................    1,000,000      1,062,880
     XLCA Insured, 5.00%, 7/01/32 ...............................................................    5,600,000      5,992,896
  University of Montevallo Revenue, FSA Insured, Pre-Refunded, 5.30%, 5/01/22 ...................    1,940,000      2,072,793
  University of North Alabama Revenue,
     General Fee, Series A, FSA Insured, 5.375%, 11/01/17 .......................................    4,395,000      4,579,107
     Student Housing, FGIC Insured, 5.00%, 11/01/29 .............................................    2,995,000      3,164,757
  Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,
    5.65%, 11/01/22 .............................................................................    3,465,000      3,535,651
  Warrior River Water Authority Water Revenue, FSA Insured,
     5.40%, 8/01/29 .............................................................................    4,250,000      4,444,777
     5.50%, 8/01/34 .............................................................................    4,735,000      4,960,623
  West Morgan East Lawrence Water Authority Water Revenue, Refunding, FSA Insured, 5.00%,
    8/15/23 .....................................................................................    1,080,000      1,194,080
                                                                                                                 ------------
                                                                                                                  260,662,944
                                                                                                                 ------------
  U.S. TERRITORIES 8.8%
  PUERTO RICO 7.3%
  Puerto Rico Commonwealth GO, Public Improvement,
     FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ..................................................    1,495,000      1,594,074
     FSA Insured, Pre-Refunded, 5.125%, 7/01/30 .................................................    1,885,000      2,000,569
     Refunding, FSA Insured, 5.25%, 7/01/27 .....................................................    1,005,000      1,064,174
     Refunding, FSA Insured, 5.125%, 7/01/30 ....................................................    1,115,000      1,174,229
     Series A, 5.125%, 7/01/31 ..................................................................    3,550,000      3,682,628
     Series A, Pre-Refunded, 5.125%, 7/01/31 ....................................................    1,450,000      1,538,900
  Puerto Rico Electric Power Authority Power Revenue, Series II, FSA Insured, 5.125%,
    7/01/26 .....................................................................................    5,000,000      5,347,200
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
     Refunding, Series D, 5.25%, 7/01/27 ........................................................      760,000        802,112
     Refunding, Series G, 5.00%, 7/01/26 ........................................................    1,000,000      1,043,070
     Series D, Pre-Refunded, 5.25%, 7/01/27 .....................................................    2,305,000      2,480,664
                                                                                                                 ------------
                                                                                                                   20,727,620
                                                                                                                 ------------


                                                              Annual Report | 95

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                               AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  VIRGIN ISLANDS 1.5%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/13 .................................................................................   $  1,700,000   $   1,758,616
      10/01/22 .................................................................................      2,300,000       2,376,084
                                                                                                                  -------------
                                                                                                                      4,134,700
                                                                                                                  -------------
  TOTAL U.S. TERRITORIES .......................................................................                     24,862,320
                                                                                                                  -------------
  TOTAL LONG TERM INVESTMENTS (COST $271,980,184) ..............................................                    285,525,264
                                                                                                                  -------------
  SHORT TERM INVESTMENT (COST $1,300,000) 0.5%
  MUNICIPAL BOND 0.5%
  ALABAMA 0.5%
b Homewood Educational Building Authority Revenue, Educational Facilities, Samford University,
     AMBAC Insured, Daily VRDN and Put, 3.60%, 12/01/21 ........................................      1,300,000       1,300,000
                                                                                                                  -------------
  TOTAL INVESTMENTS (COST $273,280,184) 101.6% .................................................                    286,825,264
  OTHER ASSETS, LESS LIABILITIES (1.6)% ........................................................                     (4,459,462)
                                                                                                                  -------------
  NET ASSETS 100.0% ............................................................................                  $ 282,365,802
                                                                                                                  =============

See Selected Portfolio Abbreviations on page 154.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


96 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                  ------------------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS A                                                 2007             2006             2005           2004 e             2003
                                                  ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $    11.93       $    12.00       $    12.17       $    11.97       $    11.71
                                                  ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................           0.53             0.54             0.55             0.56             0.57

 Net realized and unrealized gains (losses) .           0.02            (0.06)           (0.17)            0.20             0.26
                                                  ------------------------------------------------------------------------------
Total from investment operations ............           0.55             0.48             0.38             0.76             0.83
                                                  ------------------------------------------------------------------------------
Less distributions from net investment income          (0.54)           (0.55)           (0.55)           (0.56)           (0.57)
                                                  ------------------------------------------------------------------------------
Redemption fees .............................             -- d             -- d             -- d             --               --
                                                  ------------------------------------------------------------------------------
Net asset value, end of year ................     $    11.94       $    11.93       $    12.00       $    12.17       $    11.97
                                                  ==============================================================================

Total return c ..............................           4.64%            4.07%            3.28%            6.47%            7.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $1,476,477       $1,533,884       $1,488,979       $1,594,007       $1,624,544

Ratios to average net assets:

 Expenses ...................................           0.61%            0.62%            0.62%            0.62%            0.61%

 Net investment income ......................           4.51%            4.54%            4.67%            4.65%            4.87%

Portfolio turnover rate .....................           6.90%            9.37%            4.15%            6.89%           16.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 97

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                  --------------------------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28,
CLASS B                                               2007           2006           2005        2004 e            2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $  12.01       $  12.08       $  12.25       $  12.04       $  11.77
                                                  --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................         0.47           0.48           0.49           0.50           0.51

 Net realized and unrealized gains (losses) .         0.01          (0.07)         (0.18)          0.20           0.27
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.48           0.41           0.31           0.70           0.78
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.47)         (0.48)         (0.48)         (0.49)         (0.51)
                                                  --------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  12.02       $  12.01       $  12.08       $  12.25       $  12.04
                                                  ====================================================================

Total return c ..............................         4.12%          3.48%          2.66%          5.94%          6.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $ 59,481       $ 68,109       $ 74,311       $ 76,208       $ 55,167

Ratios to average net assets:

 Expenses ...................................         1.16%          1.17%          1.17%          1.17%          1.16%

 Net investment income ......................         3.96%          3.99%          4.12%          4.10%          4.32%

Portfolio turnover rate .....................         6.90%          9.37%          4.15%          6.89%         16.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

98 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                  --------------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                               2007           2006           2005         2004 e           2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $  12.07       $  12.14       $  12.30       $  12.09       $  11.83
                                                  --------------------------------------------------------------------
Income from investment operations a:
 Net investment income b ....................         0.48           0.48           0.49           0.50           0.51

 Net realized and unrealized gains (losses) .         0.01          (0.07)         (0.17)          0.20           0.26
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.49           0.41           0.32           0.70           0.77
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.47)         (0.48)         (0.48)         (0.49)         (0.51)
                                                  --------------------------------------------------------------------
Redemption fees .............................         -- d           -- d           -- d             --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  12.09       $  12.07       $  12.14       $  12.30       $  12.09
                                                  ====================================================================

Total return c ..............................         4.18%          3.45%          2.74%          5.90%          6.66%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $136,712       $140,508       $124,949       $124,727       $113,644

Ratios to average net assets:

 Expenses ...................................         1.15%          1.17%          1.17%          1.17%          1.16%

 Net investment income ......................         3.97%          3.99%          4.12%          4.10%          4.32%

Portfolio turnover rate .....................         6.90%          9.37%          4.15%          6.89%         16.84%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 99

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 98.8%
FLORIDA 92.4%
Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital,
  Series A, MBIA Insured, 5.80%, 12/01/26 ..................................................     $10,000,000     $10,214,500
Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .............................       2,000,000       2,120,760
Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
  Project, MBIA Insured, 5.00%, 4/01/26 ....................................................       5,000,000       5,229,700
Brevard County School Board COP,
   AMBAC Insured, 5.00%, 7/01/26 ...........................................................      10,000,000      10,503,900
   Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ......................................       4,415,000       4,688,465
   Series A, FGIC Insured, 5.00%, 7/01/30 ..................................................       4,500,000       4,787,010
Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova
  Southeastern, Refunding, Series B, 5.60%, 4/01/29 ........................................       3,180,000       3,399,706
Broward County Health Facilities Authority Revenue, Catholic Health Services, Refunding,
  5.50%, 8/15/20 ...........................................................................       9,360,000       9,959,695
Broward County HFA,
   MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ...................       3,000,000       3,098,970
   MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ..........................       1,980,000       2,040,944
   MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ...........................       5,730,000       5,904,650
   MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ...........................         995,000       1,014,034
   MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ............................       1,990,000       2,021,522
   SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29 ..............................         430,000          93,856
Broward County HFAR, Series D,
   6.90%, 6/01/09 ..........................................................................          15,000          15,030
   7.375%, 6/01/21 .........................................................................         110,000         110,362
Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 .....................      21,500,000      22,621,870
Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured,
  zero cpn., 10/01/08 ......................................................................       1,235,000       1,137,978
Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ....................       3,500,000       3,559,570
Celebration CDD, Special Assessment, Series A, MBIA Insured, 5.50%, 5/01/18 ................       1,460,000       1,478,425
Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%,
  8/15/23 ..................................................................................       9,595,000      10,446,652
Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
  6.50%, 10/01/25 ..........................................................................       2,435,000       2,438,458
Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 .................       5,000,000       5,193,450
Crossing at Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B,
  MBIA Insured, 5.80%, 5/01/16 .............................................................       5,980,000       6,401,889
Dade County Aviation Revenue, Miami International Airport,
   Series B, FSA Insured, 5.125%, 10/01/22 .................................................       4,750,000       4,849,702
   Series C, FSA Insured, 5.125%, 10/01/27 .................................................       9,550,000       9,766,880
Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/26 ..................      13,000,000      13,229,580
Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%,
  11/15/32 .................................................................................       3,250,000       3,446,625
Duval County HFA, MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured,
   5.60%, 7/01/17 ..........................................................................       1,000,000       1,025,330
   5.70%, 7/01/27 ..........................................................................       2,000,000       2,041,040
Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ......................       3,000,000       3,129,570
Escambia County Health Facilities Authority Health Facility Revenue,
   Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ....................................       8,750,000       8,933,487
   Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ............       1,235,000       1,321,450


100 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
  AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 .............................................     $25,000,000     $26,514,500
Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%,
  10/01/30 .................................................................................         305,000         308,794
Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. Project,
  Refunding, MBIA Insured, 5.00%, 6/01/31 ..................................................       6,580,000       7,037,573
Florida HFAR,
   General Mortgage, Refunding, Series A, FHA Insured, 6.40%, 6/01/24 ......................         240,000         240,842
   Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .............................       1,760,000       1,802,240
   MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ...............................       3,215,000       3,233,326
   Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ............................       5,000,000       5,114,750
   Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..........................       2,000,000       2,052,340
   Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ..........................       1,300,000       1,327,209
Florida HFC Revenue,
   Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ......................       1,245,000       1,299,581
   Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 .....................       4,965,000       5,174,225
   Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, zero cpn., 7/01/30 .....       2,565,000         514,436
   Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 .........................       3,440,000       3,618,949
   Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, zero cpn., 7/01/17 .......       1,365,000         796,860
   Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, zero cpn., 1/01/29 .......      16,955,000       5,073,783
   Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ...............................       1,505,000       1,571,280
   Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 .....................       3,000,000       3,182,160
Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
  5.00%, 2/01/21 ...........................................................................       1,355,000       1,416,964
Florida Municipal Loan Council Revenue, Series B, MBIA Insured, Pre-Refunded, 5.75%,
  11/01/29 .................................................................................       1,500,000       1,594,545
Florida Ports Financing Commission Revenue, State Transportation Trust Fund, Intermodal
  Program, FGIC Insured, 5.50%, 10/01/23 ...................................................       7,000,000       7,278,880
Florida State Board of Education Capital Outlay GO, Public Education,
   Refunding, Series D, 5.75%, 6/01/22 .....................................................      25,900,000      27,653,171
   Refunding, Series D, 6.00%, 6/01/23 .....................................................      15,000,000      18,720,750
   Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 .......................................       5,000,000       5,294,000
   Series C, FGIC Insured, Pre-Refunded, 5.75%, 6/01/29 ....................................       5,000,000       5,366,950
Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ................      20,000,000      21,254,200
Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%, 7/01/20 ...       7,000,000       7,503,720
Florida State Board of Education Public Education GO, Refunding, Series C, AMBAC Insured,
  5.00%, 6/01/34 ...........................................................................      15,000,000      16,054,050
Florida State Board Regent Housing Revenue,
   University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 ...........................       8,650,000       9,142,271
   University of Florida, FGIC Insured, 5.75%, 7/01/25 .....................................       3,400,000       3,654,762
   University of Florida, FGIC Insured, 5.25%, 7/01/30 .....................................       2,060,000       2,182,405
Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
  Series A, MBIA Insured, 5.00%, 7/01/21 ...................................................       4,000,000       4,247,920
Florida State Department of General Services Division Facilities Management Revenue,
  Florida Facilities Pool, Series B, FSA Insured, Pre-Refunded, 5.50%, 9/01/28 .............      10,000,000      10,539,900
Florida State Department of Transportation GO, Right of Way, Series A, 4.75%, 7/01/24 ......       6,000,000       6,236,520
Florida State Mid-Bay Bridge Authority Revenue,
   Exchangeable, Refunding, Series D, 6.10%, 10/01/22 ......................................      13,695,000      14,204,317
   Exchangeable, Series A, 5.95%, 10/01/13 .................................................      10,380,000      10,898,273


                                                             Annual Report | 101

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Florida State Mid-Bay Bridge Authority Revenue, (continued)
   Exchangeable, Series A, 6.05%, 10/01/22 .................................................     $ 7,000,000     $ 7,274,050
   Exchangeable, Series D, ETM, 6.10%, 10/01/22 ............................................       3,545,000       4,323,305
   Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25 ..............................       9,845,000       4,280,114
   Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26 ..............................       2,500,000       1,029,475
   Series A, ETM, 6.875%, 10/01/22 .........................................................       6,000,000       7,794,660
Florida State Municipal Power Agency Revenue, Stanton II Project, Refunding, AMBAC
  Insured, 5.00%, 10/01/26 .................................................................       5,000,000       5,275,500
Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Series B,
  5.00%, 7/01/30 ...........................................................................       3,455,000       3,597,070
Fort Pierce Utilities Authority Revenue,
   AMBAC Insured, 5.00%, 10/01/27 ..........................................................       7,000,000       7,354,340
   Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20 ......................       3,090,000       1,753,081
   Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21 ......................       2,585,000       1,404,586
   Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22 ......................       3,090,000       1,605,255
   Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23 ......................       3,060,000       1,519,259
   Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24 ......................       2,560,000       1,214,259
Halifax Hospital Medical Center Hospital Revenue, Refunding and Improvement, Series A,
  5.00%, 6/01/38 ...........................................................................      11,395,000      11,742,775
Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/35 .............................      12,050,000      12,826,984
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
  5.30%, 12/20/18 ..........................................................................       1,240,000       1,317,128
Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
   Pre-Refunded, 5.25%, 11/15/20 ...........................................................      10,000,000      10,362,500
   Series A, Pre-Refunded, 6.00%, 11/15/31 .................................................      16,000,000      17,742,720
Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA Insured,
  5.125%, 3/01/20 ..........................................................................       1,000,000       1,046,330
Hillsborough County HFA Mortgage Revenue, SF, Series A,
   GNMA Secured, 5.875%, 4/01/30 ...........................................................         995,000       1,022,890
   zero cpn., 4/01/32 ......................................................................         625,000         134,331
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, 5.50%, 10/01/23 .......      16,000,000      16,925,600
Hillsborough County IDAR, Tampa General Hospital Project, Refunding, Series B, 5.40%,
  10/01/28 .................................................................................       7,000,000       7,511,070
Hillsborough County School Board COP,
   Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 ...........................       5,000,000       5,147,250
   Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ............................       5,000,000       5,134,050
   MBIA Insured, 5.00%, 7/01/26 ............................................................      10,830,000      11,550,087
   MBIA Insured, 5.00%, 7/01/29 ............................................................      10,000,000      10,558,900
   MBIA Insured, Pre-Refunded, 5.375%, 7/01/26 .............................................       8,000,000       8,313,200
Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%,
  10/01/15 .................................................................................       1,000,000       1,021,280
Jacksonville Capital Improvement Revenue,
   Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 .....................................       3,460,000       3,657,739
   Series A, AMBAC Insured, 5.00%, 10/01/30 ................................................      10,000,000      10,489,700
Jacksonville Economic Development Commission Health Care Facilities Revenue, Mayo Clinic,
  5.00%, 11/15/36 ..........................................................................      20,000,000      21,052,800
Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
  5.00%, 10/01/32 ..........................................................................      17,250,000      18,200,475


102 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 .............................     $ 5,000,000     $ 5,253,800
Jacksonville Transportation Revenue, MBIA Insured,
   5.25%, 10/01/29 .........................................................................      17,955,000      18,968,201
   5.00%, 10/01/31 .........................................................................      25,000,000      26,130,000
Jacksonville Water and Sewer System Revenue, Refunding, Series A, MBIA Insured, 5.00%,
  10/01/25 .................................................................................       1,500,000       1,599,135
Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15 .....................       5,000,000       5,013,650
Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14 ........       5,770,000       4,310,017
Lakeland Hospital System Revenue, Lakeland Regional Health System,
   Pre-Refunded, 5.75%, 11/15/27 ...........................................................       6,925,000       7,718,813
   Pre-Refunded, 5.50%, 11/15/32 ...........................................................      12,070,000      13,299,692
   Series A, MBIA Insured, Pre-Refunded, 5.50%, 11/15/26 ...................................      10,000,000      10,574,000
Lee County Airport Revenue,
   Refunding, FSA Insured, 5.00%, 10/01/33 .................................................      20,000,000      21,259,600
   Series A, FSA Insured, 6.00%, 10/01/32 ..................................................      11,405,000      12,271,666
Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System,
  Series A, MBIA Insured, Pre-Refunded, 5.875%, 4/01/24 ....................................      11,500,000      11,747,940
Lee County IDA Health Care Facilities Revenue, Shell Point Village Project, Refunding,
  Series A, 5.50%,
   11/15/21 ................................................................................       7,500,000       7,723,500
   11/15/29 ................................................................................       4,000,000       4,114,080
Lee County School Board COP, Series A, FSA Insured, 5.00%, 8/01/28 .........................       7,500,000       7,992,075
Lee Memorial Health System Hospital Revenue, Refunding, Series A, MBIA Insured, 5.00%,
  4/01/24 ..................................................................................      15,000,000      16,004,400
Lessburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32 ........       4,150,000       4,350,196
Marion County Utility System Revenue,
   FGIC Insured, 5.00%, 12/01/31 ...........................................................       5,000,000       5,275,000
   Series A, MBIA Insured, 5.00%, 12/01/28 .................................................       5,000,000       5,319,850
Melbourne Water and Sewer Revenue,
   Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26 ............................       1,500,000         664,935
   Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn., 10/01/22 ............       1,785,000         927,308
   Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn., 10/01/26 ............       4,500,000       1,945,755
   FGIC Insured, Pre-Refunded, 5.25%, 10/01/30 .............................................       6,000,000       6,377,580
Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ..........         610,000         615,295
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .........................       7,000,000       7,310,030
Miami-Dade County Aviation Revenue, Miami International Airport,
   Hub, Series B, FGIC Insured, 5.00%, 10/01/30 ............................................       4,440,000       4,700,717
   Refunding, FGIC Insured, 5.375%, 10/01/27 ...............................................       5,000,000       5,301,750
   Refunding, FGIC Insured, 5.375%, 10/01/32 ...............................................       5,000,000       5,296,650
   Refunding, Series A, XLCA Insured, 5.00%, 10/01/37 ......................................      10,000,000      10,460,600
Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
  5.75%, 4/01/29 ...........................................................................      10,000,000      10,640,200
Miami-Dade County HFA,
   MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 ...............................       2,015,000       2,084,054
   MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 ...............................         430,000         439,950
   MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 ...............................       1,500,000       1,532,715
Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 .........       4,500,000       4,783,320
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, MBIA
  Insured, 5.00%, 6/01/35 ..................................................................      20,970,000      22,277,060


                                                             Annual Report | 103

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Miami-Dade County Special Obligation Revenue,
   Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35 ....................     $ 5,000,000     $ 5,267,050
   Sub Series B, MBIA Insured, zero cpn., 10/01/36 .........................................       5,635,000       1,181,603
   Sub Series C, MBIA Insured, zero cpn., 10/01/28 .........................................       8,305,000       2,686,418
   sub. lien, Refunding, Series A, MBIA Insured, zero cpn., 10/01/25 .......................      22,365,000       8,697,972
North Broward Hospital District Revenue,
   Improvement, 6.00%, 1/15/31 .............................................................       2,290,000       2,474,437
   Improvement, Pre-Refunded, 6.00%, 1/15/31 ...............................................      23,240,000      25,303,480
   Refunding, MBIA Insured, 5.375%, 1/15/24 ................................................       6,055,000       6,123,785
   Refunding, MBIA Insured, 5.75%, 1/15/27 .................................................      11,720,000      11,856,655
North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group,
  6.00%,
   8/15/16 .................................................................................       2,000,000       2,037,980
   8/15/24 .................................................................................       1,750,000       1,785,508
Orange County Health Facilities Authority Revenue,
   Adventist Health System Inc., Pre-Refunded, 6.375%, 11/15/20 ............................       3,000,000       3,301,830
   Adventist Health System Inc., Pre-Refunded, 6.25%, 11/15/24 .............................       5,500,000       6,210,820
   Adventist Health System Inc., Pre-Refunded, 6.50%, 11/15/30 .............................      10,750,000      11,877,567
   Hospital, Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32 ..................      15,000,000      16,583,100
   Hospital, Orlando Regional Healthcare, Series B, 5.125%, 11/15/39 .......................       5,000,000       5,302,450
   Orlando Regional Healthcare System, Pre-Refunded, 6.00%, 12/01/29 .......................       6,000,000       6,720,420
   Orlando Regional Healthcare System, Refunding, Series E, 6.00%, 10/01/26 ................      11,750,000      12,519,860
   Orlando Regional Healthcare System, Series E, Pre-Refunded, 6.00%, 10/01/26 .............         250,000         266,760
Orange County HFA Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 ..............         630,000         631,802
Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 .....................      12,000,000      12,589,560
Orange County Tourist Development Tax Revenue,
   AMBAC Insured, 5.50%, 10/01/32 ..........................................................      20,000,000      21,708,200
   AMBAC Insured, Pre-Refunded, 5.50%, 10/01/31 ............................................      10,500,000      10,985,625
   Refunding, AMBAC Insured, 5.00%, 10/01/31 ...............................................       5,000,000       5,341,000
   Refunding, MBIA Insured, 5.125%, 10/01/20 ...............................................      10,000,000      10,171,300
   Refunding, XLCA Insured, 5.00%, 10/01/31 ................................................      12,970,000      13,939,248
   senior lien, AMBAC Insured, 5.125%, 10/01/25 ............................................       5,500,000       5,861,900
   senior lien, AMBAC Insured, 5.125%, 10/01/30 ............................................      10,000,000      10,634,200
Orlando and Orange County Expressway Authority Expressway Revenue,
   junior lien, FGIC Insured, 5.00%, 7/01/28 ...............................................       8,000,000       8,196,240
   senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ........................................         265,000         279,901
   Series B, AMBAC Insured, 5.00%, 7/01/35 .................................................       9,185,000       9,672,172
Osceola County IDAR, Community Provider Pooled Loan Program,
   Series A, FSA Insured, 7.75%, 7/01/10 ...................................................         619,000         619,786
   Series C, FSA Insured, 7.60%, 7/01/10 ...................................................         311,000         311,379
Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ..............................      10,000,000      10,296,900
Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ..............      10,000,000      10,535,600
Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project,
  Series A, 5.90%, 6/01/38 .................................................................         985,000       1,014,678
Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 .................       3,650,000       3,715,043
Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ...........       5,000,000       5,245,550
Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
  Pre-Refunded, 5.125%, 11/01/30 ...........................................................       6,250,000       6,646,625

104 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Palm Beach County School Board COP,
   Series A, AMBAC Insured, 5.125%, 8/01/24 ................................................     $15,000,000     $15,913,200
   Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ....................................       5,000,000       5,418,750
   Series A, FSA Insured, 5.00%, 8/01/31 ...................................................      17,500,000      18,718,350
   Series C, FSA Insured, 5.00%, 8/01/27 ...................................................      10,000,000      10,451,800
Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%,
   6/01/27 .................................................................................       4,450,000       4,718,202
   6/01/32 .................................................................................       2,795,000       2,959,346
Pensacola Airport Revenue, Series A, MBIA Insured, Pre-Refunded, 5.75%, 10/01/27 ...........       5,615,000       5,794,231
Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
  5.00%, 11/15/30 ..........................................................................      11,500,000      11,987,140
Pinellas County HFA, SFHR, Multi County, Series B-1, GNMA Insured, zero cpn., 9/01/31 ......         425,000          84,456
Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded, 5.75%,
  12/01/21 .................................................................................       2,350,000       2,543,969
Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%,
  12/01/30 .................................................................................      15,000,000      15,343,950
Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ........................       4,000,000       4,184,760
Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%, 10/01/34 ................       1,000,000       1,065,420
Port Everglades Authority Port Improvement Revenue, Capital Appreciation,
   ETM, zero cpn., 9/01/10 .................................................................      25,475,000      21,390,848
   zero cpn., 9/01/10 ......................................................................      13,020,000      10,319,001
Port St. Lucie Utility Revenue,
   MBIA Insured, Pre-Refunded, zero cpn., 9/01/29 ..........................................      20,000,000       5,906,600
   System, Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 9/01/32 .....       5,000,000       1,545,400
   System, Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 9/01/33 .....       5,000,000       1,472,000
   System, Refunding, Series A, MBIA Insured, 5.00%, 9/01/30 ...............................      11,580,000      12,496,325
   System, Refunding, Series A, MBIA Insured, 5.00%, 9/01/31 ...............................       8,805,000       9,494,520
Sarasota County Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/27 ........      18,000,000      18,398,160
Sarasota Special Obligated Revenue, Refunding, AMBAC Insured, zero cpn.,
   11/01/09 ................................................................................       1,365,000       1,233,537
   11/01/12 ................................................................................       1,780,000       1,433,879
   11/01/15 ................................................................................       2,180,000       1,545,991
South Broward Hospital District Revenue,
   5.60%, 5/01/27 ..........................................................................       5,000,000       5,448,900
   5.625%, 5/01/32 .........................................................................      16,250,000      17,569,175
St. Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
   6/01/22 .................................................................................       4,000,000       1,916,200
   6/01/23 .................................................................................       4,255,000       1,924,664
   6/01/24 .................................................................................       1,500,000         640,845
   6/01/25 .................................................................................       2,130,000         859,221
St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
  10/01/32 .................................................................................      10,000,000      10,954,900
St. Petersburg Public Utilities Revenue, Refunding, MBIA Insured, 5.00%, 10/01/35 ..........      10,795,000      11,547,304
Sumter County Capital Improvement Revenue, AMBAC Insured, 5.00%, 6/01/30 ...................       3,520,000       3,778,192
Sunrise Lakes Recreation District GO, Phase 4, Refunding, AMBAC Insured, 5.25%,
  8/01/24 ..................................................................................       4,320,000       4,386,701
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ................       2,550,000       2,866,430
Tallahassee Energy System Revenue, MBIA Insured, 5.00%, 10/01/35 ...........................      10,000,000      10,726,900


                                                             Annual Report | 105

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 .....................................     $ 2,490,000     $    2,631,308
Tampa Bay Water Utility System Revenue,
   FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ..............................................      15,000,000         16,328,250
   Series B, FGIC Insured, 5.00%, 10/01/31 ..................................................      10,000,000         10,452,000
Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project,
  MBIA Insured,
   6.00%, 10/01/15 ..........................................................................       1,000,000          1,116,630
   6.05%, 10/01/20 ..........................................................................       1,715,000          2,056,114
   6.10%, 10/01/26 ..........................................................................       2,695,000          3,361,393
Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%,
  10/01/16 ..................................................................................       1,330,000          1,578,484
University of Central Florida COP, University of Central Florida Convocation Corp., Series A,
  FGIC Insured, 5.00%, 10/01/35 .............................................................       8,820,000          9,362,430
Viera East CDD, Water and Sewer Revenue, 6.75%, 5/01/09 .....................................       1,540,000          1,560,035
Viera East CDD Special Assessment,
   Refunding, 7.00%, 5/01/26 ................................................................       6,790,000          7,394,989
   Series B, ETM, 6.75%, 5/01/14 ............................................................       5,360,000          5,888,818
Village Center CDD Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ............      10,000,000         10,671,200
Volusia County Educational Facility Authority Revenue, Educational Facilities,
   Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22 .............       2,000,000          2,087,960
   Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ...........................       5,000,000          5,191,100
Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 ..........       5,000,000          5,243,850
West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 .....................       1,845,000          1,942,527
West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ...........................      10,850,000         11,442,844
West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment, 5.00%,
  3/01/35 ...................................................................................       1,000,000          1,047,170
West Palm Beach Utility System Revenue, FGIC Insured, Pre-Refunded, 5.50%,
  10/01/29 ..................................................................................       4,000,000          4,082,880
                                                                                                                  --------------
                                                                                                                   1,545,871,456
                                                                                                                  --------------
U.S. TERRITORIES 6.4%
PUERTO RICO 5.8%
Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%,
   7/01/25 ..................................................................................       5,000,000          5,259,250
   7/01/29 ..................................................................................      10,000,000         10,505,600
   7/01/33 ..................................................................................      13,000,000         13,564,070
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Refunding, Series K, 5.00%, 7/01/30 ......................................................       5,000,000          5,274,600
   Series A, MBIA Insured, 5.00%, 7/01/38 ...................................................      12,800,000         13,094,016
   Series B, Pre-Refunded, 6.00%, 7/01/39 ...................................................       5,000,000          5,421,600
   Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................................       5,000,000          5,428,650
   Series G, 5.00%, 7/01/33 .................................................................       5,000,000          5,330,950
Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ...............      15,000,000         15,996,600
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ..................       5,900,000          6,434,481


106 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES ((CO)(NT)(IN)(UE)D) 14P1.5
PUERTO RICO (CONTINUED)
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
   Refunding, Series D, 5.375%, 7/01/33 ....................................................    $  1,210,000     $    1,284,802
   Series D, Pre-Refunded, 5.375%, 7/01/33 .................................................       3,790,000          4,101,538
   Series I, 5.00%, 7/01/36 ................................................................       5,000,000          5,239,950
                                                                                                                 --------------
                                                                                                                     96,936,107
                                                                                                                 --------------
VIRGIN ISLANDS 0.6%
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .......      10,000,000         10,607,200
                                                                                                                 --------------
TOTAL U.S. TERRITORIES .....................................................................                        107,543,307
                                                                                                                 --------------
TOTAL INVESTMENTS (COST $1,540,255,422) 98.8% ..............................................                      1,653,414,763
OTHER ASSETS, LESS LIABILITIES 1.2% ........................................................                         19,254,907
                                                                                                                 --------------
NET ASSETS 100.0% ..........................................................................                     $1,672,669,670
                                                                                                                 ==============

See Selected Portfolio Abbreviations on page 154.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 107

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                  --------------------------------------------------------------------
                                                                         YEAR ENDED FEBRUARY 28,
CLASS A                                               2007           2006           2005         2004 e           2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $  12.13       $  12.17       $  12.27       $  11.99       $  11.86
                                                  --------------------------------------------------------------------
Income from investment operations a:
 Net investment income b ....................         0.50           0.51           0.53           0.54           0.56

 Net realized and unrealized gains (losses) .         0.06          (0.04)         (0.10)          0.28           0.13
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.56           0.47           0.43           0.82           0.69
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.49)         (0.51)         (0.53)         (0.54)         (0.56)
                                                  --------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  12.20       $  12.13       $  12.17       $  12.27       $  11.99
                                                  ====================================================================

Total return c ..............................         4.79%          3.91%          3.65%          7.00%          6.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $220,989       $205,875       $170,407       $176,193       $171,381

Ratios to average net assets:

 Expenses ...................................         0.73%          0.74%          0.75%          0.75%          0.74%

 Net investment income ......................         4.13%          4.18%          4.40%          4.49%          4.76%

Portfolio turnover rate .....................         4.50%          8.54%         22.50%         11.83%         10.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


108 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                  --------------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                               2007           2006           2005         2004 e          2003
                                                  --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........     $  12.24       $  12.27       $  12.37       $  12.08       $  11.94
                                                  --------------------------------------------------------------------
Income from investment operations a:
 Net investment income b ....................         0.44           0.44           0.47           0.47           0.50

 Net realized and unrealized gains (losses) .         0.06          (0.03)         (0.11)          0.29           0.14
                                                  --------------------------------------------------------------------
Total from investment operations ............         0.50           0.41           0.36           0.76           0.64
                                                  --------------------------------------------------------------------
Less distributions from net investment income        (0.43)         (0.44)         (0.46)         (0.47)         (0.50)
                                                  --------------------------------------------------------------------
Redemption fees .............................           -- d           -- d           -- d           --             --
                                                  --------------------------------------------------------------------
Net asset value, end of year ................     $  12.31       $  12.24       $  12.27       $  12.37       $  12.08
                                                  ====================================================================
Total return c ..............................         4.16%          3.39%          3.05%          6.44%          5.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............     $ 50,700       $ 43,983       $ 37,017       $ 35,645       $ 32,422

Ratios to average net assets:

 Expenses ...................................         1.28%          1.29%          1.30%          1.32%          1.27%

 Net investment income ......................         3.58%          3.63%          3.85%          3.92%          4.23%

Portfolio turnover rate .....................         4.50%          8.54%         22.50%         11.83%         10.56%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 109

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.3%
MUNICIPAL BONDS 98.3%
GEORGIA 97.0%
Albany-Dougherty Inner City Authority Revenue, Albany State University Student Housing,
  Series A, XLCA Insured, 5.00%, 7/01/29 .......................................................     $ 4,000,000     $ 4,265,960
Atkinson/Coffee Counties Joint Development Authority Revenue, South Georgia College Real
  Estate Foundation LLC Project, CIFG Insured, 5.00%, 6/01/29 ..................................       2,000,000       2,140,520
Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien, Refunding, Series C,
  FSA Insured, 5.00%, 1/01/33 ..................................................................       5,000,000       5,275,400
Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded,
   5.50%, 1/01/26 ..............................................................................       5,000,000       5,294,950
   5.60%, 1/01/30 ..............................................................................       5,000,000       5,308,250
Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, Pre-Refunded,
  5.50%, 12/01/20 ..............................................................................       1,500,000       1,610,820
Atlanta Development Authority Revenue,
   Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ...............       2,555,000       2,894,151
   Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%,
    1/01/23 ....................................................................................       4,150,000       4,406,885
Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety Facility Project,
  FSA Insured, 5.00%, 12/01/26 .................................................................       1,140,000       1,239,773
Atlanta Urban Residential Finance Authority MFHR, Fulton Cotton Mill, GNMA Secured,
   6.00%, 5/20/17 ..............................................................................       1,040,000       1,063,816
   6.125%, 5/20/27 .............................................................................       1,560,000       1,595,116
Atlanta Water and Wastewater Revenue,
   FSA Insured, 5.00%, 11/01/24 ................................................................       4,000,000       4,296,800
   Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 ..........................................       8,000,000       8,391,760
Augusta Water and Sewer Revenue, Refunding, FSA Insured, 5.00%, 10/01/32 .......................       5,000,000       5,265,250
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
   5.25%, 12/01/22 .............................................................................       2,500,000       2,508,375
   5.375%, 12/01/28 ............................................................................       2,000,000       2,011,580
Bulloch County Development Authority Lease Revenue, Georgia Southern University,
  XLCA Insured, 5.00%, 8/01/27 .................................................................       5,000,000       5,340,700
Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ...............          10,000          10,027
Clayton County Development Authority Revenue,
   Gateway Village Project, Series A, Pre-Refunded, 6.00%, 8/01/23 .............................       3,500,000       3,756,025
   Refunding, Series A, MBIA Insured, 5.00%, 8/01/23 ...........................................       2,310,000       2,490,550
Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ..............         930,000         951,344
Cobb County Development Authority Parking Revenue, Kennesaw State University Foundation
  Inc. Project, MBIA Insured, 5.00%, 7/15/29 ...................................................       2,000,000       2,119,800
Cobb County Development Authority University Facilities Revenue, Kennesaw State University,
  Sub Series D, MBIA Insured, 5.00%, 7/15/29 ...................................................       8,000,000       8,531,680
College Park Business and IDAR, Civic Center Project, AMBAC Insured, Pre-Refunded,
  5.75%, 9/01/26 ...............................................................................       2,000,000       2,173,740
Columbia County GO, Courthouse/Detention Center Projects, Pre-Refunded, 5.00%, 2/01/24 .........       2,000,000       2,063,760
Columbia County Water and Sewer Revenue, FSA Insured, 5.00%, 6/01/24 ...........................       1,130,000       1,209,880
Columbus Water and Sewage Revenue, Refunding, MBIA Insured, 5.00%, 5/01/25 .....................       1,000,000       1,071,930
DeKalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA Secured,
  5.40%, 2/20/29 ...............................................................................       1,980,000       2,096,820
DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and
  Judicial Facility Project, 5.00%, 12/01/29 ...................................................       2,000,000       2,129,120


110 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
DeKalb County Water and Sewer Revenue,
   Pre-Refunded, 5.125%, 10/01/31 ..........................................................     $ 6,500,000     $ 6,882,070
   Refunding, Series B, FSA Insured, 5.00%, 10/01/35 .......................................       7,000,000       7,933,450
Douglasville-Douglas County Water and Sewer Authority Water and Sewer Revenue, MBIA Insured,
  5.00%, 6/01/29 ...........................................................................       3,410,000       3,659,203
East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
  5.00%, 2/01/34 ...........................................................................       5,480,000       5,865,792
Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 ............       3,000,000       3,155,490
Fayette County School District GO, zero cpn. to 9/01/10,
   4.75% thereafter, 3/01/21 ...............................................................       1,355,000       1,190,652
   4.95% thereafter, 3/01/25 ...............................................................       1,000,000         879,090
Forsyth County GO, Pre-Refunded, 5.75%, 2/01/19 ............................................       1,500,000       1,613,475
Fulton County Development Authority Revenue,
   Georgia Tech Foundation Funding, SACII Project, Series A, 5.25%, 11/01/30 ...............       5,000,000       5,343,850
   Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 ..............................       3,000,000       3,139,770
   Molecular Science Building Project, MBIA Insured, 5.00%, 5/01/25 ........................       2,240,000       2,393,888
Fulton County Water and Sewer Revenue, FGIC Insured, 5.00%, 1/01/30 ........................       2,500,000       2,653,975
Gainesville and Hall County Hospital Authority Revenue Anticipation Certificates, Northeast
  Health System Inc. Project, Refunding, 5.50%, 5/15/31 ....................................       2,500,000       2,616,775
Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%,
  12/01/26 .................................................................................       2,000,000       2,155,860
Georgia Municipal Electric Authority Power Revenue,
   Project 1, Refunding, Sub Series A, MBIA Insured, 5.00%, 1/01/26 ........................       2,855,000       3,094,506
   Series W, 6.60%, 1/01/18 ................................................................         955,000       1,101,440
   Series W, ETM, 6.60%, 1/01/18 ...........................................................          45,000          51,696
Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%,
  6/01/24 ..................................................................................       1,000,000       1,039,470
Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing
  Corp. Project, Series A, 6.00%, 6/01/24 ..................................................       2,550,000       2,719,065
Georgia School Board Assn. Inc. COP, DeKalb County Public School Project, MBIA Insured,
  5.00%, 12/01/25 ..........................................................................       2,600,000       2,801,942
Georgia State HFAR, MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%,
  1/01/27 ..................................................................................       1,000,000       1,025,020
Gwinnett County Development Authority COP, Gwinnett County Public Schools Project, MBIA
  Insured, 5.00%, 1/01/24 ..................................................................       8,500,000       9,176,430
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
  Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 .............................       3,750,000       4,022,962
Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 ............       2,795,000       3,013,904
Habersham County School District GO, MBIA Insured, 5.00%, 4/01/28 ..........................       2,750,000       2,970,467
Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
  AMBAC Insured, 6.00%, 7/01/29 ............................................................       5,000,000       5,403,700
Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%,
  10/01/23 .................................................................................       3,300,000       4,005,177
Jackson County School District GO, MBIA Insured, 5.00%, 3/01/25 ............................       3,000,000       3,226,770
Marietta Development Authority Revenue, first mortgage, Life College Inc.,
   Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ........................................       1,800,000       1,818,162
   Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ........................................       1,100,000       1,111,363

                                                           Annual Report | 111

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Marietta Development Authority Revenue, first mortgage, Life College Inc., (continued)
   Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ........................................     $ 1,000,000     $ 1,011,050
   Series B, FSA Insured, 5.75%, 9/01/14 ...................................................         800,000         808,072
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
  Healthcare System, MBIA Insured, 5.50%, 8/01/25 ..........................................       6,000,000       6,318,960
Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%, 10/01/26 ...       1,000,000       1,060,090
Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding,
  Series A, 6.80%, 1/01/12 .................................................................       1,500,000       1,693,650
Municipal Electricity Authority Revenue, Project 1, Sub Series E, MBIA Insured, 5.00%,
  1/01/25 ..................................................................................       2,315,000       2,496,241
Newnan Water Sewer and Light Commission Public Utilities Revenue, Series B, AMBAC Insured,
  4.50%, 1/01/36 ...........................................................................       2,000,000       2,018,880
Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC
  Insured, 6.10%, 2/01/24 ..................................................................       4,500,000       4,804,380
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton, CIFG Insured,
  5.00%, 6/01/24 ...........................................................................       3,150,000       3,386,092
Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State
  University Foundation Property LLC, AMBAC Insured, 5.00%, 6/01/34 ........................       3,000,000       3,217,650
Private Colleges and Universities Authority Revenue,
   Emory University Project, Series A, Pre-Refunded, 5.50%, 11/01/25 .......................      10,000,000      10,562,300
   Mercer University Project, Refunding, Series A, 5.375%, 10/01/29 ........................       2,000,000       2,061,300
Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
  Project, 5.80%, 12/01/20 .................................................................       1,500,000       1,542,600
Richmond County Development Authority Educational Facilities Revenue, Augusta State
  University Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29 .................       1,000,000       1,070,140
Rockdale County Water and Sewer Authority Revenue,
   FSA Insured, 5.00%, 7/01/29 .............................................................       4,000,000       4,295,200
   Series A, MBIA Insured, Pre-Refunded, 5.375%, 7/01/29 ...................................       5,000,000       5,278,350
Savannah EDA Revenue,
   Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%, 12/01/30 ...................       2,125,000       2,270,584
   XLCA Insured, 5.00%, 7/01/29 ............................................................       3,000,000       3,199,470
South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
  5.00%, 1/01/33 ...........................................................................       3,500,000       3,681,860
Suwanee GO, MBIA Insured, Pre-Refunded, 5.25%, 1/01/32 .....................................       3,000,000       3,211,710
Upper Oconee Basin Water Authority Revenue,
   FGIC Insured, Pre-Refunded, 5.25%, 7/01/27 ..............................................       1,550,000       1,612,635
   Refunding, MBIA Insured, 5.00%, 7/01/26 .................................................       1,000,000       1,073,070
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
  Center Project,
   5.00%, 10/01/33 .........................................................................       2,000,000       2,109,180
   AMBAC Insured, 5.25%, 10/01/27 ..........................................................       3,000,000       3,218,940
Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
  6.00%, 2/01/21 ...........................................................................         750,000         758,933
Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.25%,
  3/01/25 ..................................................................................       3,000,000       3,206,610
                                                                                                                 -----------
                                                                                                                 263,548,143
                                                                                                                 -----------


112 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 1.3%
  VIRGIN ISLANDS 1.3%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
      5.40%, 10/01/12 ..........................................................................   $  850,000   $    878,288
      5.50%, 10/01/22 ..........................................................................    1,200,000      1,239,696
      5.625%, 10/01/25 .........................................................................    1,530,000      1,583,274
                                                                                                                ------------
  TOTAL U.S. TERRITORIES .......................................................................                   3,701,258
                                                                                                                ------------
  TOTAL LONG TERM INVESTMENTS (COST $251,902,678) ..............................................                 267,249,401
                                                                                                                ------------
  SHORT TERM INVESTMENTS 0.7%
  MUNICIPAL BONDS 0.7%
  GEORGIA 0.7%
a Athens-Clarke County Unified Government Development Authority Revenue, University of
     Georgia Athletic Assn. Project,
      Daily VRDN and Put, 3.64%, 8/01/33 .......................................................      800,000        800,000
      Series B, Daily VRDN and Put, 3.64%, 7/01/35 .............................................      400,000        400,000
a Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
     AMBAC Insured, Weekly VRDN and Put, 3.64%, 10/01/16 .......................................      110,000        110,000
a Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 3.66%,
     11/01/41 ..................................................................................      500,000        500,000
                                                                                                                ------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,810,000) ...............................................                   1,810,000
                                                                                                                ------------
  TOTAL INVESTMENTS (COST $253,712,678) 99.0% ..................................................                 269,059,401
  OTHER ASSETS, LESS LIABILITIES 1.0% ..........................................................                   2,630,178
                                                                                                                ------------
  NET ASSETS 100.0% ............................................................................                $271,689,579
                                                                                                                ============

See Selected Portfolio Abbreviations on page 154.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 113

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS A                                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  11.39       $  11.41       $  11.51       $  11.30       $  11.13
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.45           0.47           0.48           0.50           0.52

 Net realized and unrealized gains (losses) .......         0.06          (0.02)         (0.10)          0.21           0.17
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.51           0.45           0.38           0.71           0.69
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.46)         (0.47)         (0.48)         (0.50)         (0.52)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  11.44       $  11.39       $  11.41       $  11.51       $  11.30
                                                        ====================================================================

Total return c ....................................         4.57%          4.01%          3.47%          6.43%          6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $148,224       $128,254       $112,941       $118,797       $114,541

Ratios to average net assets:

 Expenses before waiver and payments by affiliates          0.77%          0.78%          0.79%          0.78%          0.80%

 Expenses net of waiver and payments by affiliates          0.75%          0.75%          0.71%          0.60%          0.60%

 Net investment income ............................         4.02%          4.10%          4.30%          4.44%          4.67%

Portfolio turnover rate ...........................         2.28%          9.43%         12.48%         11.87%          7.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


114 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.5%
MUNICIPAL BONDS 98.5%
KENTUCKY 80.7%
Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured, 5.00%, 2/01/34 ...............     $ 1,065,000     $ 1,125,375
Boone County GO, Public Project, 5.00%,
   4/01/20 .....................................................................................       1,310,000       1,386,818
   4/01/21 .....................................................................................       1,000,000       1,056,750
Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A,
  FGIC Insured, 4.70%, 1/01/28 .................................................................       3,000,000       3,127,830
Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured,
  5.00%,
   12/01/22 ....................................................................................       1,200,000       1,269,744
   12/01/27 ....................................................................................       2,000,000       2,108,220
Bowling Green ISD Finance Corp. School Building Revenue, 5.75%, 1/01/20 ........................       1,140,000       1,209,768
Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue, Series A,
  FSA Insured, 5.00%,
   8/01/19 .....................................................................................       1,500,000       1,586,295
   8/01/24 .....................................................................................       2,000,000       2,107,560
Campbell County School District Finance Corp. School Building Revenue, FSA Insured, 5.00%,
   8/01/26 .....................................................................................       2,845,000       3,075,360
Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
   5.125%, 8/01/20 .............................................................................       1,015,000       1,074,641
Elizabethtown Public Properties Holding Inc. Revenue, first mortgage, Administrative Office of
   the Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 .......................       2,000,000       2,057,680
Fayette County School District Finance Corp. School Building Revenue,
   Pre-Refunded, 5.50%, 9/01/18 ................................................................       2,500,000       2,635,350
   Refunding, Series B, FSA Insured, 4.00%, 1/01/17 ............................................         500,000         507,030
   Series A, AMBAC Insured, 5.25%, 4/01/20 .....................................................       2,160,000       2,310,811
Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 ...........................       1,000,000       1,047,070
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
  Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 ............................................         405,000         407,114
Hardin County School District Finance Corp. School Building Revenue, Pre-Refunded, 5.75%,
  2/01/20 ......................................................................................       1,500,000       1,600,830
Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%,
  1/01/31 ......................................................................................       2,620,000       2,702,530
Harlan County Justice Center Revenue, First Judicial Center Project, AMBAC Insured, 5.00%,
  3/01/25 ......................................................................................       1,330,000       1,408,723
Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%,
  1/01/28 ......................................................................................       2,035,000       2,089,212
Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc., Refunding,
  AMBAC Insured, 5.75%, 1/01/26 ................................................................       1,000,000       1,021,580
Jefferson County School District Financial Corp. School Building Revenue, Series A, FSA Insured,
  Pre-Refunded, 5.25%, 7/01/18 .................................................................       1,500,000       1,578,510
Kenton County Airport Board Airport Revenue, Cincinnati/Northern Kentucky International Airport,
  Series B, MBIA Insured, 5.75%, 3/01/13 .......................................................       1,230,000       1,244,416
Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L,
  XLCA Insured, 5.00%, 11/01/29 ................................................................       1,000,000       1,072,500
Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of Ewing,
  Series A, 6.00%, 6/01/30 .....................................................................       2,000,000       2,166,260
  Series C, 6.00%, 6/01/30 .....................................................................       1,285,000       1,391,822
  Series E, 5.70%, 6/01/22 .....................................................................       1,000,000       1,080,780


                                                           Annual Report | 115

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
KENTUCKY (CONTINUED)
Kentucky Asset/Liability Commission General Receipts Revenue, University of Kentucky,
  Project Notes, FGIC Insured, 5.00%, 10/01/25 ................................................     $ 3,000,000     $ 3,254,340
Kentucky Economic Development Finance Authority Health System Revenue, Norton
  Healthcare Inc.,
   Refunding, Series C, MBIA Insured, 6.15%, 10/01/24 .........................................         160,000         183,938
   Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/24 ......................................         245,000         282,429
   Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/25 ......................................         935,000       1,074,287
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
  Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ................       2,000,000       2,028,720
Kentucky Economic Development Finance Authority Revenue, Catholic Health Project,
  Refunding and Improvement, Series A, Pre-Refunded, 5.00%, 12/01/18 ..........................       2,000,000       2,052,660
Kentucky Housing Corp. Housing Revenue,
   Refunding, Series P, 4.60%, 7/01/34 ........................................................       1,205,000       1,218,086
   Series A, 4.60%, 7/01/32 ...................................................................       2,000,000       2,004,400
   Series U, 4.90%, 7/01/32 ...................................................................       4,115,000       4,198,082
Kentucky Infrastructure Authority Revenue, Series A, 5.00%,
   6/01/19 ....................................................................................       1,140,000       1,195,757
   6/01/20 ....................................................................................       1,250,000       1,310,138
   6/01/21 ....................................................................................       1,190,000       1,246,299
Kentucky Rural Water Finance Corp. Public Project Revenue,
   Flexible Term Program, Series A, 5.00%, 2/01/26 ............................................       1,055,000       1,111,105
   Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34 ................................       1,500,000       1,580,640
Kentucky State Property and Buildings Commission Revenues,
   Project No. 62, Refunding, Second Series, 5.25%, 10/01/18 ..................................       3,540,000       3,748,294
   Project No. 64, MBIA Insured, Pre-Refunded, 5.50%, 5/01/17 .................................       1,535,000       1,608,158
   Project No. 69, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/21 ........................       2,300,000       2,427,144
   Project No. 77, MBIA Insured, Pre-Refunded, 5.00%, 8/01/23 .................................       1,100,000       1,184,106
Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Project,
  Series A, AMBAC Insured, 5.00%, 7/01/25 .....................................................       2,000,000       2,156,440
Lawrenceburg Water and Sewer Revenue, MBIA Insured, 5.00%, 10/01/28 ...........................       1,730,000       1,835,219
Louisville and Jefferson County Metropolitan Government Industrial Building Revenue, Sisters of
  Mercy, Cincinnati, 5.00%, 10/01/35 ..........................................................       1,500,000       1,572,030
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue,
  Series A,
   AMBAC Insured, 5.00%, 5/15/36 ..............................................................       3,000,000       3,212,040
   FGIC Insured, 5.00%, 5/15/30 ...............................................................       2,750,000       2,810,747
   FGIC Insured, 5.00%, 5/15/38 ...............................................................       3,000,000       3,190,920
Louisville and Jefferson County Student Housing Revenue, University of Louisville, Phase 3-A,
   AMBAC Insured, 5.00%, 6/01/34 ..............................................................       3,755,000       4,016,123
   Series A, AMBAC Insured, 5.00%, 6/01/25 ....................................................       1,000,000       1,077,550
Louisville Parking Authority of River City Revenue, MBIA Insured, 5.00%, 6/01/29 ..............       3,290,000       3,451,835
Louisville Waterworks Board Water System Revenue, Louisville Water Co., Refunding,
  FSA Insured,
   5.25%, 11/15/24 ............................................................................       2,500,000       2,622,825
   5.50%, 11/15/25 ............................................................................       2,000,000       2,111,100
McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
  6.40%, 11/01/07 .............................................................................         500,000         500,605


116 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  KENTUCKY (CONTINUED)
  Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital, 5.125%,
     8/01/37 ...................................................................................   $  3,000,000   $  3,126,420
  Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 .............................      1,500,000      1,581,660
  Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ..............      1,270,000      1,305,966
  Oldham County School District Finance Corp. School Building Revenue, MBIA Insured, 5.00%,
     5/01/24 ...................................................................................      5,680,000      6,077,543
  Russell Health System Revenue, Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ..........        800,000        829,824
a Warren County Hospital Facility Revenue, Community Hospital Corporation Project, Refunding,
     Series A, 5.00%, 8/01/29 ..................................................................      1,000,000      1,037,680
                                                                                                                  ------------
                                                                                                                   119,675,689
                                                                                                                  ------------
  U.S. TERRITORIES 17.8%
  PUERTO RICO 13.4%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
     Refunding, 5.375%, 5/15/33 ................................................................      1,780,000      1,856,326
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
      5.125%, 7/01/31 ..........................................................................      3,125,000      3,241,750
      Pre-Refunded, 5.125%, 7/01/31 ............................................................      1,875,000      1,989,956
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................................      2,500,000      2,714,325
      Series K, 5.00%, 7/01/27 .................................................................      3,000,000      3,171,240
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ..........      5,000,000      5,379,650
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.25%, 7/01/36 ......................................................        455,000        479,097
      Series D, Pre-Refunded, 5.25%, 7/01/36 ...................................................        995,000      1,070,829
                                                                                                                  ------------
                                                                                                                    19,903,173
                                                                                                                  ------------
  VIRGIN ISLANDS 4.4%
  Virgin Islands PFAR,
      Gross Receipts Taxes Loan Notes, FGIC Insured, 5.00%, 10/01/28 ...........................      4,000,000      4,345,240
      senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ......................      2,000,000      2,069,640
                                                                                                                  ------------
                                                                                                                     6,414,880
                                                                                                                  ------------
  TOTAL U.S. TERRITORIES .......................................................................                    26,318,053
                                                                                                                  ------------
  TOTAL LONG TERM INVESTMENTS (COST $139,271,385) ..............................................                   145,993,742
                                                                                                                  ------------
  SHORT TERM INVESTMENTS 1.0%
  MUNICIPAL BONDS 1.0%
  KENTUCKY 0.6%
b Breckinridge County Lease Program Revenue, Kentucky Assn. Counties Leasing Trust, Series A,
     Weekly VRDN and Put, 3.64%, 2/01/32 .......................................................        366,000        366,000
b Shelby County Lease Revenue, Series A, Daily VRDN and Put, 3.64%, 9/01/34 ....................        565,000        565,000
                                                                                                                  ------------
                                                                                                                       931,000
                                                                                                                  ------------


                                                           Annual Report | 117

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 0.4%
  PUERTO RICO 0.4%
b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
     Weekly VRDN and Put, 3.34%, 12/01/15 ......................................................    $ 500,000   $    500,000
                                                                                                                ------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,431,000) ...............................................                   1,431,000
                                                                                                                ------------
  TOTAL INVESTMENTS (COST $140,702,385) 99.5% ..................................................                 147,424,742
  OTHER ASSETS, LESS LIABILITIES 0.5% ..........................................................                     799,668
                                                                                                                ------------
  NET ASSETS 100.0% ............................................................................                $148,224,410
                                                                                                                ============

See Selected Portfolio Abbreviations on page 154.

a See Note 1(b) regarding securities purchased on a when issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


118 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                 ----------------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28,
CLASS A                                              2007          2006          2005        2004 e          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  11.52      $  11.68      $  11.81      $  11.55      $  11.38
                                                 ----------------------------------------------------------------
Income from investment operations a:
 Net investment income b ....................        0.48          0.50          0.52          0.53          0.55

 Net realized and unrealized gains (losses) .        0.10         (0.16)        (0.14)         0.26          0.17
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.58          0.34          0.38          0.79          0.72
                                                 ----------------------------------------------------------------
Less distributions from net investment income       (0.49)        (0.50)        (0.51)        (0.53)        (0.55)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          --            -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  11.61      $  11.52      $  11.68      $  11.81      $  11.55
                                                 ================================================================

Total return c ..............................        5.14%         2.99%         3.36%         7.01%         6.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $220,927      $188,333      $188,659      $185,987      $177,211

Ratios to average net assets:

 Expenses ...................................        0.73%         0.73%         0.73%         0.73%         0.74%

 Net investment income ......................        4.22%         4.30%         4.49%         4.56%         4.84%

Portfolio turnover rate .....................        5.71%         9.78%         8.67%        16.35%        12.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 119

Franklin Tax-Free Trust

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                              2007          2006          2005        2004 e          2003
                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........    $  11.63      $  11.79      $  11.91      $  11.65      $  11.47
                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income b ....................        0.43          0.44          0.46          0.46          0.49

 Net realized and unrealized gains (losses) .        0.09         (0.16)        (0.13)         0.26          0.18
                                                 ----------------------------------------------------------------
Total from investment operations ............        0.52          0.28          0.33          0.72          0.67
                                                 ----------------------------------------------------------------
Less distributions from net investment income       (0.42)        (0.44)        (0.45)        (0.46)        (0.49)
                                                 ----------------------------------------------------------------
Redemption fees .............................          -- d          --            -- d          --            --
                                                 ----------------------------------------------------------------
Net asset value, end of year ................    $  11.73      $  11.63      $  11.79      $  11.91      $  11.65
                                                 ================================================================

Total return c ..............................        4.61%         2.40%         2.84%         6.34%         5.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............    $ 29,028      $ 23,319      $ 19,196      $ 20,768      $ 20,503

Ratios to average net assets:

 Expenses ...................................        1.28%         1.28%         1.28%         1.29%         1.28%

 Net investment income ......................        3.67%         3.75%         3.94%         4.00%         4.30%

Portfolio turnover rate .....................        5.71%         9.78%         8.67%        16.35%        12.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

120 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.4%
MUNICIPAL BONDS 96.4%
LOUISIANA 92.4%
Bossier City Public Improvement Sales and Use Tax Revenue, FGIC Insured, Pre-Refunded,
  5.00%,
   12/01/19 ...................................................................................     $ 1,145,000     $ 1,173,671
   12/01/21 ...................................................................................       1,875,000       1,921,950
   12/01/22 ...................................................................................       1,515,000       1,552,936
Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 .......................       1,900,000       2,024,564
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing
  Project, MBIA Insured, 5.25%,
   5/01/21 ....................................................................................       1,505,000       1,605,745
   5/01/33 ....................................................................................       2,500,000       2,641,600
De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
  5.65%, 12/01/21 .............................................................................       1,000,000       1,025,360
De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%,
  9/01/29 .....................................................................................      11,500,000      12,265,325
Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A,
  FHA Insured, ETM, 7.20%, 8/01/10 ............................................................       1,380,000       1,533,622
East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
  6.10%, 10/01/29 .............................................................................         195,000         198,058
East Baton Rouge Parish Park and Recreation District GO, FSA Insured, 5.00%, 5/01/25 ..........       3,325,000       3,547,110
East Baton Rouge Parish Sales and Use Tax Revenue, Public Improvement, Series ST,
  FGIC Insured, Pre-Refunded, 5.00%, 2/01/20 ..................................................       1,000,000       1,058,120
East Baton Rouge Parish Sales Tax Revenue, Public Improvement, Refunding, Series A,
  AMBAC Insured, 5.00%, 2/01/24 ...............................................................       2,000,000       2,139,940
Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note, Series A,
  AMBAC Insured, 5.00%, 7/15/33 ...............................................................       5,000,000       5,212,500
Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
  11/01/27 ....................................................................................       5,000,000       5,283,400
Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, MBIA Insured,
  5.00%, 4/01/29 ..............................................................................       3,060,000       3,239,071
Jefferson Parish West Jefferson Park and Community Center Revenue, MBIA Insured, 5.00%,
  10/01/29 ....................................................................................       2,925,000       3,106,525
Jefferson Sales Tax District Special Sales Tax Revenue,
   AMBAC Insured, 5.00%, 12/01/22 .............................................................       2,000,000       2,152,280
   Refunding, FSA Insured, 5.00%, 12/01/22 ....................................................       3,000,000       3,086,940
   Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 ...........................................       4,195,000       4,396,360
Lafayette Public Trust Financing Authority Revenue, Ragin' Cajun Facilities Inc. Project,
  MBIA Insured, 5.00%, 10/01/22 ...............................................................       1,500,000       1,604,505
Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ................          30,000          33,814
Lafayette Utilities Revenue, MBIA Insured, 5.00%, 11/01/28 ....................................       5,000,000       5,316,500
Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ............................          55,000          58,071
Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, 5.125%,
  4/01/29 .....................................................................................       2,200,000       2,391,444
Louisiana HFA Mortgage Revenue, SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 .................         510,000         510,184
Louisiana Local Government Environmental Facilities and CDA Revenue,
   Baton Rouge Apartments, Series A, MBIA Insured, 6.375%, 1/01/30 ............................       4,265,000       4,536,723
   Delgado Community College Foundation Project, AMBAC Insured, 6.00%, 10/01/29 ...............       1,000,000       1,071,040
   Denham Springs Sewer Project, AMBAC Insured, 4.75%, 12/01/31 ...............................       5,040,000       5,222,650
   Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ............................       2,215,000       2,314,431


                                                           Annual Report | 121

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
LOUISIANA (CONTINUED)
Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)
   Livingston Parish Road, AMBAC Insured, 5.00%, 3/01/21 ......................................     $ 4,040,000     $ 4,374,229
   MBIA Insured, 5.00%, 12/01/26 ..............................................................       3,000,000       3,152,310
   Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 .........       2,000,000       2,126,700
   Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .........       2,000,000       2,123,240
   Southeastern Louisiana Student Housing, Series A, MBIA Insured, 5.00%, 8/01/27 .............       3,000,000       3,168,870
Louisiana Local Government Environmental Facilities GO, AMBAC Insured, 5.25%, 4/01/29 .........       1,000,000       1,085,480
Louisiana Public Facilities Authority Hospital Revenue,
   Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ............................         595,000         608,048
   Franciscan Missionaries, Series C, MBIA Insured, Pre-Refunded, 5.00%, 7/01/19 ..............       3,155,000       3,242,299
   Pendleton Memorial Methodist, Pre-Refunded, 5.25%, 6/01/28 .................................       4,500,000       4,629,195
   Touro Infirmary Project, Series A, 5.625%, 8/15/29 .........................................       6,000,000       6,039,840
Louisiana Public Facilities Authority Revenue,
   Centenary College Project, Refunding, 5.75%, 2/01/29 .......................................       7,300,000       7,549,149
   Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 .......................       1,500,000       1,543,725
   Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 ........................       1,540,000       1,647,199
   FHA Insured Mortgage, Baton Rouge General, MBIA Insured, 5.25%, 7/01/33 ....................       5,000,000       5,383,200
   Grambling University Project, Black and Gold Facilities Project, Series A, CIFG Insured,
    5.00%, 7/01/30 ............................................................................       5,000,000       5,325,500
   Mortgage Purchase, HFA, Refunding, Series A, FNMA Insured, 6.40%, 7/20/20 ..................       1,900,000       1,912,635
   Ochsner Clinic Foundation Project, Refunding, Series B, 5.75%, 5/15/23 .....................       2,500,000       2,699,125
   Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 .....................       3,000,000       3,169,020
   Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ............       1,000,000       1,026,780
   Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ............       6,015,000       6,170,728
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
  AMBAC Insured, 5.00%, 6/01/23 ...............................................................       5,000,000       5,406,800
Louisiana State Gas and Fuels Tax Revenue, Series A,
   AMBAC Insured, 5.00%, 6/01/27 ..............................................................       3,500,000       3,651,970
   FGIC Insured, 5.00%, 5/01/27 ...............................................................       2,000,000       2,127,880
   FSA Insured, 5.00%, 5/01/31 ................................................................      10,000,000      10,751,900
Louisiana State GO, Match, Refunding, Series B, CIFG Insured, 5.00%,
   7/15/24 ....................................................................................       3,475,000       3,738,335
   7/15/25 ....................................................................................       2,765,000       2,967,840
Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
   AMBAC Insured, 5.00%, 5/01/21 ..............................................................       2,500,000       2,625,725
   Series A, MBIA Insured, 5.375%, 3/01/19 ....................................................       3,000,000       3,115,770
Louisiana State University and Agricultural and Mechanical College Board Revenue,
   AMBAC Insured, 5.00%, 7/01/22 ..............................................................       5,000,000       5,338,650
   Auxiliary, FGIC Insured, 5.00%, 7/01/31 ....................................................       3,000,000       3,216,870
   Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27 .........................................       1,500,000       1,592,355
Monroe Sales and Use Tax Revenue, FGIC Insured, 5.25%, 7/01/23 ................................       1,535,000       1,667,164
New Orleans GO,
   Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ..............................................       1,000,000       1,022,660
   Public Improvement, AMBAC Insured, 5.25%, 12/01/29 .........................................       1,485,000       1,597,177
   Public Improvement, FGIC Insured, 5.25%, 12/01/21 ..........................................       1,295,000       1,386,103
   Public Improvement, FGIC Insured, 5.125%, 12/01/26 .........................................       2,000,000       2,098,780
   Refunding, MBIA Insured, 5.125%, 9/01/21 ...................................................       2,000,000       2,120,000


122 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
LOUISIANA (CONTINUED)
Orleans Levee District Revenue, Levee Improvement, Refunding, FSA Insured, 5.95%,
  11/01/14 ....................................................................................     $    580,000     $    591,710
Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%,
  9/01/20 .....................................................................................        1,000,000        1,015,950
Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ......................        1,950,000        1,952,788
Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
  Refunding, FSA Insured, 5.75%, 5/15/21 ......................................................        2,500,000        2,659,125
Ouachita Parish West Ouachita Parish School District Sales and Use Tax Revenue, FGIC Insured,
  Pre-Refunded, 5.75%, 9/01/24 ................................................................        1,410,000        1,532,487
Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
  ETM, 7.25%, 8/01/10 .........................................................................          595,000          628,028
Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
  10/01/16 ....................................................................................        1,000,000        1,047,270
St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%,
  9/01/10 .....................................................................................          435,000          489,849
St. Charles Parish Consolidated Waterworks and Wastewater District No. 1 Revenue, Series A,
  AMBAC Insured, 5.00%, 7/01/31 ...............................................................        6,485,000        6,954,903
St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ..................        2,500,000        2,592,600
St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
   7/01/10 ....................................................................................           40,000           41,994
   7/01/11 ....................................................................................           50,000           57,078
State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
  Cajundome, MBIA Insured, Pre-Refunded, 5.65%, 9/01/26 .......................................        3,080,000        3,171,599
Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General Medical
  Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33 ....................................        2,155,000        2,359,251
University of Louisiana System Board of Supervisors Lease Revenue,
   LaFayette Cajundome Convention, MBIA Insured, Pre-Refunded, 6.25%, 9/01/29 .................        1,200,000        1,297,020
   Northwestern State University Wellness, AMBAC Insured, 5.10%, 4/01/24 ......................        1,000,000        1,043,731
                                                                                                                     ------------
                                                                                                                      231,063,073
                                                                                                                     ------------
U.S. TERRITORIES 4.0%
PUERTO RICO 2.7%
Puerto Rico Commonwealth GO, Public Improvement,
   MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .................................................        4,400,000        4,687,804
   Series A, 5.00%, 7/01/33 ...................................................................        2,000,000        2,086,780
                                                                                                                     ------------
                                                                                                                        6,774,584
                                                                                                                     ------------
VIRGIN ISLANDS 1.3%
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .......        3,000,000        3,098,340
                                                                                                                     ------------
TOTAL U.S. TERRITORIES ........................................................................                         9,872,924
                                                                                                                     ------------
TOTAL LONG TERM INVESTMENTS (COST $229,831,691) ...............................................                       240,935,997
                                                                                                                     ------------


                                                           Annual Report | 123

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 2.3%
  MUNICIPAL BONDS 2.3%
  LOUISIANA 2.3%
a Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put, 3.63%,
     12/01/15 ..................................................................................   $5,200,000   $  5,200,000
a Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
     First Stage, ACES, Refunding, Daily VRDN and Put, 3.66%, 9/01/17 ..........................      500,000        500,000
                                                                                                                ------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,700,000) ...............................................                   5,700,000
                                                                                                                ------------
  TOTAL INVESTMENTS (COST $235,531,691) 98.7% ..................................................                 246,635,997
  OTHER ASSETS, LESS LIABILITIES 1.3% ..........................................................                   3,318,460
                                                                                                                ------------
  NET ASSETS 100.0% ............................................................................                $249,954,457
                                                                                                                ============

See Selected Portfolio Abbreviations on page 154.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

124 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS A                                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  11.77       $  11.80       $  11.93       $  11.78       $  11.52
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.49           0.51           0.51           0.52           0.54

 Net realized and unrealized gains (losses) .......         0.08          (0.03)         (0.13)          0.16           0.26
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.57           0.48           0.38           0.68           0.80
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.50)         (0.51)         (0.51)         (0.53)         (0.54)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  11.84       $  11.77       $  11.80       $  11.93       $  11.78
                                                        ====================================================================

Total return c ....................................         4.96%          4.11%          3.34%          5.89%          7.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $410,890       $369,205       $332,943       $340,237       $322,873

Ratios to average net assets:

 Expenses .........................................         0.68%          0.69%          0.70%          0.70%          0.70%

 Net investment income ............................         4.21%          4.29%          4.40%          4.43%          4.65%

Portfolio turnover rate ...........................         7.84%          8.00%         12.03%         10.56%          6.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 125

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS C                                                     2007           2006           2005         2004 e          2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  11.91       $  11.93       $  12.05       $  11.90       $  11.63
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.43           0.45           0.46           0.46           0.48

 Net realized and unrealized gains (losses) .......         0.08          (0.03)         (0.13)          0.15           0.27
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.51           0.42           0.33           0.61           0.75
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.43)         (0.44)         (0.45)         (0.46)         (0.48)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  11.99       $  11.91       $  11.93       $  12.05       $  11.90
                                                        ====================================================================

Total return c ....................................         4.42%          3.57%          2.73%          5.33%          6.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $ 71,937       $ 59,915       $ 48,997       $ 49,739       $ 48,305

Ratios to average net assets:

 Expenses .........................................         1.23%          1.24%          1.25%          1.28%          1.22%

 Net investment income ............................         3.66%          3.74%          3.85%          3.85%          4.13%

Portfolio turnover rate ...........................         7.84%          8.00%         12.03%         10.56%          6.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

126 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
MUNICIPAL BONDS 98.4%
MARYLAND 86.0%
Anne Arundel County GO, Refunding, 4.625%, 3/01/32 ............................................     $ 2,000,000     $ 2,081,100
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%,
  9/01/39 .....................................................................................      25,095,000      27,406,501
Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 .....................       1,000,000       1,060,610
Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding,
  Series A, 7.00%, 8/01/11 ....................................................................       2,025,000       2,030,589
Baltimore GO, Consolidated Public Improvement,
   Series A, FGIC Insured, Pre-Refunded, 5.30%, 10/15/17 ......................................       1,500,000       1,545,030
   Series A, FSA Insured, Pre-Refunded, 5.25%, 10/15/17 .......................................       3,300,000       3,494,535
   Series B, 7.15%, 10/15/08 ..................................................................       1,000,000       1,054,070
Baltimore Port Facilities Revenue, Consolidated Coal Sales, Refunding, Series A, 6.50%,
  10/01/11 ....................................................................................       1,850,000       1,929,328
Baltimore Project Revenue,
   Wastewater Projects, Refunding, FGIC Insured, 5.125%, 7/01/42 ..............................       7,630,000       8,041,105
   Wastewater Projects, Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/28 ..................       4,000,000       4,141,880
   Wastewater Projects, Series B, MBIA Insured, 5.00%, 7/01/35 ................................       2,600,000       2,786,160
   Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31 ...............................       5,000,000       5,418,000
   Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/36 ...............................       6,125,000       6,607,283
   Water Projects, Series A, MBIA Insured, 5.00%, 7/01/35 .....................................       4,240,000       4,546,722
Baltimore Revenue,
   Wastewater Project, Series A, FGIC Insured, Pre-Refunded, 5.80%, 7/01/15 ...................       5,000,000       5,242,650
   Water Project, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 .........................      10,000,000      10,660,500
Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Radian Insured,
   5.375%, 1/01/16 ............................................................................       2,000,000       2,081,060
   5.50%, 1/01/19 .............................................................................       1,000,000       1,031,780
   5.625%, 1/01/25 ............................................................................       2,000,000       2,093,780
Harford County GO, Consolidated Public Improvement, 4.45%, 1/15/17 ............................       1,125,000       1,163,171
Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 .....       1,900,000       1,901,786
Maryland State CDA Department of Housing and CDR,
   Housing, Series A, 6.00%, 7/01/32 ..........................................................       4,000,000       4,124,960
   Residential, Series D, 5.25%, 9/01/29 ......................................................       3,460,000       3,523,422
   Series B, 5.35%, 9/01/30 ...................................................................         815,000         830,061
   SF Program, First Series, 5.00%, 4/01/17 ...................................................          40,000          41,104
   SF Program, Second Series, 5.00%, 4/01/17 ..................................................       3,000,000       3,076,980
Maryland State EDC Student Housing Revenue,
   University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%,
    7/01/30 ...................................................................................       3,245,000       3,492,658
   University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%,
    7/01/35 ...................................................................................       3,675,000       3,931,846
   University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/25 ......       2,500,000       2,689,375
   University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/28 ......       2,000,000       2,146,700
   University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/33 ......       3,000,000       3,208,110
Maryland State EDC Utility Infrastructure Revenue, University College Park Project, AMBAC
  Insured, 5.00%, 7/01/19 .....................................................................       1,710,000       1,797,962
Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited
  Obligation, Wheelabrator Water Projects, 6.45%, 12/01/16 ....................................       3,000,000       3,071,610


                                                           Annual Report | 127

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MARYLAND (CONTINUED)
Maryland State Health and Higher Educational Facilities Authority Revenue,
   Anne Arundel Health System, Series A, 5.125%, 7/01/34 ......................................     $ 2,500,000     $ 2,621,825
   Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ..................................       8,365,000       8,586,840
   Carroll County General Hospital, 6.00%, 7/01/26 ............................................       2,000,000       2,144,340
   Carroll County General Hospital, 5.80%, 7/01/32 ............................................       5,000,000       5,338,350
   Catholic Health Initiatives, Series A, 6.00%, 12/01/20 .....................................         715,000         775,174
   Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/20 ................................       2,205,000       2,382,811
   Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/24 ................................       2,025,000       2,181,857
   Charity Obligation Group, Series A, Pre-Refunded, 5.00%, 11/01/19 ..........................       1,515,000       1,572,570
   Charity Obligation Group, Series A, Pre-Refunded, 5.00%, 11/01/29 ..........................       2,250,000       2,335,500
   Doctors Community Hospital, Refunding, Series A, 5.00%, 7/01/20 ............................       5,000,000       5,284,700
   Doctors Community Hospital, Series A, 5.00%, 7/01/29 .......................................       5,000,000       5,238,000
   Edenwald, Series A, 5.40%, 1/01/31 .........................................................       1,000,000       1,049,200
   Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 .....................................      11,000,000      12,317,580
   Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37 ...............................       9,395,000       9,977,960
   Johns Hopkins University, Series A, 5.00%, 7/01/32 .........................................      29,000,000      30,277,160
   Johns Hopkins University Issue, Pre-Refunded, 6.00%, 7/01/39 ...............................       5,000,000       5,310,750
   Loyola College, Series A, 5.00%, 10/01/40 ..................................................       8,525,000       8,955,086
   Maryland Institute College of Art, 5.00%, 6/01/35 ..........................................       2,000,000       2,091,700
   Maryland Institute College of Art, 5.625%, 6/01/36 .........................................       3,600,000       3,792,744
   Maryland Institute College of Art, 5.00%, 6/01/40 ..........................................       6,000,000       6,261,240
   Mercy Medical Center, Refunding, 5.625%, 7/01/31 ...........................................       5,500,000       5,744,585
   North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/26 .......................................       1,000,000       1,097,540
   North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/31 .......................................       1,320,000       1,448,753
   Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27 .................         655,000         685,228
   Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34 .................       5,000,000       5,330,750
   Peninsula Regional Medical Center, 5.00%, 7/01/36 ..........................................       7,000,000       7,356,160
   Roland Park Place Project, Refunding, 5.625%, 7/01/18 ......................................       2,500,000       2,507,375
   Roland Park Place Project, Refunding, 5.625%, 7/01/24 ......................................       2,680,000       2,687,048
   Union Hospital Cecil County Issue, 5.00%, 7/01/35 ..........................................       3,015,000       3,148,293
   University of Maryland Medical System, Pre-Refunded, 6.75%, 7/01/30 ........................      11,000,000      12,158,300
   Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 .........................       5,000,000       5,124,900
   Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 .........................       7,100,000       7,241,006
   Western Maryland Health, Series A, MBIA Insured, 4.75%, 7/01/36 ............................      19,500,000      20,303,985
Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
   5.75%, 3/01/22 .............................................................................       5,000,000       5,000,000
   5.80%, 3/01/26 .............................................................................       2,045,000       2,045,000
Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project, AMBAC
  Insured, 5.00%, 7/01/28 .....................................................................       3,975,000       4,250,984
Maryland State Transportation Authority Parking Revenue, AMBAC Insured, 5.00%, 3/01/27 ........       8,000,000       8,431,600
Maryland State Transportation Authority Transportation Facility Projects Revenue, FSA Insured,
  5.00%,
   7/01/27 ....................................................................................       5,890,000       6,302,771
   7/01/31 ....................................................................................       7,455,000       7,957,914
   7/01/32 ....................................................................................       7,165,000       7,643,622
   7/01/34 ....................................................................................       7,500,000       7,996,125

128 | Annual Report

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MARYLAND (CONTINUED)
Montgomery County GO,
   4.75%, 4/01/22 .............................................................................     $ 3,000,000     $  3,173,310
   Consolidated, Public Improvement, Series A, 5.00%, 6/01/24 .................................       5,000,000        5,428,100
   Pre-Refunded, 4.75%, 2/01/17 ...............................................................       5,000,000        5,245,500
Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured,
  6.00%, 7/01/37 ..............................................................................       2,500,000        2,545,375
Morgan State University Maryland and Auxiliary Facilities Fees Revenue, Series A, FGIC Insured,
  5.00%, 7/01/32 ..............................................................................       6,450,000        6,829,002
Prince George's County GO, Consolidated Public Improvement,
   4.40%, 9/15/22 .............................................................................      10,000,000       10,290,500
   MBIA Insured, 5.00%, 4/15/18 ...............................................................       2,100,000        2,152,773
Prince George's County IDA Lease Revenue, Upper Marlboro Justice, Series B, MBIA Insured,
  4.75%, 6/30/30 ..............................................................................       4,000,000        4,118,520
St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC Insured,
  Pre-Refunded, 5.55%, 9/01/30 ................................................................       2,000,000        2,126,380
Westminster Education Facilities Revenue, McDaniel College Inc., Pre-Refunded, 5.50%,
   4/01/27 ....................................................................................         425,000          462,965
   4/01/32 ....................................................................................       1,500,000        1,633,995
                                                                                                                    ------------
                                                                                                                     415,216,174
                                                                                                                    ------------
U.S. TERRITORIES 12.4%
PUERTO RICO 10.9%
Puerto Rico Commonwealth GO, Public Improvement,
   FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ..................................................       1,520,000        1,620,730
   FSA Insured, Pre-Refunded, 5.125%, 7/01/30 .................................................       4,360,000        4,627,312
   Refunding, FSA Insured, 5.25%, 7/01/27 .....................................................       1,015,000        1,074,763
   Refunding, FSA Insured, 5.125%, 7/01/30 ....................................................       2,870,000        3,022,454
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Series D, Pre-Refunded, 5.25%, 7/01/38 .....................................................       5,000,000        5,398,600
   Series G, 5.00%, 7/01/33 ...................................................................       7,000,000        7,463,330
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
  AMBAC Insured, 5.00%, 7/01/31 ...............................................................       5,000,000        5,409,900
Puerto Rico Electric Power Authority Power Revenue,
   Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 ..........................................       5,000,000        5,372,700
   Series HH, FSA Insured, 5.25%, 7/01/29 .....................................................      10,780,000       11,437,904
   Series II, 5.25%, 7/01/31 ..................................................................       3,000,000        3,199,320
   Series RR, XLCA Insured, 5.00%, 7/01/30 ....................................................       2,000,000        2,141,740
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
   Refunding, Series D, 5.25%, 7/01/36 ........................................................         520,000          547,539
   Series D, Pre-Refunded, 5.25%, 7/01/36 .....................................................       1,480,000        1,592,791
                                                                                                                    ------------
                                                                                                                      52,909,083
                                                                                                                    ------------


                                                           Annual Report | 129

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  VIRGIN ISLANDS 1.5%
  Virgin Islands PFAR,
      Gross Receipts Taxes Loan Note, FSA Insured, 5.00%, 10/01/22 .............................   $  2,000,000   $  2,157,960
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .......................      1,700,000      1,755,726
      senior lien, Refunding, Series A, 5.50%, 10/01/14 ........................................      3,300,000      3,410,715
                                                                                                                  ------------
                                                                                                                     7,324,401
                                                                                                                  ------------
  TOTAL U.S. TERRITORIES .......................................................................                    60,233,484
                                                                                                                  ------------
  TOTAL LONG TERM INVESTMENTS (COST $453,245,074) ..............................................                   475,449,658
                                                                                                                  ------------
  SHORT TERM INVESTMENTS 0.4%
  MUNICIPAL BONDS 0.4%
  MARYLAND 0.4%
a Maryland State EDC Revenue,
      Multi-Modal, U.S. Pharmacopeial, AMBAC Insured, Daily VRDN and Put, 3.65%,
       7/01/36 .................................................................................        100,000        100,000
      U.S. Pharmacopeial Project, Refunding, Series A, AMBAC Insured, Daily VRDN and Put,
       3.64%, 7/01/34 ..........................................................................        445,000        445,000
      U.S. Pharmacopeial Project, Refunding, Series B, AMBAC Insured, Daily VRDN and Put,
       3.67%, 7/01/34 ..........................................................................      1,210,000      1,210,000
                                                                                                                  ------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,755,000) ...............................................                     1,755,000
                                                                                                                  ------------
  TOTAL INVESTMENTS (COST $455,000,074) 98.8% ..................................................                   477,204,658
  OTHER ASSETS, LESS LIABILITIES 1.2% ..........................................................                     5,622,304
                                                                                                                  ------------
  NET ASSETS 100.0% ............................................................................                  $482,826,962
                                                                                                                  ============

See Selected Portfolio Abbreviations on page 154.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


130 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS A                                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  12.31       $  12.32       $  12.44       $  12.23       $  12.00
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.52           0.53           0.54           0.55           0.58

 Net realized and unrealized gains (losses) .......         0.06          (0.01)         (0.12)          0.21           0.23
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.58           0.52           0.42           0.76           0.81
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.52)         (0.53)         (0.54)         (0.55)         (0.58)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  12.37       $  12.31       $  12.32       $  12.44       $  12.23
                                                        ====================================================================

Total return c ....................................         4.85%          4.33%          3.49%          6.38%          6.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $613,125       $562,235       $516,312       $499,238       $468,008

Ratios to average net assets:

 Expenses .........................................         0.66%          0.66%          0.67%          0.67%          0.67%

 Net investment income ............................         4.25%          4.31%          4.44%          4.50%          4.72%

Portfolio turnover rate ...........................        19.77%         15.32%         17.93%         25.04%         18.73%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 131

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
CLASS C                                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  12.39       $  12.39       $  12.50       $  12.29       $  12.06
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.45           0.47           0.48           0.48           0.51

 Net realized and unrealized gains (losses) .......         0.06           -- d          (0.12)          0.21           0.23
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.51           0.47           0.36           0.69           0.74
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.45)         (0.47)         (0.47)         (0.48)         (0.51)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  12.45       $  12.39       $  12.39       $  12.50       $  12.29
                                                        ====================================================================

Total return c ....................................         4.25%          3.82%          2.98%          5.75%          6.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $ 70,148       $ 68,807       $ 60,418       $ 60,208       $ 55,608

Ratios to average net assets:

 Expenses .........................................         1.21%          1.21%          1.22%          1.25%          1.19%

 Net investment income ............................         3.70%          3.76%          3.89%          3.92%          4.20%

Portfolio turnover rate ...........................        19.77%         15.32%         17.93%         25.04%         18.73%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

132 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.3%
MUNICIPAL BONDS 98.3%
MISSOURI 85.6%
Bi-State Development Agency Missouri Illinois Metropolitan District Revenue, Metrolink Cross
  County Project, Series B, FSA Insured, 5.00%, 10/01/32 ......................................     $ 4,500,000     $ 4,763,025
Boone County IDA Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%,
  10/20/22 ....................................................................................       1,515,000       1,639,230
Branson Reorganized School District No. R-4 GO, FSA Insured, 5.00%, 3/01/24 ...................       4,500,000       4,846,545
Cape Girardeau County IDA Health Care Facilities Revenue, St. Francis Medical Center,
  Series A, 5.50%,
   6/01/27 ....................................................................................       6,350,000       6,805,676
   6/01/32 ....................................................................................       5,000,000       5,364,500
Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
  5.30%, 5/15/28 ..............................................................................       6,875,000       7,045,844
Curators of the University of Missouri System Facilities Revenue,
   Series A, 5.00%, 11/01/31 ..................................................................      17,845,000      18,888,397
   System Facilities, Refunding, Series A, 5.00%, 11/01/25 ....................................      15,970,000      17,176,214
   System Facilities, Series A, 5.00%, 11/01/26 ...............................................       4,500,000       4,833,090
Dunklin County COP, FGIC Insured, 5.00%, 12/01/24 .............................................       1,000,000       1,060,470
Florissant COP, FGIC Insured, 5.00%, 8/01/22 ..................................................       1,285,000       1,360,956
Grandview COP, FGIC Insured, 5.00%, 1/01/23 ...................................................       2,410,000       2,550,624
Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22 .............................       1,000,000       1,049,450
Hazelwood School District GO, Missouri Direct Deposit Page, Series A, FGIC Insured, 5.00%,
  3/01/24 .....................................................................................       3,000,000       3,220,380
Hickory County School District R-1 Skyline GO, Direct Deposit Program,
   6.05%, 3/01/20 .............................................................................         800,000         852,264
   Refunding, 6.05%, 3/01/20 ..................................................................         300,000         319,773
High Ridge Fire Protection District GO, FSA Insured, Pre-Refunded, 5.375%, 11/01/20 ...........       1,000,000       1,011,670
Howard Bend Levee District Special Tax, Pre-Refunded,
   5.65%, 3/01/13 .............................................................................       1,000,000       1,046,940
   5.85%, 3/01/19 .............................................................................       4,000,000       4,202,960
Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%,
  3/01/20 .....................................................................................       2,000,000       2,108,780
Jackson County Reorganized School District No. 7 Lee's Summit GO, Direct Deposit, Refunding
  and Improvement, FSA Insured, 5.00%, 3/01/21 ................................................       5,700,000       6,050,721
Jackson County Special Obligation Revenue,
   Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/23 .............................       6,800,000       7,383,644
   Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/28 .............................      26,595,000      28,721,270
   MBIA Insured, 5.00%, 12/01/27 ..............................................................       3,105,000       3,272,391
Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%,
  3/01/20 .....................................................................................       1,025,000       1,090,528
Jefferson County Conservation Public Water Supply District No. C-1 Waterworks Revenue,
  AMBAC Insured, 5.00%, 12/01/26 ..............................................................       4,500,000       4,657,725
Jefferson County Consolidated School District No. 006 Lease Participation COP, FSA Insured,
  5.00%, 3/01/25 ..............................................................................       1,050,000       1,130,861
Joplin IDA Health Facilities Revenue, Freeman Health Systems Project,
   5.50%, 2/15/29 .............................................................................       2,000,000       2,143,960
   5.75%, 2/15/35 .............................................................................       2,500,000       2,747,125
Kansas City Sanitary Sewer System Revenue, Series B, MBIA Insured, 5.00%, 1/01/25 .............         620,000         665,998
Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue Parkway Town
  Center Project, MBIA Insured, 5.00%, 7/01/27 ................................................       1,730,000       1,848,972


                                                           Annual Report | 133

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MISSOURI (CONTINUED)
Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
   12/01/14 ...................................................................................     $   750,000     $   772,485
   12/01/26 ...................................................................................         800,000         818,720
Lee's Summit IDAR, John Knox Village Project,
   6.55%, 8/15/10 .............................................................................       1,000,000       1,008,950
   6.625%, 8/15/13 ............................................................................       2,000,000       2,018,020
   5.70%, 8/15/22 .............................................................................       1,500,000       1,587,360
Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 .................       1,995,000       2,111,249
Metropolitan St. Louis Sewer District Wastewater Systems Revenue, Series A, MBIA Insured,
  5.00%, 5/01/34 ..............................................................................      24,730,000      26,349,568
Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
  Series A, MBIA Insured, 5.00%, 12/01/30 .....................................................       9,500,000       9,960,180
Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
   Iatan 2 Project, Series A, AMBAC Insured, 5.00%, 1/01/34 ...................................      25,465,000      27,243,221
   Plum Point Project, MBIA Insured, 5.00%, 1/01/28 ...........................................       5,235,000       5,632,755
   Plum Point Project, MBIA Insured, 5.00%, 1/01/34 ...........................................      24,945,000      26,706,117
Missouri School Board Assn. Lease COP, Republic R-3 School District Project, Refunding,
  FSA Insured, 6.00%, 3/01/16 .................................................................       2,220,000       2,224,351
Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured, 5.50%,
  4/01/23 .....................................................................................       1,200,000       1,276,260
Missouri State Board of Public Buildings State Office Building, Special Obligation, Series A,
  5.125%, 5/01/26 .............................................................................       3,960,000       4,186,274
Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
  Redevelopment Project, Series A, MBIA Insured, 5.75%, 4/01/22 ...............................      10,000,000      10,577,900
Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater
  St. Louis Project, Series A, 5.40%, 9/01/18 .................................................       7,420,000       7,657,663
Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
  Paper Product, 5.20%, 3/15/29 ...............................................................       3,000,000       3,395,730
Missouri State Environmental Improvement and Energy Resources Authority PCR, National Rural
  Assn., Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ..........................       2,100,000       2,114,280
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State
  Revolving Fund,
   Series A, 7.00%, 10/01/10 ..................................................................         475,000         476,330
   Series A, 6.55%, 7/01/14 ...................................................................         890,000         890,792
   Series A, 5.75%, 1/01/16 ...................................................................         150,000         150,899
   Series B, 7.125%, 12/01/10 .................................................................         195,000         195,527
   Series B, 5.80%, 1/01/15 ...................................................................         125,000         125,131
   Series B, 6.05%, 7/01/16 ...................................................................         485,000         485,359
   Series B, 7.20%, 7/01/16 ...................................................................         825,000         825,883
   Series B, 5.50%, 7/01/21 ...................................................................         710,000         751,159
   Series B, Pre-Refunded, 5.50%, 7/01/21 .....................................................         730,000         775,581
Missouri State GO,
   State Water Pollution Control, Series A, 5.00%, 6/01/26 ....................................       3,785,000       3,956,536
   Stormwater Control, Series A, 5.00%, 6/01/26 ...............................................       1,895,000       1,980,881
Missouri State HDC,
   MFHR, FHA Insured, 8.50%, 12/01/29 .........................................................          65,000          66,845
   SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ..............................         115,000         117,156
   SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ...............................................         240,000         244,385


134 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                              AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MISSOURI (CONTINUED)
  Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
      Maryville University of St. Louis Project, Pre-Refunded, 6.50%, 6/15/22 ..................   $ 1,750,000   $ 1,866,393
      Maryville University of St. Louis Project, Pre-Refunded, 6.75%, 6/15/30 ..................     4,500,000     4,843,305
      Washington University, Refunding, Series B, 5.00%, 3/01/30 ...............................    14,000,000    14,574,280
      Washington University, Series A, 5.00%, 11/15/37 .........................................     9,150,000     9,392,566
      Washington University, Series B, Pre-Refunded, 6.00%, 3/01/30 ............................    13,550,000    14,569,502
      Webster University, MBIA Insured, 5.30%, 4/01/27 .........................................     8,000,000     8,498,160
  Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
      Children's Mercy Hospital, 5.30%, 5/15/28 ................................................    12,420,000    12,693,488
      Freeman Health Systems Project, 5.25%, 2/15/28 ...........................................     2,750,000     2,802,415
      Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%, 8/15/21 ......     4,585,000     4,811,316
      Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%, 8/15/28 ......     4,900,000     5,209,778
      Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ......................................       335,000       339,392
      Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ...........................       330,000       335,168
      Lake Regional Health Systems Project, 5.60%, 2/15/25 .....................................     1,250,000     1,328,125
      Lake Regional Health Systems Project, 5.70%, 2/15/34 .....................................     2,750,000     2,943,188
      Lutheran Senior Services, Refunding, 5.875%, 2/01/23 .....................................     1,000,000     1,020,000
      St. Luke's Episcopal, 5.00%, 12/01/34 ....................................................     7,500,000     7,834,725
      St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 ................     8,500,000     9,040,005
  Missouri State Health and Educational Facilities Authority Revenue,
      Educational Facilities, Washington University, Series A, 5.00%, 2/15/33 ..................    15,125,000    15,909,685
      Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%,
       2/01/22 .................................................................................     2,900,000     3,066,547
      Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%,
       2/01/27 .................................................................................     2,700,000     2,836,728
      Senior Living Facilities, Lutheran Senior Services, Series A, 5.00%, 2/01/25 .............     1,500,000     1,558,470
      Senior Living Facilities, Lutheran Senior Services, Series A, 5.375%, 2/01/35 ............     4,655,000     4,935,929
      SSM Healthcare System, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/28 .............    16,385,000    17,558,985
  Missouri State Highways and Transportation Commission State Road Revenue, Series A,
     Pre-Refunded, 5.00%,
      2/01/21 ..................................................................................    10,000,000    10,605,600
      2/01/22 ..................................................................................     1,500,000     1,590,840
  Missouri State Housing Development Commission Revenue, SF, Homeowner Loan, Series C-1,
     GNMA Secured,
      5.90%, 9/01/25 ...........................................................................     1,325,000     1,368,725
      5.95%, 3/01/28 ...........................................................................       945,000       976,459
a Missouri State Housing Development Commission SFMR, Homeownership Loan Program,
     Series A-1, GNMA Secured, 4.75%, 9/01/32 ..................................................     2,500,000     2,520,900
  Monarch-Chesterfield Levee District Revenue, MBIA Insured, 5.75%, 3/01/19 ....................     1,920,000     2,047,603
  North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, FSA Insured,
      5.00%, 11/15/20 ..........................................................................     1,000,000     1,061,180
      5.00%, 11/15/21 ..........................................................................     1,000,000     1,063,000
      5.00%, 11/15/22 ..........................................................................     1,000,000     1,059,370
      5.00%, 11/15/28 ..........................................................................     1,965,000     2,074,568
      5.125%, 11/15/33 .........................................................................     2,755,000     2,945,315
  Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 .........     1,600,000     1,673,216


                                                           Annual Report | 135

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MISSOURI (CONTINUED)
Riverside-Quindaro Bend Levee District Levee District Improvement Revenue, L-385 Project,
  Refunding, Radian Insured, 5.00%, 3/01/27 ...................................................     $ 5,000,000     $  5,365,800
Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
   5.625%, 8/15/18 ............................................................................       3,000,000        3,007,770
   5.70%, 8/15/28 .............................................................................       5,250,000        5,160,540
Springfield Public Building Corp. Leasehold Revenue,
   Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24 .................................       2,600,000        2,776,748
   Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.125%, 6/01/21 ...........       3,230,000        3,465,790
   Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/25 ............       3,645,000        3,913,819
Springfield Public Utility Revenue, FGIC Insured, 4.75%, 8/01/34 ..............................       5,000,000        5,211,700
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 ......       1,500,000        1,589,580
St. Charles County Public Water Supply District No. 2, COP, Missouri Project, Series A,
  MBIA Insured, 5.25%, 12/01/28 ...............................................................       1,000,000        1,062,280
St. Louis Airport Revenue,
   Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/26 ..........       5,000,000        5,271,500
   Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/31 ..........      18,835,000       20,044,395
   Capital Improvement Program, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/32 ..........       2,540,000        2,705,633
   Lambert, St. Louis International Airport, Refunding, MBIA Insured, 5.50%, 7/01/29 ..........       8,320,000       10,081,094
St. Louis Board of Education GO, Missouri Direct Deposit Program, Series A, MBIA Insured,
  5.00%, 4/01/25 ..............................................................................       5,630,000        6,076,909
St. Louis County IDA, MFHR,
   Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ...................................       1,095,000        1,126,273
   South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 .................       1,250,000        1,277,338
St. Louis County IDA Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured,
  5.375%, 9/20/31 .............................................................................       3,310,000        3,516,412
St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ......................       1,500,000        1,500,405
St. Louis IDA Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
  5.875%, 11/01/26 ............................................................................       1,100,000        1,114,531
St. Louis Municipal Finance Corp. Leasehold Revenue,
   Carnahan Courthouse, Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/15/27 .................       4,750,000        5,066,445
   City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ...............................       1,000,000        1,074,880
Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn.,
   5.30%, 5/15/18 .............................................................................       3,000,000        3,052,350
   5.40%, 5/15/28 .............................................................................       1,500,000        1,525,260
Taney County Reorganized School District GO, No. R-V Hollister, Refunding, FSA Insured,
  5.00%, 3/01/20 ..............................................................................       1,300,000        1,379,274
University of Missouri Revenues, System Facilities,
   Pre-Refunded, 5.80%, 11/01/27 ..............................................................       1,000,000        1,024,040
   Refunding, Series B, 5.00%, 11/01/27 .......................................................       7,865,000        8,246,767
West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,
   5.50%, 11/15/12 ............................................................................       1,000,000        1,010,750
   5.60%, 11/15/17 ............................................................................       1,700,000        1,721,862
   5.65%, 11/15/22 ............................................................................       1,500,000        1,506,165
West Plains Waterworks System Revenue, AMBAC Insured, Pre-Refunded, 5.625%, 3/01/21 ...........       1,250,000        1,320,388
                                                                                                                    ------------
                                                                                                                     584,695,154
                                                                                                                    ------------


136 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                             AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 12.7%
  PUERTO RICO 11.9%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Pre-Refunded, 6.00%, 7/01/26 ...   $2,785,000   $  2,993,262
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
      5.375%, 7/01/28 ..........................................................................    1,975,000      2,082,499
      5.125%, 7/01/31 ..........................................................................    5,000,000      5,186,800
      Pre-Refunded, 5.375%, 7/01/28 ............................................................    1,025,000      1,098,021
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
     Pre-Refunded, 5.50%, 7/01/36 ..............................................................   11,750,000     13,364,333
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................................    2,500,000      2,714,325
      Series G, 5.00%, 7/01/42 .................................................................    2,500,000      2,656,225
  Puerto Rico Electric Power Authority Power Revenue,
      Series II, 5.25%, 7/01/31 ................................................................   10,000,000     10,664,400
      Series NN, 5.125%, 7/01/29 ...............................................................    3,250,000      3,452,280
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
      7/01/22 ..................................................................................    2,500,000      2,546,150
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 .....................................................    2,150,000      2,282,913
      Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................................    5,885,000      6,368,747
      Series I, 5.375%, 7/01/34 ................................................................   10,000,000     10,812,000
      Series I, 5.00%, 7/01/36 .................................................................   14,450,000     15,143,455
                                                                                                                ------------
                                                                                                                  81,365,410
                                                                                                                ------------
  VIRGIN ISLANDS 0.8%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
      5.40%, 10/01/12 ..........................................................................    2,500,000      2,583,200
      5.50%, 10/01/22 ..........................................................................    2,500,000      2,582,700
                                                                                                                ------------
                                                                                                                   5,165,900
                                                                                                                ------------
  TOTAL U.S. TERRITORIES .......................................................................                  86,531,310
                                                                                                                ------------
  TOTAL LONG TERM INVESTMENTS (COST $635,144,783) ..............................................                 671,226,464
                                                                                                                ------------
  SHORT TERM INVESTMENTS 0.9%
  MUNICIPAL BONDS 0.9%
  MISSOURI 0.9%
b Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
      St. Louis University, Series A, MBIA Insured, Daily VRDN and Put, 3.64%, 10/01/35 ........    2,150,000      2,150,000
      Washington University, Series B, Daily VRDN and Put, 3.64%, 2/15/33 ......................      500,000        500,000
b Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    SSM Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 3.66%,
      6/01/19 ..................................................................................    3,825,000      3,825,000
                                                                                                                ------------
  TOTAL SHORT TERM INVESTMENTS (COST $6,475,000) ...............................................                   6,475,000
                                                                                                                ------------


                                                           Annual Report | 137

Franklin Tax-Free Trust

------------------------------------------------------------------------------
  FRANKLIN MISSOURI TAX-FREE INCOME FUND                            VALUE
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (COST $641,619,783) 99.2% ...........       $677,701,464
  OTHER ASSETS, LESS LIABILITIES 0.8% ...................          5,571,582
                                                                ------------
  NET ASSETS 100.0% .....................................       $683,273,046
                                                                ============

See Selected Portfolio Abbreviations on page 154.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


138 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  12.31       $  12.37       $  12.42       $  12.24       $  11.96
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.51           0.53           0.54           0.55           0.56

 Net realized and unrealized gains (losses) .......         0.08          (0.06)         (0.05)          0.18           0.28
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.59           0.47           0.49           0.73           0.84
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.52)         (0.53)         (0.54)         (0.55)         (0.56)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  12.38       $  12.31       $  12.37       $  12.42       $  12.24
                                                        ====================================================================

Total return c ....................................         4.89%          3.86%          4.11%          6.10%          7.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $626,783       $509,309       $428,204       $413,438       $418,196

Ratios to average net assets:

 Expenses .........................................         0.66%          0.66%          0.67%          0.67%          0.66%

 Net investment income ............................         4.15%          4.27%          4.42%          4.49%          4.65%

Portfolio turnover rate ...........................         9.79%          5.01%          8.15%          7.67%          7.69%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 139

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
CLASS C                                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  12.44       $  12.48       $  12.54       $  12.35       $  12.05
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.45           0.46           0.47           0.48           0.50

 Net realized and unrealized gains (losses) .......         0.07          (0.04)         (0.06)          0.19           0.30
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.52           0.42           0.41           0.67           0.80
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.45)         (0.46)         (0.47)         (0.48)         (0.50)
                                                        --------------------------------------------------------------------
Redemption fees ...................................         -- d           -- d           -- d             --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  12.51       $  12.44       $  12.48       $  12.54       $  12.35
                                                        ====================================================================

Total return c ....................................         4.26%          3.42%          3.41%          5.52%          6.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $117,566       $ 99,649       $ 83,343       $ 82,420       $ 76,400

Ratios to average net assets:

 Expenses .........................................         1.21%          1.21%          1.22%          1.25%          1.19%

 Net investment income ............................         3.60%          3.72%          3.87%          3.91%          4.12%

Portfolio turnover rate ...........................         9.79%          5.01%          8.15%          7.67%          7.69%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


140 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                           AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.5%
MUNICIPAL BONDS 97.5%
NORTH CAROLINA 80.9%
Appalachian State University Revenue,
   Refunding, MBIA Insured, 5.00%, 7/15/30 ....................................................     $ 2,000,000     $ 2,148,200
   Teachers College Utility System, Refunding, MBIA Insured, 5.00%, 5/15/24 ...................       3,000,000       3,097,770
Asheville Water System Revenue, FSA Insured, Pre-Refunded, 5.00%, 8/01/25 .....................       1,000,000       1,055,280
Broad River Water Authority Water System Revenue, MBIA Insured, Pre-Refunded, 5.375%,
  6/01/26 .....................................................................................       1,000,000       1,062,030
Brunswick County Enterprise System Revenue, Series A, FSA Insured, 5.00%,
   4/01/27 ....................................................................................       1,500,000       1,602,990
   4/01/28 ....................................................................................       1,750,000       1,863,470
Buncombe County COP, MBIA Insured, 5.00%, 4/01/22 .............................................       1,000,000       1,080,170
Buncombe County Metropolitan Sewer District Sewer System Revenue, FSA Insured,
  Pre-Refunded, 5.00%, 7/01/29 ................................................................       5,000,000       5,200,400
Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ...........       5,115,000       5,251,929
Charlotte Airport Revenue,
   Series A, MBIA Insured, 5.00%, 7/01/29 .....................................................       5,000,000       5,317,650
   Series A, MBIA Insured, 5.00%, 7/01/34 .....................................................      15,130,000      16,051,720
   Series B, MBIA Insured, 6.00%, 7/01/24 .....................................................       4,000,000       4,230,240
   Series B, MBIA Insured, 6.00%, 7/01/28 .....................................................       6,300,000       6,659,730
Charlotte COP,
   Convention Facility Project, Pre-Refunded, 5.625%, 12/01/25 ................................       7,230,000       7,790,180
   Governmental Facilities Projects, Series G, 5.00%, 6/01/28 .................................       3,000,000       3,153,870
   Transit Projects, Phase II, Series E, 5.00%, 6/01/35 .......................................      10,000,000      10,608,900
Charlotte GO, Series C, 5.00%, 7/01/27 ........................................................       2,010,000       2,132,087
Charlotte Storm Water Fee Revenue,
   5.00%, 6/01/35 .............................................................................       5,000,000       5,374,750
   Refunding, 5.00%, 6/01/25 ..................................................................       1,000,000       1,059,290
Charlotte Water and Sewer GO, Pre-Refunded, 5.00%, 2/01/21 ....................................       4,000,000       4,127,520
Charlotte Water and Sewer System Revenue,
   5.125%, 6/01/26 ............................................................................       6,000,000       6,364,200
   Pre-Refunded, 5.25%, 6/01/24 ...............................................................       3,000,000       3,133,080
   Pre-Refunded, 5.25%, 6/01/25 ...............................................................       3,950,000       4,180,048
Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas Healthcare
  System, Refunding, Series A,
   5.125%, 1/15/22 ............................................................................       8,000,000       8,203,360
   5.00%, 1/15/31 .............................................................................       5,000,000       5,205,200
Chatham County COP, AMBAC Insured, 5.00%, 6/01/34 .............................................       5,000,000       5,362,750
Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International
  Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 .....................................       1,450,000       1,493,645
Cumberland County COP, Civic Center Project, Refunding, AMBAC Insured, 5.00%,
  12/01/18 ....................................................................................       3,000,000       3,099,240
Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental
  Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ..........................................       5,000,000       5,388,350
Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
  Pre-Refunded, 5.25%, 10/01/29 ...............................................................       5,250,000       5,506,095


                                                           Annual Report | 141

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                           AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
Dare County COP,
   AMBAC Insured, 5.125%, 6/01/21 .............................................................     $   650,000     $   699,517
   AMBAC Insured, 5.00%, 6/01/23 ..............................................................       3,000,000       3,180,720
   AMBAC Insured, 5.00%, 6/01/29 ..............................................................       5,295,000       5,638,328
   FGIC Insured, 5.00%, 6/01/23 ...............................................................       2,655,000       2,857,019
Durham County Enterprise System Revenue, MBIA Insured, 5.00%, 6/01/23 .........................       1,670,000       1,778,383
Durham County GO, Public Improvement, 5.00%, 6/01/22 ..........................................       2,000,000       2,125,620
Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ............................................       1,250,000       1,291,688
Gastonia Combined Utilities System Revenue,
   FSA Insured, 5.00%, 5/01/25 ................................................................       1,000,000       1,046,070
   MBIA Insured, Pre-Refunded, 5.625%, 5/01/19 ................................................       1,000,000       1,068,160
Greensboro Enterprise System Revenue, Series A, Pre-Refunded, 5.125%,
   6/01/21 ....................................................................................         390,000         416,044
   6/01/22 ....................................................................................         350,000         373,373
Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ...........       1,320,000       1,324,422
Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
   5.45%, 11/01/33 ............................................................................       4,000,000       4,079,520
   Refunding, 6.45%, 11/01/29 .................................................................       3,900,000       4,124,718
Harnett County COP, FSA Insured, 5.125%, 12/01/23 .............................................       1,000,000       1,079,500
Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 ..........       1,000,000       1,057,200
High Point Combined Enterprise System Revenue, FGIC Insured, 5.00%, 11/01/31 ..................      11,000,000      11,778,580
Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 ...........................       3,000,000       3,121,080
New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 ...........       5,000,000       5,315,200
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
   Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33 ...............       3,000,000       3,153,630
   Meredith College, AMBAC Insured, 4.875%, 6/01/24 ...........................................       1,000,000       1,036,420
North Carolina Capital Facilities Finance Agency Revenue, Duke University Project,
   Refunding, Series A, 5.00%, 10/01/41 .......................................................      17,000,000      18,083,410
   Refunding, Series B, 4.75%, 7/01/42 ........................................................      10,000,000      10,381,600
   Series A, 5.00%, 10/01/39 ..................................................................       5,815,000       6,225,713
   Series A, Pre-Refunded, 5.25%, 7/01/42 .....................................................      10,000,000      10,805,100
North Carolina Eastern Municipal Power Agency Power System Revenue,
   Refunding, Series A, 6.50%, 1/01/18 ........................................................       3,000,000       3,603,600
   Refunding, Series A, 5.75%, 1/01/26 ........................................................      10,000,000      10,493,700
   Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21 .........................................      11,555,000      12,477,551
   Series D, 6.75%, 1/01/26 ...................................................................       5,000,000       5,438,650
North Carolina HFA, SFR, Series AA, 6.25%, 3/01/17 ............................................         245,000         246,742
North Carolina HFAR,
   MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ..........................       1,295,000       1,309,918
   MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 .....................................       1,890,000       1,898,127
   MF, Refunding, Series J, 5.45%, 7/01/17 ....................................................       1,840,000       1,884,436
   Refunding, Series F, 6.70%, 1/01/27 ........................................................       1,240,000       1,247,130
   SF, Refunding, Series DD, 6.20%, 9/01/27 ...................................................         825,000         829,818
   SF, Series JJ, 6.45%, 9/01/27 ..............................................................       1,380,000       1,404,122
   SFR, Series RR, 5.85%, 9/01/28 .............................................................       1,660,000       1,694,329
North Carolina Medical Care Commission Health Care Facilities Revenue,
   Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ..................       1,000,000       1,030,180
   Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ..................       5,500,000       5,644,705


142 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                           AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
North Carolina Medical Care Commission Health Care Facilities Revenue, (continued)
   Refunding, FGIC Insured, 5.00%, 1/01/33 ....................................................     $12,805,000     $13,621,703
   Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19 ........................         630,000         658,545
   Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29 ........................       1,220,000       1,274,131
   Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 ............................................       4,205,000       4,406,630
North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project,
  Series C, AMBAC Insured, 5.00%, 11/15/18 ....................................................       2,500,000       2,583,375
North Carolina Medical Care Commission Hospital Revenue,
   Annie Penn Memorial Hospital Project, ETM, 5.25%, 1/01/12 ..................................       1,655,000       1,706,851
   Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 ........................       1,920,000       2,096,410
   Halifax Regional Medical Center Project, 5.00%, 8/15/24 ....................................       1,800,000       1,740,960
   Mission-St. Joseph's Health System Project, MBIA Insured, Pre-Refunded, 5.125%,
    10/01/28 ..................................................................................       3,230,000       3,336,105
   Mission-St. Joseph's Health System Project, Refunding, MBIA Insured, 5.125%,
    10/01/28 ..................................................................................       1,770,000       1,819,631
   Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 ...................................       1,580,000       1,666,821
   Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ......................................       2,780,000       2,853,531
   Southeastern Regional Medical Center, 6.25%, 6/01/29 .......................................       4,000,000       4,225,760
   Southeastern Regional Medical Center, 5.375%, 6/01/32 ......................................       3,500,000       3,699,185
   Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ...................       1,090,000       1,112,803
   Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ........................      10,825,000      11,118,466
   Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ...............       5,000,000       5,059,200
North Carolina Medical Care Commission Revenue,
   Betsy Johnson Project, FSA Insured, 5.125%, 10/01/32 .......................................       4,500,000       4,755,285
   Chatham Hospital Project, MBIA Insured, 5.25%, 2/01/31 .....................................       6,450,000       7,081,713
   Chatham Hospital Project, MBIA Insured, 5.00%, 8/01/35 .....................................       5,000,000       5,337,950
   Morehead Memorial Hospital, FSA Insured, 5.00%, 11/01/26 ...................................       7,110,000       7,574,781
   Rowan Regional Medical Center, FSA Insured, 5.00%, 9/01/33 .................................      25,970,000      27,567,155
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A, MBIA Insured,
   5.25%, 1/01/19 .............................................................................       5,000,000       5,391,450
   5.00%, 1/01/20 .............................................................................       2,000,000       2,058,580
North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured, 5.00%,
  6/01/33 .....................................................................................       1,500,000       1,587,105
Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital
  Project, MBIA Insured, 5.00%,
   4/01/31 ....................................................................................       6,120,000       6,592,464
   10/01/34 ...................................................................................       6,000,000       6,448,380
Pasquotank County COP, MBIA Insured, 5.00%, 6/01/25 ...........................................       1,400,000       1,479,940
Piedmont Triad Airport Authority Airport Revenue, Series A, FSA Insured, Pre-Refunded, 6.00%,
  7/01/24 .....................................................................................       5,745,000       6,102,052
Pitt County COP,
   MBIA Insured, Pre-Refunded, 5.85%, 4/01/17 .................................................       5,055,000       5,163,885
   School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 ...........................       1,670,000       1,756,406
   School Facilities Project, Series B, AMBAC Insured, 5.00%, 4/01/29 .........................       2,500,000       2,662,100
   School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 ...........................       1,000,000       1,059,530
Raleigh Combined Enterprise System Revenue,
   5.00%, 3/01/31 .............................................................................      10,360,000      10,992,685
   Series A, 5.00%, 3/01/36 ...................................................................       6,000,000       6,435,240


                                                           Annual Report | 143

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                           AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29 ..........................     $ 6,070,000     $  6,469,224
Raleigh Durham Airport Authority Airport Revenue, Series A,
   AMBAC Insured, 5.00%, 5/01/30 ..............................................................      14,060,000       15,039,560
   FGIC Insured, 5.00%, 11/01/25 ..............................................................       6,480,000        6,790,586
   FGIC Insured, 5.00%, 11/01/31 ..............................................................       8,000,000        8,368,960
Randolph County COP, FSA Insured, Pre-Refunded, 5.75%, 6/01/22 ................................       5,500,000        5,802,610
Union County COP, AMBAC Insured, 5.00%, 6/01/30 ...............................................       5,000,000        5,358,800
University of North Carolina Ashville Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
  6/01/27 .....................................................................................       1,200,000        1,264,260
University of North Carolina at Wilmington COP, Student Housing Project, FGIC Insured, 5.00%,
   6/01/26 ....................................................................................       1,655,000        1,781,690
   6/01/27 ....................................................................................       1,740,000        1,871,805
   6/01/29 ....................................................................................       1,915,000        2,056,997
   6/01/37 ....................................................................................      11,350,000       12,164,476
University of North Carolina Greensboro Revenue,
   Housing and Dining System, Series G, MBIA Insured, Pre-Refunded, 6.00%, 4/01/26 ............       2,040,000        2,198,182
   Series A, FSA Insured, 5.00%, 4/01/26 ......................................................       4,940,000        5,205,871
University of North Carolina System Pool Revenue,
   AMBAC Insured, 5.00%, 4/01/29 ..............................................................       2,500,000        2,660,525
   Series A, AMBAC Insured, 5.00%, 4/01/27 ....................................................       1,430,000        1,506,591
   Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27 ......................................         670,000          715,567
   Series A, MBIA Insured, 5.00%, 10/01/33 ....................................................       3,500,000        3,778,880
University of North Carolina University Revenues,
   5.00%, 12/01/28 ............................................................................       1,000,000        1,060,930
   General, Refunding, Series A, 5.00%, 12/01/34 ..............................................      12,460,000       13,351,513
   Series A, 5.00%, 12/01/25 ..................................................................       4,000,000        4,200,440
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project,
  Refunding, 5.375%, 2/01/17 ..................................................................       8,000,000        8,507,040
Wilkes County COP,
   MBIA Insured, 5.00%, 6/01/31 ...............................................................       4,295,000        4,606,602
   MBIA Insured, 5.00%, 6/01/36 ...............................................................       6,085,000        6,487,827
   Public Improvements Project, FSA Insured, 5.375%, 12/01/20 .................................       1,000,000        1,074,270
Wilmington COP,
   AMBAC Insured, 5.00%, 9/01/29 ..............................................................       1,000,000        1,064,160
   Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32 .........................................       5,310,000        5,667,735
Wilmington Water and Sewer System Revenue, Refunding, FSA Insured, 5.00%, 6/01/34 .............       8,565,000        9,154,443
Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/20 ...................       2,500,000        2,666,950
                                                                                                                    ------------
                                                                                                                     601,951,469
                                                                                                                    ------------
U.S. TERRITORIES 16.6%
PUERTO RICO 16.1%
Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
  5.50%, 5/15/39 ..............................................................................       7,000,000        7,340,340
Puerto Rico Commonwealth GO, Public Improvement,
   FSA Insured, Pre-Refunded, 5.125%, 7/01/30 .................................................       4,805,000        5,099,595
   Refunding, FSA Insured, 5.125%, 7/01/30 ....................................................       3,445,000        3,627,998
   Series A, 5.375%, 7/01/28 ..................................................................       4,925,000        5,193,068

144 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                        AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico Commonwealth GO, Public Improvement, (continued)
      Series A, 5.125%, 7/01/31 ................................................................   $  3,265,000   $  3,386,980
      Series A, Pre-Refunded, 5.00%, 7/01/27 ...................................................      5,000,000      5,338,550
      Series A, Pre-Refunded, 5.375%, 7/01/28 ..................................................      2,405,000      2,576,332
      Series A, Pre-Refunded, 5.125%, 7/01/31 ..................................................      1,000,000      1,061,310
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .........................................      5,000,000      5,290,350
      Refunding, Series H, 5.00%, 7/01/35 ......................................................      4,280,000      4,560,811
      Series A, MBIA Insured, 5.00%, 7/01/38 ...................................................      2,000,000      2,045,940
      Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................................      5,000,000      5,428,650
      Series D, Pre-Refunded, 5.25%, 7/01/38 ...................................................      3,000,000      3,239,160
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 ...............................................      9,000,000      9,193,320
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
     AMBAC Insured, 5.00%, 7/01/31 .............................................................     23,000,000     24,885,540
  Puerto Rico Electric Power Authority Power Revenue,
      Series II, 5.25%, 7/01/31 ................................................................      6,000,000      6,398,640
      Series NN, MBIA Insured, 5.00%, 7/01/32 ..................................................      5,000,000      5,288,050
      Series RR, FGIC Insured, 5.00%, 7/01/35 ..................................................      3,000,000      3,212,610
      Series RR, XLCA Insured, 5.00%, 7/01/30 ..................................................      1,000,000      1,070,870
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 .....................................................      1,790,000      1,900,658
      Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................................      5,210,000      5,638,262
      Series I, 5.00%, 7/01/36 .................................................................      2,405,000      2,520,416
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     Pre-Refunded, 5.70%, 8/01/25 ..............................................................      5,000,000      5,288,450
                                                                                                                  ------------
                                                                                                                   119,585,900
                                                                                                                  ------------
  VIRGIN ISLANDS 0.5%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
      5.50%, 10/01/18 ..........................................................................      2,000,000      2,065,560
      5.625%, 10/01/25 .........................................................................      1,575,000      1,629,841
                                                                                                                  ------------
                                                                                                                     3,695,401
                                                                                                                  ------------
  TOTAL U.S. TERRITORIES .......................................................................                   123,281,301
                                                                                                                  ------------
  TOTAL LONG TERM INVESTMENTS (COST $690,750,520) ..............................................                   725,232,770
                                                                                                                  ------------
  SHORT TERM INVESTMENTS 1.2%
  MUNICIPAL BONDS 1.2%
  NORTH CAROLINA 1.2%
a Charlotte-Mecklenburg Hospital Authority Health Care System Revenue,
      Carolinas Health Care, Refunding, Series C, Daily VRDN and Put, 3.64%, 1/15/26 ...........        200,000        200,000
      Series B, Weekly VRDN and Put, 3.64%, 1/15/26 ............................................        500,000        500,000
a North Carolina Medical Care Commission Hospital Revenue,
      Angel Medical Center Inc. Project, Weekly VRDN and Put, 3.67%, 10/01/16 ..................      2,045,000      2,045,000
      Lexington Memorial Hospital Project, Refunding, Daily VRDN and Put, 3.60%, 4/01/10 .......      2,150,000      2,150,000


                                                           Annual Report | 145

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
  FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                       AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NORTH CAROLINA (CONTINUED)
a North Carolina State GO,
      Refunding, Series B, Weekly VRDN and Put, 3.47%, 6/01/19 .................................   $1,925,000   $  1,925,000
      Series G, Weekly VRDN and Put, 3.47%, 5/01/21 ............................................      100,000        100,000
a Wake County GO, Public Improvement, Series C, Weekly VRDN and Put, 3.64%, 4/01/19 ............    2,200,000      2,200,000
                                                                                                                ------------
                                                                                                                   9,120,000
                                                                                                                ------------
  U.S. TERRITORIES 0.0% b
  PUERTO RICO 0.0% b
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
     Weekly VRDN and Put, 3.34%, 12/01/15 ......................................................      100,000        100,000
                                                                                                                ------------
  TOTAL SHORT TERM INVESTMENTS (COST $9,220,000) ...............................................                   9,220,000
                                                                                                                ------------
  TOTAL INVESTMENTS (COST $699,970,520) 98.7% ..................................................                 734,452,770
  OTHER ASSETS, LESS LIABILITIES 1.3% ..........................................................                   9,895,801
                                                                                                                ------------
  NET ASSETS 100.0% ............................................................................                $744,348,571
                                                                                                                ============

See Selected Portfolio Abbreviations on page 154.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

b     Rounds to less than 0.1% of net assets.


146 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS A                                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................     $  11.85       $  11.91       $  11.94       $  11.64       $  11.52
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.50           0.51           0.52           0.52           0.54

 Net realized and unrealized gains (losses) .......         -- d          (0.06)         (0.04)          0.30           0.12
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.50           0.45           0.48           0.82           0.66
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.50)         (0.51)         (0.51)         (0.52)         (0.54)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  11.85       $  11.85       $  11.91       $  11.94       $  11.64
                                                        ====================================================================

Total return c ....................................         4.37%          3.88%          4.18%          7.20%          5.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $493,441       $473,956       $438,871       $441,916       $426,371

Ratios to average net assets:

 Expenses .........................................         0.66%          0.67%          0.67%          0.68%          0.68%

 Net investment income ............................         4.25%          4.27%          4.42%          4.44%          4.67%

Portfolio turnover rate ...........................         8.51%          5.80%          5.85%          7.01%         12.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 147

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS C                                                     2007           2006           2005         2004 e           2003
                                                        --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................     $  11.96       $  12.02       $  12.04       $  11.74       $  11.62
                                                        --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.44           0.45           0.46           0.45           0.48

 Net realized and unrealized gains (losses) .......         0.01          (0.06)         (0.03)          0.30           0.12
                                                        --------------------------------------------------------------------
Total from investment operations ..................         0.45           0.39           0.43           0.75           0.60
                                                        --------------------------------------------------------------------
Less distributions from net investment income .....        (0.44)         (0.45)         (0.45)         (0.45)         (0.48)
                                                        --------------------------------------------------------------------
Redemption fees ...................................           -- d           -- d           -- d           --             --
                                                        --------------------------------------------------------------------
Net asset value, end of year ......................     $  11.97       $  11.96       $  12.02       $  12.04       $  11.74
                                                        ====================================================================

Total return c ....................................         3.84%          3.27%          3.66%          6.54%          5.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................     $ 56,793       $ 51,461       $ 43,661       $ 43,009       $ 41,802

Ratios to average net assets:

 Expenses .........................................         1.20%          1.22%          1.22%          1.25%          1.21%

 Net investment income ............................         3.71%          3.72%          3.87%          3.87%          4.14%

Portfolio turnover rate ...........................         8.51%          5.80%          5.85%          7.01%         12.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


148 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

--------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
   FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 99.0%
   MUNICIPAL BONDS 99.0%
   VIRGINIA 78.4%
   Abingdon IDA Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%,
     7/01/28 ...................................................................................   $5,000,000   $5,168,500
   Alexandria IDA Educational Facilities Revenue, Episcopal High School, Pre-Refunded, 5.875%,
     1/01/29 ...................................................................................    2,500,000    2,621,825
   Arlington County GO, Public Improvement, Pre-Refunded, 5.00%, 2/01/22 .......................    2,060,000    2,184,754
 a Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
      6.30%, 12/01/25 ..........................................................................    2,000,000    2,073,700
      Series A, 6.55%, 12/01/25 ................................................................    5,000,000    5,215,800
   Bristol Utility System Revenue, ETM, 5.00%, 7/15/21 .........................................    1,245,000    1,344,824
   Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 ...........................    1,000,000    1,071,200
   Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
      7/15/19 ..................................................................................    3,250,000    3,418,350
      7/15/32 ..................................................................................    8,000,000    8,360,720
   Dinwiddie County IDA Lease Revenue, Refunding, Series B, MBIA Insured, 5.00%,
      2/15/30 ..................................................................................    1,410,000    1,497,364
      2/15/34 ..................................................................................    3,155,000    3,342,628
   Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 .....    8,000,000    8,379,040
   Fairfax County EDA Transportation Contract Revenue, Route 28 Project, MBIA Insured, 5.00%,
     4/01/33 ...................................................................................    2,000,000    2,128,420
   Fairfax County IDAR, Health Care, Inova Health System Project, Refunding, Series A, 5.00%,
      8/15/18 ..................................................................................    2,100,000    2,143,974
      8/15/25 ..................................................................................    5,000,000    5,087,850
   Fairfax County Redevelopment and Housing Authority MFHR,
      Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 ....................................    4,700,000    4,728,670
      Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 .....................    1,000,000    1,033,740
      Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 ....................    1,000,000    1,033,480
   Fairfax County Water Authority Water Revenue,
      Pre-Refunded, 5.00%, 4/01/27 .............................................................    2,830,000    3,006,705
      Refunding, 5.00%, 4/01/27 ................................................................   11,420,000   12,019,550
   Fredericksburg IDA Hospital Facilities Revenue, Medicorp Health System Obligation, Refunding,
     AMBAC Insured, 5.25%, 6/15/23 .............................................................   10,000,000   10,231,700
   Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement, Series B,
     FSA Insured, 5.00%,
      4/01/29 ..................................................................................    7,115,000    7,558,336
      4/01/35 ..................................................................................    6,000,000    6,377,640
   Gloucester County IDA Lease Revenue, Courthouse Project, MBIA Insured, Pre-Refunded,
     5.50%, 11/01/30 ...........................................................................    1,715,000    1,839,423
   Greater Richmond Convention Center Authority Hotel Tax Revenue,
      Convention Center Expansion Project, Pre-Refunded, 6.125%, 6/15/29 .......................    8,000,000    8,684,720
      Convention Center Expansion Project, Pre-Refunded, 6.25%, 6/15/32 ........................    8,175,000    8,906,009
      Refunding, MBIA Insured, 5.00%, 6/15/30 ..................................................    8,000,000    8,552,720
   Hampton Convention Center Revenue, Refunding, AMBAC Insured,
      5.25%, 1/15/23 ...........................................................................    3,000,000    3,219,990
      5.125%, 1/15/28 ..........................................................................    2,605,000    2,773,439
      5.00%, 1/15/35 ...........................................................................    8,600,000    9,063,368
   Hampton Redevelopment and Housing Authority Senior Living Assn. Revenue, Refunding,
     Series A, GNMA Secured, 6.00%, 1/20/26 ....................................................    1,060,000    1,095,881


                                                           Annual Report | 149

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
VIRGINIA (CONTINUED)
Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured,
  5.00%, 7/01/28 ..............................................................................     $10,000,000     $10,139,900
Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 .................................................       1,000,000       1,087,610
Harrisonburg IDAR, Facilities, Rockingham Memorial Hospital, AMBAC Insured, 5.00%,
  8/15/42 .....................................................................................       9,595,000      10,211,191
Isle Wight County IDA Environmental Improvement Revenue, International Paper Co. Project,
  Series A, 6.60%, 5/01/24 ....................................................................       2,000,000       2,149,900
Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 .............       4,155,000       4,368,442
King George County IDA Lease Revenue, FSA Insured, 5.00%, 3/01/32 .............................       3,595,000       3,825,799
Leesburg Utilities System Revenue, MBIA Insured, Pre-Refunded, 5.125%, 7/01/22 ................       3,000,000       3,074,070
Loudoun County IDA Hospital Revenue, Loudoun Hospital Center, Series A, Pre-Refunded,
  6.10%, 6/01/32 ..............................................................................       1,500,000       1,681,545
Lynchburg IDA Healthcare Facilities Revenue, Centra Health, Pre-Refunded, 5.20%,
  1/01/28 .....................................................................................       8,000,000       8,180,080
Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 ......       1,000,000       1,072,690
Middlesex County IDA Lease Revenue, School Facilities Project, MBIA Insured, Pre-Refunded,
   5.875%, 8/01/21 ............................................................................       1,420,000       1,519,812
   6.10%, 8/01/26 .............................................................................       1,725,000       1,855,117
Montgomery County IDA Lease Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.50%,
  1/15/22 .....................................................................................       1,000,000       1,075,460
Newport News EDA, EDR, Series A, 5.00%, 1/15/31 ...............................................       6,000,000       6,448,320
Newport News IDA Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured,
  6.25%, 8/01/36 ..............................................................................       2,950,000       3,063,575
Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A, GNMA
  Secured, 5.85%, 12/20/30 ....................................................................       4,060,000       4,180,541
Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ....................       1,440,000       1,494,950
Norfolk GO, Capital Improvements, Series B, FSA Insured, Pre-Refunded, 5.00%, 7/01/22 .........       1,720,000       1,832,161
Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, Pre-Refunded,
  5.25%, 8/15/26 ..............................................................................       3,000,000       3,081,240
Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 ..........................................       5,000,000       5,053,700
Northwestern Regional Jail Authority Jail Facilities Revenue, MBIA Insured, 5.00%,
  7/01/33 .....................................................................................       4,350,000       4,671,030
Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, 5.00%,
  2/01/34 .....................................................................................       1,000,000       1,054,630
Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
  Refunding, FHA Insured, 8.70%, 8/01/23 ......................................................          50,000          57,406
Port Authority Commonwealth Port Fidelity Revenue, MBIA Insured, 4.75%, 7/01/28 ...............       1,500,000       1,557,690
Powhatan Co. EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%,
  7/15/33 .....................................................................................       1,000,000       1,073,830
Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1, AMBAC
  Insured, 6.00%, 12/01/33 ....................................................................       2,080,000       2,173,725
Prince William County Service Authority Water and Sewer System Revenue,
   FGIC Insured, 5.50%, 7/01/29 ...............................................................       5,000,000       5,255,600
   Refunding, 5.00%, 7/01/32 ..................................................................       7,045,000       7,539,136
Richmond GO, FGIC Insured, 5.00%, 7/15/19 .....................................................       3,690,000       3,912,839
Richmond IDA Student Housing Revenue, University Real Estate Foundation, 5.55%,
  1/01/31 .....................................................................................       4,400,000       4,757,324


150 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
VIRGINIA (CONTINUED)
Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%,
  8/01/22 .....................................................................................     $ 2,000,000     $ 2,094,800
Richmond Public Utility Revenue,
   FSA Insured, 5.00%, 1/15/35 ................................................................       3,500,000       3,741,220
   Refunding, FSA Insured, 5.00%, 1/15/33 .....................................................       8,500,000       8,894,655
Spotsylvania County Water and Sewer System Revenue, MBIA Insured, Pre-Refunded,
   5.25%, 6/01/22 .............................................................................       2,500,000       2,559,350
   5.40%, 6/01/27 .............................................................................       6,800,000       6,963,880
Stafford County and Staunton IDAR, Virginia Municipal League Assn. Counties Program,
   Series A, MBIA Insured, 5.25%, 8/01/31 .....................................................       5,000,000       5,539,500
   Series C, MBIA Insured, 5.00%, 8/01/35 .....................................................       8,925,000       9,517,084
Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligation,
  5.25%, 6/15/37 ..............................................................................       5,000,000       5,328,400
University of Virginia Revenue,
   General, 5.00%, 6/01/37 ....................................................................      15,000,000      16,054,050
   Series A, 5.00%, 6/01/33 ...................................................................      14,000,000      14,797,020
Virginia Beach Water and Sewer Revenue,
   Pre-Refunded, 5.25%, 8/01/21 ...............................................................       1,865,000       1,961,514
   System, Refunding, 5.00%, 10/01/30 .........................................................       3,300,000       3,529,977
Virginia College Building Authority Educational Facilities Revenue,
   21st Century College Program, Pre-Refunded, 5.00%, 2/01/21 .................................       1,000,000       1,046,710
   Hampton University Project, Pre-Refunded, 6.00%, 4/01/20 ...................................       1,500,000       1,615,395
   Regent University Project, MBIA Insured, Pre-Refunded, 5.125%, 10/01/21 ....................       5,000,000       5,312,200
   Regent University Project, MBIA Insured, Pre-Refunded, 5.125%, 10/01/31 ....................       4,050,000       4,302,882
Virginia Commonwealth Transportation Board Transportation Revenue,
   Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27 ..............       8,920,000       9,376,882
   U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded, 5.00%, 5/15/24 .........       2,000,000       2,105,620
   U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded, 5.00%, 5/15/26 .........      10,000,000      10,528,100
Virginia State HDA, MFHR,
   Series C, 5.30%, 11/01/16 ..................................................................       1,000,000       1,037,990
   Series H, 5.55%, 5/01/15 ...................................................................       1,000,000       1,033,160
Virginia State HDA Rental Housing Revenue,
   Series J, 5.80%, 2/01/19 ...................................................................       2,000,000       2,071,080
   Series L, 5.75%, 2/01/15 ...................................................................       1,000,000       1,042,770
Virginia State Public School Authority GO, School Financing,
   Series A, 5.00%, 8/01/20 ...................................................................       3,000,000       3,182,640
   Series A, 5.00%, 8/01/21 ...................................................................       4,000,000       4,238,480
   Series C, 5.00%, 8/01/22 ...................................................................       2,000,000       2,117,560
   Series C, 5.00%, 8/01/26 ...................................................................      10,925,000      11,553,515
Virginia State Resources Authority Airports Revenue, Revolving Fund, Series A, 5.00%,
  8/01/27 .....................................................................................       3,000,000       3,109,560
Virginia State Resources Authority Infrastructure Revenue,
   Senior Series A, 5.00%, 11/01/31 ...........................................................       5,000,000       5,422,000
   Senior Series A, 5.00%, 11/01/36 ...........................................................       4,915,000       5,313,410
   Virginia Pooled Financing Program, Refunding, Senior Series C, 5.00%, 11/01/36 .............       7,315,000       7,907,954
   Virginia Pooled Financing Program, Senior Series, 5.00%, 11/01/33 ..........................       5,000,000       5,301,350


                                                           Annual Report | 151

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
VIRGINIA (CONTINUED)
Virginia State Resources Authority Water and Sewer System Revenue,
   Pooled Loan Program, Mandatory Put 11/01/07, Series A, ETM, 7.45%, 11/01/16 ................     $    10,000     $     10,058
   Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ......................................       1,610,000        1,652,311
   Tuckahoe Service District Project, 5.00%, 11/01/35 .........................................       2,000,000        2,114,140
Winchester IDA Hospital Revenue, Valley Health System Obligated, 5.25%, 1/01/37 ...............       5,000,000        5,427,050
York County Sewer Revenue, Pre-Refunded, 5.875%,
   6/01/24 ....................................................................................         500,000          528,840
   6/01/29 ....................................................................................       1,500,000        1,586,520
                                                                                                                    ------------
                                                                                                                     431,533,260
                                                                                                                    ------------
U.S. TERRITORIES 20.6%
DISTRICT OF COLUMBIA 6.0%
Metropolitan Washington D.C. Airports Authority Airport System Revenue,
   Refunding, Series A, FGIC Insured, 5.00%, 10/01/25 .........................................       1,000,000        1,050,190
   Refunding, Series A, FSA Insured, 5.00%, 10/01/32 ..........................................      10,000,000       10,608,700
   Series B, FGIC Insured, Pre-Refunded, 5.25%, 10/01/32 ......................................       6,655,000        7,190,794
Metropolitan Washington D.C. Airports Authority General Airport Revenue,
   Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 .........................................       5,000,000        5,156,150
   Series A, Pre-Refunded, 5.375%, 10/01/23 ...................................................       3,000,000        3,060,060
   Series B, 5.75%, 10/01/20 ..................................................................       6,000,000        6,127,560
                                                                                                                    ------------
                                                                                                                      33,193,454
                                                                                                                    ------------
PUERTO RICO 14.0%
Puerto Rico Commonwealth GO, Public Improvement, Series A,
   5.00%, 7/01/29 .............................................................................       8,000,000        8,404,480
   5.125%, 7/01/31 ............................................................................       3,315,000        3,438,849
   5.00%, 7/01/33 .............................................................................       2,000,000        2,086,780
   FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 .................................................      15,000,000       16,015,650
   Pre-Refunded, 5.125%, 7/01/31 ..............................................................       1,685,000        1,788,307
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
  Pre-Refunded, 5.50%, 7/01/36 ................................................................       4,500,000        5,118,255
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Series D, Pre-Refunded, 5.375%, 7/01/36 ....................................................       5,000,000        5,428,650
   Series D, Pre-Refunded, 5.25%, 7/01/38 .....................................................       3,000,000        3,239,160
   Series G, 5.00%, 7/01/33 ...................................................................       5,000,000        5,330,950
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
  AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 .................................................       4,000,000        4,085,920
Puerto Rico Electric Power Authority Power Revenue,
   Series HH, FSA Insured, 5.25%, 7/01/29 .....................................................       5,910,000        6,270,687
   Series RR, FGIC Insured, 5.00%, 7/01/35 ....................................................       5,000,000        5,354,350
   Series RR, XLCA Insured, 5.00%, 7/01/30 ....................................................       1,000,000        1,070,870
Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%,
  12/01/26 ....................................................................................          20,000           20,195
Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ...........       2,580,000        2,717,024


152 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                 AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 .....................................................   $  1,315,000    $  1,396,293
      Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................................      3,685,000       3,987,907
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     Pre-Refunded, 5.70%, 8/01/25 ..............................................................      1,000,000       1,057,690
                                                                                                                   ------------
                                                                                                                     76,812,017
                                                                                                                   ------------
  VIRGIN ISLANDS 0.6%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/15 .................................................................................      1,500,000       1,550,325
      10/01/18 .................................................................................      1,500,000       1,549,170
                                                                                                                   ------------
                                                                                                                      3,099,495
                                                                                                                   ------------
  TOTAL U.S. TERRITORIES .......................................................................                    113,104,966
                                                                                                                   ------------
  TOTAL LONG TERM INVESTMENTS (COST $518,039,780) ..............................................                    544,638,226
                                                                                                                   ------------
  SHORT TERM INVESTMENTS 0.2%
  MUNICIPAL BONDS 0.2%
  VIRGINIA 0.1%
b Lexington IDA Educational Facilities Revenue, VMI Development Board Inc. Project, Refunding,
     Daily VRDN and Put, 3.60%, 12/01/36 .......................................................        100,000         100,000
b Roanoke IDA Hospital Revenue, Carilion Health System, Refunding, Series C-2, FSA Insured,
     Daily VRDN and Put, 3.60%, 7/01/27 ........................................................        600,000         600,000
                                                                                                                   ------------
                                                                                                                        700,000
                                                                                                                   ------------
  U.S. TERRITORIES 0.1%
  PUERTO RICO 0.1%
b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
     Weekly VRDN and Put, 3.34%, 12/01/15 ......................................................        200,000         200,000
b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.42%, 7/01/28 ..............................        200,000         200,000
                                                                                                                   ------------
  TOTAL U.S. TERRITORIES .......................................................................                        400,000
                                                                                                                   ------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,100,000) ...............................................                      1,100,000
                                                                                                                   ------------
  TOTAL INVESTMENTS (COST $519,139,780) 99.2% ..................................................                    545,738,226
  OTHER ASSETS, LESS LIABILITIES 0.8% ..........................................................                      4,496,424
                                                                                                                   ------------
  NET ASSETS 100.0% ............................................................................                   $550,234,650
                                                                                                                   ============

See Selected Portfolio Abbreviations on page 154.

a     See Note 7 regarding other considerations.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 153

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

SELECTED PORTFOLIO ABBREVIATIONS

ACES   - Adjustable Convertible Exempt Security
AMBAC  - American Municipal Bond Assurance Corp.
CDA    - Community Development Authority/Agency
CDD    - Community Development District
CDR    - Community Development Revenue
CIFG   - CDC IXIS Financial Guaranty
COP    - Certificate of Participation
CRDA   - Community Redevelopment Authority/Agency
EDA    - Economic Development Authority
EDC    - Economic Development Corp.
EDR    - Economic Development Revenue
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Co.
FHA    - Federal Housing Authority/Agency
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assurance Inc.
GNMA   - Government National Mortgage Association
GO     - General Obligation
HDA    - Housing Development Authority/Agency
HDC    - Housing Development Corp.
HFA    - Housing Finance Authority/Agency
HFAR   - Housing Finance Authority Revenue
HFC    - Housing Finance Corp.
IDA    -  Industrial Development Authority/Agency
IDAR   -  Industrial Development Authority Revenue
IDB    -  Industrial Development Bond/Board
IDR    -  Industrial Development Revenue
ISD    -  Independent School District
MBIA   -  Municipal Bond Investors Assurance Corp.
MF     -  Multi-Family
MFH    -  Multi-Family Housing
MFHR   -  Multi-Family Housing Revenue
MFMR   -  Multi-Family Mortgage Revenue
MFR    -  Multi-Family Revenue
PBA    -  Public Building Authority
PCFA   -  Pollution Control Financing Authority
PCR    -  Pollution Control Revenue
PFAR   -  Public Financing Authority Revenue
SF     -  Single Family
SFHR   -  Single Family Housing Revenue
SFM    -  Single Family Mortgage
SFMR   -  Single Family Mortgage Revenue
SFR    -  Single Family Revenue
VHA    -  Volunteer Hospital of America
XLCA   -  XL Capital Assurance


154 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2007

                                                          -----------------------------------------------------
                                                             FRANKLIN           FRANKLIN           FRANKLIN
                                                              ALABAMA            FLORIDA            GEORGIA
                                                             TAX-FREE           TAX-FREE           TAX-FREE
                                                            INCOME FUND        INCOME FUND        INCOME FUND
                                                          -----------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................   $   273,280,184    $ 1,540,255,422    $   253,712,678
                                                          =====================================================
  Value ...............................................   $   286,825,264    $ 1,653,414,763    $   269,059,401
 Cash .................................................            77,394            147,341             74,327
 Receivables:
  Capital shares sold .................................           201,548          1,356,180          1,108,186
  Interest ............................................         3,828,177         23,588,681          3,182,457
                                                          -----------------------------------------------------
        Total assets ..................................       290,932,383      1,678,506,965        273,424,371
                                                          -----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................         7,485,099                 --                 --
  Capital shares redeemed .............................           625,132          3,202,309          1,257,398
  Affiliates ..........................................           169,401            879,549            169,305
  Distributions to shareholders .......................           241,608          1,595,021            263,424
 Accrued expenses and other liabilities ...............            45,341            160,416             44,665
                                                          -----------------------------------------------------
        Total liabilities .............................         8,566,581          5,837,295          1,734,792
                                                          -----------------------------------------------------
          Net assets, at value ........................   $   282,365,802    $ 1,672,669,670    $   271,689,579
                                                          =====================================================
Net assets consist of:
 Paid-in capital ......................................   $   277,560,333    $ 1,559,436,990    $   260,218,574
 Distributions in excess of net investment income .....          (124,722)          (971,324)           (41,320)
 Net unrealized appreciation (depreciation) ...........        13,545,080        113,159,341         15,346,723
 Accumulated net realized gain (loss) .................        (8,614,889)         1,044,663         (3,834,398)
                                                          -----------------------------------------------------
          Net assets, at value ........................   $   282,365,802    $ 1,672,669,670    $   271,689,579
                                                          =====================================================
CLASS A:
 Net assets, at value .................................   $   244,271,505    $ 1,476,476,877    $   220,989,081
                                                          =====================================================
 Shares outstanding ...................................        21,227,666        123,708,817         18,120,495
                                                          =====================================================
 Net asset value per share a ..........................   $         11.51    $         11.94    $         12.20
                                                          =====================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) .................................   $         12.02    $         12.47    $         12.74
                                                          =====================================================
CLASS B:
 Net assets, at value .................................                --    $    59,481,048                 --
                                                          =====================================================
 Shares outstanding ...................................                --          4,947,828                 --
                                                          =====================================================
 Net asset value and maximum offering price per share a                --    $         12.02                 --
                                                          =====================================================
CLASS C:
 Net assets, at value .................................   $    38,094,297    $   136,711,745    $    50,700,498
                                                          =====================================================
 Shares outstanding ...................................         3,283,062         11,307,398          4,118,716
                                                          =====================================================
 Net asset value and maximum offering price per share a   $         11.60    $         12.09    $         12.31
                                                          =====================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 155

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007

                                                         ----------------------------------------------------------
                                                              FRANKLIN            FRANKLIN            FRANKLIN
                                                         KENTUCKY TAX-FREE   LOUISIANA TAX-FREE   MARYLAND TAX-FREE
                                                             INCOME FUND         INCOME FUND         INCOME FUND
                                                         ----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................    $   140,702,385     $   235,531,691     $   455,000,074
                                                           =======================================================
  Value ...............................................    $   147,424,742     $   246,635,997     $   477,204,658
 Cash .................................................             29,100              41,096              89,363
 Receivables:
  Capital shares sold .................................            525,552             630,915           1,348,160
  Interest ............................................          1,751,079           3,313,373           5,580,583
                                                           -------------------------------------------------------
        Total assets ..................................        149,730,473         250,621,381         484,222,764
                                                           -------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................          1,037,680                  --                  --
  Capital shares redeemed .............................            235,751             258,028             633,180
  Affiliates ..........................................             74,437             149,106             281,107
  Distributions to shareholders .......................            125,375             218,200             418,429
 Accrued expenses and other liabilities ...............             32,820              41,590              63,086
                                                           -------------------------------------------------------
        Total liabilities .............................          1,506,063             666,924           1,395,802
                                                           -------------------------------------------------------
          Net assets, at value ........................    $   148,224,410     $   249,954,457     $   482,826,962
                                                           =======================================================
Net assets consist of:
 Paid-in capital ......................................    $   143,815,722     $   240,931,391     $   461,811,240
 Distributions in excess of net investment income .....            (63,594)           (105,720)           (218,350)
 Net unrealized appreciation (depreciation) ...........          6,722,357          11,104,306          22,204,584
 Accumulated net realized gain (loss) .................         (2,250,075)         (1,975,520)           (970,512)
                                                           -------------------------------------------------------
          Net assets, at value ........................    $   148,224,410     $   249,954,457     $   482,826,962
                                                           =======================================================
CLASS A:
 Net assets, at value .................................    $   148,224,410     $   220,926,527     $   410,890,041
                                                           =======================================================
 Shares outstanding ...................................         12,962,167          19,021,559          34,707,039
                                                           =======================================================
 Net asset value per share a ..........................    $         11.44     $         11.61     $         11.84
                                                           =======================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) .................................    $         11.95     $         12.13     $         12.37
                                                           =======================================================
CLASS C:
 Net assets, at value .................................                 --     $    29,027,930     $    71,936,921
                                                           =======================================================
 Shares outstanding ...................................                 --           2,474,460           6,001,967
                                                           =======================================================
 Net asset value and maximum offering price per share a                 --     $         11.73     $         11.99
                                                           =======================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


156 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007

                                                           -----------------------------------------------------------
                                                                                    FRANKLIN
                                                               FRANKLIN          NORTH CAROLINA          FRANKLIN
                                                           MISSOURI TAX-FREE        TAX-FREE         VIRGINIA TAX-FREE
                                                              INCOME FUND          INCOME FUND          INCOME FUND
                                                           -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................     $   641,619,783      $   699,970,520      $   519,139,780
                                                            =========================================================
  Value ...............................................     $   677,701,464      $   734,452,770      $   545,738,226
 Cash .................................................              53,157               31,420               80,655
 Receivables:
  Capital shares sold .................................           1,570,641            2,203,933              702,022
  Interest ............................................           8,933,824            9,479,515            6,031,956
                                                            ---------------------------------------------------------
        Total assets ..................................         688,259,086          746,167,638          552,552,859
                                                            ---------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................           2,500,990                   --                   --
  Capital shares redeemed .............................           1,430,700              681,717            1,452,395
  Affiliates ..........................................             370,151              421,411              303,169
  Distributions to shareholders .......................             603,035              632,971              494,414
 Accrued expenses and other liabilities ...............              81,164               82,968               68,231
                                                            ---------------------------------------------------------
        Total liabilities .............................           4,986,040            1,819,067            2,318,209
                                                            ---------------------------------------------------------
          Net assets, at value ........................     $   683,273,046      $   744,348,571      $   550,234,650
                                                            =========================================================
Net assets consist of:
 Paid-in capital ......................................     $   651,846,555      $   712,855,151      $   528,116,071
 Distributions in excess of net investment income .....            (340,416)            (488,419)            (313,492)
 Net unrealized appreciation (depreciation) ...........          36,081,681           34,482,250           26,598,446
 Accumulated net realized gain (loss) .................          (4,314,774)          (2,500,411)          (4,166,375)
                                                            ---------------------------------------------------------
          Net assets, at value ........................     $   683,273,046      $   744,348,571      $   550,234,650
                                                            =========================================================
CLASS A:
 Net assets, at value .................................     $   613,124,676      $   626,782,930      $   493,441,495
                                                            =========================================================
 Shares outstanding ...................................          49,565,689           50,619,859           41,641,458
                                                            =========================================================
 Net asset value per share a ..........................     $         12.37      $         12.38      $         11.85
                                                            =========================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) .................................     $         12.92      $         12.93      $         12.38
                                                            =========================================================
CLASS C:
 Net assets, at value .................................     $    70,148,370      $   117,565,641      $    56,793,155
                                                            =========================================================
 Shares outstanding ...................................           5,636,203            9,397,768            4,743,854
                                                            =========================================================
 Net asset value and maximum offering price per share a     $         12.45      $         12.51      $         11.97
                                                            =========================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 157

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2007

                                                                       ---------------------------------------------------------
                                                                           FRANKLIN            FRANKLIN            FRANKLIN
                                                                       ALABAMA TAX-FREE    FLORIDA TAX-FREE    GEORGIA TAX-FREE
                                                                          INCOME FUND         INCOME FUND         INCOME FUND
                                                                       ---------------------------------------------------------
Investment income:
 Interest ..........................................................    $    13,586,633     $    87,800,634     $    12,628,387
                                                                        -------------------------------------------------------
Expenses:
 Management fees (Note 3a) .........................................          1,491,234           7,949,255           1,425,197
 Distribution fees: (Note 3c)
  Class A ..........................................................            238,142           1,506,139             212,850
  Class B ..........................................................                 --             411,045                  --
  Class C ..........................................................            238,876             918,050             303,350
 Transfer agent fees (Note 3e) .....................................            106,344             521,579             113,635
 Custodian fees ....................................................              4,087              25,611               4,009
 Reports to shareholders ...........................................             17,828             106,694              20,699
 Registration and filing fees ......................................              9,021              26,364              11,306
 Professional fees .................................................             21,596              62,159              22,207
 Trustees' fees and expenses .......................................              1,671              11,979               2,144
 Other .............................................................             31,942              99,562              30,884
                                                                        -------------------------------------------------------
        Total expenses .............................................          2,160,741          11,638,437           2,146,281
                                                                        -------------------------------------------------------
          Net investment income ....................................         11,425,892          76,162,197          10,482,106
                                                                        -------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................            593,990           3,755,199            (102,207)
 Net change in unrealized appreciation (depreciation) on investments           (166,203)         (2,441,202)          1,679,433
                                                                        -------------------------------------------------------
Net realized and unrealized gain (loss) ............................            427,787           1,313,997           1,577,226
                                                                        -------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ....    $    11,853,679     $    77,476,194     $    12,059,332
                                                                        =======================================================


158 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2007

                                                                      ----------------------------------------------------------
                                                                           FRANKLIN            FRANKLIN           FRANKLIN
                                                                      KENTUCKY TAX-FREE   LOUISIANA TAX-FREE  MARYLAND TAX-FREE
                                                                          INCOME FUND         INCOME FUND        INCOME FUND
                                                                      ----------------------------------------------------------
Investment income:
 Interest ..........................................................    $     6,518,452     $    11,168,532    $    22,250,765
                                                                        ------------------------------------------------------
Expenses:
 Management fees (Note 3a) .........................................            813,571           1,264,369          2,307,009
 Distribution fees: (Note 3c)
  Class A ..........................................................            136,669             201,323            388,846
  Class C ..........................................................                 --             159,959            426,252
 Transfer agent fees (Note 3e) .....................................             46,007              85,232            206,514
 Custodian fees ....................................................              2,093               3,312              6,914
 Reports to shareholders ...........................................             11,419              10,199             44,725
 Registration and filing fees ......................................              3,135               2,490             11,794
 Professional fees .................................................             23,014              23,252             28,693
 Trustees' fees and expenses .......................................              1,135                 994              3,540
 Other .............................................................             20,611              27,293             35,967
                                                                        ------------------------------------------------------
        Total expenses .............................................          1,057,654           1,778,423          3,460,254
        Expenses waived/paid by affiliates (Note 3f) ...............            (33,024)                 --                 --
                                                                        ------------------------------------------------------
          Net expenses .............................................          1,024,630           1,778,423          3,460,254
                                                                        ------------------------------------------------------
           Net investment income ...................................          5,493,822           9,390,109         18,790,511
                                                                        ------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................             52,844             283,687            477,762
 Net change in unrealized appreciation (depreciation) on investments            681,029           1,793,047          2,716,640
                                                                        ------------------------------------------------------
Net realized and unrealized gain (loss) ............................            733,873           2,076,734          3,194,402
                                                                        ------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ....    $     6,227,695     $    11,466,843    $    21,984,913
                                                                        ======================================================

                                                            Annual Report |
The accompanying notes are an integral part of these financial statements. | 159

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2007

                                                                       --------------------------------------------------------
                                                                                               FRANKLIN
                                                                           FRANKLIN         NORTH CAROLINA        FRANKLIN
                                                                       MISSOURI TAX-FREE       TAX-FREE       VIRGINIA TAX-FREE
                                                                          INCOME FUND         INCOME FUND        INCOME FUND
                                                                       --------------------------------------------------------
Investment income:
 Interest ..........................................................    $    31,831,721     $    32,313,061    $    26,283,757
                                                                        ------------------------------------------------------
Expenses:
 Management fees (Note 3a) .........................................          3,185,733           3,301,870          2,665,367
 Distribution fees: (Note 3c)
  Class A ..........................................................            581,293             563,242            481,487
  Class C ..........................................................            439,651             701,135            347,087
 Transfer agent fees (Note 3e) .....................................            274,753             290,418            222,347
 Custodian fees ....................................................              9,680              10,156              8,009
 Reports to shareholders ...........................................             45,789              58,079             38,892
 Registration and filing fees ......................................             11,790              17,122             11,933
 Professional fees .................................................             31,658              33,068             27,602
 Trustees' fees and expenses .......................................              5,581               5,303              3,511
 Other .............................................................             51,136              52,878             44,580
                                                                        ------------------------------------------------------
        Total expenses .............................................          4,637,064           5,033,271          3,850,815
                                                                        ------------------------------------------------------
          Net investment income ....................................         27,194,657          27,279,790         22,432,942
                                                                        ------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................             87,961            (137,092)         1,539,558
 Net change in unrealized appreciation (depreciation) on investments          3,292,249           5,275,946           (937,465)
                                                                        ------------------------------------------------------
Net realized and unrealized gain (loss) ............................          3,380,210           5,138,854            602,093
                                                                        ------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ....    $    30,574,867     $    32,418,644    $    23,035,035
                                                                        ======================================================

160 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                  ----------------------------------------------------------------------
                                                         FRANKLIN ALABAMA                       FRANKLIN FLORIDA
                                                       TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                  ----------------------------------------------------------------------
                                                      YEAR ENDED FEBRUARY 28,                YEAR ENDED FEBRUARY 28,
                                                      2007              2006                2007                2006
                                                  ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................    $  11,425,892     $  11,241,771     $    76,162,197     $    76,159,210
  Net realized gain (loss) from investments ..          593,990           831,456           3,755,199           3,143,993
  Net change in unrealized appreciation
    (depreciation) on investments ............         (166,203)       (3,486,537)         (2,441,202)        (13,295,729)
                                                  -----------------------------------------------------------------------
         Net increase (decrease) in net assets
             resulting from operations .......       11,853,679         8,586,690          77,476,194          66,007,474
                                                  -----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..................................      (10,084,627)      (10,018,613)        (68,431,902)        (68,636,133)
    Class B ..................................               --                --          (2,517,336)         (2,856,295)
    Class C ..................................       (1,347,737)       (1,257,447)         (5,623,163)         (5,244,494)
                                                  -----------------------------------------------------------------------
 Total distributions to shareholders .........      (11,432,364)      (11,276,060)        (76,572,401)        (76,736,922)
                                                  -----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ..................................        6,082,311        14,953,321         (58,115,718)         54,424,967
    Class B ..................................               --                --          (8,617,307)         (5,750,500)
    Class C ..................................        2,376,152         4,261,604          (4,005,040)         16,316,566
                                                  -----------------------------------------------------------------------
 Total capital share transactions ............        8,458,463        19,214,925         (70,738,065)         64,991,033
                                                  -----------------------------------------------------------------------
 Redemption fees .............................               21               125               2,221                 509
                                                  -----------------------------------------------------------------------
         Net increase (decrease) in net assets        8,879,799        16,525,680         (69,832,051)         54,262,094
Net assets:
 Beginning of year ...........................      273,486,003       256,960,323       1,742,501,721       1,688,239,627
                                                  -----------------------------------------------------------------------
 End of year .................................    $ 282,365,802     $ 273,486,003     $ 1,672,669,670     $ 1,742,501,721
                                                  =======================================================================
Distributions in excess of net investment
 income included in net assets:
  End of year ................................    $    (124,722)    $    (111,491)    $      (971,324)    $      (544,144)
                                                  =======================================================================

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 161

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  -----------------------------------------------------------------------
                                                          FRANKLIN GEORGIA                      FRANKLIN KENTUCKY
                                                        TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                  -----------------------------------------------------------------------
                                                       YEAR ENDED FEBRUARY 28,                YEAR ENDED FEBRUARY 28,
                                                       2007              2006                2007                2006
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................    $  10,482,106     $   9,331,831     $     5,493,822     $     4,877,173
  Net realized gain (loss) from investments ..         (102,207)         (120,456)             52,844             (83,562)
  Net change in unrealized appreciation
    (depreciation) on investments ............        1,679,433          (569,286)            681,029            (120,031)
                                                  -----------------------------------------------------------------------
        Net increase (decrease) in net assets
            resulting from operations ........       12,059,332         8,642,089           6,227,695           4,673,580
                                                  -----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..................................       (8,735,103)       (7,842,974)         (5,512,105)         (4,888,713)
    Class C ..................................       (1,646,821)       (1,443,513)                 --                  --
                                                  -----------------------------------------------------------------------
 Total distributions to shareholders .........      (10,381,924)       (9,286,487)         (5,512,105)         (4,888,713)
                                                  -----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ..................................       13,776,324        36,009,317          19,255,076          15,527,992
    Class C ..................................        6,377,834         7,067,599                  --                  --
                                                  -----------------------------------------------------------------------
 Total capital share transactions ............       20,154,158        43,076,916          19,255,076          15,527,992
                                                  -----------------------------------------------------------------------
 Redemption fees .............................                3             1,504                  57                   7
                                                  -----------------------------------------------------------------------
        Net increase (decrease) in net assets        21,831,569        42,434,022          19,970,723          15,312,866
Net assets:
 Beginning of year ...........................      249,858,010       207,423,988         128,253,687         112,940,821
                                                  -----------------------------------------------------------------------
 End of year .................................    $ 271,689,579     $ 249,858,010     $   148,224,410     $   128,253,687
                                                  =======================================================================
Distributions in excess of net investment
 income included in net assets:
  End of year ................................    $     (41,320)    $    (141,506)    $       (63,594)    $       (44,879)
                                                  =======================================================================


162 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  -----------------------------------------------------------------------
                                                        FRANKLIN LOUISIANA                      FRANKLIN MARYLAND
                                                       TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                  -----------------------------------------------------------------------
                                                      YEAR ENDED FEBRUARY 28,                YEAR ENDED FEBRUARY 28,
                                                       2007              2006               2007                2006
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................    $   9,390,109     $   9,065,753     $    18,790,511     $    17,008,519
  Net realized gain (loss) from investments ..          283,687           (57,294)            477,762             234,851
  Net change in unrealized appreciation
    (depreciation) on investments ............        1,793,047        (2,909,233)          2,716,640          (1,101,671)
                                                  -----------------------------------------------------------------------
         Net increase (decrease) in net assets
             resulting from operations .......       11,466,843         6,099,226          21,984,913          16,141,699
                                                  -----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..................................       (8,522,083)       (8,322,538)        (16,526,786)        (14,965,428)
    Class C ..................................         (896,730)         (806,001)         (2,390,301)         (1,986,797)
                                                  -----------------------------------------------------------------------
 Total distributions to shareholders .........       (9,418,813)       (9,128,539)        (18,917,087)        (16,952,225)
                                                  -----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ..................................       30,768,390         2,393,874          39,127,869          36,990,865
    Class C ..................................        5,485,909         4,432,819          11,509,723          10,998,107
                                                  -----------------------------------------------------------------------
 Total capital share transactions ............       36,254,299         6,826,693          50,637,592          47,988,972
                                                  -----------------------------------------------------------------------
 Redemption fees .............................               96                --               1,164               1,700
                                                  -----------------------------------------------------------------------
         Net increase (decrease) in net assets       38,302,425         3,797,380          53,706,582          47,180,146
Net assets:
 Beginning of year ...........................      211,652,032       207,854,652         429,120,380         381,940,234
                                                  -----------------------------------------------------------------------
 End of year .................................    $ 249,954,457     $ 211,652,032     $   482,826,962     $   429,120,380
                                                  =======================================================================
Distributions in excess of net investment
 income included in net assets:
  End of year ................................    $    (105,720)    $     (75,628)    $      (218,350)    $       (78,585)
                                                  =======================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 163

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    -----------------------------------------------------------------------
                                                            FRANKLIN MISSOURI                FRANKLIN NORTH CAROLINA
                                                          TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                    -----------------------------------------------------------------------
                                                         YEAR ENDED FEBRUARY 28,              YEAR ENDED FEBRUARY 28,
                                                         2007              2006               2007               2006
                                                    -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................    $  27,194,657     $  25,567,295     $    27,279,790     $    23,076,805
  Net realized gain (loss) from investments ....           87,961           661,439            (137,092)            671,095
  Net change in unrealized appreciation
    (depreciation) on investments ..............        3,292,249        (1,067,906)          5,275,946          (2,946,033)
                                                    -----------------------------------------------------------------------
        Net increase (decrease) in net assets
              resulting from operations ........       30,574,867        25,160,828          32,418,644          20,801,867
                                                    -----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ....................................      (24,717,093)      (23,235,905)        (23,673,523)        (19,756,701)
    Class C ....................................       (2,504,144)       (2,443,723)         (3,903,405)         (3,324,155)
                                                    -----------------------------------------------------------------------
 Total distributions to shareholders ...........      (27,221,237)      (25,679,628)        (27,576,928)        (23,080,856)
                                                    -----------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ....................................       47,844,236        46,392,264         113,407,890          83,045,904
    Class C ....................................        1,032,830         8,431,786          17,138,999          16,643,428
                                                    -----------------------------------------------------------------------
 Total capital share transactions ..............       48,877,066        54,824,050         130,546,889          99,689,332
                                                    -----------------------------------------------------------------------
 Redemption fees ...............................               50             7,430               1,823               1,047
                                                    -----------------------------------------------------------------------
        Net increase (decrease) in net assets ..       52,230,746        54,312,680         135,390,428          97,411,390
Net assets:
 Beginning of year .............................      631,042,300       576,729,620         608,958,143         511,546,753
                                                    -----------------------------------------------------------------------
 End of year ...................................    $ 683,273,046     $ 631,042,300     $   744,348,571     $   608,958,143
                                                    =======================================================================
Distributions in excess of net investment income
 included in net assets:
  End of year ..................................    $    (340,416)    $    (215,778)    $      (488,419)    $      (188,607)
                                                    =======================================================================


164 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            --------------------------------
                                                                                  FRANKLIN VIRGINIA
                                                                                 TAX-FREE INCOME FUND
                                                                            --------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
                                                                                2007              2006
                                                                            --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................    $  22,432,942     $  21,187,292
  Net realized gain (loss) from investments ............................        1,539,558           342,816
  Net change in unrealized appreciation (depreciation) on investments ..         (937,465)       (2,977,886)
                                                                            --------------------------------
        Net increase (decrease) in net assets resulting from operations        23,035,035        18,552,222
                                                                            --------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ............................................................      (20,621,434)      (19,640,717)
    Class C ............................................................       (1,983,150)       (1,773,323)
                                                                            --------------------------------
 Total distributions to shareholders ...................................      (22,604,584)      (21,414,040)
                                                                            --------------------------------
 Capital share transactions: (Note 2)
    Class A ............................................................       19,152,705        37,693,235
    Class C ............................................................        5,234,023         8,052,762
                                                                            --------------------------------
 Total capital share transactions ......................................       24,386,728        45,745,997
                                                                            --------------------------------
 Redemption fees .......................................................              651               213
                                                                            --------------------------------
        Net increase (decrease) in net assets ..........................       24,817,830        42,884,392
Net assets:
 Beginning of year .....................................................      525,416,820       482,532,428
                                                                            --------------------------------
 End of year ...........................................................    $ 550,234,650     $ 525,416,820
                                                                            ================================
Distributions in excess of net investment income included in net assets:
 End of year ...........................................................    $    (313,492)    $    (141,541)
                                                                            ================================

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 165

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-five separate funds. All funds included in this report (the Funds) are diversified, except the Franklin Maryland Tax-Free Income Fund, which is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------------------------------------------------------
CLASS A                         CLASS A & CLASS C                                CLASS A, CLASS B, & CLASS C
-------------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free      Franklin Alabama Tax-Free Income Fund            Franklin Florida Tax-Free Income Fund
 Income Fund                    Franklin Georgia Tax-Free Income Fund
                                Franklin Louisiana Tax-Free Income Fund
                                Franklin Maryland Tax-Free Income Fund
                                Franklin Missouri Tax-Free Income Fund
                                Franklin North Carolina Tax-Free Income Fund
                                Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


166 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                           Annual Report | 167

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                          -----------------------------------------------------------------
                                              FRANKLIN ALABAMA                     FRANKLIN FLORIDA
                                             TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                          -----------------------------------------------------------------
                                           SHARES            AMOUNT            SHARES            AMOUNT
                                          -----------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold .......................        2,519,115     $  28,789,935        11,574,824     $ 136,974,591
 Shares issued in reinvestment of
  distributions ....................          479,619         5,475,921         2,560,339        30,327,849
 Shares redeemed ...................       (2,469,108)      (28,183,545)      (19,035,566)     (225,418,158)
                                          -----------------------------------------------------------------
 Net increase (decrease) ...........          529,626     $   6,082,311        (4,900,403)    $ (58,115,718)
                                          =================================================================
Year ended February 28, 2006
 Shares sold .......................        2,667,852     $  30,764,669        17,384,814     $ 207,558,940
 Shares issued in reinvestment of
  distributions ....................          444,918         5,132,741         2,466,126        29,505,832
 Shares redeemed ...................       (1,818,578)      (20,944,089)      (15,289,335)     (182,639,805)
                                          -----------------------------------------------------------------
 Net increase (decrease) ...........        1,294,192     $  14,953,321         4,561,605     $  54,424,967
                                          =================================================================
CLASS B SHARES:
Year ended February 28, 2007

 Shares sold .......................                                               63,363     $     755,690
 Shares issued in reinvestment of
  distributions ....................                                              113,079         1,348,912
 Shares redeemed ...................                                             (899,821)      (10,721,909)
                                                                            -------------------------------
 Net increase (decrease) ...........                                             (723,379)    $  (8,617,307)
                                                                            ===============================


168 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           ----------------------------------------------------------------
                                               FRANKLIN ALABAMA                    FRANKLIN FLORIDA
                                             TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                           ----------------------------------------------------------------
                                              SHARES        AMOUNT              SHARES           AMOUNT
                                           ----------------------------------------------------------------
CLASS B SHARES: (CONTINUED)
Year ended February 28, 2006
 Shares sold .......................                                               65,279     $     785,355
 Shares issued in reinvestment of
  distributions ....................                                              124,962         1,505,441
 Shares redeemed ...................                                             (668,512)       (8,041,296)
                                                                            -------------------------------
 Net increase (decrease) ...........                                             (478,271)    $  (5,750,500)
                                                                            ===============================
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold .......................          580,065     $   6,678,985         1,908,430     $  22,875,111
 Shares issued in reinvestment of
  distributions ....................           56,340           648,521           249,556         2,993,714
 Shares redeemed ...................         (430,268)       (4,951,354)       (2,487,753)      (29,873,865)
                                           ----------------------------------------------------------------
 Net increase (decrease) ...........          206,137     $   2,376,152          (329,767)    $  (4,005,040)
                                           ================================================================
Year ended February 28, 2006

 Shares sold .......................          693,697     $   8,060,291         2,766,626     $  33,473,426
 Shares issued in reinvestment of
  distributions ....................           51,113           594,167           232,372         2,813,675
 Shares redeemed ...................         (378,228)       (4,392,854)       (1,650,487)      (19,970,535)
                                           ----------------------------------------------------------------
 Net increase (decrease) ...........          366,582     $   4,261,604         1,348,511     $  16,316,566
                                           ================================================================


                                           ----------------------------------------------------------------
                                               FRANKLIN GEORGIA                     FRANKLIN KENTUCKY
                                              TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                           ----------------------------------------------------------------
                                              SHARES         AMOUNT              SHARES          AMOUNT
                                           ----------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold .......................        3,364,207     $  40,533,072         2,491,343     $  28,210,789
 Shares issued in reinvestment of
  distributions ....................          470,243         5,665,748           299,040         3,384,752
 Shares redeemed ...................       (2,687,328)      (32,422,496)       (1,089,754)      (12,340,465)
                                           ----------------------------------------------------------------
 Net increase (decrease) ...........        1,147,122     $  13,776,324         1,700,629     $  19,255,076
                                           ================================================================
Year ended February 28, 2006
 Shares sold .......................        4,192,789     $  50,855,277         2,333,857     $  26,554,238
 Shares issued in reinvestment of
  distributions ....................          405,266         4,918,550           242,063         2,757,028
 Shares redeemed ...................       (1,631,050)      (19,764,510)       (1,211,728)      (13,783,274)
                                           ----------------------------------------------------------------
 Net increase (decrease) ...........        2,967,005     $  36,009,317         1,364,192     $  15,527,992
                                           ================================================================


                                                           Annual Report | 169

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                            ---------------------------
                                                FRANKLIN GEORGIA
                                               TAX-FREE INCOME FUND
                                            ---------------------------
                                              SHARES          AMOUNT
                                            ---------------------------
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold .......................        1,056,465     $  12,855,131
 Shares issued in reinvestment of
  distributions ....................           81,248           988,372
 Shares redeemed ...................         (613,251)       (7,465,669)
                                            ---------------------------
 Net increase (decrease) ...........          524,462     $   6,377,834
                                            ===========================
Year ended February 28, 2006
 Shares sold .......................        1,015,401     $  12,422,685
 Shares issued in reinvestment of
  distributions ....................           69,774           854,251
 Shares redeemed ...................         (507,865)       (6,209,337)
                                            ---------------------------
 Net increase (decrease) ...........          577,310     $   7,067,599
                                            ===========================

                                           ----------------------------------------------------------------
                                               FRANKLIN LOUISIANA                  FRANKLIN MARYLAND
                                              TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                           ----------------------------------------------------------------
                                             SHARES           AMOUNT            SHARES            AMOUNT
                                           ----------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold .......................        4,048,612     $  46,521,915         7,003,809     $  81,862,889
 Shares issued in reinvestment of
  distributions ....................          490,398         5,635,163           890,920        10,422,243
 Shares redeemed ...................       (1,864,792)      (21,388,688)       (4,546,144)      (53,157,263)
                                           ----------------------------------------------------------------
 Net increase (decrease) ...........        2,674,218     $  30,768,390         3,348,585     $  39,127,869
                                           ================================================================
Year ended February 28, 2006
 Shares sold .......................        3,013,388     $  34,984,276         5,677,853     $  66,876,033
 Shares issued in reinvestment of
  distributions ....................          408,949         4,739,329           773,603         9,117,121
 Shares redeemed ...................       (3,226,243)      (37,329,731)       (3,312,936)      (39,002,289)
                                           ----------------------------------------------------------------
 Net increase (decrease) ...........          196,094     $   2,393,874         3,138,520     $  36,990,865
                                           ================================================================
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold .......................          842,243     $   9,798,274         1,666,293     $  19,706,435
 Shares issued in reinvestment of
  distributions ....................           48,730           565,464           128,266         1,519,318
 Shares redeemed ...................         (421,220)       (4,877,829)         (821,596)       (9,716,030)
                                           ----------------------------------------------------------------
 Net increase (decrease) ...........          469,753     $   5,485,909           972,963     $  11,509,723
                                           ================================================================
Year ended February 28, 2006
 Shares sold .......................          724,210     $   8,486,486         1,470,548     $  17,526,394
 Shares issued in reinvestment of
  distributions ....................           37,798           442,071           101,017         1,204,156
 Shares redeemed ...................         (385,666)       (4,495,738)         (648,937)       (7,732,443)
                                           ----------------------------------------------------------------
 Net increase (decrease) ...........          376,342     $   4,432,819           922,628     $  10,998,107
                                           ================================================================

170 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          -----------------------------------------------------------------
                                                FRANKLIN MISSOURI               FRANKLIN NORTH CAROLINA
                                              TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                          -----------------------------------------------------------------
                                             SHARES          AMOUNT             SHARES           AMOUNT
                                          -----------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold .......................        7,990,480     $  97,636,332        13,373,011     $ 163,736,949
 Shares issued in reinvestment of
  distributions ....................        1,224,271        14,960,169         1,215,040        14,878,520
 Shares redeemed ...................       (5,305,879)      (64,752,265)       (5,330,579)      (65,207,579)
                                          -----------------------------------------------------------------
 Net increase (decrease) ...........        3,908,872     $  47,844,236         9,257,472     $ 113,407,890
                                          =================================================================
Year ended February 28, 2006
 Shares sold .......................        7,083,235     $  87,219,423         9,992,315     $ 123,133,371
 Shares issued in reinvestment of
  distributions ....................        1,055,017        12,988,801           960,208        11,833,691
 Shares redeemed ...................       (4,373,599)      (53,815,960)       (4,219,113)      (51,921,158)
                                          -----------------------------------------------------------------
 Net increase (decrease) ...........        3,764,653     $  46,392,264         6,733,410     $  83,045,904
                                          =================================================================
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold .......................          907,134     $  11,152,508         2,523,560     $  31,212,679
 Shares issued in reinvestment of
  distributions ....................          128,587         1,580,545           192,200         2,377,116
 Shares redeemed ...................         (954,063)      (11,700,223)       (1,331,485)      (16,450,796)
                                          -----------------------------------------------------------------
 Net increase (decrease) ...........           81,658     $   1,032,830         1,384,275     $  17,138,999
                                          =================================================================
Year ended February 28, 2006
 Shares sold .......................        1,113,723     $  13,796,171         2,261,283     $  28,146,681
 Shares issued in reinvestment of
  distributions ....................          123,225         1,525,828           157,244         1,957,013
 Shares redeemed ...................         (556,905)       (6,890,213)       (1,081,626)      (13,460,266)
                                          -----------------------------------------------------------------
 Net increase (decrease) ...........          680,043     $   8,431,786         1,336,901     $  16,643,428
                                          =================================================================

                                          -----------------------------
                                               FRANKLIN VIRGINIA
                                              TAX-FREE INCOME FUND
                                          -----------------------------
                                             SHARES          AMOUNT
                                          -----------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold .......................        6,489,824     $  76,246,042
 Shares issued in reinvestment of
  distributions ....................        1,066,713        12,543,244
 Shares redeemed ...................       (5,927,927)      (69,636,581)
                                          -----------------------------
 Net increase (decrease) ...........        1,628,610     $  19,152,705
                                          =============================
Year ended February 28, 2006
 Shares sold .......................        6,013,498     $  71,413,227
 Shares issued in reinvestment of
  distributions ....................          967,950        11,496,122
 Shares redeemed ...................       (3,809,732)      (45,216,114)
                                          -----------------------------
 Net increase (decrease) ...........        3,171,716     $  37,693,235
                                          =============================


                                                           Annual Report | 171

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                -----------------------------
                                                    FRANKLIN VIRGINIA
                                                  TAX-FREE INCOME FUND
                                                  SHARES             AMOUNT
                                                 ----------------------------
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold .............................         994,357       $ 11,800,411
 Shares issued in reinvestment of
  distributions ..........................         112,170          1,332,477
 Shares redeemed .........................        (665,136)        (7,898,865)
                                                 ----------------------------
 Net increase (decrease) .................         441,391       $  5,234,023
                                                 ============================
Year ended February 28, 2006
 Shares sold .............................       1,182,646       $ 14,184,278
 Shares issued in reinvestment of
  distributions ..........................          96,582          1,157,963
 Shares redeemed .........................        (608,289)        (7,289,479)
                                                 ----------------------------
 Net increase (decrease) .................         670,939       $  8,052,762
                                                 ============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
------------------------------------------------------------------------------
        0.625%          Up to and including $100 million
        0.500%          Over $100 million, up to and including $250 million
        0.450%          Over $250 million, up to and including $10 billion
        0.440%          Over $10 billion, up to and including $12.5 billion
        0.420%          Over $12.5 billion, up to and including $15 billion
        0.400%          Over $15 billion, up to and including $17.5 billion
        0.380%          Over $17.5 billion, up to and including $20 billion
        0.360%          In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.


172 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                              ---------------------------------------------------------------------
                                FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                ALABAMA            FLORIDA            GEORGIA            KENTUCKY
                                TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                              INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                              ---------------------------------------------------------------------
Reimbursement Plans:
  Class A ...............          0.10%              0.10%              0.10%              0.10%
Compensation Plans:
  Class B ...............            --               0.65%                --                 --
  Class C ...............          0.65%              0.65%              0.65%                --


                              -----------------------------------------------------------------------
                                FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                               LOUISIANA           MARYLAND           MISSOURI        NORTH CAROLINA
                                TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                              INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                              -----------------------------------------------------------------------
Reimbursement Plans:
  Class A ...............          0.10%              0.10%              0.10%              0.10%
Compensation Plans:
  Class C ...............          0.65%              0.65%              0.65%              0.65%

                              ------------
                                FRANKLIN
                                VIRGINIA
                                TAX-FREE
                              INCOME FUND
                              ------------
Reimbursement Plans:
  Class A ...............          0.10%
Compensation Plans:
  Class C ...............          0.65%


                                                           Annual Report | 173

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                      -----------------------------------------------
                                                        FRANKLIN         FRANKLIN          FRANKLIN
                                                        ALABAMA           FLORIDA          GEORGIA
                                                        TAX-FREE         TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND      INCOME FUND
                                                      -----------------------------------------------
Sales charges retained net of commissions paid to
 unaffiliated broker/dealers .....................    $     86,978    $       270,499    $     93,909
Contingent deferred sales charges retained .......    $        447    $       149,597    $      6,974


                                                      -----------------------------------------------
                                                        FRANKLIN         FRANKLIN          FRANKLIN
                                                        KENTUCKY         LOUISIANA         MARYLAND
                                                        TAX-FREE         TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND      INCOME FUND
                                                      -----------------------------------------------
Sales charges retained net of commissions paid to
 unaffiliated broker/dealers .....................    $     61,559    $       127,513    $    199,979
Contingent deferred sales charges retained .......    $         --    $         5,346    $     18,365


                                                      -----------------------------------------------
                                                        FRANKLIN         FRANKLIN          FRANKLIN
                                                        MISSOURI      NORTH CAROLINA       VIRGINIA
                                                        TAX-FREE         TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND      INCOME FUND
                                                      -----------------------------------------------
Sales charges retained net of commissions paid to
 unaffiliated broker/dealers .....................    $    306,262    $       364,583    $    184,391
Contingent deferred sales charges retained .......    $      9,517    $        18,659    $     14,866

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                      -----------------------------------------------
                                                        FRANKLIN         FRANKLIN          FRANKLIN
                                                        ALABAMA           FLORIDA          GEORGIA
                                                        TAX-FREE         TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND      INCOME FUND
                                                      -----------------------------------------------
Transfer agent fees .............................     $     60,900    $       321,019    $     70,404


                                                      -----------------------------------------------
                                                        FRANKLIN         FRANKLIN          FRANKLIN
                                                        KENTUCKY         LOUISIANA         MARYLAND
                                                        TAX-FREE         TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND      INCOME FUND
                                                      -----------------------------------------------
Transfer agent fees .............................     $     28,867    $        49,753    $    135,782


                                                      -----------------------------------------------
                                                        FRANKLIN         FRANKLIN          FRANKLIN
                                                        MISSOURI      NORTH CAROLINA       VIRGINIA
                                                        TAX-FREE         TAX-FREE          TAX-FREE
                                                      INCOME FUND       INCOME FUND      INCOME FUND
                                                      -----------------------------------------------
Transfer agent fees .............................     $    178,110    $       150,996    $    141,445


174 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees for the Franklin Kentucky Tax-Free Income Fund. Total expenses waived by Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. Advisers may discontinue this waiver at any time.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2007, the capital loss carryforwards were as follows:

                                             -------------------------------------------
                                               FRANKLIN        FRANKLIN        FRANKLIN
                                                ALABAMA         GEORGIA        KENTUCKY
                                               TAX-FREE        TAX-FREE        TAX-FREE
                                             INCOME FUND     INCOME FUND     INCOME FUND
                                             -------------------------------------------
Capital loss carryforwards expiring in:
  2008 ................................      $  298,563      $1,370,476      $  252,252
  2009 ................................         135,955         833,999              --
  2010 ................................       7,179,861              --         413,791
  2011 ................................         804,634              --              --
  2012 ................................         195,876         972,862       1,264,854
  2013 ................................              --         416,353         253,770
  2014 ................................              --          68,078          65,408
  2015 ................................              --         125,659              --
                                             -------------------------------------------
                                             $8,614,889      $3,787,427      $2,250,075
                                             ===========================================


                                             -------------------------------------------
                                               FRANKLIN        FRANKLIN        FRANKLIN
                                              LOUISIANA        MARYLAND        MISSOURI
                                               TAX-FREE        TAX-FREE        TAX-FREE
                                             INCOME FUND     INCOME FUND     INCOME FUND
                                             -------------------------------------------
Capital loss carryforwards expiring in:
  2008 ................................      $  282,869      $       --      $       --
  2009 ................................         171,149         123,307         838,251
  2010 ................................              --         119,821              --
  2011 ................................              --              --         316,094
  2012 ................................       1,281,282              --       1,619,914
  2013 ................................         240,220         727,384       1,384,535
                                             -------------------------------------------
                                             $1,975,520      $  970,512      $4,158,794
                                             ===========================================

                                                           Annual Report | 175

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                             ----------------------------------
                                                FRANKLIN            FRANKLIN
                                             NORTH CAROLINA         VIRGINIA
                                                TAX-FREE            TAX-FREE
                                              INCOME FUND         INCOME FUND
                                             ----------------------------------
Capital loss carryforwards expiring in:
  2008 ................................      $           --      $      333,586
  2009 ................................           2,029,214           1,407,973
  2010 ................................                  --           1,188,255
  2012 ................................             335,790           1,236,561
                                             ----------------------------------
                                             $    2,365,004      $    4,166,375
                                             ==================================

During the year ended February 28, 2007, the Funds utilized capital loss carryforwards as follows:

                                          -------------------------------------------------------
                                            FRANKLIN             FRANKLIN             FRANKLIN
                                             ALABAMA              FLORIDA              GEORGIA
                                            TAX-FREE             TAX-FREE             TAX-FREE
                                           INCOME FUND          INCOME FUND          INCOME FUND
                                          -------------------------------------------------------
Capital loss carryforwards utilized ...     $600,749            $2,410,369              $  --


                                          -------------------------------------------------------
                                            FRANKLIN             FRANKLIN             FRANKLIN
                                            KENTUCKY             LOUISIANA            MARYLAND
                                            TAX-FREE             TAX-FREE             TAX-FREE
                                           INCOME FUND          INCOME FUND          INCOME FUND
                                          -------------------------------------------------------
Capital loss carryforwards utilized ...      $53,277              $219,562            $490,952


                                          -------------------------------------------------------
                                            FRANKLIN             FRANKLIN             FRANKLIN
                                            MISSOURI          NORTH CAROLINA          VIRGINIA
                                            TAX-FREE             TAX-FREE             TAX-FREE
                                           INCOME FUND          INCOME FUND          INCOME FUND
                                          -------------------------------------------------------
Capital loss carryforwards utilized ...      $117,585               $989             $1,539,866

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2007, the Franklin Georgia Tax-Free Income Fund deferred realized capital losses of $1,516.

The tax character of distributions paid during the years ended February 28, 2007 and 2006, was as follows:

                               --------------------------------------------------------------
                                      FRANKLIN ALABAMA                 FRANKLIN FLORIDA
                                    TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                               --------------------------------------------------------------
                                   2007             2006             2007             2006
                               --------------------------------------------------------------
Distributions paid from -
  tax exempt income .....      $11,432,364      $11,276,060      $76,572,401      $76,736,922


176 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                               --------------------------------------------------------------
                                    FRANKLIN GEORGIA                  FRANKLIN KENTUCKY
                                  TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                               --------------------------------------------------------------
                                  2007             2006             2007             2006
                               --------------------------------------------------------------
Distributions paid from -
   tax exempt income ....      $10,381,924       $9,286,487       $5,512,105       $4,888,713


                               --------------------------------------------------------------
                                    FRANKLIN LOUISIANA                FRANKLIN MARYLAND
                                   TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                               --------------------------------------------------------------
                                  2007             2006             2007             2006
                               --------------------------------------------------------------
Distributions paid from -
   tax exempt income ....       $9,418,813       $9,128,539      $18,917,087      $16,952,225


                               --------------------------------------------------------------
                                   FRANKLIN MISSOURI               FRANKLIN NORTH CAROLINA
                                  TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                               --------------------------------------------------------------
                                  2007             2006             2007             2006
                               --------------------------------------------------------------
Distributions paid from -
   tax exempt income ....      $27,221,237      $25,679,628      $27,576,928      $23,080,856

                               ----------------------------
                                   FRANKLIN VIRGINIA
                                  TAX-FREE INCOME FUND
                               ----------------------------
                                  2007             2006
                               ----------------------------
Distributions paid from -
   tax exempt income           $22,604,584      $21,414,040
                               ----------------------------

At February 28, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

                                                -------------------------------------------------------
                                                  FRANKLIN             FRANKLIN             FRANKLIN
                                                   ALABAMA              FLORIDA              GEORGIA
                                                  TAX-FREE             TAX-FREE             TAX-FREE
                                                 INCOME FUND          INCOME FUND          INCOME FUND
                                                -------------------------------------------------------
Cost of investments ......................      $ 273,239,892       $ 1,540,234,703       $ 253,750,147
                                                =======================================================
Unrealized appreciation ..................      $  13,588,869       $   113,200,192       $  15,309,254
Unrealized depreciation ..................             (3,497)              (20,132)                 --
                                                -------------------------------------------------------
Net unrealized appreciation (depreciation)      $  13,585,372       $   113,180,060       $  15,309,254
                                                =======================================================

Undistributed tax exempt income ..........      $      76,594       $       305,393       $     214,118
Undistributed long term capital gains ....                 --             1,342,248                  --
                                                -------------------------------------------------------
Distributable earnings ...................      $      76,594       $     1,647,641       $     214,118
                                                =======================================================

                                                           Annual Report | 177

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                -----------------------------------------------------
                                                  FRANKLIN            FRANKLIN            FRANKLIN
                                                  KENTUCKY            LOUISIANA           MARYLAND
                                                  TAX-FREE            TAX-FREE            TAX-FREE
                                                 INCOME FUND         INCOME FUND         INCOME FUND
                                                -----------------------------------------------------
Cost of investments ......................      $ 140,683,842       $ 235,515,755       $ 454,976,876
                                                =====================================================
Unrealized appreciation ..................          6,740,900       $  11,136,993       $  22,227,782
Unrealized depreciation ..................                 --             (16,751)                 --
                                                -----------------------------------------------------
Net unrealized appreciation (depreciation)          6,740,900       $  11,120,242       $  22,227,782
                                                =====================================================
Distributable earnings - undistributed tax
  exempt income ..........................      $      43,238       $      96,546       $     176,881
                                                =====================================================


                                                -----------------------------------------------------
                                                  FRANKLIN            FRANKLIN            FRANKLIN
                                                  MISSOURI          NORTH CAROLINA        VIRGINIA
                                                  TAX-FREE            TAX-FREE            TAX-FREE
                                                 INCOME FUND         INCOME FUND         INCOME FUND
                                                -----------------------------------------------------
Cost of investments ......................      $ 641,726,405       $ 700,060,387       $ 519,099,732
                                                =====================================================
Unrealized appreciation ..................      $  35,985,587       $  34,392,383       $  26,665,872
Unrealized depreciation ..................            (10,528)                 --             (27,378)
                                                -----------------------------------------------------
Net unrealized appreciation (depreciation)      $  35,975,059       $  34,392,383       $  26,638,494
                                                =====================================================
Distributable earnings - undistributed tax
  exempt income ..........................      $     213,261       $      99,012       $     140,874
                                                =====================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2007, were as follows:

                                                -----------------------------------------------------
                                                  FRANKLIN            FRANKLIN            FRANKLIN
                                                   ALABAMA             FLORIDA             GEORGIA
                                                  TAX-FREE            TAX-FREE            TAX-FREE
                                                 INCOME FUND         INCOME FUND         INCOME FUND
                                                -----------------------------------------------------
Purchases ................................      $  57,233,394       $ 116,745,949       $  36,388,172
Sales ....................................      $  43,771,083       $ 195,628,537       $  11,483,023


                                                -----------------------------------------------------
                                                  FRANKLIN            FRANKLIN            FRANKLIN
                                                  KENTUCKY            LOUISIANA           MARYLAND
                                                  TAX-FREE            TAX-FREE            TAX-FREE
                                                 INCOME FUND         INCOME FUND         INCOME FUND
                                                -----------------------------------------------------
Purchases ................................      $  23,268,701       $  46,739,968       $  83,010,795
Sales ....................................      $   3,023,335       $  12,582,770       $  35,109,322


178 | Annual Report

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS (CONTINUED)

                                                -----------------------------------------------------
                                                  FRANKLIN            FRANKLIN            FRANKLIN
                                                  MISSOURI          NORTH CAROLINA        VIRGINIA
                                                  TAX-FREE            TAX-FREE            TAX-FREE
                                                 INCOME FUND         INCOME FUND         INCOME FUND
                                                -----------------------------------------------------
Purchases ................................      $ 172,638,277       $ 190,555,398       $  72,306,713
Sales ....................................      $ 126,796,922       $  64,828,620       $  45,164,154

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.

7. OTHER CONSIDERATIONS

The Industrial Development Authority of the County of Bedford, Virginia Industrial Development Revenue Bonds (Nekoosa Packaging Corporation Project), Series 1998, maturing on December 1, 2025 (the "Bonds") held by Franklin Virginia Tax-Free Income Fund (the "Virginia Fund"), has been informed of a proposed adverse determination letter from the Internal Revenue Service ("IRS") in which the IRS indicated that the interest paid to bondholders of the Bonds is not excludable from gross income. The Virginia Fund has been holding the Bonds since February 1998 and has passed through the interest earned on the Bonds to the shareholders of the Virginia Fund in the form of non-taxable dividends during the holding period. Georgia-Pacific Corporation
(GP), the issuer of the Bonds, is contesting the IRS determination; however, the ultimate outcome of this matter is unknown at this time. If GP were to fail to obtain a favorable determination, the Virginia Fund could be subject to tax expense plus interest, which is estimated to be approximately $722,000 at February 28, 2007. In various SEC filings, GP has stated that it will take steps to ensure the bondholders will be made whole with respect to any liability caused by the IRS determination. Based on GP's representations and the uncertainty regarding the ultimate outcome of this matter, no liability has been recorded on the Statement of Assets and Liabilities of the Virginia Fund. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Virginia Fund and/or its shareholders.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements


                                                           Annual Report | 179

Franklin Tax-Free Trust

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.


180 | Annual Report

Franklin Tax-Free Trust

9. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                           Annual Report | 181

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California

April 13, 2007


182 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2007. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2008, shareholders will be notified of amounts for use in preparing their 2007 income tax returns.

Under Section 852(b)(3)(C) of the Code, the Franklin Florida Tax-Free Income Fund designates the maximum amount allowable but no less than $1,342,248 as a long term capital gain dividend for the fiscal year ended February 28, 2007.


                                                           Annual Report | 183

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF    FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION     TIME SERVED  BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)               Trustee     Since 1984   142                      Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                    company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998)

-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)               Trustee     Since 1998   143                       Director, Hess Corporation (formerly,
One Franklin Parkway                                                                     Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                 and refining of oil and gas),
                                                                                         H.J. Heinz Company (processed
                                                                                         foods and allied products), RTI
                                                                                         International Metals, Inc. (manufacture
                                                                                         and distribution of titanium),
                                                                                         Canadian National Railway (railroad)
                                                                                         and White Mountains Insurance
                                                                                         Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
--------------------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (1929)              Trustee     Since 1984   116                      Director, Center for Creative Land
One Franklin Parkway                                                                    Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
--------------------------------------------------------------------------------------------------------------------------------

184 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee        Since 2005       103                       Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                   and refining of oil and gas) and
                                                                                           Sentient Jet (private jet service); and
                                                                                           FORMERLY, Director, Becton Dickinson
                                                                                           and Company (medical technology),
                                                                                           Cooper Industries, Inc. (electrical
                                                                                           products and tools and hardware),
                                                                                           Health Net, Inc. (formerly, Foundation
                                                                                           Health) (integrated managed care),
                                                                                           The Hertz Corporation (car rental),
                                                                                           Pacific Southwest Airlines, The RCA
                                                                                           Corporation, Unicom (formerly,
                                                                                           Commonwealth Edison), UAL
                                                                                           Corporation (airlines) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and    Since 1984       142                       None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (1940)  Trustee,       Trustee since       126                       None
 One Franklin Parkway             President and  1984, President
 San Mateo, CA 94403-1906         Chief          since 1993 and
                                  Executive      Chief Executive
                                  Officer -      Officer -
                                  Investment     Investment
                                  Management     Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Annual Report | 185

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION             TIME SERVED          BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)            Vice President       Since 2000           Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)     Vice President       Since 2000           Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief                Chief Compliance     Not Applicable                 Not Applicable
One Franklin Parkway             Compliance           Officer since 2004
San Mateo, CA 94403-1906         Officer and          and Vice
                                 Vice President       President -
                                 - AML                AML Compliance
                                 Compliance           since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer            Since 2004           Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice          Since 2002           Not Applicable                 Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

186 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION              TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)               Vice President        Since 2000         Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)            Vice President        Since 2000         Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)           Vice President        Since 2006         Not Applicable              Not Applicable
One Franklin Parkway               and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 30 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)               Vice President        Since October      Not Applicable              Not Applicable
One Franklin Parkway                                     2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 187

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION             TIME SERVED    BY BOARD MEMBER*                 OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)              Chief Financial      Since 2004     Not Applicable                   Not Applicable
500 East Broward Blvd.              Officer and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)                 Vice President       Since 2000     Not Applicable                   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to February 28, 2007 S. Joseph Fortunato and Gordon S. Macklin ceased to be director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


188 | Annual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (the "Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset


                                                             Annual Report | 189

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website and the firsthand experience of individual members of the Board who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed its investment performance or that of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2006, and for additional periods ended that date up to ten years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was either in the highest quintile or second-highest quintile of its performance universe during the one-year period, as well as during each of the previous year periods shown on an annualized basis. The Lipper reports showed the total return for each Fund to be in the upper half with most being in either the highest quintile or second-highest quintile of their performance universe for the one-year period with varying results for prior periods, depending on the particular Fund. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey


190 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

showing that the scope of services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the contractual investment management fee charged each Fund in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for fund Class A shares for funds having multiple share classes. The Lipper report showed that the contractual investment management fee rate for each Fund, with the exception of the Funds discussed below, was in the lower half of its Lipper expense group and that the actual total expense rate for all Funds was in the least expensive quintile of their respective Lipper expense groups. The contractual investment management fee rates for Franklin Georgia Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund and Franklin Kentucky Tax-Free Income Fund were all within six basis points of the median for their respective Lipper expense groups. These Funds are among the smallest funds within Franklin Tax-Free Trust and in the case of the smallest, being Franklin Kentucky Tax-Free Income Fund, the Manager absorbed expenses so that the actual management fee paid was below the contractual rate. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's


                                                             Annual Report | 191

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds' investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.65% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at the $10 billion asset level thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


192 | Annual Report

Franklin Tax-Free Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                             Annual Report | 193

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                            Michigan 7
Arizona                            Minnesota 7
California 8                       Missouri
Colorado                           New Jersey
Connecticut                        New York 8
Florida 8                          North Carolina
Georgia                            Ohio 7
Kentucky                           Oregon
Louisiana                          Pennsylvania
Maryland                           Tennessee
Massachusetts 7                    Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com.See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TF2 A2007 04/07

















                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    FEBRUARY 28, 2007
--------------------------------------------------------------------------------

                                                    Franklin Arizona
                                                    Tax-Free Income Fund

                                                    Franklin Colorado
                                                    Tax-Free Income Fund

                                                    Franklin Connecticut
                                                    Tax-Free Income Fund

                                                    Franklin Double
                                                    Tax-Free Income Fund

                                                    Franklin Federal
                                                    Intermediate-Term
                                                    Tax-Free Income Fund

                                                    Franklin Federal
                                                    Limited-Term
                                                    Tax-Free Income Fund

                                                    Franklin High Yield
                                                    Tax-Free Income Fund

                                                    Franklin New Jersey
                                                    Tax-Free Income Fund

                                                    Franklin Oregon
                                                    Tax-Free Income Fund

                                                    Franklin Pennsylvania
                                                    Tax-Free Income Fund

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER            TAX - FREE INCOME
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
          FRANKLIN TAX-FREE TRUST                      FASTER VIA EMAIL?

                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                                Franklin Templeton Investments

                                GAIN FROM OUR PERSPECTIVE(R)

                                Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE           Each of our portfolio management groups operates
                                autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION            Because our management groups work independently
                                and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST       At Franklin Templeton Investments, we seek to
                                consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

                                    Contents

SHAREHOLDER LETTER .......................................................     1

SPECIAL FEATURE:
Understanding Interest Rates .............................................     4

ANNUAL REPORT

Municipal Bond Market Overview ...........................................     7

Investment Strategy and Manager's Discussion .............................     9

Franklin Arizona Tax-Free Income Fund ....................................    10

Franklin Colorado Tax-Free Income Fund ...................................    19

Franklin Connecticut Tax-Free Income Fund ................................    28

Franklin Double Tax-Free Income Fund .....................................    36

Franklin Federal Intermediate-Term Tax-Free Income Fund ..................    44

Franklin Federal Limited-Term Tax-Free Income Fund .......................    52

Franklin High Yield Tax-Free Income Fund .................................    59

Franklin New Jersey Tax-Free Income Fund .................................    69

Franklin Oregon Tax-Free Income Fund .....................................    78

Franklin Pennsylvania Tax-Free Income Fund ...............................    86

Financial Highlights and Statements of Investments .......................    95

Financial Statements .....................................................   199

Notes to Financial Statements ............................................   212

Report of Independent Registered Public Accounting Firm ..................   230

Tax Designation ..........................................................   231

Board Members and Officers ...............................................   232

Shareholder Information ..................................................   237

--------------------------------------------------------------------------------
Annual Report

Municipal Bond Market Overview

For the 12 months ended February 28, 2007, the municipal bond market performed well compared with the U.S. Treasury market despite Federal Reserve Board (Fed) interest rate hikes, inflation concerns, volatile oil prices, mixed market expectations and uncertainty regarding future economic growth. Over the year, Treasury yields generally increased while municipal yields varied --shorter maturities increased, intermediate maturities were fairly flat to slightly lower and longer-term yields decreased. Municipal yields historically have trended with Treasury yields; however, strong demand for municipal bonds from traditional and non-traditional investors contributed to an unusual situation for the year under review. Longer-term municipal yields declined as Treasury yields rose, allowing municipal bonds to outperform Treasuries. The Lehman Brothers Municipal Bond Index returned +4.96% for the period, while the Lehman Brothers U.S. Treasury Index returned +4.78%. 1

During the reporting period, short-term interest rates increased as the Fed raised the federal funds target rate from 4.50% to 5.25% in three successive hikes from March through June 2006. Since then, the Fed maintained the short-term rate at 5.25% with an inflation risk bias, stating it is more concerned with a potential for increased inflation than a slowing economy. Largely as a result, Treasury yields generally rose. Many market participants appeared to expect that the Fed was more likely to lower the federal funds target rate than raise it. This sentiment was reflected by a flat to slightly inverted Treasury yield curve (spread between short-term and long-term yields) during the reporting period. On February 28, 2007, the 2-year Treasury yielded 4.65%, the 10-year 4.56% and the 30-year 4.68%. Yield for the 2-year Treasury dropped 3 basis points (100 basis points equal one percentage point), while yields for the 10-year increased 1 basis point and the 30-year 17 basis points, for the one-year period.

During the year, the yield curve was generally flat or inverted, nominal yields were low and credit spreads (the difference in yield between higher-grade and lower-grade securities) narrowed. In this environment, the interest rate premium

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                                               Annual Report | 7
decreased for assuming additional risk in the fixed income market, and non-traditional municipal buyers seemed to focus on the municipal bond market. Non-traditional or cross-over buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. With historically favorable intermediate- and longer-term municipal yields versus Treasury yields, and a positive sloping yield curve (though flatter than usual), municipal bonds offered favorable relative value for traditional and cross-over fixed income investors. As a result, demand was consistently strong for intermediate- to longer-term municipal bonds over the year, which drove performance and contributed to further flattening of the municipal yield curve. Due to Fed tightening, short-term municipal yields increased; however, strong demand for longer-term bonds resulted in declining longer-term yields. According to Municipal Market Data, the 2-year municipal yield rose 16 basis points during the period, while 10-year and 30-year yields decreased 8 and 33 basis points. 2

Generally low interest rates continued to motivate municipal issuers to access the debt market to finance their capital needs. In 2006, new issuance was approximately $388 billion, which was the second-highest volume after the $408 billion issued in 2005. 3 Refunding deals, in which issuers take advantage of lower rates to refinance higher yielding outstanding debt, declined in 2006 to approximately $79 billion compared with $130 billion in 2005. 3 However, issuance for new capital projects increased to approximately $260 billion in 2006 versus $222 billion in 2005. 3 As a result of narrowing credit spreads, issuers also found it more advantageous to issue their debt without paying a premium for bond insurance. In 2006, 49% of new bond issuance was insured compared with 57% in 2005. 3 When credit spreads are narrow, the economic benefit for issuers using insurance generally diminishes and bond insurers have less flexibility in pricing. Strong demand from traditional buyers such as mutual funds, individuals and insurance companies combined with large participation of cross-over buyers enabled the municipal bond market to absorb the comparatively large amount of new issuance through the year.

2.    Source: Thomson Financial.

3.    Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively positive sloping municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features for the long-term funds, 10 to 15 years for the intermediate-term fund, and 5 years or less for the limited-term fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

Franklin Arizona Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ............................................   57.2%
AA .............................................   10.1%
A ..............................................    8.0%
BBB ............................................   22.4%
Not Rated by S&P ...............................    2.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. below

**    Does not include short-term investments and other net assets.

RATINGS                       MOODY'S            INTERNAL
AAA or Aaa                       1.3%                0.2%
A                                0.4%                 --
BBB or Baa                       0.2%                0.2%
---------------------------------------------------------
Total                            1.9%                0.4%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Arizona Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, increased from $11.09 on February 28, 2006, to $11.16 on February 28, 2007. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 98.


10 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Arizona Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                 DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                  CLASS A         CLASS B          CLASS C
--------------------------------------------------------------------------------
March 2006                            3.94 cents      3.43 cents      3.42 cents
--------------------------------------------------------------------------------
April 2006                            3.94 cents      3.43 cents      3.42 cents
--------------------------------------------------------------------------------
May 2006                              3.94 cents      3.43 cents      3.42 cents
--------------------------------------------------------------------------------
June 2006                             3.94 cents      3.44 cents      3.43 cents
--------------------------------------------------------------------------------
July 2006                             3.94 cents      3.44 cents      3.43 cents
--------------------------------------------------------------------------------
August 2006                           3.94 cents      3.44 cents      3.43 cents
--------------------------------------------------------------------------------
September 2006                        3.94 cents      3.45 cents      3.45 cents
--------------------------------------------------------------------------------
October 2006                          3.94 cents      3.45 cents      3.45 cents
--------------------------------------------------------------------------------
November 2006                         3.94 cents      3.45 cents      3.45 cents
--------------------------------------------------------------------------------
December 2006                         3.94 cents      3.43 cents      3.42 cents
--------------------------------------------------------------------------------
January 2007                          3.94 cents      3.43 cents      3.42 cents
--------------------------------------------------------------------------------
February 2007                         3.94 cents      3.43 cents      3.42 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 47.43 cents per share for the same period. 2 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.05% based on an annualization of the current 3.94 cent per share dividend and the maximum offering price of $11.66 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Arizona personal income tax bracket of 37.95% would need to earn a distribution rate of 6.53% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

In mid-2006, Arizona surpassed Nevada as the country's fastest-growing state in terms of population. Employment growth improved, and the unemployment rate dropped from 4.2% in February 2006 to 3.9% in February 2007 as manufacturing job losses were offset by increases in construction and mining employment. 3 The state's economy includes a mix of industries, including trade, government services, professional and business services, education and health services, and manufacturing. Construction activity was robust in recent years

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.


                                                              Annual Report | 11

PORTFOLIO BREAKDOWN
Franklin Arizona Tax-Free Income Fund 2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                27.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     16.2%
--------------------------------------------------------------------------------
Utilities                                                                  13.0%
--------------------------------------------------------------------------------
Other Revenue                                                              10.2%
--------------------------------------------------------------------------------
General Obligation                                                          9.1%
--------------------------------------------------------------------------------
Higher Education                                                            7.8%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        4.8%
--------------------------------------------------------------------------------
Transportation                                                              4.7%
--------------------------------------------------------------------------------
Housing                                                                     1.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

as single-family housing starts grew, and, despite a slowdown in housing starts in 2006, construction employment continued to increase.

The state's revenue in fiscal year 2006 grew 20% over the prior year. The fiscal year 2007 budget projected a $174 million ending general fund balance, or 1.7% of budgeted general fund revenue, and included a $448 million reduction in ongoing tax revenue due primarily to a 5% income tax cut and a three-year elimination of the state's property tax. 4 The income tax cut is the first phase of a total 10% income tax reduction to be implemented over two years. Total general fund revenue for the first five months of fiscal year 2007 through November 2006 increased 9% compared to the same period in fiscal year 2006, and revenues came in 2.2% stronger than original forecasts. 4 However, the income tax cut effects will not be realized until spring 2007.

Arizona, in accordance with its state constitution, cannot issue general obligation bonds, and, therefore, has a low debt level. The state's overall debt burden, including all tax-supported debt, was low at $563 per capita. 4 Per-capita income increased over the past several years; however, it remained below the national average. According to Standard & Poor's, an independent credit rating agency, Arizona's issuer credit rating is AA with a stable outlook. 5 The rating and outlook reflected the state's diverse and expanding economy with rapid population growth, an improved financial position in recent years with anticipated stable reserve levels, and a low debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4.    Source: Standard & Poor's, "State Review: Arizona," RATINGSDIRECT, 1/3/07.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12| Annual Report

Performance Summary as of 2/28/07

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------
CLASS A (SYMBOL: FTAZX)                              CHANGE      2/28/07      2/28/06
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.07       $11.16       $11.09
---------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------
Dividend Income                         $0.4743
---------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBAZX)                              CHANGE      2/28/07      2/28/06
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.07       $11.22       $11.15
---------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------
Dividend Income                         $0.4138
---------------------------------------------------------------------------------------
CLASS C (SYMBOL: FAZIX)                              CHANGE      2/28/07      2/28/06
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.07       $11.27       $11.20
---------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------
Dividend Income                         $0.4129
---------------------------------------------------------------------------------------


                                                              Annual Report | 13

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +5.05%    +30.24%         +64.59%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +0.60%     +4.51%          +4.65%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                       +0.91%     +4.82%          +4.74%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                          4.05%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       6.53%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.43%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   5.53%
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.63%
-------------------------------------------------------------------------------------------------
CLASS B                                                  1-YEAR     5-YEAR    INCEPTION (2/1/00)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +4.45%    +26.67%         +47.46%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +0.45%     +4.51%          +5.64%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                       +0.82%     +4.84%          +5.51%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.67%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       5.91%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.04%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.90%
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.18%
-------------------------------------------------------------------------------------------------
CLASS C                                                  1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +4.42%    +26.65%         +55.99%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +3.42%     +4.84%          +4.55%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                       +3.88%     +5.17%          +4.62%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                          3.64%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5       5.87%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  3.05%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                   4.92%
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.18%
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Arizona Tax-Free         Lehman Brothers
   Date               Income Fund            Municipal Bond Index 8      CPI 8
--------------------------------------------------------------------------------
  3/1/1997              $ 9,574                      $10,000            $10,000
 3/31/1997              $ 9,465                      $ 9,867            $10,025
 4/30/1997              $ 9,544                      $ 9,949            $10,038
 5/31/1997              $ 9,658                      $10,099            $10,031
 6/30/1997              $ 9,747                      $10,207            $10,044
 7/31/1997              $ 9,974                      $10,489            $10,056
 8/31/1997              $ 9,906                      $10,391            $10,075
 9/30/1997              $10,013                      $10,514            $10,100
10/31/1997              $10,068                      $10,582            $10,125
11/30/1997              $10,131                      $10,644            $10,119
12/31/1997              $10,262                      $10,799            $10,107
 1/31/1998              $10,344                      $10,911            $10,125
 2/28/1998              $10,355                      $10,914            $10,144
 3/31/1998              $10,354                      $10,924            $10,163
 4/30/1998              $10,336                      $10,875            $10,182
 5/31/1998              $10,464                      $11,047            $10,201
 6/30/1998              $10,496                      $11,090            $10,213
 7/31/1998              $10,524                      $11,118            $10,226
 8/31/1998              $10,654                      $11,290            $10,238
 9/30/1998              $10,783                      $11,430            $10,251
10/31/1998              $10,771                      $11,430            $10,276
11/30/1998              $10,807                      $11,470            $10,276
12/31/1998              $10,820                      $11,499            $10,269
 1/31/1999              $10,932                      $11,636            $10,294
 2/28/1999              $10,892                      $11,585            $10,307
 3/31/1999              $10,928                      $11,601            $10,338
 4/30/1999              $10,944                      $11,630            $10,414
 5/31/1999              $10,903                      $11,563            $10,414
 6/30/1999              $10,740                      $11,396            $10,414
 7/31/1999              $10,767                      $11,438            $10,445
 8/31/1999              $10,627                      $11,346            $10,470
 9/30/1999              $10,615                      $11,351            $10,520
10/31/1999              $10,424                      $11,228            $10,539
11/30/1999              $10,501                      $11,347            $10,545
12/31/1999              $10,398                      $11,263            $10,545
 1/31/2000              $10,315                      $11,214            $10,576
 2/29/2000              $10,434                      $11,344            $10,639
 3/31/2000              $10,685                      $11,592            $10,727
 4/30/2000              $10,621                      $11,523            $10,733
 5/31/2000              $10,558                      $11,463            $10,746
 6/30/2000              $10,812                      $11,767            $10,802
 7/31/2000              $10,965                      $11,931            $10,827
 8/31/2000              $11,139                      $12,115            $10,827
 9/30/2000              $11,084                      $12,052            $10,883
10/31/2000              $11,197                      $12,183            $10,902
11/30/2000              $11,268                      $12,275            $10,909
12/31/2000              $11,476                      $12,579            $10,902
 1/31/2001              $11,527                      $12,703            $10,971
 2/28/2001              $11,567                      $12,744            $11,015
 3/31/2001              $11,649                      $12,858            $11,040
 4/30/2001              $11,539                      $12,719            $11,084
 5/31/2001              $11,633                      $12,855            $11,134
 6/30/2001              $11,749                      $12,941            $11,153
 7/31/2001              $11,953                      $13,133            $11,122
 8/31/2001              $12,103                      $13,350            $11,122
 9/30/2001              $12,043                      $13,305            $11,172
10/31/2001              $12,094                      $13,463            $11,134
11/30/2001              $11,923                      $13,350            $11,115
12/31/2001              $11,819                      $13,223            $11,071
 1/31/2002              $11,948                      $13,453            $11,096
 2/28/2002              $12,101                      $13,615            $11,140
 3/31/2002              $11,882                      $13,348            $11,203
 4/30/2002              $12,058                      $13,609            $11,266
 5/31/2002              $12,098                      $13,692            $11,266
 6/30/2002              $12,207                      $13,836            $11,272
 7/31/2002              $12,362                      $14,014            $11,284
 8/31/2002              $12,506                      $14,183            $11,322
 9/30/2002              $12,800                      $14,494            $11,341
10/31/2002              $12,551                      $14,253            $11,360
11/30/2002              $12,486                      $14,194            $11,360
12/31/2002              $12,725                      $14,494            $11,335
 1/31/2003              $12,682                      $14,457            $11,385
 2/28/2003              $12,863                      $14,659            $11,472
 3/31/2003              $12,879                      $14,668            $11,541
 4/30/2003              $12,967                      $14,765            $11,516
 5/31/2003              $13,281                      $15,110            $11,497
 6/30/2003              $13,273                      $15,046            $11,510
 7/31/2003              $12,807                      $14,520            $11,523
 8/31/2003              $12,908                      $14,628            $11,566
 9/30/2003              $13,288                      $15,058            $11,604
10/31/2003              $13,244                      $14,982            $11,591
11/30/2003              $13,407                      $15,138            $11,560
12/31/2003              $13,532                      $15,264            $11,548
 1/31/2004              $13,683                      $15,351            $11,604
 2/29/2004              $13,896                      $15,582            $11,667
 3/31/2004              $13,873                      $15,528            $11,742
 4/30/2004              $13,502                      $15,160            $11,779
 5/31/2004              $13,418                      $15,105            $11,848
 6/30/2004              $13,483                      $15,160            $11,886
 7/31/2004              $13,736                      $15,360            $11,867
 8/31/2004              $14,016                      $15,667            $11,873
 9/30/2004              $14,119                      $15,751            $11,898
10/31/2004              $14,261                      $15,886            $11,961
11/30/2004              $14,147                      $15,755            $11,967
12/31/2004              $14,352                      $15,947            $11,924
 1/31/2005              $14,546                      $16,096            $11,949
 2/28/2005              $14,533                      $16,043            $12,018
 3/31/2005              $14,468                      $15,942            $12,112
 4/30/2005              $14,716                      $16,193            $12,193
 5/31/2005              $14,833                      $16,308            $12,180
 6/30/2005              $14,912                      $16,409            $12,187
 7/31/2005              $14,833                      $16,335            $12,243
 8/31/2005              $14,847                      $16,500            $12,306
 9/30/2005              $14,741                      $16,388            $12,456
10/31/2005              $14,634                      $16,289            $12,481
11/30/2005              $14,688                      $16,367            $12,381
12/31/2005              $14,835                      $16,508            $12,331
 1/31/2006              $14,849                      $16,552            $12,425
 2/28/2006              $15,011                      $16,664            $12,450
 3/31/2006              $14,901                      $16,549            $12,519
 4/30/2006              $14,887                      $16,543            $12,625
 5/31/2006              $14,927                      $16,617            $12,688
 6/30/2006              $14,899                      $16,554            $12,713
 7/31/2006              $15,049                      $16,751            $12,751
 8/31/2006              $15,269                      $17,000            $12,776
 9/30/2006              $15,379                      $17,118            $12,713
10/31/2006              $15,489                      $17,225            $12,644
11/30/2006              $15,642                      $17,369            $12,625
12/31/2006              $15,599                      $17,307            $12,644
 1/31/2007              $15,556                      $17,263            $12,683
 2/28/2007              $15,758                      $17,490            $12,751

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS A                           2/28/07
-----------------------------------------
1-Year                             +0.60%
-----------------------------------------
5-Year                             +4.51%
-----------------------------------------
10-Year                            +4.65%
-----------------------------------------

CLASS B (2/1/00-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Arizona Tax-free         Lehman Brothers
   Date               Income Fund            Municipal Bond Index 8      CPI 8
--------------------------------------------------------------------------------
  2/1/2000              $10,000                      $10,000            $10,000
 2/29/2000              $10,105                      $10,116            $10,059
 3/31/2000              $10,343                      $10,337            $10,142
 4/30/2000              $10,286                      $10,276            $10,148
 5/31/2000              $10,221                      $10,223            $10,160
 6/30/2000              $10,461                      $10,494            $10,213
 7/31/2000              $10,613                      $10,640            $10,237
 8/31/2000              $10,775                      $10,804            $10,237
 9/30/2000              $10,718                      $10,747            $10,290
10/31/2000              $10,821                      $10,865            $10,308
11/30/2000              $10,895                      $10,947            $10,314
12/31/2000              $11,081                      $11,217            $10,308
 1/31/2001              $11,124                      $11,328            $10,373
 2/28/2001              $11,158                      $11,364            $10,415
 3/31/2001              $11,242                      $11,466            $10,438
 4/30/2001              $11,120                      $11,342            $10,480
 5/31/2001              $11,215                      $11,464            $10,527
 6/30/2001              $11,322                      $11,541            $10,545
 7/31/2001              $11,512                      $11,712            $10,515
 8/31/2001              $11,651                      $11,905            $10,515
 9/30/2001              $11,588                      $11,865            $10,563
10/31/2001              $11,632                      $12,006            $10,527
11/30/2001              $11,474                      $11,905            $10,509
12/31/2001              $11,358                      $11,792            $10,468
 1/31/2002              $11,476                      $11,997            $10,492
 2/28/2002              $11,627                      $12,141            $10,533
 3/31/2002              $11,402                      $11,903            $10,592
 4/30/2002              $11,575                      $12,136            $10,652
 5/31/2002              $11,598                      $12,210            $10,652
 6/30/2002              $11,707                      $12,339            $10,658
 7/31/2002              $11,850                      $12,498            $10,669
 8/31/2002              $11,971                      $12,648            $10,705
 9/30/2002              $12,257                      $12,925            $10,723
10/31/2002              $12,014                      $12,711            $10,741
11/30/2002              $11,946                      $12,658            $10,741
12/31/2002              $12,168                      $12,925            $10,717
 1/31/2003              $12,122                      $12,892            $10,764
 2/28/2003              $12,299                      $13,072            $10,847
 3/31/2003              $12,298                      $13,080            $10,912
 4/30/2003              $12,375                      $13,167            $10,889
 5/31/2003              $12,668                      $13,475            $10,871
 6/30/2003              $12,655                      $13,418            $10,883
 7/31/2003              $12,207                      $12,948            $10,895
 8/31/2003              $12,297                      $13,045            $10,936
 9/30/2003              $12,652                      $13,428            $10,972
10/31/2003              $12,604                      $13,361            $10,960
11/30/2003              $12,753                      $13,500            $10,930
12/31/2003              $12,866                      $13,612            $10,918
 1/31/2004              $13,003                      $13,690            $10,972
 2/29/2004              $13,198                      $13,896            $11,031
 3/31/2004              $13,171                      $13,847            $11,102
 4/30/2004              $12,814                      $13,519            $11,137
 5/31/2004              $12,740                      $13,470            $11,203
 6/30/2004              $12,795                      $13,519            $11,238
 7/31/2004              $13,028                      $13,697            $11,220
 8/31/2004              $13,286                      $13,972            $11,226
 9/30/2004              $13,377                      $14,046            $11,250
10/31/2004              $13,505                      $14,167            $11,309
11/30/2004              $13,391                      $14,050            $11,315
12/31/2004              $13,578                      $14,221            $11,274
 1/31/2005              $13,754                      $14,354            $11,297
 2/28/2005              $13,736                      $14,307            $11,363
 3/31/2005              $13,681                      $14,216            $11,451
 4/30/2005              $13,895                      $14,441            $11,528
 5/31/2005              $13,999                      $14,543            $11,517
 6/30/2005              $14,067                      $14,633            $11,523
 7/31/2005              $13,986                      $14,567            $11,576
 8/31/2005              $13,993                      $14,714            $11,635
 9/30/2005              $13,887                      $14,615            $11,777
10/31/2005              $13,781                      $14,526            $11,801
11/30/2005              $13,825                      $14,596            $11,706
12/31/2005              $13,957                      $14,721            $11,659
 1/31/2006              $13,963                      $14,761            $11,748
 2/28/2006              $14,108                      $14,860            $11,771
 3/31/2006              $13,999                      $14,758            $11,836
 4/30/2006              $13,980                      $14,752            $11,937
 5/31/2006              $14,010                      $14,818            $11,996
 6/30/2006              $13,978                      $14,762            $12,020
 7/31/2006              $14,112                      $14,938            $12,056
 8/31/2006              $14,310                      $15,160            $12,079
 9/30/2006              $14,419                      $15,265            $12,020
10/31/2006              $14,503                      $15,361            $11,955
11/30/2006              $14,652                      $15,489            $11,937
12/31/2006              $14,592                      $15,434            $11,955
 1/31/2007              $14,545                      $15,395            $11,991
 2/28/2007              $14,746                      $15,597            $12,056

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS B                           2/28/07
-----------------------------------------
1-Year                             +0.45%
-----------------------------------------
5-Year                             +4.51%
-----------------------------------------
Since Inception (2/1/00)           +5.64%
-----------------------------------------


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS C                           2/28/07
-----------------------------------------
1-Year                             +3.42%
-----------------------------------------
5-Year                             +4.84%
-----------------------------------------
10-Year                            +4.55%
-----------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Arizona Tax-free         Lehman Brothers
   Date               Income Fund            Municipal Bond Index 8      CPI 8
--------------------------------------------------------------------------------
  3/1/1997              $10,000                      $10,000            $10,000
 3/31/1997              $ 9,894                      $ 9,867            $10,025
 4/30/1997              $ 9,971                      $ 9,949            $10,038
 5/31/1997              $10,084                      $10,099            $10,031
 6/30/1997              $10,162                      $10,207            $10,044
 7/31/1997              $10,394                      $10,489            $10,056
 8/31/1997              $10,328                      $10,391            $10,075
 9/30/1997              $10,434                      $10,514            $10,100
10/31/1997              $10,485                      $10,582            $10,125
11/30/1997              $10,546                      $10,644            $10,119
12/31/1997              $10,676                      $10,799            $10,107
 1/31/1998              $10,765                      $10,911            $10,125
 2/28/1998              $10,771                      $10,914            $10,144
 3/31/1998              $10,766                      $10,924            $10,163
 4/30/1998              $10,732                      $10,875            $10,182
 5/31/1998              $10,860                      $11,047            $10,201
 6/30/1998              $10,897                      $11,090            $10,213
 7/31/1998              $10,911                      $11,118            $10,226
 8/31/1998              $11,049                      $11,290            $10,238
 9/30/1998              $11,186                      $11,430            $10,251
10/31/1998              $11,160                      $11,430            $10,276
11/30/1998              $11,191                      $11,470            $10,276
12/31/1998              $11,198                      $11,499            $10,269
 1/31/1999              $11,308                      $11,636            $10,294
 2/28/1999              $11,261                      $11,585            $10,307
 3/31/1999              $11,303                      $11,601            $10,338
 4/30/1999              $11,315                      $11,630            $10,414
 5/31/1999              $11,258                      $11,563            $10,414
 6/30/1999              $11,086                      $11,396            $10,414
 7/31/1999              $11,108                      $11,438            $10,445
 8/31/1999              $10,960                      $11,346            $10,470
 9/30/1999              $10,942                      $11,351            $10,520
10/31/1999              $10,742                      $11,228            $10,539
11/30/1999              $10,815                      $11,347            $10,545
12/31/1999              $10,705                      $11,263            $10,545
 1/31/2000              $10,616                      $11,214            $10,576
 2/29/2000              $10,732                      $11,344            $10,639
 3/31/2000              $10,984                      $11,592            $10,727
 4/30/2000              $10,914                      $11,523            $10,733
 5/31/2000              $10,844                      $11,463            $10,746
 6/30/2000              $11,099                      $11,767            $10,802
 7/31/2000              $11,249                      $11,931            $10,827
 8/31/2000              $11,421                      $12,115            $10,827
 9/30/2000              $11,371                      $12,052            $10,883
10/31/2000              $11,470                      $12,183            $10,902
11/30/2000              $11,548                      $12,275            $10,909
12/31/2000              $11,754                      $12,579            $10,902
 1/31/2001              $11,789                      $12,703            $10,971
 2/28/2001              $11,824                      $12,744            $11,015
 3/31/2001              $11,913                      $12,858            $11,040
 4/30/2001              $11,785                      $12,719            $11,084
 5/31/2001              $11,885                      $12,855            $11,134
 6/30/2001              $11,998                      $12,941            $11,153
 7/31/2001              $12,199                      $13,133            $11,122
 8/31/2001              $12,346                      $13,350            $11,122
 9/30/2001              $12,280                      $13,305            $11,172
10/31/2001              $12,326                      $13,463            $11,134
11/30/2001              $12,147                      $13,350            $11,115
12/31/2001              $12,036                      $13,223            $11,071
 1/31/2002              $12,161                      $13,453            $11,096
 2/28/2002              $12,321                      $13,615            $11,140
 3/31/2002              $12,083                      $13,348            $11,203
 4/30/2002              $12,266                      $13,609            $11,266
 5/31/2002              $12,290                      $13,692            $11,266
 6/30/2002              $12,405                      $13,836            $11,272
 7/31/2002              $12,556                      $14,014            $11,284
 8/31/2002              $12,696                      $14,183            $11,322
 9/30/2002              $12,986                      $14,494            $11,341
10/31/2002              $12,729                      $14,253            $11,360
11/30/2002              $12,658                      $14,194            $11,360
12/31/2002              $12,892                      $14,494            $11,335
 1/31/2003              $12,843                      $14,457            $11,385
 2/28/2003              $13,020                      $14,659            $11,472
 3/31/2003              $13,030                      $14,668            $11,541
 4/30/2003              $13,113                      $14,765            $11,516
 5/31/2003              $13,422                      $15,110            $11,497
 6/30/2003              $13,407                      $15,046            $11,510
 7/31/2003              $12,934                      $14,520            $11,523
 8/31/2003              $13,028                      $14,628            $11,566
 9/30/2003              $13,402                      $15,058            $11,604
10/31/2003              $13,351                      $14,982            $11,591
11/30/2003              $13,507                      $15,138            $11,560
12/31/2003              $13,626                      $15,264            $11,548
 1/31/2004              $13,783                      $15,351            $11,604
 2/29/2004              $13,990                      $15,582            $11,667
 3/31/2004              $13,961                      $15,528            $11,742
 4/30/2004              $13,572                      $15,160            $11,779
 5/31/2004              $13,495                      $15,105            $11,848
 6/30/2004              $13,553                      $15,160            $11,886
 7/31/2004              $13,799                      $15,360            $11,867
 8/31/2004              $14,071                      $15,667            $11,873
 9/30/2004              $14,168                      $15,751            $11,898
10/31/2004              $14,302                      $15,886            $11,961
11/30/2004              $14,182                      $15,755            $11,967
12/31/2004              $14,380                      $15,947            $11,924
 1/31/2005              $14,565                      $16,096            $11,949
 2/28/2005              $14,559                      $16,043            $12,018
 3/31/2005              $14,488                      $15,942            $12,112
 4/30/2005              $14,714                      $16,193            $12,193
 5/31/2005              $14,837                      $16,308            $12,180
 6/30/2005              $14,908                      $16,409            $12,187
 7/31/2005              $14,810                      $16,335            $12,243
 8/31/2005              $14,830                      $16,500            $12,306
 9/30/2005              $14,705                      $16,388            $12,456
10/31/2005              $14,606                      $16,289            $12,481
11/30/2005              $14,639                      $16,367            $12,381
12/31/2005              $14,791                      $16,508            $12,331
 1/31/2006              $14,798                      $16,552            $12,425
 2/28/2006              $14,951                      $16,664            $12,450
 3/31/2006              $14,823                      $16,549            $12,519
 4/30/2006              $14,802                      $16,543            $12,625
 5/31/2006              $14,834                      $16,617            $12,688
 6/30/2006              $14,799                      $16,554            $12,713
 7/31/2006              $14,954                      $16,751            $12,751
 8/31/2006              $15,163                      $17,000            $12,776
 9/30/2006              $15,278                      $17,118            $12,713
10/31/2006              $15,367                      $17,225            $12,644
11/30/2006              $15,510                      $17,369            $12,625
12/31/2006              $15,461                      $17,307            $12,644
 1/31/2007              $15,411                      $17,263            $12,683
 2/28/2007              $15,599                      $17,490            $12,751

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Arizona personal income tax rate of 37.95%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


16 | Annual Report

Your Fund's Expenses

FRANKLIN ARIZONA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT           ENDING ACCOUNT           EXPENSES PAID DURING
CLASS A                                                 VALUE 9/1/06               VALUE 2/28/07          PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,032.20                      $3.17
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,021.67                      $3.16
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,029.30                      $5.89
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,018.99                      $5.86
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,029.20                      $5.94
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,018.94                      $5.91
----------------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.63%; B: 1.17%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


18 | Annual Report

Franklin Colorado Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .........................................   64.4%
AA ..........................................    8.1%
A ...........................................    6.6%
BBB .........................................    6.2%
Not Rated by S&P ............................   14.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                         MOODY'S       FITCH   INTERNAL
AAA or Aaa                         8.9%          --         --
AA or Aa                           0.3%          --       0.1%
A                                  2.5%        0.1%         --
BBB or Baa                         1.9%        0.9%         --
--------------------------------------------------------------
Total                             13.6%        1.0%       0.1%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Colorado Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, increased from $12.03 on February 28, 2006, to $12.10 on February 28, 2007. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 106.


                                                              Annual Report | 19

DIVIDEND DISTRIBUTIONS 2
Franklin Colorado Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                        ------------------------
MONTH                                                     CLASS A       CLASS C
--------------------------------------------------------------------------------
March 2006                                              4.40 cents    3.84 cents
--------------------------------------------------------------------------------
April 2006                                              4.40 cents    3.84 cents
--------------------------------------------------------------------------------
May 2006                                                4.40 cents    3.84 cents
--------------------------------------------------------------------------------
June 2006                                               4.36 cents    3.82 cents
--------------------------------------------------------------------------------
July 2006                                               4.36 cents    3.82 cents
--------------------------------------------------------------------------------
August 2006                                             4.36 cents    3.82 cents
--------------------------------------------------------------------------------
September 2006                                          4.36 cents    3.82 cents
--------------------------------------------------------------------------------
October 2006                                            4.36 cents    3.82 cents
--------------------------------------------------------------------------------
November 2006                                           4.28 cents    3.74 cents
--------------------------------------------------------------------------------
December 2006                                           4.19 cents    3.63 cents
--------------------------------------------------------------------------------
January 2007                                            4.19 cents    3.63 cents
--------------------------------------------------------------------------------
February 2007                                           4.19 cents    3.63 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 51.95 cents per share for the same period. 2 The Performance Summary beginning on page 23 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.98% based on an annualization of the current 4.19 cent per share dividend and the maximum offering price of $12.64 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Colorado personal income tax bracket of 38.01% would need to earn a distribution rate of 6.42% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Colorado's growing population and workforce are well supported by a healthy and diverse economy, the resulting employment and personal income growth, and

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


20 | Annual Report
relatively low costs of living and doing business. Although the high tech sector continued to be weak, the state gained jobs in the financial services, health, education, leisure, hospitality and construction industries. Colorado is a wealthy state with per-capita income levels above the U.S. average. Unemployment, at 3.8% in February 2007, was below the 4.5% national jobless rate. 3

State general fund revenues increased 13.1% in fiscal year 2006 partly due to strong economic growth. 4 The state's fiscal condition over the next several years will also continue to benefit from voters' approval of Referendum C, which suspended the state constitution's spending limit through 2010. Without this greater budget flexibility to retain and spend additional revenues, Colorado would have faced substantial tax refund requirements and associated budget cuts because prior spending limit calculations were based on the amount of state revenues collected at a recessionary low point in fiscal year 2003.

Constitutional prohibitions on general obligation debt have resulted in very low debt levels. State tax-supported debt, consisting entirely of general fund lease obligations, was about $346 million or $75 per capita. 4 Although state debt issuance is expected to remain low, large transportation needs and deferred capital maintenance funding left over from Colorado's recent economic difficulties could increase the state's interest in issuing additional lease obligation financing.

According to independent credit rating agency Standard & Poor's, Colorado's general credit outlook is stable with a rating of AA, which reflects a favorable trend of economic recovery, low debt burden and the state's history of mid-year budget corrections. 5

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

PORTFOLIO BREAKDOWN
Franklin Colorado Tax-Free Income Fund 2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                17.9%
--------------------------------------------------------------------------------
Utilities                                                                  15.9%
--------------------------------------------------------------------------------
Transportation                                                             13.5%
--------------------------------------------------------------------------------
General Obligation                                                         13.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     11.3%
--------------------------------------------------------------------------------
Tax-Supported                                                               9.8%
--------------------------------------------------------------------------------
Higher Education                                                            7.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        5.9%
--------------------------------------------------------------------------------
Housing                                                                     3.7%
--------------------------------------------------------------------------------
Corporate-Backed                                                            1.9%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: State Review: Colorado," RATINGSDIRECT, 10/25/06.

5.    This does not indicate Standard & Poor's rating of the Fund.


                                                              Annual Report | 21

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


22 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRCOX)                                 CHANGE         2/28/07      2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.07          $12.10       $12.03
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.5195
---------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCOIX)                                 CHANGE         2/28/07      2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.07          $12.19       $12.12
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.4533
---------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +5.04%       +28.62%            +68.44%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +0.61%        +4.26%             +4.90%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +0.79%        +4.47%             +4.97%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.98%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.42%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.38%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.45%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           0.69%
----------------------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.43%       +25.14%            +59.60%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +3.43%        +4.59%             +4.79%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +3.75%        +4.82%             +4.87%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.56%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.74%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.98%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.81%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.24%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 23

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                2/28/07
----------------------------------------------
1-Year                                  +0.61%
----------------------------------------------
5-Year                                  +4.26%
----------------------------------------------
10-Year                                 +4.90%
----------------------------------------------

CLASS A (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin Colorado Tax-Free     Lehman Brothers
   Date              Income Fund          Municipal Bond Index 8    CPI 8
--------------------------------------------------------------------------
  3/1/1997            $ 9,578                    $10,000           $10,000
 3/31/1997            $ 9,468                    $ 9,867           $10,025
 4/30/1997            $ 9,546                    $ 9,949           $10,038
 5/31/1997            $ 9,656                    $10,099           $10,031
 6/30/1997            $ 9,759                    $10,207           $10,044
 7/31/1997            $10,003                    $10,489           $10,056
 8/31/1997            $ 9,916                    $10,391           $10,075
 9/30/1997            $10,051                    $10,514           $10,100
10/31/1997            $10,112                    $10,582           $10,125
11/30/1997            $10,181                    $10,644           $10,119
12/31/1997            $10,331                    $10,799           $10,107
 1/31/1998            $10,435                    $10,911           $10,125
 2/28/1998            $10,428                    $10,914           $10,144
 3/31/1998            $10,447                    $10,924           $10,163
 4/30/1998            $10,414                    $10,875           $10,182
 5/31/1998            $10,572                    $11,047           $10,201
 6/30/1998            $10,615                    $11,090           $10,213
 7/31/1998            $10,632                    $11,118           $10,226
 8/31/1998            $10,765                    $11,290           $10,238
 9/30/1998            $10,889                    $11,430           $10,251
10/31/1998            $10,863                    $11,430           $10,276
11/30/1998            $10,907                    $11,470           $10,276
12/31/1998            $10,922                    $11,499           $10,269
 1/31/1999            $11,022                    $11,636           $10,294
 2/28/1999            $10,977                    $11,585           $10,307
 3/31/1999            $11,013                    $11,601           $10,338
 4/30/1999            $11,021                    $11,630           $10,414
 5/31/1999            $10,956                    $11,563           $10,414
 6/30/1999            $10,800                    $11,396           $10,414
 7/31/1999            $10,809                    $11,438           $10,445
 8/31/1999            $10,659                    $11,346           $10,470
 9/30/1999            $10,640                    $11,351           $10,520
10/31/1999            $10,452                    $11,228           $10,539
11/30/1999            $10,555                    $11,347           $10,545
12/31/1999            $10,431                    $11,263           $10,545
 1/31/2000            $10,326                    $11,214           $10,576
 2/29/2000            $10,469                    $11,344           $10,639
 3/31/2000            $10,747                    $11,592           $10,727
 4/30/2000            $10,679                    $11,523           $10,733
 5/31/2000            $10,602                    $11,463           $10,746
 6/30/2000            $10,883                    $11,767           $10,802
 7/31/2000            $11,020                    $11,931           $10,827
 8/31/2000            $11,196                    $12,115           $10,827
 9/30/2000            $11,117                    $12,052           $10,883
10/31/2000            $11,245                    $12,183           $10,902
11/30/2000            $11,335                    $12,275           $10,909
12/31/2000            $11,644                    $12,579           $10,902
 1/31/2001            $11,734                    $12,703           $10,971
 2/28/2001            $11,784                    $12,744           $11,015
 3/31/2001            $11,874                    $12,858           $11,040
 4/30/2001            $11,792                    $12,719           $11,084
 5/31/2001            $11,893                    $12,855           $11,134
 6/30/2001            $12,036                    $12,941           $11,153
 7/31/2001            $12,231                    $13,133           $11,122
 8/31/2001            $12,438                    $13,350           $11,122
 9/30/2001            $12,342                    $13,305           $11,172
10/31/2001            $12,476                    $13,463           $11,134
11/30/2001            $12,380                    $13,350           $11,115
12/31/2001            $12,232                    $13,223           $11,071
 1/31/2002            $12,430                    $13,453           $11,096
 2/28/2002            $12,546                    $13,615           $11,140
 3/31/2002            $12,373                    $13,348           $11,203
 4/30/2002            $12,532                    $13,609           $11,266
 5/31/2002            $12,606                    $13,692           $11,266
 6/30/2002            $12,723                    $13,836           $11,272
 7/31/2002            $12,873                    $14,014           $11,284
 8/31/2002            $12,991                    $14,183           $11,322
 9/30/2002            $13,294                    $14,494           $11,341
10/31/2002            $13,007                    $14,253           $11,360
11/30/2002            $12,949                    $14,194           $11,360
12/31/2002            $13,222                    $14,494           $11,335
 1/31/2003            $13,185                    $14,457           $11,385
 2/28/2003            $13,379                    $14,659           $11,472
 3/31/2003            $13,351                    $14,668           $11,541
 4/30/2003            $13,446                    $14,765           $11,516
 5/31/2003            $13,755                    $15,110           $11,497
 6/30/2003            $13,703                    $15,046           $11,510
 7/31/2003            $13,219                    $14,520           $11,523
 8/31/2003            $13,338                    $14,628           $11,566
 9/30/2003            $13,709                    $15,058           $11,604
10/31/2003            $13,623                    $14,982           $11,591
11/30/2003            $13,778                    $15,138           $11,560
12/31/2003            $13,911                    $15,264           $11,548
 1/31/2004            $14,021                    $15,351           $11,604
 2/29/2004            $14,236                    $15,582           $11,667
 3/31/2004            $14,195                    $15,528           $11,742
 4/30/2004            $13,837                    $15,160           $11,779
 5/31/2004            $13,785                    $15,105           $11,848
 6/30/2004            $13,815                    $15,160           $11,886
 7/31/2004            $14,023                    $15,360           $11,867
 8/31/2004            $14,267                    $15,667           $11,873
 9/30/2004            $14,357                    $15,751           $11,898
10/31/2004            $14,495                    $15,886           $11,961
11/30/2004            $14,369                    $15,755           $11,967
12/31/2004            $14,581                    $15,947           $11,924
 1/31/2005            $14,769                    $16,096           $11,949
 2/28/2005            $14,714                    $16,043           $12,018
 3/31/2005            $14,671                    $15,942           $12,112
 4/30/2005            $14,898                    $16,193           $12,193
 5/31/2005            $15,002                    $16,308           $12,180
 6/30/2005            $15,070                    $16,409           $12,187
 7/31/2005            $15,026                    $16,335           $12,243
 8/31/2005            $15,181                    $16,500           $12,306
 9/30/2005            $15,087                    $16,388           $12,456
10/31/2005            $14,992                    $16,289           $12,481
11/30/2005            $15,073                    $16,367           $12,381
12/31/2005            $15,218                    $16,508           $12,331
 1/31/2006            $15,236                    $16,552           $12,425
 2/28/2006            $15,369                    $16,664           $12,450
 3/31/2006            $15,271                    $16,549           $12,519
 4/30/2006            $15,263                    $16,543           $12,625
 5/31/2006            $15,307                    $16,617           $12,688
 6/30/2006            $15,260                    $16,554           $12,713
 7/31/2006            $15,420                    $16,751           $12,751
 8/31/2006            $15,646                    $17,000           $12,776
 9/30/2006            $15,756                    $17,118           $12,713
10/31/2006            $15,866                    $17,225           $12,644
11/30/2006            $16,027                    $17,369           $12,625
12/31/2006            $15,964                    $17,307           $12,644
 1/31/2007            $15,940                    $17,263           $12,683
 2/28/2007            $16,133                    $17,490           $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                                2/28/07
----------------------------------------------
1-Year                                  +3.43%
----------------------------------------------
5-Year                                  +4.59%
----------------------------------------------
10-Year                                 +4.79%
----------------------------------------------

CLASS C (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin Colorado Tax-Free      Lehman Brothers
   Date              Income Fund          Municipal Bond Index 8    CPI 8
--------------------------------------------------------------------------
  3/1/1997             $10,000                   $10,000           $10,000
 3/31/1997             $ 9,881                   $ 9,867           $10,025
 4/30/1997             $ 9,957                   $ 9,949           $10,038
 5/31/1997             $10,067                   $10,099           $10,031
 6/30/1997             $10,177                   $10,207           $10,044
 7/31/1997             $10,417                   $10,489           $10,056
 8/31/1997             $10,331                   $10,391           $10,075
 9/30/1997             $10,458                   $10,514           $10,100
10/31/1997             $10,515                   $10,582           $10,125
11/30/1997             $10,591                   $10,644           $10,119
12/31/1997             $10,741                   $10,799           $10,107
 1/31/1998             $10,844                   $10,911           $10,125
 2/28/1998             $10,840                   $10,914           $10,144
 3/31/1998             $10,845                   $10,924           $10,163
 4/30/1998             $10,806                   $10,875           $10,182
 5/31/1998             $10,965                   $11,047           $10,201
 6/30/1998             $11,004                   $11,090           $10,213
 7/31/1998             $11,026                   $11,118           $10,226
 8/31/1998             $11,158                   $11,290           $10,238
 9/30/1998             $11,280                   $11,430           $10,251
10/31/1998             $11,248                   $11,430           $10,276
11/30/1998             $11,288                   $11,470           $10,276
12/31/1998             $11,299                   $11,499           $10,269
 1/31/1999             $11,396                   $11,636           $10,294
 2/28/1999             $11,344                   $11,585           $10,307
 3/31/1999             $11,375                   $11,601           $10,338
 4/30/1999             $11,379                   $11,630           $10,414
 5/31/1999             $11,316                   $11,563           $10,414
 6/30/1999             $11,142                   $11,396           $10,414
 7/31/1999             $11,145                   $11,438           $10,445
 8/31/1999             $10,987                   $11,346           $10,470
 9/30/1999             $10,953                   $11,351           $10,520
10/31/1999             $10,755                   $11,228           $10,539
11/30/1999             $10,855                   $11,347           $10,545
12/31/1999             $10,733                   $11,263           $10,545
 1/31/2000             $10,621                   $11,214           $10,576
 2/29/2000             $10,762                   $11,344           $10,639
 3/31/2000             $11,032                   $11,592           $10,727
 4/30/2000             $10,958                   $11,523           $10,733
 5/31/2000             $10,884                   $11,463           $10,746
 6/30/2000             $11,167                   $11,767           $10,802
 7/31/2000             $11,301                   $11,931           $10,827
 8/31/2000             $11,476                   $12,115           $10,827
 9/30/2000             $11,389                   $12,052           $10,883
10/31/2000             $11,515                   $12,183           $10,902
11/30/2000             $11,611                   $12,275           $10,909
12/31/2000             $11,921                   $12,579           $10,902
 1/31/2001             $12,006                   $12,703           $10,971
 2/28/2001             $12,041                   $12,744           $11,015
 3/31/2001             $12,138                   $12,858           $11,040
 4/30/2001             $12,038                   $12,719           $11,084
 5/31/2001             $12,136                   $12,855           $11,134
 6/30/2001             $12,286                   $12,941           $11,153
 7/31/2001             $12,478                   $13,133           $11,122
 8/31/2001             $12,682                   $13,350           $11,122
 9/30/2001             $12,569                   $13,305           $11,172
10/31/2001             $12,710                   $13,463           $11,134
11/30/2001             $12,596                   $13,350           $11,115
12/31/2001             $12,451                   $13,223           $11,071
 1/31/2002             $12,646                   $13,453           $11,096
 2/28/2002             $12,756                   $13,615           $11,140
 3/31/2002             $12,566                   $13,348           $11,203
 4/30/2002             $12,731                   $13,609           $11,266
 5/31/2002             $12,800                   $13,692           $11,266
 6/30/2002             $12,912                   $13,836           $11,272
 7/31/2002             $13,058                   $14,014           $11,284
 8/31/2002             $13,171                   $14,183           $11,322
 9/30/2002             $13,470                   $14,494           $11,341
10/31/2002             $13,175                   $14,253           $11,360
11/30/2002             $13,110                   $14,194           $11,360
12/31/2002             $13,391                   $14,494           $11,335
 1/31/2003             $13,336                   $14,457           $11,385
 2/28/2003             $13,537                   $14,659           $11,472
 3/31/2003             $13,491                   $14,668           $11,541
 4/30/2003             $13,581                   $14,765           $11,516
 5/31/2003             $13,886                   $15,110           $11,497
 6/30/2003             $13,838                   $15,046           $11,510
 7/31/2003             $13,346                   $14,520           $11,523
 8/31/2003             $13,458                   $14,628           $11,566
 9/30/2003             $13,823                   $15,058           $11,604
10/31/2003             $13,730                   $14,982           $11,591
11/30/2003             $13,878                   $15,138           $11,560
12/31/2003             $13,993                   $15,264           $11,548
 1/31/2004             $14,097                   $15,351           $11,604
 2/29/2004             $14,318                   $15,582           $11,667
 3/31/2004             $14,270                   $15,528           $11,742
 4/30/2004             $13,907                   $15,160           $11,779
 5/31/2004             $13,848                   $15,105           $11,848
 6/30/2004             $13,871                   $15,160           $11,886
 7/31/2004             $14,060                   $15,360           $11,867
 8/31/2004             $14,309                   $15,667           $11,873
 9/30/2004             $14,392                   $15,751           $11,898
10/31/2004             $14,524                   $15,886           $11,961
11/30/2004             $14,391                   $15,755           $11,967
12/31/2004             $14,607                   $15,947           $11,924
 1/31/2005             $14,776                   $16,096           $11,949
 2/28/2005             $14,727                   $16,043           $12,018
 3/31/2005             $14,665                   $15,942           $12,112
 4/30/2005             $14,883                   $16,193           $12,193
 5/31/2005             $14,980                   $16,308           $12,180
 6/30/2005             $15,052                   $16,409           $12,187
 7/31/2005             $14,990                   $16,335           $12,243
 8/31/2005             $15,137                   $16,500           $12,306
 9/30/2005             $15,036                   $16,388           $12,456
10/31/2005             $14,948                   $16,289           $12,481
11/30/2005             $15,009                   $16,367           $12,381
12/31/2005             $15,145                   $16,508           $12,331
 1/31/2006             $15,156                   $16,552           $12,425
 2/28/2006             $15,293                   $16,664           $12,450
 3/31/2006             $15,177                   $16,549           $12,519
 4/30/2006             $15,162                   $16,543           $12,625
 5/31/2006             $15,198                   $16,617           $12,688
 6/30/2006             $15,157                   $16,554           $12,713
 7/31/2006             $15,296                   $16,751           $12,751
 8/31/2006             $15,512                   $17,000           $12,776
 9/30/2006             $15,625                   $17,118           $12,713
10/31/2006             $15,713                   $17,225           $12,644
11/30/2006             $15,879                   $17,369           $12,625
12/31/2006             $15,809                   $17,307           $12,644
 1/31/2007             $15,765                   $17,263           $12,683
 2/28/2007             $15,960                   $17,490           $12,751


24 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Colorado personal income tax rate of 38.01%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 25

Your Fund's Expenses

FRANKLIN COLORADO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


26 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/06       VALUE 2/28/07   PERIOD* 9/1/06-2/28/07
------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,031.30               $3.42
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.42               $3.41
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,029.10               $6.19
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.70               $6.16
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 27

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .........................................    56.3%
AA ..........................................    16.9%
A ...........................................     3.2%
BBB .........................................    15.6%
Below Investment Grade ......................     1.4%
Not Rated by S&P ............................     6.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                         MOODY'S    FITCH
AAA or Aaa                         5.0%      --
BBB or Baa                          --      0.3%
Below Investment Grade             1.3%      --
------------------------------------------------
Total                              6.3%     0.3%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Connecticut Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.10 on February 28, 2006, to $11.13 on February 28, 2007. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 113.


28 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Connecticut Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                   CLASS A         CLASS C
--------------------------------------------------------------------------------
March 2006                                            3.92 cents      3.40 cents
--------------------------------------------------------------------------------
April 2006                                            3.92 cents      3.40 cents
--------------------------------------------------------------------------------
May 2006                                              3.92 cents      3.40 cents
--------------------------------------------------------------------------------
June 2006                                             3.92 cents      3.41 cents
--------------------------------------------------------------------------------
July 2006                                             3.92 cents      3.41 cents
--------------------------------------------------------------------------------
August 2006                                           3.92 cents      3.41 cents
--------------------------------------------------------------------------------
September 2006                                        3.87 cents      3.37 cents
--------------------------------------------------------------------------------
October 2006                                          3.87 cents      3.37 cents
--------------------------------------------------------------------------------
November 2006                                         3.87 cents      3.37 cents
--------------------------------------------------------------------------------
December 2006                                         3.86 cents      3.34 cents
--------------------------------------------------------------------------------
January 2007                                          3.86 cents      3.34 cents
--------------------------------------------------------------------------------
February 2007                                         3.86 cents      3.34 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 46.83 cents per share for the same period. 2 The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.93% based on an annualization of the current 3.81 cent per share dividend and the maximum offering price of $11.62 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Connecticut personal income tax bracket of 38.25% would need to earn a distribution rate of 6.36% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Connecticut's economy is highly developed and urbanized, and the population exhibits high wealth and income levels. Although the economy showed signs

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 29

PORTFOLIO BREAKDOWN
Franklin Connecticut Tax-Free Income Fund 2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                  21.0%
--------------------------------------------------------------------------------
Higher Education                                                           20.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     18.9%
--------------------------------------------------------------------------------
Prerefunded                                                                14.0%
--------------------------------------------------------------------------------
Other Revenue                                                               9.0%
--------------------------------------------------------------------------------
General Obligation                                                          8.7%
--------------------------------------------------------------------------------
Housing                                                                     3.3%
--------------------------------------------------------------------------------
Transportation                                                              1.9%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.5%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        1.1%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

of recovery, job creation lagged the nation's and remained well below its peak in 2000. The education and health services sectors led job growth, while the trade, transportation and utilities sectors were weak. Manufacturing job losses slowed, and the financial services industry showed steady job growth. In February 2007, state unemployment was 4.2%, compared with the 4.5% national rate. 3

Recent economic recovery contributed to Connecticut's improving financial operations. Fiscal year 2007 exhibited strong tax revenue growth, as personal and corporate taxes exceeded expectations. As of November 1, 2006, the state projected that the general fund could end the current fiscal year with a $266 million surplus. 4 However, Connecticut could face additional spending pressures from large, accrued, unfunded pension liabilities.

Connecticut's debt is significantly higher than historical levels. Net debt equaled 6.0% of personal income and debt per capita was $2,973. 4 However, these high debt levels are mitigated by the state's very high wealth levels and above-average debt retirement.

Independent credit rating agency Standard & Poor's assigned the state's general obligation bonds a rating of AA with a stable outlook, reflecting the state's improving revenue trends, progress toward replenishing reserves and continuing signs of economic recovery. 5

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: State Review: Connecticut," RATINGSDIRECT, 12/1/06.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


30 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FXCTX)                             CHANGE   2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.03   $ 11.13     $11.10
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.4683
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCTIX)                             CHANGE   2/28/07    2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.04   $ 11.19    $ 11.15
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.4066
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                             1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                           +4.61%   +27.54%   +64.98%
--------------------------------------------------------------------------------
Average Annual Total Return 2                       +0.19%    +4.08%    +4.68%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                  +0.39%    +4.41%    +4.72%
--------------------------------------------------------------------------------
   Distribution Rate 4                      3.93%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5   6.36%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6              3.38%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5               5.47%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 7        0.71%
--------------------------------------------------------------------------------
CLASS C                                             1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                           +4.10%   +24.16%   +56.39%
--------------------------------------------------------------------------------
Average Annual Total Return 2                       +3.10%    +4.42%    +4.57%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                  +3.27%    +4.75%    +4.62%
--------------------------------------------------------------------------------
   Distribution Rate 4                      3.54%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5   5.73%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6              3.04%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5               4.92%
--------------------------------------------------------------------------------
   Total Annual Operating Expenses 7        1.26%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 31

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                2/28/07
----------------------------------------------
1-Year                                  +0.19%
----------------------------------------------
5-Year                                  +4.08%
----------------------------------------------
10-Year                                 +4.68%
----------------------------------------------

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin Connecticut        Lehman Brothers
      Date          Tax-Free Income Fund    Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
    3/1/1997              $ 9,579                   $10,000             $10,000
   3/31/1997              $ 9,502                   $ 9,867             $10,025
   4/30/1997              $ 9,565                   $ 9,949             $10,038
   5/31/1997              $ 9,691                   $10,099             $10,031
   6/30/1997              $ 9,780                   $10,207             $10,044
   7/31/1997              $10,004                   $10,489             $10,056
   8/31/1997              $ 9,941                   $10,391             $10,075
   9/30/1997              $10,049                   $10,514             $10,100
  10/31/1997              $10,094                   $10,582             $10,125
  11/30/1997              $10,167                   $10,644             $10,119
  12/31/1997              $10,295                   $10,799             $10,107
   1/31/1998              $10,378                   $10,911             $10,125
   2/28/1998              $10,406                   $10,914             $10,144
   3/31/1998              $10,414                   $10,924             $10,163
   4/30/1998              $10,422                   $10,875             $10,182
   5/31/1998              $10,552                   $11,047             $10,201
   6/30/1998              $10,597                   $11,090             $10,213
   7/31/1998              $10,633                   $11,118             $10,226
   8/31/1998              $10,745                   $11,290             $10,238
   9/30/1998              $10,848                   $11,430             $10,251
  10/31/1998              $10,836                   $11,430             $10,276
  11/30/1998              $10,873                   $11,470             $10,276
  12/31/1998              $10,910                   $11,499             $10,269
   1/31/1999              $11,024                   $11,636             $10,294
   2/28/1999              $10,993                   $11,585             $10,307
   3/31/1999              $11,019                   $11,601             $10,338
   4/30/1999              $11,015                   $11,630             $10,414
   5/31/1999              $10,972                   $11,563             $10,414
   6/30/1999              $10,791                   $11,396             $10,414
   7/31/1999              $10,817                   $11,438             $10,445
   8/31/1999              $10,654                   $11,346             $10,470
   9/30/1999              $10,630                   $11,351             $10,520
  10/31/1999              $10,435                   $11,228             $10,539
  11/30/1999              $10,512                   $11,347             $10,545
  12/31/1999              $10,376                   $11,263             $10,545
   1/31/2000              $10,250                   $11,214             $10,576
   2/29/2000              $10,339                   $11,344             $10,639
   3/31/2000              $10,612                   $11,592             $10,727
   4/30/2000              $10,536                   $11,523             $10,733
   5/31/2000              $10,460                   $11,463             $10,746
   6/30/2000              $10,727                   $11,767             $10,802
   7/31/2000              $10,870                   $11,931             $10,827
   8/31/2000              $11,046                   $12,115             $10,827
   9/30/2000              $10,989                   $12,052             $10,883
  10/31/2000              $11,102                   $12,183             $10,902
  11/30/2000              $11,184                   $12,275             $10,909
  12/31/2000              $11,405                   $12,579             $10,902
   1/31/2001              $11,465                   $12,703             $10,971
   2/28/2001              $11,526                   $12,744             $11,015
   3/31/2001              $11,641                   $12,858             $11,040
   4/30/2001              $11,516                   $12,719             $11,084
   5/31/2001              $11,654                   $12,855             $11,134
   6/30/2001              $11,746                   $12,941             $11,153
   7/31/2001              $11,972                   $13,133             $11,122
   8/31/2001              $12,188                   $13,350             $11,122
   9/30/2001              $12,103                   $13,305             $11,172
  10/31/2001              $12,287                   $13,463             $11,134
  11/30/2001              $12,168                   $13,350             $11,115
  12/31/2001              $12,047                   $13,223             $11,071
   1/31/2002              $12,243                   $13,453             $11,096
   2/28/2002              $12,394                   $13,615             $11,140
   3/31/2002              $12,158                   $13,348             $11,203
   4/30/2002              $12,367                   $13,609             $11,266
   5/31/2002              $12,429                   $13,692             $11,266
   6/30/2002              $12,547                   $13,836             $11,272
   7/31/2002              $12,724                   $14,014             $11,284
   8/31/2002              $12,868                   $14,183             $11,322
   9/30/2002              $13,175                   $14,494             $11,341
  10/31/2002              $12,886                   $14,253             $11,360
  11/30/2002              $12,830                   $14,194             $11,360
  12/31/2002              $13,105                   $14,494             $11,335
   1/31/2003              $13,072                   $14,457             $11,385
   2/28/2003              $13,252                   $14,659             $11,472
   3/31/2003              $13,254                   $14,668             $11,541
   4/30/2003              $13,340                   $14,765             $11,516
   5/31/2003              $13,667                   $15,110             $11,497
   6/30/2003              $13,608                   $15,046             $11,510
   7/31/2003              $12,990                   $14,520             $11,523
   8/31/2003              $13,052                   $14,628             $11,566
   9/30/2003              $13,371                   $15,058             $11,604
  10/31/2003              $13,311                   $14,982             $11,591
  11/30/2003              $13,472                   $15,138             $11,560
  12/31/2003              $13,583                   $15,264             $11,548
   1/31/2004              $13,657                   $15,351             $11,604
   2/29/2004              $13,881                   $15,582             $11,667
   3/31/2004              $13,880                   $15,528             $11,742
   4/30/2004              $13,504                   $15,160             $11,779
   5/31/2004              $13,454                   $15,105             $11,848
   6/30/2004              $13,543                   $15,160             $11,886
   7/31/2004              $13,758                   $15,360             $11,867
   8/31/2004              $14,000                   $15,667             $11,873
   9/30/2004              $14,102                   $15,751             $11,898
  10/31/2004              $14,243                   $15,886             $11,961
  11/30/2004              $14,153                   $15,755             $11,967
  12/31/2004              $14,334                   $15,947             $11,924
   1/31/2005              $14,515                   $16,096             $11,949
   2/28/2005              $14,490                   $16,043             $12,018
   3/31/2005              $14,438                   $15,942             $12,112
   4/30/2005              $14,661                   $16,193             $12,193
   5/31/2005              $14,766                   $16,308             $12,180
   6/30/2005              $14,832                   $16,409             $12,187
   7/31/2005              $14,806                   $16,335             $12,243
   8/31/2005              $14,953                   $16,500             $12,306
   9/30/2005              $14,848                   $16,388             $12,456
  10/31/2005              $14,781                   $16,289             $12,481
  11/30/2005              $14,848                   $16,367             $12,381
  12/31/2005              $14,983                   $16,508             $12,331
   1/31/2006              $15,010                   $16,552             $12,425
   2/28/2006              $15,119                   $16,664             $12,450
   3/31/2006              $15,023                   $16,549             $12,519
   4/30/2006              $15,049                   $16,543             $12,625
   5/31/2006              $15,075                   $16,617             $12,688
   6/30/2006              $15,033                   $16,554             $12,713
   7/31/2006              $15,184                   $16,751             $12,751
   8/31/2006              $15,391                   $17,000             $12,776
   9/30/2006              $15,486                   $17,118             $12,713
  10/31/2006              $15,568                   $17,225             $12,644
  11/30/2006              $15,707                   $17,369             $12,625
  12/31/2006              $15,663                   $17,307             $12,644
   1/31/2007              $15,632                   $17,263             $12,683
   2/28/2007              $15,803                   $17,490             $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                                2/28/07
----------------------------------------------
1-Year                                  +3.10%
----------------------------------------------
5-Year                                  +4.42%
----------------------------------------------
10-Year                                 +4.57%
----------------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin Connecticut        Lehman Brothers
      Date          Tax-Free Income Fund    Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
    3/1/1997              $10,000                   $10,000             $10,000
   3/31/1997              $ 9,914                   $ 9,867             $10,025
   4/30/1997              $ 9,976                   $ 9,949             $10,038
   5/31/1997              $10,102                   $10,099             $10,031
   6/30/1997              $10,199                   $10,207             $10,044
   7/31/1997              $10,418                   $10,489             $10,056
   8/31/1997              $10,348                   $10,391             $10,075
   9/30/1997              $10,465                   $10,514             $10,100
  10/31/1997              $10,497                   $10,582             $10,125
  11/30/1997              $10,578                   $10,644             $10,119
  12/31/1997              $10,705                   $10,799             $10,107
   1/31/1998              $10,786                   $10,911             $10,125
   2/28/1998              $10,810                   $10,914             $10,144
   3/31/1998              $10,813                   $10,924             $10,163
   4/30/1998              $10,817                   $10,875             $10,182
   5/31/1998              $10,946                   $11,047             $10,201
   6/30/1998              $10,988                   $11,090             $10,213
   7/31/1998              $11,020                   $11,118             $10,226
   8/31/1998              $11,131                   $11,290             $10,238
   9/30/1998              $11,232                   $11,430             $10,251
  10/31/1998              $11,215                   $11,430             $10,276
  11/30/1998              $11,247                   $11,470             $10,276
  12/31/1998              $11,280                   $11,499             $10,269
   1/31/1999              $11,392                   $11,636             $10,294
   2/28/1999              $11,355                   $11,585             $10,307
   3/31/1999              $11,376                   $11,601             $10,338
   4/30/1999              $11,377                   $11,630             $10,414
   5/31/1999              $11,317                   $11,563             $10,414
   6/30/1999              $11,126                   $11,396             $10,414
   7/31/1999              $11,157                   $11,438             $10,445
   8/31/1999              $10,975                   $11,346             $10,470
   9/30/1999              $10,945                   $11,351             $10,520
  10/31/1999              $10,740                   $11,228             $10,539
  11/30/1999              $10,814                   $11,347             $10,545
  12/31/1999              $10,670                   $11,263             $10,545
   1/31/2000              $10,535                   $11,214             $10,576
   2/29/2000              $10,632                   $11,344             $10,639
   3/31/2000              $10,907                   $11,592             $10,727
   4/30/2000              $10,824                   $11,523             $10,733
   5/31/2000              $10,731                   $11,463             $10,746
   6/30/2000              $11,000                   $11,767             $10,802
   7/31/2000              $11,141                   $11,931             $10,827
   8/31/2000              $11,315                   $12,115             $10,827
   9/30/2000              $11,252                   $12,052             $10,883
  10/31/2000              $11,362                   $12,183             $10,902
  11/30/2000              $11,441                   $12,275             $10,909
  12/31/2000              $11,661                   $12,579             $10,902
   1/31/2001              $11,717                   $12,703             $10,971
   2/28/2001              $11,774                   $12,744             $11,015
   3/31/2001              $11,885                   $12,858             $11,040
   4/30/2001              $11,753                   $12,719             $11,084
   5/31/2001              $11,898                   $12,855             $11,134
   6/30/2001              $11,987                   $12,941             $11,153
   7/31/2001              $12,211                   $13,133             $11,122
   8/31/2001              $12,425                   $13,350             $11,122
   9/30/2001              $12,333                   $13,305             $11,172
  10/31/2001              $12,514                   $13,463             $11,134
  11/30/2001              $12,387                   $13,350             $11,115
  12/31/2001              $12,260                   $13,223             $11,071
   1/31/2002              $12,452                   $13,453             $11,096
   2/28/2002              $12,599                   $13,615             $11,140
   3/31/2002              $12,354                   $13,348             $11,203
   4/30/2002              $12,560                   $13,609             $11,266
   5/31/2002              $12,616                   $13,692             $11,266
   6/30/2002              $12,731                   $13,836             $11,272
   7/31/2002              $12,904                   $14,014             $11,284
   8/31/2002              $13,043                   $14,183             $11,322
   9/30/2002              $13,347                   $14,494             $11,341
  10/31/2002              $13,062                   $14,253             $11,360
  11/30/2002              $13,000                   $14,194             $11,360
  12/31/2002              $13,260                   $14,494             $11,335
   1/31/2003              $13,220                   $14,457             $11,385
   2/28/2003              $13,408                   $14,659             $11,472
   3/31/2003              $13,392                   $14,668             $11,541
   4/30/2003              $13,472                   $14,765             $11,516
   5/31/2003              $13,795                   $15,110             $11,497
   6/30/2003              $13,740                   $15,046             $11,510
   7/31/2003              $13,100                   $14,520             $11,523
   8/31/2003              $13,156                   $14,628             $11,566
   9/30/2003              $13,470                   $15,058             $11,604
  10/31/2003              $13,403                   $14,982             $11,591
  11/30/2003              $13,570                   $15,138             $11,560
  12/31/2003              $13,676                   $15,264             $11,548
   1/31/2004              $13,744                   $15,351             $11,604
   2/29/2004              $13,963                   $15,582             $11,667
   3/31/2004              $13,943                   $15,528             $11,742
   4/30/2004              $13,573                   $15,160             $11,779
   5/31/2004              $13,517                   $15,105             $11,848
   6/30/2004              $13,598                   $15,160             $11,886
   7/31/2004              $13,794                   $15,360             $11,867
   8/31/2004              $14,041                   $15,667             $11,873
   9/30/2004              $14,124                   $15,751             $11,898
  10/31/2004              $14,271                   $15,886             $11,961
  11/30/2004              $14,175                   $15,755             $11,967
  12/31/2004              $14,349                   $15,947             $11,924
   1/31/2005              $14,523                   $16,096             $11,949
   2/28/2005              $14,490                   $16,043             $12,018
   3/31/2005              $14,432                   $15,942             $12,112
   4/30/2005              $14,647                   $16,193             $12,193
   5/31/2005              $14,745                   $16,308             $12,180
   6/30/2005              $14,817                   $16,409             $12,187
   7/31/2005              $14,785                   $16,335             $12,243
   8/31/2005              $14,910                   $16,500             $12,306
   9/30/2005              $14,813                   $16,388             $12,456
  10/31/2005              $14,727                   $16,289             $12,481
  11/30/2005              $14,787                   $16,367             $12,381
  12/31/2005              $14,914                   $16,508             $12,331
   1/31/2006              $14,934                   $16,552             $12,425
   2/28/2006              $15,035                   $16,664             $12,450
   3/31/2006              $14,946                   $16,549             $12,519
   4/30/2006              $14,951                   $16,543             $12,625
   5/31/2006              $14,984                   $16,617             $12,688
   6/30/2006              $14,935                   $16,554             $12,713
   7/31/2006              $15,063                   $16,751             $12,751
   8/31/2006              $15,261                   $17,000             $12,776
   9/30/2006              $15,348                   $17,118             $12,713
  10/31/2006              $15,436                   $17,225             $12,644
  11/30/2006              $15,566                   $17,369             $12,625
  12/31/2006              $15,515                   $17,307             $12,644
   1/31/2007              $15,464                   $17,263             $12,683
   2/28/2007              $15,639                   $17,490             $12,751


32 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Connecticut personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 33

Your Fund's Expenses

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


34 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT           ENDING ACCOUNT           EXPENSES PAID DURING
CLASS A                                                  VALUE 9/1/06             VALUE 2/28/07           PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,027.30                      $3.52
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,021.32                      $3.51
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,025.30                      $6.28
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,018.60                      $6.26
----------------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 35

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and personal income taxes of all 50 U.S. states as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. The Fund invests primarily in debt securities issued by U.S territories such as Puerto Rico. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                               43.6%
--------------------------------------------------------------------------------
AA                                                                 5.3%
--------------------------------------------------------------------------------
A                                                                  4.1%
--------------------------------------------------------------------------------
BBB                                                               41.7%
--------------------------------------------------------------------------------
Below Investment Grade                                             0.5%
--------------------------------------------------------------------------------
Not Rated by S&P                                                   4.8%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS             MOODY'S   FITCH   INTERNAL
AAA or Aaa              --      --        0.6%
BBB or Baa             2.2%    1.1%       0.9%
----------------------------------------------
Total                  2.2%    1.1%       1.5%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Double Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 119.


36 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Double Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                        ------------------------
MONTH                                                     CLASS A       CLASS C
--------------------------------------------------------------------------------
March 2006                                              4.14 cents    3.58 cents
--------------------------------------------------------------------------------
April 2006                                              4.14 cents    3.58 cents
--------------------------------------------------------------------------------
May 2006                                                4.14 cents    3.58 cents
--------------------------------------------------------------------------------
June 2006                                               4.14 cents    3.60 cents
--------------------------------------------------------------------------------
July 2006                                               4.14 cents    3.60 cents
--------------------------------------------------------------------------------
August 2006                                             4.14 cents    3.60 cents
--------------------------------------------------------------------------------
September 2006                                          4.14 cents    3.61 cents
--------------------------------------------------------------------------------
October 2006                                            4.14 cents    3.61 cents
--------------------------------------------------------------------------------
November 2006                                           4.14 cents    3.61 cents
--------------------------------------------------------------------------------
December 2006                                           4.14 cents    3.59 cents
--------------------------------------------------------------------------------
January 2007                                            4.14 cents    3.59 cents
--------------------------------------------------------------------------------
February 2007                                           4.14 cents    3.59 cents
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, increased from $11.98 on February 28, 2006, to $12.06 on February 28, 2007. The Fund's Class A shares paid dividends totaling 49.83 cents per share for the same period. 2 The Performance Summary beginning on page 39 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.94% based on an annualization of the current 4.14 cent per share dividend and the maximum offering price of $12.60 on February 28, 2007. An investor in the 2007 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.06% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 37

PORTFOLIO BREAKDOWN
Franklin Double Tax-Free Income Fund 2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                23.6%
--------------------------------------------------------------------------------
Utilities                                                                  15.0%
--------------------------------------------------------------------------------
Transportation                                                             10.1%
--------------------------------------------------------------------------------
General Obligation                                                          9.6%
--------------------------------------------------------------------------------
Higher Education                                                            9.0%
--------------------------------------------------------------------------------
Other Revenue                                                               9.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        9.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               7.0%
--------------------------------------------------------------------------------
Housing                                                                     4.6%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      2.9%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Franklin Double Tax-Free Income Fund is the only mutual fund of its kind to offer both state and federal income tax exemptions in all 50 states. We do this by investing in U.S. territories such as Puerto Rico, Virgin Islands and Guam, which are free from state personal income taxes in all states and the District of Columbia. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds.

The Fund was well diversified with 95 different positions across 11 different sectors as of February 28, 2007. Issuers represented in the portfolio included Puerto Rico (80.1% of the Fund's total long-term investments), Virgin Islands (14.2%) and Guam (5.7%).

Many mutual funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper also helps to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


38 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FPRTX)                                 CHANGE         2/28/07      2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.08          $12.06       $11.98
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.4983
---------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FPRIX)                                 CHANGE         2/28/07      2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.10          $12.11       $12.01
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.4328
---------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.97%       +28.77%            +69.64%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +0.52%        +4.27%             +4.97%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +0.97%        +4.60%             +5.05%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.94%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.06%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.43%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.28%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           0.71%
----------------------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.55%       +25.52%            +60.77%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +3.55%        +4.65%             +4.86%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +3.90%        +4.94%             +4.95%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.57%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.49%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.03%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.66%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.26%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                2/28/07
----------------------------------------------
1-Year                                  +0.52%
----------------------------------------------
5-Year                                  +4.27%
----------------------------------------------
10-Year                                 +4.97%
----------------------------------------------

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Double        Lehman Brothers
   Date      Tax-Free Income Fund   Municipal Bond Index 8    CPI 8
--------------------------------------------------------------------
  3/1/1997         $ 9,576                 $10,000           $10,000
 3/31/1997         $ 9,479                 $ 9,867           $10,025
 4/30/1997         $ 9,558                 $ 9,949           $10,038
 5/31/1997         $ 9,696                 $10,099           $10,031
 6/30/1997         $ 9,775                 $10,207           $10,044
 7/31/1997         $10,014                 $10,489           $10,056
 8/31/1997         $ 9,955                 $10,391           $10,075
 9/30/1997         $10,067                 $10,514           $10,100
10/31/1997         $10,120                 $10,582           $10,125
11/30/1997         $10,199                 $10,644           $10,119
12/31/1997         $10,329                 $10,799           $10,107
 1/31/1998         $10,400                 $10,911           $10,125
 2/28/1998         $10,418                 $10,914           $10,144
 3/31/1998         $10,454                 $10,924           $10,163
 4/30/1998         $10,437                 $10,875           $10,182
 5/31/1998         $10,580                 $11,047           $10,201
 6/30/1998         $10,616                 $11,090           $10,213
 7/31/1998         $10,634                 $11,118           $10,226
 8/31/1998         $10,761                 $11,290           $10,238
 9/30/1998         $10,888                 $11,430           $10,251
10/31/1998         $10,869                 $11,430           $10,276
11/30/1998         $10,906                 $11,470           $10,276
12/31/1998         $10,922                 $11,499           $10,269
 1/31/1999         $11,032                 $11,636           $10,294
 2/28/1999         $11,012                 $11,585           $10,307
 3/31/1999         $11,066                 $11,601           $10,338
 4/30/1999         $11,091                 $11,630           $10,414
 5/31/1999         $11,061                 $11,563           $10,414
 6/30/1999         $10,913                 $11,396           $10,414
 7/31/1999         $10,948                 $11,438           $10,445
 8/31/1999         $10,813                 $11,346           $10,470
 9/30/1999         $10,820                 $11,351           $10,520
10/31/1999         $10,694                 $11,228           $10,539
11/30/1999         $10,768                 $11,347           $10,545
12/31/1999         $10,660                 $11,263           $10,545
 1/31/2000         $10,561                 $11,214           $10,576
 2/29/2000         $10,686                 $11,344           $10,639
 3/31/2000         $10,909                 $11,592           $10,727
 4/30/2000         $10,858                 $11,523           $10,733
 5/31/2000         $10,798                 $11,463           $10,746
 6/30/2000         $11,064                 $11,767           $10,802
 7/31/2000         $11,222                 $11,931           $10,827
 8/31/2000         $11,400                 $12,115           $10,827
 9/30/2000         $11,349                 $12,052           $10,883
10/31/2000         $11,419                 $12,183           $10,902
11/30/2000         $11,509                 $12,275           $10,909
12/31/2000         $11,752                 $12,579           $10,902
 1/31/2001         $11,822                 $12,703           $10,971
 2/28/2001         $11,873                 $12,744           $11,015
 3/31/2001         $11,953                 $12,858           $11,040
 4/30/2001         $11,859                 $12,719           $11,084
 5/31/2001         $11,992                 $12,855           $11,134
 6/30/2001         $12,094                 $12,941           $11,153
 7/31/2001         $12,302                 $13,133           $11,122
 8/31/2001         $12,490                 $13,350           $11,122
 9/30/2001         $12,339                 $13,305           $11,172
10/31/2001         $12,495                 $13,463           $11,134
11/30/2001         $12,386                 $13,350           $11,115
12/31/2001         $12,247                 $13,223           $11,071
 1/31/2002         $12,437                 $13,453           $11,096
 2/28/2002         $12,618                 $13,615           $11,140
 3/31/2002         $12,388                 $13,348           $11,203
 4/30/2002         $12,632                 $13,609           $11,266
 5/31/2002         $12,682                 $13,692           $11,266
 6/30/2002         $12,785                 $13,836           $11,272
 7/31/2002         $12,934                 $14,014           $11,284
 8/31/2002         $13,071                 $14,183           $11,322
 9/30/2002         $13,375                 $14,494           $11,341
10/31/2002         $13,148                 $14,253           $11,360
11/30/2002         $13,119                 $14,194           $11,360
12/31/2002         $13,382                 $14,494           $11,335
 1/31/2003         $13,298                 $14,457           $11,385
 2/28/2003         $13,461                 $14,659           $11,472
 3/31/2003         $13,455                 $14,668           $11,541
 4/30/2003         $13,484                 $14,765           $11,516
 5/31/2003         $13,831                 $15,110           $11,497
 6/30/2003         $13,766                 $15,046           $11,510
 7/31/2003         $13,243                 $14,520           $11,523
 8/31/2003         $13,362                 $14,628           $11,566
 9/30/2003         $13,726                 $15,058           $11,604
10/31/2003         $13,648                 $14,982           $11,591
11/30/2003         $13,839                 $15,138           $11,560
12/31/2003         $13,959                 $15,264           $11,548
 1/31/2004         $14,021                 $15,351           $11,604
 2/29/2004         $14,296                 $15,582           $11,667
 3/31/2004         $14,287                 $15,528           $11,742
 4/30/2004         $13,885                 $15,160           $11,779
 5/31/2004         $13,758                 $15,105           $11,848
 6/30/2004         $13,858                 $15,160           $11,886
 7/31/2004         $14,090                 $15,360           $11,867
 8/31/2004         $14,384                 $15,667           $11,873
 9/30/2004         $14,460                 $15,751           $11,898
10/31/2004         $14,609                 $15,886           $11,961
11/30/2004         $14,502                 $15,755           $11,967
12/31/2004         $14,676                 $15,947           $11,924
 1/31/2005         $14,876                 $16,096           $11,949
 2/28/2005         $14,866                 $16,043           $12,018
 3/31/2005         $14,806                 $15,942           $12,112
 4/30/2005         $15,032                 $16,193           $12,193
 5/31/2005         $15,147                 $16,308           $12,180
 6/30/2005         $15,237                 $16,409           $12,187
 7/31/2005         $15,177                 $16,335           $12,243
 8/31/2005         $15,318                 $16,500           $12,306
 9/30/2005         $15,206                 $16,388           $12,456
10/31/2005         $15,106                 $16,289           $12,481
11/30/2005         $15,107                 $16,367           $12,381
12/31/2005         $15,250                 $16,508           $12,331
 1/31/2006         $15,316                 $16,552           $12,425
 2/28/2006         $15,485                 $16,664           $12,450
 3/31/2006         $15,357                 $16,549           $12,519
 4/30/2006         $15,346                 $16,543           $12,625
 5/31/2006         $15,361                 $16,617           $12,688
 6/30/2006         $15,324                 $16,554           $12,713
 7/31/2006         $15,496                 $16,751           $12,751
 8/31/2006         $15,722                 $17,000           $12,776
 9/30/2006         $15,856                 $17,118           $12,713
10/31/2006         $15,964                 $17,225           $12,644
11/30/2006         $16,112                 $17,369           $12,625
12/31/2006         $16,047                 $17,307           $12,644
 1/31/2007         $16,022                 $17,263           $12,683
 2/28/2007         $16,245                 $17,490           $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                                2/28/07
----------------------------------------------
1-Year                                  +3.55%
----------------------------------------------
5-Year                                  +4.65%
----------------------------------------------
10-Year                                 +4.86%
----------------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Double        Lehman Brothers
   Date      Tax-free Income Fund   Municipal Bond Index 8    CPI 8
--------------------------------------------------------------------
  3/1/1997         $10,000                  $10,000          $10,000
 3/31/1997         $ 9,877                  $ 9,867          $10,025
 4/30/1997         $ 9,963                  $ 9,949          $10,038
 5/31/1997         $10,101                  $10,099          $10,031
 6/30/1997         $10,180                  $10,207          $10,044
 7/31/1997         $10,423                  $10,489          $10,056
 8/31/1997         $10,358                  $10,391          $10,075
 9/30/1997         $10,469                  $10,514          $10,100
10/31/1997         $10,519                  $10,582          $10,125
11/30/1997         $10,587                  $10,644          $10,119
12/31/1997         $10,727                  $10,799          $10,107
 1/31/1998         $10,795                  $10,911          $10,125
 2/28/1998         $10,808                  $10,914          $10,144
 3/31/1998         $10,850                  $10,924          $10,163
 4/30/1998         $10,827                  $10,875          $10,182
 5/31/1998         $10,961                  $11,047          $10,201
 6/30/1998         $10,993                  $11,090          $10,213
 7/31/1998         $11,007                  $11,118          $10,226
 8/31/1998         $11,142                  $11,290          $10,238
 9/30/1998         $11,258                  $11,430          $10,251
10/31/1998         $11,234                  $11,430          $10,276
11/30/1998         $11,276                  $11,470          $10,276
12/31/1998         $11,288                  $11,499          $10,269
 1/31/1999         $11,386                  $11,636          $10,294
 2/28/1999         $11,361                  $11,585          $10,307
 3/31/1999         $11,420                  $11,601          $10,338
 4/30/1999         $11,431                  $11,630          $10,414
 5/31/1999         $11,394                  $11,563          $10,414
 6/30/1999         $11,247                  $11,396          $10,414
 7/31/1999         $11,278                  $11,438          $10,445
 8/31/1999         $11,134                  $11,346          $10,470
 9/30/1999         $11,136                  $11,351          $10,520
10/31/1999         $10,991                  $11,228          $10,539
11/30/1999         $11,062                  $11,347          $10,545
12/31/1999         $10,956                  $11,263          $10,545
 1/31/2000         $10,849                  $11,214          $10,576
 2/29/2000         $10,972                  $11,344          $10,639
 3/31/2000         $11,196                  $11,592          $10,727
 4/30/2000         $11,129                  $11,523          $10,733
 5/31/2000         $11,073                  $11,463          $10,746
 6/30/2000         $11,340                  $11,767          $10,802
 7/31/2000         $11,496                  $11,931          $10,827
 8/31/2000         $11,674                  $12,115          $10,827
 9/30/2000         $11,616                  $12,052          $10,883
10/31/2000         $11,682                  $12,183          $10,902
11/30/2000         $11,768                  $12,275          $10,909
12/31/2000         $12,011                  $12,579          $10,902
 1/31/2001         $12,077                  $12,703          $10,971
 2/28/2001         $12,133                  $12,744          $11,015
 3/31/2001         $12,210                  $12,858          $11,040
 4/30/2001         $12,108                  $12,719          $11,084
 5/31/2001         $12,227                  $12,855          $11,134
 6/30/2001         $12,326                  $12,941          $11,153
 7/31/2001         $12,532                  $13,133          $11,122
 8/31/2001         $12,728                  $13,350          $11,122
 9/30/2001         $12,558                  $13,305          $11,172
10/31/2001         $12,722                  $13,463          $11,134
11/30/2001         $12,594                  $13,350          $11,115
12/31/2001         $12,458                  $13,223          $11,071
 1/31/2002         $12,645                  $13,453          $11,096
 2/28/2002         $12,811                  $13,615          $11,140
 3/31/2002         $12,583                  $13,348          $11,203
 4/30/2002         $12,824                  $13,609          $11,266
 5/31/2002         $12,869                  $13,692          $11,266
 6/30/2002         $12,957                  $13,836          $11,272
 7/31/2002         $13,112                  $14,014          $11,284
 8/31/2002         $13,246                  $14,183          $11,322
 9/30/2002         $13,547                  $14,494          $11,341
10/31/2002         $13,311                  $14,253          $11,360
11/30/2002         $13,277                  $14,194          $11,360
12/31/2002         $13,547                  $14,494          $11,335
 1/31/2003         $13,456                  $14,457          $11,385
 2/28/2003         $13,603                  $14,659          $11,472
 3/31/2003         $13,592                  $14,668          $11,541
 4/30/2003         $13,614                  $14,765          $11,516
 5/31/2003         $13,958                  $15,110          $11,497
 6/30/2003         $13,886                  $15,046          $11,510
 7/31/2003         $13,353                  $14,520          $11,523
 8/31/2003         $13,478                  $14,628          $11,566
 9/30/2003         $13,836                  $15,058          $11,604
10/31/2003         $13,739                  $14,982          $11,591
11/30/2003         $13,935                  $15,138          $11,560
12/31/2003         $14,039                  $15,264          $11,548
 1/31/2004         $14,095                  $15,351          $11,604
 2/29/2004         $14,377                  $15,582          $11,667
 3/31/2004         $14,361                  $15,528          $11,742
 4/30/2004         $13,940                  $15,160          $11,779
 5/31/2004         $13,806                  $15,105          $11,848
 6/30/2004         $13,900                  $15,160          $11,886
 7/31/2004         $14,137                  $15,360          $11,867
 8/31/2004         $14,424                  $15,667          $11,873
 9/30/2004         $14,494                  $15,751          $11,898
10/31/2004         $14,636                  $15,886          $11,961
11/30/2004         $14,511                  $15,755          $11,967
12/31/2004         $14,690                  $15,947          $11,924
 1/31/2005         $14,883                  $16,096          $11,949
 2/28/2005         $14,866                  $16,043          $12,018
 3/31/2005         $14,799                  $15,942          $12,112
 4/30/2005         $15,018                  $16,193          $12,193
 5/31/2005         $15,125                  $16,308          $12,180
 6/30/2005         $15,195                  $16,409          $12,187
 7/31/2005         $15,128                  $16,335          $12,243
 8/31/2005         $15,275                  $16,500          $12,306
 9/30/2005         $15,156                  $16,388          $12,456
10/31/2005         $15,050                  $16,289          $12,481
11/30/2005         $15,045                  $16,367          $12,381
12/31/2005         $15,179                  $16,508          $12,331
 1/31/2006         $15,238                  $16,552          $12,425
 2/28/2006         $15,386                  $16,664          $12,450
 3/31/2006         $15,265                  $16,549          $12,519
 4/30/2006         $15,246                  $16,543          $12,625
 5/31/2006         $15,254                  $16,617          $12,688
 6/30/2006         $15,210                  $16,554          $12,713
 7/31/2006         $15,373                  $16,751          $12,751
 8/31/2006         $15,590                  $17,000          $12,776
 9/30/2006         $15,715                  $17,118          $12,713
10/31/2006         $15,815                  $17,225          $12,644
11/30/2006         $15,954                  $17,369          $12,625
12/31/2006         $15,883                  $17,307          $12,644
 1/31/2007         $15,851                  $17,263          $12,683
 2/28/2007         $16,077                  $17,490          $12,751


40 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the 2007 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 41

Your Fund's Expenses

FRANKLIN DOUBLE TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


42 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT           ENDING ACCOUNT           EXPENSES PAID DURING
CLASS A                                                 VALUE 9/1/06               VALUE 2/28/07          PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,033.40                      $3.53
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,021.32                      $3.51
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,031.40                      $6.30
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,018.60                      $6.26
----------------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 43

Franklin Federal Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.1 The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of 3 to 10 years.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .........................................  66.7%
AA ..........................................   8.0%
A ...........................................   4.2%
BBB .........................................   7.7%
Below Investment Grade ......................   1.3%
Not Rated by S&P ............................  12.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                          MOODY'S       FITCH   INTERNAL
AAA or Aaa                          8.7%         --        0.2%
AA or Aa                            1.5%         --         --
BBB or Baa                          1.4%        0.3%        --
---------------------------------------------------------------
Total                              11.6%        0.3%       0.2%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Federal Intermediate-Term Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 125.


44 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Federal Intermediate-Term Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                        ------------------------
MONTH                                                     CLASS A       CLASS C
--------------------------------------------------------------------------------
March 2006                                              3.45 cents    2.91 cents
--------------------------------------------------------------------------------
April 2006                                              3.45 cents    2.91 cents
--------------------------------------------------------------------------------
May 2006                                                3.45 cents    2.91 cents
--------------------------------------------------------------------------------
June 2006                                               3.51 cents    2.99 cents
--------------------------------------------------------------------------------
July 2006                                               3.51 cents    2.99 cents
--------------------------------------------------------------------------------
August 2006                                             3.51 cents    2.99 cents
--------------------------------------------------------------------------------
September 2006                                          3.51 cents    3.02 cents
--------------------------------------------------------------------------------
October 2006                                            3.51 cents    3.02 cents
--------------------------------------------------------------------------------
November 2006                                           3.51 cents    3.02 cents
--------------------------------------------------------------------------------
December 2006                                           3.51 cents    2.98 cents
--------------------------------------------------------------------------------
January 2007                                            3.51 cents    2.98 cents
--------------------------------------------------------------------------------
February 2007                                           3.51 cents    2.98 cents
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, increased from $11.42 on February 28, 2006, to $11.47 on February 28, 2007. The Fund's Class A shares paid dividends totaling 42.09 cents per share for the same period. 2 The Performance Summary beginning on page 47 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.59% based on an annualization of the current 3.51 cent per share dividend and the maximum offering price of $11.73 on February 28, 2007. An investor in the 2007 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.52% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 45

PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund 2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         30.1%
--------------------------------------------------------------------------------
Utilities                                                                  23.2%
--------------------------------------------------------------------------------
Prerefunded                                                                 9.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        8.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      7.8%
--------------------------------------------------------------------------------
Other Revenue                                                               7.0%
--------------------------------------------------------------------------------
Transportation                                                              4.3%
--------------------------------------------------------------------------------
Higher Education                                                            4.1%
--------------------------------------------------------------------------------
Tax-Supported                                                               3.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.3%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


46 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKITX)                                 CHANGE         2/28/07      2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.05          $11.47        $11.42
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.4209
---------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCITX)                                 CHANGE         2/28/07      2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.05          $11.49        $11.44
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.3583
---------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.22%       +24.34%            +60.36%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +1.90%        +3.97%             +4.60%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +2.59%        +4.30%             +4.67%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.59%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.52%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.28%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.05%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           0.69%
----------------------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR        3-YEAR       INCEPTION (7/1/03)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +3.65%        +7.12%            +10.28%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +2.65%        +2.32%             +2.71%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +3.29%        +2.46%             +2.55%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.10%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      4.77%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.80%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.31%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.24%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 47

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                2/28/07
----------------------------------------------
1-Year                                  +1.90%
----------------------------------------------
5-Year                                  +3.97%
----------------------------------------------
10-Year                                 +4.60%
----------------------------------------------

CLASS A (3/1/97-2/28/07)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Federal     Lehman Brothers Municipal
                Intermediate-Term        Bond Index: 10-Year
   Date        Tax-Free Income Fund          Component 8            CPI 8
--------------------------------------------------------------------------------
  3/1/1997           $ 9,777                  $10,000              $10,000
 3/31/1997           $ 9,683                  $ 9,866              $10,025
 4/30/1997           $ 9,761                  $ 9,939              $10,038
 5/31/1997           $ 9,820                  $10,079              $10,031
 6/30/1997           $ 9,934                  $10,191              $10,044
 7/31/1997           $10,158                  $10,477              $10,056
 8/31/1997           $10,108                  $10,375              $10,075
 9/30/1997           $10,187                  $10,507              $10,100
10/31/1997           $10,239                  $10,563              $10,125
11/30/1997           $10,300                  $10,612              $10,119
12/31/1997           $10,434                  $10,779              $10,107
 1/31/1998           $10,559                  $10,899              $10,125
 2/28/1998           $10,562                  $10,898              $10,144
 3/31/1998           $10,566                  $10,890              $10,163
 4/30/1998           $10,551                  $10,830              $10,182
 5/31/1998           $10,687                  $11,015              $10,201
 6/30/1998           $10,719                  $11,055              $10,213
 7/31/1998           $10,752                  $11,073              $10,226
 8/31/1998           $10,871                  $11,265              $10,238
 9/30/1998           $10,980                  $11,433              $10,251
10/31/1998           $10,975                  $11,438              $10,276
11/30/1998           $11,008                  $11,472              $10,276
12/31/1998           $11,039                  $11,508              $10,269
 1/31/1999           $11,168                  $11,684              $10,294
 2/28/1999           $11,111                  $11,579              $10,307
 3/31/1999           $11,112                  $11,573              $10,338
 4/30/1999           $11,153                  $11,604              $10,414
 5/31/1999           $11,095                  $11,523              $10,414
 6/30/1999           $10,967                  $11,308              $10,414
 7/31/1999           $10,998                  $11,384              $10,445
 8/31/1999           $10,930                  $11,342              $10,470
 9/30/1999           $10,952                  $11,381              $10,520
10/31/1999           $10,834                  $11,300              $10,539
11/30/1999           $10,897                  $11,424              $10,545
12/31/1999           $10,829                  $11,364              $10,545
 1/31/2000           $10,760                  $11,318              $10,576
 2/29/2000           $10,835                  $11,407              $10,639
 3/31/2000           $11,003                  $11,629              $10,727
 4/30/2000           $10,954                  $11,570              $10,733
 5/31/2000           $10,885                  $11,502              $10,746
 6/30/2000           $11,086                  $11,814              $10,802
 7/31/2000           $11,205                  $11,978              $10,827
 8/31/2000           $11,376                  $12,164              $10,827
 9/30/2000           $11,359                  $12,107              $10,883
10/31/2000           $11,447                  $12,231              $10,902
11/30/2000           $11,483                  $12,298              $10,909
12/31/2000           $11,636                  $12,587              $10,902
 1/31/2001           $11,768                  $12,749              $10,971
 2/28/2001           $11,826                  $12,771              $11,015
 3/31/2001           $11,916                  $12,879              $11,040
 4/30/2001           $11,865                  $12,720              $11,084
 5/31/2001           $11,988                  $12,859              $11,134
 6/30/2001           $12,067                  $12,936              $11,153
 7/31/2001           $12,225                  $13,113              $11,122
 8/31/2001           $12,416                  $13,337              $11,122
 9/30/2001           $12,408                  $13,318              $11,172
10/31/2001           $12,522                  $13,483              $11,134
11/30/2001           $12,414                  $13,309              $11,115
12/31/2001           $12,281                  $13,168              $11,071
 1/31/2002           $12,451                  $13,417              $11,096
 2/28/2002           $12,611                  $13,608              $11,140
 3/31/2002           $12,396                  $13,328              $11,203
 4/30/2002           $12,646                  $13,637              $11,266
 5/31/2002           $12,715                  $13,702              $11,266
 6/30/2002           $12,886                  $13,872              $11,272
 7/31/2002           $13,024                  $14,057              $11,284
 8/31/2002           $13,151                  $14,240              $11,322
 9/30/2002           $13,417                  $14,579              $11,341
10/31/2002           $13,184                  $14,315              $11,360
11/30/2002           $13,102                  $14,197              $11,360
12/31/2002           $13,382                  $14,508              $11,335
 1/31/2003           $13,321                  $14,430              $11,385
 2/28/2003           $13,554                  $14,679              $11,472
 3/31/2003           $13,563                  $14,687              $11,541
 4/30/2003           $13,667                  $14,796              $11,516
 5/31/2003           $14,045                  $15,220              $11,497
 6/30/2003           $13,957                  $15,147              $11,510
 7/31/2003           $13,365                  $14,511              $11,523
 8/31/2003           $13,493                  $14,636              $11,566
 9/30/2003           $13,933                  $15,128              $11,604
10/31/2003           $13,820                  $15,013              $11,591
11/30/2003           $13,959                  $15,174              $11,560
12/31/2003           $14,099                  $15,334              $11,548
 1/31/2004           $14,165                  $15,399              $11,604
 2/29/2004           $14,416                  $15,670              $11,667
 3/31/2004           $14,311                  $15,581              $11,742
 4/30/2004           $13,923                  $15,151              $11,779
 5/31/2004           $13,917                  $15,160              $11,848
 6/30/2004           $13,961                  $15,210              $11,886
 7/31/2004           $14,153                  $15,418              $11,867
 8/31/2004           $14,445                  $15,756              $11,873
 9/30/2004           $14,514                  $15,840              $11,898
10/31/2004           $14,634                  $15,966              $11,961
11/30/2004           $14,452                  $15,785              $11,967
12/31/2004           $14,622                  $15,971              $11,924
 1/31/2005           $14,729                  $16,106              $11,949
 2/28/2005           $14,634                  $16,004              $12,018
 3/31/2005           $14,500                  $15,864              $12,112
 4/30/2005           $14,774                  $16,172              $12,193
 5/31/2005           $14,869                  $16,280              $12,180
 6/30/2005           $14,939                  $16,374              $12,187
 7/31/2005           $14,816                  $16,235              $12,243
 8/31/2005           $14,977                  $16,432              $12,306
 9/30/2005           $14,854                  $16,284              $12,456
10/31/2005           $14,742                  $16,160              $12,481
11/30/2005           $14,813                  $16,260              $12,381
12/31/2005           $14,937                  $16,408              $12,331
 1/31/2006           $14,969                  $16,462              $12,425
 2/28/2006           $15,054                  $16,560              $12,450
 3/31/2006           $14,914                  $16,390              $12,519
 4/30/2006           $14,894                  $16,361              $12,625
 5/31/2006           $14,966                  $16,473              $12,688
 6/30/2006           $14,906                  $16,399              $12,713
 7/31/2006           $15,087                  $16,617              $12,751
 8/31/2006           $15,321                  $16,901              $12,776
 9/30/2006           $15,436                  $17,025              $12,713
10/31/2006           $15,510                  $17,127              $12,644
11/30/2006           $15,625                  $17,262              $12,625
12/31/2006           $15,551                  $17,182              $12,644
 1/31/2007           $15,490                  $17,105              $12,683
 2/28/2007           $15,678                  $17,345              $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                                2/28/07
----------------------------------------------
1-Year                                  +2.65%
----------------------------------------------
3-Year                                  +2.32%
----------------------------------------------
Since Inception (7/1/03)                +2.71%
----------------------------------------------

CLASS C (7/1/03-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Federal     Lehman Brothers Municipal
                Intermediate-Term        Bond Index: 10-Year
   Date        Tax-Free Income Fund         Component 8              CPI 8
--------------------------------------------------------------------------------
  7/1/2003           $10,000                 $10,000                $10,000
 7/31/2003           $ 9,570                 $ 9,580                $10,011
 8/31/2003           $ 9,665                 $ 9,662                $10,049
 9/30/2003           $ 9,967                 $ 9,988                $10,082
10/31/2003           $ 9,890                 $ 9,911                $10,071
11/30/2003           $ 9,977                 $10,018                $10,044
12/31/2003           $10,072                 $10,124                $10,033
 1/31/2004           $10,115                 $10,167                $10,082
 2/29/2004           $10,289                 $10,345                $10,136
 3/31/2004           $10,209                 $10,286                $10,201
 4/30/2004           $ 9,928                 $10,002                $10,234
 5/31/2004           $ 9,919                 $10,008                $10,294
 6/30/2004           $ 9,945                 $10,042                $10,327
 7/31/2004           $10,086                 $10,179                $10,310
 8/31/2004           $10,290                 $10,402                $10,316
 9/30/2004           $10,334                 $10,457                $10,338
10/31/2004           $10,414                 $10,541                $10,392
11/30/2004           $10,271                 $10,421                $10,397
12/31/2004           $10,396                 $10,544                $10,359
 1/31/2005           $10,467                 $10,633                $10,381
 2/28/2005           $10,395                 $10,566                $10,441
 3/31/2005           $10,295                 $10,474                $10,523
 4/30/2005           $10,484                 $10,676                $10,593
 5/31/2005           $10,538                 $10,748                $10,582
 6/30/2005           $10,592                 $10,810                $10,588
 7/31/2005           $10,500                 $10,718                $10,637
 8/31/2005           $10,609                 $10,848                $10,691
 9/30/2005           $10,516                 $10,750                $10,822
10/31/2005           $10,433                 $10,669                $10,844
11/30/2005           $10,478                 $10,735                $10,757
12/31/2005           $10,561                 $10,833                $10,713
 1/31/2006           $10,579                 $10,868                $10,795
 2/28/2006           $10,634                 $10,933                $10,817
 3/31/2006           $10,530                 $10,820                $10,876
 4/30/2006           $10,511                 $10,801                $10,969
 5/31/2006           $10,557                 $10,875                $11,023
 6/30/2006           $10,510                 $10,826                $11,045
 7/31/2006           $10,632                 $10,971                $11,078
 8/31/2006           $10,792                 $11,158                $11,100
 9/30/2006           $10,858                 $11,240                $11,045
10/31/2006           $10,916                 $11,307                $10,985
11/30/2006           $10,992                 $11,397                $10,969
12/31/2006           $10,934                 $11,343                $10,985
 1/31/2007           $10,877                 $11,292                $11,019
 2/28/2007           $11,028                 $11,451                $11,078


48 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the 2007 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8.   Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond
     Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 49

Your Fund's Expenses

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


50 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                          VALUE 9/1/06      VALUE 2/28/07   PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,023.60             $3.46
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,021.37             $3.46
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,020.90             $6.21
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,018.65             $6.21
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 51

Franklin Federal Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.1 The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of five years or less.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Federal Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .........................................  51.1%
AA ..........................................  13.5%
A ...........................................   5.6%
BBB .........................................   9.9%
Not Rated by S&P ............................  19.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                         MOODY'S       INTERNAL
AAA or Aaa                         4.8%           6.5%
AA or Aa                           8.6%             --
------------------------------------------------------
Total                             13.4%           6.5%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Federal Limited-Term Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $9.91 on February 28, 2006, to $9.93 on February 28, 2007. The Fund's

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 136.


52 | Annual Report

Class A shares paid dividends totaling 29.20 cents per share for the same period. 2 The Performance Summary beginning on page 54 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.07%. An investor in the 2007 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 4.72% from a taxable investment to match the Fund's Class A tax-free distribution rate.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

DIVIDEND DISTRIBUTIONS 2
Franklin Federal Limited-Term
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
March 2006                                                            2.00 cents
--------------------------------------------------------------------------------
April 2006                                                            2.00 cents
--------------------------------------------------------------------------------
May 2006                                                              2.45 cents
--------------------------------------------------------------------------------
June 2006                                                             2.45 cents
--------------------------------------------------------------------------------
July 2006                                                             2.45 cents
--------------------------------------------------------------------------------
August 2006                                                           2.45 cents
--------------------------------------------------------------------------------
September 2006                                                        2.45 cents
--------------------------------------------------------------------------------
October 2006                                                          2.45 cents
--------------------------------------------------------------------------------
November 2006                                                         2.45 cents
--------------------------------------------------------------------------------
December 2006                                                         2.60 cents
--------------------------------------------------------------------------------
January 2007                                                          2.60 cents
--------------------------------------------------------------------------------
February 2007                                                         2.60 cents
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Federal Limited-Term
Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         27.2%
--------------------------------------------------------------------------------
Other Revenue                                                              22.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     21.3%
--------------------------------------------------------------------------------
Higher Education                                                            9.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        8.1%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.7%
--------------------------------------------------------------------------------
Housing                                                                     3.0%
--------------------------------------------------------------------------------
Utilities                                                                   1.6%
--------------------------------------------------------------------------------
Transportation                                                              1.5%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 53

Performance Summary as of 2/28/07

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FFTFX)                         CHANGE      2/28/07     2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.02        $9.93       $9.91
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                    $ 0.2920
--------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------
CLASS A                                             1-YEAR   3-YEAR   INCEPTION (9/2/03)
----------------------------------------------------------------------------------------
Cumulative Total Return 2                           +3.20%   +4.62%         +6.43%
----------------------------------------------------------------------------------------
Average Annual Total Return 3                       +0.85%   +0.76%         +1.14%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                  +1.21%   +0.91%         +1.19%
----------------------------------------------------------------------------------------
   Distribution Rate 5                      3.07%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 6   4.72%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 7              3.03%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 6               4.66%
----------------------------------------------------------------------------------------
   Total Annual Operating Expenses 8
----------------------------------------------------------------------------------------
      Without Waiver                        1.09%
----------------------------------------------------------------------------------------
      With Waiver                           0.50%
----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE FUND'S MANAGER HAS AGREED IN ADVANCE TO VOLUNTARILY WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND. THE FUND'S MANAGER MAY END THIS ARRANGEMENT AT ANY TIME.


54 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (9/2/03-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


             Franklin Federal Limited-Term    Lehman Brothers Municipal Bond
   Date           Tax-Tree Income Fund           Index: 5-Year Component 9      CPI 9
--------------------------------------------------------------------------------------
  9/2/2003              $ 9,775                           $10,000              $10,000
 9/30/2003              $ 9,853                           $10,253              $10,033
10/31/2003              $ 9,834                           $10,186              $10,022
11/30/2003              $ 9,853                           $10,227              $ 9,995
12/31/2003              $ 9,863                           $10,267              $ 9,984
 1/31/2004              $ 9,883                           $10,316              $10,033
 2/29/2004              $ 9,942                           $10,442              $10,087
 3/31/2004              $ 9,924                           $10,398              $10,152
 4/30/2004              $ 9,837                           $10,190              $10,184
 5/31/2004              $ 9,799                           $10,137              $10,244
 6/30/2004              $ 9,810                           $10,175              $10,276
 7/31/2004              $ 9,871                           $10,269              $10,260
 8/31/2004              $ 9,962                           $10,449              $10,265
 9/30/2004              $ 9,973                           $10,463              $10,287
10/31/2004              $ 9,994                           $10,521              $10,341
11/30/2004              $ 9,956                           $10,452              $10,347
12/31/2004              $ 9,989                           $10,547              $10,309
 1/31/2005              $ 9,981                           $10,544              $10,330
 2/28/2005              $ 9,954                           $10,492              $10,390
 3/31/2005              $ 9,929                           $10,425              $10,471
 4/30/2005              $ 9,973                           $10,546              $10,542
 5/31/2005              $ 9,989                           $10,576              $10,531
 6/30/2005              $10,024                           $10,625              $10,536
 7/31/2005              $10,001                           $10,567              $10,585
 8/31/2005              $10,028                           $10,634              $10,639
 9/30/2005              $10,025                           $10,615              $10,769
10/31/2005              $10,012                           $10,570              $10,791
11/30/2005              $10,020                           $10,595              $10,704
12/31/2005              $10,049                           $10,647              $10,661
 1/31/2006              $10,068                           $10,671              $10,742
 2/28/2006              $10,077                           $10,691              $10,764
 3/31/2006              $10,066                           $10,649              $10,823
 4/30/2006              $10,087                           $10,672              $10,915
 5/31/2006              $10,112                           $10,709              $10,970
 6/30/2006              $10,116                           $10,659              $10,991
 7/31/2006              $10,162                           $10,759              $11,024
 8/31/2006              $10,228                           $10,875              $11,046
 9/30/2006              $10,274                           $10,934              $10,991
10/31/2006              $10,300                           $10,980              $10,932
11/30/2006              $10,335                           $11,025              $10,915
12/31/2006              $10,342                           $11,002              $10,932
 1/31/2007              $10,337                           $10,979              $10,965
 2/28/2007              $10,404                           $11,079              $11,024

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                2/28/07
----------------------------------------------
1-Year                                  +0.85%
----------------------------------------------
3-Year                                  +0.76%
----------------------------------------------
Since Inception (9/2/03)                +1.14%
----------------------------------------------


                                                              Annual Report | 55

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. IN GENERAL, BONDS WITH LONGER MATURITIES ARE MORE SENSITIVE TO INTEREST RATE CHANGES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

1. The Fund's manager and administrator have agreed in advance to waive a portion of their management fees. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.29%. The manager and administrator may end this arrangement at any time upon notice to the Fund's board.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the 2.60 cent per share current monthly dividend and the maximum offering price of $10.16 on 2/28/07.

6. Taxable equivalent distribution rate and yield assume the 2007 maximum federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

8. Figures are as stated in the Fund's prospectus current as of the date of this report.

9.    Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond
      Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


56 | Annual Report

Your Fund's Expenses

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 57

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/06      VALUE 2/28/07   PERIOD* 9/1/06-2/28/07
------------------------------------------------------------------------------------------------------
Actual                                            $1,000          $1,032.00             $2.52
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000          $1,022.32             $2.51
------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


58 | Annual Report

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high current yield exempt from federal income tax by investing at least 80% of its total net assets in securities that pay interest free from such tax.1 The Fund currently invests primarily in securities rated BBB/Baa or below (or comparable unrated securities). Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...................................   29.1%
AA ....................................    7.1%
A .....................................    5.5%
BBB ...................................   14.5%
Below Investment Grade ................   14.0%
Not Rated by S&P ......................   29.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                          MOODY'S    FITCH  INTERNAL
AAA or Aaa                          3.3%      --       2.4%
AA or Aa                            0.3%      --       0.5%
A                                   0.5%     0.3%      1.6%
BBB or Baa                          1.3%     0.8%      3.5%
Below Investment Grade              2.9%      --      12.4%
-----------------------------------------------------------
Total                               8.3%     1.1%     20.4%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin High Yield Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 143.


                                                              Annual Report | 59

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 2
Franklin High Yield Tax-Free Income Fund

--------------------------------------------------------------------------------
                                            DIVIDEND PER SHARE
                           -----------------------------------------------------
MONTH                        CLASS A      CLASS B      CLASS C    ADVISOR CLASS
--------------------------------------------------------------------------------
March 2006                 4.38 cents   3.88 cents   3.87 cents    4.46 cents
--------------------------------------------------------------------------------
April 2006                 4.38 cents   3.88 cents   3.87 cents    4.46 cents
--------------------------------------------------------------------------------
May 2006                   4.38 cents   3.88 cents   3.87 cents    4.46 cents
--------------------------------------------------------------------------------
June 2006                  4.38 cents   3.88 cents   3.88 cents    4.46 cents
--------------------------------------------------------------------------------
July 2006                  4.38 cents   3.88 cents   3.88 cents    4.46 cents
--------------------------------------------------------------------------------
August 2006                4.38 cents   3.88 cents   3.88 cents    4.46 cents
--------------------------------------------------------------------------------
September 2006             4.38 cents   3.90 cents   3.90 cents    4.47 cents
--------------------------------------------------------------------------------
October 2006               4.38 cents   3.90 cents   3.90 cents    4.47 cents
--------------------------------------------------------------------------------
November 2006              4.38 cents   3.90 cents   3.90 cents    4.47 cents
--------------------------------------------------------------------------------
December 2006              4.38 cents   3.87 cents   3.88 cents    4.47 cents
--------------------------------------------------------------------------------
January 2007               4.38 cents   3.87 cents   3.88 cents    4.47 cents
--------------------------------------------------------------------------------
February 2007              4.38 cents   3.87 cents   3.88 cents    4.47 cents
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.83 on February 28, 2006, to $11.04 on February 28, 2007. The Fund's Class A shares paid dividends totaling 52.72 cents per share for the same period.2 The Performance Summary beginning on page 62 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.56% based on an annualization of the current 4.38 cent per share dividend and the maximum offering price of $11.53 on February 28, 2007. An investor in the 2007 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 7.02% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


60 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

During the 12-month review period, spreads between short- and long-term bond yields continued to tighten, and it was a challenging environment for us to find value in credit-driven securities. We believed that investors were not adequately compensated for the added credit risk with such tight spreads. As a result, most of our purchases were in AAA-rated, insured bonds, and at fiscal year-end, the Fund's average credit quality was A, the third-highest credit tier.

During the period, the Fund continued to generate high, current, tax-free income for its shareholders. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns and we were careful to not overexpose the portfolio to any one credit sector. At period-end, we believed the Fund was well-positioned for a change in yield spreads or interest rates.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin High Yield Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                  19.7%
--------------------------------------------------------------------------------
Prerefunded                                                                17.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     14.8%
--------------------------------------------------------------------------------
Transportation                                                             14.3%
--------------------------------------------------------------------------------
Tax-Supported                                                              13.3%
--------------------------------------------------------------------------------
Corporate-Backed                                                            5.2%
--------------------------------------------------------------------------------
Other Revenue                                                               4.7%
--------------------------------------------------------------------------------
General Obligation                                                          4.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        3.5%
--------------------------------------------------------------------------------
Housing                                                                     2.1%
--------------------------------------------------------------------------------
Higher Education                                                            1.1%
--------------------------------------------------------------------------------

*    Does not include short-term investments and other net assets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 61

Performance Summary as of 2/28/07

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRHIX)                             CHANGE   2/28/07   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.21    $11.04    $10.83
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.5272
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FYIBX)                             CHANGE   2/28/07   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.21    $11.11    $10.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.4673
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FHYIX)                             CHANGE   2/28/07   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.21    $11.16    $10.95
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.4673
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FHYVX)                       CHANGE   2/28/07   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.21    $11.06    $10.85
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                           $0.5375
--------------------------------------------------------------------------------


62 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
CLASS A                                                   1-YEAR    5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +6.99%   +36.39%        +72.57%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                             +2.45%    +5.48%         +5.15%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                        +2.32%    +5.61%         +5.20%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                           4.56%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5        7.02%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                   3.85%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                    5.92%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7             0.63%
-----------------------------------------------------------------------------------------------
CLASS B                                                   1-YEAR    5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +6.36%   +32.56%        +44.74%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                             +2.36%    +5.48%         +4.64%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                        +2.36%    +5.62%         +4.55%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                           4.17%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5        6.42%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                   3.47%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                    5.34%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7             1.18%
-----------------------------------------------------------------------------------------------
CLASS C                                                   1-YEAR    5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +6.34%   +32.66%        +63.39%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                             +5.34%    +5.81%         +5.03%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                        +5.33%    +5.93%         +5.08%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                           4.14%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5        6.37%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                   3.48%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                    5.35%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7             1.18%
-----------------------------------------------------------------------------------------------
ADVISOR CLASS 8                                           1-YEAR    5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +7.08%   +36.47%        +72.66%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 2                             +7.08%    +6.42%         +5.61%
-----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                        +6.97%    +6.54%         +5.67%
-----------------------------------------------------------------------------------------------
   Distribution Rate 4                           4.85%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5        7.46%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                   4.15%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                    6.38%
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7             0.53%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 63

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                2/28/07
----------------------------------------------
1-Year                                  +2.45%
----------------------------------------------
5-Year                                  +5.48%
----------------------------------------------
10-Year                                 +5.15%
----------------------------------------------

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin High Yield       Lehman Brothers
   Date      Tax-Free Income Fund   Municipal Bond Index 9    CPI 9
--------------------------------------------------------------------
  3/1/1997         $ 9,573                  $10,000          $10,000
 3/31/1997         $ 9,496                  $ 9,867          $10,025
 4/30/1997         $ 9,571                  $ 9,949          $10,038
 5/31/1997         $ 9,690                  $10,099          $10,031
 6/30/1997         $ 9,809                  $10,207          $10,044
 7/31/1997         $10,059                  $10,489          $10,056
 8/31/1997         $10,004                  $10,391          $10,075
 9/30/1997         $10,169                  $10,514          $10,100
10/31/1997         $10,238                  $10,582          $10,125
11/30/1997         $10,306                  $10,644          $10,119
12/31/1997         $10,465                  $10,799          $10,107
 1/31/1998         $10,579                  $10,911          $10,125
 2/28/1998         $10,603                  $10,914          $10,144
 3/31/1998         $10,608                  $10,924          $10,163
 4/30/1998         $10,605                  $10,875          $10,182
 5/31/1998         $10,739                  $11,047          $10,201
 6/30/1998         $10,789                  $11,090          $10,213
 7/31/1998         $10,803                  $11,118          $10,226
 8/31/1998         $10,929                  $11,290          $10,238
 9/30/1998         $10,998                  $11,430          $10,251
10/31/1998         $10,983                  $11,430          $10,276
11/30/1998         $10,949                  $11,470          $10,276
12/31/1998         $10,968                  $11,499          $10,269
 1/31/1999         $11,057                  $11,636          $10,294
 2/28/1999         $11,051                  $11,585          $10,307
 3/31/1999         $11,084                  $11,601          $10,338
 4/30/1999         $11,127                  $11,630          $10,414
 5/31/1999         $11,082                  $11,563          $10,414
 6/30/1999         $10,959                  $11,396          $10,414
 7/31/1999         $11,011                  $11,438          $10,445
 8/31/1999         $10,887                  $11,346          $10,470
 9/30/1999         $10,881                  $11,351          $10,520
10/31/1999         $10,686                  $11,228          $10,539
11/30/1999         $10,770                  $11,347          $10,545
12/31/1999         $10,613                  $11,263          $10,545
 1/31/2000         $10,515                  $11,214          $10,576
 2/29/2000         $10,621                  $11,344          $10,639
 3/31/2000         $10,840                  $11,592          $10,727
 4/30/2000         $10,792                  $11,523          $10,733
 5/31/2000         $10,725                  $11,463          $10,746
 6/30/2000         $10,822                  $11,767          $10,802
 7/31/2000         $10,951                  $11,931          $10,827
 8/31/2000         $11,102                  $12,115          $10,827
 9/30/2000         $11,062                  $12,052          $10,883
10/31/2000         $11,138                  $12,183          $10,902
11/30/2000         $11,140                  $12,275          $10,909
12/31/2000         $11,235                  $12,579          $10,902
 1/31/2001         $11,308                  $12,703          $10,971
 2/28/2001         $11,371                  $12,744          $11,015
 3/31/2001         $11,478                  $12,858          $11,040
 4/30/2001         $11,422                  $12,719          $11,084
 5/31/2001         $11,540                  $12,855          $11,134
 6/30/2001         $11,638                  $12,941          $11,153
 7/31/2001         $11,824                  $13,133          $11,122
 8/31/2001         $12,011                  $13,350          $11,122
 9/30/2001         $11,910                  $13,305          $11,172
10/31/2001         $11,999                  $13,463          $11,134
11/30/2001         $11,976                  $13,350          $11,115
12/31/2001         $11,896                  $13,223          $11,071
 1/31/2002         $12,054                  $13,453          $11,096
 2/28/2002         $12,111                  $13,615          $11,140
 3/31/2002         $12,008                  $13,348          $11,203
 4/30/2002         $12,146                  $13,609          $11,266
 5/31/2002         $12,192                  $13,692          $11,266
 6/30/2002         $12,285                  $13,836          $11,272
 7/31/2002         $12,343                  $14,014          $11,284
 8/31/2002         $12,414                  $14,183          $11,322
 9/30/2002         $12,495                  $14,494          $11,341
10/31/2002         $12,199                  $14,253          $11,360
11/30/2002         $12,293                  $14,194          $11,360
12/31/2002         $12,508                  $14,494          $11,335
 1/31/2003         $12,519                  $14,457          $11,385
 2/28/2003         $12,591                  $14,659          $11,472
 3/31/2003         $12,506                  $14,668          $11,541
 4/30/2003         $12,652                  $14,765          $11,516
 5/31/2003         $12,945                  $15,110          $11,497
 6/30/2003         $12,981                  $15,046          $11,510
 7/31/2003         $12,745                  $14,520          $11,523
 8/31/2003         $12,781                  $14,628          $11,566
 9/30/2003         $13,130                  $15,058          $11,604
10/31/2003         $13,193                  $14,982          $11,591
11/30/2003         $13,356                  $15,138          $11,560
12/31/2003         $13,507                  $15,264          $11,548
 1/31/2004         $13,659                  $15,351          $11,604
 2/29/2004         $13,824                  $15,582          $11,667
 3/31/2004         $13,797                  $15,528          $11,742
 4/30/2004         $13,590                  $15,160          $11,779
 5/31/2004         $13,538                  $15,105          $11,848
 6/30/2004         $13,602                  $15,160          $11,886
 7/31/2004         $13,757                  $15,360          $11,867
 8/31/2004         $13,979                  $15,667          $11,873
 9/30/2004         $14,069                  $15,751          $11,898
10/31/2004         $14,213                  $15,886          $11,961
11/30/2004         $14,252                  $15,755          $11,967
12/31/2004         $14,436                  $15,947          $11,924
 1/31/2005         $14,608                  $16,096          $11,949
 2/28/2005         $14,646                  $16,043          $12,018
 3/31/2005         $14,616                  $15,942          $12,112
 4/30/2005         $14,858                  $16,193          $12,193
 5/31/2005         $14,992                  $16,308          $12,180
 6/30/2005         $15,114                  $16,409          $12,187
 7/31/2005         $15,166                  $16,335          $12,243
 8/31/2005         $15,274                  $16,500          $12,306
 9/30/2005         $15,075                  $16,388          $12,456
10/31/2005         $14,986                  $16,289          $12,481
11/30/2005         $15,033                  $16,367          $12,381
12/31/2005         $15,222                  $16,508          $12,331
 1/31/2006         $15,270                  $16,552          $12,425
 2/28/2006         $15,446                  $16,664          $12,450
 3/31/2006         $15,408                  $16,549          $12,519
 4/30/2006         $15,428                  $16,543          $12,625
 5/31/2006         $15,476                  $16,617          $12,688
 6/30/2006         $15,511                  $16,554          $12,713
 7/31/2006         $15,676                  $16,751          $12,751
 8/31/2006         $15,900                  $17,000          $12,776
 9/30/2006         $16,037                  $17,118          $12,713
10/31/2006         $16,175                  $17,225          $12,644
11/30/2006         $16,358                  $17,369          $12,625
12/31/2006         $16,363                  $17,307          $12,644
 1/31/2007         $16,354                  $17,263          $12,683
 2/28/2007         $16,519                  $17,490          $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS B                                2/28/07
----------------------------------------------
1-Year                                  +2.36%
----------------------------------------------
5-Year                                  +5.48%
----------------------------------------------
Since Inception (1/1/99)                +4.64%
----------------------------------------------

CLASS B (1/1/99-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin High Yield       Lehman Brothers
   Date      Tax-Free Income Fund   Municipal Bond Index 9    CPI 9
--------------------------------------------------------------------
  1/1/1999         $10,000                  $10,000          $10,000
 1/31/1999         $10,095                  $10,119          $10,024
 2/28/1999         $10,085                  $10,075          $10,037
 3/31/1999         $10,110                  $10,089          $10,067
 4/30/1999         $10,143                  $10,114          $10,140
 5/31/1999         $10,098                  $10,055          $10,140
 6/30/1999         $ 9,981                  $ 9,911          $10,140
 7/31/1999         $10,033                  $ 9,947          $10,171
 8/31/1999         $ 9,915                  $ 9,867          $10,195
 9/30/1999         $ 9,905                  $ 9,871          $10,244
10/31/1999         $ 9,723                  $ 9,764          $10,262
11/30/1999         $ 9,794                  $ 9,868          $10,268
12/31/1999         $ 9,647                  $ 9,794          $10,268
 1/31/2000         $ 9,555                  $ 9,752          $10,299
 2/29/2000         $ 9,646                  $ 9,865          $10,360
 3/31/2000         $ 9,839                  $10,081          $10,445
 4/30/2000         $ 9,801                  $10,021          $10,451
 5/31/2000         $ 9,726                  $ 9,969          $10,464
 6/30/2000         $ 9,810                  $10,233          $10,519
 7/31/2000         $ 9,931                  $10,375          $10,543
 8/31/2000         $10,054                  $10,535          $10,543
 9/30/2000         $10,013                  $10,481          $10,598
10/31/2000         $10,077                  $10,595          $10,616
11/30/2000         $10,084                  $10,675          $10,622
12/31/2000         $10,164                  $10,939          $10,616
 1/31/2001         $10,225                  $11,047          $10,683
 2/28/2001         $10,268                  $11,082          $10,726
 3/31/2001         $10,368                  $11,182          $10,750
 4/30/2001         $10,313                  $11,060          $10,793
 5/31/2001         $10,414                  $11,179          $10,842
 6/30/2001         $10,497                  $11,254          $10,860
 7/31/2001         $10,659                  $11,421          $10,830
 8/31/2001         $10,822                  $11,609          $10,830
 9/30/2001         $10,727                  $11,570          $10,879
10/31/2001         $10,802                  $11,708          $10,842
11/30/2001         $10,776                  $11,609          $10,824
12/31/2001         $10,700                  $11,499          $10,781
 1/31/2002         $10,836                  $11,699          $10,805
 2/28/2002         $10,892                  $11,840          $10,848
 3/31/2002         $10,784                  $11,608          $10,909
 4/30/2002         $10,902                  $11,835          $10,970
 5/31/2002         $10,949                  $11,907          $10,970
 6/30/2002         $11,017                  $12,033          $10,976
 7/31/2002         $11,063                  $12,187          $10,988
 8/31/2002         $11,132                  $12,334          $11,025
 9/30/2002         $11,200                  $12,604          $11,043
10/31/2002         $10,920                  $12,395          $11,062
11/30/2002         $10,999                  $12,343          $11,062
12/31/2002         $11,196                  $12,604          $11,037
 1/31/2003         $11,190                  $12,572          $11,086
 2/28/2003         $11,259                  $12,748          $11,171
 3/31/2003         $11,167                  $12,755          $11,239
 4/30/2003         $11,291                  $12,840          $11,214
 5/31/2003         $11,557                  $13,140          $11,196
 6/30/2003         $11,584                  $13,084          $11,208
 7/31/2003         $11,369                  $12,627          $11,220
 8/31/2003         $11,397                  $12,721          $11,263
 9/30/2003         $11,700                  $13,095          $11,300
10/31/2003         $11,750                  $13,029          $11,287
11/30/2003         $11,889                  $13,165          $11,257
12/31/2003         $12,017                  $13,274          $11,245
 1/31/2004         $12,146                  $13,350          $11,300
 2/29/2004         $12,287                  $13,551          $11,361
 3/31/2004         $12,257                  $13,503          $11,434
 4/30/2004         $12,069                  $13,184          $11,470
 5/31/2004         $12,017                  $13,136          $11,538
 6/30/2004         $12,079                  $13,184          $11,574
 7/31/2004         $12,210                  $13,357          $11,556
 8/31/2004         $12,388                  $13,625          $11,562
 9/30/2004         $12,474                  $13,697          $11,586
10/31/2004         $12,584                  $13,815          $11,647
11/30/2004         $12,612                  $13,701          $11,653
12/31/2004         $12,780                  $13,868          $11,611
 1/31/2005         $12,914                  $13,998          $11,635
 2/28/2005         $12,941                  $13,951          $11,702
 3/31/2005         $12,920                  $13,863          $11,794
 4/30/2005         $13,127                  $14,082          $11,873
 5/31/2005         $13,238                  $14,182          $11,861
 6/30/2005         $13,339                  $14,270          $11,867
 7/31/2005         $13,378                  $14,205          $11,922
 8/31/2005         $13,467                  $14,348          $11,983
 9/30/2005         $13,286                  $14,252          $12,129
10/31/2005         $13,203                  $14,165          $12,154
11/30/2005         $13,239                  $14,233          $12,056
12/31/2005         $13,398                  $14,356          $12,007
 1/31/2006         $13,433                  $14,394          $12,099
 2/28/2006         $13,581                  $14,491          $12,123
 3/31/2006         $13,529                  $14,391          $12,190
 4/30/2006         $13,553                  $14,386          $12,294
 5/31/2006         $13,589                  $14,450          $12,355
 6/30/2006         $13,612                  $14,396          $12,379
 7/31/2006         $13,750                  $14,567          $12,416
 8/31/2006         $13,939                  $14,783          $12,441
 9/30/2006         $14,052                  $14,886          $12,379
10/31/2006         $14,166                  $14,979          $12,312
11/30/2006         $14,319                  $15,104          $12,294
12/31/2006         $14,317                  $15,051          $12,312
 1/31/2007         $14,302                  $15,012          $12,350
 2/28/2007         $14,474                  $15,210          $12,416


64 | Annual Report

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin High Yield       Lehman Brothers
   Date      Tax-Free Income Fund   Municipal Bond Index 9    CPI 9
--------------------------------------------------------------------
  3/1/1997         $10,000                  $10,000          $10,000
 3/31/1997         $ 9,915                  $ 9,867          $10,025
 4/30/1997         $ 9,988                  $ 9,949          $10,038
 5/31/1997         $10,107                  $10,099          $10,031
 6/30/1997         $10,225                  $10,207          $10,044
 7/31/1997         $10,480                  $10,489          $10,056
 8/31/1997         $10,418                  $10,391          $10,075
 9/30/1997         $10,593                  $10,514          $10,100
10/31/1997         $10,650                  $10,582          $10,125
11/30/1997         $10,716                  $10,644          $10,119
12/31/1997         $10,884                  $10,799          $10,107
 1/31/1998         $10,997                  $10,911          $10,125
 2/28/1998         $11,016                  $10,914          $10,144
 3/31/1998         $11,017                  $10,924          $10,163
 4/30/1998         $11,007                  $10,875          $10,182
 5/31/1998         $11,140                  $11,047          $10,201
 6/30/1998         $11,187                  $11,090          $10,213
 7/31/1998         $11,206                  $11,118          $10,226
 8/31/1998         $11,321                  $11,290          $10,238
 9/30/1998         $11,387                  $11,430          $10,251
10/31/1998         $11,375                  $11,430          $10,276
11/30/1998         $11,335                  $11,470          $10,276
12/31/1998         $11,340                  $11,499          $10,269
 1/31/1999         $11,436                  $11,636          $10,294
 2/28/1999         $11,425                  $11,585          $10,307
 3/31/1999         $11,453                  $11,601          $10,338
 4/30/1999         $11,490                  $11,630          $10,414
 5/31/1999         $11,428                  $11,563          $10,414
 6/30/1999         $11,297                  $11,396          $10,414
 7/31/1999         $11,356                  $11,438          $10,445
 8/31/1999         $11,214                  $11,346          $10,470
 9/30/1999         $11,213                  $11,351          $10,520
10/31/1999         $11,009                  $11,228          $10,539
11/30/1999         $11,079                  $11,347          $10,545
12/31/1999         $10,914                  $11,263          $10,545
 1/31/2000         $10,809                  $11,214          $10,576
 2/29/2000         $10,912                  $11,344          $10,639
 3/31/2000         $11,130                  $11,592          $10,727
 4/30/2000         $11,087                  $11,523          $10,733
 5/31/2000         $11,002                  $11,463          $10,746
 6/30/2000         $11,107                  $11,767          $10,802
 7/31/2000         $11,234                  $11,931          $10,827
 8/31/2000         $11,382                  $12,115          $10,827
 9/30/2000         $11,336                  $12,052          $10,883
10/31/2000         $11,408                  $12,183          $10,902
11/30/2000         $11,405                  $12,275          $10,909
12/31/2000         $11,496                  $12,579          $10,902
 1/31/2001         $11,565                  $12,703          $10,971
 2/28/2001         $11,623                  $12,744          $11,015
 3/31/2001         $11,726                  $12,858          $11,040
 4/30/2001         $11,664                  $12,719          $11,084
 5/31/2001         $11,778                  $12,855          $11,134
 6/30/2001         $11,883                  $12,941          $11,153
 7/31/2001         $12,065                  $13,133          $11,122
 8/31/2001         $12,249                  $13,350          $11,122
 9/30/2001         $12,130                  $13,305          $11,172
10/31/2001         $12,226                  $13,463          $11,134
11/30/2001         $12,186                  $13,350          $11,115
12/31/2001         $12,100                  $13,223          $11,071
 1/31/2002         $12,265                  $13,453          $11,096
 2/28/2002         $12,316                  $13,615          $11,140
 3/31/2002         $12,206                  $13,348          $11,203
 4/30/2002         $12,340                  $13,609          $11,266
 5/31/2002         $12,381                  $13,692          $11,266
 6/30/2002         $12,469                  $13,836          $11,272
 7/31/2002         $12,522                  $14,014          $11,284
 8/31/2002         $12,587                  $14,183          $11,322
 9/30/2002         $12,664                  $14,494          $11,341
10/31/2002         $12,348                  $14,253          $11,360
11/30/2002         $12,449                  $14,194          $11,360
12/31/2002         $12,659                  $14,494          $11,335
 1/31/2003         $12,664                  $14,457          $11,385
 2/28/2003         $12,731                  $14,659          $11,472
 3/31/2003         $12,639                  $14,668          $11,541
 4/30/2003         $12,779                  $14,765          $11,516
 5/31/2003         $13,079                  $15,110          $11,497
 6/30/2003         $13,097                  $15,046          $11,510
 7/31/2003         $12,855                  $14,520          $11,523
 8/31/2003         $12,885                  $14,628          $11,566
 9/30/2003         $13,240                  $15,058          $11,604
10/31/2003         $13,296                  $14,982          $11,591
11/30/2003         $13,452                  $15,138          $11,560
12/31/2003         $13,584                  $15,264          $11,548
 1/31/2004         $13,729                  $15,351          $11,604
 2/29/2004         $13,901                  $15,582          $11,667
 3/31/2004         $13,868                  $15,528          $11,742
 4/30/2004         $13,655                  $15,160          $11,779
 5/31/2004         $13,596                  $15,105          $11,848
 6/30/2004         $13,653                  $15,160          $11,886
 7/31/2004         $13,801                  $15,360          $11,867
 8/31/2004         $14,015                  $15,667          $11,873
 9/30/2004         $14,099                  $15,751          $11,898
10/31/2004         $14,235                  $15,886          $11,961
11/30/2004         $14,267                  $15,755          $11,967
12/31/2004         $14,456                  $15,947          $11,924
 1/31/2005         $14,607                  $16,096          $11,949
 2/28/2005         $14,637                  $16,043          $12,018
 3/31/2005         $14,614                  $15,942          $12,112
 4/30/2005         $14,847                  $16,193          $12,193
 5/31/2005         $14,972                  $16,308          $12,180
 6/30/2005         $15,085                  $16,409          $12,187
 7/31/2005         $15,130                  $16,335          $12,243
 8/31/2005         $15,230                  $16,500          $12,306
 9/30/2005         $15,026                  $16,388          $12,456
10/31/2005         $14,932                  $16,289          $12,481
11/30/2005         $14,972                  $16,367          $12,381
12/31/2005         $15,151                  $16,508          $12,331
 1/31/2006         $15,191                  $16,552          $12,425
 2/28/2006         $15,371                  $16,664          $12,450
 3/31/2006         $15,313                  $16,549          $12,519
 4/30/2006         $15,339                  $16,543          $12,625
 5/31/2006         $15,365                  $16,617          $12,688
 6/30/2006         $15,392                  $16,554          $12,713
 7/31/2006         $15,561                  $16,751          $12,751
 8/31/2006         $15,760                  $17,000          $12,776
 9/30/2006         $15,902                  $17,118          $12,713
10/31/2006         $16,030                  $17,225          $12,644
11/30/2006         $16,202                  $17,369          $12,625
12/31/2006         $16,201                  $17,307          $12,644
 1/31/2007         $16,184                  $17,263          $12,683
 2/28/2007         $16,339                  $17,490          $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                                2/28/07
----------------------------------------------
1-Year                                  +5.34%
----------------------------------------------
5-Year                                  +5.81%
----------------------------------------------
10-Year                                 +5.03%
----------------------------------------------

ADVISOR CLASS (3/1/97-2/28/07) 8

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin High Yield       Lehman Brothers
   Date      Tax-Free Income Fund   Municipal Bond Index 9    CPI 9
--------------------------------------------------------------------
 3/1/1997          $10,000                  $10,000          $10,000
 3/31/1997         $ 9,920                  $ 9,867          $10,025
 4/30/1997         $ 9,999                  $ 9,949          $10,038
 5/31/1997         $10,122                  $10,099          $10,031
 6/30/1997         $10,246                  $10,207          $10,044
 7/31/1997         $10,508                  $10,489          $10,056
 8/31/1997         $10,450                  $10,391          $10,075
 9/30/1997         $10,623                  $10,514          $10,100
10/31/1997         $10,695                  $10,582          $10,125
11/30/1997         $10,766                  $10,644          $10,119
12/31/1997         $10,932                  $10,799          $10,107
 1/31/1998         $11,051                  $10,911          $10,125
 2/28/1998         $11,076                  $10,914          $10,144
 3/31/1998         $11,082                  $10,924          $10,163
 4/30/1998         $11,078                  $10,875          $10,182
 5/31/1998         $11,218                  $11,047          $10,201
 6/30/1998         $11,271                  $11,090          $10,213
 7/31/1998         $11,285                  $11,118          $10,226
 8/31/1998         $11,417                  $11,290          $10,238
 9/30/1998         $11,489                  $11,430          $10,251
10/31/1998         $11,473                  $11,430          $10,276
11/30/1998         $11,438                  $11,470          $10,276
12/31/1998         $11,457                  $11,499          $10,269
 1/31/1999         $11,551                  $11,636          $10,294
 2/28/1999         $11,545                  $11,585          $10,307
 3/31/1999         $11,579                  $11,601          $10,338
 4/30/1999         $11,623                  $11,630          $10,414
 5/31/1999         $11,576                  $11,563          $10,414
 6/30/1999         $11,451                  $11,396          $10,414
 7/31/1999         $11,506                  $11,438          $10,445
 8/31/1999         $11,376                  $11,346          $10,470
 9/30/1999         $11,370                  $11,351          $10,520
10/31/1999         $11,166                  $11,228          $10,539
11/30/1999         $11,253                  $11,347          $10,545
12/31/1999         $11,089                  $11,263          $10,545
 1/31/2000         $10,988                  $11,214          $10,576
 2/29/2000         $11,098                  $11,344          $10,639
 3/31/2000         $11,326                  $11,592          $10,727
 4/30/2000         $11,277                  $11,523          $10,733
 5/31/2000         $11,206                  $11,463          $10,746
 6/30/2000         $11,308                  $11,767          $10,802
 7/31/2000         $11,443                  $11,931          $10,827
 8/31/2000         $11,601                  $12,115          $10,827
 9/30/2000         $11,559                  $12,052          $10,883
10/31/2000         $11,638                  $12,183          $10,902
11/30/2000         $11,640                  $12,275          $10,909
12/31/2000         $11,739                  $12,579          $10,902
 1/31/2001         $11,816                  $12,703          $10,971
 2/28/2001         $11,882                  $12,744          $11,015
 3/31/2001         $11,993                  $12,858          $11,040
 4/30/2001         $11,935                  $12,719          $11,084
 5/31/2001         $12,059                  $12,855          $11,134
 6/30/2001         $12,160                  $12,941          $11,153
 7/31/2001         $12,355                  $13,133          $11,122
 8/31/2001         $12,550                  $13,350          $11,122
 9/30/2001         $12,445                  $13,305          $11,172
10/31/2001         $12,538                  $13,463          $11,134
11/30/2001         $12,513                  $13,350          $11,115
12/31/2001         $12,430                  $13,223          $11,071
 1/31/2002         $12,596                  $13,453          $11,096
 2/28/2002         $12,655                  $13,615          $11,140
 3/31/2002         $12,547                  $13,348          $11,203
 4/30/2002         $12,691                  $13,609          $11,266
 5/31/2002         $12,740                  $13,692          $11,266
 6/30/2002         $12,837                  $13,836          $11,272
 7/31/2002         $12,897                  $14,014          $11,284
 8/31/2002         $12,971                  $14,183          $11,322
 9/30/2002         $13,056                  $14,494          $11,341
10/31/2002         $12,747                  $14,253          $11,360
11/30/2002         $12,845                  $14,194          $11,360
12/31/2002         $13,070                  $14,494          $11,335
 1/31/2003         $13,081                  $14,457          $11,385
 2/28/2003         $13,157                  $14,659          $11,472
 3/31/2003         $13,067                  $14,668          $11,541
 4/30/2003         $13,220                  $14,765          $11,516
 5/31/2003         $13,526                  $15,110          $11,497
 6/30/2003         $13,564                  $15,046          $11,510
 7/31/2003         $13,317                  $14,520          $11,523
 8/31/2003         $13,355                  $14,628          $11,566
 9/30/2003         $13,720                  $15,058          $11,604
10/31/2003         $13,785                  $14,982          $11,591
11/30/2003         $13,955                  $15,138          $11,560
12/31/2003         $14,113                  $15,264          $11,548
 1/31/2004         $14,272                  $15,351          $11,604
 2/29/2004         $14,445                  $15,582          $11,667
 3/31/2004         $14,417                  $15,528          $11,742
 4/30/2004         $14,200                  $15,160          $11,779
 5/31/2004         $14,146                  $15,105          $11,848
 6/30/2004         $14,212                  $15,160          $11,886
 7/31/2004         $14,375                  $15,360          $11,867
 8/31/2004         $14,606                  $15,667          $11,873
 9/30/2004         $14,701                  $15,751          $11,898
10/31/2004         $14,852                  $15,886          $11,961
11/30/2004         $14,892                  $15,755          $11,967
12/31/2004         $15,084                  $15,947          $11,924
 1/31/2005         $15,264                  $16,096          $11,949
 2/28/2005         $15,303                  $16,043          $12,018
 3/31/2005         $15,272                  $15,942          $12,112
 4/30/2005         $15,526                  $16,193          $12,193
 5/31/2005         $15,666                  $16,308          $12,180
 6/30/2005         $15,792                  $16,409          $12,187
 7/31/2005         $15,847                  $16,335          $12,243
 8/31/2005         $15,960                  $16,500          $12,306
 9/30/2005         $15,752                  $16,388          $12,456
10/31/2005         $15,659                  $16,289          $12,481
11/30/2005         $15,709                  $16,367          $12,381
12/31/2005         $15,906                  $16,508          $12,331
 1/31/2006         $15,921                  $16,552          $12,425
 2/28/2006         $16,105                  $16,664          $12,450
 3/31/2006         $16,067                  $16,549          $12,519
 4/30/2006         $16,104                  $16,543          $12,625
 5/31/2006         $16,140                  $16,617          $12,688
 6/30/2006         $16,147                  $16,554          $12,713
 7/31/2006         $16,351                  $16,751          $12,751
 8/31/2006         $16,570                  $17,000          $12,776
 9/30/2006         $16,729                  $17,118          $12,713
10/31/2006         $16,874                  $17,225          $12,644
11/30/2006         $17,066                  $17,369          $12,625
12/31/2006         $17,073                  $17,307          $12,644
 1/31/2007         $17,065                  $17,263          $12,683
 2/28/2007         $17,266                  $17,490          $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
ADVISOR CLASS 8                        2/28/07
----------------------------------------------
1-Year                                  +7.08%
----------------------------------------------
5-Year                                  +6.42%
----------------------------------------------
10-Year                                 +5.61%
----------------------------------------------


                                                              Annual Report | 65

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the 2007 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/2/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.52% and +7.35%.

9. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must at be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


66 | Annual Report

Your Fund's Expenses

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 67

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT           ENDING ACCOUNT           EXPENSES PAID DURING
CLASS A                                                 VALUE 9/1/06               VALUE 2/28/07          PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                    $1,039.00                     $3.13
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                    $1,021.72                     $3.11
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                    $1,035.90                     $5.91
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                    $1,018.99                     $5.86
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                    $1,036.80                     $5.91
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                    $1,018.99                     $5.86
----------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                    $1,040.30                     $2.68
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                    $1,022.17                     $2.66
----------------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.62%; B: 1.17%; C: 1.17%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


68 | Annual Report

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                              69.0%
--------------------------------------------------------------------------------
AA                                                                2.6%
--------------------------------------------------------------------------------
A                                                                 1.7%
--------------------------------------------------------------------------------
BBB                                                               9.6%
--------------------------------------------------------------------------------
Below Investment Grade                                            0.5%
--------------------------------------------------------------------------------
Not Rated by S&P                                                 16.6%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                       MOODY'S   INTERNAL
AAA or Aaa                       9.0%       0.2%
AA or Aa                         0.4%         --
A                                1.5%         --
BBB or Baa                       4.6%         --
Below Investment Grade           0.9%         --
------------------------------------------------
Total                           16.4%       0.2%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin New Jersey Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $12.15 on February 28, 2006, to $12.22 on February 28, 2007. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 173.


                                                              Annual Report | 69

DIVIDEND DISTRIBUTIONS 2
Franklin New Jersey Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                          --------------------------------------
MONTH                                       CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
March 2006                                4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
April 2006                                4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
May 2006                                  4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
June 2006                                 4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
July 2006                                 4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
August 2006                               4.30 cents    3.74 cents    3.74 cents
--------------------------------------------------------------------------------
September 2006                            4.30 cents    3.75 cents    3.74 cents
--------------------------------------------------------------------------------
October 2006                              4.30 cents    3.75 cents    3.74 cents
--------------------------------------------------------------------------------
November 2006                             4.30 cents    3.75 cents    3.74 cents
--------------------------------------------------------------------------------
December 2006                             4.28 cents    3.74 cents    3.72 cents
--------------------------------------------------------------------------------
January 2007                              4.28 cents    3.72 cents    3.72 cents
--------------------------------------------------------------------------------
February 2007                             4.28 cents    3.72 cents    3.72 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 51.67 cents per share for the same period. 2 The Performance Summary beginning on page 72 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.95% based on an annualization of the current 4.20 cent per share dividend and the maximum offering price of $12.76 on February 28, 2007. An investor in the 2007 maximum combined effective federal and New Jersey personal income tax bracket of 40.83% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

New Jersey's economy continued to grow, albeit at a slower pace than the nation's as its 4.1% unemployment rate in February 2007 was less than the

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


70 | Annual Report

4.5% national average. 3 Although employment growth slowed, the state's strong economy continued to be supported by its large and diverse base and highly skilled workforce. The state benefits from its regional proximity to metropolitan areas such as Philadelphia and New York City. Personal incomes remained above the national average and are expected to continue to increase.

Because New Jersey faced structural imbalances for several years, the New Jersey Supreme Court ruled in 2004 that new revenue or cost reductions, not borrowed funds, are required to balance the state budget. The fiscal year 2007 budget complied with the ruling, as the state government restructured the budget to avoid bond issuances and rely less on one-time measures. Spending for education, pension funding, health care and debt service exerted pressure, but positive reserves and stronger-than-anticipated tax revenue collections in fiscal year 2006 helped the state move in the right direction. Although further budget adjustments might be necessary, New Jersey made significant improvement toward structural budget balance with its adopted fiscal year 2007 budget. Overall tax-supported debt rose to $27.1 billion in fiscal year 2006, and debt ratios increased to more than $3,100 per capita and 7.0% of personal income from $1,860 and 4.7% five fiscal years ago. 4

Backed by a record of strong fiscal management, New Jersey's long-term financial position remained favorable. Independent credit rating agency Standard & Poor's assigned the state's general obligation bonds a rating of AA with a stable outlook. 5

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin New Jersey Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                30.5%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     22.8%
--------------------------------------------------------------------------------
Transportation                                                             14.3%
--------------------------------------------------------------------------------
Utilities                                                                   8.5%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        7.4%
--------------------------------------------------------------------------------
Higher Education                                                            5.5%
--------------------------------------------------------------------------------
General Obligation                                                          4.5%
--------------------------------------------------------------------------------
Other Revenue                                                               3.8%
--------------------------------------------------------------------------------
Housing                                                                     1.4%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

3.    Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "New Jersey; General Obligation," RATINGSDIRECT, 8/1/06.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                              Annual Report | 71

Performance Summary as of 2/28/07

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRNJX)                                 CHANGE         2/28/07      2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.07          $12.22       $12.15
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.5167
---------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FNJBX)                                 CHANGE         2/28/07      2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.06          $12.28       $12.22
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.4498
---------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FNIIX)                                 CHANGE         2/28/07      2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.07          $12.31       $12.24
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                         $0.4493
---------------------------------------------------------------------------------------------


72 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.96%       +28.76%            +70.39%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +0.50%        +4.27%             +5.01%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +0.85%        +4.60%             +5.07%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.95%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.68%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.36%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.68%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           0.65%
----------------------------------------------------------------------------------------------------------
CLASS B                                                     1-YEAR        5-YEAR       INCEPTION (2/1/00)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.28%       +25.24%            +50.29%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +0.28%        +4.27%             +5.93%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +0.69%        +4.61%             +5.80%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.55%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.00%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.96%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.00%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.20%
----------------------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.35%       +25.15%            +61.29%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +3.35%        +4.59%             +4.90%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                          +3.67%        +4.93%             +4.96%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.55%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.00%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.97%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.02%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.20%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 73

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                2/28/07
----------------------------------------------
1-Year                                  +0.50%
----------------------------------------------
5-Year                                  +4.27%
----------------------------------------------
10-Year                                 +5.01%
----------------------------------------------

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin New Jersey        Lehman Brothers
   Date        Tax-Free Income Fund     Municipal Bond Index 8      CPI 8
---------------------------------------------------------------------------
  3/1/1997            $ 9,571                   $10,000            $10,000
 3/31/1997            $ 9,484                   $ 9,867            $10,025
 4/30/1997            $ 9,562                   $ 9,949            $10,038
 5/31/1997            $ 9,665                   $10,099            $10,031
 6/30/1997            $ 9,752                   $10,207            $10,044
 7/31/1997            $ 9,990                   $10,489            $10,056
 8/31/1997            $ 9,909                   $10,391            $10,075
 9/30/1997            $10,021                   $10,514            $10,100
10/31/1997            $10,083                   $10,582            $10,125
11/30/1997            $10,153                   $10,644            $10,119
12/31/1997            $10,284                   $10,799            $10,107
 1/31/1998            $10,372                   $10,911            $10,125
 2/28/1998            $10,373                   $10,914            $10,144
 3/31/1998            $10,392                   $10,924            $10,163
 4/30/1998            $10,368                   $10,875            $10,182
 5/31/1998            $10,510                   $11,047            $10,201
 6/30/1998            $10,565                   $11,090            $10,213
 7/31/1998            $10,584                   $11,118            $10,226
 8/31/1998            $10,720                   $11,290            $10,238
 9/30/1998            $10,828                   $11,430            $10,251
10/31/1998            $10,855                   $11,430            $10,276
11/30/1998            $10,875                   $11,470            $10,276
12/31/1998            $10,912                   $11,499            $10,269
 1/31/1999            $11,004                   $11,636            $10,294
 2/28/1999            $10,959                   $11,585            $10,307
 3/31/1999            $10,995                   $11,601            $10,338
 4/30/1999            $11,023                   $11,630            $10,414
 5/31/1999            $10,967                   $11,563            $10,414
 6/30/1999            $10,837                   $11,396            $10,414
 7/31/1999            $10,874                   $11,438            $10,445
 8/31/1999            $10,725                   $11,346            $10,470
 9/30/1999            $10,687                   $11,351            $10,520
10/31/1999            $10,555                   $11,228            $10,539
11/30/1999            $10,640                   $11,347            $10,545
12/31/1999            $10,535                   $11,263            $10,545
 1/31/2000            $10,468                   $11,214            $10,576
 2/29/2000            $10,612                   $11,344            $10,639
 3/31/2000            $10,854                   $11,592            $10,727
 4/30/2000            $10,786                   $11,523            $10,733
 5/31/2000            $10,708                   $11,463            $10,746
 6/30/2000            $10,992                   $11,767            $10,802
 7/31/2000            $11,140                   $11,931            $10,827
 8/31/2000            $11,318                   $12,115            $10,827
 9/30/2000            $11,248                   $12,052            $10,883
10/31/2000            $11,388                   $12,183            $10,902
11/30/2000            $11,478                   $12,275            $10,909
12/31/2000            $11,759                   $12,579            $10,902
 1/31/2001            $11,819                   $12,703            $10,971
 2/28/2001            $11,910                   $12,744            $11,015
 3/31/2001            $12,000                   $12,858            $11,040
 4/30/2001            $11,876                   $12,719            $11,084
 5/31/2001            $12,009                   $12,855            $11,134
 6/30/2001            $12,109                   $12,941            $11,153
 7/31/2001            $12,294                   $13,133            $11,122
 8/31/2001            $12,458                   $13,350            $11,122
 9/30/2001            $12,382                   $13,305            $11,172
10/31/2001            $12,526                   $13,463            $11,134
11/30/2001            $12,428                   $13,350            $11,115
12/31/2001            $12,309                   $13,223            $11,071
 1/31/2002            $12,508                   $13,453            $11,096
 2/28/2002            $12,664                   $13,615            $11,140
 3/31/2002            $12,426                   $13,348            $11,203
 4/30/2002            $12,649                   $13,609            $11,266
 5/31/2002            $12,722                   $13,692            $11,266
 6/30/2002            $12,838                   $13,836            $11,272
 7/31/2002            $12,976                   $14,014            $11,284
 8/31/2002            $13,125                   $14,183            $11,322
 9/30/2002            $13,417                   $14,494            $11,341
10/31/2002            $13,139                   $14,253            $11,360
11/30/2002            $13,090                   $14,194            $11,360
12/31/2002            $13,374                   $14,494            $11,335
 1/31/2003            $13,314                   $14,457            $11,385
 2/28/2003            $13,477                   $14,659            $11,472
 3/31/2003            $13,496                   $14,668            $11,541
 4/30/2003            $13,593                   $14,765            $11,516
 5/31/2003            $13,905                   $15,110            $11,497
 6/30/2003            $13,853                   $15,046            $11,510
 7/31/2003            $13,323                   $14,520            $11,523
 8/31/2003            $13,431                   $14,628            $11,566
 9/30/2003            $13,768                   $15,058            $11,604
10/31/2003            $13,716                   $14,982            $11,591
11/30/2003            $13,882                   $15,138            $11,560
12/31/2003            $14,014                   $15,264            $11,548
 1/31/2004            $14,112                   $15,351            $11,604
 2/29/2004            $14,327                   $15,582            $11,667
 3/31/2004            $14,308                   $15,528            $11,742
 4/30/2004            $13,949                   $15,160            $11,779
 5/31/2004            $13,907                   $15,105            $11,848
 6/30/2004            $13,972                   $15,160            $11,886
 7/31/2004            $14,168                   $15,360            $11,867
 8/31/2004            $14,424                   $15,667            $11,873
 9/30/2004            $14,538                   $15,751            $11,898
10/31/2004            $14,664                   $15,886            $11,961
11/30/2004            $14,549                   $15,755            $11,967
12/31/2004            $14,737                   $15,947            $11,924
 1/31/2005            $14,950                   $16,096            $11,949
 2/28/2005            $14,919                   $16,043            $12,018
 3/31/2005            $14,851                   $15,942            $12,112
 4/30/2005            $15,078                   $16,193            $12,193
 5/31/2005            $15,207                   $16,308            $12,180
 6/30/2005            $15,287                   $16,409            $12,187
 7/31/2005            $15,242                   $16,335            $12,243
 8/31/2005            $15,385                   $16,500            $12,306
 9/30/2005            $15,277                   $16,388            $12,456
10/31/2005            $15,193                   $16,289            $12,481
11/30/2005            $15,261                   $16,367            $12,381
12/31/2005            $15,392                   $16,508            $12,331
 1/31/2006            $15,409                   $16,552            $12,425
 2/28/2006            $15,541                   $16,664            $12,450
 3/31/2006            $15,429                   $16,549            $12,519
 4/30/2006            $15,446                   $16,543            $12,625
 5/31/2006            $15,475                   $16,617            $12,688
 6/30/2006            $15,427                   $16,554            $12,713
 7/31/2006            $15,600                   $16,751            $12,751
 8/31/2006            $15,799                   $17,000            $12,776
 9/30/2006            $15,921                   $17,118            $12,713
10/31/2006            $16,017                   $17,225            $12,644
11/30/2006            $16,179                   $17,369            $12,625
12/31/2006            $16,130                   $17,307            $12,644
 1/31/2007            $16,094                   $17,263            $12,683
 2/28/2007            $16,309                   $17,490            $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS B                                2/28/07
----------------------------------------------
1-Year                                  +0.28%
----------------------------------------------
5-Year                                  +4.27%
----------------------------------------------
Since Inception (2/1/00)                +5.93%
----------------------------------------------

CLASS B (2/1/00-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin New Jersey        Lehman Brothers
   Date        Tax-Free Income Fund     Municipal Bond Index 8      CPI 8
---------------------------------------------------------------------------
  2/1/2000            $10,000                   $10,000            $10,000
 2/29/2000            $10,129                   $10,116            $10,059
 3/31/2000            $10,355                   $10,337            $10,142
 4/30/2000            $10,285                   $10,276            $10,148
 5/31/2000            $10,206                   $10,223            $10,160
 6/30/2000            $10,481                   $10,494            $10,213
 7/31/2000            $10,626                   $10,640            $10,237
 8/31/2000            $10,790                   $10,804            $10,237
 9/30/2000            $10,718                   $10,747            $10,290
10/31/2000            $10,846                   $10,865            $10,308
11/30/2000            $10,927                   $10,947            $10,314
12/31/2000            $11,188                   $11,217            $10,308
 1/31/2001            $11,240                   $11,328            $10,373
 2/28/2001            $11,331                   $11,364            $10,415
 3/31/2001            $11,411                   $11,466            $10,438
 4/30/2001            $11,288                   $11,342            $10,480
 5/31/2001            $11,408                   $11,464            $10,527
 6/30/2001            $11,498                   $11,541            $10,545
 7/31/2001            $11,667                   $11,712            $10,515
 8/31/2001            $11,817                   $11,905            $10,515
 9/30/2001            $11,750                   $11,865            $10,563
10/31/2001            $11,880                   $12,006            $10,527
11/30/2001            $11,773                   $11,905            $10,509
12/31/2001            $11,665                   $11,792            $10,468
 1/31/2002            $11,846                   $11,997            $10,492
 2/28/2002            $11,989                   $12,141            $10,533
 3/31/2002            $11,758                   $11,903            $10,592
 4/30/2002            $11,962                   $12,136            $10,652
 5/31/2002            $12,035                   $12,210            $10,652
 6/30/2002            $12,129                   $12,339            $10,658
 7/31/2002            $12,263                   $12,498            $10,669
 8/31/2002            $12,389                   $12,648            $10,705
 9/30/2002            $12,657                   $12,925            $10,723
10/31/2002            $12,400                   $12,711            $10,741
11/30/2002            $12,349                   $12,658            $10,741
12/31/2002            $12,609                   $12,925            $10,717
 1/31/2003            $12,547                   $12,892            $10,764
 2/28/2003            $12,695                   $13,072            $10,847
 3/31/2003            $12,706                   $13,080            $10,912
 4/30/2003            $12,792                   $13,167            $10,889
 5/31/2003            $13,078                   $13,475            $10,871
 6/30/2003            $13,024                   $13,418            $10,883
 7/31/2003            $12,522                   $12,948            $10,895
 8/31/2003            $12,617                   $13,045            $10,936
 9/30/2003            $12,926                   $13,428            $10,972
10/31/2003            $12,871                   $13,361            $10,960
11/30/2003            $13,031                   $13,500            $10,930
12/31/2003            $13,138                   $13,612            $10,918
 1/31/2004            $13,223                   $13,690            $10,972
 2/29/2004            $13,418                   $13,896            $11,031
 3/31/2004            $13,405                   $13,847            $11,102
 4/30/2004            $13,053                   $13,519            $11,137
 5/31/2004            $13,009                   $13,470            $11,203
 6/30/2004            $13,074                   $13,519            $11,238
 7/31/2004            $13,239                   $13,697            $11,220
 8/31/2004            $13,471                   $13,972            $11,226
 9/30/2004            $13,570                   $14,046            $11,250
10/31/2004            $13,682                   $14,167            $11,309
11/30/2004            $13,569                   $14,050            $11,315
12/31/2004            $13,748                   $14,221            $11,274
 1/31/2005            $13,928                   $14,354            $11,297
 2/28/2005            $13,894                   $14,307            $11,363
 3/31/2005            $13,836                   $14,216            $11,451
 4/30/2005            $14,028                   $14,441            $11,528
 5/31/2005            $14,141                   $14,543            $11,517
 6/30/2005            $14,220                   $14,633            $11,523
 7/31/2005            $14,161                   $14,567            $11,576
 8/31/2005            $14,286                   $14,714            $11,635
 9/30/2005            $14,192                   $14,615            $11,777
10/31/2005            $14,108                   $14,526            $11,801
11/30/2005            $14,164                   $14,596            $11,706
12/31/2005            $14,267                   $14,721            $11,659
 1/31/2006            $14,276                   $14,761            $11,748
 2/28/2006            $14,403                   $14,860            $11,771
 3/31/2006            $14,294                   $14,758            $11,836
 4/30/2006            $14,291                   $14,752            $11,937
 5/31/2006            $14,323                   $14,818            $11,996
 6/30/2006            $14,272                   $14,762            $12,020
 7/31/2006            $14,424                   $14,938            $12,056
 8/31/2006            $14,601                   $15,160            $12,079
 9/30/2006            $14,694                   $15,265            $12,020
10/31/2006            $14,788                   $15,361            $11,955
11/30/2006            $14,930                   $15,489            $11,937
12/31/2006            $14,878                   $15,434            $11,955
 1/31/2007            $14,838                   $15,395            $11,991
 2/28/2007            $15,029                   $15,597            $12,056


74 | Annual Report

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin New Jersey        Lehman Brothers
   Date        Tax-Free Income Fund     Municipal Bond Index 8      CPI 8
---------------------------------------------------------------------------
  3/1/1997            $10,000                   $10,000            $10,000
 3/31/1997            $ 9,905                   $ 9,867            $10,025
 4/30/1997            $ 9,982                   $ 9,949            $10,038
 5/31/1997            $10,084                   $10,099            $10,031
 6/30/1997            $10,170                   $10,207            $10,044
 7/31/1997            $10,413                   $10,489            $10,056
 8/31/1997            $10,334                   $10,391            $10,075
 9/30/1997            $10,437                   $10,514            $10,100
10/31/1997            $10,496                   $10,582            $10,125
11/30/1997            $10,564                   $10,644            $10,119
12/31/1997            $10,703                   $10,799            $10,107
 1/31/1998            $10,780                   $10,911            $10,125
 2/28/1998            $10,786                   $10,914            $10,144
 3/31/1998            $10,800                   $10,924            $10,163
 4/30/1998            $10,761                   $10,875            $10,182
 5/31/1998            $10,912                   $11,047            $10,201
 6/30/1998            $10,954                   $11,090            $10,213
 7/31/1998            $10,969                   $11,118            $10,226
 8/31/1998            $11,113                   $11,290            $10,238
 9/30/1998            $11,219                   $11,430            $10,251
10/31/1998            $11,243                   $11,430            $10,276
11/30/1998            $11,257                   $11,470            $10,276
12/31/1998            $11,290                   $11,499            $10,269
 1/31/1999            $11,379                   $11,636            $10,294
 2/28/1999            $11,337                   $11,585            $10,307
 3/31/1999            $11,360                   $11,601            $10,338
 4/30/1999            $11,382                   $11,630            $10,414
 5/31/1999            $11,329                   $11,563            $10,414
 6/30/1999            $11,181                   $11,396            $10,414
 7/31/1999            $11,214                   $11,438            $10,445
 8/31/1999            $11,055                   $11,346            $10,470
 9/30/1999            $11,011                   $11,351            $10,520
10/31/1999            $10,871                   $11,228            $10,539
11/30/1999            $10,953                   $11,347            $10,545
12/31/1999            $10,841                   $11,263            $10,545
 1/31/2000            $10,757                   $11,214            $10,576
 2/29/2000            $10,910                   $11,344            $10,639
 3/31/2000            $11,162                   $11,592            $10,727
 4/30/2000            $11,078                   $11,523            $10,733
 5/31/2000            $10,994                   $11,463            $10,746
 6/30/2000            $11,278                   $11,767            $10,802
 7/31/2000            $11,434                   $11,931            $10,827
 8/31/2000            $11,600                   $12,115            $10,827
 9/30/2000            $11,534                   $12,052            $10,883
10/31/2000            $11,660                   $12,183            $10,902
11/30/2000            $11,747                   $12,275            $10,909
12/31/2000            $12,028                   $12,579            $10,902
 1/31/2001            $12,083                   $12,703            $10,971
 2/28/2001            $12,180                   $12,744            $11,015
 3/31/2001            $12,256                   $12,858            $11,040
 4/30/2001            $12,135                   $12,719            $11,084
 5/31/2001            $12,264                   $12,855            $11,134
 6/30/2001            $12,361                   $12,941            $11,153
 7/31/2001            $12,542                   $13,133            $11,122
 8/31/2001            $12,704                   $13,350            $11,122
 9/30/2001            $12,632                   $13,305            $11,172
10/31/2001            $12,761                   $13,463            $11,134
11/30/2001            $12,656                   $13,350            $11,115
12/31/2001            $12,530                   $13,223            $11,071
 1/31/2002            $12,735                   $13,453            $11,096
 2/28/2002            $12,887                   $13,615            $11,140
 3/31/2002            $12,641                   $13,348            $11,203
 4/30/2002            $12,849                   $13,609            $11,266
 5/31/2002            $12,927                   $13,692            $11,266
 6/30/2002            $13,038                   $13,836            $11,272
 7/31/2002            $13,172                   $14,014            $11,284
 8/31/2002            $13,317                   $14,183            $11,322
 9/30/2002            $13,605                   $14,494            $11,341
10/31/2002            $13,319                   $14,253            $11,360
11/30/2002            $13,264                   $14,194            $11,360
12/31/2002            $13,544                   $14,494            $11,335
 1/31/2003            $13,478                   $14,457            $11,385
 2/28/2003            $13,636                   $14,659            $11,472
 3/31/2003            $13,648                   $14,668            $11,541
 4/30/2003            $13,739                   $14,765            $11,516
 5/31/2003            $14,057                   $15,110            $11,497
 6/30/2003            $13,988                   $15,046            $11,510
 7/31/2003            $13,449                   $14,520            $11,523
 8/31/2003            $13,550                   $14,628            $11,566
 9/30/2003            $13,882                   $15,058            $11,604
10/31/2003            $13,834                   $14,982            $11,591
11/30/2003            $13,994                   $15,138            $11,560
12/31/2003            $14,108                   $15,264            $11,548
 1/31/2004            $14,211                   $15,351            $11,604
 2/29/2004            $14,420                   $15,582            $11,667
 3/31/2004            $14,395                   $15,528            $11,742
 4/30/2004            $14,029                   $15,160            $11,779
 5/31/2004            $13,970                   $15,105            $11,848
 6/30/2004            $14,040                   $15,160            $11,886
 7/31/2004            $14,228                   $15,360            $11,867
 8/31/2004            $14,477                   $15,667            $11,873
 9/30/2004            $14,572                   $15,751            $11,898
10/31/2004            $14,703                   $15,886            $11,961
11/30/2004            $14,582                   $15,755            $11,967
12/31/2004            $14,762                   $15,947            $11,924
 1/31/2005            $14,967                   $16,096            $11,949
 2/28/2005            $14,929                   $16,043            $12,018
 3/31/2005            $14,855                   $15,942            $12,112
 4/30/2005            $15,073                   $16,193            $12,193
 5/31/2005            $15,194                   $16,308            $12,180
 6/30/2005            $15,278                   $16,409            $12,187
 7/31/2005            $15,215                   $16,335            $12,243
 8/31/2005            $15,349                   $16,500            $12,306
 9/30/2005            $15,236                   $16,388            $12,456
10/31/2005            $15,159                   $16,289            $12,481
11/30/2005            $15,206                   $16,367            $12,381
12/31/2005            $15,329                   $16,508            $12,331
 1/31/2006            $15,339                   $16,552            $12,425
 2/28/2006            $15,462                   $16,664            $12,450
 3/31/2006            $15,357                   $16,549            $12,519
 4/30/2006            $15,354                   $16,543            $12,625
 5/31/2006            $15,389                   $16,617            $12,688
 6/30/2006            $15,334                   $16,554            $12,713
 7/31/2006            $15,485                   $16,751            $12,751
 8/31/2006            $15,687                   $17,000            $12,776
 9/30/2006            $15,786                   $17,118            $12,713
10/31/2006            $15,887                   $17,225            $12,644
11/30/2006            $16,039                   $17,369            $12,625
12/31/2006            $15,983                   $17,307            $12,644
 1/31/2007            $15,940                   $17,263            $12,683
 2/28/2007            $16,129                   $17,490            $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                                2/28/07
----------------------------------------------
1-Year                                  +3.35%
----------------------------------------------
5-Year                                  +4.59%
----------------------------------------------
10-Year                                 +4.90%
----------------------------------------------

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and New Jersey personal income tax rate of 40.83%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 75

Your Fund's Expenses

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


76 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                          VALUE 9/1/06      VALUE 2/28/07   PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,032.10              $3.22
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,021.62              $3.21
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,028.30              $5.98
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,018.89              $5.96
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,028.20              $5.98
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,018.89              $5.96
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.64%; B: 1.19%; and C: 1.19%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 77

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ............................................   42.2%
AA .............................................   14.7%
A ..............................................    7.6%
BBB ............................................    8.6%
Below Investment Grade .........................    1.2%
Not Rated by S&P ...............................   25.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                           MOODY'S   FITCH   INTERNAL
AAA or Aaa                          15.8%     --        2.0%
AA or Aa                             6.4%     --         --
A                                    0.1%     --         --
BBB or Baa                           0.6%    0.5%        --
Below Investment Grade                --      --        0.3%
------------------------------------------------------------
Total                               22.9%    0.5%       2.3%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Oregon Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.89 on February 28, 2006, to $11.93 on February 28, 2007. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 182.


78 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Oregon Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                       -------------------------
MONTH                                                    CLASS A       CLASS C
--------------------------------------------------------------------------------
March 2006                                             4.02 cents     3.47 cents
--------------------------------------------------------------------------------
April 2006                                             4.02 cents     3.47 cents
--------------------------------------------------------------------------------
May 2006                                               4.02 cents     3.47 cents
--------------------------------------------------------------------------------
June 2006                                              4.02 cents     3.47 cents
--------------------------------------------------------------------------------
July 2006                                              4.02 cents     3.47 cents
--------------------------------------------------------------------------------
August 2006                                            4.02 cents     3.47 cents
--------------------------------------------------------------------------------
September 2006                                         4.02 cents     3.46 cents
--------------------------------------------------------------------------------
October 2006                                           4.02 cents     3.46 cents
--------------------------------------------------------------------------------
November 2006                                          4.02 cents     3.46 cents
--------------------------------------------------------------------------------
December 2006                                          4.02 cents     3.46 cents
--------------------------------------------------------------------------------
January 2007                                           4.02 cents     3.46 cents
--------------------------------------------------------------------------------
February 2007                                          4.02 cents     3.46 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 48.39 cents per share for the same period. 2 The Performance Summary beginning on page 81 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.87% based on an annualization of the current 4.02 cent per share dividend and the maximum offering price of $12.46 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Oregon personal income tax bracket of 40.85% would need to earn a distribution rate of 6.54% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Oregon's economy continued to improve during the reporting period. Unemployment declined, as non-farm employment increased at more than two times the national rate in 2006. All major sectors added jobs, including trade, education, health services, and professional and business services. Oregon's unemployment rate fell from 5.4% at the beginning of the period to 5.3% at period-end. 3

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.


                                                              Annual Report | 79

PORTFOLIO BREAKDOWN

Franklin Oregon Tax-Free Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                25.7%
--------------------------------------------------------------------------------
General Obligation                                                         19.3%
--------------------------------------------------------------------------------
Utilities                                                                  10.2%
--------------------------------------------------------------------------------
Transportation                                                              9.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      9.4%
--------------------------------------------------------------------------------
Higher Education                                                            7.3%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        7.0%
--------------------------------------------------------------------------------
Other Revenue                                                               5.4%
--------------------------------------------------------------------------------
Housing                                                                     3.8%
--------------------------------------------------------------------------------
Corporate-Backed                                                            1.2%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.0%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

The state's most recent revenue forecast, in December 2006, anticipated additional revenues for the 2005-2007 biennium due to stronger personal and corporate income tax receipts than originally expected. Corporate income tax receipts came in above budget despite an approximately $100 million corporate tax credit in the previous biennium, which is part of the current budget. 4 Pension reform in recent years contributed to favorable funding ratios in the state's retirement systems. Offsetting these positive developments are above-average debt ratios. Oregon's 2006 net tax-supported debt as a percentage of personal income was 4.5%, and debt per capita was $1,350, well above the 50-state medians of 2.5% and $754. 4

Moody's Investors Service, an independent credit rating agency, assigned a rating of Aa3 with a stable outlook to Oregon's general obligation debt. 5 The rating and outlook reflected the state's financial controls that compensate for uncertainty associated with voter initiative activity and budget reserves that were relatively low until fiscal year 2006, as well as an improving economy, strengthening revenues and above-average debt levels.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4.    Source: Moody's Investors Service, "New Issue: Oregon (State of),"
      2/14/07.

5.    This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


80 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN OREGON TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRORX)                                      CHANGE     2/28/07     2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.04      $11.93      $11.89
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                                  $0.4839
---------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FORIX)                                      CHANGE     2/28/07     2/28/06
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.05      $12.05      $12.00
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
---------------------------------------------------------------------------------------------
Dividend Income                                  $0.4171
---------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------
CLASS A                                                      1-YEAR      5-YEAR     10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                                    +4.53%     +28.99%     +66.43%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                                +0.07%      +4.32%      +4.77%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                           +0.51%      +4.59%      +4.80%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                             3.87%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          6.54%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     3.34%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      5.65%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7               0.66%
---------------------------------------------------------------------------------------------
CLASS C                                                      1-YEAR      5-YEAR     10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                                    +3.99%     +25.52%     +57.69%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                                +2.99%      +4.65%      +4.66%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                           +3.42%      +4.93%      +4.70%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                             3.46%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          5.85%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     2.95%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      4.99%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7               1.21%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 81

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                2/28/07
----------------------------------------------
1-Year                                  +0.07%
----------------------------------------------
5-Year                                  +4.32%
----------------------------------------------
10-Year                                 +4.77%
----------------------------------------------

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Franklin Oregon          Lehman Brothers
      Date          Tax-Free Income Fund    Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
    3/1/1997              $ 9,577                   $10,000             $10,000
   3/31/1997              $ 9,504                   $ 9,867             $10,025
   4/30/1997              $ 9,572                   $ 9,949             $10,038
   5/31/1997              $ 9,675                   $10,099             $10,031
   6/30/1997              $ 9,752                   $10,207             $10,044
   7/31/1997              $ 9,965                   $10,489             $10,056
   8/31/1997              $ 9,932                   $10,391             $10,075
   9/30/1997              $10,028                   $10,514             $10,100
  10/31/1997              $10,081                   $10,582             $10,125
  11/30/1997              $10,152                   $10,644             $10,119
  12/31/1997              $10,274                   $10,799             $10,107
   1/31/1998              $10,354                   $10,911             $10,125
   2/28/1998              $10,364                   $10,914             $10,144
   3/31/1998              $10,366                   $10,924             $10,163
   4/30/1998              $10,359                   $10,875             $10,182
   5/31/1998              $10,484                   $11,047             $10,201
   6/30/1998              $10,521                   $11,090             $10,213
   7/31/1998              $10,541                   $11,118             $10,226
   8/31/1998              $10,677                   $11,290             $10,238
   9/30/1998              $10,786                   $11,430             $10,251
  10/31/1998              $10,759                   $11,430             $10,276
  11/30/1998              $10,806                   $11,470             $10,276
  12/31/1998              $10,833                   $11,499             $10,269
   1/31/1999              $10,934                   $11,636             $10,294
   2/28/1999              $10,897                   $11,585             $10,307
   3/31/1999              $10,923                   $11,601             $10,338
   4/30/1999              $10,940                   $11,630             $10,414
   5/31/1999              $10,883                   $11,563             $10,414
   6/30/1999              $10,713                   $11,396             $10,414
   7/31/1999              $10,748                   $11,438             $10,445
   8/31/1999              $10,605                   $11,346             $10,470
   9/30/1999              $10,584                   $11,351             $10,520
  10/31/1999              $10,412                   $11,228             $10,539
  11/30/1999              $10,515                   $11,347             $10,545
  12/31/1999              $10,407                   $11,263             $10,545
   1/31/2000              $10,348                   $11,214             $10,576
   2/29/2000              $10,481                   $11,344             $10,639
   3/31/2000              $10,722                   $11,592             $10,727
   4/30/2000              $10,652                   $11,523             $10,733
   5/31/2000              $10,583                   $11,463             $10,746
   6/30/2000              $10,866                   $11,767             $10,802
   7/31/2000              $11,013                   $11,931             $10,827
   8/31/2000              $11,190                   $12,115             $10,827
   9/30/2000              $11,119                   $12,052             $10,883
  10/31/2000              $11,227                   $12,183             $10,902
  11/30/2000              $11,296                   $12,275             $10,909
  12/31/2000              $11,557                   $12,579             $10,902
   1/31/2001              $11,617                   $12,703             $10,971
   2/28/2001              $11,666                   $12,744             $11,015
   3/31/2001              $11,756                   $12,858             $11,040
   4/30/2001              $11,631                   $12,719             $11,084
   5/31/2001              $11,742                   $12,855             $11,134
   6/30/2001              $11,833                   $12,941             $11,153
   7/31/2001              $12,018                   $13,133             $11,122
   8/31/2001              $12,204                   $13,350             $11,122
   9/30/2001              $12,127                   $13,305             $11,172
  10/31/2001              $12,271                   $13,463             $11,134
  11/30/2001              $12,172                   $13,350             $11,115
  12/31/2001              $12,039                   $13,223             $11,071
   1/31/2002              $12,215                   $13,453             $11,096
   2/28/2002              $12,359                   $13,615             $11,140
   3/31/2002              $12,150                   $13,348             $11,203
   4/30/2002              $12,360                   $13,609             $11,266
   5/31/2002              $12,420                   $13,692             $11,266
   6/30/2002              $12,534                   $13,836             $11,272
   7/31/2002              $12,670                   $14,014             $11,284
   8/31/2002              $12,796                   $14,183             $11,322
   9/30/2002              $13,065                   $14,494             $11,341
  10/31/2002              $12,796                   $14,253             $11,360
  11/30/2002              $12,756                   $14,194             $11,360
  12/31/2002              $13,018                   $14,494             $11,335
   1/31/2003              $12,968                   $14,457             $11,385
   2/28/2003              $13,141                   $14,659             $11,472
   3/31/2003              $13,135                   $14,668             $11,541
   4/30/2003              $13,231                   $14,765             $11,516
   5/31/2003              $13,576                   $15,110             $11,497
   6/30/2003              $13,546                   $15,046             $11,510
   7/31/2003              $13,069                   $14,520             $11,523
   8/31/2003              $13,165                   $14,628             $11,566
   9/30/2003              $13,503                   $15,058             $11,604
  10/31/2003              $13,449                   $14,982             $11,591
  11/30/2003              $13,615                   $15,138             $11,560
  12/31/2003              $13,735                   $15,264             $11,548
   1/31/2004              $13,821                   $15,351             $11,604
   2/29/2004              $14,047                   $15,582             $11,667
   3/31/2004              $14,040                   $15,528             $11,742
   4/30/2004              $13,714                   $15,160             $11,779
   5/31/2004              $13,684                   $15,105             $11,848
   6/30/2004              $13,725                   $15,160             $11,886
   7/31/2004              $13,909                   $15,360             $11,867
   8/31/2004              $14,153                   $15,667             $11,873
   9/30/2004              $14,231                   $15,751             $11,898
  10/31/2004              $14,380                   $15,886             $11,961
  11/30/2004              $14,264                   $15,755             $11,967
  12/31/2004              $14,463                   $15,947             $11,924
   1/31/2005              $14,651                   $16,096             $11,949
   2/28/2005              $14,630                   $16,043             $12,018
   3/31/2005              $14,548                   $15,942             $12,112
   4/30/2005              $14,799                   $16,193             $12,193
   5/31/2005              $14,914                   $16,308             $12,180
   6/30/2005              $14,993                   $16,409             $12,187
   7/31/2005              $14,934                   $16,335             $12,243
   8/31/2005              $15,101                   $16,500             $12,306
   9/30/2005              $14,991                   $16,388             $12,456
  10/31/2005              $14,892                   $16,289             $12,481
  11/30/2005              $14,957                   $16,367             $12,381
  12/31/2005              $15,087                   $16,508             $12,331
   1/31/2006              $15,114                   $16,552             $12,425
   2/28/2006              $15,257                   $16,664             $12,450
   3/31/2006              $15,129                   $16,549             $12,519
   4/30/2006              $15,142                   $16,543             $12,625
   5/31/2006              $15,181                   $16,617             $12,688
   6/30/2006              $15,103                   $16,554             $12,713
   7/31/2006              $15,286                   $16,751             $12,751
   8/31/2006              $15,495                   $17,000             $12,776
   9/30/2006              $15,600                   $17,118             $12,713
  10/31/2006              $15,693                   $17,225             $12,644
  11/30/2006              $15,838                   $17,369             $12,625
  12/31/2006              $15,772                   $17,307             $12,644
   1/31/2007              $15,732                   $17,263             $12,683
   2/28/2007              $15,939                   $17,490             $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                                2/28/07
----------------------------------------------
1-Year                                  +2.99%
----------------------------------------------
5-Year                                  +4.65%
----------------------------------------------
10-Year                                 +4.66%
----------------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Franklin Oregon          Lehman Brothers
      Date          Tax-Free Income Fund    Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
    3/1/1997              $10,000                   $10,000             $10,000
   3/31/1997              $ 9,918                   $ 9,867             $10,025
   4/30/1997              $ 9,984                   $ 9,949             $10,038
   5/31/1997              $10,086                   $10,099             $10,031
   6/30/1997              $10,162                   $10,207             $10,044
   7/31/1997              $10,378                   $10,489             $10,056
   8/31/1997              $10,348                   $10,391             $10,075
   9/30/1997              $10,442                   $10,514             $10,100
  10/31/1997              $10,492                   $10,582             $10,125
  11/30/1997              $10,552                   $10,644             $10,119
  12/31/1997              $10,682                   $10,799             $10,107
   1/31/1998              $10,760                   $10,911             $10,125
   2/28/1998              $10,765                   $10,914             $10,144
   3/31/1998              $10,762                   $10,924             $10,163
   4/30/1998              $10,740                   $10,875             $10,182
   5/31/1998              $10,874                   $11,047             $10,201
   6/30/1998              $10,907                   $11,090             $10,213
   7/31/1998              $10,922                   $11,118             $10,226
   8/31/1998              $11,057                   $11,290             $10,238
   9/30/1998              $11,164                   $11,430             $10,251
  10/31/1998              $11,132                   $11,430             $10,276
  11/30/1998              $11,174                   $11,470             $10,276
  12/31/1998              $11,197                   $11,499             $10,269
   1/31/1999              $11,295                   $11,636             $10,294
   2/28/1999              $11,261                   $11,585             $10,307
   3/31/1999              $11,273                   $11,601             $10,338
   4/30/1999              $11,295                   $11,630             $10,414
   5/31/1999              $11,221                   $11,563             $10,414
   6/30/1999              $11,052                   $11,396             $10,414
   7/31/1999              $11,073                   $11,438             $10,445
   8/31/1999              $10,931                   $11,346             $10,470
   9/30/1999              $10,895                   $11,351             $10,520
  10/31/1999              $10,723                   $11,228             $10,539
  11/30/1999              $10,813                   $11,347             $10,545
  12/31/1999              $10,709                   $11,263             $10,545
   1/31/2000              $10,633                   $11,214             $10,576
   2/29/2000              $10,764                   $11,344             $10,639
   3/31/2000              $11,016                   $11,592             $10,727
   4/30/2000              $10,939                   $11,523             $10,733
   5/31/2000              $10,864                   $11,463             $10,746
   6/30/2000              $11,138                   $11,767             $10,802
   7/31/2000              $11,292                   $11,931             $10,827
   8/31/2000              $11,467                   $12,115             $10,827
   9/30/2000              $11,389                   $12,052             $10,883
  10/31/2000              $11,494                   $12,183             $10,902
  11/30/2000              $11,559                   $12,275             $10,909
  12/31/2000              $11,819                   $12,579             $10,902
   1/31/2001              $11,874                   $12,703             $10,971
   2/28/2001              $11,908                   $12,744             $11,015
   3/31/2001              $12,014                   $12,858             $11,040
   4/30/2001              $11,882                   $12,719             $11,084
   5/31/2001              $11,989                   $12,855             $11,134
   6/30/2001              $12,065                   $12,941             $11,153
   7/31/2001              $12,257                   $13,133             $11,122
   8/31/2001              $12,440                   $13,350             $11,122
   9/30/2001              $12,346                   $13,305             $11,172
  10/31/2001              $12,485                   $13,463             $11,134
  11/30/2001              $12,380                   $13,350             $11,115
  12/31/2001              $12,240                   $13,223             $11,071
   1/31/2002              $12,412                   $13,453             $11,096
   2/28/2002              $12,563                   $13,615             $11,140
   3/31/2002              $12,346                   $13,348             $11,203
   4/30/2002              $12,552                   $13,609             $11,266
   5/31/2002              $12,606                   $13,692             $11,266
   6/30/2002              $12,715                   $13,836             $11,272
   7/31/2002              $12,858                   $14,014             $11,284
   8/31/2002              $12,968                   $14,183             $11,322
   9/30/2002              $13,233                   $14,494             $11,341
  10/31/2002              $12,956                   $14,253             $11,360
  11/30/2002              $12,911                   $14,194             $11,360
  12/31/2002              $13,178                   $14,494             $11,335
   1/31/2003              $13,122                   $14,457             $11,385
   2/28/2003              $13,290                   $14,659             $11,472
   3/31/2003              $13,267                   $14,668             $11,541
   4/30/2003              $13,368                   $14,765             $11,516
   5/31/2003              $13,708                   $15,110             $11,497
   6/30/2003              $13,671                   $15,046             $11,510
   7/31/2003              $13,188                   $14,520             $11,523
   8/31/2003              $13,265                   $14,628             $11,566
   9/30/2003              $13,596                   $15,058             $11,604
  10/31/2003              $13,547                   $14,982             $11,591
  11/30/2003              $13,706                   $15,138             $11,560
  12/31/2003              $13,832                   $15,264             $11,548
   1/31/2004              $13,899                   $15,351             $11,604
   2/29/2004              $14,131                   $15,582             $11,667
   3/31/2004              $14,118                   $15,528             $11,742
   4/30/2004              $13,775                   $15,160             $11,779
   5/31/2004              $13,738                   $15,105             $11,848
   6/30/2004              $13,784                   $15,160             $11,886
   7/31/2004              $13,949                   $15,360             $11,867
   8/31/2004              $14,186                   $15,667             $11,873
   9/30/2004              $14,268                   $15,751             $11,898
  10/31/2004              $14,411                   $15,886             $11,961
  11/30/2004              $14,277                   $15,755             $11,967
  12/31/2004              $14,480                   $15,947             $11,924
   1/31/2005              $14,659                   $16,096             $11,949
   2/28/2005              $14,633                   $16,043             $12,018
   3/31/2005              $14,544                   $15,942             $12,112
   4/30/2005              $14,773                   $16,193             $12,193
   5/31/2005              $14,892                   $16,308             $12,180
   6/30/2005              $14,963                   $16,409             $12,187
   7/31/2005              $14,899                   $16,335             $12,243
   8/31/2005              $15,057                   $16,500             $12,306
   9/30/2005              $14,941                   $16,388             $12,456
  10/31/2005              $14,837                   $16,289             $12,481
  11/30/2005              $14,895                   $16,367             $12,381
  12/31/2005              $15,015                   $16,508             $12,331
   1/31/2006              $15,035                   $16,552             $12,425
   2/28/2006              $15,169                   $16,664             $12,450
   3/31/2006              $15,036                   $16,549             $12,519
   4/30/2006              $15,042                   $16,543             $12,625
   5/31/2006              $15,073                   $16,617             $12,688
   6/30/2006              $14,990                   $16,554             $12,713
   7/31/2006              $15,162                   $16,751             $12,751
   8/31/2006              $15,361                   $17,000             $12,776
   9/30/2006              $15,457                   $17,118             $12,713
  10/31/2006              $15,553                   $17,225             $12,644
  11/30/2006              $15,676                   $17,369             $12,625
  12/31/2006              $15,617                   $17,307             $12,644
   1/31/2007              $15,571                   $17,263             $12,683
   2/28/2007              $15,769                   $17,490             $12,751



82 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Oregon personal income tax rate of 40.85%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 83

Your Fund's Expenses

FRANKLIN OREGON TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


84 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/06       VALUE 2/28/07   PERIOD* 9/1/06-2/28/07
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,028.90             $3.27
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,021.57             $3.26
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,026.60             $6.03
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.84             $6.01
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.65% and C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 85

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/07**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...........................................     68.4%
AA ............................................      4.6%
A .............................................      1.1%
BBB ...........................................     12.7%
Not Rated by S&P ..............................     13.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S           INTERNAL
AAA or Aaa                       12.6%               0.1%
A                                 0.1%                 --
BBB or Baa                        0.4%                 --
---------------------------------------------------------
Total                            13.1%               0.1%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Pennsylvania Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.44 on February 28, 2006, to $10.47 on February 28, 2007. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 192.


86 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin Pennsylvania Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                      ------------------------------------------
MONTH                                   CLASS A        CLASS B       CLASS C
--------------------------------------------------------------------------------
March 2006                            3.83 cents     3.35 cents     3.32 cents
--------------------------------------------------------------------------------
April 2006                            3.83 cents     3.35 cents     3.32 cents
--------------------------------------------------------------------------------
May 2006                              3.83 cents     3.35 cents     3.32 cents
--------------------------------------------------------------------------------
June 2006                             3.69 cents     3.23 cents     3.21 cents
--------------------------------------------------------------------------------
July 2006                             3.69 cents     3.23 cents     3.21 cents
--------------------------------------------------------------------------------
August 2006                           3.69 cents     3.23 cents     3.21 cents
--------------------------------------------------------------------------------
September 2006                        3.69 cents     3.22 cents     3.22 cents
--------------------------------------------------------------------------------
October 2006                          3.69 cents     3.22 cents     3.22 cents
--------------------------------------------------------------------------------
November 2006                         3.69 cents     3.22 cents     3.22 cents
--------------------------------------------------------------------------------
December 2006                         3.69 cents     3.20 cents     3.20 cents
--------------------------------------------------------------------------------
January 2007                          3.69 cents     3.20 cents     3.20 cents
--------------------------------------------------------------------------------
February 2007                         3.69 cents     3.20 cents     3.20 cents
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 44.80 cents per share for the same period. 2 The Performance Summary beginning on page 89 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.05% based on an annualization of the current 3.69 cent per share dividend and the maximum offering price of $10.93 on February 28, 2007. An investor in the 2007 maximum combined effective federal and Pennsylvania personal income tax bracket of 37.00% would need to earn a distribution rate of 6.43% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 87

PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free
Income Fund
2/28/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                26.8%
--------------------------------------------------------------------------------
General Obligation                                                         19.7%
--------------------------------------------------------------------------------
Higher Education                                                           11.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     11.5%
--------------------------------------------------------------------------------
Transportation                                                              9.6%
--------------------------------------------------------------------------------
Utilities                                                                   5.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        5.0%
--------------------------------------------------------------------------------
Other Revenue                                                               4.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.6%
--------------------------------------------------------------------------------
Housing                                                                     2.6%
--------------------------------------------------------------------------------
Tax-Supported                                                               0.1%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

COMMONWEALTH UPDATE

Pennsylvania's economy continued to rebound, bolstered by encouraging signs from the employment sector. Although the manufacturing sector continued its decline, the state's diverse economic base gained jobs in education, health care, leisure and hospitality, and retail trade. As of February 2007, Pennsylvania's 4.0% unemployment rate was less than the 4.5% national average and personal incomes continued to grow modestly. 3

Despite increased funding for education, public welfare and debt service, Pennsylvania's fiscal year 2007 budget was balanced using its surplus from fiscal years 2005 and 2006. The large elderly population, bundled with shrinking federal aid and escalating general medical costs, presented challenges for the state, but it managed to protect core Medicaid services without compromising its fiscal responsibilities. The state's limited use of nonrecurring measures also was an indication of a sound fiscal structure. The commonwealth's debt burden is expected to grow but remain below that of neighboring states.

Even with low budget reserves and increasing debt levels, independent credit rating agency Standard & Poor's (S&P) considers Pennsylvania's debt profile favorable. Strong actions to preserve budget balance and overall sound financial management led S&P to assign the state's general obligation bonds a rating of AA with a stable outlook. 4

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3.    Source: Bureau of Labor Statistics.

4.    This does not indicate S&P's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


88 | Annual Report

Performance Summary as of 2/28/07

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRPAX)                              CHANGE   2/28/07   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.03    $10.47    $10.44
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                            $0.4480
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBPTX)                              CHANGE   2/28/07   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.04    $10.51    $10.47
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                            $0.3909
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRPTX)                              CHANGE   2/28/07   2/28/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.04    $10.55    $10.51
--------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/06-2/28/07)
--------------------------------------------------------------------------------
Dividend Income                            $0.3894
--------------------------------------------------------------------------------


                                                              Annual Report | 89

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------
CLASS A                                                1-YEAR    5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +4.71%   +27.41%       +66.97%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +0.29%    +4.05%        +4.80%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                     +0.51%    +4.39%        +4.88%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.05%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.43%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.34%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.30%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           0.66%
---------------------------------------------------------------------------------------------
CLASS B                                                1-YEAR    5-YEAR   INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +4.22%   +24.13%       +48.91%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +0.22%    +4.08%        +5.79%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                     +0.50%    +4.43%        +5.66%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.68%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.84%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.94%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.67%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.21%
---------------------------------------------------------------------------------------------
CLASS C                                                1-YEAR    5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                              +4.19%   +23.99%       +58.13%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                          +3.19%    +4.39%        +4.69%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 3                     +3.56%    +4.76%        +4.77%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.64%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.78%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.95%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.68%
---------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7           1.21%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


90 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Pennsylvania         Lehman Brothers
   Date          Tax-free Income Fund      Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  3/1/1997             $ 9,576                     $10,000             $10,000
 3/31/1997             $ 9,484                     $ 9,867             $10,025
 4/30/1997             $ 9,567                     $ 9,949             $10,038
 5/31/1997             $ 9,679                     $10,099             $10,031
 6/30/1997             $ 9,774                     $10,207             $10,044
 7/31/1997             $10,001                     $10,489             $10,056
 8/31/1997             $ 9,935                     $10,391             $10,075
 9/30/1997             $10,037                     $10,514             $10,100
10/31/1997             $10,103                     $10,582             $10,125
11/30/1997             $10,178                     $10,644             $10,119
12/31/1997             $10,326                     $10,799             $10,107
 1/31/1998             $10,432                     $10,911             $10,125
 2/28/1998             $10,430                     $10,914             $10,144
 3/31/1998             $10,437                     $10,924             $10,163
 4/30/1998             $10,424                     $10,875             $10,182
 5/31/1998             $10,540                     $11,047             $10,201
 6/30/1998             $10,597                     $11,090             $10,213
 7/31/1998             $10,615                     $11,118             $10,226
 8/31/1998             $10,733                     $11,290             $10,238
 9/30/1998             $10,851                     $11,430             $10,251
10/31/1998             $10,826                     $11,430             $10,276
11/30/1998             $10,873                     $11,470             $10,276
12/31/1998             $10,893                     $11,499             $10,269
 1/31/1999             $10,991                     $11,636             $10,294
 2/28/1999             $10,965                     $11,585             $10,307
 3/31/1999             $10,980                     $11,601             $10,338
 4/30/1999             $11,015                     $11,630             $10,414
 5/31/1999             $10,946                     $11,563             $10,414
 6/30/1999             $10,813                     $11,396             $10,414
 7/31/1999             $10,838                     $11,438             $10,445
 8/31/1999             $10,672                     $11,346             $10,470
 9/30/1999             $10,644                     $11,351             $10,520
10/31/1999             $10,444                     $11,228             $10,539
11/30/1999             $10,556                     $11,347             $10,545
12/31/1999             $10,441                     $11,263             $10,545
 1/31/2000             $10,358                     $11,214             $10,576
 2/29/2000             $10,494                     $11,344             $10,639
 3/31/2000             $10,751                     $11,592             $10,727
 4/30/2000             $10,689                     $11,523             $10,733
 5/31/2000             $10,638                     $11,463             $10,746
 6/30/2000             $10,910                     $11,767             $10,802
 7/31/2000             $11,060                     $11,931             $10,827
 8/31/2000             $11,245                     $12,115             $10,827
 9/30/2000             $11,204                     $12,052             $10,883
10/31/2000             $11,300                     $12,183             $10,902
11/30/2000             $11,350                     $12,275             $10,909
12/31/2000             $11,584                     $12,579             $10,902
 1/31/2001             $11,680                     $12,703             $10,971
 2/28/2001             $11,730                     $12,744             $11,015
 3/31/2001             $11,851                     $12,858             $11,040
 4/30/2001             $11,716                     $12,719             $11,084
 5/31/2001             $11,837                     $12,855             $11,134
 6/30/2001             $11,924                     $12,941             $11,153
 7/31/2001             $12,118                     $13,133             $11,122
 8/31/2001             $12,312                     $13,350             $11,122
 9/30/2001             $12,280                     $13,305             $11,172
10/31/2001             $12,416                     $13,463             $11,134
11/30/2001             $12,347                     $13,350             $11,115
12/31/2001             $12,206                     $13,223             $11,071
 1/31/2002             $12,414                     $13,453             $11,096
 2/28/2002             $12,551                     $13,615             $11,140
 3/31/2002             $12,310                     $13,348             $11,203
 4/30/2002             $12,509                     $13,609             $11,266
 5/31/2002             $12,587                     $13,692             $11,266
 6/30/2002             $12,726                     $13,836             $11,272
 7/31/2002             $12,878                     $14,014             $11,284
 8/31/2002             $13,018                     $14,183             $11,322
 9/30/2002             $13,283                     $14,494             $11,341
10/31/2002             $13,085                     $14,253             $11,360
11/30/2002             $13,050                     $14,194             $11,360
12/31/2002             $13,305                     $14,494             $11,335
 1/31/2003             $13,294                     $14,457             $11,385
 2/28/2003             $13,461                     $14,659             $11,472
 3/31/2003             $13,463                     $14,668             $11,541
 4/30/2003             $13,580                     $14,765             $11,516
 5/31/2003             $13,878                     $15,110             $11,497
 6/30/2003             $13,838                     $15,046             $11,510
 7/31/2003             $13,341                     $14,520             $11,523
 8/31/2003             $13,444                     $14,628             $11,566
 9/30/2003             $13,757                     $15,058             $11,604
10/31/2003             $13,703                     $14,982             $11,591
11/30/2003             $13,846                     $15,138             $11,560
12/31/2003             $13,937                     $15,264             $11,548
 1/31/2004             $14,029                     $15,351             $11,604
 2/29/2004             $14,219                     $15,582             $11,667
 3/31/2004             $14,162                     $15,528             $11,742
 4/30/2004             $13,850                     $15,160             $11,779
 5/31/2004             $13,808                     $15,105             $11,848
 6/30/2004             $13,819                     $15,160             $11,886
 7/31/2004             $14,007                     $15,360             $11,867
 8/31/2004             $14,236                     $15,667             $11,873
 9/30/2004             $14,317                     $15,751             $11,898
10/31/2004             $14,452                     $15,886             $11,961
11/30/2004             $14,340                     $15,755             $11,967
12/31/2004             $14,518                     $15,947             $11,924
 1/31/2005             $14,697                     $16,096             $11,949
 2/28/2005             $14,667                     $16,043             $12,018
 3/31/2005             $14,609                     $15,942             $12,112
 4/30/2005             $14,818                     $16,193             $12,193
 5/31/2005             $14,915                     $16,308             $12,180
 6/30/2005             $14,999                     $16,409             $12,187
 7/31/2005             $14,940                     $16,335             $12,243
 8/31/2005             $15,095                     $16,500             $12,306
 9/30/2005             $14,993                     $16,388             $12,456
10/31/2005             $14,919                     $16,289             $12,481
11/30/2005             $14,974                     $16,367             $12,381
12/31/2005             $15,102                     $16,508             $12,331
 1/31/2006             $15,128                     $16,552             $12,425
 2/28/2006             $15,272                     $16,664             $12,450
 3/31/2006             $15,181                     $16,549             $12,519
 4/30/2006             $15,178                     $16,543             $12,625
 5/31/2006             $15,220                     $16,617             $12,688
 6/30/2006             $15,156                     $16,554             $12,713
 7/31/2006             $15,315                     $16,751             $12,751
 8/31/2006             $15,519                     $17,000             $12,776
 9/30/2006             $15,619                     $17,118             $12,713
10/31/2006             $15,720                     $17,225             $12,644
11/30/2006             $15,866                     $17,369             $12,625
12/31/2006             $15,831                     $17,307             $12,644
 1/31/2007             $15,796                     $17,263             $12,683
 2/28/2007             $15,989                     $17,490             $12,751

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                2/28/07
----------------------------------------------
1-Year                                  +0.29%
----------------------------------------------
5-Year                                  +4.05%
----------------------------------------------
10-Year                                 +4.80%
----------------------------------------------

CLASS B (2/1/00-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Pennsylvania         Lehman Brothers
   Date          Tax-free Income Fund      Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
  2/1/2000             $10,000                     $10,000             $10,000
 2/29/2000             $10,111                     $10,116             $10,059
 3/31/2000             $10,354                     $10,337             $10,142
 4/30/2000             $10,301                     $10,276             $10,148
 5/31/2000             $10,237                     $10,223             $10,160
 6/30/2000             $10,493                     $10,494             $10,213
 7/31/2000             $10,644                     $10,640             $10,237
 8/31/2000             $10,816                     $10,804             $10,237
 9/30/2000             $10,772                     $10,747             $10,290
10/31/2000             $10,858                     $10,865             $10,308
11/30/2000             $10,901                     $10,947             $10,314
12/31/2000             $11,121                     $11,217             $10,308
 1/31/2001             $11,208                     $11,328             $10,373
 2/28/2001             $11,251                     $11,364             $10,415
 3/31/2001             $11,361                     $11,466             $10,438
 4/30/2001             $11,227                     $11,342             $10,480
 5/31/2001             $11,338                     $11,464             $10,527
 6/30/2001             $11,427                     $11,541             $10,545
 7/31/2001             $11,607                     $11,712             $10,515
 8/31/2001             $11,788                     $11,905             $10,515
 9/30/2001             $11,752                     $11,865             $10,563
10/31/2001             $11,875                     $12,006             $10,527
11/30/2001             $11,805                     $11,905             $10,509
12/31/2001             $11,664                     $11,792             $10,468
 1/31/2002             $11,857                     $11,997             $10,492
 2/28/2002             $11,982                     $12,141             $10,533
 3/31/2002             $11,747                     $11,903             $10,592
 4/30/2002             $11,931                     $12,136             $10,652
 5/31/2002             $11,999                     $12,210             $10,652
 6/30/2002             $12,126                     $12,339             $10,658
 7/31/2002             $12,265                     $12,498             $10,669
 8/31/2002             $12,393                     $12,648             $10,705
 9/30/2002             $12,639                     $12,925             $10,723
10/31/2002             $12,457                     $12,711             $10,741
11/30/2002             $12,418                     $12,658             $10,741
12/31/2002             $12,655                     $12,925             $10,717
 1/31/2003             $12,627                     $12,892             $10,764
 2/28/2003             $12,792                     $13,072             $10,847
 3/31/2003             $12,787                     $13,080             $10,912
 4/30/2003             $12,880                     $13,167             $10,889
 5/31/2003             $13,168                     $13,475             $10,871
 6/30/2003             $13,124                     $13,418             $10,883
 7/31/2003             $12,648                     $12,948             $10,895
 8/31/2003             $12,739                     $13,045             $10,936
 9/30/2003             $13,029                     $13,428             $10,972
10/31/2003             $12,972                     $13,361             $10,960
11/30/2003             $13,101                     $13,500             $10,930
12/31/2003             $13,181                     $13,612             $10,918
 1/31/2004             $13,261                     $13,690             $10,972
 2/29/2004             $13,442                     $13,896             $11,031
 3/31/2004             $13,396                     $13,847             $11,102
 4/30/2004             $13,083                     $13,519             $11,137
 5/31/2004             $13,037                     $13,470             $11,203
 6/30/2004             $13,041                     $13,519             $11,238
 7/31/2004             $13,225                     $13,697             $11,220
 8/31/2004             $13,421                     $13,972             $11,226
 9/30/2004             $13,491                     $14,046             $11,250
10/31/2004             $13,612                     $14,167             $11,309
11/30/2004             $13,501                     $14,050             $11,315
12/31/2004             $13,662                     $14,221             $11,274
 1/31/2005             $13,823                     $14,354             $11,297
 2/28/2005             $13,789                     $14,307             $11,363
 3/31/2005             $13,728                     $14,216             $11,451
 4/30/2005             $13,918                     $14,441             $11,528
 5/31/2005             $14,015                     $14,543             $11,517
 6/30/2005             $14,087                     $14,633             $11,523
 7/31/2005             $14,026                     $14,567             $11,576
 8/31/2005             $14,151                     $14,714             $11,635
 9/30/2005             $14,063                     $14,615             $11,777
10/31/2005             $13,987                     $14,526             $11,801
11/30/2005             $14,019                     $14,596             $11,706
12/31/2005             $14,132                     $14,721             $11,659
 1/31/2006             $14,150                     $14,761             $11,748
 2/28/2006             $14,277                     $14,860             $11,771
 3/31/2006             $14,186                     $14,758             $11,836
 4/30/2006             $14,177                     $14,752             $11,937
 5/31/2006             $14,210                     $14,818             $11,996
 6/30/2006             $14,144                     $14,762             $12,020
 7/31/2006             $14,299                     $14,938             $12,056
 8/31/2006             $14,482                     $15,160             $12,079
 9/30/2006             $14,569                     $15,265             $12,020
10/31/2006             $14,656                     $15,361             $11,955
11/30/2006             $14,785                     $15,489             $11,937
12/31/2006             $14,746                     $15,434             $11,955
 1/31/2007             $14,706                     $15,395             $11,991
 2/28/2007             $14,891                     $15,597             $12,056

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS B                                2/28/07
----------------------------------------------
1-Year                                  +0.22%
----------------------------------------------
5-Year                                  +4.08%
----------------------------------------------
Since Inception (2/1/00)                +5.79%
----------------------------------------------


                                                              Annual Report | 91

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                                2/28/07
----------------------------------------------
1-Year                                  +3.19%
----------------------------------------------
5-Year                                  +4.39%
----------------------------------------------
10-Year                                 +4.69%
----------------------------------------------

CLASS C (3/1/97-2/28/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Pennsylvania        Lehman Brothers
     Date           Tax-Free Income Fund    Municipal Bond Index 8       CPI 8
--------------------------------------------------------------------------------
    3/1/1997              $10,000                  $10,000             $10,000
   3/31/1997              $ 9,900                  $ 9,867             $10,025
   4/30/1997              $ 9,982                  $ 9,949             $10,038
   5/31/1997              $10,093                  $10,099             $10,031
   6/30/1997              $10,187                  $10,207             $10,044
   7/31/1997              $10,418                  $10,489             $10,056
   8/31/1997              $10,344                  $10,391             $10,075
   9/30/1997              $10,446                  $10,514             $10,100
  10/31/1997              $10,509                  $10,582             $10,125
  11/30/1997              $10,591                  $10,644             $10,119
  12/31/1997              $10,740                  $10,799             $10,107
   1/31/1998              $10,834                  $10,911             $10,125
   2/28/1998              $10,837                  $10,914             $10,144
   3/31/1998              $10,839                  $10,924             $10,163
   4/30/1998              $10,810                  $10,875             $10,182
   5/31/1998              $10,936                  $11,047             $10,201
   6/30/1998              $10,990                  $11,090             $10,213
   7/31/1998              $10,992                  $11,118             $10,226
   8/31/1998              $11,119                  $11,290             $10,238
   9/30/1998              $11,225                  $11,430             $10,251
  10/31/1998              $11,205                  $11,430             $10,276
  11/30/1998              $11,248                  $11,470             $10,276
  12/31/1998              $11,263                  $11,499             $10,269
   1/31/1999              $11,359                  $11,636             $10,294
   2/28/1999              $11,327                  $11,585             $10,307
   3/31/1999              $11,347                  $11,601             $10,338
   4/30/1999              $11,367                  $11,630             $10,414
   5/31/1999              $11,290                  $11,563             $10,414
   6/30/1999              $11,149                  $11,396             $10,414
   7/31/1999              $11,170                  $11,438             $10,445
   8/31/1999              $10,994                  $11,346             $10,470
   9/30/1999              $10,960                  $11,351             $10,520
  10/31/1999              $10,751                  $11,228             $10,539
  11/30/1999              $10,860                  $11,347             $10,545
  12/31/1999              $10,738                  $11,263             $10,545
   1/31/2000              $10,648                  $11,214             $10,576
   2/29/2000              $10,782                  $11,344             $10,639
   3/31/2000              $11,040                  $11,592             $10,727
   4/30/2000              $10,972                  $11,523             $10,733
   5/31/2000              $10,916                  $11,463             $10,746
   6/30/2000              $11,188                  $11,767             $10,802
   7/31/2000              $11,336                  $11,931             $10,827
   8/31/2000              $11,519                  $12,115             $10,827
   9/30/2000              $11,472                  $12,052             $10,883
  10/31/2000              $11,564                  $12,183             $10,902
  11/30/2000              $11,610                  $12,275             $10,909
  12/31/2000              $11,842                  $12,579             $10,902
   1/31/2001              $11,935                  $12,703             $10,971
   2/28/2001              $11,993                  $12,744             $11,015
   3/31/2001              $12,098                  $12,858             $11,040
   4/30/2001              $11,955                  $12,719             $11,084
   5/31/2001              $12,084                  $12,855             $11,134
   6/30/2001              $12,167                  $12,941             $11,153
   7/31/2001              $12,358                  $13,133             $11,122
   8/31/2001              $12,550                  $13,350             $11,122
   9/30/2001              $12,512                  $13,305             $11,172
  10/31/2001              $12,643                  $13,463             $11,134
  11/30/2001              $12,568                  $13,350             $11,115
  12/31/2001              $12,419                  $13,223             $11,071
   1/31/2002              $12,624                  $13,453             $11,096
   2/28/2002              $12,756                  $13,615             $11,140
   3/31/2002              $12,507                  $13,348             $11,203
   4/30/2002              $12,702                  $13,609             $11,266
   5/31/2002              $12,774                  $13,692             $11,266
   6/30/2002              $12,909                  $13,836             $11,272
   7/31/2002              $13,056                  $14,014             $11,284
   8/31/2002              $13,192                  $14,183             $11,322
   9/30/2002              $13,453                  $14,494             $11,341
  10/31/2002              $13,260                  $14,253             $11,360
  11/30/2002              $13,218                  $14,194             $11,360
  12/31/2002              $13,470                  $14,494             $11,335
   1/31/2003              $13,452                  $14,457             $11,385
   2/28/2003              $13,614                  $14,659             $11,472
   3/31/2003              $13,610                  $14,668             $11,541
   4/30/2003              $13,709                  $14,765             $11,516
   5/31/2003              $14,016                  $15,110             $11,497
   6/30/2003              $13,968                  $15,046             $11,510
   7/31/2003              $13,463                  $14,520             $11,523
   8/31/2003              $13,546                  $14,628             $11,566
   9/30/2003              $13,853                  $15,058             $11,604
  10/31/2003              $13,805                  $14,982             $11,591
  11/30/2003              $13,941                  $15,138             $11,560
  12/31/2003              $14,026                  $15,264             $11,548
   1/31/2004              $14,111                  $15,351             $11,604
   2/29/2004              $14,303                  $15,582             $11,667
   3/31/2004              $14,241                  $15,528             $11,742
   4/30/2004              $13,923                  $15,160             $11,779
   5/31/2004              $13,874                  $15,105             $11,848
   6/30/2004              $13,879                  $15,160             $11,886
   7/31/2004              $14,059                  $15,360             $11,867
   8/31/2004              $14,282                  $15,667             $11,873
   9/30/2004              $14,355                  $15,751             $11,898
  10/31/2004              $14,484                  $15,886             $11,961
  11/30/2004              $14,365                  $15,755             $11,967
  12/31/2004              $14,536                  $15,947             $11,924
   1/31/2005              $14,707                  $16,096             $11,949
   2/28/2005              $14,684                  $16,043             $12,018
   3/31/2005              $14,606                  $15,942             $12,112
   4/30/2005              $14,807                  $16,193             $12,193
   5/31/2005              $14,910                  $16,308             $12,180
   6/30/2005              $14,986                  $16,409             $12,187
   7/31/2005              $14,922                  $16,335             $12,243
   8/31/2005              $15,069                  $16,500             $12,306
   9/30/2005              $14,961                  $16,388             $12,456
  10/31/2005              $14,881                  $16,289             $12,481
  11/30/2005              $14,929                  $16,367             $12,381
  12/31/2005              $15,049                  $16,508             $12,331
   1/31/2006              $15,068                  $16,552             $12,425
   2/28/2006              $15,188                  $16,664             $12,450
   3/31/2006              $15,091                  $16,549             $12,519
   4/30/2006              $15,096                  $16,543             $12,625
   5/31/2006              $15,115                  $16,617             $12,688
   6/30/2006              $15,060                  $16,554             $12,713
   7/31/2006              $15,209                  $16,751             $12,751
   8/31/2006              $15,403                  $17,000             $12,776
   9/30/2006              $15,495                  $17,118             $12,713
  10/31/2006              $15,587                  $17,225             $12,644
  11/30/2006              $15,724                  $17,369             $12,625
  12/31/2006              $15,697                  $17,307             $12,644
   1/31/2007              $15,655                  $17,263             $12,683
   2/28/2007              $15,813                  $17,490             $12,751

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Pennsylvania personal income tax rate of 37.00%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


92 | Annual Report

Your Fund's Expenses

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 93

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT           ENDING ACCOUNT           EXPENSES PAID DURING
CLASS A                                                 VALUE 9/1/06               VALUE 2/28/07          PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,029.90                      $3.32
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,021.52                      $3.31
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,027.00                      $6.08
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,018.79                      $6.06
----------------------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Actual                                                     $1,000                   $1,026.90                      $6.08
----------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                   $1,000                   $1,018.79                      $6.06
----------------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66%; B: 1.21%; and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


94 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS A                                                2007         2006         2005         2004 e       2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  11.09     $  11.21     $  11.21     $  10.88     $  10.76
                                                   -------------------------------------------------------------

Income from investment operations a:

   Net investment income b .....................       0.48         0.48         0.50         0.52         0.54

   Net realized and unrealized gains (losses) ..       0.06        (0.12)       (0.01)        0.33         0.12
                                                   -------------------------------------------------------------
Total from investment operations ...............       0.54         0.36         0.49         0.85         0.66
                                                   -------------------------------------------------------------
Less distributions from net investment income ..      (0.47)       (0.48)       (0.49)       (0.52)       (0.54)
                                                   -------------------------------------------------------------
Redemption fees ................................         -- d         -- d         -- d         --           --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $  11.16     $  11.09     $  11.21     $  11.21     $  10.88
                                                   =============================================================

Total return c .................................       5.05%        3.25%        4.61%        8.00%        6.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $928,840     $885,864     $852,608     $900,646     $880,409

Ratios to average net assets:

   Expenses ....................................       0.63%        0.63%        0.63%        0.63%        0.63%

   Net investment income .......................       4.32%        4.34%        4.52%        4.75%        5.00%

Portfolio turnover rate ........................       6.56%       33.22%       27.99%       16.22%       24.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 95

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS B                                                2007         2006         2005         2004 e       2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  11.15     $  11.27     $  11.26     $  10.93     $  10.81
                                                   -------------------------------------------------------------

Income from investment operations a:

   Net investment income b .....................       0.42         0.43         0.44         0.46         0.48

   Net realized and unrealized gains (losses) ..       0.06        (0.13)          -- d       0.33         0.12
                                                   -------------------------------------------------------------
Total from investment operations ...............       0.48         0.30         0.44         0.79         0.60
                                                   -------------------------------------------------------------
Less distributions from net investment income ..      (0.41)       (0.42)       (0.43)       (0.46)       (0.48)
                                                   -------------------------------------------------------------

Redemption fees ................................         -- d         -- d         -- d         --           --
                                                   -------------------------------------------------------------

Net asset value, end of year ...................   $  11.22     $  11.15     $  11.27     $  11.26     $  10.93
                                                   =============================================================

Total return c .................................       4.45%        2.68%        4.09%        7.28%        5.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 21,061     $ 22,315     $ 23,753     $ 25,617     $ 20,648

Ratios to average net assets:

   Expenses ....................................       1.17%        1.18%        1.18%        1.18%        1.18%

   Net investment income .......................       3.78%        3.79%        3.97%        4.20%        4.45%

Portfolio turnover rate ........................       6.56%       33.22%       27.99%       16.22%       24.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


96 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS C                                                2007         2006         2005         2004 e       2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  11.20     $  11.32     $  11.31     $  10.97     $  10.85
                                                   -------------------------------------------------------------

Income from investment operations a:

   Net investment income b .....................       0.42         0.43         0.44         0.46         0.48

   Net realized and unrealized gains (losses) ..       0.06        (0.13)          -- d       0.33         0.12
                                                   -------------------------------------------------------------
Total from investment operations ...............       0.48         0.30         0.44         0.79         0.60
                                                   -------------------------------------------------------------
Less distributions from net investment income ..      (0.41)       (0.42)       (0.43)       (0.45)       (0.48)
                                                   -------------------------------------------------------------
Redemption fees ................................         -- d         -- d         -- d         --           --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $  11.27     $  11.20     $  11.32     $  11.31     $  10.97
                                                   =============================================================

Total return c .................................       4.42%        2.66%        4.09%        7.42%        5.66%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 58,386     $ 51,071     $ 44,055     $ 43,027     $ 37,315

Ratios to average net assets:

   Expenses ....................................       1.18%        1.18%        1.18%        1.20%        1.16%

   Net investment income .......................       3.77%        3.79%        3.97%        4.18%        4.47%

Portfolio turnover rate ........................       6.56%       33.22%       27.99%       16.22%       24.94%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 97

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.2%
  MUNICIPAL BONDS 98.2%
  ARIZONA 80.0%
  Arizona Health Facilities Authority Hospital System Revenue,
    John C. Lincoln Health Network, 5.75%, 12/01/32 .............................................     $   3,280,000   $   3,507,074
    Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 .................................         1,340,000       1,378,713
  Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625%,
   7/01/20 ......................................................................................         6,390,000       7,029,639
  Arizona School Facilities Board Revenue, State School Improvement, Pre-Refunded, 5.00%,
   7/01/19 ......................................................................................         2,000,000       2,108,600
  Arizona State Board of Regents COP, University of Arizona Main Campus, Series A-1,
   AMBAC Insured, 5.125%, 6/01/25 ...............................................................         2,000,000       2,105,940
  Arizona State Municipal Financing Program COP, Refunding, Series 14, AMBAC Insured,
   5.00%, 8/01/33 ...............................................................................         1,000,000       1,047,650
  Arizona State University COP,
    Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded, 5.00%,
     7/01/20 ....................................................................................         5,475,000       5,832,025
    Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded, 5.00%,
     7/01/21 ....................................................................................         5,965,000       6,353,978
    Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded, 5.10%,
     7/01/23 ....................................................................................         3,545,000       3,793,185
    Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded, 5.10%,
     7/01/24 ....................................................................................         1,875,000       2,006,269
    Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded, 5.10%,
     7/01/25 ....................................................................................         2,640,000       2,824,826
    Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 .....................         1,350,000       1,358,775
    Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30 .............................        17,250,000      18,322,260
    Research Infrastructure Projects, Series A, AMBAC Insured, 5.00%, 9/01/27 ...................         4,415,000       4,698,840
  Arizona State University Revenues,
    FGIC Insured, 5.00%, 7/01/23 ................................................................         2,890,000       3,045,569
    FGIC Insured, 5.00%, 7/01/25 ................................................................         2,250,000       2,366,685
    System, FGIC Insured, Pre-Refunded, 5.875%, 7/01/25 .........................................         1,000,000       1,059,400
    System, Refunding, AMBAC Insured, 5.00%, 7/01/27 ............................................         1,895,000       2,039,039
  Arizona Student Loan Acquisition Authority Student Loan Revenue,
    junior sub., Refunding, Series B-1, 6.15%, 5/01/29 ..........................................         1,000,000       1,060,380
    Refunding, Senior Series A-1, 5.90%, 5/01/24 ................................................         1,500,000       1,590,990
  Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility, Series A,
    MBIA Insured, 5.00%, 7/01/28 ................................................................         7,000,000       7,383,250
  Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured,
   6.125%, 7/20/41 ..............................................................................         2,235,000       2,358,059
  Downtown Phoenix Hotel Corp. Revenue,
    Senior Series A, FGIC Insured, 5.00%, 7/01/40 ...............................................        26,485,000      28,092,110
    Sub Series B, FGIC Insured, 5.00%, 7/01/36 ..................................................        25,095,000      26,674,981
    Sub Series B, FGIC Insured, 5.00%, 7/01/40 ..................................................        12,845,000      13,624,435
  Glendale IDA Hospital Revenue, John C Lincoln Health, Refunding, Series B, 5.00%,
   12/01/37 .....................................................................................         3,000,000       3,094,050
  Glendale IDAR, Midwestern University, Series A,
    5.375%, 5/15/28 .............................................................................         8,000,000       8,239,840
    Connie Lee Insured, 6.00%, 5/15/16 ..........................................................           455,000         461,529
    Connie Lee Insured, 6.00%, 5/15/26 ..........................................................           340,000         344,794
    MBIA Insured, 5.375%, 5/15/28 ...............................................................         1,050,000       1,079,610


98 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARIZONA (CONTINUED)
  Glendale Municipal Property Corp. Excise Tax Revenue, Series A, AMBAC Insured, 5.00%,
   7/01/33 ......................................................................................     $   1,000,000   $   1,054,750
  Glendale Water and Sewer Revenue, sub. lien, AMBAC Insured, 5.00%, 7/01/23 ....................         2,000,000       2,125,560
  Goodyear Community Facilities General District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 .........         1,500,000       1,589,160
  Goodyear Community Facilities Utilities District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 .......         1,000,000       1,059,440
  Greater Arizona Development Authority Infrastructure Revenue, Series A, MBIA Insured,
   5.00%, 8/01/26 ...............................................................................         4,425,000       4,744,618
  Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
   5.25%, 7/01/22 ...............................................................................         1,100,000       1,131,647
  Maricopa County GO, USD No. 41, Gilbert,
    6.25%, 7/01/15 ..............................................................................           160,000         165,480
    Pre-Refunded, 6.25%, 7/01/15 ................................................................         1,840,000       1,902,302
  Maricopa County Hospital Revenue, Sun Health Corp.,
    5.30%, 4/01/29 ..............................................................................         7,095,000       7,260,030
    Pre-Refunded, 6.125%, 4/01/18 ...............................................................        11,270,000      11,514,334
    Refunding, 5.80%, 4/01/08 ...................................................................         3,870,000       3,945,542
    Refunding, 5.90%, 4/01/09 ...................................................................         2,120,000       2,164,986
    Refunding, 6.125%, 4/01/18 ..................................................................         4,380,000       4,474,477
    Refunding, 5.00%, 4/01/35 ...................................................................        12,090,000      12,486,673
  Maricopa County IDA,
    MFHR, Senior National Health Facilities II, Project A, FSA Insured, ETM, 5.50%,
     1/01/18 ....................................................................................         2,000,000       2,241,440
    MFHR, Villas de Merced Apartment Project, Series A, GNMA Secured, 5.50%,
     12/20/37 ...................................................................................           570,000         574,982
    MFHR, Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 .................         1,650,000       1,699,269
    SFMR, GNMA Secured, 6.25%, 12/01/30 .........................................................            35,000          35,236
  Maricopa County IDA Health Facilities Revenue,
    Catholic Healthcare West, Refunding, Series A, 5.375%, 7/01/23 ..............................         7,000,000       7,531,720
    Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 ...............................        12,250,000      13,196,067
    Catholic Healthcare West, Refunding, Series A, ACA Insured, 5.00%, 7/01/16 ..................         1,785,000       1,819,736
    Catholic Healthcare West, Refunding, Series A, ACA Insured, 5.00%, 7/01/21 ..................         9,600,000       9,779,328
    Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 .......................         9,535,000       9,754,019
    Catholic Healthcare West Project, Series A, Pre-Refunded, 5.00%, 7/01/16 ....................           780,000         783,526
    Mayo Clinic, 5.00%, 11/15/36 ................................................................        25,750,000      27,105,480
  Maricopa County IDA Hospital Facility Revenue,
    Mayo Clinic Hospital, 5.25%, 11/15/37 .......................................................        16,000,000      16,454,560
    Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 ........................................         3,000,000       3,060,810
    Samaritan Health Services, Series A, MBIA Insured, ETM, 7.00%, 12/01/16 .....................         1,890,000       2,304,685
  Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Care, Refunding, Series A,
   GNMA Secured, 5.00%, 8/20/35 .................................................................         1,725,000       1,813,958
  Maricopa County Pollution Control Corp. PCR, Public Service Co. Palo Verde Project,
    Series A, AMBAC Insured, 5.05%, 5/01/29 .....................................................        11,500,000      12,123,070
  Mesa Utility System Revenue,
    FGIC Insured, 5.00%, 7/01/21 ................................................................         5,000,000       5,271,500
    MBIA Insured, Pre-Refunded, 5.00%, 7/01/26 ..................................................        10,000,000      10,846,700
    MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 ..................................................        10,500,000      11,389,035
    MBIA Insured, Pre-Refunded, 5.00%, 7/01/28 ..................................................        11,000,000      11,931,370
    Refunding, Second Series, FGIC Insured, 4.50%, 7/01/28 ......................................        10,000,000      10,240,200


                                                              Annual Report | 99

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARIZONA (CONTINUED)
  Mojave County IDA Health Care Revenue, Chris Ridge and Silver, Refunding, GNMA Secured,
   6.375%, 11/01/31 .............................................................................     $     585,000   $     585,000
  Nogales Municipal Development Authority Inc. GO, MBIA Insured, 5.00%, 6/01/36 .................         6,075,000       6,496,423
  Northern Arizona University COP,
    AMBAC Insured, 5.00%, 9/01/30 ...............................................................         6,360,000       6,776,516
    Northern Arizona University Research Projects, AMBAC Insured, 5.00%, 9/01/25 ................         2,130,000       2,296,332
    Northern Arizona University Research Projects, AMBAC Insured, 5.00%, 9/01/27 ................         2,355,000       2,531,861
  Northern Arizona University Revenues, FGIC Insured, Pre-Refunded, 5.00%, 6/01/30 ..............         1,000,000       1,064,280
  Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ..................................         1,300,000       1,333,423
  Phoenix Airport Revenue,
    Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ...........................................           700,000         700,560
    Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ...........................................         1,680,000       1,681,394
    Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ...........................................         1,785,000       1,786,464
    Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ...........................................           570,000         570,467
    Series D, MBIA Insured, 6.30%, 7/01/10 ......................................................         1,800,000       1,801,494
    Series D, MBIA Insured, 6.40%, 7/01/11 ......................................................         3,825,000       3,828,136
    Series D, MBIA Insured, 6.40%, 7/01/12 ......................................................           820,000         820,672
  Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series B, FGIC Insured, 5.25%,
    7/01/22 .....................................................................................         3,000,000       3,173,580
    7/01/23 .....................................................................................         5,000,000       5,286,850
    7/01/27 .....................................................................................        15,250,000      16,065,112
  Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza,
   Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
    7/01/27 .....................................................................................         3,945,000       3,453,137
    7/01/28 .....................................................................................         2,000,000       1,758,640
    7/01/29 .....................................................................................         2,000,000       1,765,980
    7/01/36 .....................................................................................         5,000,000       4,504,300
    7/01/37 .....................................................................................         7,000,000       6,317,010
  Phoenix Civic Improvement Corp. Excise Tax Revenue,
    Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 ..........................         2,985,000       3,121,564
    Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 ........................        18,310,000      19,207,922
    Subordinated, Civic Plaza Expansion Project, Series A, FGIC Insured, 5.00%, 7/01/30 .........         5,525,000       5,900,424
    Subordinated, Civic Plaza Expansion Project, Series A, FGIC Insured, 5.00%, 7/01/35 .........        12,000,000      12,771,720
  Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
    FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 ..................................................         3,000,000       3,248,070
    FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 ..................................................         3,670,000       3,973,472
    FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 ..................................................        24,715,000      26,758,683
    MBIA Insured, 5.00%, 7/01/28 ................................................................         2,000,000       2,128,360
    MBIA Insured, 5.00%, 7/01/29 ................................................................         3,405,000       3,625,780
    Refunding, FGIC Insured, 5.00%, 7/01/20 .....................................................         9,710,000      10,205,501
    Refunding, FGIC Insured, 5.125%, 7/01/21 ....................................................        10,000,000      10,547,500
    Refunding, FGIC Insured, 5.00%, 7/01/24 .....................................................         7,050,000       7,386,778
  Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding,
    FGIC Insured, 5.00%, 7/01/26 ................................................................         3,250,000       3,423,355
    MBIA Insured, 5.00%, 7/01/29 ................................................................         5,000,000       5,361,700
  Phoenix GO,
    5.25%, 7/01/22 ..............................................................................         5,420,000       5,690,458
    Various Purposes, Series B, 5.00%, 7/01/27 ..................................................         8,360,000       8,822,392


100 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARIZONA (CONTINUED)
  Phoenix HFC Mortgage Revenue, Section 8 Project, Refunding, Series A, MBIA Insured,
   6.90%, 1/01/23 ...............................................................................     $   1,125,000   $   1,133,708
  Phoenix IDA, SFMR, Series 1B, GNMA Secured, 6.20%, 6/01/22 ....................................            15,000          15,073
  Phoenix IDA Government Office Lease Revenue,
    Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/21 ..................................         4,300,000       4,528,072
    Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/28 ..................................         4,000,000       4,187,920
    Capitol Mall LLC II Project, Refunding, AMBAC Insured, 5.00%, 9/15/26 .......................         3,445,000       3,696,967
    Capitol Mall Project, AMBAC Insured, Pre-Refunded, 5.375%, 9/15/22 ..........................         2,000,000       2,113,880
    Capitol Mall Project, AMBAC Insured, Pre-Refunded, 5.50%, 9/15/27 ...........................        22,300,000      23,661,415
    Capitol Mall Project, Refunding, AMBAC Insured, 5.00%, 9/15/27 ..............................         4,615,000       4,945,619
  Phoenix IDA Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%,
   12/01/16 .....................................................................................         3,500,000       3,617,880
  Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%,
   6/01/09 ......................................................................................           915,000         917,654
  Phoenix Street and Highway Revenue, Refunding, 6.60%, 7/01/07 .................................           610,000         610,555
  Pima County IDA, SFMR,
    Refunding, Series A, 7.625%, 2/01/12 ........................................................           155,000         155,550
    Series B-1, GNMA Secured, 6.10%, 5/01/31 ....................................................            30,000          30,199
  Salt River Project Agricultural Improvement and Power District Electric System Revenue,
   Salt River Project,
    Refunding, Series A, 5.00%, 1/01/23 .........................................................         6,000,000       6,345,180
    Refunding, Series A, 5.00%, 1/01/31 .........................................................         1,375,000       1,446,445
    Series A, 5.00%, 1/01/37 ....................................................................        26,500,000      28,391,040
  San Luis Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, XLCA Insured,
   5.00%, 7/01/38 ...............................................................................         8,650,000       9,156,198
  Scottsdale GO, Refunding, 5.00%, 7/01/22 ......................................................         3,000,000       3,181,140
  Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Pre-Refunded,
    5.70%, 12/01/21 .............................................................................         2,000,000       2,193,660
    5.80%, 12/01/31 .............................................................................        14,865,000      16,368,595
  Scottsdale Municipal Property Corp. Excise Tax Revenue,
    Pre-Refunded, 5.00%, 7/01/24 ................................................................         5,000,000       5,423,350
    Pre-Refunded, 5.00%, 7/01/30 ................................................................         7,580,000       8,338,000
    Series A, Pre-Refunded, 5.00%, 7/01/34 ......................................................         2,000,000       2,169,340
  Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured, 5.00%,
    12/01/25 ....................................................................................         1,420,000       1,511,917
    12/01/30 ....................................................................................         1,815,000       1,921,541
    12/01/35 ....................................................................................         2,000,000       2,103,940
  Southern Arizona Capital Facilities Finance Corp. Student Housing Revenue, University of
   Arizona Project, MBIA Insured, Pre-Refunded, 5.10%, 9/01/33 ..................................         3,000,000       3,216,120
  Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
    7/01/28 .....................................................................................         4,275,000       4,521,283
    7/01/34 .....................................................................................        11,510,000      12,133,612
  Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
    5.40%, 11/20/22 .............................................................................         1,090,000       1,138,821
    5.45%, 11/20/32 .............................................................................         1,285,000       1,346,616
  Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 ...............        10,000,000      10,441,600


                                                             Annual Report | 101

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARIZONA (CONTINUED)
  Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A,
   AMBAC Insured, 5.00%, 7/15/32 ................................................................     $   1,000,000   $   1,045,320
  Tucson Water Revenue,
    Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/23 ........................................         3,600,000       3,795,480
    Series D, FGIC Insured, Pre-Refunded, 5.25%, 7/01/23 ........................................         3,000,000       3,109,170
  University Medical Center Corp. Revenue, 5.00%, 7/01/35 .......................................         7,000,000       7,255,010
  University of Arizona COP,
    Parking and Student Housing, AMBAC Insured, Pre-Refunded, 5.75%, 6/01/24 ....................         1,115,000       1,166,056
    University of Arizona Projects, Series B, AMBAC Insured, 5.125%, 6/01/22 ....................         2,250,000       2,401,290
    University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/26 .....................         7,070,000       7,464,506
    University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/28 .....................         7,000,000       7,378,770
    University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/31 .....................         5,565,000       5,856,662
  University of Arizona University Revenues, Arizona Board of Regents System, Series A,
   FGIC Insured, 5.80%, 6/01/24 .................................................................         2,000,000       2,113,660
  Yavapai County IDA Hospital Facility Revenue, Regional Medical Center, Series A, 6.00%,
   8/01/33 ......................................................................................         2,000,000       2,166,400
  Yavapai County USD No. 28 Camp Verde GO, Refunding, FGIC Insured, 6.00%, 7/01/09 ..............            75,000          75,569
  Yuma IDA Hospital Revenue, Yuma Regional Medical Center, FSA Insured, Pre-Refunded,
   5.50%, 8/01/21 ...............................................................................         2,015,000       2,184,260
  Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%,
   7/01/25 ......................................................................................         3,100,000       3,200,254
                                                                                                                      -------------
                                                                                                                        807,404,792
                                                                                                                      -------------
  U.S. TERRITORIES 18.2%
  PUERTO RICO 17.8%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
   Refunding, 5.50%, 5/15/39 ....................................................................         5,000,000       5,243,100
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.375%, 7/01/28 ....................         3,355,000       3,537,613
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
   Pre-Refunded,
    5.00%, 7/01/36 ..............................................................................        10,000,000      10,983,500
    5.50%, 7/01/36 ..............................................................................         8,550,000       9,724,684
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series B, Pre-Refunded, 6.00%, 7/01/39 ......................................................        19,600,000      21,252,672
    Series D, Pre-Refunded, 5.375%, 7/01/36 .....................................................         5,000,000       5,428,650
  Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 .................        15,000,000      15,996,600
  Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%,
   12/01/26 .....................................................................................            40,000          40,389
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Hospital Revenue,
    Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 ..........................         4,665,000       4,683,007
    Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ...................         2,790,000       2,793,543
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
    Refunding, Series D, 5.375%, 7/01/33 ........................................................         8,190,000       8,696,306
    Series D, Pre-Refunded, 5.375%, 7/01/33 .....................................................        21,810,000      23,602,782
    Series I, 5.375%, 7/01/34 ...................................................................        40,000,000      43,248,000
    Series I, 5.00%, 7/01/36 ....................................................................         7,000,000       7,335,930


102 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    5.50%, 8/01/29 ..............................................................................     $   3,660,000  $    3,877,111
    Pre-Refunded, 5.50%, 8/01/29 ................................................................        11,340,000      12,295,282
                                                                                                                     --------------
                                                                                                                        178,739,169
                                                                                                                     --------------
  VIRGIN ISLANDS 0.4%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/13 .......         2,500,000       2,586,200
  Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%,
   7/01/17 ......................................................................................         1,500,000       1,537,800
                                                                                                                     --------------
                                                                                                                          4,124,000
                                                                                                                     --------------
  TOTAL U.S. TERRITORIES ........................................................................                       182,863,169
                                                                                                                     --------------
  TOTAL LONG TERM INVESTMENTS (COST $932,204,114) ...............................................                       990,267,961
                                                                                                                     --------------
  SHORT TERM INVESTMENTS 0.8%
  MUNICIPAL BONDS 0.8%
  ARIZONA 0.1%
a Arizona Health Facilities Authority Hospital System Revenue, Series B, MBIA Insured,
   Weekly VRDN and Put, 3.65%, 10/01/26 .........................................................           200,000         200,000
a Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital Federation,
   Series B, Weekly VRDN and Put, 3.65%, 10/01/15 ...............................................         1,020,000       1,020,000
                                                                                                                     --------------
                                                                                                                          1,220,000
                                                                                                                     --------------
  U.S. TERRITORIES 0.7%
  PUERTO RICO 0.7%
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
   MBIA Insured, Weekly VRDN and Put, 3.34%, 12/01/15 ...........................................         5,950,000       5,950,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Series A, AMBAC Insured, Weekly VRDN and Put, 3.42%, 7/01/28 .................................           870,000         870,000
                                                                                                                     --------------
  TOTAL U.S. TERRITORIES ........................................................................                         6,820,000
                                                                                                                     --------------
  TOTAL SHORT TERM INVESTMENTS (COST $8,040,000) ................................................                         8,040,000
                                                                                                                     --------------
  TOTAL INVESTMENTS (COST $940,244,114) 99.0% ...................................................                       998,307,961
  OTHER ASSETS, LESS LIABILITIES 1.0% ...........................................................                         9,979,199
                                                                                                                     --------------
  NET ASSETS 100.0% .............................................................................                    $1,008,287,160
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 198.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 103

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                                            2007         2006         2005         2004 e      2003
                                                              ------------------------- -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................   $   12.03    $   12.04    $   12.19    $   11.98   $   11.79
                                                              -------------------------------------------------------------
Income from investment operations a:

   Net investment income b ................................        0.51         0.53         0.54         0.55        0.57

   Net realized and unrealized gains (losses) .............        0.08        (0.01)       (0.15)        0.19        0.19
                                                              -------------------------------------------------------------
Total from investment operations ..........................        0.59         0.52         0.39         0.74        0.76
                                                              -------------------------------------------------------------
Less distributions from net investment income .............       (0.52)       (0.53)       (0.54)       (0.53)      (0.57)
                                                              -------------------------------------------------------------
Redemption fees ...........................................          -- d         -- d         -- d         --          --
                                                              -------------------------------------------------------------
Net asset value, end of year ..............................   $   12.10    $   12.03    $   12.04    $   12.19   $   11.98
                                                              =============================================================

Total return c ............................................        5.04%        4.41%        3.39%        6.39%       6.62%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $ 426,482    $ 382,608    $ 346,589    $ 339,134   $ 345,825

Ratios to average net assets:

   Expenses ...............................................        0.68%        0.69%        0.69%        0.69%       0.69%

   Net investment income ..................................        4.31%        4.40%        4.52%        4.56%       4.79%

Portfolio turnover rate ...................................       15.20%       23.19%       30.06%       17.79%      26.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


104 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS C                                                            2007         2006         2005         2004 e      2003
                                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................   $   12.12    $   12.13    $   12.27    $   12.06   $   11.86

Income from investment operations a:

   Net investment income b ................................        0.45         0.47         0.48         0.48        0.51

   Net realized and unrealized gains (losses) .............        0.07        (0.01)       (0.14)        0.20        0.20
                                                              -------------------------------------------------------------
Total from investment operations ..........................        0.52         0.46         0.34         0.68        0.71
                                                              -------------------------------------------------------------
Less distributions from net investment income .............       (0.45)       (0.47)       (0.48)       (0.47)      (0.51)
                                                              -------------------------------------------------------------
Redemption fees ...........................................          -- d         -- d         -- d         --          --
                                                              -------------------------------------------------------------
Net asset value, end of year ..............................   $   12.19    $   12.12    $   12.13    $   12.27   $   12.06
                                                              =============================================================

Total return c ............................................        4.43%        3.81%        2.88%        5.75%       6.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $  50,938    $  43,676    $  40,875    $  43,075   $  43,821

Ratios to average net assets:

   Expenses ...............................................        1.23%        1.24%        1.24%        1.26%       1.22%

   Net investment income ..................................        3.76%        3.85%        3.97%        3.99%       4.26%

Portfolio turnover rate ...................................       15.20%       23.19%       30.06%       17.79%      26.30%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 105

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.7%
  MUNICIPAL BONDS 97.7%
  COLORADO 94.7%
  Adams County School District No. 14 GO, FSA Insured, 5.00%, 12/01/26 ..........................     $  5,000,000   $  5,450,300
  Arapahoe County MFR, Housing Development Reserve South Creek, Series A, FSA Insured,
   6.45%, 6/01/32 ...............................................................................        3,105,000      3,271,925
  Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured, 5.125%,
   12/01/32 .....................................................................................       15,000,000     15,888,300
  Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured, 5.25%,
    10/01/32 ....................................................................................        1,690,000      1,852,358
    10/01/40 ....................................................................................        8,200,000      8,919,796
  Arvada IDR, Wanco Inc. Project,
    5.25%, 12/01/07 .............................................................................           25,000         25,079
    5.80%, 12/01/17 .............................................................................          480,000        487,565
  Aspen Valley Hospital District Revenue, Refunding, 5.00%, 10/15/26 ............................        1,670,000      1,727,248
  Aurora COP, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/30 ......................................        4,935,000      5,256,417
  Aurora Sewer Improvement Revenue, first lien, MBIA Insured, 5.00%, 8/01/29 ....................        7,285,000      7,892,715
  Boulder County Development Revenue, University Corp. for Atmospheric Research, MBIA Insured,
   5.00%, 9/01/33 ...............................................................................        1,500,000      1,575,525
  Boulder County Hospital Revenue, Longmont United Hospital Project, Pre-Refunded,
    5.50%, 12/01/12 .............................................................................        1,000,000      1,021,790
    5.60%, 12/01/17 .............................................................................        3,385,000      3,460,926
  Bowles Metropolitan District GO, Refunding, FSA Insured, 5.00%, 12/01/33 ......................        2,500,000      2,643,225
  Broadlands Metropolitan District No. 2 GO, Refunding, MBIA Insured, 5.25%, 12/01/34 ...........        8,655,000      9,380,375
  Broomfield COP,
    Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 ...........................        1,535,000      1,606,715
    Refunding, AMBAC Insured, 6.00%, 12/01/29 ...................................................        2,000,000      2,112,760
  Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC Insured,
   5.00%, 12/01/27 ..............................................................................       10,000,000     10,533,900
  Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%,
   12/01/31 .....................................................................................        7,500,000      7,880,775
  Centennial Downs Metropolitan District GO, Refunding, AMBAC Insured, 5.00%, 12/01/28 ..........        1,560,000      1,660,714
  Colorado Department of Transportation COP, MBIA Insured, 5.00%, 6/15/34 .......................        6,915,000      7,334,049
  Colorado Educational and Cultural Facilities Authority Revenue,
    Student Housing, University of Colorado Foundation Project, AMBAC Insured, 5.00%,
     7/01/27 ....................................................................................        6,545,000      6,871,595
    Student Housing, University of Colorado Foundation Project, AMBAC Insured, 5.00%,
     7/01/32 ....................................................................................       10,005,000     10,474,935
    University of Denver Project, AMBAC Insured, Pre-Refunded, 5.375%, 3/01/23 ..................        1,050,000      1,117,473
    University of Denver Project, Refunding, Series B, FGIC Insured, Pre-Refunded, 5.25%,
     3/01/35 ....................................................................................        3,250,000      3,626,967
  Colorado Health Facilities Authority Revenue,
    Catholic Health Initiatives, Series A, Pre-Refunded, 5.00%, 12/01/28 ........................        1,800,000      1,847,394
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ...............           88,000         88,185
    Evangelical Lutheran, Series A, 5.25%, 6/01/34 ..............................................        3,500,000      3,702,475
    Evangelical Lutheran Project, 5.25%, 6/01/31 ................................................        4,000,000      4,255,560
    Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
     12/01/25 ...................................................................................        3,050,000      3,243,187


106 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  COLORADO (CONTINUED)
  Colorado Health Facilities Authority Revenue, (continued)
    Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
     12/01/26 ...................................................................................     $  3,205,000   $  3,400,120
    Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
     12/01/27 ...................................................................................        3,365,000      3,564,343
    Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
     12/01/30 ...................................................................................        3,000,000      3,170,370
    Hospital, Parkview Medical Center Inc., Refunding, 5.00%, 9/01/20 ...........................          890,000        935,203
    Hospital, Parkview Medical Center Inc., Refunding, 5.00%, 9/01/25 ...........................        1,000,000      1,045,000
    Hospital Improvement, North Colorado Medical Center Inc. Project, FSA Insured,
     Pre-Refunded, 5.75%, 5/15/24 ...............................................................        5,000,000      5,268,650
    Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ...........................................        8,000,000      8,175,280
    Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ........................................        1,660,000      1,682,261
    Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ........................................        1,615,000      1,635,478
    Portercare Adventist Health, Pre-Refunded, 6.625%, 11/15/26 .................................        2,500,000      2,839,150
    Portercare Adventist Health, Pre-Refunded, 6.50%, 11/15/31 ..................................        5,500,000      6,216,705
  Colorado HFAR,
    MF, Project II, Series A-2, 5.30%, 10/01/23 .................................................        1,645,000      1,715,686
    MF, Project II, Series A-2, 5.375%, 10/01/32 ................................................        3,605,000      3,723,388
    MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ..................................        2,630,000      2,749,691
    MFH Insured Mortgage, Series A-2, FHA Insured, 6.00%, 10/01/28 ..............................        1,000,000      1,020,860
    MFH Insured Mortgage, Series C-3, 6.05%, 10/01/32 ...........................................        1,535,000      1,589,032
  Colorado Springs Hospital Revenue,
    6.375%, 12/15/30 ............................................................................        3,785,000      4,146,354
    Pre-Refunded, 6.375%, 12/15/30 ..............................................................        3,715,000      4,095,825
  Colorado Springs Utilities Revenue,
    Refunding and Improvement, Series A, 5.375%, 11/15/26 .......................................       10,000,000     10,098,800
    sub. lien, System Improvement, Series B, 5.00%, 11/15/33 ....................................        4,000,000      4,211,040
  Colorado State COP, University of Colorado Denver Health Sciences Center Fitzsimons Academic
   Facility Project, Series B, MBIA Insured, 5.00%, 11/01/30 ....................................        5,000,000      5,328,600
  Colorado Water Resources and Power Development Authority Clean Water Revenue, Series A,
    6.15%, 9/01/11 ..............................................................................          125,000        125,261
    6.30%, 9/01/14 ..............................................................................           25,000         25,055
  Colorado Water Resources and Power Development Authority Small Water Resource Revenue,
   Series A, FGIC Insured,
    5.80%, 11/01/20 .............................................................................          800,000        855,496
    Pre-Refunded, 5.80%, 11/01/20 ...............................................................        1,200,000      1,288,752
  Colorado Water Resources and Power Development Authority Water Resources Revenue,
    Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 ..................       10,475,000     11,208,564
    East Cherry Creek Valley Water Sanitary District, MBIA Insured, 5.00%, 11/15/30 .............        2,590,000      2,790,311
    Parker Water and Sanitary District, MBIA Insured, 5.00%, 9/01/30 ............................        5,000,000      5,337,450
  Commerce City COP, AMBAC Insured, 5.00%, 12/15/37 .............................................       13,975,000     14,909,368
  Denver City and County Airport Revenue,
    Refunding, Series A, AMBAC Insured, 5.625%, 11/15/23 ........................................        4,500,000      4,758,030
    Refunding, Series B, 5.50%, 11/15/33 ........................................................        5,000,000      5,339,500
    Series D, 7.75%, 11/15/13 ...................................................................        1,000,000      1,116,690


                                                             Annual Report | 107

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  COLORADO (CONTINUED)
  Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/25 ............     $  7,000,000   $  7,512,050
  Denver Convention Center Hotel Authority Revenue, Refunding, Senior, XLCA Insured, 5.00%,
   12/01/30 .....................................................................................       15,000,000     16,054,350
  Denver Health and Hospital Authority Healthcare Revenue,
    Refunding, Series A, 6.25%, 12/01/33 ........................................................        3,250,000      3,617,965
    Series A, 6.00%, 12/01/23 ...................................................................        1,000,000      1,069,900
    Series A, 6.00%, 12/01/31 ...................................................................        5,400,000      5,711,094
  Douglas County School District No. RE-1 Douglas and Elbert Counties GO, Improvement,
   Series B, FSA Insured, 5.00%, 12/15/30 .......................................................        1,835,000      1,957,780
  Dove Valley Metropolitan District Arapahoe County GO, Refunding, FSA Insured, 5.00%,
   11/01/35 .....................................................................................       11,275,000     12,058,387
  E-470 Public Highway Authority Revenue,
    Capital Appreciation, Series A, MBIA Insured, zero cpn., 9/01/33 ............................        3,000,000        788,640
    Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/32 ............................        7,800,000      2,172,300
    Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/34 ............................       14,075,000      3,492,430
    Refunding, Senior Series A, MBIA Insured, 5.00%, 9/01/26 ....................................        5,000,000      5,073,700
    Senior Series A, MBIA Insured, 5.75%, 9/01/29 ...............................................        4,575,000      4,972,430
    Senior Series A, MBIA Insured, 5.75%, 9/01/35 ...............................................       10,825,000     11,765,368
  El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
   12/20/32 .....................................................................................        1,890,000      1,964,371
  El Paso County School District No. 2 GO, FGIC Insured, 5.25%, 12/01/26 ........................        4,000,000      4,243,800
  El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 .......................        1,500,000      1,622,610
  Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 .......................        5,325,000      5,386,717
  Garfield County Building Corp. COP, AMBAC Insured, Pre-Refunded, 5.75%,
    12/01/19 ....................................................................................        1,500,000      1,596,915
    12/01/24 ....................................................................................        1,000,000      1,064,610
  Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 ...............        1,000,000      1,023,840
  La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
    5.75%, 4/01/14 ..............................................................................        2,090,000      2,170,214
    6.00%, 4/01/19 ..............................................................................        1,000,000      1,042,680
    6.10%, 4/01/24 ..............................................................................        1,000,000      1,044,440
  Logan County School District No. RE-1 Valley Sterling GO, MBIA Insured, Pre-Refunded, 5.00%,
   12/15/30 .....................................................................................        6,470,000      7,105,354
  Northwest Parkway Public Highway Authority Revenue, Series A,
    AMBAC Insured, 5.125%, 6/15/26 ..............................................................        7,550,000      8,029,500
    AMBAC Insured, 5.125%, 6/15/31 ..............................................................        4,465,000      4,735,802
    FSA Insured, 5.25%, 6/15/41 .................................................................        3,460,000      3,696,595
  Pitkin County Open Space Acquisition GO, AMBAC Insured, Pre-Refunded, 5.375%,
   12/01/30 .....................................................................................        2,940,000      3,118,752
  Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, Pre-Refunded, 6.00%,
   11/01/21 .....................................................................................        4,300,000      4,647,225
  Pueblo County COP, Public Parking, 6.90%, 7/01/15 .............................................          360,000        362,081


108 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  COLORADO (CONTINUED)
  Pueblo County School District No. 070 Pueblo Rural GO, FGIC Insured, Pre-Refunded, 6.00%,
   12/01/19 .....................................................................................     $  3,995,000   $  4,242,690
  Regional Transportation District Sales Tax Revenue, Fastracks Project, Series A, AMBAC Insured,
   5.00%, 11/01/31 ..............................................................................        7,000,000      7,584,920
  Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
   Refunding, 7.875%, 9/01/08 ...................................................................        2,750,000      2,919,757
  Thornton Development Authority Tax Increment Revenue, North Washington Street Urban
   Renewal, MBIA Insured, 5.00%, 12/01/29 .......................................................        6,100,000      6,510,591
  Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/29 ..............................        7,010,000      7,481,843
  University of Colorado COP, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/33 .............        6,070,000      6,523,186
  University of Colorado Enterprise System Revenue, AMBAC Insured, 5.00%, 6/01/28 ...............        5,240,000      5,653,698
  University of Colorado Hospital Authority Revenue, Series A,
    5.00%, 11/15/37 .............................................................................        2,000,000      2,085,200
    5.25%, 11/15/39 .............................................................................        3,000,000      3,183,930
    Pre-Refunded, 5.60%, 11/15/25 ...............................................................        1,900,000      2,054,147
  University of Northern Colorado Revenue,
    Auxiliary Facilities Systems, Refunding and Improvement, AMBAC Insured, 5.00%,
     6/01/31 ....................................................................................        3,000,000      3,115,710
    FSA Insured, 5.00%, 6/01/30 .................................................................        4,580,000      4,901,837
  Ute Water Conservancy District Water Revenue, MBIA Insured, 5.75%, 6/15/20 ....................        5,000,000      5,349,700
  Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 .............................        1,555,000      1,657,397
                                                                                                                     ------------
                                                                                                                      451,943,047
                                                                                                                     ------------
  U.S. TERRITORIES 3.0%
  PUERTO RICO 1.9%
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
    7/01/22 .....................................................................................        1,335,000      1,359,644
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
    Refunding, Series D, 5.375%, 7/01/33 ........................................................        2,120,000      2,251,059
    Series I, 5.375%, 7/01/34 ...................................................................        5,000,000      5,406,000
                                                                                                                     ------------
                                                                                                                        9,016,703
                                                                                                                     ------------
  VIRGIN ISLANDS 1.1%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 .............................................................................        2,500,000      2,583,200
    5.50%, 10/01/22 .............................................................................        2,500,000      2,582,700
                                                                                                                     ------------
                                                                                                                        5,165,900
                                                                                                                     ------------
  TOTAL U.S. TERRITORIES ........................................................................                      14,182,603
                                                                                                                     ------------
  TOTAL LONG TERM INVESTMENTS (COST $438,719,523) ...............................................                     466,125,650
                                                                                                                     ------------


                                                             Annual Report | 109

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 0.9%
  MUNICIPAL BONDS 0.9%
  COLORADO 0.9%
a Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federal
   Bond Program,
    Daily VRDN and Put, 3.64%, 2/01/35 ..........................................................     $  1,040,000   $  1,040,000
    Series A-4, Daily VRDN and Put, 3.64%, 2/01/34 ..............................................        2,110,000      2,110,000
    Series A-7, Weekly VRDN and Put, 3.64%, 7/01/29 .............................................        1,300,000      1,300,000
                                                                                                                     ------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,450,000) ................................................                       4,450,000
                                                                                                                     ------------
  TOTAL INVESTMENTS (COST $443,169,523) 98.6% ...................................................                     470,575,650
  OTHER ASSETS, LESS LIABILITIES 1.4%. ..........................................................                       6,844,708
                                                                                                                     ------------
  NET ASSETS 100.0% .............................................................................                    $477,420,358
                                                                                                                     ============

See Selected Portfolio Abbreviations on page 198.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


110 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                    -----------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                  2007        2006        2005        2004 e       2003
                                                    -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $   11.10   $   11.11   $   11.12   $   11.10    $   10.88
                                                    -----------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................        0.46        0.48        0.49        0.49         0.51

   Net realized and unrealized gains (losses) ...        0.04       (0.01)      (0.02)       0.02         0.22
                                                    -----------------------------------------------------------
Total from investment operations ................        0.50        0.47        0.47        0.51         0.73
                                                    -----------------------------------------------------------
Less distributions from net investment income ...       (0.47)      (0.48)      (0.48)      (0.49)       (0.51)
                                                    -----------------------------------------------------------
Redemption fees .................................          -- d        --          -- d        --           --
                                                    -----------------------------------------------------------
Net asset value, end of year ....................   $   11.13   $   11.10   $   11.11   $   11.12    $   11.10
                                                    ===========================================================

Total return c ..................................        4.61%       4.33%       4.38%       4.72%        6.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $ 305,258   $ 274,407   $ 249,286   $ 265,854    $ 279,268

Ratios to average net assets:

   Expenses .....................................        0.70%       0.71%       0.71%       0.70%        0.70%

   Net investment income ........................        4.21%       4.30%       4.46%       4.43%        4.66%

Portfolio turnover rate .........................       11.18%       7.73%       2.77%       6.79%       10.20%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 111

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                    ------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                  2007        2006        2005         2004 e       2003
                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $   11.15   $   11.16   $   11.17    $   11.15    $   10.92
                                                    ------------------------------------------------------------
Income from investment operations a:

   Net investment income b ......................        0.41        0.42        0.43         0.43         0.45

   Net realized and unrealized gains (losses) ...        0.04       (0.01)      (0.02)        0.02         0.23
                                                    ------------------------------------------------------------
Total from investment operations ................        0.45        0.41        0.41         0.45         0.68
                                                    ------------------------------------------------------------
Less distributions from net investment income ...       (0.41)      (0.42)      (0.42)       (0.43)       (0.45)
                                                    ------------------------------------------------------------
Redemption fees .................................          -- d        --          -- d         --           --
                                                    ------------------------------------------------------------
Net asset value, end of year ....................   $   11.19   $   11.15   $   11.16    $   11.17    $   11.15
                                                    ============================================================

Total return c ..................................        4.10%       3.75%       3.78%        4.12%        6.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $  52,623   $  45,564   $  40,942    $  42,817    $  46,267

Ratios to average net assets:

   Expenses .....................................        1.25%       1.26%       1.26%        1.27%        1.24%

   Net investment income ........................        3.66%       3.75%       3.91%        3.86%        4.12%

Portfolio turnover rate .........................       11.18%       7.73%       2.77%        6.79%       10.20%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


112 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.9%
  MUNICIPAL BONDS 97.9%
  CONNECTICUT 78.8%
  Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 ...........................     $  1,000,000   $  1,079,570
  Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC Insured,
   5.125%, 10/01/26 ..............................................................................        3,000,000      3,138,030
  Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
    5.75%, 12/01/23 ..............................................................................          750,000        794,085
    Baptist Homes Inc. Project, Refunding, Radian Insured, 5.625%, 9/01/22 .......................        2,000,000      2,133,680
    Church Homes Inc., Refunding, 5.80%, 4/01/21 .................................................        4,000,000      4,072,320
    Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ................................        1,100,000      1,117,094
  Connecticut State Development Authority PCR, Connecticut Light and Water, Refunding,
   Series A, 5.85%, 9/01/28 ......................................................................        5,500,000      5,769,665
  Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
   Refunding, Radian Insured, 5.00%, 9/01/21 .....................................................        2,000,000      2,057,960
  Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
   Project,
    6.15%, 4/01/35 ...............................................................................        1,000,000      1,021,380
    6.00%, 9/01/36 ...............................................................................       10,000,000     10,189,900
  Connecticut State GO,
    Series A, FSA Insured, 4.75%, 12/15/22 .......................................................        1,000,000      1,070,180
    Series B, 5.00%, 6/15/22 .....................................................................        2,000,000      2,110,740
    Series B, FSA Insured, 5.00%, 5/01/26 ........................................................        3,040,000      3,297,670
    Series B, Pre-Refunded, 5.00%, 6/15/20 .......................................................       10,000,000     10,537,800
    Series D, 5.00%, 11/01/26 ....................................................................        2,000,000      2,162,120
  Connecticut State Health and Educational Facilities Authority Revenue,
    Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 .....................................        5,000,000      5,174,300
    Canterbury School, Series B, Radian Insured, 5.00%, 7/01/36 ..................................        1,000,000      1,046,200
    Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ................................        3,250,000      3,436,583
    Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ......................        1,250,000      1,321,075
    Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 .......................        1,000,000      1,051,770
    Child Care Facilities Program, Series F, Assured Guaranty, 5.00%, 7/01/31 ....................        2,525,000      2,671,349
    Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ........................        1,000,000      1,070,710
    Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 ...................        3,500,000      3,678,990
    Eastern Connecticut Health Network, Refunding, Series A, Radian Insured, 6.00%,
     7/01/25 .....................................................................................        2,965,000      3,178,361
    Eastern Connecticut Health Network, Refunding, Series C, Radian Insured, 5.125%,
     7/01/30 .....................................................................................        2,500,000      2,642,850
    Eastern Connecticut Health Network, Series A, Radian Insured, Pre-Refunded, 6.00%,
     7/01/25 .....................................................................................        5,980,000      6,470,539
    Eastern Connecticut Health Network, Series A, Radian Insured, Pre-Refunded, 6.00%,
     7/01/25 .....................................................................................          250,000        270,673
    Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.25%, 7/01/25 ...................        1,500,000      1,568,400
    Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.50%, 7/01/29 ...................        8,000,000      8,408,960
    Fairfield University, Series J, MBIA Insured, 5.00%, 7/01/29 .................................        3,000,000      3,162,900
    Greenwich Academy, Series B, FSA Insured, 5.00%, 3/01/32 .....................................        4,210,000      4,421,973
    Hartford University, Series G, Radian Insured, 5.25%, 7/01/26 ................................        5,000,000      5,465,800
    Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ..............................        3,505,000      3,636,017
    Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 .......................        1,000,000      1,049,070
    Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ..............................        3,000,000      3,071,790
    Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 ...............................        3,200,000      3,276,704


                                                             Annual Report | 113

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CONNECTICUT (CONTINUED)
  Connecticut State Health and Educational Facilities Authority Revenue, (continued)
    Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ....................................     $    450,000   $    540,900
    Middlesex Hospital, Series L, FSA Insured, 5.00%, 7/01/32 ....................................        3,500,000      3,761,485
    Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/26 ..........................        2,730,000      2,967,128
    Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36 ..........................        3,415,000      3,678,365
    New Horizons Village Project, 7.30%, 11/01/16 ................................................        2,905,000      2,909,677
    Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34 ................................        1,675,000      1,781,413
    Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%, 7/01/28 .................        4,000,000      4,081,480
    Sacred Heart University, Series C, 6.50%, 7/01/16 ............................................          235,000        238,885
    Sacred Heart University, Series C, 6.625%, 7/01/26 ...........................................          785,000        797,646
    Series B, MBIA Insured, 5.00%, 7/01/33 .......................................................        2,000,000      2,120,960
    St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 .....................................        4,615,000      4,498,194
    Trinity College, Series G, AMBAC Insured, 5.00%, 7/01/31 .....................................        5,425,000      5,712,525
    Trinity College, Series H, MBIA Insured, 5.00%, 7/01/26 ......................................        1,855,000      1,981,344
    University of Connecticut Foundation, Series A, Pre-Refunded, 5.375%, 7/01/29 ................        1,250,000      1,297,238
    Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 .......................        1,000,000      1,059,010
    Westover School, Series A, Radian Insured, 5.70%, 7/01/30 ....................................        2,000,000      2,147,400
    William W. Backus Hospital, Series G, FSA Insured, 5.00%, 7/01/35 ............................        4,720,000      5,037,278
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ................................        5,000,000      5,062,050
    Yale New Haven Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31 ...........................       10,000,000     10,771,200
    Yale University, Series Y-1, 5.00%, 7/01/35 ..................................................       15,000,000     16,096,050
  Connecticut State HFAR,
    Housing Mortgage Finance Program, Refunding, Sub Series E-2, 5.20%, 11/15/21 .................        1,840,000      1,878,769
    Housing Mortgage Finance Program, Series B, 6.10%, 11/15/31 ..................................        2,715,000      2,807,066
    Housing Mortgage Finance Program, Sub Series E-4, 5.05%, 5/15/28 .............................        4,650,000      4,756,159
    Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22 ...........        1,000,000      1,073,140
    Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32 ...........        1,000,000      1,065,640
  Connecticut State Higher Education Supplemental Loan Authority Revenue, Family Education
   Loan Program, Series A,
    AMBAC Insured, 6.00%, 11/15/18 ...............................................................          690,000        702,041
    MBIA Insured, 5.50%, 11/15/17 ................................................................          915,000        941,462
  Connecticut State Revenue, Revolving Fund, Series A, 5.00%,
    7/01/26 ......................................................................................        6,025,000      6,528,690
    7/01/27 ......................................................................................        4,060,000      4,396,127
  Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
    Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 ........................................        1,000,000      1,072,880
    Series B, AMBAC Insured, 5.00%, 12/01/20 .....................................................        5,000,000      5,322,400
    Series B, AMBAC Insured, 5.00%, 12/01/22 .....................................................        1,000,000      1,060,240
  Greater New Haven Water Pollution Control Authority Regional Water Revenue, Refunding,
   Series A, MBIA Insured, 5.00%,
    11/15/24 .....................................................................................        3,315,000      3,584,045
    8/15/35 ......................................................................................        6,750,000      7,236,067
  Hartford GO, AMBAC Insured, 5.00%,
    7/15/23 ......................................................................................        1,000,000      1,088,810
    7/15/25 ......................................................................................        1,000,000      1,083,080
  New Haven GO, Series C, MBIA Insured,
    5.00%, 11/01/22 ..............................................................................        2,975,000      3,179,055
    ETM, 5.00%, 11/01/22 .........................................................................           25,000         28,419


114 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CONNECTICUT (CONTINUED)
  South Central Regional Water Authority Water System Revenue,
    Eighteenth Series B-1, MBIA Insured, 5.00%, 8/01/26 ..........................................     $  3,500,000   $  3,740,800
    Refunding, Twentieth Series A, MBIA Insured, 5.00%, 8/01/26 ..................................        7,345,000      7,945,748
    Series A, MBIA Insured, 5.00%, 8/01/33 .......................................................        6,000,000      6,374,220
  University of Connecticut Revenue, Student Fee,
    Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 ...........................................       10,000,000     10,673,500
    Series A, 5.00%, 5/15/23 .....................................................................       10,000,000     10,584,500
    Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 ........................................        1,500,000      1,635,465
                                                                                                                      ------------
                                                                                                                       281,925,759
                                                                                                                      ------------
  U.S. TERRITORIES 19.1%
  PUERTO RICO 17.4%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
   5.50%, 5/15/39 ................................................................................        4,000,000      4,194,480
  Puerto Rico Commonwealth GO, Public Improvement,
    FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ...................................................        1,165,000      1,236,426
    MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ...................................................        1,000,000      1,065,410
    Refunding, FSA Insured, 5.125%, 7/01/30 ......................................................          835,000        879,355
    Series A, 5.00%, 7/01/29 .....................................................................        1,000,000      1,050,560
    Series A, 5.125%, 7/01/31 ....................................................................        3,195,000      3,314,366
    Series A, 5.00%, 7/01/33 .....................................................................        1,000,000      1,043,390
    Series A, 5.00%, 7/01/34 .....................................................................          750,000        786,960
    Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 .........................................        1,000,000      1,067,710
    Series A, Pre-Refunded, 5.125%, 7/01/31 ......................................................        1,000,000      1,061,310
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Refunding, Series A, 5.00%, 7/01/38 ..........................................................        2,500,000      2,565,975
    Series G, 5.00%, 7/01/33 .....................................................................        1,000,000      1,066,190
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
   AMBAC Insured, 5.00%, 7/01/31 .................................................................        5,000,000      5,409,900
  Puerto Rico Electric Power Authority Power Revenue,
    Series HH, FSA Insured, 5.25%, 7/01/29 .......................................................       13,000,000     13,793,390
    Series II, 5.25%, 7/01/31 ....................................................................        1,000,000      1,066,440
    Series RR, XLCA Insured, 5.00%, 7/01/30 ......................................................        1,000,000      1,070,870
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ..........        3,595,000      3,669,668
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
   University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ..............................        1,000,000      1,033,600
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
    Refunding, Series D, 5.375%, 7/01/33 .........................................................        1,995,000      2,118,331
    Series D, Pre-Refunded, 5.375%, 7/01/33 ......................................................        6,005,000      6,498,611
    Series I, 5.00%, 7/01/36 .....................................................................        1,000,000      1,047,990
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
   Pre-Refunded, 5.70%, 8/01/25 ..................................................................        5,000,000      5,288,450
  University of Puerto Rico Revenues, University System, Refunding, Series Q, 5.00%,
   6/01/36 .......................................................................................        2,000,000      2,118,200
                                                                                                                      ------------
                                                                                                                        62,447,582
                                                                                                                      ------------


                                                             Annual Report | 115

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
  FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  VIRGIN ISLANDS 1.7%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 .....................................................................................     $  2,500,000   $  2,586,200
    10/01/22 .....................................................................................        2,500,000      2,582,700
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
   7/01/21 .......................................................................................        1,000,000      1,011,750
                                                                                                                      ------------
                                                                                                                         6,180,650
                                                                                                                      ------------
  TOTAL U.S. TERRITORIES .........................................................................                      68,628,232
                                                                                                                      ------------
  TOTAL LONG TERM INVESTMENTS (COST $334,630,270) ................................................                     350,553,991
                                                                                                                      ------------
  SHORT TERM INVESTMENTS 1.0%
  MUNICIPAL BONDS 1.0%
  CONNECTICUT 1.0%
a Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
    Series T-1, Daily VRDN and Put, 3.62%, 7/01/29 ...............................................          300,000        300,000
    Series V-1, Daily VRDN and Put, 3.62%, 7/01/36 ...............................................        2,300,000      2,300,000
    Series V-2, Daily VRDN and Put, 3.62%, 7/01/36 ...............................................          800,000        800,000
                                                                                                                      ------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,400,000) .................................................                       3,400,000
                                                                                                                      ------------
  TOTAL INVESTMENTS (COST $338,030,270) 98.9% ....................................................                     353,953,991
  OTHER ASSETS, LESS LIABILITIES 1.1% ............................................................                       3,927,018
                                                                                                                      ------------
  NET ASSETS 100.0% ..............................................................................                    $357,881,009
                                                                                                                      ============

See Selected Portfolio Abbreviations on page 198.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


116 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                 2007         2006         2005         2004 e      2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   11.98    $   11.99    $   12.06    $   11.90   $   11.68
                                                   -------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.50         0.50         0.51         0.52        0.54

   Net realized and unrealized gains (losses) ..        0.08        (0.01)       (0.05)        0.19        0.22
                                                   -------------------------------------------------------------
Total from investment operations ...............        0.58         0.49         0.46         0.71        0.76
                                                   -------------------------------------------------------------
Less distributions from:

   Net investment income .......................       (0.50)       (0.50)       (0.51)       (0.52)      (0.54)

   Net realized gains ..........................          --           --        (0.02)       (0.03)         --
                                                   -------------------------------------------------------------
Total distributions ............................       (0.50)       (0.50)       (0.53)       (0.55)      (0.54)
                                                   -------------------------------------------------------------
Redemption fees ................................          -- d         -- d         -- d         --          --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $   12.06    $   11.98    $   11.99    $   12.06   $   11.90
                                                   =============================================================

Total return c .................................        4.97%        4.13%        4.01%        6.18%       6.67%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 428,458    $ 370,481    $ 309,495    $ 298,732   $ 273,119

Ratios to average net assets:

   Expenses ....................................        0.70%        0.71%        0.72%        0.72%       0.74%

   Net investment income .......................        4.16%        4.17%        4.31%        4.35%       4.61%

Portfolio turnover rate ........................       10.88%       14.19%       10.46%       25.31%      31.54%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 117

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                   --------------------------------------------------------
                                                                    YEAR ENDED FEBRUARY 28,
CLASS C                                                2007        2006        2005        2004 e     2003
                                                   --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  12.01    $  12.03    $  12.10    $  11.93   $  11.70
                                                   --------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................       0.43        0.43        0.45        0.45       0.48

   Net realized and unrealized gains (losses) ..       0.10       (0.02)      (0.05)       0.20       0.23
                                                   --------------------------------------------------------
Total from investment operations ...............       0.53        0.41        0.40        0.65       0.71
                                                   --------------------------------------------------------
Less distributions from:

   Net investment income .......................      (0.43)      (0.43)      (0.45)      (0.45)     (0.48)

   Net realized gains ..........................         --          --       (0.02)      (0.03)        --
                                                   --------------------------------------------------------
Total distributions ............................      (0.43)      (0.43)      (0.47)      (0.48)     (0.48)
                                                   --------------------------------------------------------
Redemption fees ................................         -- d        -- d        -- d        --         --
                                                   --------------------------------------------------------
Net asset value, end of year ...................   $  12.11    $  12.01    $  12.03    $  12.10   $  11.93
                                                   ========================================================

Total return c .................................       4.55%       3.47%       3.42%       5.67%      6.17%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 58,803    $ 55,931    $ 45,621    $ 45,572   $ 30,856

Ratios to average net assets:

   Expenses ....................................       1.24%       1.26%       1.27%       1.30%      1.24%

   Net investment income .......................       3.62%       3.62%       3.76%       3.77%      4.11%

Portfolio turnover rate ........................      10.88%      14.19%      10.46%      25.31%     31.54%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


118 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.5%
  MUNICIPAL BONDS 97.5%
  U.S. TERRITORIES 97.5%
  GUAM 5.6%
  Guam Education Financing Foundation COP, 5.00%, 10/01/23 ......................................   $  2,500,000   $  2,664,350
  Guam International Airport Authority Revenue,
    Series A, MBIA Insured, 5.25%, 10/01/20 .....................................................      1,725,000      1,873,385
    Series A, MBIA Insured, 5.25%, 10/01/22 .....................................................        700,000        759,367
    Series B, MBIA Insured, 5.25%, 10/01/22 .....................................................      1,000,000      1,084,810
    Series B, MBIA Insured, 5.25%, 10/01/23 .....................................................      1,000,000      1,084,210
    Series C, MBIA Insured, 5.25%, 10/01/21 .....................................................      5,000,000      5,217,800
    Series C, MBIA Insured, 5.00%, 10/01/23 .....................................................      5,000,000      5,242,150
  Guam Power Authority Revenue, Refunding, Series A, MBIA Insured,
    5.125%, 10/01/29 ............................................................................      1,975,000      2,063,855
    5.25%, 10/01/34 .............................................................................      7,000,000      7,345,030
                                                                                                                   ------------
                                                                                                                     27,334,957
                                                                                                                   ------------

  PUERTO RICO 78.1%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
   5.50%, 5/15/39 ...............................................................................      5,000,000      5,243,100
  Puerto Rico Commonwealth GO, Public Improvement,
    MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ..................................................      3,000,000      3,196,230
    Series A, 5.375%, 7/01/28 ...................................................................      1,300,000      1,370,759
    Series A, 5.00%, 7/01/29 ....................................................................      4,500,000      4,727,520
    Series A, 5.00%, 7/01/34 ....................................................................      5,000,000      5,246,400
    Series A, FGIC Insured, 5.125%, 7/01/31 .....................................................      3,315,000      3,496,496
    Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 .......................................      1,685,000      1,788,307
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
   Pre-Refunded, 5.50%, 7/01/36 .................................................................     11,850,000     13,478,071
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Refunding, Series H, 5.00%, 7/01/35 .........................................................        100,000        106,561
    Refunding, Series I, FGIC Insured, 5.00%, 7/01/26 ...........................................      4,000,000      4,280,320
    Refunding, Series K, 5.00%, 7/01/30 .........................................................      1,000,000      1,054,920
    Refunding, Series L, MBIA Insured, 5.25%, 7/01/23 ...........................................      6,000,000      7,002,660
  a Refunding, Series M, 5.00%, 7/01/25 .........................................................      4,345,000      4,659,839
    Series B, Pre-Refunded, 6.00%, 7/01/39 ......................................................     10,000,000     10,843,200
    Series D, Pre-Refunded, 5.375%, 7/01/36 .....................................................     11,990,000     13,017,903
    Series J, Pre-Refunded, 5.00%, 7/01/34 ......................................................      1,000,000      1,083,330
    Series K, Pre-Refunded, 5.00%, 7/01/35 ......................................................      5,815,000      6,351,957
    Series K, Pre-Refunded, 5.00%, 7/01/40 ......................................................      9,500,000     10,377,230
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, Series A,
   ETM, 5.50%, 10/01/32 .........................................................................     10,000,000     10,722,800
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
    5.00%, 7/01/37 ..............................................................................     12,000,000     12,676,680
    Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/21 .......................................      9,000,000      9,193,320
    Series B, 5.00%, 7/01/37 ....................................................................      9,000,000      9,474,930
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
    AMBAC Insured, 5.00%, 7/01/31 ...............................................................     20,000,000     21,639,600
    CIFG Insured, 5.00%, 7/01/27 ................................................................        900,000        973,053


                                                             Annual Report | 119

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico Electric Power Authority Power Revenue,
    Refunding, Series SS, MBIA Insured, 5.00%, 7/01/23 ..........................................   $  4,900,000   $  5,294,107
    Series HH, FSA Insured, 5.25%, 7/01/29 ......................................................      1,605,000      1,702,953
    Series II, 5.25%, 7/01/31 ...................................................................     15,500,000     16,529,820
    Series II, FSA Insured, 5.125%, 7/01/26 .....................................................      1,000,000      1,069,440
    Series NN, 5.125%, 7/01/29 ..................................................................      5,125,000      5,443,980
    Series NN, MBIA Insured, 5.00%, 7/01/32 .....................................................      4,000,000      4,230,440
    Series RR, FGIC Insured, 5.00%, 7/01/35 .....................................................      5,670,000      6,071,833
    Series RR, XLCA Insured, 5.00%, 7/01/30 .....................................................      1,725,000      1,847,251
  Puerto Rico HFAR, Capital Fund Program, 4.60%, 12/01/24 .......................................     10,000,000     10,220,300
  Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 ............................     10,790,000     11,076,043
  Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%,
   12/01/26 .....................................................................................      2,060,000      2,080,044
  Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
   First Portfolio, Pre-Refunded, 6.25%, 4/01/29 ................................................      1,915,000      1,918,447
  Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
   Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 .....................................        900,000        945,414
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Hospital Revenue,
    Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 ..........................      2,500,000      2,510,200
    Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ...........................        500,000        502,075
    Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ...................      8,445,000      8,455,725
    Mennonite General Hospital Project, 5.625%, 7/01/17 .........................................        665,000        641,492
    Mennonite General Hospital Project, 5.625%, 7/01/27 .........................................      1,950,000      1,808,527
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Industrial Revenue,
    Guaynabo Municipal Government, 5.625%, 7/01/15 ..............................................      6,550,000      6,679,428
    Guaynabo Municipal Government, 5.625%, 7/01/22 ..............................................      3,160,000      3,218,334
    Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ................................................      1,250,000      1,275,963
    Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ................................................      4,120,000      4,211,258
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Revenue,
    Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 ........................      2,000,000      2,129,100
    Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 .........................      7,850,000      8,060,380
    Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 .............................      5,970,000      6,510,822
    International American University of Puerto Rico Project, MBIA Insured, 4.25%,
     10/01/24 ...................................................................................      1,000,000      1,017,480
    International American University of Puerto Rico Project, MBIA Insured, 4.375%,
     10/01/25 ...................................................................................      1,000,000      1,027,560
    International American University of Puerto Rico Project, MBIA Insured, 4.50%,
     10/01/29 ...................................................................................      3,750,000      3,829,537
    University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ............................      6,000,000      6,201,600
  Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured,
    5.00%, 8/01/22 ..............................................................................      3,000,000      3,247,890
    Pre-Refunded, 5.50%, 8/01/23 ................................................................      7,400,000      7,797,602


120 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  PUERTO RICO (CONTINUED)
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%,
    8/01/27 .....................................................................................   $  5,500,000   $  5,792,105
    8/01/30 .....................................................................................     12,000,000     12,911,160
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
    Refunding, Series D, 5.375%, 7/01/33 ........................................................      3,430,000      3,642,043
    Series D, Pre-Refunded, 5.375%, 7/01/33 .....................................................      9,070,000      9,815,554
    Series I, 5.25%, 7/01/33 ....................................................................      4,500,000      4,818,330
    Series I, 5.375%, 7/01/34 ...................................................................      5,000,000      5,406,000
    Series I, 5.00%, 7/01/36 ....................................................................      4,000,000      4,191,960
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ....................      1,250,000      1,250,900
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
    Series A, Pre-Refunded, 5.00%, 6/01/26 ......................................................      2,865,000      2,940,435
    Series E, 5.50%, 8/01/29 ....................................................................      2,155,000      2,282,835
    Series E, Pre-Refunded, 5.50%, 8/01/29 ......................................................      6,845,000      7,421,623
  University of Puerto Rico Revenues, University System, Refunding,
    Series P, 5.00%, 6/01/30 ....................................................................      4,475,000      4,767,710
    Series Q, 5.00%, 6/01/26 ....................................................................      2,500,000      2,673,425
    Series Q, 5.00%, 6/01/30 ....................................................................      5,000,000      5,327,050
    Series Q, 5.00%, 6/01/36 ....................................................................      7,500,000      7,943,250
                                                                                                                   ------------
                                                                                                                    380,744,611
                                                                                                                   ------------
  VIRGIN ISLANDS 13.8%
  Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
    6.45%, 3/01/16 ..............................................................................        160,000        161,582
    6.50%, 3/01/25 ..............................................................................        390,000        393,783
  Virgin Islands PFAR,
    Gross Receipts Taxes Loan Note, FGIC Insured, 5.00%, 10/01/27 ...............................      4,500,000      4,892,130
    Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/26 .............................      5,000,000      5,327,100
    Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .............................      9,220,000      9,779,838
    Gross Receipts Taxes Loan Note, Refunding, ACA Insured, 5.00%, 10/01/31 .....................      2,500,000      2,607,075
    senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ..........................      3,000,000      3,098,340
    senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ..........................      6,750,000      6,973,290
    senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 .........................      3,950,000      4,087,539
    senior lien, Matching Fund Loan Notes, Series A, 5.25%, 10/01/24 ............................      2,000,000      2,132,280
  Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
    5.25%, 9/01/18 ..............................................................................      3,930,000      4,134,517
    5.00%, 9/01/23 ..............................................................................     10,000,000     10,423,000
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/18 .....................................................................................      4,175,000      4,211,323
    7/01/21 .....................................................................................      1,000,000      1,011,750
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.25%, 7/01/12 ..............................................................................      4,000,000      4,071,600
    5.50%, 7/01/17 ..............................................................................      4,000,000      4,100,800
                                                                                                                   ------------
                                                                                                                     67,405,947
                                                                                                                   ------------
  TOTAL LONG TERM INVESTMENTS (COST $452,060,651) ...............................................                   475,485,515
                                                                                                                   ------------


                                                             Annual Report | 121

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 2.1%
  MUNICIPAL BONDS 2.1%
  U.S. TERRITORIES 2.1%
  PUERTO RICO 2.1%

b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
   Weekly VRDN and Put, 3.34%, 12/01/15 .........................................................   $  7,959,000   $  7,959,000
b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Series A, AMBAC Insured, Weekly VRDN and Put, 3.42%, 7/01/28 .................................      2,100,000      2,100,000
                                                                                                                   ------------
  TOTAL SHORT TERM INVESTMENTS (COST $10,059,000) ...............................................                    10,059,000
                                                                                                                   ------------
  TOTAL INVESTMENTS (COST $462,119,651) 99.6% ...................................................                   485,544,515
  OTHER ASSETS, LESS LIABILITIES 0.4% ...........................................................                     1,717,047
                                                                                                                   ------------
  NET ASSETS 100.0% .............................................................................                  $487,261,562
                                                                                                                   ============

See Selected Portfolio Abbreviations on page 198.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


122 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                   ----------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28,
CLASS A                                                 2007        2006        2005        2004 e      2003
                                                   ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   11.42   $   11.51   $   11.76   $   11.48   $   11.14
                                                   ----------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.42        0.42        0.42        0.43        0.46

   Net realized and unrealized gains (losses) ..        0.05       (0.10)      (0.25)       0.28        0.35
                                                   ----------------------------------------------------------
Total from investment operations ...............        0.47        0.32        0.17        0.71        0.81
                                                   ----------------------------------------------------------
Less distributions from net investment income ..       (0.42)      (0.41)      (0.42)      (0.43)      (0.47)
                                                   ----------------------------------------------------------
Redemption fees ................................          -- d        -- d        -- d        --          --
                                                   ----------------------------------------------------------
Net asset value, end of year ...................   $   11.47   $   11.42   $   11.51   $   11.76   $   11.48
                                                   ==========================================================

Total return c .................................        4.22%       2.83%       1.54%       6.33%       7.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 611,291   $ 540,348   $ 493,994   $ 454,942   $ 365,043

Ratios to average net assets:

   Expenses ....................................        0.69%       0.69%       0.69%       0.70%       0.72%

   Net investment income .......................        3.68%       3.64%       3.67%       3.69%       4.07%

Portfolio turnover rate ........................        8.94%      12.62%       9.14%       8.62%       4.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 123

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                   ------------------------------------------------
                                                               YEAR ENDED FEBRUARY 28,
CLASS C                                                2007        2006        2005         2004 e
                                                   ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $  11.44   $   11.53   $   11.77   $    11.67
                                                   ------------------------------------------------
Income from investment operations a:

   Net investment income b .....................       0.36        0.35        0.36         0.24

   Net realized and unrealized gains (losses) ..       0.05       (0.09)      (0.24)        0.10
                                                   ------------------------------------------------
Total from investment operations ...............       0.41        0.26        0.12         0.34
                                                   ------------------------------------------------
Less distributions from net investment income ..      (0.36)      (0.35)      (0.36)       (0.24)
                                                   ------------------------------------------------
Redemption fees ................................         -- d        -- d        -- d         --
                                                   ------------------------------------------------
Net asset value, end of year ...................   $  11.49   $   11.44   $   11.53   $    11.77
                                                   ================================================

Total return c .................................       3.65%       2.27%       1.05%        2.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 28,510   $  30,178   $  23,384   $   11,182

Ratios to average net assets:

   Expenses ....................................       1.24%       1.24%       1.24%        1.25% f

   Net investment income .......................       3.13%       3.09%       3.12%        3.14% f

Portfolio turnover rate ........................       8.94%      12.62%       9.14%        8.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     For the period July 1, 2003 (effective date) to February 29, 2004.

f     Annualized.


124 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.1%
  MUNICIPAL BONDS 98.1%
  ALABAMA 4.8%
  Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Refunding, Series B,
   AMBAC Insured,
    4.625%, 8/15/13 .............................................................................   $  5,900,000   $  6,144,437
    4.125%, 2/15/14 .............................................................................      3,000,000      3,064,200
  East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
   Series A, MBIA Insured,
    4.50%, 9/01/13 ..............................................................................      1,925,000      1,983,751
    4.625%, 9/01/14 .............................................................................      2,010,000      2,081,235
    4.50%, 9/01/15 ..............................................................................      2,100,000      2,164,092
  Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
    4.80%, 6/01/13 ..............................................................................      2,400,000      2,504,952
    5.00%, 6/01/17 ..............................................................................      2,900,000      3,120,661
  Jefferson County GO, Capital Improvement wts., Series A, MBIA Insured, 5.00%, 4/01/17 .........      2,195,000      2,355,542
  Jefferson County Limited Obligation School wts. Revenue, Series A, 5.25%, 1/01/16 .............      2,000,000      2,165,240
  Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/12 ...............................        600,000        643,302
  University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/15 .................      4,070,000      4,392,914
                                                                                                                   ------------
                                                                                                                     30,620,326
                                                                                                                   ------------
  ARIZONA 4.4%
  Arizona School Facilities Board Revenue, Series B, FGIC Insured, 4.00%, 9/01/13 ...............      5,000,000      5,068,500
  Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.25%,
   9/01/16 ......................................................................................      2,505,000      2,767,273
  Glendale IDAR, John C Lincoln Health, Refunding, Series B, 5.00%, 12/01/18 ....................      5,605,000      5,854,703
  Maricopa County GO, School District No. 97, Deer Valley School Improvement, Series A,
   FGIC Insured, 4.75%, 7/01/12 .................................................................      4,000,000      4,203,000
  Maricopa County Hospital Revenue, Sun Health Corp., Refunding, 5.00%, 4/01/18 .................      2,000,000      2,091,800
  Maricopa County USD No. 48 Scottsdale GO, Refunding, Series A, FSA Insured, 4.00%,
   7/01/15 ......................................................................................      3,000,000      3,063,840
  Maricopa County USD No. 80 Chandler GO, Project of 2002, Series A, FSA Insured, 4.00%,
   7/01/14 ......................................................................................      1,000,000      1,017,860
  Mesa GO, Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 ....................................        715,000        729,321
  Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
    7/01/14 .....................................................................................      1,110,000      1,129,825
    7/01/15 .....................................................................................      1,000,000      1,013,910
    7/01/16 .....................................................................................      1,000,000      1,012,230
                                                                                                                   ------------
                                                                                                                     27,952,262
                                                                                                                   ------------
  ARKANSAS 1.8%
  Arkansas State Development Finance Authority Revenue, State Agencies Facilities, Corrections,
   Series B, FSA Insured, 5.00%,
    11/01/17 ....................................................................................      1,955,000      2,132,592
    11/01/19 ....................................................................................      2,065,000      2,244,635
  Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A, 6.20%,
   8/01/17 ......................................................................................      1,105,000      1,160,438
  Little Rock GO, Capital Improvements, FSA Insured, 4.00%, 4/01/15 .............................      2,500,000      2,536,900


                                                             Annual Report | 125

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  ARKANSAS (CONTINUED)
  University of Arkansas University Revenues,
    Construction, University of Arkansas for Medical Sciences Campus, Refunding, Series A,
     MBIA Insured, 5.00%, 11/01/16 ..............................................................   $  1,000,000   $  1,083,160
    Student Fee University of Arkansas at Fort Smith, FSA Insured, 4.75%, 12/01/15 ..............      2,295,000      2,402,819
                                                                                                                   ------------
                                                                                                                     11,560,544
                                                                                                                   ------------
  CALIFORNIA 6.3%
  California State Department of Water Resources Power Supply Revenue, Series A, Pre-Refunded,
   5.125%, 5/01/18 ..............................................................................      3,000,000      3,247,170
  California State GO,
    Refunding, 5.00%, 2/01/17 ...................................................................      3,000,000      3,190,590
     Various Purpose, 5.25%, 11/01/17 ...........................................................     10,000,000     10,863,500
  Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed, ETM,
   5.00%, 6/01/12 ...............................................................................      1,500,000      1,594,950
  Los Angeles Department of Water and Power Waterworks Revenue, Series B, MBIA Insured,
   4.25%, 7/01/17 ...............................................................................      6,530,000      6,711,991
  Los Angeles USD, GO, Series A, MBIA Insured,
    4.125%, 7/01/15 .............................................................................      2,500,000      2,566,400
    4.25%, 7/01/16 ..............................................................................      2,500,000      2,571,075
  North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
   Pre-Refunded, 4.00%, 8/01/15 .................................................................      2,000,000      2,055,480
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
   Refunding, Series A, 5.65%, 1/15/17 ..........................................................      3,000,000      3,213,420
  Tulare Joint UHSD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/16 ...............      2,870,000      3,159,325
  Val Verde USD, COP, FGIC Insured, ETM, 5.00%, 1/01/15 .........................................      1,000,000      1,096,080
                                                                                                                   ------------
                                                                                                                     40,269,981
                                                                                                                   ------------
  COLORADO 4.2%
  Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A, MBIA Insured,
   4.375%, 9/01/17 ..............................................................................     17,000,000     17,703,460
  Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 ............      3,000,000      3,245,430
  Denver City and County Medical Facilities GO, 4.00%, 8/01/16 ..................................      6,000,000      6,060,660
                                                                                                                   ------------
                                                                                                                     27,009,550
                                                                                                                   ------------
  FLORIDA 9.4%
  Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/16 ........................      5,915,000      6,390,743
  Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 .....................      1,000,000      1,038,790
  Collier County School Board COP, Refunding, FSA Insured, 5.00%, 2/15/16 .......................      5,000,000      5,396,150
  Florida State Department of Management Services Division Facilities Management Revenue,
   Florida Facilities Pool, Refunding, Series A, AMBAC Insured, 5.00%, 9/01/17 ..................      5,660,000      6,194,304
  Hillsborough County Capacity Assessment Special Assessment Revenue, Series 2006,
   FGIC Insured, 5.00%, 3/01/19 .................................................................      5,000,000      5,374,400
  Jacksonville Water and Sewer System Revenue, Series B, FSA Insured, 4.10%, 10/01/13 ...........      3,000,000      3,004,650
  Marion County Public Improvement Revenue, Refunding, MBIA Insured,
    4.20%, 12/01/12 .............................................................................      1,400,000      1,431,458
    4.30%, 12/01/13 .............................................................................      1,800,000      1,844,064
  Marion County School Board COP, FSA Insured, 4.00%, 6/01/15 ...................................      1,115,000      1,129,707


126 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  FLORIDA (CONTINUED)
  Orange County School Board COP, Series B, FGIC Insured, 5.00%,
    8/01/18 .....................................................................................   $  5,150,000   $ 5,600,728
    8/01/19 .....................................................................................      5,985,000     6,498,992
  Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
   10/01/14 .....................................................................................      7,000,000     7,076,580
  Tampa Bay Water Utility System Revenue,
    FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 .................................................      1,000,000     1,088,550
    Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/15 .......................................      4,140,000     4,333,628
    Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/16 .......................................      3,400,000     3,559,018
                                                                                                                   -----------
                                                                                                                    59,961,762
                                                                                                                   -----------
  GEORGIA 1.9%
  Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
   12/01/13 .....................................................................................      1,020,000     1,038,931
  Main Street Natural Gas Inc. Gas Revenue, Series B, 5.00%, 3/15/18 ............................      5,000,000     5,442,300
  South Georgia Governmental Services Authority Revenue, FGIC Insured, 5.00%, 1/01/16 ...........      2,650,000     2,898,862
  Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%,
   11/01/07 .....................................................................................      3,105,000     3,107,670
                                                                                                                   -----------
                                                                                                                    12,487,763
                                                                                                                   -----------
  HAWAII 0.4%
  Hawaii State Department of Budget and Finance Special Purpose Revenue, Kaiser Permanente,
   Series A, ETM, 5.10%, 3/01/14 ................................................................      2,500,000     2,584,875
                                                                                                                   -----------
  ILLINOIS 0.7%
  Chicago Park District GO, Parking Revenues, Series A, FGIC Insured, Pre-Refunded, 4.125%,
   1/01/14 ......................................................................................      3,125,000     3,202,094
  Illinois Health Facilities Authority Revenue, Victory Health Services, Series A, Pre-Refunded,
   5.25%, 8/15/09 ...............................................................................      1,170,000     1,189,808
                                                                                                                   -----------
                                                                                                                     4,391,902
                                                                                                                   -----------
  KENTUCKY 0.4%
  Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
   Regional Health Center Facility, Refunding and Improvement,
    5.70%, 10/01/10 .............................................................................      1,000,000     1,019,660
    5.75%, 10/01/11 .............................................................................      1,500,000     1,530,750
                                                                                                                   -----------
                                                                                                                     2,550,410
                                                                                                                   -----------
  LOUISIANA 2.5%
  Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
   AMBAC Insured, 5.00%, 6/01/19 ................................................................     11,000,000    11,966,130
  St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ..................      4,000,000     4,148,160
                                                                                                                   -----------
                                                                                                                    16,114,290
                                                                                                                   -----------
  MARYLAND 2.8%
  Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
   Refunding, CIFG Insured, 5.00%,
    6/01/19 .....................................................................................      1,445,000     1,571,914
    6/01/20 .....................................................................................      1,000,000     1,085,400


                                                             Annual Report | 127

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MARYLAND (CONTINUED)
  Maryland State Health and Higher Educational Facilities Authority Revenue,
    Doctors Community Hospital, Refunding, Series A, 5.00%, 7/01/20 .............................   $    6,000,000   $    6,341,640
    Parking, Johns Hopkins Medical Institutions, Refunding, Series B, AMBAC Insured, 5.00%,
     7/01/15 ....................................................................................        1,000,000        1,088,960
    Peninsula Regional Medical Center, 5.00%, 7/01/18 ...........................................        1,600,000        1,728,576
    Peninsula Regional Medical Center, 5.00%, 7/01/19 ...........................................        1,430,000        1,543,757
    Peninsula Regional Medical Center, 5.00%, 7/01/20 ...........................................        1,000,000        1,078,740
    Western Maryland Health, Refunding, Series A, MBIA Insured, 5.00%, 1/01/19 ..................        3,020,000        3,284,763
                                                                                                                     --------------
                                                                                                                         17,723,750
                                                                                                                     --------------
  MASSACHUSETTS 1.6%
  Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
   Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ...................        3,000,000        3,208,860
  Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
   first mortgage, Refunding, Series A, 5.50%, 7/01/08 ..........................................        1,045,000        1,049,493
  Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
   Project, Refunding, Series A,
    5.15%, 12/01/07 .............................................................................        2,000,000        2,012,680
    5.20%, 12/01/08 .............................................................................        2,000,000        2,037,440
  Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
   10/01/12 .....................................................................................        1,745,000        1,793,930
                                                                                                                     --------------
                                                                                                                         10,102,403
                                                                                                                     --------------
  MICHIGAN 8.6%
  Battle Creek Downtown Development Authority Tax Allocation, MBIA Insured, Pre-Refunded,
   5.00%, 5/01/17 ...............................................................................        3,295,000        3,347,358
  Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial
   Hospital, Refunding, Series B, 5.30%, 11/01/07 ...............................................          815,000          819,377
  Detroit GO, Series B, FSA Insured, 5.00%,
    4/01/18 .....................................................................................        2,635,000        2,854,601
    4/01/19 .....................................................................................        2,515,000        2,720,626
  Ferris State University Revenue, General,
    AMBAC Insured, Pre-Refunded, 5.00%, 10/01/18 ................................................          520,000          527,686
    Refunding, AMBAC Insured, 5.00%, 10/01/18 ...................................................        2,120,000        2,147,539
  Garden City School District GO, Refunding, FSA Insured, 5.00%,
    5/01/15 .....................................................................................        1,250,000        1,363,437
    5/01/18 .....................................................................................        1,455,000        1,564,765
  Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
    5/01/16 .....................................................................................        1,925,000        2,067,200
    5/01/17 .....................................................................................        2,025,000        2,171,954
  Michigan Municipal Bond Authority Revenue, School District City of Detroit, FSA Insured,
   5.00%, 6/01/17 ...............................................................................       10,000,000       10,782,800
  Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
   MBIA Insured, Pre-Refunded, 6.00%, 11/15/13 ..................................................        1,200,000        1,283,508
  Otsego Public Schools District GO, School Building and Site, FSA Insured, 5.00%, 5/01/16 ......        1,630,000        1,750,408
  Roseville School District GO, School Building and Site, Refunding, FSA Insured, 5.00%,
   5/01/19 ......................................................................................        2,275,000        2,471,492


128 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  MICHIGAN (CONTINUED)
  Saginaw-Midland Municipal Water Supply Corp. Revenue GO, Water Supply System, Refunding,
   MBIA Insured, 4.25%, 9/01/13 .................................................................   $    1,245,000   $    1,284,180
  South Lyon Community Schools GO, Refunding,
    FGIC Insured, 5.00%, 5/01/16 ................................................................        3,040,000        3,334,515
    FSA Insured, 5.00%, 5/01/17 .................................................................        4,385,000        4,760,444
  Wayne-Westland Community Schools GO, Refunding,
    4.50%, 5/01/12 ..............................................................................        1,035,000        1,073,005
    4.625%, 5/01/13 .............................................................................        1,095,000        1,149,027
    FSA Insured, 5.00%, 5/01/16 .................................................................        2,825,000        3,059,927
  Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%, 1/01/17 .............        4,290,000        4,407,117
                                                                                                                     --------------
                                                                                                                         54,940,966
                                                                                                                     --------------
  MINNESOTA 3.9%
  Chaska ISD No. 112 GO, Refunding, Series A,
    5.00%, 2/01/16 ..............................................................................        4,000,000        4,141,880
    FSA Insured, 4.00%, 2/01/14 .................................................................        2,060,000        2,089,293
  Minneapolis GO, Various Purpose, 5.00%, 12/01/17 ..............................................        3,000,000        3,174,630
  Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured, 4.625%,
   2/01/17 ......................................................................................        1,000,000        1,034,050
  Mounds View ISD No. 621 GO, MBIA Insured, 5.00%,
    2/01/14 .....................................................................................        2,340,000        2,481,710
    2/01/15 .....................................................................................        2,425,000        2,569,627
    2/01/16 .....................................................................................        2,460,000        2,603,320
  Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 ..........................        2,215,000        2,317,377
  Robbinsdale ISD No. 281 GO, Refunding, FSA Insured,
    4.00%, 2/01/13 ..............................................................................        2,070,000        2,101,278
    4.125%, 2/01/14 .............................................................................        2,175,000        2,219,000
                                                                                                                     --------------
                                                                                                                         24,732,165
                                                                                                                     --------------
  MISSOURI 4.4%
  Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/19 .............................        1,675,000        1,761,648
  Jackson County Reorganized School District No. 7 Lees Summit GO, School Building,
   MBIA Insured, 5.00%, 3/01/16 .................................................................        2,000,000        2,153,720
  Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 5.00%, 12/01/08 ...............................................................        1,000,000        1,009,920
    Refunding, 5.00%, 12/01/08 ..................................................................        1,060,000        1,071,522
  Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Plum Point
   Project,
   MBIA Insured, 5.00%,
    1/01/17 .....................................................................................        1,500,000        1,637,295
    1/01/19 .....................................................................................        1,000,000        1,087,620
  Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
   MBIA Insured,
    4.375%, 4/01/12 .............................................................................          335,000          345,130
    4.50%, 4/01/14 ..............................................................................          545,000          562,783
    4.60%, 4/01/15 ..............................................................................        1,360,000        1,407,410
    4.70%, 4/01/16 ..............................................................................        1,165,000        1,208,187
  Springfield Public Utility Revenue, FGIC Insured, 4.50%, 8/01/21 ..............................       15,245,000       15,825,072
                                                                                                                     --------------
                                                                                                                         28,070,307
                                                                                                                     --------------


                                                             Annual Report | 129

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEVADA 0.8%
a Clark County School District GO, Refunding, Series A, MBIA Insured, 4.50%, 6/15/19 ............     $  5,000,000   $  5,305,300
                                                                                                                     ------------
  NEW JERSEY 4.7%
  Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
   Waste Management Inc. Project, Mandatory Put 12/01/09, Refunding, Series A, 6.85%,
    12/01/29 ....................................................................................        2,625,000      2,810,692
  Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
   5.90%, 1/01/15 ...............................................................................          805,000        809,693
  New Jersey State COP, Equipment Lease Purchase, Series A, AMBAC Insured, 5.00%,
   6/15/17 ......................................................................................        5,000,000      5,348,550
  New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
    Refunding, Series C, FSA Insured, 4.50%, 12/15/10 ...........................................       10,000,000     10,293,400
    Series D, FSA Insured, 5.00%, 6/15/19 .......................................................        5,630,000      6,072,462
    Series D, FSA Insured, Pre-Refunded, 5.00%, 6/15/19 .........................................        4,370,000      4,778,158
                                                                                                                     ------------
                                                                                                                       30,112,955
                                                                                                                     ------------
  NEW YORK 13.2%
  Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 ..................        1,560,000      1,660,074
  Long Island Power Authority Electric System Revenue, General,
    Refunding, Series A, FGIC Insured, 5.00%, 12/01/19 ..........................................        7,000,000      7,620,480
    Series E, FGIC Insured, 5.00%, 12/01/18 .....................................................        8,500,000      9,316,085
  Middletown City School District GO, Refunding, Series A, FSA Insured, 4.00%, 11/01/15 .........        2,050,000      2,078,946
  MTA Commuter Facilities Revenue, Services Contract, Series R, ETM, 5.50%, 7/01/11 .............        2,215,000      2,293,367
  MTA Revenue, Transportation,
    Series C, 5.00%, 11/15/16 ...................................................................        1,150,000      1,255,122
    Series F, 5.00%, 11/15/15 ...................................................................        1,250,000      1,358,187
  MTA Transit Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 ........................        1,500,000      1,581,135
  New York City GO,
    Refunding, Series C, MBIA Insured, 5.875%, 8/01/16 ..........................................            5,000          5,384
    Refunding, Series H, 5.00%, 8/01/17 .........................................................        4,330,000      4,630,762
    Series C, MBIA Insured, Pre-Refunded, 5.875%, 8/01/16 .......................................        1,245,000      1,347,252
    Series F, 4.75%, 1/15/16 ....................................................................        3,000,000      3,135,510
    Series H, 5.90%, 8/01/09 ....................................................................          495,000        504,266
    Series H, 5.00%, 8/01/16 ....................................................................        3,000,000      3,214,380
    Series H, Pre-Refunded, 5.90%, 8/01/09 ......................................................            5,000          5,097
    Series I, 5.00%, 8/01/18 ....................................................................       10,000,000     10,674,800
    Series J, 6.00%, 8/01/08 ....................................................................          985,000      1,003,873
    Series J, Pre-Refunded, 6.00%, 8/01/08 ......................................................        2,015,000      2,054,695
    Series O, 5.00%, 6/01/19 ....................................................................        5,000,000      5,362,200
  New York City Transitional Finance Authority Revenue, Series C, 4.50%, 2/15/13 ................        4,500,000      4,669,470
  New York State Dormitory Authority Revenue, Mortgage, St. Barnabas, Series B, FHA Insured,
   4.25%, 8/01/14 ...............................................................................        2,355,000      2,415,547
  New York State Dormitory Authority Revenues, Mental Health Services Facilities Improvement,
   Series D, MBIA Insured, 5.00%, 8/15/17 .......................................................        2,000,000      2,051,760


130 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Energy Research and Development Authority PCR, New York State Electric and
   Gas, MBIA Insured, 4.10%, 3/15/15 ............................................................   $    7,000,000   $    7,098,560
  Yonkers GO,
    Refunding, Series A, MBIA Insured, 5.00%, 8/01/17 ...........................................        6,435,000        6,976,312
    Series B, FSA Insured, 4.00%, 10/15/16 ......................................................        1,890,000        1,914,475
                                                                                                                     --------------
                                                                                                                         84,227,739
                                                                                                                     --------------
  NORTH CAROLINA 3.4%
  Asheville Water System Revenue, FSA Insured, Pre-Refunded, 5.25%,
    8/01/15 .....................................................................................          915,000          974,814
    8/01/17 .....................................................................................        1,020,000        1,086,677
    8/01/19 .....................................................................................        1,030,000        1,097,331
  Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 ......................................        4,000,000        4,241,160
  North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series D, 6.00%, 1/01/09 .........................................................          400,000          407,008
    Series D, 6.45%, 1/01/14 ....................................................................        1,000,000        1,078,930
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding, Series B,
   6.50%, 1/01/09 ...............................................................................        5,000,000        5,235,150
  Rutherford County COP, Refunding, AMBAC Insured, 5.00%, 9/01/17 ...............................        1,275,000        1,358,564
  Wake County GO, Public Improvement, 4.50%, 3/01/14 ............................................        6,400,000        6,672,768
                                                                                                                     --------------
                                                                                                                         22,152,402
                                                                                                                     --------------
  OHIO 4.7%
  Akron GO, Various Purpose, Refunding and Improvement, MBIA Insured, 4.125%, 12/01/14 ..........        1,000,000        1,022,790
  Allen County GO, Refunding, AMBAC Insured, 4.75%, 12/01/17 ....................................        2,180,000        2,290,351
  Cleveland Municipal School District GO, FSA Insured, 5.00%,
    12/01/14 ....................................................................................        1,915,000        2,074,251
    12/01/15 ....................................................................................        1,510,000        1,632,582
    12/01/16 ....................................................................................        1,400,000        1,510,880
  Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
    5.25%, 7/01/08 ..............................................................................          575,000          581,101
    5.40%, 7/01/10 ..............................................................................          775,000          791,011
    5.50%, 7/01/11 ..............................................................................          500,000          510,835
  Kenston Local School District GO, School Improvement, MBIA Insured, 4.00%, 12/01/15 ...........        1,000,000        1,015,970
  Lake Local School District Wood County GO, MBIA Insured,
    5.20%, 12/01/17 .............................................................................          375,000          402,544
    Pre-Refunded, 5.20%, 12/01/17 ...............................................................        2,190,000        2,356,812
  Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 ..........................        1,360,000        1,443,382
  Mason City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
    12/01/15 ....................................................................................        2,670,000        2,927,014
  Nordonia Hills City School District GO, School Improvement, Refunding, FGIC Insured, 4.50%,
    12/01/21 ....................................................................................        2,360,000        2,452,347
  Ohio State Building Authority Revenue, State Facilities, Administration Building Fund Project,
    Refunding, Series B, FSA Insured, 4.00%, 10/01/12 ...........................................        1,000,000        1,019,000
  University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
    1/01/14 .....................................................................................        2,000,000        2,131,280


                                                             Annual Report | 131

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OHIO (CONTINUED)
  University of Cincinnati General Receipts Revenue, Series A, AMBAC Insured, 5.00%,
   6/01/17 ......................................................................................   $    3,000,000   $    3,259,080
  Westerville City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/18 .................        1,000,000        1,079,750
  Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 ................................................        1,275,000        1,442,446
                                                                                                                     --------------
                                                                                                                         29,943,426
                                                                                                                     --------------
  OKLAHOMA 0.2%
  Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
   MBIA Insured, Pre-Refunded,
    5.60%, 3/01/10 ..............................................................................          775,000          793,058
    6.00%, 3/01/15 ..............................................................................          700,000          729,827
                                                                                                                     --------------
                                                                                                                          1,522,885
                                                                                                                     --------------
  OREGON 3.3%
  Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 4.00%,
   11/01/15 .....................................................................................        2,475,000        2,515,417
  Oregon State Department of Administrative Services COP, Series A, FGIC Insured, 5.00%,
   11/01/19 .....................................................................................        2,340,000        2,551,232
  Portland GO, Arena, Refunding, Series B, 5.00%, 6/01/16 .......................................        3,075,000        3,342,832
  Portland Sewer System Revenue, second lien, Series B, MBIA Insured, 5.00%,
    6/15/18 .....................................................................................        3,135,000        3,426,649
    6/15/19 .....................................................................................        3,290,000        3,590,706
  Salem Water and Sewer Revenue,
    MBIA Insured, 4.10%, 6/01/16 ................................................................        1,035,000        1,057,253
    Refunding, FSA Insured, 4.375%, 6/01/11 .....................................................        2,160,000        2,225,167
    Refunding, FSA Insured, 4.50%, 6/01/12 ......................................................        2,250,000        2,343,600
                                                                                                                     --------------
                                                                                                                         21,052,856
                                                                                                                     --------------
  PENNSYLVANIA 1.8%
  Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
   12/01/13 .....................................................................................        5,000,000        5,210,200
  Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%,
   7/01/07 ......................................................................................          555,000          557,009
  Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 4.00%,
    9/01/14 .....................................................................................        4,000,000        4,064,040
    9/01/15 .....................................................................................        2,000,000        2,028,560
                                                                                                                     --------------
                                                                                                                         11,859,809
                                                                                                                     --------------
  SOUTH CAROLINA 1.3%
  Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
   AMBAC Insured, 5.25%, 1/01/10 ................................................................        1,000,000        1,036,230
  Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured, 4.00%,
   1/01/14 ......................................................................................        2,000,000        2,033,180
  Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
   Project, FSA Insured, 5.00%, 12/01/18 ........................................................        5,000,000        5,441,850
                                                                                                                     --------------
                                                                                                                          8,511,260
                                                                                                                     --------------


132 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  TENNESSEE 1.4%
  Tennessee Energy Acquisition Corp. Gas Revenue, Series C, 5.00%, 2/01/18 ......................   $    5,000,000   $    5,429,000
  Tennessee State School Board Authority Revenue, Higher Educational Facilities, Second
   Program, Series A, FSA Insured, Pre-Refunded, 5.00%, 5/01/13 .................................        3,425,000        3,642,008
                                                                                                                     --------------
                                                                                                                          9,071,008
                                                                                                                     --------------
  TEXAS 2.4%
  Edgewood ISD Bexar County GO, Series A, 5.00%,
    2/15/16 .....................................................................................        1,225,000        1,313,960
    2/15/17 .....................................................................................        1,285,000        1,375,888
  Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
   AMBAC Insured, 5.00%, 9/01/11 ................................................................        6,000,000        6,332,580
  Laredo ISD Public Facility Corp. Lease Revenue,
    Series A, AMBAC Insured, 5.00%, 8/01/15 .....................................................        1,000,000        1,048,220
    Series C, AMBAC Insured, 5.00%, 8/01/19 .....................................................        1,000,000        1,052,370
  Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
   11/01/10 .....................................................................................        2,500,000        2,508,675
  Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit, Series A,
   MBIA Insured, Pre-Refunded, 6.25%, 11/15/17 ..................................................        1,500,000        1,613,925
                                                                                                                     --------------
                                                                                                                         15,245,618
                                                                                                                     --------------
  UTAH 0.5%
  Salt Lake County College Revenue,
    Refunding, 5.00%, 10/01/19 ..................................................................        2,585,000        2,675,992
    Westminster College Project, 5.50%, 10/01/12 ................................................          340,000          346,460
                                                                                                                     --------------
                                                                                                                          3,022,452
                                                                                                                     --------------
  WASHINGTON 1.2%
  King County School District No. 406 South Central GO, Refunding, FSA Insured, 5.00%,
   12/01/16 .....................................................................................        3,000,000        3,241,320
  Washington State GO, Series A, FSA Insured, 5.00%, 7/01/16 ....................................        4,000,000        4,345,480
                                                                                                                     --------------
                                                                                                                          7,586,800
                                                                                                                     --------------
  WEST VIRGINIA 0.1%
  West Virginia Public Energy Authority Energy Revenue, Morgantown Assn. Project, Series A,
   5.05%, 7/01/08 ...............................................................................          365,000          366,241
                                                                                                                     --------------
  U.S. TERRITORIES 1.0%
  VIRGIN ISLANDS 1.0%
  Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ........................        4,000,000        4,113,480
  Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
   7/01/09 ......................................................................................        2,400,000        2,423,928
                                                                                                                     --------------
  TOTAL U.S. TERRITORIES ........................................................................                         6,537,408
                                                                                                                     --------------
  TOTAL LONG TERM INVESTMENTS (COST $610,538,985) ...............................................                       627,591,415
                                                                                                                     --------------


                                                             Annual Report | 133

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 1.3%
  MUNICIPAL BONDS 1.3%
  CONNECTICUT 0.6%
b Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
   Series V-1, Daily VRDN and Put, 3.62%, 7/01/36 .................................................   $  4,000,000   $    4,000,000
                                                                                                                     --------------
  MASSACHUSETTS 0.1%
b Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets Program,
   Series E, Daily VRDN and Put, 3.53%, 1/01/35 ...................................................        500,000          500,000
                                                                                                                     --------------
  MICHIGAN 0.1%
b Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
   3.66%, 7/01/33 .................................................................................        400,000          400,000
                                                                                                                     --------------
  NEW JERSEY 0.1%
b New Jersey EDA Revenue, School Facilities Construction, Sub Series R-3, Daily VRDN and Put,
   3.58%, 9/01/31 .................................................................................        600,000          600,000
                                                                                                                     --------------
  NORTH CAROLINA 0.2%
b North Carolina State GO, Series G, Weekly VRDN and Put, 3.47%, 5/01/21 ..........................        225,000          225,000
b Wake County GO, Public Improvement, Series C, Weekly VRDN and Put, 3.64%, 4/01/19 ...............      1,100,000        1,100,000
                                                                                                                     --------------
                                                                                                                          1,325,000
                                                                                                                     --------------
  TENNESSEE 0.2%
b Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and
   Put, 3.65%,
    7/01/31 .......................................................................................        500,000          500,000
    1/01/33 .......................................................................................      1,100,000        1,100,000
                                                                                                                     --------------
                                                                                                                          1,600,000
                                                                                                                     --------------
  TOTAL SHORT TERM INVESTMENTS (COST $8,425,000) ..................................................                       8,425,000
                                                                                                                     --------------
  TOTAL INVESTMENTS (COST $618,963,985) 99.4% .....................................................                     636,016,415
  OTHER ASSETS, LESS LIABILITIES 0.6% .............................................................                       3,784,699
                                                                                                                     --------------
  NET ASSETS 100.0% ...............................................................................                  $  639,801,114
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 198.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


134 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

                                                          -----------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS A                                                       2007        2006        2005        2004 e
                                                          -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................  $   9.91    $   9.99    $  10.12    $  10.00
                                                          -----------------------------------------------
Income from investment operations a:

   Net investment income b .............................      0.29        0.21        0.15        0.06

   Net realized and unrealized gains (losses) ..........      0.02       (0.09)      (0.14)       0.11
                                                          -----------------------------------------------
Total from investment operations .......................      0.31        0.12        0.01        0.17
                                                          -----------------------------------------------
Less distributions from net investment income ..........     (0.29)      (0.20)      (0.14)      (0.05)
                                                          -----------------------------------------------
Redemption fees ........................................        -- d        -- d        -- d        --
                                                          -----------------------------------------------
Net asset value, end of year ...........................  $   9.93    $   9.91    $   9.99    $  10.12
                                                          ===============================================

Total return c .........................................      3.20%       1.23%       0.14%       1.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................  $ 18,683    $ 26,005    $ 33,254    $ 24,282

Ratios to average net assets:

   Expenses before waiver and payments by affiliates ...      1.16%       1.09%       1.13%       1.27% f

   Expenses net of waiver and payments by affiliates ...      0.50%       0.50%       0.50%       0.50% f

   Net investment income ...............................      2.88%       2.07%       1.49%       1.22% f

Portfolio turnover rate ................................     57.74%      32.42%      15.79%       8.08%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e For the period September 2, 2003 (commencement of operations) to February 29, 2004.

f     Annualized.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 135

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                                   AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 74.6%
  MUNICIPAL BONDS 74.6%
  ALABAMA 1.3%
  Etowah County Board of Education Special Tax School Warrants, Refunding, FSA Insured, 2.60%,
   9/01/08 ......................................................................................   $    250,000   $    244,598
                                                                                                                   ------------
  COLORADO 2.0%
  Strasburg School District No. 31J GO, MBIA Insured, zero cpn.,
    12/01/07 ....................................................................................        220,000        214,168
    12/01/08 ....................................................................................        170,000        159,501
                                                                                                                   ------------
                                                                                                                        373,669
                                                                                                                   ------------
  KANSAS 2.8%
  Junction City COP, Radian Insured, 4.00%,
    9/01/09 .....................................................................................        215,000        215,353
    9/01/10 .....................................................................................        310,000        310,700
                                                                                                                   ------------
                                                                                                                        526,053
                                                                                                                   ------------
  LOUISIANA 5.5%
  Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B, AMBAC Insured,
   5.00%, 6/01/09 ...............................................................................      1,000,000      1,028,060
                                                                                                                   ------------
  MISSOURI 1.3%
  Platte County COP, Public Improvements, 2.40%, 10/01/08 .......................................        200,000        194,510
  Springfield COP, Enterprise System Project, 3.85%, 2/01/08 ....................................         50,000         50,096
                                                                                                                   ------------
                                                                                                                        244,606
                                                                                                                   ------------
  NEVADA 2.5%
  Henderson Local ID Special Assessment, No. T-6, Limited Obligation, Refunding, Senior Series A,
   FSA Insured, 2.85%, 11/01/09 .................................................................        275,000        267,363
  Washoe County Improvement Bonds, Refunding, FSA Insured, 2.50%, 11/01/08 ......................        205,000        199,494
                                                                                                                   ------------
                                                                                                                        466,857
                                                                                                                   ------------
  NEW YORK 15.0%
  New York State Dormitory Authority Revenues,
    Non State Supported Debt, Aids Long Term Health Care Facility, Refunding, 5.00%,
     11/01/11 ...................................................................................        750,000        782,490
    The New York and Presbyterian Hospital, Mortgage, Refunding, Series A, FHA Insured, 5.00%,
     8/15/09 ....................................................................................        750,000        772,928
  New York State Urban Development Corp. Revenue, State Personal Income Tax, Series C-1
   Empire State, 2.80%, 12/15/09 ................................................................        245,000        237,559
  Tobacco Settlement Financing Corp. Revenue, Series B-1, 4.00%, 6/01/07 ........................      1,000,000      1,000,520
                                                                                                                   ------------
                                                                                                                      2,793,497
                                                                                                                   ------------
  OHIO 4.6%
  Franklin County Hospital Revenue, Hospital Corp., Refunding, Series C, MBIA Insured, 2.50%,
   5/15/08 ......................................................................................        500,000        490,095
  Stark County GO, Sewage System, Refunding, AMBAC Insured, 2.50%, 12/01/08 .....................        370,000        359,718
                                                                                                                   ------------
                                                                                                                        849,813
                                                                                                                   ------------


136 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                                   AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OREGON 0.6%
  Lake County School District No. 014 GO, Refunding, FSA Insured, 2.50%, 1/15/08 ................   $    105,000   $    103,488
                                                                                                                   ------------
  PENNSYLVANIA 1.3%
  Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 2.65%, 9/01/08 ..........        250,000        244,685
                                                                                                                   ------------
  RHODE ISLAND 0.5%
  Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
   Series 44-A, 2.40%, 10/01/07 .................................................................        100,000         98,897
                                                                                                                   ------------
  SOUTH DAKOTA 1.9%
  South Dakota HDA Revenue, Series D, 2.90%, 5/01/09 ............................................        365,000        356,025
                                                                                                                   ------------
  UTAH 0.9%
  Davis County Sales Tax Revenue, Series B, AMBAC Insured, 2.55%, 10/01/08 ......................        180,000        175,721
                                                                                                                   ------------
  VIRGINIA 2.5%
  Virginia State Public School Authority Revenue, School Financing 1997, Refunding, Series C,
   5.00%, 8/01/08 ...............................................................................        455,000        463,263
                                                                                                                   ------------
  WASHINGTON 15.0%
  Washington State GO, Motor Vehicle Tax, Series F, AMBAC Insured, zero cpn., 12/01/09 ..........      1,000,000        894,700
  Washington State Health Care Facilities Authority Revenue, Kadlec Medical Center, Series A,
   Assured Guaranty Insured, 5.00%, 12/01/10 ....................................................      1,000,000      1,040,340
  Washington State Higher Education Facilities Authority Revenue, University of Puget Sound
   Project,
    Mandatory Put 4/01/08, Refunding, 5.00%, 10/01/30 ...........................................        750,000        759,187
    Refunding, 3.80%, 10/01/07 ..................................................................        100,000        100,043
                                                                                                                   ------------
                                                                                                                      2,794,270
                                                                                                                   ------------
  WEST VIRGINIA 1.1%
  West Virginia State Hospital Finance Authority Hospital Revenue, West Virginia University
   Hospital, Refunding, FSA Insured, 2.50%, 6/01/07 .............................................        205,000        204,114
                                                                                                                   ------------
  WYOMING 2.8%
  Sweetwater County Improvement Project Powers Board Lease Revenue, MBIA Insured, 5.00%,
   12/15/10 .....................................................................................        500,000        523,050
                                                                                                                   ------------
  U.S. TERRITORIES 13.0%
  GUAM 1.2%
  Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 ........        240,000        233,004
                                                                                                                   ------------
  PUERTO RICO 11.8%
  Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
   Series C, MBIA Insured, 5.00%, 7/01/28 .......................................................        660,000        672,652
  Puerto Rico Commonwealth Government Development Bank Revenue, senior notes, Series B,
   5.00%, 12/01/08 ..............................................................................        950,000        968,155
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%, 3/01/11 .........        545,000        562,069
                                                                                                                   ------------
                                                                                                                      2,202,876
                                                                                                                   ------------
  TOTAL U.S. TERRITORIES ........................................................................                     2,435,880
                                                                                                                   ------------
  TOTAL LONG TERM INVESTMENTS (COST $13,979,341) ................................................                    13,926,546
                                                                                                                   ------------


                                                             Annual Report | 137

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
  FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                                   AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 22.7%
  MUNICIPAL BONDS 22.7%
  ALABAMA 2.1%
a Homewood Educational Building Authority Revenue, Educational Facilities, Samford University,
   AMBAC Insured, Daily VRDN and Put, 3.60%, 12/01/21 ...........................................   $    400,000   $    400,000
                                                                                                                   ------------
  FLORIDA 2.7%
  Gulf County GO, Cape San Blas Beach, Assured Guaranty, 4.00%, 8/01/07 .........................        500,000        500,750
                                                                                                                   ------------
  NEW YORK 13.1%
  New York State Dormitory Authority Revenue,
   State Supported Debt, Lease, State University Dormitory Facilities, Series A, 4.50%,
    7/01/07 .....................................................................................        700,000        701,785
  Rockland County GO, RAN, 4.50%, 3/22/07 .......................................................      1,000,000      1,000,390
  Syracuse GO, BAN, Series A, 4.50%, 6/20/07 ....................................................        750,000        751,650
                                                                                                                   ------------
                                                                                                                      2,453,825
                                                                                                                   ------------
  PENNSYLVANIA 4.8%
a Delaware Valley Regional Finance Authority Local Government Revenue, Mandatory Put 7/01/07,
   Series A, AMBAC Insured, Semi-Annual VRDN and Put, 0.892%, 7/01/27 ...........................        900,000        888,498
                                                                                                                   ------------
  TOTAL SHORT TERM INVESTMENTS (COST $4,249,326) ................................................                     4,243,073
                                                                                                                   ------------
  TOTAL INVESTMENTS (COST $18,228,667) 97.3% ....................................................                    18,169,619
  OTHER ASSETS, LESS LIABILITIES 2.7% ...........................................................                       512,956
                                                                                                                   ------------
  NET ASSETS 100.0% .............................................................................                  $ 18,682,575
                                                                                                                   ============

See Selected Portfolio Abbreviations on page 198.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


138 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                     ---------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
CLASS A                                                     2007          2006          2005          2004 e         2003
                                                     ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     10.83   $     10.81   $     10.78   $     10.39    $     10.58
                                                     ---------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .......................          0.54          0.55          0.58          0.59           0.59

   Net realized and unrealized gains (losses) ....          0.20          0.03          0.03          0.39          (0.18)
                                                     ---------------------------------------------------------------------
Total from investment operations .................          0.74          0.58          0.61          0.98           0.41
                                                     ---------------------------------------------------------------------
Less distributions from net investment income ....         (0.53)        (0.56)        (0.58)        (0.59)         (0.60)
                                                     ---------------------------------------------------------------------
Redemption fees ..................................            -- d          -- d          -- d          --             --
                                                     ---------------------------------------------------------------------
Net asset value, end of year .....................   $     11.04   $     10.83   $     10.81   $     10.78    $     10.39
                                                     =====================================================================

Total return c ...................................          6.99%         5.45%         5.94%         9.75%          3.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 5,329,032   $ 5,070,599   $ 4,714,804   $ 4,570,744    $ 4,410,233

Ratios to average net assets:

   Expenses ......................................          0.62%         0.63%         0.62%         0.62%          0.62%

   Net investment income .........................          4.97%         5.11%         5.44%         5.62%          5.69%

Portfolio turnover rate ..........................         10.90%        11.63%         8.60%         8.67%         11.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 139

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                     --------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS B                                                     2007          2006          2005          2004 e        2003
                                                     --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     10.90   $     10.87   $     10.84   $     10.45   $     10.64
                                                     --------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .......................          0.48          0.50          0.52          0.53          0.54

   Net realized and unrealized gains (losses) ....          0.20          0.03          0.04          0.39         (0.19)
                                                     --------------------------------------------------------------------
Total from investment operations .................          0.68          0.53          0.56          0.92          0.35
                                                     --------------------------------------------------------------------
Less distributions from net investment income ....         (0.47)        (0.50)        (0.53)        (0.53)        (0.54)
                                                     --------------------------------------------------------------------
Redemption fees ..................................            -- d          -- d          -- d          --            --
                                                     --------------------------------------------------------------------
Net asset value, end of year .....................   $     11.11   $     10.90   $     10.87   $     10.84   $     10.45
                                                     ====================================================================

Total return c ...................................          6.36%         4.93%         5.32%         9.09%         3.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   215,121   $   240,628   $   258,063   $   250,878   $   212,027

Ratios to average net assets:

   Expenses ......................................          1.17%         1.18%         1.18%         1.18%         1.18%

   Net investment income .........................          4.42%         4.56%         4.88%         5.06%         5.13%

Portfolio turnover rate ..........................         10.90%        11.63%         8.60%         8.67%        11.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


140 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                     -----------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS C                                                     2007           2006          2005           2004 e         2003
                                                     -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     10.95      $   10.91    $    10.88      $   10.48      $   10.67
                                                     -----------------------------------------------------------------------
Income from investment operations a:

   Net investment income b .......................          0.49           0.50          0.52           0.54           0.54

   Net realized and unrealized gains (losses) ....          0.19           0.03          0.03           0.39          (0.19)
                                                     -----------------------------------------------------------------------
Total from investment operations .................          0.68           0.53          0.55           0.93           0.35
                                                     -----------------------------------------------------------------------
Less distributions from net investment income ....         (0.47)         (0.49)        (0.52)         (0.53)         (0.54)
                                                     -----------------------------------------------------------------------
Redemption fees ..................................            -- d           -- d          -- d           --             --
                                                     -----------------------------------------------------------------------
Net asset value, end of year .....................   $     11.16      $   10.95    $    10.91      $   10.88      $   10.48
                                                     =======================================================================

Total return c ...................................          6.34%          5.00%         5.29%          9.16%          3.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   761,994      $ 695,270    $  588,921      $ 565,210      $ 508,653

Ratios to average net assets:

   Expenses ......................................          1.17%          1.18%         1.18%          1.18%          1.18%

   Net investment income .........................          4.42%          4.56%         4.88%          5.06%          5.13%

Portfolio turnover rate ..........................         10.90%         11.63%         8.60%          8.67%         11.81%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 141

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                     -----------------------
                                                     YEAR ENDED FEBRUARY 28,
ADVISOR CLASS                                            2007        2006 e
                                                     -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $  10.85    $  10.76
                                                     -----------------------
Income from investment operations a:

   Net investment income b .......................       0.55        0.10

   Net realized and unrealized gains (losses) ....       0.20        0.04
                                                     -----------------------
Total from investment operations .................       0.75        0.14
                                                     -----------------------
Less distributions from net investment income ....      (0.54)      (0.05)
                                                     -----------------------
Redemption fees ..................................         -- d        -- d
                                                     -----------------------
Net asset value, end of year .....................   $  11.06    $  10.85
                                                     =======================

Total return c ...................................       7.08%       1.34%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 53,127    $    471

Ratios to average net assets:

   Expenses ......................................       0.52%       0.53% f

   Net investment income .........................       5.07%       5.21% f

Portfolio turnover rate ..........................      10.90%      11.63%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     For the period January 3, 2006 (effective date) to February 28, 2006.

f     Annualized.


142 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.3%
    MUNICIPAL BONDS 97.3%
    ALABAMA 0.3%
    Camden IDB Exempt Facilities Revenue, Weyerhaeuser, Refunding,
       Series A, 6.125%, 12/01/24 .................................................................   $  3,000,000  $    3,313,440
       Series B, 6.375%, 12/01/24 .................................................................      1,750,000       1,931,283
    Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO, 7.75%,
     7/01/21 ......................................................................................     10,220,000      11,045,367
                                                                                                                    --------------
                                                                                                                        16,290,090
                                                                                                                    --------------
    ALASKA 0.2%
    Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
     Regional Power,
       5.70%, 1/01/12 .............................................................................      1,700,000       1,711,271
       5.80%, 1/01/18 .............................................................................      1,495,000       1,500,636
       5.875%, 1/01/32 ............................................................................      6,900,000       6,779,940
                                                                                                                    --------------
                                                                                                                         9,991,847
                                                                                                                    --------------
    ARIZONA 4.0%
    Apache County IDA,
       IDR, Tucson Electric Power Co. Project, Refunding, Series C, 5.85%, 3/01/26 ................     16,500,000      16,631,835
       PCR, Tucson Electric Power Co. Project, Refunding, Series A, 5.85%, 3/01/28 ................     53,150,000      53,559,255
       PCR, Tucson Electric Power Co. Project, Refunding, Series B, 5.875%, 3/01/33 ...............     33,800,000      34,056,204
    Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network,
     Pre-Refunded, 6.375%, 12/01/37 ...............................................................      2,500,000       2,861,625
    Arizona Health Facilities Authority Revenue,
       Bethesda Foundation Project, Series A, 6.375%, 8/15/15 .....................................        400,000         408,896
       Bethesda Foundation Project, Series A, 6.40%, 8/15/27 ......................................      4,000,000       4,077,480
       Catholic Healthcare West, Series A, 6.625%, 7/01/20 ........................................      3,940,000       4,334,394
    Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.25%,
     12/01/32 .....................................................................................     14,500,000      15,855,025
    Coconino County Pollution Control Corp. Revenue, Tucson Electric Power Navajo, Refunding,
       Series A, 7.125%, 10/01/32 .................................................................     21,125,000      21,852,968
       Series B, 7.00%, 10/01/32 ..................................................................      9,500,000       9,828,985
    Downtown Phoenix Hotel Corp. Revenue, Sub Series B, FGIC Insured, 5.00%, 7/01/36 ..............     10,000,000      10,629,600
    Maricopa County IDA Health Facilities Revenue, Catholic Healthcare West, Refunding,
     Series A,
       5.50%, 7/01/26 .............................................................................      7,500,000       8,079,225
       ACA Insured, 5.00%, 7/01/16 ................................................................      6,500,000       6,626,490
    Maricopa County Pollution Control Corp. PCR, Public Service Co. of Colorado, Refunding,
     Series A, 5.75%, 11/01/22 ....................................................................      9,800,000       9,870,462
    Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding,
     MBIA Insured, 5.00%, 7/01/29 .................................................................     36,500,000      39,140,410
    Pima County IDAR, Tucson Electric Power Co. Project, Series A, 6.10%, 9/01/25 .................      3,990,000       4,023,755
    University Medical Center Corp. Revenue, 5.00%, 7/01/35 .......................................     10,175,000      10,545,675
                                                                                                                    --------------
                                                                                                                       252,382,284
                                                                                                                    --------------
    ARKANSAS 0.3%
    Arkansas State Development Finance Authority Industrial Facilities Revenue, Potlatch Corp.
     Projects, Series A, 7.75%, 8/01/25 ...........................................................      3,800,000       4,319,460
    Baxter County IDR, Aeroquip Corp. Project, Refunding, 5.80%, 10/01/13 .........................      2,400,000       2,662,056


                                                             Annual Report | 143

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    ARKANSAS (CONTINUED)
    Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
     11/01/26 .....................................................................................   $  10,000,000 $    10,545,500
    Warren Solid Waste Disposal Revenue, Potlach Corp. Project, 7.00%, 4/01/12 ....................       3,150,000       3,410,001
                                                                                                                    ---------------
                                                                                                                         20,937,017
                                                                                                                    ---------------
    CALIFORNIA 17.8%
    ABAG 1915 Act Special Assessment, Windemere Ranch AD,
       1999-1, 6.375%, 9/02/32 ....................................................................       9,735,000      10,460,160
       Series 1, 7.45%, 9/02/30 ...................................................................      37,525,000      39,544,595
    Adelanto Water Authority Revenue, Subordinated, Water System Acquisition Project, Series A,
     Pre-Refunded, 7.50%, 9/01/28 .................................................................      21,325,000      22,924,588
    Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ............      11,050,000      11,544,266
    Avenal PFAR, Pre-Refunded,
       7.00%, 9/02/10 .............................................................................         685,000         706,947
       7.25%, 9/02/27 .............................................................................       3,665,000       3,803,097
    Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A,
     5.35%, 9/01/36 ...............................................................................       3,680,000       3,759,598
    Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ...............       4,270,000       5,065,672
    Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 ................................       5,780,000       6,508,107
    California County Tobacco Securitization Agency Revenue, Asset-Backed, Alameda County,
     5.875%, 6/01/35 ..............................................................................       3,700,000       3,934,802
    California Educational Facilities Authority Revenue, Pooled College and University Financing,
     Refunding, Series B, 6.125%, 6/01/09 .........................................................          30,000          30,024
    California Health Facilities Financing Authority Revenue, Marshall Medical Center, Series A,
     California Mortgage Insured, 5.00%,
       11/01/24 ...................................................................................       2,295,000       2,423,245
       11/01/29 ...................................................................................       2,220,000       2,336,617
       11/01/33 ...................................................................................       3,130,000       3,286,031
    California HFAR, Home Mortgage, Series K, 4.70%, 8/01/31 ......................................      20,000,000      20,129,400
    California Infrastructure and Economic Development Bank Revenue, Department of Social
     Services Administration Building, AMBAC Insured, 5.00%,
       12/01/30 ...................................................................................      10,300,000      11,552,892
       12/01/35 ...................................................................................      14,110,000      15,759,036
    California State GO,
       5.00%, 2/01/33 .............................................................................      40,640,000      42,743,933
       Refunding, 5.25%, 4/01/30 ..................................................................       2,500,000       2,647,975
       Refunding, 5.25%, 4/01/32 ..................................................................       2,500,000       2,645,625
       Various Purpose, 5.125%, 11/01/24 ..........................................................      18,935,000      20,236,403
       Various Purpose, 5.00%, 8/01/33 ............................................................      25,000,000      26,525,000
    California Statewide CDA Revenue,
       Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 ...............................      13,090,000      16,364,987
       Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 ................................       3,045,000       3,511,798
       John F. Kennedy University, 6.75%, 10/01/33 ................................................       8,000,000       8,631,680
       Monterey Institute International, 5.50%, 7/01/31 ...........................................      13,240,000      13,294,946
       Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 .......................................       6,545,000       7,302,256
       Sutter Health, Refunding, Series A, 5.00%, 11/15/43 ........................................      25,000,000      26,164,500


144 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
     AMBAC Insured, zero cpn.,
       8/01/33 ....................................................................................   $  21,015,000  $    5,928,331
       8/01/34 ....................................................................................      10,000,000       2,676,600
       8/01/43 ....................................................................................      31,515,000       5,298,617
       8/01/45 ....................................................................................      34,035,000       5,160,387
    Chino CFD Special Tax, No. 03-3, Improvement Area 2, 5.00%, 9/01/36 ...........................       2,215,000       2,256,753
    Chula Vista CFD Special Tax,
       No. 07-I, Otay Ranch Village Eleven, 5.875%, 9/01/34 .......................................       3,205,000       3,400,954
       No. 13-I, Otay Ranch Village Seven, 5.35%, 9/01/36 .........................................       2,675,000       2,758,835
       No. 99-1, Otay Ranch Spa One, Pre-Refunded, 6.10%, 9/01/31 .................................       4,890,000       5,375,479
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ..................       8,820,000      10,314,814
    El Dorado County CFD Special Tax, Promontory Specific, Series No. 2001-1, 6.30%,
     9/01/31 ......................................................................................       3,500,000       3,757,495
    Elk Grove Special Tax, East Franklin Community No. 1-A, Pre-Refunded,
       5.80%, 8/01/25 .............................................................................       3,745,000       3,926,558
       6.00%, 8/01/33 .............................................................................       5,435,000       5,702,782
    Emeryville RDA, MFHR, Emery Bay Apartments II,
       Refunding, Series A, 5.85%, 10/01/28 .......................................................      13,250,000      13,616,362
       sub. lien, Refunding, Series B, 6.35%, 10/01/28 ............................................       3,140,000       3,225,565
       sub. lien, Refunding, Series C, 7.875%, 10/01/28 ...........................................       1,860,000       1,910,648
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
       zero cpn., 1/15/22 .........................................................................      49,115,000      20,978,490
       zero cpn., 1/15/31 .........................................................................       4,000,000       1,004,360
       zero cpn., 1/15/34 .........................................................................       4,500,000         940,140
       zero cpn., 1/15/36 .........................................................................       4,000,000         738,920
       zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 ............................................      35,000,000      32,778,200
    Fullerton CFD No. 1 Special Tax, Amerige Heights, 6.20%, 9/01/32 ..............................       3,500,000       3,709,755
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Asset-Backed, Series A-3, 7.875%, 6/01/42 ..................................................      10,000,000      12,200,200
       Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 ................................      30,750,000      32,011,365
       Enhanced, Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/33 ...........................      20,000,000      22,023,200
       Enhanced, Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/43 ...........................      20,000,000      22,023,200
       Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 ............................      21,000,000      23,269,470
       Series 2003 A-1, 6.75%, 6/01/39 ............................................................       4,735,000       5,447,286
    Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
     7.00%, 9/02/30 ...............................................................................       8,065,000       8,746,815
    Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.95%, 9/01/34 ........................       5,000,000       5,335,950
    Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36 ..........................       6,595,000       6,777,286
    Los Angeles MFR, Refunding,
       Series J-1B, 7.125%, 1/01/24 ...............................................................         200,000         200,762
       Series J-1C, 7.125%, 1/01/24 ...............................................................         540,000         542,057
       Series J-2B, 8.50%, 1/01/24 ................................................................         970,000         965,519
     a Series J-2C, 8.50%, 1/01/24 ................................................................       2,560,000       2,548,173


                                                             Annual Report | 145

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Los Angeles Regional Airports Improvement Corp. Lease Revenue,
     b Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ....................   $  12,000,000  $   11,949,360
       Facilities Sub-Lease, Los Angeles International, Series A-1, 7.125%, 12/01/24 ..............       2,000,000       2,279,540
       Facilities Sub-Lease, Los Angeles International, Series A-2, 7.50%, 12/01/24 ...............      10,000,000      11,584,700
       Refunding, Series C, 7.00%, 12/01/12 .......................................................       6,000,000       6,509,460
       Refunding, Series C, 7.50%, 12/01/24 .......................................................      30,000,000      34,754,100
     b United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 ....................       9,500,000       9,210,440
    Los Angeles Wastewater System Revenue, Refunding, Series A, MBIA Insured, 5.00%,
     6/01/30 ......................................................................................       7,530,000       8,076,076
    Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 ................................       4,000,000       4,311,600
    Poway USD Special Tax,
       CFD No. 10, Area A, 6.10%, 9/01/31 .........................................................       1,995,000       2,062,291
       CFD No. 11, Area A, 5.375%, 9/01/28 ........................................................       2,965,000       3,062,400
       CFD No. 11, Area A, 5.375%, 9/01/34 ........................................................       2,235,000       2,297,133
       CFD No. 14, Del Sur, 5.25%, 9/01/36 ........................................................       7,500,000       7,692,075
    Rocklin Special Tax, CFD No. 10, Whitney, 5.00%, 9/01/35 ......................................       7,335,000       7,394,193
    Romoland School District Special Tax, CFD 1,
       Improvement Area 1, 5.35%, 9/01/28 .........................................................       7,015,000       7,222,223
       Improvement Area 1, 5.40%, 9/01/36 .........................................................       6,175,000       6,352,716
       Improvement Area 2, 5.35%, 9/01/38 .........................................................       7,900,000       8,067,401
    San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
     Series A, 7.00%, 9/02/17 .....................................................................         595,000         603,366
    San Francisco City and County RDA Lease Revenue, George R. Moscone Center, zero cpn.,
       7/01/09 ....................................................................................       3,750,000       3,428,287
       7/01/10 ....................................................................................       4,500,000       3,964,545
       7/01/12 ....................................................................................       4,500,000       3,659,985
       7/01/13 ....................................................................................       4,250,000       3,314,745
       7/01/14 ....................................................................................       2,250,000       1,675,148
    San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured, 6.00%,
     7/01/31 ......................................................................................       8,920,000       9,797,639
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 ..................................      22,500,000      24,087,150
       Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17 ..................................      20,000,000      21,422,800
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23 ..................................      20,000,000      21,371,800
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24 ..................................      20,000,000      21,297,600
       junior lien, ETM, zero cpn., 1/01/08 .......................................................      10,400,000      10,101,000
       junior lien, ETM, zero cpn., 1/01/09 .......................................................      21,800,000      20,427,690
       junior lien, ETM, zero cpn., 1/01/10 .......................................................      15,000,000      13,536,750
       junior lien, ETM, zero cpn., 1/01/12 .......................................................      30,100,000      25,174,737
       junior lien, ETM, zero cpn., 1/01/24 .......................................................      52,700,000      26,018,517
       junior lien, ETM, zero cpn., 1/01/25 .......................................................      45,200,000      21,324,004
       junior lien, ETM, zero cpn., 1/01/26 .......................................................     131,900,000      59,548,893
       junior lien, ETM, zero cpn., 1/01/27 .......................................................     139,100,000      59,851,948
       senior lien, 5.00%, 1/01/33 ................................................................      11,930,000      11,938,232
    Saugus USD Special Tax, 6.00%, 9/01/33 ........................................................       3,150,000       3,345,363
    Seal Beach CFD No. 05 01 Special Tax, Pacific Gateway Business Center, 5.30%,
     9/01/36 ......................................................................................       2,000,000       2,057,060


146 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD 02, 6.30%,
     9/02/33 ......................................................................................   $   6,000,000  $    6,256,260
    Stockton CFD Special Tax, No. 2001-1, Spanos Park West, Pre-Refunded, 6.375%,
     9/01/32 ......................................................................................       4,100,000       4,727,259
    Upland CFD Special Tax, 2003-2 San Antonio Improvement, Series 1-A, 6.00%, 9/01/34 ............       6,520,000       6,848,021
    West Sacramento Special Tax, CFD No. 16, Pre-Refunded, 6.00%, 9/01/33 .........................       3,000,000       3,347,100
                                                                                                                     --------------
                                                                                                                      1,133,341,115
                                                                                                                     --------------
    COLORADO 3.8%
    Colorado Health Facilities Authority Revenue,
       Adventist Health-Sunbelt, Refunding, Series D, 5.25%, 11/15/35 .............................      20,000,000      21,344,800
       Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.45%,
        7/01/08 ...................................................................................         520,000         525,637
       Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.75%,
        7/01/20 ...................................................................................       3,000,000       3,095,610
       Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.875%,
        7/01/28 ...................................................................................       2,990,000       3,086,637
    Denver City and County Airport Revenue,
       Refunding, Series B, 5.50%, 11/15/33 .......................................................      20,000,000      21,358,000
       Series D, 7.75%, 11/15/13 ..................................................................         500,000         558,345
    Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
     Series A, 6.875%, 10/01/32 ...................................................................      11,760,000      12,168,777
    Denver Convention Center Hotel Authority Revenue, Refunding, Senior, XLCA Insured, 5.00%,
     12/01/35 .....................................................................................      15,000,000      15,955,950
    Denver Health and Hospital Authority Healthcare Revenue, Refunding, Series A, 6.25%,
     12/01/33 .....................................................................................       4,000,000       4,452,880
    E-470 Public Highway Authority Revenue, Capital Appreciation,
       Refunding, Series B, MBIA Insured, zero cpn., 9/01/37 ......................................      15,720,000       3,692,942
       Refunding, Series B, MBIA Insured, zero cpn., 9/01/38 ......................................      20,000,000       4,455,200
       Refunding, Series B, MBIA Insured, zero cpn., 9/01/39 ......................................      30,000,000       6,343,800
       Series A, MBIA Insured, zero cpn., 9/01/28 .................................................      15,000,000       5,999,700
       Series B, MBIA Insured, zero cpn., 9/01/29 .................................................      10,000,000       3,321,600
       Series B, MBIA Insured, zero cpn., 9/01/30 .................................................      17,300,000       5,419,917
       Series B, MBIA Insured, zero cpn., 9/01/31 .................................................      10,000,000       2,950,400
    Eagle County Airport Terminal Corp. Revenue, Series A,
       7.00%, 5/01/21 .............................................................................         745,000         812,728
       7.125%, 5/01/31 ............................................................................       1,410,000       1,540,298
    Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
     6.95%, 8/01/19 ...............................................................................      41,200,000      45,757,132
    Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ..............................       2,755,000       2,918,068
    McKay Landing Metropolitan District No. 002 GO,
       Limited Tax, Pre-Refunded, 7.50%, 12/01/19 .................................................       2,990,000       3,360,252
       Subordinated, Series A, Pre-Refunded, 7.50%, 12/01/34 ......................................       2,000,000       2,263,680
    Regional Transportation District Sales Tax Revenue, Fastracks Project, Series A,
     AMBAC Insured, 5.00%, 11/01/36 ...............................................................      40,000,000      43,009,600
    Saddle Rock South Metropolitan District No. 2 GO, Limited Mill Levy Obligation, 7.20%,
     12/01/19 .....................................................................................         275,000         293,109


                                                             Annual Report | 147

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Saddle Rock South Metropolitan District No. 3 GO, Limited Mill Levy Obligation, 7.35%,
     12/01/19 .....................................................................................   $   3,050,000  $    3,253,923
    Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured, 5.00%,
     12/01/28 .....................................................................................       7,640,000       8,204,138
    University of Colorado Hospital Authority Revenue, Series A, Pre-Refunded, 5.60%,
     11/15/31 .....................................................................................       9,000,000       9,730,170
a,c Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31 ...........       3,000,000       3,102,180
                                                                                                                     --------------
                                                                                                                        238,975,473
                                                                                                                     --------------
    CONNECTICUT 1.6%
    Connecticut State Development Authority PCR,
       Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ...........................      53,825,000      56,464,040
       Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ....................      12,500,000      13,112,875
    Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
     Project, 6.15%, 4/01/35 ......................................................................       3,000,000       3,064,140
    Connecticut State Health and Educational Facilities Authority Revenue,
       Sacred Heart University, Series C, 6.50%, 7/01/16 ..........................................         420,000         426,943
       St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...................................       5,650,000       5,506,998
       Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 ..............................       1,000,000       1,018,510
    Connecticut State HFAR, Housing Mortgage Finance Program, Refunding, Series C-1, 6.30%,
     11/15/17 .....................................................................................      16,060,000      16,425,044
    Greater New Haven Water Pollution Control Authority Regional Water Revenue, Refunding,
     Series A, MBIA Insured, 5.00%, 8/15/35 .......................................................       6,735,000       7,219,987
                                                                                                                     --------------
                                                                                                                        103,238,537
                                                                                                                     --------------
    FLORIDA 7.3%
    Bartram Springs CDD Special Assessment, Refunding, 4.75%, 5/01/34 .............................       5,000,000       5,000,050
    Beacon Tradeport CDD Special Assessment, Commercial Project, Series A, Pre-Refunded,
       6.00%, 5/01/16 .............................................................................      24,400,000      25,844,724
       6.20%, 5/01/22 .............................................................................      23,590,000      25,907,717
    Brighton Lakes CDD Special Assessment, Series B, 7.625%, 5/01/31 ..............................       3,175,000       3,398,711
    Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31 ......................       1,400,000       1,486,828
    Brooks of Bonita Springs II CDD Capital Improvement Revenue, Series A, Pre-Refunded,
     7.00%, 5/01/31 ...............................................................................      11,935,000      12,598,944
    Capital Region CDD Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 ....................       2,390,000       2,556,607
    Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20 .......................       2,565,000       2,627,253
    Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
     8/15/32 ......................................................................................      10,550,000      11,479,666
    Creekside CDD Special Assessment, 5.20%, 5/01/38 ..............................................       1,400,000       1,414,980
    East Homestead CDD Special Assessment Revenue, 5.45%, 5/01/36 .................................       1,425,000       1,450,579
    Falcon Trace CDD Special Assessment, 6.00%, 5/01/20 ...........................................       3,690,000       3,800,146
    Fleming Plantation CDD Special Assessment, Series B, 7.375%, 5/01/31 ..........................       9,900,000      10,572,705
    Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
     6.00%, 6/01/23 ...............................................................................       5,000,000       6,240,250
    Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
     Phase One, 8.00%, 5/01/20 ....................................................................       3,675,000       3,691,648


148 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Groves CDD Special Assessment Revenue,
       Series A, 7.75%, 5/01/32 ...................................................................   $   1,750,000  $    1,780,223
       Series B, 7.625%, 5/01/08 ..................................................................         900,000         905,616
    Halifax Hospital Medical Center Hospital Revenue,
       Refunding and Improvement, Series A, 5.375%, 6/01/46 .......................................      18,000,000      19,053,000
       Series A, Pre-Refunded, 7.25%, 10/01/24 ....................................................       4,700,000       5,337,508
       Series A, Pre-Refunded, 7.25%, 10/01/29 ....................................................       1,400,000       1,589,896
    Heritage Harbor CDD Special Assessment Revenue, Series A, 6.70%, 5/01/19 ......................       1,500,000       1,517,400
    Hillsborough County IDAR, Refunding, Series B, 5.25%,
       10/01/28 ...................................................................................       1,500,000       1,594,020
       10/01/34 ...................................................................................       7,250,000       7,683,042
    Indian Trace CDD, GO, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
     5/01/11 ......................................................................................      11,010,000      11,637,460
    Indian Trace CDD Special Assessment, Isles at Weston Project, 5.50%, 5/01/33 ..................       3,000,000       3,043,950
    Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
       ETM, 6.875%, 8/01/10 .......................................................................         590,000         619,718
       Pre-Refunded, 7.00%, 8/01/20 ...............................................................       2,445,000       2,687,911
       Pre-Refunded, 7.25%, 8/01/31 ...............................................................       5,725,000       6,332,880
    Indigo CDD Capital Improvement Revenue, Refunding,
       Series A, 7.00%, 5/01/31 ...................................................................         925,000         937,691
       Series C, 7.00%, 5/01/30 ...................................................................       4,840,000       4,906,405
    Islands at Doral CDD Special Assessment, 6.125%, 5/01/24 ......................................       1,880,000       2,007,107
    Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 .............................................       1,620,000       1,753,828
    Lakeland Retirement Community Revenue, first mortgage, Carpenters Home, Refunding,
     Series A, 6.75%, 1/01/19 .....................................................................      13,720,000      14,287,459
    Lakewood Ranch CDD No. 3 Special Assessment Revenue, 7.625%, 5/01/18 ..........................         440,000         445,689
    Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
     CIFG Insured, 5.00%, 10/01/30 ................................................................      11,505,000      12,255,241
    Mediterra North CDD Capital Improvement Revenue, Series A, 6.80%, 5/01/31 .....................       8,315,000       8,934,135
    Mediterra South CDD Capital Improvement Revenue,
       6.85%, 5/01/31 .............................................................................       2,565,000       2,728,980
       Series B, 6.95%, 5/01/31 ...................................................................       7,295,000       7,583,225
    Mediterranea CDD Special Assessment, Series A, 5.60%, 5/01/37 .................................       1,550,000       1,601,662
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
     MBIA Insured, 5.00%, 6/01/32 .................................................................      14,000,000      14,882,560
    Midtown Miami Community Development Special Assessment Revenue,
       Series A, 6.25%, 5/01/37 ...................................................................       7,500,000       8,182,725
       Series B, 6.50%, 5/01/37 ...................................................................       4,000,000       4,457,080
    Mount Dora Country Club CDD Special Assessment Revenue, 7.75%, 5/01/13 ........................         475,000         476,834
    North Springs ID Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%,
     5/01/19 ......................................................................................         770,000         780,765
    Northern Palm Beach County ID Revenue, Water Control and Improvement,
     Unit Development No. 43, 6.10%, 8/01/21 ......................................................       2,585,000       2,712,673
    Northwood CDD Special Assessment Revenue, Series B, 7.60%, 5/01/17 ............................       1,155,000       1,161,006
    Oakstead CDD Revenue, Capital Improvement, Series A, Pre-Refunded, 7.20%, 5/01/32 .............       3,230,000       3,533,588


                                                             Annual Report | 149

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Orange County Health Facilities Authority Revenue, Hospital,
       Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32 ...............................   $  10,000,000  $   11,055,400
       Orlando Regional Healthcare, Pre-Refunded, 5.75%, 12/01/32 .................................      15,000,000      16,608,600
    Orange County Tourist Development Tax Revenue, Refunding, AMBAC Insured, 5.00%,
     10/01/29 .....................................................................................      13,925,000      14,895,433
    Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36 .........................       1,300,000       1,325,415
    Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 ......................       2,850,000       3,047,334
    Parkway Center CDD Special Assessment, Refunding, Series A, 8.25%, 5/01/31 ....................       1,367,430       1,460,388
    Pelican Marsh CDD Special Assessment Revenue,
       Series A, 7.10%, 5/01/20 ...................................................................       3,310,000       3,560,898
       Series A, 7.20%, 5/01/31 ...................................................................       6,275,000       6,749,641
       Series B, 6.90%, 5/01/11 ...................................................................       1,980,000       2,044,469
       Series C, 7.00%, 5/01/19 ...................................................................      10,325,000      10,554,215
       Series D, 6.95%, 5/01/19 ...................................................................       3,575,000       3,656,867
    Piney-Z CDD Capital Improvement Revenue, Series A, 7.25%, 5/01/19 .............................         660,000         674,645
    Poinciana CDD Special Assessment, Series A, 7.125%, 5/01/31 ...................................      10,140,000      10,830,635
    Portico CDD Capital Improvement Revenue, 5.45%, 5/01/37 .......................................       3,000,000       3,073,620
    Reserve CDD Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ................       1,795,000       1,811,424
    Reserve CDD No. 2 Capital Improvement Revenue, 7.125%, 5/01/30 ................................       3,570,000       3,655,966
    Reserve CDD Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%,
     12/01/22 .....................................................................................       3,735,000       3,896,688
    River Place St. Lucie CDD Special Assessment Revenue,
       Series A, 7.625%, 5/01/21 ..................................................................       1,135,000       1,204,712
       Series A, 7.625%, 5/01/30 ..................................................................       1,590,000       1,690,361
       Series B, 7.25%, 5/01/10 ...................................................................         970,000         983,047
    Riverwood CDD Special Assessment Revenue, Series A, 7.75%, 5/01/14 ............................         635,000         670,522
    Sampson Creek CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.95%,
     5/01/31 ......................................................................................       2,770,000       3,012,237
    Somerset County Revenue, Somerset CDD, 5.30%, 5/01/37 .........................................       8,170,000       8,299,740
    South-Dade Venture CDD Special Assessment Revenue, 6.00%, 5/01/24 .............................       2,735,000       2,908,590
    St. Lucie West Services District Capital Improvement Revenue, Cascades Project, 6.10%,
     5/01/18 ......................................................................................       1,985,000       2,037,960
    St. Lucie West Services District Special Assessment Revenue, Port St. Lucie,
     Water Management Benefit, Refunding, Series B,
       6.00%, 5/01/09 .............................................................................         520,000         522,574
       6.25%, 5/01/25 .............................................................................       5,080,000       5,298,084
    Stonegate CDD Special Assessment Revenue, 6.00%, 5/01/24 ......................................       2,165,000       2,278,749
    Stoneybrook West CDD Special Assessment Revenue, Series A, 7.00%, 5/01/32 .....................       2,990,000       3,155,646
    Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ..........................       1,330,000       1,411,077
    University of Central Florida Assn. Inc. COP, Series A, FGIC Insured, 5.00%, 10/01/35 .........       9,190,000       9,755,185
    Venetian CDD Capital Improvement Revenue, Series A, 6.75%, 5/01/34 ............................       8,495,000       9,197,367
    Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37 ......................       2,000,000       2,050,660
    Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 ..........................................       8,560,000       9,237,010
    Village CDD No. 4 Special Assessment Revenue, 7.20%, 5/01/31 ..................................       6,475,000       6,992,158


150 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Village Center CDD Recreational Revenue,
       Sub Series B, 6.25%, 1/01/13 ...............................................................   $   5,045,000  $    5,248,919
       Sub Series B, 8.25%, 1/01/17 ...............................................................       1,830,000       1,874,359
       Sub Series C, 7.375%, 1/01/19 ..............................................................       2,185,000       2,275,262
    Vista Lake CDD Capital Improvement Revenue, Series A, 7.20%, 5/01/32 ..........................       2,680,000       2,833,457
    Waterchase CDD Capital Improvement Revenue, Series A, 6.70%, 5/01/32 ..........................       2,870,000       3,077,501
    Waterlefe CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ...........................       1,170,000       1,251,818
    Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36 ...................................       2,000,000       2,031,760
    Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21 ................................       1,400,000       1,492,904
    Winter Garden Village at Fowler Groves CDD Special Tax, 5.65%, 5/01/37 ........................       2,000,000       2,110,960
                                                                                                                     --------------
                                                                                                                        467,286,342
                                                                                                                     --------------
    GEORGIA 2.5%
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
       Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ...........................................      36,000,000      37,982,880
       Series J, FSA Insured, 5.00%, 1/01/29 ......................................................      16,445,000      17,437,291
    Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31 ...............................       1,235,000       1,274,075
    Atlanta Water and Wastewater Revenue, FSA Insured, 5.00%, 11/01/34 ............................      33,890,000      36,104,034
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
     12/01/28 .....................................................................................       1,470,000       1,478,511
    Floyd County Development Authority Environmental Improvement Revenue,
     Temple-Inland Inc., Refunding, 5.70%, 12/01/15 ...............................................       1,575,000       1,668,020
    Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist Health
     Care System Project, ETM,
       6.25%, 10/01/18 ............................................................................       6,000,000       6,823,380
       6.375%, 10/01/28 ...........................................................................       8,000,000      10,060,880
    Fulton County Residential Care Revenue, Lenbrook Project, Series A, 5.00%, 7/01/27 ............       5,000,000       4,918,200
    Gainesville RDA Educational Facilities Revenue, Riverside Military Academy, Refunding,
     5.125%, 3/01/37 ..............................................................................       3,500,000       3,608,185
    Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
     MBIA Insured, 5.00%, 7/01/34 .................................................................      26,145,000      27,813,051
    Main Street Natural Gas Inc. Gas Revenue, Series B, 5.00%, 3/15/22 ............................       6,000,000       6,622,620
    McDuffie County Development Authority Waste Disposal Revenue, Temple-Inland Forest
     Products, 6.95%, 12/01/23 ....................................................................       5,120,000       5,701,479
                                                                                                                     --------------
                                                                                                                        161,492,606
                                                                                                                     --------------
    HAWAII 1.1%
    Honolulu City and County GO, Series A, MBIA Insured, 5.00%,
       7/01/26 ....................................................................................      12,020,000      12,880,632
       7/01/27 ....................................................................................      12,640,000      13,517,342
    Honolulu City and County Wastewater System Revenue,
       First Bond Resolution, Senior Series A, MBIA Insured, 5.00%, 7/01/31 .......................      20,000,000      21,462,000
       Senior Series A, FGIC Insured, 5.00%, 7/01/30 ..............................................      20,425,000      21,797,969
                                                                                                                     --------------
                                                                                                                         69,657,943
                                                                                                                     --------------


                                                             Annual Report | 151

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007 (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    IDAHO 0.3%
    Nez Perce County PCR,
       Potlatch 84, 7.00%, 12/01/14 ...............................................................   $   2,500,000  $    2,792,175
       Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 .........................................      17,500,000      17,840,200
                                                                                                                     --------------
                                                                                                                         20,632,375
                                                                                                                     --------------

    ILLINOIS 2.7%
    Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
     3/01/33 ......................................................................................       3,350,000       3,566,510
    Antioch Village Special Service Area No. 2 Special Tax, Clublands Project, 6.625%,
     3/01/33 ......................................................................................       5,544,000       5,902,309
    Bolingbrook Special Service Area No. 1 Special Tax, Augusta Village Project, Pre-Refunded,
       6.25%, 3/01/32 .............................................................................       3,655,000       4,135,121
       6.75%, 3/01/32 .............................................................................       5,415,000       6,147,920
    Bolingbrook Special Service Area No. 2 Special Tax, Bloomfield West Project, Series A,
     Pre-Refunded,
       6.625%, 3/01/31 ............................................................................       4,361,000       4,843,196
       7.00%, 3/01/31 .............................................................................       4,807,000       5,404,943
    Bolingbrook Special Service Area No. 3 Special Tax, Lakewood Ridge Project, Pre-Refunded,
     7.05%, 3/01/31 ...............................................................................       5,853,000       6,675,054
    Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%, 8/01/23 .......      11,000,000      11,020,460
    Cary Special Tax,
       Refunding, Radian Insured, 5.00%, 3/01/30 ..................................................       3,160,000       3,311,459
       Special Service Area No. 1, Cambria Project, Series A, Pre-Refunded, 7.625%,
        3/01/30 ...................................................................................       2,869,000       3,237,150
       Special Service Area No. 2, Foxford Hills Project, Pre-Refunded, 7.50%, 3/01/30 ............       5,319,000       5,913,398
    Gilberts Special Service Area No. 9 Special Tax, Big Timber Project, Pre-Refunded, 7.75%,
     3/01/27 ......................................................................................       6,000,000       7,014,240
    Hampshire Special Service Area No. 14 Special Tax, Lakewood Crossing Subdivision, 5.95%,
     3/01/36 ......................................................................................       7,785,000       7,993,404
    Illinois Finance Authority Revenue,
       Lutheran Hillside Village, Refunding, 5.25%, 2/01/37 .......................................       5,000,000       5,288,650
       Northwestern University, 5.00%, 12/01/42 ...................................................      10,500,000      11,132,100
    Illinois Health Facilities Authority Revenue,
       Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ......................       2,725,000       2,804,407
       Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 .............................       8,595,000       8,747,217
    Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
     Convention Center, ETM, 7.00%, 7/01/26 .......................................................       7,500,000      10,080,450
    Minooka Special Assessment, Improvement Prairie Ridge Project, 6.875%, 3/01/33 ................       3,000,000       3,233,850
    Montgomery Special Assessment, Improvement, Lakewood Creek Project, Pre-Refunded,
     7.75%, 3/01/30 ...............................................................................       4,767,000       5,460,551
    Otter Creek Water Reclamation District Kane Country Revenue, Separate Waterworks and
     Sewage System, Refunding, XLCA Insured, 5.00%, 1/01/39 .......................................       5,000,000       5,314,800
    Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project, Series B, 6.375%,
     3/01/34 ......................................................................................       8,000,000       8,656,640
    Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 ................       2,425,000       2,505,753


152 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
       6.00%, 3/01/33 .............................................................................   $   4,500,000  $    4,719,645
       6.625%, 3/01/33 ............................................................................       5,280,000       5,723,520
    Wonder Lake Special Services Area No. 2 Special Tax, Neumann Homes Project, 6.125%,
     3/01/35 ......................................................................................       9,500,000       9,778,730
    Yorkville United City Special Services Area Special Tax,
       No. 04, MPI Grande Reserve Project, Series 104, 6.375%, 3/01/34 ............................       4,400,000       4,638,260
       No. 2003, Windett Ridge Project, Series 101, 6.875%, 3/01/33 ...............................       3,837,000       4,136,094
       No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36 .........................................       4,980,000       5,158,334
                                                                                                                     --------------
                                                                                                                        172,544,165
                                                                                                                     --------------
    INDIANA 1.6%
    Delaware County Hospital Authority Hospital Revenue, Cardinal Health System, 5.25%,
     8/01/36 ......................................................................................       5,000,000       5,265,200
    Goshen Industrial Revenue, Greencroft Hospital Assn. Inc., Refunding, 5.75%,
       8/15/19 ....................................................................................       3,000,000       3,074,400
       8/15/28 ....................................................................................       5,000,000       5,096,600
    Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of
     Indiana, Refunding, 5.25%, 11/15/35 ..........................................................      12,000,000      12,711,720
    Indiana Health Facility Financing Authority Hospital Revenue,
       6.25%, 3/01/25 .............................................................................       3,200,000       3,523,712
       6.00%, 3/01/34 .............................................................................      12,000,000      12,954,000
       Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/31 ..........................      48,500,000      52,011,400
       Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ........................       1,500,000       1,544,070
    Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
     Refunding, 5.60%, 12/01/32 ...................................................................       8,200,000       8,533,658
                                                                                                                     --------------
                                                                                                                        104,714,760
                                                                                                                     --------------
    KANSAS 0.2%
    Wyandotte County City Unified Government Utility System Revenue, Improvement, Series B,
     FSA Insured, 5.00%, 9/01/32 ..................................................................      10,000,000      10,628,300
                                                                                                                     --------------
    KENTUCKY 1.4%
b,d Kenton County Airport Board Airport Revenue, Special Facilities, Delta Airlines Inc. Project,
       Series A, 7.50%, 2/01/12 ...................................................................       7,050,000       4,231,269
       Series A, 7.50%, 2/01/20 ...................................................................      35,275,000      21,153,712
       Series A, 7.125%, 2/01/21 ..................................................................      28,830,000      17,288,198
       Series A, 6.125%, 2/01/22 ..................................................................      12,940,000       7,758,694
       Series B, 7.25%, 2/01/22 ...................................................................       5,315,000       3,187,033
    Kentucky Economic Development Finance Authority Health System Revenue,
     Norton Healthcare Inc.,
       Refunding, Series C, MBIA Insured, 6.10%, 10/01/22 .........................................      10,650,000      12,239,406
       Refunding, Series C, MBIA Insured, 6.15%, 10/01/27 .........................................       3,995,000       4,580,068
       Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/22 ......................................       5,325,000       6,123,058
       Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/27 ......................................       6,005,000       6,922,384
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
     Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 .................       6,835,000       6,933,151
                                                                                                                     --------------
                                                                                                                         90,416,973
                                                                                                                     --------------


                                                             Annual Report | 153

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA 1.6%
    Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27 .............   $  13,990,000  $   15,671,038
    Louisiana Public Facilities Authority Revenue, FHA Insured Mortgage, Baton Rouge General,
     MBIA Insured, 5.25%, 7/01/33 .................................................................      32,240,000      34,710,874
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
     AMBAC Insured, 5.00%, 6/01/22 ................................................................      10,000,000      10,829,800
    Louisiana State Gas and Fuels Tax Revenue, Series A, FSA Insured, 5.00%, 5/01/36 ..............      15,000,000      16,068,450
    Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ........       4,850,000       4,862,998
    West Feliciana Parish PCR, Entergy Gulf States Project, Refunding, Series B, 6.60%,
     9/01/28 ......................................................................................      20,750,000      20,868,690
                                                                                                                     --------------
                                                                                                                        103,011,850
                                                                                                                     --------------
    MAINE 0.5%
    Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ..........................       4,800,000       4,832,688
    Skowhegan PCR, S.D. Warren Co.,
       Series A, 6.65%, 10/15/15 ..................................................................      24,570,000      24,943,955
       Series B, 6.65%, 10/15/15 ..................................................................       4,940,000       5,015,187
                                                                                                                     --------------
                                                                                                                         34,791,830
                                                                                                                     --------------
    MARYLAND 0.8%
    Gaithersburg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
     Improvement, Series B, ETM, 8.50%, 9/01/07 ...................................................         535,000         547,583
    Maryland State CDA Department of Housing and CDR, Housing, Series A, 5.875%,
     7/01/16 ......................................................................................       2,270,000       2,324,525
    Maryland State EDC Revenue,
       Chesapeake Bay, senior lien, Series B, Pre-Refunded, 7.50%, 12/01/14 .......................       1,915,000       2,124,022
       Chesapeake Bay, senior lien, Series B, Pre-Refunded, 7.625%, 12/01/22 ......................       6,740,000       7,502,159
       Chesapeake Bay, senior lien, Series B, Pre-Refunded, 7.75%, 12/01/31 .......................      16,160,000      18,039,570
       senior lien Project, Chesapeake Bay Hyatt Hotel, Refunding, Series A, 4.75%,
        12/01/11 ..................................................................................       1,250,000       1,264,713
       senior lien Project, Chesapeake Bay Hyatt Hotel, Refunding, Series A, 5.00%,
        12/01/16 ..................................................................................       3,000,000       3,088,860
       senior lien Project, Chesapeake Bay Hyatt Hotel, Refunding, Series A, 5.00%,
        12/01/31 ..................................................................................      10,000,000      10,137,900
       senior lien Project, Chesapeake Bay Hyatt Hotel, Refunding, Series B, 5.00%,
        12/01/16 ..................................................................................       1,000,000       1,029,620
       senior lien Project, Chesapeake Bay Hyatt Hotel, Refunding, Series B, 5.25%,
        12/01/31 ..................................................................................       2,000,000       2,067,640
    Maryland State Health and Higher Educational Facilities Authority Revenue, Edenwald,
     Series A, 5.40%, 1/01/37 .....................................................................       1,200,000       1,257,192
    Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B,
     ETM, 8.50%, 9/01/07 ..........................................................................       2,000,000       2,025,140
                                                                                                                     --------------
                                                                                                                         51,408,924
                                                                                                                     --------------
    MASSACHUSETTS 1.1%
    Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series A,
     7.00%, 3/01/21 ...............................................................................       2,000,000       2,471,580
    Massachusetts State Development Finance Agency Resource Recovery Revenue,
     Waste Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 .............       3,000,000       3,208,860


154 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Development Finance Agency Revenue,
       Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 ...............................   $   1,030,000  $    1,057,655
       Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 ..............................       1,620,000       1,664,615
       Curry College, Series A, ACA Insured, 5.00%, 3/01/36 .......................................       2,000,000       2,076,240
       Loomis Community Project, first mortgage, Refunding, Series A, 5.625%, 7/01/15 .............       1,850,000       1,905,722
       Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 ..............       3,500,000       3,608,955
    Massachusetts State Health and Educational Facilities Authority Revenue,
       St. Memorial Medical Center, Refunding, Series A, 6.00%, 10/01/23 ..........................       6,235,000       6,241,796
       Sterling and Francine Clark Art Institute, Series A, 5.00%, 7/01/36 ........................       8,000,000       8,552,720
a,b Massachusetts State Industrial Finance Agency Solid Waste Disposal Revenue,
     Massachusetts Paper Co. Project, senior lien, 8.50%, 11/01/12 ................................      39,820,661          99,552
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
     FSA Insured, 5.00%, 8/15/30 ..................................................................      30,950,000      33,102,882
    Massachusetts State Water Resources Authority Revenue, General, Refunding, Series A,
     AMBAC Insured, 5.00%, 8/01/31 ................................................................       8,000,000       8,634,720
                                                                                                                     --------------
                                                                                                                         72,625,297
                                                                                                                     --------------
    MICHIGAN 3.7%
    Delta County EDC Environmental Improvement Revenue, Mead Escanaba Paper, Series A,
     Pre-Refunded, 6.25%, 4/15/27 .................................................................      10,500,000      11,730,810
    Detroit Sewer Disposal System Revenue, second lien, Series A, MBIA Insured, 5.00%,
     7/01/35 ......................................................................................      26,750,000      28,412,245
    Detroit Water Supply System Revenue, second lien, Refunding, Series C, FSA Insured, 5.00%,
     7/01/33 ......................................................................................      11,000,000      11,768,790
    Garden City Hospital Financing Authority Hospital Revenue, Refunding,
       5.625%, 9/01/10 ............................................................................       2,710,000       2,763,848
       5.75%, 9/01/17 .............................................................................       1,000,000       1,019,200
    Gaylord Hospital Finance Authority Limited Obligation Revenue, Otsego Memorial Hospital,
     Refunding, 6.50%,
       1/01/31 ....................................................................................       1,000,000       1,056,020
       1/01/37 ....................................................................................       1,000,000       1,053,690
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ....................      13,495,000      14,428,719
       Facilities Program, Refunding, Series II, MBIA Insured, 5.00%, 10/15/29 ....................      16,585,000      17,559,203
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ........................................       9,500,000      10,251,450
    Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ............      18,000,000      19,309,860
       Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ...............       7,500,000       7,536,600
       Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ...............      30,205,000      30,361,160
       Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ...............         500,000         500,205
       Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ..........................         500,000         492,410
       Marquette, 5.00%, 5/15/34 ..................................................................       6,000,000       6,174,300
       Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 .....................................       1,000,000       1,045,630
       Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ........................       7,310,000       7,394,869
       Sinai Hospital, Refunding, 6.625%, 1/01/16 .................................................       2,990,000       3,023,099
       Sinai Hospital, Refunding, 6.70%, 1/01/26 ..................................................       7,250,000       7,322,935
    Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
     Control Project, Refunding, Series C, 5.45%, 9/01/29 .........................................      11,000,000      11,672,650


                                                             Annual Report | 155

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Midland County EDR, Refunding, Series A, 6.875%, 7/23/09 ......................................   $  35,000,000  $   35,986,300
    Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project, Series A,
     ETM, 5.60%, 2/15/13 ..........................................................................       1,275,000       1,333,357
                                                                                                                     --------------
                                                                                                                        232,197,350
                                                                                                                     --------------
    MINNESOTA 1.6%
    Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.25%, 8/01/14 ...........       9,000,000      10,090,890
    Mahtomedi Senior Housing Revenue, St. Andrews Village Project, Refunding, 5.75%,
      12/01/40 ....................................................................................       5,000,000       5,092,250
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Refunding,
     Sub Series C, FGIC Insured, 5.00%, 1/01/31 ...................................................      21,185,000      22,448,685
    Minneapolis Health Care Facility Revenue,
       Augustana Chapel View Homes, Series D, 5.875%, 6/01/35 .....................................       5,075,000       5,222,226
       Fairview Health Services, Series A, Pre-Refunded, 5.625%, 5/15/32 ..........................      18,380,000      20,243,916
       Jones-Harrison Residence Project, 5.70%, 10/01/35 ..........................................       1,000,000       1,014,600
    Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured, 5.00%,
     11/15/30 .....................................................................................       8,200,000       8,765,636
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, 6.375%, 11/15/29 ......................................................         175,000         193,501
       Series A, Pre-Refunded, 6.375%, 11/15/29 ...................................................       6,325,000       6,972,870
    Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%,
     2/01/18 ......................................................................................         320,000         322,227
    Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/35 ......................       5,000,000       5,252,250
  a Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 ....................       3,145,000       3,309,515
    St. Paul Housing and RDA Hospital Revenue, Healtheast Project, 6.00%, 11/15/35 ................      10,000,000      11,114,300
  a St. Paul Housing and RDA Tax Increment Revenue, Energy Park Project, Series A, 8.625%,
     9/01/07 ......................................................................................         205,000         196,185
                                                                                                                     --------------
                                                                                                                        100,239,051
                                                                                                                     --------------
    MISSISSIPPI 0.6%
    Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ................      33,295,000      33,573,679
  e Mississippi Hospital Equipment and Facilities Authority Revenue, Mississippi Baptist Health
     System Inc., Refunding, Series A, 5.00%, 8/15/26 .............................................       5,000,000       5,223,350
                                                                                                                     --------------
                                                                                                                         38,797,029
                                                                                                                     --------------
    MISSOURI 0.2%
    Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
     12/01/20 .....................................................................................       8,350,000       8,574,281
    West Plains IDA Hospital Revenue, Ozarks Medical Center,
       6.30%, 11/15/11 ............................................................................         695,000         724,364
       6.75%, 11/15/24 ............................................................................       1,870,000       1,939,003
       Refunding, 5.50%, 11/15/12 .................................................................         500,000         505,375
                                                                                                                     --------------
                                                                                                                         11,743,023
                                                                                                                     --------------
    MONTANA 0.2%
    Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ...........      10,220,000      10,862,531
                                                                                                                     --------------


156 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEBRASKA 0.3%
    Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Series A,
     AMBAC Insured, 5.00%, 1/01/32 ................................................................   $  16,485,000  $   17,728,958
    Scotts Bluff County Hospital Authority No. 1 Hospital Revenue, Regional West Medical Center,
     6.375%, 12/15/08 .............................................................................         625,000         626,363
                                                                                                                     --------------
                                                                                                                         18,355,321
                                                                                                                     --------------
    NEVADA 1.8%
    Clark County ID Special Assessment,
       Local ID No. 132, Summerlin South, 6.875%, 2/01/21 .........................................       3,840,000       3,983,270
       Local ID No. 142, Mountains Edge, 6.375%, 8/01/23 ..........................................       4,190,000       4,336,482
       Local ID No. 151, Summerlin, 5.00%, 8/01/20 ................................................         765,000         783,016
       Local ID No. 151, Summerlin, 5.00%, 8/01/25 ................................................       2,405,000       2,456,227
    Clark County IDR, Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ..............       5,125,000       5,128,331
    Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, 5.625%,
     7/01/24 ......................................................................................       7,000,000       7,618,100
    Henderson Local ID Special Assessment,
       No. T-2, 9.50%, 8/01/11 ....................................................................         365,000         365,657
       No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ...............................       3,080,000       3,177,544
       No. T-12, Series A, 7.375%, 8/01/18 ........................................................      38,175,000      40,624,308
       No. T-16, 4.90%, 3/01/16 ...................................................................       1,390,000       1,416,313
       No. T-16, 5.00%, 3/01/18 ...................................................................       1,000,000       1,020,460
       No. T-16, 5.00%, 3/01/19 ...................................................................       1,000,000       1,017,150
       No. T-16, 5.10%, 3/01/22 ...................................................................       1,500,000       1,526,835
       No. T-16, 5.125%, 3/01/25 ..................................................................       1,580,000       1,603,700
       No. T-17, 5.00%, 9/01/15 ...................................................................         720,000         740,556
       No. T-17, 5.00%, 9/01/16 ...................................................................         740,000         763,192
       No. T-17, 5.00%, 9/01/25 ...................................................................       1,400,000       1,434,272
    Las Vegas Local Improvement Bonds Special Assessment,
       Special ID No. 404, Refunding, FSA Insured, 5.85%, 11/01/09 ................................       2,605,000       2,613,596
       Special ID No. 607, 6.25%, 6/01/24 .........................................................       5,000,000       5,155,850
       Special ID No. 808, Summerlin Area, 6.75%, 6/01/21 .........................................       8,230,000       8,515,499
    Las Vegas Special Assessment, ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 .....................       3,100,000       3,163,240
    Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, Pre-Refunded,
     6.40%, 7/01/29 ...............................................................................      15,415,000      16,553,860
                                                                                                                     --------------
                                                                                                                        113,997,458
                                                                                                                     --------------
    NEW HAMPSHIRE 0.3%
    New Hampshire Higher Education and Health Facilities Authority Revenue,
       Hillcrest Terrace, 7.50%, 7/01/24 ..........................................................      16,050,000      16,534,871
       Littleton Hospital Assn., Series B, 5.90%, 5/01/28 .........................................       2,000,000       2,060,020
       New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ......................         980,000         984,586
                                                                                                                     --------------
                                                                                                                         19,579,477
                                                                                                                     --------------


                                                             Annual Report | 157

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY 5.8%
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 ...................................................................   $   2,180,000  $    2,196,045
       Series 1, 6.00%, 1/01/29 ...................................................................       5,000,000       5,026,500
       Series 2, 6.125%, 1/01/19 ..................................................................       2,125,000       2,147,482
       Series 2, 6.125%, 1/01/29 ..................................................................       5,105,000       5,148,444
    New Jersey EDA Lease Revenue, International Center for Public Health Project, University
     of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .....................................       9,965,000      10,623,388
    New Jersey EDA Revenue,
       Cigarette Tax, 5.50%, 6/15/24 ..............................................................      23,000,000      24,123,090
       Cigarette Tax, 5.50%, 6/15/31 ..............................................................       6,500,000       6,974,175
       Cigarette Tax, 5.75%, 6/15/34 ..............................................................      10,000,000      10,851,600
       first mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 ...................................       1,500,000       1,521,300
       first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 ....................................       7,635,000       8,084,091
       School Facilities Construction, Series S, 5.00%, 9/01/36 ...................................      10,000,000      10,717,800
    New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
       6.625%, 9/15/12 ............................................................................      25,525,000      27,736,996
       6.25%, 9/15/19 .............................................................................      42,000,000      43,734,180
       6.40%, 9/15/23 .............................................................................      79,890,000      83,469,871
    New Jersey Health Care Facilities Financing Authority Revenue,
       Capital Appreciation St Barnabas Health, Series B, zero cpn., 7/01/33 ......................      57,680,000      15,563,794
       Capital Appreciation St Barnabas Health, Series B, zero cpn., 7/01/34 ......................      52,330,000      13,393,863
       Capital Appreciation St Barnabas Health, Series B, zero cpn., 7/01/35 ......................      20,000,000       4,859,200
       South Jersey Hospital, 5.00%, 7/01/46 ......................................................       6,000,000       6,267,840
       South Jersey Hospital, Pre-Refunded, 5.875%, 7/01/21 .......................................       7,500,000       8,277,225
       South Jersey Hospital, Pre-Refunded, 6.00%, 7/01/32 ........................................      18,000,000      19,973,160
       Trinitas Hospital Obligation Group, Refunding, 7.50%, 7/01/30 ..............................       5,000,000       5,500,750
    New Jersey State Turnpike Authority Turnpike Revenue,
       Refunding, Series A, FSA Insured, 5.00%, 1/01/25 ...........................................      13,700,000      14,697,223
       Series C, FSA Insured, 5.00%, 1/01/35 ......................................................      10,195,000      10,894,581
    Tobacco Settlement Financing Corp. Revenue,
       Asset-Backed, Pre-Refunded, 6.00%, 6/01/37 .................................................      10,000,000      11,105,700
       Asset-Backed, Pre-Refunded, 6.125%, 6/01/42 ................................................       9,050,000      10,104,144
       Capital Appreciation Bonds, Series 1B, zero cpn., 6/01/41 ..................................      40,000,000       5,948,800
                                                                                                                     --------------
                                                                                                                        368,941,242
                                                                                                                     --------------

    NEW MEXICO 2.3%
    Farmington PCR,
      Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%,
       12/01/16 ...................................................................................      24,045,000      24,581,204
      Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%,
       4/01/22 ....................................................................................      66,125,000      67,559,912
      Public Service Co. Project, Series A, 6.60%, 10/01/29 .......................................       6,000,000       6,499,740
      Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ........................................      37,000,000      38,303,140
    New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent Hospital,
     Series A, Radian Insured,
       5.25%, 7/01/30 .............................................................................       4,360,000       4,637,514
       5.00%, 7/01/35 .............................................................................       3,470,000       3,586,661
                                                                                                                     --------------
                                                                                                                        145,168,171
                                                                                                                     --------------


158 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK 9.6%
    Corinth IDA Environmental Improvement Revenue, International Paper Co. Project, Refunding,
     Series A, 5.75%, 2/01/22 .....................................................................   $   2,000,000  $    2,113,180
    Hudson Yards Infrastructure Corp. Revenue, Series A, 5.00%, 2/15/47 ...........................      10,500,000      11,168,115
    Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 ................      25,000,000      29,389,750
    MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured, zero cpn.,
       7/15/21 ....................................................................................         428,010         238,624
       1/15/22 ....................................................................................         649,658         353,869
    MTA Revenue,
       Series A, MBIA Insured, 4.75%, 11/15/28 ....................................................      15,000,000      15,807,150
       Series B, AMBAC Insured, 5.00%, 11/15/30 ...................................................      10,000,000      10,742,900
       Transportation, Series F, 5.00%, 11/15/30 ..................................................       7,000,000       7,435,400
    MTA Transit Facilities Revenue, Series A, MBIA Insured, Pre-Refunded, 5.875%, 7/01/27 .........      22,700,000      23,205,756
    New York City GO,
       Fiscal 2003, Series I, 5.00%, 3/01/24 ......................................................       5,000,000       5,250,350
       Fiscal 2003, Series I, 5.00%, 3/01/25 ......................................................       9,000,000       9,440,820
       Refunding, Series G, 5.00%, 8/01/21 ........................................................      10,000,000      10,742,700
       Refunding, Series H, 6.25%, 8/01/15 ........................................................       1,535,000       1,565,823
       Refunding, Series H, 6.125%, 8/01/25 .......................................................         380,000         387,440
       Refunding, Series J, 6.00%, 8/01/21 ........................................................           5,000           5,095
       Series B, 7.00%, 2/01/18 ...................................................................         115,000         115,317
       Series D, 7.625%, 2/01/14 ..................................................................           5,000           5,016
       Series F, 7.50%, 2/01/21 ...................................................................          85,000          85,260
       Series G, 7.50%, 2/01/22 ...................................................................          10,000          10,031
       Series G, Pre-Refunded, 6.125%, 10/15/11 ...................................................      20,480,000      20,999,373
       Series G, Pre-Refunded, 6.20%, 10/15/14 ....................................................      10,000,000      10,258,100
       Series H, Pre-Refunded, 6.25%, 8/01/15 .....................................................      23,465,000      23,950,491
       Series H, Pre-Refunded, 6.125%, 8/01/25 ....................................................       5,220,000       5,325,392
       Series I, 6.25%, 4/15/17 ...................................................................          35,000          35,445
       Series I, Pre-Refunded, 6.25%, 4/15/17 .....................................................      25,335,000      25,662,075
       Series I, Pre-Refunded, 6.25%, 4/15/27 .....................................................      22,920,000      23,215,897
       Series J, Pre-Refunded, 6.00%, 8/01/21 .....................................................       9,995,000      10,192,701
    New York City IDA, Civic Facility Revenue,
       Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 ..................................       6,515,000       6,605,624
       Series C, 6.80%, 6/01/28 ...................................................................       5,000,000       5,393,150
       Staten Island University Hospital Project, Series C, 6.45%, 7/01/32 ........................       1,490,000       1,577,493
    New York City IDA Revenue, Liberty, Seven World Trade Center, Series A, 6.50%, 3/01/35 ........      50,000,000      53,384,000
    New York City IDA Special Facility Revenue,
       American Airlines Inc., JFK International Airport Project, 7.50%, 8/01/16 ..................      15,000,000      17,804,550
       American Airlines Inc., JFK International Airport Project, 7.625%, 8/01/25 .................      20,000,000      24,235,800
       American Airlines Inc., JFK International Airport Project, 7.75%, 8/01/31 ..................      15,000,000      18,438,450
       American Airlines Inc., JFK International Airport Project, Series A, 8.00%, 8/01/12 ........      74,000,000      86,069,400
       British Airways PLC Project, 7.625%, 12/01/32 ..............................................      15,000,000      16,950,600
    New York City IDAR,
       Liberty, Seven World Trade Center, Series A, 6.25%, 3/01/15 ................................      10,000,000      10,649,500
       Queens Baseball Stadium-Pilot, AMBAC Insured, 5.00%, 1/01/31 ...............................       9,500,000      10,232,830
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Series C, 5.00%, 6/15/30 ...................................................................      15,000,000      16,003,650
       Series E, 5.00%, 6/15/34 ...................................................................      10,000,000      10,504,400


                                                             Annual Report | 159

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, Supported Debt, Mental Health Services,
     Refunding, Series A, 6.00%, 8/15/17 ..........................................................   $     115,000  $      117,505
    New York State Dormitory Authority State Personal Income Tax Revenue, Education, Series D,
     5.00%, 3/15/31 ...............................................................................      10,000,000      10,785,700
    New York State HFA Service Contract Obligation Revenue, Series A, 6.00%, 3/15/26 ..............         220,000         224,818
    Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 ..........       1,000,000       1,031,350
    Onondaga County IDA Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
     Refunding,
       6.80%, 11/01/14 ............................................................................       4,600,000       4,805,390
       7.00%, 11/01/30 ............................................................................       7,000,000       7,304,850
    Port Authority of New York and New Jersey Revenue, Consolidated, 140th, XLCA Insured,
     5.00%, 12/01/27 ..............................................................................      17,020,000      18,426,192
    Port Authority of New York and New Jersey Special Obligation Revenue, Continental
     Airlines Inc., Eastern Project, La Guardia,
       9.00%, 12/01/10 ............................................................................       8,325,000       8,422,486
       9.125%, 12/01/15 ...........................................................................      27,650,000      27,981,247
    Utica IDA Civic Facility Revenue, Utica College Civic Facility,
       6.75%, 12/01/21 ............................................................................       1,250,000       1,387,262
       6.85%, 12/01/31 ............................................................................       2,000,000       2,220,800
                                                                                                                     --------------
                                                                                                                        608,259,117
                                                                                                                     --------------

    NORTH CAROLINA 1.9%
    Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .............................      15,310,000      16,282,644
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 5.75%, 1/01/26 ........................................................      37,500,000      39,351,375
       Refunding, Series B, 5.75%, 1/01/24 ........................................................      35,750,000      37,540,718
       Series D, 6.70%, 1/01/19 ...................................................................       2,000,000       2,172,240
       Series D, 6.75%, 1/01/26 ...................................................................       5,000,000       5,438,650
    North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
       3/01/16 ....................................................................................         960,000       1,012,359
       9/01/17 ....................................................................................         655,000         664,910
    North Carolina Medical Care Commission Health Care Facilities Revenue, Pennybyrn at
     Maryfield, Series A,
       5.75%, 10/01/23 ............................................................................       3,625,000       3,774,060
       6.00%, 10/01/23 ............................................................................       2,500,000       2,645,675
    North Carolina Medical Care Commission Retirement Facilities Revenue, first mortgage,
     United Methodist, Refunding, Series C,
       5.25%, 10/01/24 ............................................................................         920,000         951,390
       5.50%, 10/01/32 ............................................................................       1,600,000       1,669,328
    North Carolina Medical Care Commission Revenue, Series A, 6.125%, 10/01/35 ....................       7,000,000       7,405,230
                                                                                                                     --------------
                                                                                                                        118,908,579
                                                                                                                     --------------
    NORTH DAKOTA 0.1%
    Ward County Health Care Facilities Revenue, Trinity Obligated Group, 5.125%,
       7/01/25 ....................................................................................       2,250,000       2,366,460
       7/01/29 ....................................................................................       2,500,000       2,621,625
                                                                                                                     --------------
                                                                                                                          4,988,085
                                                                                                                     --------------


160 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    OHIO 1.5%
    Centerville City School District GO, School Improvement, FSA Insured, 5.00%, 12/01/30 .........   $   9,260,000  $    9,930,794
    Cuyahoga County Hospital Revenue, Refunding, 5.50%, 1/01/29 ...................................      11,500,000      12,407,925
    Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
     Refunding,
       Series C, 6.05%, 10/01/09 ..................................................................      14,250,000      15,071,227
       Series E, 6.05%, 10/01/09 ..................................................................       5,250,000       5,552,558
       Series F, 6.05%, 10/01/09 ..................................................................       1,000,000       1,057,630
    Franklin County Health Care Facilities Revenue,
       Ohio Presbyterian, Series A, Pre-Refunded, 7.125%, 7/01/29 .................................       1,000,000       1,144,110
       Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ................................       3,100,000       3,166,774
       Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ................................         950,000         970,463
       Presbyterian Retirement Services, Series A, Pre-Refunded, 6.625%, 7/01/13 ..................       1,000,000       1,026,320
    Franklin County Ohio Hospital Revenue, The Children's Hospital, FGIC Insured, 5.00%,
     5/01/35 ......................................................................................      10,000,000      10,589,600
    Hamilton County Sales Tax Revenue, Refunding, Sub Series A, AMBAC Insured, 5.00%,
     12/01/32 .....................................................................................      10,000,000      10,774,400
    Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Series A,
     Pre-Refunded,
       6.625%, 7/01/14 ............................................................................       1,000,000       1,026,920
       6.75%, 7/01/20 .............................................................................       2,000,000       2,059,200
    Miami County Hospital Facilities Revenue, Refunding and Improvement, Upper Valley Medical
     Center, 5.25%, 5/15/26 .......................................................................      2,750,000       2,946,515
    Montgomery County Health System Revenue,
       Series B-1, 8.10%, 7/01/18 .................................................................         245,000         250,383
       Series B-2, 8.10%, 7/01/18 .................................................................         295,000         301,481
       St. Leonard, Series B, 8.10%, 7/01/18 ......................................................         400,000         408,788
    Ohio State Air Quality Development Authority Revenue, PCR, Cleveland Electric, Refunding,
     Series B, 6.00%, 8/01/20 .....................................................................       6,250,000       6,427,250
    Oregon City School District GO, AMBAC Insured, 5.00%, 12/01/27 ................................       5,000,000       5,376,800
    Toledo Lucas County Port Authority Airport Revenue, Bax Global Project, Refunding, Series 1,
     6.25%, 11/01/13 ..............................................................................       3,900,000       4,028,661
    Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, Pre-Refunded,
     6.875%, 7/01/16 ..............................................................................       1,500,000       1,542,330
                                                                                                                     --------------
                                                                                                                         96,060,129
                                                                                                                     --------------
    OKLAHOMA 0.2%
    Oklahoma Development Finance Authority Revenue, Comanche County Hospital Project,
     Series B, 6.60%, 7/01/31 .....................................................................       5,000,000       5,512,700
    Tulsa Industrial Authority Revenue, Refunding, MBIA Insured, 5.00%, 10/01/31 ..................       5,325,000       5,714,204
    Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
     6.00%, 8/15/14 ...............................................................................       4,000,000       4,122,920
                                                                                                                     --------------
                                                                                                                         15,349,824
                                                                                                                     --------------
    OREGON 0.4%
    Oregon State Department of Administrative Services COP, Series A,
       AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ................................................       9,400,000      10,139,028
       FSA Insured, 5.00%, 5/01/30 ................................................................       8,195,000       8,765,946


                                                             Annual Report | 161

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    OREGON (CONTINUED)
    Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
     Linfield College Project, Series A,
      6.75%, 10/01/25 .............................................................................   $       5,000  $        5,474
      Pre-Refunded, 6.75%, 10/01/25 ...............................................................       5,215,000       5,790,110
                                                                                                                     --------------
                                                                                                                         24,700,558
                                                                                                                     --------------
    PENNSYLVANIA 4.6%
    Allegheny County Hospital Development Authority Revenue, Health System,
       Refunding, Series A, MBIA Insured, 6.50%, 11/15/30 .........................................      10,000,000      11,059,200
       Series B, 9.25%, 11/15/15 ..................................................................      23,110,000      27,463,693
       Series B, 9.25%, 11/15/22 ..................................................................      24,000,000      28,521,360
    Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 6.10%,
     7/15/20 ......................................................................................       5,500,000       5,620,285
    Allegheny County Sanitation Authority Sewer Revenue, Refunding, Series A, MBIA Insured,
     5.00%, 12/01/30 ..............................................................................      12,775,000      13,698,888
    Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ..................       2,725,000       2,822,746
    Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
       6.50%, 1/01/08 .............................................................................         425,000         433,929
       6.10%, 7/01/13 .............................................................................      20,500,000      21,216,475
       6.20%, 7/01/19 .............................................................................       9,500,000       9,836,490
    Harrisburg Authority University Revenue, Harrisburg University of Science,
       Series A, 5.40%, 9/01/16 ...................................................................       1,500,000       1,534,635
       Series B, 6.00%, 9/01/36 ...................................................................       3,000,000       3,082,710
    Lancaster IDAR, Garden Spot Village Project, Series A, Pre-Refunded, 7.625%, 5/01/31 ..........       1,650,000       1,856,316
    Lehigh County IDA, PCR, Pennsylvania Power and Light Electrical Utilities Corp. Project,
     Refunding, Series A, FGIC Insured, 4.70%, 9/01/29 ............................................      16,000,000      16,648,320
    Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
     Reliant Energy Seward, Series A, 6.75%, 12/01/36 .............................................      65,000,000      71,955,650
    Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
     Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%,
     11/15/16 .....................................................................................      13,000,000      13,278,460
    Pennsylvania State Public School Building Authority Lease Revenue, School District
     Philadelphia Project, Refunding, Series B, FSA Insured, 4.75%, 6/01/30 .......................      24,000,000      25,025,280
    Philadelphia IDA Health Care Facility Revenue, Pauls Run, Refunding, Series A, 5.85%,
     5/15/13 ......................................................................................       2,200,000       2,246,574
    Philadelphia Water and Wastewater Revenue, Series A, FSA Insured, 5.00%, 7/01/27 ..............      10,020,000      10,744,847
    Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.75%,
     12/01/21 .....................................................................................       3,000,000       3,247,890
    State Public School Building Authority School Revenue, Philadelphia School District Project,
     FSA Insured, Pre-Refunded, 5.00%, 6/01/33 ....................................................      13,750,000      14,776,575
    Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
     6.05%, 4/01/14 ...............................................................................       5,025,000       5,035,050
                                                                                                                     --------------
                                                                                                                        290,105,373
                                                                                                                     --------------


162 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    RHODE ISLAND 0.2%
    Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
     Lifespan Obligation Group,
       MBIA Insured, Pre-Refunded, 5.75%, 5/15/23 .................................................   $   3,095,000  $    3,169,249
       Pre-Refunded, 6.50%, 8/15/32 ...............................................................       8,000,000       9,112,160
       Refunding, MBIA Insured, 5.75%, 5/15/23 ....................................................         405,000         414,497
                                                                                                                     --------------
                                                                                                                         12,695,906
                                                                                                                     --------------
    SOUTH CAROLINA 1.0%
    Dorchester County School District No. 002 Installment Purchase Revenue, Growth Remedy
     Opportunities Tax Hike, 5.25%, 12/01/29 ......................................................      16,500,000      17,577,450
    Greenville County School District Installment Purchase Revenue, Building Equity
     Sooner Tomorrow,
       5.00%, 12/01/28 ............................................................................      10,000,000      10,536,800
       Refunding, 5.50%, 12/01/28 .................................................................       7,500,000       7,987,425
    Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
     Project, 5.00%, 12/01/26 .....................................................................      15,015,000      15,450,585
    Scago Educational Facilities Corp. for Calhoun School District Revenue, School Project,
     Radian Insured, 5.00%, 12/01/26 ..............................................................       7,540,000       7,943,616
    Scago Educational Facilities Corp. for Williamsburg School District Revenue, Williamsburg
     County Project, 5.00%, 12/01/31 ..............................................................       2,000,000       2,098,940
    Tobacco Settlement Revenue Management Authority Tobacco Settlement Revenue, Series B,
     6.375%, 5/15/30 ..............................................................................       3,750,000       4,356,150
                                                                                                                     --------------
                                                                                                                         65,950,966
                                                                                                                     --------------
    TENNESSEE 1.2%
    Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/20 ........................       5,990,000       6,579,356
    Hallsdale-Powell Utility District Knox County Water and Sewer Revenue, Refunding and
     Improvement, Series A, FGIC Insured, 5.00%, 4/01/34 ..........................................       5,000,000       5,267,050
    Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
     Mountain States Health, Refunding, Series A, MBIA Insured, zero cpn.,
       7/01/27 ....................................................................................      19,365,000       8,028,148
       7/01/28 ....................................................................................      19,400,000       7,685,698
       7/01/29 ....................................................................................      19,365,000       7,329,652
       7/01/30 ....................................................................................      19,370,000       7,003,417
    Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
       Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
        1/01/25 ...................................................................................       5,000,000       1,907,350
       Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
        1/01/26 ...................................................................................       2,610,000         935,868
       Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/37 ............      12,760,000       2,928,165
       Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/39 ............      13,755,000       2,840,270
    Tennessee Energy Acquisition Corp. Gas Revenue, Series A, 5.25%, 9/01/26 ......................      20,000,000      22,891,400
                                                                                                                     --------------
                                                                                                                         73,396,374
                                                                                                                     --------------


                                                             Annual Report | 163

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    TEXAS 2.9%
    Angelina and Neches River Authority Waste Disposal Revenue, Temple-Inland Forest Products,
     6.95%, 5/01/23 ...............................................................................   $   1,750,000  $    1,941,765
    Austin Convention Enterprises Inc. Convention Center Revenue, first tier,
       Refunding, Series A, XLCA Insured, 5.00%, 1/01/34 ..........................................      16,000,000      17,020,640
       Refunding, Series B, 5.75%, 1/01/34 ........................................................       3,500,000       3,766,525
       Series A, Pre-Refunded, 6.70%, 1/01/32 .....................................................      10,000,000      11,059,500
    Bexar County Health Facilities Development Corp. Revenue,
       Army Retirement Residence, Refunding, 5.00%, 7/01/27 .......................................       1,000,000       1,040,860
       Army Retirement Residence, Refunding, 5.00%, 7/01/33 .......................................         760,000         788,508
       Army Retirement Residence, Refunding, 5.00%, 7/01/37 .......................................         580,000         601,274
       Incarnate Word Health Services, FSA Insured, ETM, 6.00%, 11/15/15 ..........................       8,750,000       8,877,225
    Brazos River Authority PCR, TXU Energy Co. Project, Refunding, Series B, 6.30%,
     7/01/32 ......................................................................................       9,000,000       9,647,100
    Brownsville Utility System Revenue, Refunding and Improvement, Series A, AMBAC Insured,
     5.00%, 9/01/31 ...............................................................................      12,500,000      13,373,625
    Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ...................................       2,245,000       2,284,692
    Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 ....................       4,750,000       5,468,485
    El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities,
     Bienvivir Senior Health,
       7.00%, 8/15/12 .............................................................................         765,000         816,959
       7.50%, 8/15/18 .............................................................................       2,300,000       2,499,479
       7.75%, 8/15/31 .............................................................................       3,000,000       3,315,210
    Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System,
     Pre-Refunded, 6.25%, 8/15/29 .................................................................      10,975,000      11,831,818
    Matagorda County Navigation District No. 1 Revenue, Centerpoint Energy Project, Refunding,
     5.60%, 3/01/27 ...............................................................................      11,000,000      11,720,830
    Sabine River Authority PCR,
       TXU Electric, Refunding, Series C, 5.20%, 5/01/28 ..........................................      15,000,000      15,144,750
       TXU Energy Co. LLC Project, Refunding, Series A, 5.80%, 7/01/22 ............................       1,000,000       1,046,600
       TXU Energy Co. LLC Project, Refunding, Series B, 6.15%, 8/01/22 ............................       3,000,000       3,207,120
    Texas Municipal Gas Acquisition and Supply Corp. I Gas Supply Revenue, Senior Lien,
     Series A, 5.25%,
       12/15/22 ...................................................................................       5,000,000       5,656,650
       12/15/23 ...................................................................................       6,000,000       6,815,040
       12/15/25 ...................................................................................       7,000,000       8,006,880
    Texas State Revenue, Transportation Commission-Mobility Fund, Series A, 5.00%,
     4/01/33 ......................................................................................      10,000,000      10,744,800
    Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
     8/15/32 ......................................................................................      51,000,000      12,636,270
    Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue, Hillcrest Health
     System Project, Series A, MBIA Insured, 5.00%, 8/01/31 .......................................      15,000,000      15,900,000
                                                                                                                     --------------
                                                                                                                        185,212,605
                                                                                                                     --------------
    VERMONT 0.3%
    Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
     Series A, AMBAC Insured, 6.00%, 12/01/23 .....................................................      15,000,000      16,198,500
                                                                                                                     --------------


164 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA 1.3%
    Fairfax County EDA Transportation Contract Revenue, Route 28 Project, MBIA Insured,
     5.00%, 4/01/33 ...............................................................................   $   5,000,000  $    5,321,050
    Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, MBIA Insured,
     5.00%, 6/15/30 ...............................................................................      12,255,000      13,101,698
    James City County EDA Residential Care Facility Revenue, first mortgage, Williamsburg
     Landing, Series A,
       5.35%, 9/01/26 .............................................................................         750,000         782,198
       5.50%, 9/01/34 .............................................................................         750,000         783,592
    Peninsula Ports Authority Coal Terminal Revenue, Dominion Terminal Associates, Refunding,
     6.00%, 4/01/33 ...............................................................................       9,000,000       9,940,140
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed,
       5.50%, 6/01/26 .............................................................................       2,500,000       2,654,425
       5.625%, 6/01/37 ............................................................................       3,000,000       3,193,830
    Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
     Westminster Canterbury Project,
       Refunding, 5.00%, 11/01/22 .................................................................       1,000,000       1,017,510
       Refunding, 5.25%, 11/01/26 .................................................................       1,000,000       1,035,800
       Refunding, 5.375%, 11/01/32 ................................................................       1,000,000       1,037,330
       Series A, Pre-Refunded, 7.125%, 11/01/23 ...................................................       5,000,000       5,533,200
       Series A, Pre-Refunded, 7.25%, 11/01/32 ....................................................       9,000,000       9,988,020
    Virginia State HDA Commonwealth Mortgage Revenue, 4.80%, 7/01/29 ..............................      31,000,000      31,508,400
                                                                                                                     --------------
                                                                                                                         85,897,193
                                                                                                                     --------------
    WASHINGTON 1.5%
    Douglas County PUD No. 1 Wells Hydroelectric Revenue, Refunding, Series B, FGIC Insured,
     5.00%, 9/01/35 ...............................................................................       7,685,000       8,170,922
    Energy Northwest Electric Revenue, Columbia Generating Station,
       Refunding, Series A, 5.00%, 7/01/24 ........................................................      15,260,000      16,412,283
       Series C, 5.00%, 7/01/24 ...................................................................       5,000,000       5,377,550
    Port Seattle Revenue, intermediate lien, Refunding, Series A, MBIA Insured, 5.00%,
     3/01/30 ......................................................................................      15,000,000      15,964,350
    Spokane GO, Refunding, Series A, FGIC Insured, 5.00%, 12/01/30 ................................       5,720,000       6,146,769
    Washington State GO,
       AMBAC Insured, 5.00%, 1/01/31 ..............................................................      17,020,000      18,221,612
       Motor Vehicle Fuel Tax, Series C, 5.00%, 6/01/29 ...........................................       5,180,000       5,514,006
       Motor Vehicle Fuel Tax, Series C, 5.00%, 6/01/30 ...........................................       5,370,000       5,716,258
    Washington State Health Care Facilities Authority Revenue,
       Kadlec Medical Center, Series A, Assured Guaranty Insured, 5.00%, 12/01/30 .................       4,000,000       4,233,680
       Providence Health Care Services, Refunding, Series A, FGIC Insured, 5.00%, 10/01/36 ........      10,000,000      10,657,400
                                                                                                                     --------------
                                                                                                                         96,414,830
                                                                                                                     --------------
    WEST VIRGINIA 0.2%
    West Virginia University Revenues, Improvement, West Virginia University Projects, Series C,
     FGIC Insured, 5.00%, 10/01/34 ................................................................      10,000,000      10,647,500
                                                                                                                     --------------


                                                             Annual Report | 165

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    WISCONSIN 1.1%
    Central Brown County Water Authority Water System Revenue, Refunding, AMBAC Insured,
     5.00%, 12/01/30 ..............................................................................   $  16,705,000  $   17,913,106
    Green Bay Water System Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 11/01/29 .................................................       3,750,000       4,080,075
       Refunding, FSA Insured, 5.00%, 11/01/29 ....................................................       1,250,000       1,331,662
    Kaukauna Environmental Improvement Revenue, International Paper Co. Project, Series A,
     6.70%, 5/01/24 ...............................................................................       4,100,000       4,379,169
    Wisconsin Housing and EDA Home Ownership Revenue, Series E, 4.90%, 9/01/37 ....................      26,210,000      26,667,626
    Wisconsin State Health and Educational Facilities Authority Revenue,
       Fort Healthcare Inc. Project, 5.75%, 5/01/24 ...............................................       5,000,000       5,397,450
       New Castle Place Project, Series A, 7.00%, 12/01/31 ........................................       2,500,000       2,665,025
       Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 .............................................       9,530,000      10,091,508
                                                                                                                     --------------
                                                                                                                         72,525,621
                                                                                                                     --------------
    U.S. TERRITORIES 3.4%
    DISTRICT OF COLUMBIA 1.3%
    District of Columbia Ballpark Revenue, Series B-1, FGIC Insured, 5.00%, 2/01/35 ...............      18,000,000      19,128,780
    District of Columbia GO,
       Refunding, Series A, 6.00%, 6/01/07 ........................................................       1,535,000       1,542,921
       Series A, ETM, 6.00%, 6/01/07 ..............................................................         280,000         281,588
    District of Columbia Hospital Revenue, Medlantic Healthcare Group, Series A, MBIA Insured,
     ETM, 5.875%, 8/15/19 .........................................................................       8,850,000       9,027,088
    District of Columbia Revenue, Methodist Home Issue, 6.00%, 1/01/29 ............................       4,750,000       4,830,417
    District of Columbia Tobacco Settlement Financing Corp. Revenue,
       Capital Appreciation, Asset-Backed Bonds, Series A, zero cpn., 6/15/46 .....................     175,000,000      16,544,500
       Capital Appreciation, Asset-Backed Bonds, Series B, zero cpn., 6/15/46 .....................      66,000,000       5,962,440
       Refunding, Asset-Backed Bonds, 6.50%, 5/15/33 ..............................................      22,000,000      26,242,480
                                                                                                                     --------------
                                                                                                                         83,560,214
                                                                                                                     --------------
    GUAM 0.2%
    Guam Government Waterworks Authority Water and Wastewater System Revenue, Water,
       6.00%, 7/01/25 .............................................................................       4,000,000       4,402,160
       5.875%, 7/01/35 ............................................................................       8,000,000       8,626,400
                                                                                                                     --------------
                                                                                                                         13,028,560
                                                                                                                     --------------
    NORTHERN MARIANA ISLANDS 0.2%
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
     3/15/28 ......................................................................................       8,010,000       8,913,208
                                                                                                                     --------------
    PUERTO RICO 1.1%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
     Refunding,
       5.50%, 5/15/39 .............................................................................      11,500,000      12,059,130
       5.625%, 5/15/43 ............................................................................       3,500,000       3,690,260
    Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%, 7/01/34 .....................      20,000,000      20,985,600
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series J, Pre-Refunded, 5.00%, 7/01/34 .......................................................      11,500,000      12,458,295


166 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Electric Power Authority Power Revenue, Series NN, 5.125%, 7/01/29 ................   $  11,500,000  $   12,215,760
    University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%,
     6/01/30 ......................................................................................       7,645,000       8,145,059
                                                                                                                     --------------
                                                                                                                         69,554,104
                                                                                                                     --------------
    VIRGIN ISLANDS 0.6%
    Virgin Islands PFAR, sub. lien, Fund Loan Notes, Refunding, Series E,
       5.75%, 10/01/13 ............................................................................      15,000,000      15,604,200
       5.875%, 10/01/18 ...........................................................................       7,000,000       7,297,430
       6.00%, 10/01/22 ............................................................................      14,500,000      15,136,695
                                                                                                                     --------------
                                                                                                                         38,038,325
                                                                                                                     --------------
    TOTAL U.S. TERRITORIES ........................................................................                     213,094,411
                                                                                                                     --------------
    TOTAL LONG TERM INVESTMENTS (COST $5,765,840,878) .............................................                   6,184,653,952
                                                                                                                     --------------
    SHORT TERM INVESTMENTS 1.5%
    MUNICIPAL BONDS 1.5%
    FLORIDA 0.1%
  f Jacksonville Health Facilities Authority Hospital Revenue, Genesis Rehabilitation Hospital,
     Refunding, Daily VRDN and Put, 3.65%, 5/01/21 ................................................         285,000         285,000
  f Martin County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put,
     3.65%, 7/15/22 ...............................................................................       3,800,000       3,800,000
  f Orange County School Board COP, Series B, MBIA Insured, Daily VRDN and Put, 3.66%,
     8/01/27 ......................................................................................       2,540,000       2,540,000
  f Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program,
     Refunding, AMBAC Insured, Daily VRDN and Put, 3.67%, 12/01/15 ................................       2,500,000       2,500,000
                                                                                                                     --------------
                                                                                                                          9,125,000
                                                                                                                     --------------
    GEORGIA 0.0% g
  f Athens-Clarke County Unified Government Development Authority Revenue, University of
     Georgia Athletic Assn. Project, Daily VRDN and Put, 3.64%, 8/01/33 ...........................         400,000         400,000
                                                                                                                     --------------
    LOUISIANA 0.1%
  f Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put,
     3.63%, 12/01/15 ..............................................................................       3,600,000       3,600,000
                                                                                                                     --------------
    MARYLAND 0.0% g
  f Maryland State EDC Revenue, Multi-Modal, U.S. Pharmacopeial, AMBAC Insured,
     Daily VRDN and Put, 3.65%, 7/01/36 ...........................................................         100,000         100,000
                                                                                                                     --------------
    MASSACHUSETTS 0.1%
  f Massachusetts State Health and Educational Facilities Authority Revenue, Capital
     Assets Program,
       Series D, MBIA Insured, Daily VRDN and Put, 3.63%, 1/01/35 .................................         100,000         100,000
       Series E, Daily VRDN and Put, 3.53%, 1/01/35 ...............................................       5,550,000       5,550,000
                                                                                                                     --------------
                                                                                                                          5,650,000
                                                                                                                     --------------


                                                             Annual Report | 167

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN 0.0% g
  f Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
     3.66%, 7/01/33 ...............................................................................   $     100,000  $      100,000
  f Michigan State University Revenues, Series A, Daily VRDN and Put, 3.66%, 8/15/32  .............         300,000         300,000
                                                                                                                     --------------
                                                                                                                            400,000
                                                                                                                     --------------
    MISSOURI 0.1%
  f Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
     St. Louis University, Series A, MBIA Insured, Daily VRDN and Put, 3.64%, 10/01/35 ............       1,880,000       1,880,000
  f Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
     SSM Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 3.66%,
       6/01/19 ....................................................................................       1,600,000       1,600,000
                                                                                                                     --------------
                                                                                                                          3,480,000
                                                                                                                     --------------
    NEVADA 0.1%
  f Las Vegas Valley Water District GO, Water Improvement, Series C, Daily VRDN and Put, 3.66%,
     6/01/36 ......................................................................................       8,900,000       8,900,000
                                                                                                                     --------------
    NEW YORK 0.7%
  f Long Island Power Authority Electric System Revenue,
       Sub Series 2, Daily VRDN and Put, 3.62%, 5/01/33 ...........................................         550,000         550,000
       Sub Series 3B, Daily VRDN and Put, 3.63%, 5/01/33 ..........................................      10,000,000      10,000,000
  f New York City GO,
       Sub Series A-7, Daily VRDN and Put, 3.62%, 8/01/20 .........................................       3,000,000       3,000,000
       Sub Series H-4, Daily VRDN and Put, 3.62%, 3/01/34 .........................................       5,585,000       5,585,000
  f New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, 3.62%, 6/15/18 .................      10,800,000      10,800,000
       Series C, FGIC Insured, Daily VRDN and Put, 3.63%, 6/15/23 .................................       6,300,000       6,300,000
  f New York City Transitional Finance Authority Revenue, Future Tax Secured, Series B,
     Daily VRDN and Put, 3.60%, 2/01/31 ...........................................................       2,200,000       2,200,000
  f Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
     Series 2, Daily VRDN and Put, 3.63%, 5/01/19 .................................................       6,800,000       6,800,000
                                                                                                                     --------------
                                                                                                                         45,235,000
                                                                                                                     --------------
    NORTH CAROLINA 0.1%
  f North Carolina State GO, Series G, Weekly VRDN and Put, 3.47%, 5/01/21 ........................       4,125,000       4,125,000
                                                                                                                     --------------
    OHIO 0.0% g
  f Ohio State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison Co.,
     Series C, Daily VRDN and Put, 3.63%, 6/01/23 .................................................       1,700,000       1,700,000
                                                                                                                     --------------
    PENNSYLVANIA 0.0% g
  f Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.52%,
     12/01/28 .............................................,,......................................       1,800,000       1,800,000
                                                                                                                     --------------
    TENNESSEE 0.1%
  f Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN
     and Put, 3.65%, 2/01/36 ......................................................................       5,700,000       5,700,000
                                                                                                                     --------------


168 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    TEXAS 0.1%
  f Texas Municipal Gas Acquisition and Supply Corp. I Gas Supply Revenue, Senior Lien,
     Series B, Quarterly VRDN and Put, 3.928%, 12/15/09 ...........................................   $   6,000,000  $    6,009,060
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $96,215,000) ...............................................                      96,224,060
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $5,862,055,878) 98.8% .................................................                   6,280,878,012
    OTHER ASSETS, LESS LIABILITIES 1.2% ...........................................................                      78,396,540
                                                                                                                     --------------
    NET ASSETS 100.0% .............................................................................                  $6,359,274,552
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 198.

a Security has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2007, the aggregate value of these securities was $9,255,605, representing 0.15% of net assets.

b     See Note 6 regarding defaulted securities.

c The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

d See Note 8 regarding other considerations - credit committee participation.

e See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

f Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

g     Rounds to less than 0.1% of net assets.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 169

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                        ----------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                                       2007         2006         2005         2004 e        2003
                                                        ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................  $    12.15   $    12.18   $    12.23   $    12.03   $     11.85
                                                        ----------------------------------------------------------------
Income from investment operations a:

   Net investment income b ...........................        0.51         0.52         0.54         0.54          0.56

   Net realized and unrealized gains (losses) ........        0.08        (0.02)       (0.05)        0.19          0.18
                                                        ----------------------------------------------------------------
Total from investment operations .....................        0.59         0.50         0.49         0.73          0.74
                                                        ----------------------------------------------------------------
Less distributions from net investment income ........       (0.52)       (0.53)       (0.54)       (0.53)        (0.56)
                                                        ----------------------------------------------------------------
Redemption fees ......................................          -- d         -- d         -- d         --            --
                                                        ----------------------------------------------------------------
Net asset value, end of year .........................  $    12.22   $    12.15   $    12.18   $    12.23   $     12.03
                                                        ================================================================

Total return c .......................................        4.96%        4.17%        4.13%        6.27%         6.41%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................  $1,006,797   $  892,122   $  792,518   $  786,938   $   778,716

Ratios to average net assets:

   Expenses ..........................................        0.64%        0.65%        0.65%        0.65%         0.65%

   Net investment income .............................        4.23%        4.28%        4.47%        4.31%         4.68%

Portfolio turnover rate ..............................        3.65%        8.11%       11.50%        8.95%        17.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


170 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                        ----------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS B                                                       2007         2006         2005         2004 e        2003
                                                        ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................  $    12.22   $    12.24   $    12.29   $    12.09   $     11.90
                                                        ----------------------------------------------------------------
Income from investment operations a:

   Net investment income b ...........................        0.45         0.46         0.47         0.48          0.49

   Net realized and unrealized gains (losses) ........        0.06        (0.02)       (0.05)        0.19          0.19
                                                        ----------------------------------------------------------------
Total from investment operations .....................        0.51         0.44         0.42         0.67          0.68
                                                        ----------------------------------------------------------------
Less distributions from net investment income ........       (0.45)       (0.46)       (0.47)       (0.47)        (0.49)
                                                        ----------------------------------------------------------------
Redemption fees ......................................          -- d         -- d         -- d         --            --
                                                        ----------------------------------------------------------------
Net asset value, end of year .........................  $    12.28   $    12.22   $    12.24   $    12.29   $     12.09
                                                        ================================================================

Total return c .......................................        4.28%        3.66%        3.55%        5.67%         5.88%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................  $   72,203   $   78,327   $   83,208   $   80,303   $    67,994

Ratios to average net assets:

   Expenses ..........................................        1.19%        1.20%        1.20%        1.20%         1.20%

   Net investment income .............................        3.68%        3.73%        3.92%        4.86%         4.13%

Portfolio turnover rate ..............................        3.65%        8.11%       11.50%        8.95%        17.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 171

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                        ----------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS C                                                       2007         2006         2005         2004 e        2003
                                                        ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................  $    12.24   $    12.27   $    12.32   $    12.11   $     11.93
                                                        ----------------------------------------------------------------
Income from investment operations a:

   Net investment income b ...........................        0.45         0.46         0.48         0.48          0.50

   Net realized and unrealized gains (losses) ........        0.07        (0.03)       (0.06)        0.20          0.18
                                                        ----------------------------------------------------------------
Total from investment operations .....................        0.52         0.43         0.42         0.68          0.68
                                                        ----------------------------------------------------------------
Less distributions from net investment income ........       (0.45)       (0.46)       (0.47)       (0.47)        (0.50)
                                                        ----------------------------------------------------------------
Redemption fees ......................................          -- d         -- d         -- d         --            --
                                                        ----------------------------------------------------------------
Net asset value, end of year .........................  $    12.31   $    12.24   $    12.27   $    12.32   $     12.11
                                                        ================================================================

Total return c .......................................        4.35%        3.57%        3.53%        5.72%         5.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................  $  158,706   $  139,401   $  117,356   $  111,847   $   100,410

Ratios to average net assets:

   Expenses ..........................................        1.19%        1.20%        1.20%        1.22%         1.18%

   Net investment income .............................        3.68%        3.73%        3.92%        4.88%         4.15%

Portfolio turnover rate ..............................        3.65%        8.11%       11.50%        8.95%        17.95%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


172 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.9%
  MUNICIPAL BONDS 98.9%
  DELAWARE 1.2%
  Delaware River and Bay Authority Revenue,
     MBIA Insured, 5.00%, 1/01/27 ...............................................................   $   10,000,000   $   10,535,500
     Series A, AMBAC Insured, Pre-Refunded, 5.75%, 1/01/29 ......................................        4,000,000        4,262,560
                                                                                                                     --------------
                                                                                                                         14,798,060
                                                                                                                     --------------

  NEW JERSEY 73.3%
  Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
   MBIA Insured, ETM, 7.40%, 7/01/16 ............................................................        9,500,000       11,491,770
  Bergen County Improvement Authority School District Revenue GO, Wyckoff Township Board of
   Education Project, 5.00%, 4/01/32 ............................................................        3,400,000        3,647,044
  Bergen County Utilities Authority Water PCR, System, AMBAC Insured, 5.00%, 12/15/31 ...........        3,000,000        3,236,190
  Berhards Township School District GO, MBIA Insured, 5.00%, 7/15/30 ............................       10,038,000       10,804,100
  Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 ..........................        1,975,000        2,044,718
  Branchburg Township Board of Education GO, FGIC Insured, Pre-Refunded, 5.00%,
     7/15/27 ....................................................................................        1,300,000        1,371,188
     7/15/28 ....................................................................................        1,365,000        1,439,747
     7/15/29 ....................................................................................        1,440,000        1,518,854
  Camden County Improvement Authority Health System Revenue, Catholic Health East,
   Refunding, Series B, AMBAC Insured, 5.00%, 11/15/28 ..........................................       11,600,000       11,975,260
  Cape May County IPC Financing Authority Revenue, Atlantic City Electric Co., Refunding,
   Series A, MBIA Insured, 6.80%, 3/01/21 .......................................................        5,400,000        7,041,870
  Carteret Board of Education COP, MBIA Insured, Pre-Refunded, 5.75%, 1/15/30 ...................        1,155,000        1,224,531
  East Orange GO, Water Utility, AMBAC Insured, Pre-Refunded, 5.70%,
     6/15/23 ....................................................................................        1,200,000        1,242,888
     6/15/24 ....................................................................................        1,385,000        1,434,500
     6/15/25 ....................................................................................        1,465,000        1,517,359
  Egg Harbor Township School District GO,
     FGIC Insured, Pre-Refunded, 5.125%, 7/15/24 ................................................        4,870,000        5,202,621
     MBIA Insured, Pre-Refunded, 5.00%, 4/01/29 .................................................        3,195,000        3,487,151
     MBIA Insured, Pre-Refunded, 5.00%, 4/01/30 .................................................        3,027,000        3,303,789
  Freehold Township Board of Education GO, MBIA Insured, Pre-Refunded, 5.00%, 2/15/30 ...........        1,500,000        1,574,865
  Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
   Waste Management Inc. Project, Mandatory Put 12/01/09, Refunding,
     Series A, 6.85%, 12/01/29 ..................................................................        1,375,000        1,472,268
     Series B, 7.00%, 12/01/29 ..................................................................        1,250,000        1,340,225
  Hammonton School District GO, FGIC Insured, Pre-Refunded, 5.00%,
     8/01/26 ....................................................................................        1,155,000        1,228,712
     8/01/27 ....................................................................................        1,215,000        1,292,541
  Higher Education Student Assistance Authority Student Loan Revenue, Series A,
   MBIA Insured, 6.15%, 6/01/19 .................................................................        1,335,000        1,375,410
  Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ...........................        4,315,000        4,585,248
  Hoboken Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 5.30%,
   5/01/27 ......................................................................................        3,600,000        3,891,780
  Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
   Series A, 6.125%, 1/01/29 ....................................................................        6,510,000        6,540,206
  Jackson Township School District GO, FGIC Insured, Pre-Refunded, 5.00%, 4/15/25 ...............        3,000,000        3,188,610
  Jersey City GO, Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/20 ..........................        1,000,000        1,065,300


                                                             Annual Report | 173

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW JERSEY (CONTINUED)
  Lafayette Yard Community Development Corp. Revenue, Hotel/Conference Center Project,
   Trenton Guaranteed, MBIA Insured, Pre-Refunded,
     6.00%, 4/01/29 .............................................................................   $    1,750,000   $    1,885,695
     5.80%, 4/01/35 .............................................................................        2,520,000        2,700,860
  Middlesex County COP, MBIA Insured,
     5.00%, 8/01/31 .............................................................................        3,250,000        3,390,628
     zero cpn., 6/15/24 .........................................................................        1,000,000          495,140
  Middlesex County Improvement Authority Revenue, Administration Building Residential
   Project, FNMA Insured,
     5.25%, 7/01/21 .............................................................................          750,000          795,998
     5.35%, 7/01/34 .............................................................................        1,575,000        1,666,870
  Middletown Township GO, Board of Education, MBIA Insured, Pre-Refunded, 5.85%,
     8/01/24 ....................................................................................        4,295,000        4,334,170
     8/01/25 ....................................................................................            5,000            5,046
  Monroe Township Municipal Utilities Authority Middlesex County Revenue, FGIC Insured,
   Pre-Refunded, 5.00%, 2/01/26 .................................................................        1,000,000        1,049,440
  Mount Olive Township Board of Education GO, MBIA Insured, Pre-Refunded, 5.00%,
   7/15/29 ......................................................................................        7,875,000        8,544,926
  New Jersey EDA, PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ...........................          550,000          553,251
  New Jersey EDA Heating and Cooling Revenue, Trigen-Trenton Project, Refunding, Series B,
   6.20%, 12/01/07 ..............................................................................          445,000          447,087
  New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
   Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ........................................        5,000,000        5,330,350
  New Jersey EDA Revenue,
     Cigarette Tax, 5.50%, 6/15/24 ..............................................................        5,000,000        5,244,150
     Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%,
      1/01/16 ...................................................................................        2,500,000        2,583,650
     Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 .......................        5,110,000        5,431,010
     Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/23 ....................        3,100,000        3,315,233
     Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/27 ....................        5,000,000        5,337,300
     Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ....................       12,500,000       13,326,875
     Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ....................       13,750,000       14,614,600
     Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ..........................       21,740,000       22,913,090
     School Facilities Construction, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
      6/15/21 ...................................................................................       14,000,000       14,752,920
     School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 .....................       16,500,000       16,987,575
     School Facilities Construction, Series L, FSA Insured, 5.00%, 3/01/30 ......................       15,500,000       16,540,050
     School Facilities Construction, Series O, 5.125%, 3/01/28 ..................................        5,000,000        5,381,400
     School Facilities Construction, Series P, 5.00%, 9/01/30 ...................................        5,250,000        5,589,728
     School Facilities Construction, Series P, MBIA Insured, 5.00%, 9/01/30 .....................        5,480,000        5,887,438
     Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.25%,
      5/01/17 ...................................................................................        5,000,000        5,169,400
     Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.00%,
      5/01/18 ...................................................................................        2,000,000        2,057,480
  New Jersey EDA School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ..........        1,640,000        1,643,001
  New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding,
   AMBAC Insured, 5.75%, 3/15/20 ................................................................        4,605,000        4,658,971


174 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW JERSEY (CONTINUED)
  New Jersey EDA Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A,
   MBIA Insured, 5.80%, 3/01/24 .................................................................   $    1,000,000   $    1,031,180
  New Jersey Health Care Facilities Financing Authority Department of Human Services Revenue,
   Greystone Park Psychiatric Hospital, AMBAC Insured, 5.00%, 9/15/27 ...........................        5,000,000        5,347,050
  New Jersey Health Care Facilities Financing Authority Revenue,
     Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 ....................................        5,000,000        5,338,850
     Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ...........................        7,500,000        7,674,075
     Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 ..........................................        5,725,000        5,939,630
     Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 .........................        5,000,000        5,170,400
     Englewood Hospital, MBIA Insured, 5.00%, 8/01/31 ...........................................        9,275,000        9,716,954
     Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 .......................................        2,820,000        2,959,449
     Hackensack University Medical Center, 6.00%, 1/01/34 .......................................       10,000,000       10,612,000
     Holy Name Hospital, 5.00%, 7/01/36 .........................................................        5,000,000        5,184,450
     Holy Name Hospital, Refunding, 6.00%, 7/01/25 ..............................................        3,000,000        3,080,280
     Holy Name Hospital, Refunding, AMBAC Insured, 5.25%, 7/01/20 ...............................        3,000,000        3,071,610
     Hunterdon Medical Center, Series A, 5.125%, 7/01/35 ........................................        2,000,000        2,116,060
     Hunterdon Medical Center, Series B, 5.00%, 7/01/36 .........................................        7,135,000        7,526,069
     Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 ..................................        7,000,000        7,277,060
     JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 .......................        7,855,000        8,046,662
     Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 ................        6,785,000        6,948,790
     Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 .....................        6,500,000        6,835,140
     Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ......................       20,000,000       20,889,200
     Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ....................................        5,000,000        5,336,750
     Somerset Medical Center, 5.75%, 7/01/28 ....................................................       11,000,000       11,618,420
     South Jersey Hospital, 5.00%, 7/01/36 ......................................................        8,000,000        8,375,760
     South Jersey Hospital, 5.00%, 7/01/46 ......................................................       15,200,000       15,878,528
     South Jersey Hospital, Pre-Refunded, 5.875%, 7/01/21 .......................................       10,000,000       11,036,300
     South Jersey Hospital, Pre-Refunded, 6.00%, 7/01/32 ........................................       18,600,000       20,638,932
     Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ................................        2,000,000        2,026,920
     St Barnabas Health Care System, Series A, 5.00%, 7/01/29 ...................................       12,000,000       12,481,080
     St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%,
      7/01/16 ...................................................................................        1,000,000        1,016,460
     St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%,
      7/01/26 ...................................................................................        1,000,000        1,017,250
     St. Peters University Hospital, Series A, 6.875%, 7/01/30 ..................................        1,500,000        1,643,070
  New Jersey State Building Authority State Building Revenue, Refunding, 5.00%, 6/15/15 .........        5,000,000        5,117,150
  New Jersey State Educational Facilities Authority Revenue,
     Capital Improvement Funding Project, Series A, FSA Insured, Pre-Refunded, 5.00%,
      9/01/20 ...................................................................................        8,000,000        8,358,800
     FGIC Insured, Pre-Refunded, 5.50%, 7/01/30 .................................................        6,615,000        7,000,655
     Kean University, Series B, MBIA Insured, 5.00%, 7/01/30 ....................................        5,240,000        5,682,308
     Kean University, Series D, FGIC Insured, 5.00%, 7/01/33 ....................................       10,000,000       10,570,400
     Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/31 .............        8,000,000        8,655,840
     Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36 .............       10,000,000       10,771,200
     Montclair State University, Series F, FGIC Insured, Pre-Refunded, 5.00%, 7/01/31 ...........        5,000,000        5,271,500
     Princeton University, Refunding, Series A, 5.00%, 7/01/30 ..................................        5,000,000        5,365,350
     Princeton University, Refunding, Series D, 5.00%, 7/01/29 ..................................        1,000,000        1,070,080


                                                             Annual Report | 175

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW JERSEY (CONTINUED)
  New Jersey State Educational Facilities Authority Revenue, (continued)
     Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%,
      7/01/25 ...................................................................................   $    1,000,000   $    1,054,300
     Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%,
      7/01/31 ...................................................................................        1,500,000        1,581,450
     Ramapo College of New Jersey, Series D, MBIA Insured, Pre-Refunded, 5.00%,
      7/01/36 ...................................................................................        6,745,000        7,419,500
     Ramapo College of New Jersey, Series E, FGIC Insured, Pre-Refunded, 5.00%, 7/01/34 .........        2,000,000        2,169,340
     Richard Stockton College, Refunding, Series F, AMBAC Insured, 5.00%, 7/01/28 ...............        3,370,000        3,611,292
     Richard Stockton College, Series F, MBIA Insured, 5.00%, 7/01/31 ...........................        5,395,000        5,802,376
     Rowan University, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24 .......................        1,755,000        1,884,519
     Rowan University, Series C, FGIC Insured, 5.00%, 7/01/31 ...................................        2,000,000        2,101,100
     Rowan University, Series G, MBIA Insured, 5.00%, 7/01/25 ...................................        1,470,000        1,590,511
     Rowan University, Series G, MBIA Insured, 5.00%, 7/01/26 ...................................        1,000,000        1,081,170
     Rowan University, Series K, FGIC Insured, 5.00%, 7/01/27 ...................................        1,000,000        1,054,810
     Rowan University, Series K, FGIC Insured, 5.00%, 7/01/33 ...................................        1,000,000        1,051,860
     Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 .....................        1,870,000        1,958,563
     Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ..................................        1,100,000        1,126,411
     Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ..................................        1,575,000        1,605,240
     University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 .................        2,700,000        2,791,368
  New Jersey State Highway Authority Garden State Parkway General Revenue, ETM, 6.20%,
   1/01/10 ......................................................................................        5,000,000        5,237,650
  New Jersey State Housing and Mortgage Finance Agency MFHR,
     Series A1, FSA Insured, 6.35%, 11/01/31 ....................................................        2,000,000        2,097,260
     Series B, FSA Insured, 6.25%, 11/01/26 .....................................................        1,480,000        1,551,247
     Series D, FSA Insured, 5.50%, 5/01/22 ......................................................          845,000          875,276
     Series E1, FSA Insured, 5.70%, 5/01/20 .....................................................        2,790,000        2,916,889
     Series E1, FSA Insured, 5.75%, 5/01/25 .....................................................        1,295,000        1,352,589
  New Jersey State Housing and Mortgage Finance Agency Revenue, Home Buyer,
     Series CC, MBIA Insured, 5.875%, 10/01/31 ..................................................        1,355,000        1,400,013
     Series U, MBIA Insured, 5.85%, 4/01/29 .....................................................        4,275,000        4,365,416
  New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants,
   Series A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 .......................................        2,000,000        2,117,480
  New Jersey State Transportation Trust Fund Authority Revenue,
     Capital Appreciation, Transportation System, Series C, FSA Insured, zero cpn.,
      12/15/33 ..................................................................................       10,000,000        3,242,900
     Transportation System, Series B, MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 ...............       10,000,000       10,595,400
     Transportation System, Series D, FSA Insured, 5.00%, 6/15/20 ...............................        7,000,000        7,565,600
  New Jersey State Turnpike Authority Turnpike Revenue,
     Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
      5.15% thereafter, 1/01/35 .................................................................        7,500,000        5,442,750
     Series A, AMBAC Insured, 5.00%, 1/01/30 ....................................................       13,500,000       14,316,480
     Series A, FGIC Insured, 5.00%, 1/01/27 .....................................................        6,500,000        6,904,365
     Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 .......................................        7,500,000        7,894,575
     Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 .......................................       16,300,000       17,114,185
     Series C, FSA Insured, 5.00%, 1/01/35 ......................................................       22,675,000       24,230,959


176 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW JERSEY (CONTINUED)
  Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, MBIA Insured,
   Pre-Refunded,
     5.00%, 1/01/26 .............................................................................   $    3,245,000   $    3,503,237
     5.50%, 1/01/27 .............................................................................        3,240,000        3,594,780
     5.50%, 1/01/28 .............................................................................        2,000,000        2,219,000
     5.00%, 1/01/34 .............................................................................       29,155,000       31,475,155
     5.00%, 1/01/37 .............................................................................        3,965,000        4,280,535
  North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
     8/01/22 ....................................................................................        1,000,000        1,047,400
     8/01/31 ....................................................................................        1,000,000        1,045,330
  North Plainfield Board of Education GO, FSA Insured, Pre-Refunded, 4.875%, 8/15/25 ............        1,020,000        1,071,673
  Ocean County Board of Education GO, Cape May, FGIC Insured, Pre-Refunded, 5.00%,
     4/01/21 ....................................................................................        2,155,000        2,265,767
     4/01/22 ....................................................................................        2,142,000        2,252,099
  Passaic County Improvement Authority Lease Revenue, Preakness Healthcare Center Project,
   AMBAC Insured, 5.00%, 5/01/35 ................................................................        8,045,000        8,565,190
  Passaic County Improvement Authority Parking Facilities Revenue, Paterson Parking Deck
   Project, Series A, FSA Insured, 5.00%, 4/15/35 ...............................................        1,375,000        1,464,485
  Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured,
   5.75%, 12/01/22 ..............................................................................        8,925,000        9,460,768
  Rutgers State University COP, AMBAC Insured, 5.00%, 1/01/34 ...................................        1,000,000        1,059,750
  South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured,
   5.50%, 8/01/24 ...............................................................................        1,720,000        1,731,404
  South Jersey Transportation Authority Transportation System Revenue, AMBAC Insured, 5.00%,
   11/01/29 .....................................................................................       12,000,000       12,453,000
  Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Pre-Refunded, 6.00%,
   6/01/37 ......................................................................................       13,000,000       14,437,410
  Union County Utilities Authority Solid Waste Revenue, Sub Lease, Ogden Martin, Refunding,
   Series A, AMBAC Insured, 5.35%, 6/01/23 ......................................................        2,535,000        2,603,673
  University of Medicine and Dentistry COP,
     AMBAC Insured, 5.00%, 4/15/32 ..............................................................        4,625,000        4,860,551
     MBIA Insured, 5.00%, 6/15/29 ...............................................................        2,090,000        2,227,501
     MBIA Insured, 5.00%, 6/15/36 ...............................................................       18,000,000       19,102,500
     Series A, MBIA Insured, 5.00%, 9/01/22 .....................................................        1,700,000        1,769,462
  University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
     12/01/24 ...................................................................................        2,500,000        2,651,925
     12/01/31 ...................................................................................       29,395,000       31,041,708
  Upper Freehold Regional School District GO, MBIA Insured, Pre-Refunded, 5.00%,
   2/15/35 ......................................................................................        8,730,000        9,628,666
  Washington Township Board of Education GO, Mercer County, FGIC Insured, Pre-Refunded,
   5.00%, 1/01/28 ...............................................................................        4,497,000        4,765,021
  West Orange County Board of Education COP, MBIA Insured, Pre-Refunded, 5.625%,
   10/01/29 .....................................................................................        2,000,000        2,115,820
  Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 ..........................................        1,220,000        1,281,781
                                                                                                                     --------------
                                                                                                                        906,950,174
                                                                                                                     --------------


                                                             Annual Report | 177

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK 4.8%
  Port Authority of New York and New Jersey Revenue,
     120th Series, MBIA Insured, 5.50%, 10/15/35 ................................................   $    5,000,000   $    5,094,000
     121st Series, MBIA Insured, 5.375%, 10/15/35 ...............................................        3,000,000        3,057,450
     Consolidated, 109th Series, FSA Insured, 5.375%, 7/15/27 ...................................        2,500,000        2,528,400
     Consolidated, 125th Series, FSA Insured, 5.00%, 4/15/32 ....................................       23,950,000       25,447,354
     Consolidated, 144th Series, 5.00%, 10/01/30 ................................................       10,000,000       10,755,600
     Consolidated, Refunding, 135th Series, XLCA Insured, 5.00%, 9/15/29 ........................        3,900,000        4,173,780
  Port Authority of New York and New Jersey Special Obligation Revenue, John F. Kennedy
   International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ....................................        8,000,000        8,262,880
                                                                                                                     --------------
                                                                                                                         59,319,464
                                                                                                                     --------------

  PENNSYLVANIA 1.6%
  Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured, 5.75%,
     1/01/22 ....................................................................................        8,500,000        8,976,425
     1/01/26 ....................................................................................       10,000,000       10,552,200
                                                                                                                     --------------
                                                                                                                         19,528,625
                                                                                                                     --------------

  U.S. TERRITORIES 18.0%
  PUERTO RICO 17.0%
  Puerto Rico Commonwealth GO, Public Improvement,
     FSA Insured, Pre-Refunded, 5.125%, 7/01/30 .................................................       13,655,000       14,492,188
     Refunding, FSA Insured, 5.125%, 7/01/30 ....................................................        8,350,000        8,793,552
     Series A, 5.00%, 7/01/29 ...................................................................       10,000,000       10,505,600
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 .......................................        3,000,000        3,203,130
     Series A, Pre-Refunded, 5.00%, 7/01/27 .....................................................       11,555,000       12,337,389
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   a Refunding, Series N, MBIA Insured, 5.25%, 7/01/32 ..........................................       10,000,000       11,924,500
     Series B, Pre-Refunded, 6.00%, 7/01/39 .....................................................       10,000,000       10,843,200
     Series D, Pre-Refunded, 5.375%, 7/01/36 ....................................................        5,000,000        5,428,650
     Series D, Pre-Refunded, 5.25%, 7/01/38 .....................................................        5,000,000        5,398,600
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, Series A,
   ETM, 5.50%, 10/01/32 .........................................................................        1,000,000        1,072,280
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
     5.00%, 7/01/37 .............................................................................        8,000,000        8,451,120
     Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 ......................................       13,000,000       13,279,240
  Puerto Rico Electric Power Authority Power Revenue,
     Series II, 5.25%, 7/01/31 ..................................................................       18,000,000       19,195,920
     Series RR, FGIC Insured, 5.00%, 7/01/35 ....................................................       48,440,000       51,872,943
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ....................        1,000,000        1,033,600
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
     Refunding, Series D, 5.375%, 7/01/33 .......................................................        6,830,000        7,252,231
     Series D, Pre-Refunded, 5.375%, 7/01/33 ....................................................       18,170,000       19,663,574
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
   MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 ...................................................        5,000,000        5,286,850
                                                                                                                     --------------
                                                                                                                        210,034,567
                                                                                                                     --------------


178 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES (CONTINUED)
  VIRGIN ISLANDS 1.0%
  Virgin Islands PFAR,
     Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ............................   $    5,000,000   $    5,303,600
     senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/15 .........................        2,500,000        2,583,875
     senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .........................        3,045,000        3,144,815
     senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .........................        2,000,000        2,066,160
                                                                                                                     --------------
                                                                                                                         13,098,450
                                                                                                                     --------------
  TOTAL U.S. TERRITORIES ........................................................................                       223,133,017
                                                                                                                     --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,154,775,362) .............................................                     1,223,729,340
                                                                                                                     --------------

  SHORT TERM INVESTMENTS 1.0%
  MUNICIPAL BONDS 1.0%
  NEW JERSEY 0.8%
b New Jersey EDA Revenue, School Facilities Construction, Sub Series R-3, Daily VRDN and Put,
   3.58%, 9/01/31 ...............................................................................          605,000          605,000
b New Jersey Sports and Exposition Authority State Contract Revenue, Refunding, Series B-2,
   MBIA Insured, Weekly VRDN and Put, 3.47%, 3/01/21 ............................................        1,240,000        1,240,000
b New Jersey State Educational Facilities Authority Revenue, Princeton University, Series B,
   Daily VRDN and Put, 3.62%, 7/01/21 ...........................................................        8,500,000        8,500,000
                                                                                                                     --------------
                                                                                                                         10,345,000
                                                                                                                     --------------

  NEW YORK 0.1%
b Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
   Series 2, Daily VRDN and Put, 3.63%, 5/01/19 .................................................        1,600,000        1,600,000
                                                                                                                     --------------

  U.S. TERRITORIES 0.1%
  PUERTO RICO 0.1%
b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
   MBIA Insured, Weekly VRDN and Put, 3.34%, 12/01/15 ...........................................          800,000          800,000
b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Series A, AMBAC Insured, Weekly VRDN and Put, 3.42%, 7/01/28 .................................          200,000          200,000
                                                                                                                     --------------
  TOTAL U.S. TERRITORIES ........................................................................                         1,000,000
                                                                                                                     --------------
  TOTAL SHORT TERM INVESTMENTS (COST $12,945,000) ...............................................                        12,945,000
                                                                                                                     --------------
  TOTAL INVESTMENTS (COST $1,167,720,362) 99.9% .................................................                     1,236,674,340
  OTHER ASSETS, LESS LIABILITIES 0.1% ...........................................................                         1,031,213
                                                                                                                     --------------
  NET ASSETS 100.0% .............................................................................                    $1,237,705,553
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 198.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 179

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                             -----------------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28,
CLASS A                                                             2007           2006           2005           2004 e        2003
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $     11.89    $     11.90    $     11.95    $     11.69   $     11.52
                                                             -----------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ...............................          0.48           0.50           0.52           0.54          0.53

   Net realized and unrealized gains (losses) ............          0.04             --          (0.04)          0.24          0.18
                                                             -----------------------------------------------------------------------
Total from investment operations .........................          0.52           0.50           0.48           0.78          0.71
                                                             -----------------------------------------------------------------------
Less distributions from net investment income ............         (0.48)         (0.51)         (0.53)         (0.52)        (0.54)
                                                             -----------------------------------------------------------------------
Redemption fees ..........................................            -- d           -- d           -- d           --            --
                                                             -----------------------------------------------------------------------
Net asset value, end of year .............................   $     11.93    $     11.89    $     11.90    $     11.95   $     11.69
                                                             =======================================================================

Total return c ...........................................          4.53%          4.28%          4.15%          6.87%         6.32%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $   686,892    $   625,326    $   570,324    $   554,871   $   559,531

Ratios to average net assets:

   Expenses ..............................................          0.65%          0.66%          0.65%          0.65%         0.65%

   Net investment income .................................          4.19%          4.20%          4.40%          4.62%         4.63%

Portfolio turnover rate ..................................          4.86%          4.96%         10.45%          4.82%         8.92%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


180 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                             -----------------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28,
CLASS C                                                             2007           2006           2005           2004 e        2003
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $     12.00    $     12.01    $     12.06    $     11.79   $     11.61
                                                             -----------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ...............................          0.43           0.44           0.46           0.48          0.48

   Net realized and unrealized gains (losses) ............          0.04          (0.01)         (0.05)          0.25          0.18
                                                             -----------------------------------------------------------------------
Total from investment operations .........................          0.47           0.43           0.41           0.73          0.66
                                                             -----------------------------------------------------------------------
Less distributions from net investment income ............         (0.42)         (0.44)         (0.46)         (0.46)        (0.48)
                                                             -----------------------------------------------------------------------
Redemption fees ..........................................            -- d           -- d           -- d           --            --
                                                             -----------------------------------------------------------------------
Net asset value, end of year .............................   $     12.05    $     12.00    $     12.01    $     12.06   $     11.79
                                                             =======================================================================

Total return c ...........................................          3.99%          3.66%          3.55%          6.30%         5.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $    91,743    $    84,268    $    75,266    $    80,108   $    75,491

Ratios to average net assets:

   Expenses ..............................................          1.20%          1.21%          1.20%          1.22%         1.17%

   Net investment income .................................          3.64%          3.65%          3.85%          4.05%         4.11%

Portfolio turnover rate ..................................          4.86%          4.96%         10.45%          4.82%         8.92%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 181

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.3%
  MUNICIPAL BONDS 97.3%
  OREGON 81.9%
  Bend Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.375%, 10/01/20 .............................   $    1,550,000   $    1,640,350
  Benton and Linn County School District No. 509J GO, Corvallis, FSA Insured, 5.00%,
   6/01/22 ......................................................................................        5,000,000        5,321,650
  Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project,
   Refunding,
    5.20%, 10/01/17 .............................................................................        4,000,000        4,109,920
    5.125%, 10/01/28 ............................................................................        4,500,000        4,603,995
  Clackamas County Hospital Facility Authority Revenue,
    Gross Willamette Falls Project, Refunding, 5.375%, 4/01/22 ..................................        2,125,000        2,221,815
    Gross Willamette Falls Project, Refunding, 5.125%, 4/01/26 ..................................        1,000,000        1,016,150
    Kaiser Permanente, Series A, ETM, 5.375%, 4/01/14 ...........................................        2,500,000        2,612,525
    Willamette Falls Hospital Project, 6.00%, 4/01/19 ...........................................        1,000,000        1,035,630
    Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ....................................          500,000          507,125
    Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ....................................        1,500,000        1,525,845
  Clackamas County School District No. 7J Lake Oswego GO,
    MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ..................................................        5,000,000        5,266,600
    Refunding, FSA Insured, 5.25%, 6/01/25 ......................................................        3,075,000        3,590,954
  Clackamas County School District No. 86 GO, Canby, 5.25%, 6/15/20 .............................        3,000,000        3,147,810
  Clackamas County School District No. 108 GO, FSA Insured, Pre-Refunded, 5.00%,
   6/15/25 ......................................................................................        5,000,000        5,268,900
  Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36 .......................        2,315,000        2,326,876
  Coos County School District No. 13 GO, FSA Insured,
    5.00%, 6/15/22 ..............................................................................           55,000           57,858
    Pre-Refunded, 5.00%, 6/15/22 ................................................................        2,465,000        2,624,535
  Curry County School District No. 17-C Brookings Harbor GO, Pre-Refunded, 5.375%,
   12/15/20 .....................................................................................        2,750,000        2,918,823
  Deschutes and Jefferson Counties School District No. 2J Redmond GO, Series A, FGIC Insured,
   5.00%, 6/15/21 ...............................................................................        1,000,000        1,074,300
  Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured, Pre-Refunded,
   5.125%, 6/15/21 ..............................................................................        3,500,000        3,705,415
  Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 5.25%,
   11/01/21 .....................................................................................        1,000,000        1,089,420
  Gresham Stormwater Revenue, FGIC Insured, Pre-Refunded, 5.30%, 5/01/21 ........................        1,190,000        1,265,958
  High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30 ......................        1,010,000        1,037,240
  Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29 ...................................................        5,360,000        5,724,962
  Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
   Radian Insured, 5.375%,
    10/01/26 ....................................................................................        2,000,000        2,121,520
    10/01/31 ....................................................................................        2,000,000        2,124,100
  Jackson County School District No. 4 GO, FSA Insured,
    5.00%, 6/15/20 ..............................................................................        1,450,000        1,515,685
    Pre-Refunded, 5.00%, 6/15/20 ................................................................          550,000          579,579
  Jackson County School District No. 6 Central Point GO, Refunding, FSA Insured, 4.75%,
   6/15/20 ......................................................................................        2,155,000        2,274,172
  Jackson County School District No. 9 Eagle Point GO, Pre-Refunded, 5.00%,
    6/15/20 .....................................................................................        1,680,000        1,770,350
    6/15/21 .....................................................................................        1,500,000        1,580,670


182 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OREGON (CONTINUED)
  Klamath Falls Intercommunity Hospital Authority Revenue, Merle West Medical Center Project,
    Pre-Refunded, 6.25%, 9/01/31 ................................................................   $    3,290,000   $    3,728,425
    Refunding, 6.25%, 9/01/31 ...................................................................        1,960,000        2,144,534
    Refunding, Assured Guaranty, 5.00%, 9/01/36 .................................................        5,000,000        5,346,700
  Lane County School District No. 4J Eugene GO, FSA Insured, 4.75%, 7/01/22 .....................        5,150,000        5,358,317
  Lane and Douglas Counties School District No. 45J3 GO, South Lane District, Refunding,
   FSA Insured, 4.75%, 6/15/25 ..................................................................        3,510,000        3,649,171
  Lane County School District No. 19 Springfield GO, FSA Insured, zero cpn.,
    6/15/27 .....................................................................................        5,580,000        2,223,630
    6/15/28 .....................................................................................        2,000,000          759,540
    6/15/29 .....................................................................................        1,925,000          695,734
  Lane County School District No. 52 Bethel GO, Refunding, FSA Insured, 5.00%, 6/15/20 ..........        5,700,000        6,037,953
  Linn County Community School District No. 9 GO,
    Lebanon, FGIC Insured, Pre-Refunded, 5.55%, 6/15/21 .........................................        1,155,000        1,277,060
    Lebanon, FGIC Insured, Pre-Refunded, 5.60%, 6/15/30 .........................................        9,495,000       10,524,828
    MBIA Insured, Pre-Refunded, 5.375%, 6/15/30 .................................................        5,000,000        5,268,650
  Linn County School District No. 55 GO, Sweet Home, FSA Insured, Pre-Refunded, 5.00%,
   6/15/29 ......................................................................................        1,000,000        1,053,780
  Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%,
   10/20/25 .....................................................................................        1,105,000        1,161,521
  Medford Hospital Facilities Authority Revenue, Asante Health System,
    Refunding, Series A, MBIA Insured, 5.00%, 8/15/18 ...........................................        2,570,000        2,631,038
    Refunding, Series A, MBIA Insured, 5.00%, 8/15/24 ...........................................        1,715,000        1,754,925
    Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/24 ........................................        3,585,000        3,690,040
  Multnomah County Educational Facilities Revenue, University of Portland Project, 6.00%,
   4/01/25 ......................................................................................        2,000,000        2,118,640
  Multnomah County GO, Refunding, AMBAC Insured, 4.50%, 8/01/19 .................................        1,500,000        1,559,310
  Multnomah County School District No. 7 Reynolds GO, Series 2005, MBIA Insured, 5.00%,
   6/01/35 ......................................................................................        3,220,000        3,320,657
  Multnomah County School District No. 40 GO, FSA Insured, Pre-Refunded, 5.00%,
   12/01/20 .....................................................................................        3,490,000        3,656,822
  Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
   Pre-Refunded, 5.00%, 6/15/21 .................................................................        5,000,000        5,268,900
  Multnomah-Clackamas Counties Centennial School District No. 28-JT GO, Capital Appreciation,
   AMBAC Insured, zero cpn., 6/01/16 ............................................................        2,260,000        1,552,597
  Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam Fishway
   Project, 5.20%, 12/01/24 .....................................................................        5,000,000        5,002,200
  Oak Lodge Water District GO, AMBAC Insured,
    7.40%, 12/01/08 .............................................................................          215,000          216,909
    7.50%, 12/01/09 .............................................................................          215,000          216,954
  Oregon Coast Community College District GO, MBIA Insured, 5.00%, 6/15/23 ......................        3,745,000        4,010,970
  Oregon Health and Science University Revenue,
    Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 7/01/21 .................       11,480,000        6,321,118
    Series A, MBIA Insured, 5.00%, 7/01/32 ......................................................       24,750,000       26,049,127
  Oregon State Department of Administrative Services COP,
    FSA Insured, 4.625%, 5/01/30 ................................................................        7,795,000        8,041,322
    Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 ..........................................       10,000,000       10,331,500


                                                             Annual Report | 183

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OREGON (CONTINUED)
  Oregon State Department of Administrative Services COP, (continued)
    Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 ..........................................   $    7,500,000   $    7,891,950
    Refunding, Series B, FSA Insured, 5.00%, 5/01/21 ............................................        1,930,000        2,066,335
    Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 .......................................        2,000,000        2,157,240
    Series A, FSA Insured, 5.00%, 5/01/23 .......................................................        2,695,000        2,886,641
    Series B, FGIC Insured, 5.00%, 11/01/30 .....................................................       19,100,000       20,499,266
  Oregon State Department of Administrative Services Lottery Revenue, Oregon Administration,
   Lottery, Series A, FSA Insured, 5.00%,
    4/01/25 .....................................................................................        5,000,000        5,432,650
    4/01/27 .....................................................................................        4,000,000        4,335,720
  Oregon State Department of Transportation Highway User Tax Revenue,
    Refunding, Series A, 5.00%, 11/15/22 ........................................................        1,200,000        1,289,424
    Refunding, Series A, 5.00%, 11/15/23 ........................................................        1,260,000        1,352,169
    Refunding, Series A, 5.00%, 11/15/25 ........................................................        1,295,000        1,386,168
    Refunding, Series A, 5.00%, 11/15/29 ........................................................        3,330,000        3,550,746
    Series A, 5.125%, 11/15/23 ..................................................................        5,000,000        5,351,950
    Series A, 5.125%, 11/15/26 ..................................................................       14,200,000       15,192,012
    Series A, 5.00%, 11/15/28 ...................................................................        5,000,000        5,334,900
    Series A, 5.00%, 11/15/31 ...................................................................        5,540,000        5,976,663
a Oregon State EDR, Georgia-Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 .................        7,910,000        7,979,766
  Oregon State Facilities Authority Revenue,
    Senior College in Student Housing Project, Series A, XLCA Insured, 5.00%, 7/01/35 ...........        3,660,000        3,890,068
    Willamette University Projects, Refunding, Series A, FGIC Insured, 5.00%, 10/01/35 ..........        5,210,000        5,588,715
  Oregon State GO,
    Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 ..........................        6,000,000        6,156,000
    Board of Higher Education, Series A, Pre-Refunded, 5.65%, 8/01/27 ...........................        4,440,000        4,520,719
    Board of Higher Education, Series C, Pre-Refunded, 5.65%, 8/01/27 ...........................        1,460,000        1,486,543
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ............................          910,000          915,433
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ............................          455,000          457,798
    Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 ...........................        1,435,000        1,459,567
    Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ............................        1,410,000        1,420,434
    Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ............................        2,015,000        2,029,085
    Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ............................          335,000          335,787
    State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/30 ........................        1,705,000        1,830,676
    State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/31 ........................        2,000,000        2,093,960
    State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/35 ........................        6,000,000        6,428,940
    State Board of Higher Education, Refunding, Series E, 5.00%, 8/01/29 ........................        7,745,000        8,247,108
    State Board of Higher Education, Series A, 5.00%, 8/01/31 ...................................        2,695,000        2,906,611
    State Board of Higher Education, Series A, 5.00%, 8/01/36 ...................................        2,715,000        2,923,783
    State Board of Higher Education, Series A, Pre-Refunded, 5.60%, 8/01/25 .....................        8,000,000        8,434,880
    State Board of Higher Education, Series A, Pre-Refunded, 5.50%, 8/01/29 .....................        2,000,000        2,104,160
    Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 .............................................          740,000          756,043
    Veteran's Welfare, Series 77, 5.30%, 10/01/29 ...............................................        1,835,000        1,871,113
    Veteran's Welfare, Series A, 5.70%, 10/01/32 ................................................        2,480,000        2,509,413


184 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OREGON (CONTINUED)
  Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
    Peacehealth, AMBAC Insured, 5.00%, 11/15/26 .................................................   $    5,500,000   $    5,793,150
    Reed College Project, Series A, 5.75%, 7/01/32 ..............................................       10,735,000       11,462,726
  Oregon State Housing and Community Services Department MFHR, Series B, 6.00%,
   7/01/31 ......................................................................................        5,000,000        5,154,350
  Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
    Series A, 6.35%, 7/01/14 ....................................................................          520,000          533,385
    Series A, 6.40%, 7/01/18 ....................................................................          265,000          265,859
    Series A, 6.45%, 7/01/26 ....................................................................          660,000          662,211
    Series C, 6.20%, 7/01/15 ....................................................................          550,000          553,460
    Series C, 6.40%, 7/01/26 .................................................................             310,000          311,042
    Series D, 6.80%, 7/01/27 ....................................................................          480,000          494,683
    Series H, FHA Insured, 5.75%, 7/01/30 .......................................................        1,710,000        1,752,716
  Polk Marion and Benton Counties School District No. 13J GO, FSA Insured, Pre-Refunded,
   5.80%, 6/15/20 ...............................................................................        1,985,000        2,117,499
  Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 ..............................          945,000          949,848
  Port of Portland International Airport Revenue, Portland International Airport,
    Refunding, Series D, FGIC Insured, 5.00%, 7/01/23 ...........................................        3,000,000        3,114,690
    Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 .......................................        2,800,000        3,195,500
    Series 12C, FGIC Insured, 5.00%, 7/01/18 ....................................................        1,500,000        1,546,125
    Series A, AMBAC Insured, 5.50%, 7/01/24 .....................................................       22,000,000       23,049,180
  Port St. Helens PCR, Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ..........        3,600,000        3,667,752
  Portland Community College District GO, Series B, Pre-Refunded, 5.00%,
    6/01/20 .....................................................................................        7,185,000        7,562,356
    6/01/21 .....................................................................................        6,290,000        6,620,351
  Portland GO,
    Central City Streetcar Project, Series A, 4.75%, 4/01/21 ....................................        3,600,000        3,661,668
    Limited Tax, Series A, 5.00%, 4/01/18 .......................................................        1,000,000        1,014,570
    Limited Tax, Series A, 5.00%, 6/01/24 .......................................................       10,000,000       10,526,300
    Limited Tax, Series A, MBIA Insured, 5.125%, 6/01/30 ........................................        6,315,000        6,690,679
    Limited Tax, Series B, zero cpn., 6/01/21 ...................................................        1,000,000          549,460
  Portland Housing Authority MFR,
    Berry Ridge Project, 6.30%, 5/01/29 .........................................................        1,500,000        1,505,805
    Housing, Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 ...................        2,000,000        2,088,580
  Portland MFR,
    Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 .....................................        1,000,000        1,009,440
    Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37 ................        3,175,000        3,305,270
  Portland River District Urban Renewal and Redevelopment Revenue, Series A, AMBAC Insured,
   5.00%, 6/15/21 ...............................................................................        3,000,000        3,195,780
  Portland Sewer System Revenue,
    first lien, Series A, FSA Insured, 5.00%, 10/01/24 ..........................................        6,235,000        6,668,083
    second lien, Refunding, Series A, FSA Insured, 5.00%, 6/01/23 ...............................        2,500,000        2,649,425
    second lien, Series B, MBIA Insured, 5.00%, 6/15/28 .........................................        5,105,000        5,501,250


                                                             Annual Report | 185

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  OREGON (CONTINUED)
  Portland Urban Renewal and Redevelopment Revenue, Interstate Corridor, Refunding, Series A,
   FGIC Insured, 5.00%,
    6/15/23 .....................................................................................   $    2,030,000   $    2,183,590
    6/15/24 .....................................................................................        1,295,000        1,392,034
    6/15/25 .....................................................................................        2,385,000        2,561,967
  Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center, Series A,
   AMBAC Insured, 5.50%, 6/15/20 ................................................................        3,000,000        3,189,750
  Portland Water System Revenue, MBIA Insured, 4.50%,
    10/01/27 ....................................................................................        3,725,000        3,835,930
    10/01/28 ....................................................................................        3,895,000        3,973,874
  Redmond GO, Series C, MBIA Insured, 5.00%, 6/01/33 ............................................        1,260,000        1,333,168
  Salem Hospital Facility Authority Revenue, Salem Hospital Project, Series A, 5.00%,
    8/15/27 .....................................................................................        7,500,000        7,939,650
    8/15/36 .....................................................................................       25,000,000       26,306,250
  Salem-Keizer School District No. 24J GO, Pre-Refunded, 5.00%, 6/01/19 .........................        9,500,000        9,783,100
  Southwestern Community College District GO, MBIA Insured, 5.00%, 6/01/28 ......................        1,100,000        1,176,329
  Sunrise Water Authority Water Revenue, sub. lien,
    Series B, XLCA Insured, 5.00%, 9/01/25 ......................................................        1,160,000        1,239,356
    XLCA Insured, 5.00%, 3/01/25 ................................................................        1,660,000        1,762,057
  Tillamook and Yamhill Counties School District No. 101, Nestucca Valley, FSA Insured, 5.00%,
   6/15/25 ......................................................................................        1,765,000        1,895,963
  Tri-County Metropolitan Transportation District Revenue, Limited Obligation, Airport Light
  Rail,
   Series 1, Pre-Refunded, 5.65%, 6/01/29 .......................................................       14,080,000       14,824,691
  Washington and Clackamas Counties School District No. 23 J Tigard GO,
    MBIA Insured, Pre-Refunded, 5.00%, 6/15/22 ..................................................        7,000,000        7,453,040
    Refunding, MBIA Insured, 5.00%, 6/15/20 .....................................................        6,260,000        7,009,447
    Refunding, MBIA Insured, 5.00%, 6/15/22 .....................................................        6,905,000        7,798,231
  Washington Clackamas and Yamhill Counties School District No. 88J GO, Sherwood, Series A,
   MBIA Insured, zero cpn.,
    6/15/27 .....................................................................................        3,500,000        1,393,385
    6/15/28 .....................................................................................        2,960,000        1,124,030
    12/15/31 ....................................................................................        3,515,000        1,124,308
  Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured, 5.00%,
   10/01/19 .....................................................................................        3,905,000        4,111,614
  Washington County GO,
    Obligations, Refunding, 5.00%, 6/01/24 ......................................................        3,680,000        4,024,227
    Obligations, Refunding, 4.375%, 6/01/26 .....................................................        4,375,000        4,504,500
    Pre-Refunded, 5.00%, 6/01/26 ................................................................       10,000,000       10,525,200
  Washington County School District No. 48J Beaverton GO, Pre-Refunded, 5.00%, 6/01/22 ..........        4,155,000        4,422,084
  Washington County Unified Sewer Agency Revenue, senior lien, Refunding, Series A, 6.20%,
   10/01/10 .....................................................................................          470,000          471,001
  Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO, FSA Insured,
   5.60%, 4/01/20 ...............................................................................        1,000,000        1,054,070
                                                                                                                     --------------
                                                                                                                        637,270,079
                                                                                                                     --------------


186 | Annual Report

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 15.4%
  PUERTO RICO 14.4%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
   Refunding, 5.625%, 5/15/43 ...................................................................   $ 10,000,000   $ 10,543,600
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
    5.00%, 7/01/29 ..............................................................................     10,000,000     10,505,600
    5.125%, 7/01/31 .............................................................................      9,885,000     10,254,304
    Pre-Refunded, 5.00%, 7/01/27 ................................................................     10,000,000     10,677,100
    Pre-Refunded, 5.125%, 7/01/31 ...............................................................      5,115,000      5,428,601
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
   Pre-Refunded, 5.50%, 7/01/36 .................................................................     13,000,000     14,786,070
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Series D, Pre-Refunded, 5.375%, 7/01/36 ......................................................     10,000,000     10,857,300
  Puerto Rico Electric Power Authority Power Revenue,
    Series II, 5.25%, 7/01/31 ...................................................................     12,000,000     12,797,280
    Series II, FSA Insured, 5.125%, 7/01/26 .....................................................      9,150,000      9,785,376
    Series RR, FGIC Insured, 5.00%, 7/01/35 .....................................................     10,000,000     10,708,700
  Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%,
   12/01/26 .....................................................................................        395,000        398,843
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    5.50%, 8/01/29 ..............................................................................      1,285,000      1,361,226
    Pre-Refunded, 5.50%, 8/01/29 ................................................................      3,715,000      4,027,952
                                                                                                                   ------------
                                                                                                                    112,131,952
                                                                                                                   ------------
  VIRGIN ISLANDS 1.0%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 ....................................................................................      1,635,000      1,689,854
    10/01/18 ....................................................................................      2,400,000      2,478,672
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/18 .....................................................................................      2,500,000      2,521,750
    7/01/21 .....................................................................................      1,400,000      1,416,450
                                                                                                                   ------------
                                                                                                                      8,106,726
                                                                                                                   ------------
  TOTAL U.S. TERRITORIES ........................................................................                   120,238,678
                                                                                                                   ------------
  TOTAL LONG TERM INVESTMENTS (COST $717,107,706) ...............................................                   757,508,757
                                                                                                                   ------------
  SHORT TERM INVESTMENTS 1.7%
  MUNICIPAL BONDS 1.7%
  OREGON 1.2%
b Multnomah County Hospital Facilities Authority Revenue, Holladay Park Plaza Project, Refunding,
   Daily VRDN and Put, 3.65%, 11/15/33 ..........................................................      1,800,000      1,800,000
b Oregon Health and Science University Revenue, Special Oshu Medical Group Project, Series A,
   Weekly VRDN and Put, 3.52%, 7/01/33 ..........................................................      1,400,000      1,400,000
b Oregon State GO, Series 73F, Weekly VRDN and Put, 3.50%, 12/01/17 .............................      4,300,000      4,300,000
b Oregon State Health Housing Educational and Cultural Facilities Authority Revenue, Guide Dogs
   for the Blind, Series A, Weekly VRDN and Put, 3.68%, 7/01/25 .................................      1,600,000      1,600,000
                                                                                                                   ------------
                                                                                                                      9,100,000
                                                                                                                   ------------


                                                             Annual Report | 187

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  U.S. TERRITORIES 0.5%
  PUERTO RICO 0.5%
b Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
   Weekly VRDN and Put, 3.34%, 12/01/15 .........................................................   $  2,500,000   $  2,500,000
b Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Series A, AMBAC Insured, Weekly VRDN and Put, 3.42%, 7/01/28 .................................      1,800,000      1,800,000
                                                                                                                   ------------
  TOTAL U.S. TERRITORIES ........................................................................                     4,300,000
                                                                                                                   ------------
  TOTAL SHORT TERM INVESTMENTS (COST $13,400,000) ...............................................                    13,400,000
                                                                                                                   ------------
  TOTAL INVESTMENTS (COST $730,507,706) 99.0% ...................................................                   770,908,757
  OTHER ASSETS, LESS LIABILITIES 1.0% ...........................................................                     7,726,343
                                                                                                                   ------------
  NET ASSETS 100.0% .............................................................................                  $778,635,100
                                                                                                                   ============

See Selected Portfolio Abbreviations on page 198.

a     See Note 8 regarding other considerations.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


188 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS A                                                 2007         2006        2005          2004 e      2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   10.44    $   10.48    $   10.62    $   10.51   $   10.29
                                                   -------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.44         0.46         0.47         0.47        0.50

   Net realized and unrealized gains (losses) ..        0.04        (0.04)       (0.15)        0.11        0.22
                                                   -------------------------------------------------------------
Total from investment operations ...............        0.48         0.42         0.32         0.58        0.72
                                                   -------------------------------------------------------------
Less distributions from net investment income ..       (0.45)       (0.46)       (0.46)       (0.47)      (0.50)
                                                   -------------------------------------------------------------
Redemption fees ................................          -- d         -- d         -- d         --          --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $   10.47    $   10.44    $   10.48    $   10.62   $   10.51
                                                   =============================================================

Total return c .................................        4.71%        4.08%        3.19%        5.66%       7.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 747,279    $ 718,293    $ 693,804    $ 732,998   $ 722,865

Ratios to average net assets:

   Expenses ....................................        0.66%        0.66%        0.66%        0.66%       0.66%

   Net investment income .......................        4.26%        4.37%        4.52%        4.51%       4.82%

Portfolio turnover rate ........................        6.99%       13.07%        7.48%       17.63%       6.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 189

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS B                                                 2007         2006         2005         2004 e      2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   10.47    $   10.51    $   10.65    $   10.54   $   10.31
                                                   -------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.39         0.40         0.41         0.42        0.44

   Net realized and unrealized gains (losses) ..        0.04        (0.04)       (0.14)        0.10        0.24
                                                   -------------------------------------------------------------
Total from investment operations ...............        0.43         0.36         0.27         0.52        0.68
                                                   -------------------------------------------------------------
Less distributions from net investment income ..       (0.39)       (0.40)       (0.41)       (0.41)      (0.45)
                                                   -------------------------------------------------------------
Redemption fees ................................          -- d         -- d         -- d         --          --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $   10.51    $   10.47    $   10.51    $   10.65   $   10.54
                                                   =============================================================

Total return c .................................        4.22%        3.51%        2.61%        5.06%       6.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $  43,897    $  47,623    $  51,913    $  50,112   $  36,575

Ratios to average net assets:

   Expenses ....................................        1.21%        1.21%        1.21%        1.21%       1.21%

   Net investment income .......................        3.71%        3.82%        3.97%        3.96%       4.27%

Portfolio turnover rate ........................        6.99%       13.07%        7.48%       17.63%       6.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


190 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                   -------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                 2007         2006         2005         2004 e      2003
                                                   -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   10.51    $   10.56    $   10.69    $   10.58   $   10.35
                                                   -------------------------------------------------------------
Income from investment operations a:

   Net investment income b .....................        0.39         0.40         0.42         0.42        0.45

   Net realized and unrealized gains (losses) ..        0.04        (0.05)       (0.15)        0.10        0.23
                                                   -------------------------------------------------------------
Total from investment operations ...............        0.43         0.35         0.27         0.52        0.68
                                                   -------------------------------------------------------------
Less distributions from net investment income ..       (0.39)       (0.40)       (0.40)       (0.41)      (0.45)
                                                   -------------------------------------------------------------
Redemption fees ................................          -- d         -- d         -- d         --          --
                                                   -------------------------------------------------------------
Net asset value, end of year ...................   $   10.55    $   10.51    $   10.56    $   10.69   $   10.58
                                                   =============================================================

Total return c .................................        4.19%        3.40%        2.69%        5.04%       6.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 100,495    $  88,237    $  79,551    $  81,137   $  74,605

Ratios to average net assets:

   Expenses ....................................        1.21%        1.21%        1.21%        1.23%       1.19%

   Net investment income .......................        3.71%        3.82%        3.97%        3.94%       4.29%

Portfolio turnover rate ........................        6.99%       13.07%        7.48%       17.63%       6.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     For the year ended February 29.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 191

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.0%
  MUNICIPAL BONDS 99.0%
  PENNSYLVANIA 92.0%
  Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport, Refunding,
   FGIC Insured, 5.75%, 1/01/18 ..................................................................  $    1,000,000   $    1,054,320
  Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding, Series B,
   MBIA Insured, 5.00%, 1/01/19 ..................................................................       6,000,000        6,122,460
  Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 ...........................................       4,000,000        4,144,760
  Allegheny County GO,
     MBIA Insured, Pre-Refunded, 5.00%, 11/01/27 .................................................       1,000,000        1,068,900
   a Series C-60, FSA Insured, 5.00%, 11/01/32 ...................................................       4,650,000        5,037,392
  Allegheny County Higher Education Building Authority University Revenue, Duquesne University,
   Series A, XLCA Insured, 5.00%,
     3/01/29 .....................................................................................       5,000,000        5,374,400
     3/01/33 .....................................................................................       6,630,000        7,105,769
  Allegheny County Hospital Development Authority Revenue,
     Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded, 6.25%,
      9/01/20 ....................................................................................      10,000,000       10,129,600
     Health Center, Canterbury Place, Refunding, MBIA Insured, 5.375%, 12/01/21 ..................       4,500,000        4,646,520
     Health System, Refunding, Series A, MBIA Insured, 6.50%, 11/15/30 ...........................      10,000,000       11,059,200
     University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured, 5.625%,
      4/01/27 ....................................................................................      10,450,000       10,671,331
  Allegheny County IDAR,
     Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 .............................       2,000,000        2,043,740
     Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ............................      10,000,000       10,371,300
     Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 .............................       7,530,000        7,811,396
     Refunding, Series A, MBIA Insured, 5.00%, 11/01/29 ..........................................       5,000,000        5,263,500
     Refunding, Series B, MBIA Insured, 5.00%, 11/01/29 ..........................................       9,000,000        9,474,300
  Allegheny County Port Authority Special Revenue, Transportation,
     MBIA Insured, Pre-Refunded, 6.125%, 3/01/29 .................................................      15,000,000       15,860,400
     Refunding, FGIC Insured, 5.00%, 3/01/25 .....................................................      13,250,000       13,882,157
     Refunding, FGIC Insured, 5.00%, 3/01/29 .....................................................      16,500,000       17,274,675
  Allegheny County Residential Finance Authority Mortgage Revenue, SFM,
     Refunding, Series DD-1, GNMA Secured, 5.35%, 11/01/19 .......................................         265,000          271,153
     Refunding, Series DD-2, GNMA Secured, 5.40%, 11/01/29 .......................................       1,350,000        1,380,861
     Series FF-2, GNMA Secured, 6.00%, 11/01/31 ..................................................         130,000          134,456
     Series II-2, GNMA Secured, 5.90%, 11/01/32 ..................................................         910,000          949,321
  Allegheny County Sanitation Authority Sewer Revenue, Refunding, Series A, MBIA Insured,
   5.00%, 12/01/30 ...............................................................................       7,000,000        7,506,240
  Allegheny Valley School District GO, MBIA Insured, 5.00%, 11/01/28 .............................       1,550,000        1,656,547
  Allentown Parking Authority Parking Revenue, FSA Insured, 5.00%, 11/15/35 ......................       4,430,000        4,749,004
  Armstrong County GO, Refunding, MBIA Insured, 5.40%, 6/01/31 ...................................       2,500,000        2,656,100
  Beary Valley Joint Authority Water Revenue, FSA Insured, Pre-Refunded, 5.00%, 5/01/29 ..........       1,000,000        1,073,780
  Bedford County GO, AMBAC Insured, 5.00%, 9/01/35 ...............................................       6,000,000        6,423,780
  Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ..............................................       3,675,000        3,855,479
  Butler Area School District GO, FSA Insured, Pre-Refunded, 5.00%, 4/01/31 ......................       4,000,000        4,328,640
  Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ...................       3,100,000        3,211,197
  Chichester School District GO, FSA Insured, 5.00%, 3/15/26 .....................................       1,830,000        1,941,667
  Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
     5.40%, 7/01/07 ..............................................................................         540,000          541,955
     5.55%, 7/01/09 ..............................................................................       2,365,000        2,419,797


192 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, (continued)
     5.60%, 7/01/10 ..............................................................................  $      600,000   $      613,956
     5.75%, 7/01/12 ..............................................................................       1,795,000        1,837,200
     5.75%, 7/01/17 ..............................................................................         700,000          716,198
     5.625%, 7/01/21 .............................................................................       1,500,000        1,527,765
  Council Rock School District GO, Series A, MBIA Insured, Pre-Refunded, 5.00%, 11/15/22 .........       5,180,000        5,483,496
  Cumberland County Municipal Authority College Revenue, Dickinson College, Series A,
    AMBAC Insured, Pre-Refunded, 5.50%, 11/01/30 .................................................       1,200,000        1,276,536
  Dauphin County General Authority Health System Revenue, Pinnacle Health, MBIA Insured,
     5.50%, 5/15/17 ..............................................................................       1,015,000        1,028,337
     Pre-Refunded, 5.50%, 5/15/17 ................................................................         985,000          998,376
  Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
     Refunding, Series A, MBIA Insured, 6.50%, 7/01/12 ...........................................       4,500,000        4,503,915
     Series B, MBIA Insured, ETM, 6.25%, 7/01/16 .................................................       5,000,000        5,632,800
  Deer Lakes School District GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 1/15/23 .............       1,000,000        1,011,890
  Delaware County Authority College Revenue,
     Cabrini College, Radian Insured, Pre-Refunded, 5.875%, 7/01/29 ..............................       5,245,000        5,508,247
     Cabrini College, Refunding, Radian Insured, 5.875%, 7/01/29 .................................       1,140,000        1,186,877
     Eastern College, Series C, 5.625%, 10/01/28 .................................................       2,210,000        2,243,393
     Haverford College, 5.75%, 11/15/29 ..........................................................       3,500,000        3,758,405
     Haverford College, 6.00%, 11/15/30 ..........................................................       1,750,000        1,894,760
  Delaware County Authority Hospital Revenue, Crozer Keystone Obligation, Group A, 5.00%,
   12/15/31 ......................................................................................       5,000,000        5,187,650
  Delaware County Authority Revenue,
     Dunwoody Village Project, Pre-Refunded, 6.25%, 4/01/30 ......................................       1,800,000        1,887,786
     Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 .........................      10,800,000       11,106,504
  Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%,
   6/01/29 .......................................................................................       2,000,000        2,106,980
  Delaware County University Authority Revenue, Villanova University, Series A, MBIA Insured,
   5.00%, 12/01/28 ...............................................................................       3,000,000        3,080,790
  Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
   AMBAC Insured, 5.60%, 7/01/17 .................................................................       5,000,000        5,661,750
  Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
   11/01/35 ......................................................................................       6,000,000        6,403,740
  Erie County IDA Environmental Improvement Revenue, International Paper Co. Project,
   Refunding, Series B, 6.00%, 9/01/16 ...........................................................         600,000          632,898
  Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 ...............................................       5,000,000        5,304,350
  Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 ...........................       3,000,000        3,212,550
  Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%, 8/01/25 ..................       3,615,000        3,817,476
  Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 .......................       4,455,000        4,505,965
  Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
   7/01/27 .......................................................................................       1,500,000        1,502,130
  Indiana County IDAR, Indiana University of Pennsylvania, Refunding, AMBAC Insured, 5.00%,
   11/01/29 ......................................................................................       1,250,000        1,335,925
  Johnstown RDA Sewer Revenue, Series A, FSA Insured, 5.00%, 8/15/34 .............................       1,825,000        1,981,822
  Lancaster County Hospital Authority Revenue, Health Center,
     Masonic Homes Project, 5.00%, 11/01/31 ......................................................       3,000,000        3,161,910
     Willow Valley Retirement Project, 5.875%, 6/01/21 ...........................................       1,000,000        1,057,140


                                                             Annual Report | 193

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  Latrobe IDAR, St. Vincent College Project, 5.70%, 5/01/31 ......................................  $    1,500,000   $    1,596,915
  Lehigh County General Purpose Authority Revenues,
     Good Shepherd Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ............       5,000,000        5,138,650
     Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ..............       4,000,000        4,081,480
     Lehigh Valley Hospital, Health Network, Series B, FSA Insured, 5.25%, 7/01/19 ...............       2,750,000        2,939,860
  Lower Merion Township School District GO, Refunding, 4.375%, 5/15/18 ...........................       1,000,000        1,023,130
  Luzerne County GO, Series D, FGIC Insured, Pre-Refunded, 5.00%, 11/15/26 .......................       2,000,000        2,094,540
  Lycoming County Authority College Revenue, Pennsylvania College of Technology,
     AMBAC Insured, 5.25%, 5/01/32 ...............................................................       5,030,000        5,327,223
     Refunding, AMBAC Insured, 5.35%, 7/01/26 ....................................................       2,400,000        2,528,424
  Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ................................................       2,000,000        2,085,300
  Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 .......................       5,000,000        5,314,300
  Montgomery County GO, 5.00%, 9/15/22 ...........................................................       3,335,000        3,512,756
  Montgomery County Higher Education and Health Authority Revenue, Faulkeways at Gwynedd
   Project, Pre-Refunded, 6.75%,
     11/15/24 ....................................................................................         400,000          434,932
     11/15/30 ....................................................................................       1,000,000        1,087,330
  Montgomery County IDA Retirement Community Revenue,
     Acts Retirement Communities, Refunding, Series B, 5.00%, 11/15/22 ...........................       2,000,000        2,113,160
     Adult Community Total Services Retirement-Life Communities Inc., 5.25%, 11/15/28 ............       5,000,000        5,100,000
  Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Pre-Refunded,
     5.70%, 12/01/13 .............................................................................       1,205,000        1,246,500
     5.75%, 12/01/17 .............................................................................         500,000          517,405
     5.75%, 12/01/27 .............................................................................       1,600,000        1,655,696
  Muhlenberg School District GO, Series AA, FGIC Insured,
     5.00%, 9/01/22 ..............................................................................       1,390,000        1,464,184
     Pre-Refunded, 6.00%, 9/01/23 ................................................................       4,000,000        4,309,400
  New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%,
   3/01/28 .......................................................................................       2,250,000        2,270,880
  Norristown Area School District GO, FGIC Insured, Pre-Refunded, 5.00%, 9/01/27 .................       5,000,000        5,360,150
  Northampton Boro Municipal Authority Water Revenue, MBIA Insured, 5.00%, 5/15/34 ...............       2,400,000        2,548,632
  Norwin School District GO,
     FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ..................................................       5,000,000        5,324,950
     FSA Insured, 5.00%, 4/01/35 .................................................................       3,000,000        3,223,920
     Series A, MBIA Insured, 5.00%, 4/01/30 ......................................................       1,000,000        1,038,730
     Series B, MBIA Insured, 5.00%, 4/01/31 ......................................................       6,390,000        6,578,441
  Pennsbury School District GO, FGIC Insured, Pre-Refunded, 5.00%, 1/15/22 .......................       2,835,000        2,983,015
  Pennsylvania Economic Development Financing Authority Revenue, Lincoln University, Series A,
   FGIC Insured, 5.00%, 6/01/33 ..................................................................       3,325,000        3,534,143
  Pennsylvania HFAR,
     Future Income Growth Securities, SFM, Series 64, zero cpn. to 10/01/08, 5.25% thereafter,
      4/01/30 ....................................................................................       3,050,000        2,841,685
     SFM, Refunding, Series 63A, zero cpn., 4/01/30 ..............................................      10,885,000        3,165,576
     SFM, Refunding, Series 72A, 5.25%, 4/01/21 ..................................................       7,000,000        7,231,140
  Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
     Allegheny College, Series B, 6.125%, 11/01/13 ...............................................          90,000           90,127
     Drexel University, MBIA Insured, 5.75%, 5/01/22 .............................................       3,095,000        3,166,309
     Drexel University, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 ...............................         905,000          925,978
     Marywood University Project, MBIA Insured, Pre-Refunded, 5.65%, 6/01/25 .....................       2,500,000        2,653,625


194 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  Pennsylvania State Higher Educational Facilities Authority Health Services Revenue, Allegheny
   Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%, 11/15/21 .........  $   17,000,000   $   17,364,140
  Pennsylvania State Higher Educational Facilities Authority Revenue,
     Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ..........................................       1,500,000        1,562,295
     Drexel University, Series A, 5.00%, 5/01/20 .................................................       1,485,000        1,561,730
     Drexel University, Series A, 5.20%, 5/01/29 .................................................         750,000          795,503
     Scranton University, Refunding, Series A, XLCA Insured, 5.00%, 11/01/35 .....................       5,000,000        5,352,200
     State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 .....................       3,140,000        3,245,567
     Temple University, First Series, MBIA Insured, Pre-Refunded, 5.00%, 7/15/31 .................       2,500,000        2,658,250
     Temple University, Refunding, MBIA Insured, 5.00%, 4/01/28 ..................................       5,000,000        5,392,950
     Temple University, Refunding, MBIA Insured, 5.00%, 4/01/33 ..................................      10,000,000       10,762,200
     Trustees University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38 ....................       5,000,000        5,315,600
     University Sciences Philadelphia, Refunding, Series A, XLCA Insured, 5.00%, 11/01/36 ........       8,315,000        8,852,648
     Widener University, 5.00%, 7/15/31 ..........................................................         500,000          520,415
  Pennsylvania State Public School Building Authority Lease Revenue, School District Philadelphia
   Project, Series A, FSA Insured, 5.00%, 6/01/31 ................................................       5,000,000        5,383,000
  Pennsylvania State Public School Building Authority Revenue,
     Career Institute of Technology, FGIC Insured, 5.00%, 11/15/28 ...............................       1,000,000        1,072,840
     Central Montgomery County Area, FGIC Insured, 5.00%, 5/15/24 ................................       2,500,000        2,667,700
     Lehigh Career and Technical Institution, MBIA Insured, Pre-Refunded, 5.00%, 10/01/31 ........       1,000,000        1,057,210
  Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, MBIA Insured,
     5.00%, 12/01/24 .............................................................................       1,655,000        1,758,851
     Pre-Refunded, 5.00%, 12/01/31 ...............................................................       5,000,000        5,399,750
  Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
     7/15/28 .....................................................................................      10,000,000       10,633,000
     7/15/31 .....................................................................................      10,000,000       10,633,000
  Pennsylvania State Turnpike Commission Turnpike Revenue,
     Series A, AMBAC Insured, 5.00%, 12/01/34 ....................................................       5,000,000        5,346,850
     Series R, AMBAC Insured, 5.00%, 12/01/26 ....................................................       2,000,000        2,115,340
     Series R, AMBAC Insured, 5.00%, 12/01/30 ....................................................      11,125,000       11,736,875
  Pennsylvania State University Revenue, 5.00%, 9/01/35 ..........................................       1,000,000        1,068,410
  Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Refunding, Series B,
   AMBAC Insured, 5.00%, 12/01/27 ................................................................       3,000,000        3,244,860
  Philadelphia Authority for IDR,
     Please Touch Museum Project, 5.25%, 9/01/36 .................................................       4,710,000        4,976,633
     Series B, AMBAC Insured, 5.25%, 7/01/31 .....................................................       2,000,000        2,118,340
  Philadelphia Gas Works Revenue, Twelfth Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ............         980,000        1,167,494
  Philadelphia Hospitals and Higher Educational Facilities Authority Revenue, Temple University
   Hospital, 5.875%, 11/15/23 ....................................................................       5,000,000        5,086,650
  Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured, 5.00%,
   12/01/21 ......................................................................................       5,000,000        5,341,450
  Philadelphia IDA Lease Revenue, Series B, FSA Insured, 5.125%, 10/01/26 ........................      12,000,000       12,720,720
  Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%,
     9/01/22 .....................................................................................       3,250,000        3,403,140
     9/01/29 .....................................................................................      13,000,000       13,555,620
  Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
   4/15/31 .......................................................................................      14,565,000       15,492,208


                                                             Annual Report | 195

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  Philadelphia School District GO,
     Series B, AMBAC Insured, Pre-Refunded, 5.375%, 4/01/19 ......................................  $    1,000,000   $    1,001,260
     Series C, MBIA Insured, Pre-Refunded, 5.75%, 3/01/29 ........................................       8,000,000        8,473,920
     Series D, FGIC Insured, 5.125%, 6/01/34 .....................................................       5,000,000        5,369,700
  Philadelphia Water and Wastewater Revenue, Series A,
     FGIC Insured, 5.00%, 11/01/31 ...............................................................       7,515,000        7,903,300
     FSA Insured, 5.00%, 7/01/28 .................................................................       5,000,000        5,350,700
     FSA Insured, 5.00%, 7/01/29 .................................................................      11,645,000       12,453,279
     FSA Insured, 5.00%, 7/01/35 .................................................................       4,500,000        4,795,965
  Pine-Richland School District GO, FSA Insured, 5.00%, 7/15/35 ..................................      12,485,000       13,355,080
  Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 6.00%,
   12/01/24 ......................................................................................       2,000,000        2,144,120
  Pittsburgh Urban RDA Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 ..................       1,310,000        1,338,126
  Pittsburgh Urban RDA Tax Allocation, 6.10%, 5/01/19 ............................................       1,000,000        1,051,140
  Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ................       1,015,000        1,143,357
  Plum Boro School District GO, FGIC Insured, Pre-Refunded, 5.25%, 9/15/30 .......................       8,870,000        9,464,911
a Pocono Mountain School District GO, Series C, FSA Insured, 5.00%, 9/01/34 ......................       4,000,000        4,309,640
  Reading School District GO, FSA Insured, 5.00%, 1/15/36 ........................................      23,790,000       25,512,396
  Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.875%,
   12/01/31 ......................................................................................       2,500,000        2,722,200
  Seneca Valley School District GO, MBIA Insured, Pre-Refunded, 5.375%, 1/01/21 ..................       2,000,000        2,152,100
  Southcentral General Authority Revenue, Wellspan Health Obligated, MBIA Insured,
     ETM, 5.25%, 5/15/31 .........................................................................       1,875,000        1,978,219
     Pre-Refunded, 5.25%, 5/15/31 ................................................................       8,125,000        8,702,281
  Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured, 5.375%,
   3/01/22 .......................................................................................       3,000,000        3,060,000
  Southern Lehigh School District GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 9/01/25 .......       6,900,000        7,363,059
  Southmoreland School District GO, MBIA Insured, 5.00%, 4/01/27 .................................       5,025,000        5,386,499
  State Public School Building Authority College Revenue, Westmoreland County Community
   College, FGIC Insured, 5.25%, 10/15/22 ........................................................       2,170,000        2,328,692
  State Public School Building Authority School Revenue,
     Daniel Boone School District Project, MBIA Insured, Pre-Refunded, 5.00%, 4/01/28 ............      10,000,000       10,561,700
     Northwestern School District Project, Series E, FGIC Insured, Pre-Refunded, 5.75%,
      1/15/19 ....................................................................................       3,000,000        3,114,960
     Philadelphia School District Project, FSA Insured, Pre-Refunded, 5.00%, 6/01/33 .............      37,170,000       39,945,112
  Susquehanna Area Regional Airport Authority Revenue, Series A, AMBAC Insured, 5.00%,
   1/01/28 .......................................................................................       2,000,000        2,081,760
  Twin Valley School District GO, FSA Insured, 5.00%, 4/01/23 ....................................       2,915,000        3,133,042
  University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured,
   5.00%, 6/01/21 ................................................................................      10,000,000       10,227,400
  Upper St. Clair Township School District GO,
     FSA Insured, 5.00%, 7/15/28 .................................................................       1,000,000        1,050,240
     Pre-Refunded, 5.20%, 7/15/27 ................................................................       3,500,000        3,520,265
  Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
   AMBAC Insured, 6.15%, 12/01/29 ................................................................       2,200,000        2,399,144
  Washington County GO, Series A, AMBAC Insured, 5.125%, 9/01/27 .................................       5,000,000        5,310,150


196 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
  FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  PENNSYLVANIA (CONTINUED)
  West Allegheny School District GO, Refunding, Series D, FGIC Insured, 4.75%,
     9/01/19 .....................................................................................  $    2,000,000   $    2,079,140
     9/01/20 .....................................................................................       3,805,000        3,952,063
  York County GO, MBIA Insured, 5.00%, 6/01/33 ...................................................       6,500,000        6,979,960
                                                                                                                     --------------
                                                                                                                        820,252,419
                                                                                                                     --------------
  U.S. TERRITORIES 7.0%
  PUERTO RICO 6.4%
  Puerto Rico Commonwealth GO, Public Improvement, Series A,
     5.00%, 7/01/29 ..............................................................................       4,000,000        4,202,240
     5.00%, 7/01/33 ..............................................................................      30,000,000       31,301,700
     Pre-Refunded, 5.00%, 7/01/27 ................................................................       7,000,000        7,473,970
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
   7/01/37 .......................................................................................       7,010,000        7,405,294
  Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, 5.00%, 7/01/36 ............       5,950,000        6,235,540
                                                                                                                     --------------
                                                                                                                         56,618,744
                                                                                                                     --------------
  VIRGIN ISLANDS 0.6%
  Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ...........       5,000,000        5,303,600
                                                                                                                     --------------
  TOTAL U.S. TERRITORIES .........................................................................                       61,922,344
                                                                                                                     --------------
  TOTAL LONG TERM INVESTMENTS (COST $835,861,480) ................................................                      882,174,763
                                                                                                                     --------------
  SHORT TERM INVESTMENTS 0.8%
  MUNICIPAL BONDS 0.8%
  PENNSYLVANIA 0.8%
b Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 3.52%, 12/01/28 ............       1,300,000        1,300,000
b Lehigh County General Purpose Authority Revenues, St. Lukes Hospital Project, Daily VRDN and
   Put, 3.60%, 7/01/31 ...........................................................................         300,000          300,000
b Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
   Pennsylvania College of Optometry, Refunding, Weekly VRDN and Put, 3.67%, 3/01/26 .............         900,000          900,000
b Pennsylvania State Turnpike Commission Turnpike Revenue, Series Q, Daily VRDN and Put,
   3.64%, 6/01/27 ................................................................................       1,500,000        1,500,000
b Upper Dauphin IDAR, United Church Christ Homes, Weekly VRDN and Put, 3.67%,
   12/01/26 ......................................................................................         200,000          200,000
b York General Authority Pooled Financing Revenue,
     Sub Series 1996-B, AMBAC Insured, Weekly VRDN and Put, 3.67%, 9/01/26 .......................       2,330,000        2,330,000
     Sub Series A, AMBAC Insured, Weekly VRDN and Put, 3.67%, 9/01/26 ............................         825,000          825,000
                                                                                                                     --------------
  TOTAL SHORT TERM INVESTMENTS (COST $7,355,000) .................................................                        7,355,000
                                                                                                                     --------------
  TOTAL INVESTMENTS (COST $843,216,480) 99.8% ....................................................                      889,529,763
  OTHER ASSETS, LESS LIABILITIES 0.2% ............................................................                        2,141,177
                                                                                                                     --------------
  NET ASSETS 100.0% ..............................................................................                   $  891,670,940
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 198.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 197

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT  -  Improvement Bond Act of 1915
ABAG      -  The Association of Bay Area Governments
ACA       -  American Capital Access Holdings Inc.
AD        -  Assessment District
AMBAC     -  American Municipal Bond Assurance Corp.
BAN       -  Bond Anticipation Note
CDA       -  Community Development Authority/Agency
CDD       -  Community Development District
CDR       -  Community Development Revenue
CFD       -  Community Facilities District
CIFG      -  CDC IXIS Financial Guaranty
COP       -  Certificate of Participation
EDA       -  Economic Development Authority
EDC       -  Economic Development Corp.
EDR       -  Economic Development Revenue
ETM       -  Escrow to Maturity
FGIC      -  Financial Guaranty Insurance Co.
FHA       -  Federal Housing Authority/Agency
FNMA      -  Federal National Mortgage Association
FSA       -  Financial Security Assurance Inc.
GNMA      -  Government National Mortgage Association
GO        -  General Obligation
GP        -  Graduated Payment
HDA       -  Housing Development Authority/Agency
HFA       -  Housing Finance Authority/Agency
HFAR      -  Housing Finance Authority Revenue
HFC       -  Housing Finance Corp.
HMR       -  Home Mortgage Revenue
ID        -  Improvement District
IDA       -  Industrial Development Authority/Agency
IDAR      -  Industrial Development Authority Revenue
IDB       -  Industrial Development Bond/Board
IDR       -  Industrial Development Revenue
IPC       -  Industrial Pollution Control
ISD       -  Independent School District
MAC       -  Municipal Assistance Corp.
MBIA      -  Municipal Bond Investors Assurance Corp.
MBS       -  Mortgage-Backed Security
MF        -  Multi-Family
MFH       -  Multi-Family Housing
MFHR      -  Multi-Family Housing Revenue
MFR       -  Multi-Family Revenue
MTA       -  Metropolitan Transit Authority
PBA       -  Public Building Authority
PCR       -  Pollution Control Revenue
PFAR      -  Public Financing Authority Revenue
PUD       -  Public Utility District
RAN       -  Revenue Anticipation Note
RDA       -  Redevelopment Agency/Authority
SF        -  Single Family
SFM       -  Single Family Mortgage
SFMR      -  Single Family Mortgage Revenue
SFR       -  Single Family Revenue
UHSD      -  Unified/Union High School District
USD       -  Unified/Union School District
XLCA      -  XL Capital Assurance


198 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2007

                                                        ----------------------------------------------------------------------
                                                            FRANKLIN         FRANKLIN          FRANKLIN          FRANKLIN
                                                            ARIZONA          COLORADO         CONNECTICUT         DOUBLE
                                                            TAX-FREE         TAX-FREE          TAX-FREE          TAX-FREE
                                                          INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                                                        ----------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................................   $   940,244,114   $   443,169,523   $   338,030,270   $   462,119,651
                                                        ======================================================================
  Value .............................................   $   998,307,961   $   470,575,650   $   353,953,991   $   485,544,515
 Cash ...............................................                --            23,430            50,728           134,899
 Receivables:
  Capital shares sold ...............................         3,195,557         1,695,455         1,109,723         2,446,510
  Interest ..........................................        10,578,075         6,495,533         3,836,842         5,178,949
                                                        ----------------------------------------------------------------------
        Total assets ................................     1,012,081,593       478,790,068       358,951,284       493,304,873
                                                        ----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................                --                --                --         4,599,791
  Capital shares redeemed ...........................         1,617,887           570,533           499,509           603,202
  Affiliates ........................................           514,819           264,933           210,974           278,303
  Distributions to shareholders .....................         1,040,226           478,921           309,305           484,328
 Funds advanced by Custodian ........................           534,795                --                --                --
 Accrued expenses and other liabilities .............            86,706            55,323            50,487            77,687
                                                        ----------------------------------------------------------------------
        Total liabilities ...........................         3,794,433         1,369,710         1,070,275         6,043,311
                                                        ----------------------------------------------------------------------
          Net assets, at value ......................   $ 1,008,287,160   $   477,420,358   $   357,881,009   $   487,261,562
                                                        ======================================================================
Net assets consist of:
 Paid-in capital ....................................   $   973,811,737   $   456,313,541   $   346,580,082   $   465,046,809
 Distribution in excess of net investment income ....          (152,250)         (326,051)         (190,188)         (217,232)
 Net unrealized appreciation (depreciation) .........        58,063,847        27,406,127        15,923,721        23,424,864
 Accumulated net realized gain (loss) ...............       (23,436,174)       (5,973,259)       (4,432,606)         (992,879)
                                                        ----------------------------------------------------------------------
          Net assets, at value ......................   $ 1,008,287,160   $   477,420,358   $   357,881,009   $   487,261,562
                                                        ======================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 199

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007

                                                        ----------------------------------------------------------------------
                                                           FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                            ARIZONA          COLORADO         CONNECTICUT         DOUBLE
                                                           TAX-FREE          TAX-FREE          TAX-FREE          TAX-FREE
                                                          INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                                                        ----------------------------------------------------------------------
CLASS A:
 Net assets, at value ...............................   $   928,839,679   $   426,482,402   $   305,257,544   $   428,458,284
                                                        ======================================================================
 Shares outstanding .................................        83,264,893        35,237,709        27,422,295        35,513,973
                                                        ======================================================================
 Net asset value per share a ........................   $         11.16   $         12.10   $         11.13   $         12.06
                                                        ======================================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) ...............................   $         11.66   $         12.64   $         11.62   $         12.60
                                                        ======================================================================
CLASS B:
 Net assets, at value ...............................   $    21,061,006                --                --                --
                                                        ======================================================================
 Shares outstanding .................................         1,877,203                --                --                --
                                                        ======================================================================
 Net asset value and maximum offering price per
  share a ...........................................   $         11.22                --                --                --
                                                        ======================================================================
CLASS C:
 Net assets, at value ...............................   $    58,386,475   $    50,937,956   $    52,623,465   $    58,803,278
                                                        ======================================================================
 Shares outstanding .................................         5,181,359         4,178,098         4,703,733         4,857,705
                                                        ======================================================================
 Net asset value and maximum offering price per
  share a ...........................................   $         11.27   $         12.19   $         11.19   $         12.11
                                                        ======================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


200 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007

                                                        ---------------------------------------------------------------------------
                                                        FRANKLIN FEDERAL    FRANKLIN FEDERAL       FRANKLIN           FRANKLIN
                                                        INTERMEDIATE-TERM     LIMITED-TERM        HIGH YIELD         NEW JERSEY
                                                            TAX-FREE            TAX-FREE           TAX-FREE           TAX-FREE
                                                           INCOME FUND        INCOME FUND         INCOME FUND        INCOME FUND
                                                        ---------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................................   $     618,963,985   $     18,228,667   $  5,862,055,878   $  1,167,720,362
                                                        ===========================================================================
  Value .............................................   $     636,016,415   $     18,169,619   $  6,280,878,012   $  1,236,674,340
 Cash ...............................................              23,092             31,844             51,954             97,029
 Receivables:
  Investment securities sold ........................                  --            299,492          1,061,164                 --
  Capital shares sold ...............................           3,746,086             19,073         13,117,477          2,596,571
  Interest ..........................................           7,130,326            214,037         89,185,809         13,021,555
                                                        ---------------------------------------------------------------------------
        Total assets ................................         646,915,919         18,734,065      6,384,294,416      1,252,389,495
                                                        ---------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................           5,210,900                 --          5,185,400         11,626,600
  Capital shares redeemed ...........................             896,396             10,129          9,462,948          1,163,069
  Affiliates ........................................             341,672              5,025          3,409,241            696,322
  Distributions to shareholders .....................             572,265             14,624          6,405,121          1,080,733
  Professional fees .................................              20,943             16,141             57,250             25,250
 Accrued expenses and other liabilities .............              72,629              5,571            499,904             91,968
                                                        ---------------------------------------------------------------------------
        Total liabilities ...........................           7,114,805             51,490         25,019,864         14,683,942
                                                        ---------------------------------------------------------------------------
          Net assets, at value ......................   $     639,801,114   $     18,682,575   $  6,359,274,552   $  1,237,705,553
                                                        ===========================================================================
Net assets consist of:
 Paid-in capital ....................................   $     628,125,619   $     19,045,069   $  6,327,628,569   $  1,171,326,590
 Undistributed net investment income (distribution
  in excess of net investment income) ...............            (135,271)            50,433          7,123,687           (654,717)
 Net unrealized appreciation (depreciation) .........          17,052,430            (59,048)       418,822,134         68,953,978
 Accumulated net realized gain (loss) ...............          (5,241,664)          (353,879)      (394,299,838)        (1,920,298)
                                                        ---------------------------------------------------------------------------
          Net assets, at value ......................   $     639,801,114   $     18,682,575   $  6,359,274,552   $  1,237,705,553
                                                        ===========================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 201

Franklin Tax-Free Trust
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007

                                                        --------------------------------------------------------------------------
                                                         FRANKLIN FEDERAL   FRANKLIN FEDERAL       FRANKLIN           FRANKLIN
                                                         INTERMEDIATE-TERM    LIMITED-TERM        HIGH YIELD         NEW JERSEY
                                                             TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                                                            INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND
                                                        --------------------------------------------------------------------------
CLASS A:
 Net assets, at value ...............................   $     611,291,495   $     18,682,575   $  5,329,032,496   $  1,006,796,619
                                                        ==========================================================================
 Shares outstanding .................................          53,294,778          1,881,295        482,753,658         82,419,120
                                                        ==========================================================================
 Net asset value per share a ........................   $           11.47   $           9.93   $          11.04   $          12.22
                                                        ==========================================================================
 Maximum offering price per share (net asset value
  per share / 97.75%, 97.75%, 95.75% and
  95.75%, respectively) .............................   $           11.73   $          10.16   $          11.53   $          12.76
                                                        ==========================================================================
CLASS B:
 Net assets, at value ...............................                  --                 --   $    215,121,036   $     72,202,687
                                                        ==========================================================================
 Shares outstanding .................................                  --                 --         19,359,182          5,877,511
                                                        ==========================================================================
 Net asset value and maximum offering price
  per share a .......................................                  --                 --   $          11.11   $          12.28
                                                        ==========================================================================
CLASS C:
 Net assets, at value ...............................   $      28,509,619                 --   $    761,994,204   $    158,706,247
                                                        ==========================================================================
 Shares outstanding .................................           2,481,507                 --         68,282,259         12,887,477
                                                        ==========================================================================
 Net asset value and maximum offering price
  per share a .......................................   $           11.49                 --   $          11.16   $          12.31
                                                        ==========================================================================
ADVISOR CLASS:
 Net assets, at value ...............................                  --                 --   $     53,126,816                 --
                                                        ==========================================================================
 Shares outstanding .................................                  --                 --          4,804,330                 --
                                                        ==========================================================================
 Net asset value and maximum offering price
  per share a .......................................                  --                 --   $          11.06                 --
                                                        ==========================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


202 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007

                                                                                              -------------------------------
                                                                                                 FRANKLIN        FRANKLIN
                                                                                                  OREGON       PENNSYLVANIA
                                                                                                 TAX-FREE        TAX-FREE
                                                                                               INCOME FUND      INCOME FUND
                                                                                              -------------------------------
Assets:
 Investments in securities:
  Cost ....................................................................................   $ 730,507,706    $ 843,216,480
                                                                                              ===============================
  Value ...................................................................................   $ 770,908,757    $ 889,529,763
 Cash .....................................................................................         317,426           84,831
 Receivables:
  Capital shares sold .....................................................................       1,013,887        1,334,507
  Interest ................................................................................       8,090,271       13,179,220
                                                                                              -------------------------------
        Total assets ......................................................................     780,330,341      904,128,321
                                                                                              -------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........................................................              --        9,215,039
  Capital shares redeemed .................................................................         525,115        1,692,519
  Affiliates ..............................................................................         420,746          528,829
  Distributions to shareholders ...........................................................         667,142          908,976
Accrued expenses and other liabilities ....................................................          82,238          112,018
                                                                                              -------------------------------
        Total liabilities .................................................................       1,695,241       12,457,381
                                                                                              -------------------------------
           Net assets, at value ...........................................................   $ 778,635,100    $ 891,670,940
                                                                                              ===============================
Net assets consist of:
 Paid-in capital ..........................................................................   $ 743,871,142    $ 854,218,454
 Undistributed net investment income (distribution in excess of net investment income) ....         720,012         (706,019)
 Net unrealized appreciation (depreciation) ...............................................      40,401,051       46,313,283
 Accumulated net realized gain (loss) .....................................................      (6,357,105)      (8,154,778)
                                                                                              -------------------------------
           Net assets, at value ...........................................................   $ 778,635,100    $ 891,670,940
                                                                                              ===============================
CLASS A:
 Net assets, at value .....................................................................   $ 686,891,709    $ 747,279,005
                                                                                              ===============================
 Shares outstanding .......................................................................      57,579,541       71,355,426
                                                                                              ===============================
 Net asset value per share a ..............................................................   $       11.93    $       10.47
                                                                                              ===============================
 Maximum offering price per share (net asset value per share / 95.75%) ....................   $       12.46    $       10.93
                                                                                              ===============================
CLASS B:
 Net assets, at value .....................................................................              --    $  43,897,001
                                                                                              ===============================
 Shares outstanding .......................................................................              --        4,177,572
                                                                                              ===============================
 Net asset value and maximum offering price per share a ...................................              --    $       10.51
                                                                                              ===============================
CLASS C:
 Net assets, at value .....................................................................   $  91,743,391    $ 100,494,934
                                                                                              ===============================
 Shares outstanding .......................................................................       7,615,616        9,521,575
                                                                                              ===============================
 Net asset value and maximum offering price per share a ...................................   $       12.05    $       10.55
                                                                                              ===============================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 203

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2007

                                                                         ----------------------------------------------------------
                                                                           FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN
                                                                            ARIZONA       COLORADO      CONNECTICUT      DOUBLE
                                                                           TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE
                                                                          INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                                                         ----------------------------------------------------------
Investment income:
 Interest .............................................................  $ 47,992,867   $ 22,288,062   $ 16,436,680   $ 21,743,687
                                                                         ----------------------------------------------------------
Expenses:
 Management fees (Note 3a) ............................................     4,633,140      2,276,356      1,766,709      2,277,227
 Distribution fees: (Note 3c)
  Class A .............................................................       895,694        400,590        285,415        390,949
  Class B .............................................................       138,252             --             --             --
  Class C .............................................................       348,969        304,367        319,779        362,930
 Transfer agent fees (Note 3e) ........................................       304,950        175,867        134,783        227,955
 Custodian fees .......................................................        14,413          6,733          5,034          6,594
 Reports to shareholders ..............................................        55,738         30,315         21,651         46,880
 Registration and filing fees .........................................        26,217         17,907         11,605         47,424
 Professional fees ....................................................        33,116         23,433         25,083         24,610
 Trustees' fees and expenses ..........................................         7,611          3,456          3,009          3,449
 Other ................................................................        61,700         39,696         34,156         37,905
                                                                         ----------------------------------------------------------
        Total expenses ................................................     6,519,800      3,278,720      2,607,224      3,425,923
                                                                         ----------------------------------------------------------
            Net investment income .....................................    41,473,067     19,009,342     13,829,456     18,317,764
                                                                         ----------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ............................        16,102        455,753        597,015        (39,264)
 Net change in unrealized appreciation (depreciation) on investments ..     5,981,067      2,701,363        759,714      3,955,304
                                                                         ----------------------------------------------------------
Net realized and unrealized gain (loss) ...............................     5,997,169      3,157,116      1,356,729      3,916,040
                                                                         ----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .......  $ 47,470,236   $ 22,166,458   $ 15,186,185   $ 22,233,804
                                                                         ==========================================================


204 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2007

                                                               --------------------------------------------------------------------
                                                                FRANKLIN FEDERAL   FRANKLIN FEDERAL     FRANKLIN        FRANKLIN
                                                               INTERMEDIATE-TERM     LIMITED-TERM      HIGH YIELD      NEW JERSEY
                                                                    TAX-FREE           TAX-FREE         TAX-FREE        TAX-FREE
                                                                  INCOME FUND         INCOME FUND      INCOME FUND     INCOME FUND
                                                               --------------------------------------------------------------------
Investment income:
 Interest ..................................................   $      25,794,117   $        716,053   $ 342,115,036   $ 56,404,845
                                                               --------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) .................................           2,924,060            106,083      27,869,510      5,489,386
 Administrative fees (Note 3b) .............................                  --             42,433              --             --
 Distribution fees: (Note 3c)
  Class A ..................................................             561,932             31,909       4,997,716        935,613
  Class B ..................................................                  --                 --       1,485,078        485,220
  Class C ..................................................             186,941                 --       4,657,436        953,798
 Transfer agent fees (Note 3e) .............................             316,516             12,393       2,712,074        490,191
 Custodian fees ............................................               8,867                305          91,336         17,448
 Reports to shareholders ...................................              61,001              1,827         522,706         89,821
 Registration and filing fees ..............................              74,685             17,960         314,817         29,088
 Professional fees .........................................              27,410             19,037         137,215         36,104
 Trustees' fees and expenses ...............................               4,588                194          47,743          8,944
 Other .....................................................              56,310             13,082         322,984         73,987
                                                               --------------------------------------------------------------------
        Total expenses .....................................           4,222,310            245,223      43,158,615      8,609,600
        Expenses waived/paid by affiliates (Note 3f) .......                  --           (139,080)             --             --
                                                               --------------------------------------------------------------------
          Net expenses .....................................           4,222,310            106,143      43,158,615      8,609,600
                                                               --------------------------------------------------------------------
            Net investment income ..........................          21,571,807            609,910     298,956,421     47,795,245
                                                               --------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .................            (331,035)          (289,453)      5,854,079        521,124
 Net change in unrealized appreciation (depreciation)
  on investments ...........................................           3,318,807            331,178     103,785,915      7,161,104
                                                               --------------------------------------------------------------------
Net realized and unrealized gain (loss) ....................           2,987,772             41,725     109,639,994      7,682,228
                                                               --------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...........................................   $      24,559,579   $        651,635   $ 408,596,415   $ 55,477,473
                                                               ====================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 205

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2007

                                                                            ----------------------------
                                                                              FRANKLIN       FRANKLIN
                                                                               OREGON      PENNSYLVANIA
                                                                              TAX-FREE       TAX-FREE
                                                                             INCOME FUND    INCOME FUND
                                                                            ----------------------------
Investment income:
 Interest ...............................................................   $ 35,549,154   $ 42,557,222
                                                                            ----------------------------
Expenses:
 Management fees (Note 3a) ..............................................      3,569,728      4,152,878
 Distribution fees: (Note 3c)
  Class A ...............................................................        648,170        724,686
  Class B ...............................................................             --        292,448
  Class C ...............................................................        559,262        615,711
 Transfer agent fees (Note 3e) ..........................................        273,551        467,475
 Custodian fees .........................................................         11,113         12,839
 Reports to shareholders ................................................         55,203         76,170
 Registration and filing fees ...........................................         14,899         17,397
 Professional fees ......................................................         74,122         32,596
 Trustees' fees and expenses ............................................          5,542          6,792
 Other ..................................................................         26,408         63,276
                                                                            ----------------------------
        Total expenses ..................................................      5,237,998      6,462,268
                                                                            ----------------------------
            Net investment income .......................................     30,311,156     36,094,954
                                                                            ----------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..............................        469,938      1,281,423
 Net change in unrealized appreciation (depreciation) on investments ....      2,088,783      2,394,879
                                                                            ----------------------------
Net realized and unrealized gain (loss) .................................      2,558,721      3,676,302
                                                                            ----------------------------
Net increase (decrease) in net assets resulting from operations .........   $ 32,869,877   $ 39,771,256
                                                                            ============================


206 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                           ----------------------------------------------------------------------
                                                                   FRANKLIN ARIZONA                    FRANKLIN COLORADO
                                                                 TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                           ----------------------------------------------------------------------
                                                                YEAR ENDED FEBRUARY 28,             YEAR ENDED FEBRUARY 28,
                                                                2007              2006              2007              2006
                                                           ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................   $    41,473,067   $    40,211,510   $    19,009,342   $    17,280,836
  Net realized gain (loss) from investments ............            16,102        (3,359,696)          455,753         1,061,191
  Net change in unrealized appreciation (depreciation)
   on investments ......................................         5,981,067        (7,592,550)        2,701,363        (1,335,131)
                                                           ----------------------------------------------------------------------
        Net increase (decrease) in net assets resulting
         from operations ...............................        47,470,236        29,259,264        22,166,458        17,006,896
                                                           ----------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................       (38,507,587)      (37,074,120)      (17,382,896)      (15,701,274)
   Class B .............................................          (805,152)         (859,297)               --                --
   Class C .............................................        (1,998,504)       (1,707,145)       (1,758,014)       (1,585,515)
                                                           ----------------------------------------------------------------------
 Total distributions to shareholders ...................       (41,311,243)      (39,640,562)      (19,140,910)      (17,286,789)
                                                           ----------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .............................................        37,344,539        42,924,550        41,205,476        36,260,208
   Class B .............................................        (1,379,950)       (1,179,614)               --                --
   Class C .............................................         6,912,195         7,468,784         6,905,826         2,836,912
                                                           ----------------------------------------------------------------------
 Total capital share transactions ......................        42,876,784        49,213,720        48,111,302        39,097,120
                                                           ----------------------------------------------------------------------
 Redemption fees .......................................             1,518               972                71             2,849
                                                           ----------------------------------------------------------------------
        Net increase (decrease) in net assets ..........        49,037,295        38,833,394        51,136,921        38,820,076
Net assets:
 Beginning of year .....................................       959,249,865       920,416,471       426,283,437       387,463,361
                                                           ----------------------------------------------------------------------
 End of year ...........................................   $ 1,008,287,160   $   959,249,865   $   477,420,358   $   426,283,437
                                                           ======================================================================
Distribution in excess of net investment income included
 in net assets:
  End of year ..........................................   $      (152,250)  $      (309,850)  $      (326,051)  $      (194,064)
                                                           ======================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 207

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   -----------------------------------------------------------------
                                                                        FRANKLIN CONNECTICUT                FRANKLIN DOUBLE
                                                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                   -----------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,            YEAR ENDED FEBRUARY 28,
                                                                        2007             2006             2007             2006
                                                                   -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................  $  13,829,456    $  12,848,174    $  18,317,764    $  15,800,313
  Net realized gain (loss) from investments .....................        597,015          943,185          (39,264)        (752,664)
  Net change in unrealized appreciation (depreciation) on
   investments ..................................................        759,714       (1,051,248)       3,955,304          198,149
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in net assets resulting from
         operations .............................................     15,186,185       12,740,111       22,233,804       15,245,798
                                                                   -----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ......................................................    (12,121,949)     (11,351,471)     (16,359,351)     (13,819,200)
   Class C ......................................................     (1,801,317)      (1,605,812)      (2,044,822)      (1,820,505)
                                                                   -----------------------------------------------------------------
 Total distributions to shareholders ............................    (13,923,266)     (12,957,283)     (18,404,173)     (15,639,705)
                                                                   -----------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ......................................................     29,805,787       25,319,081       54,608,839       61,316,933
   Class C ......................................................      6,840,808        4,641,615        2,406,222       10,370,731
                                                                   -----------------------------------------------------------------
 Total capital share transactions ...............................     36,646,595       29,960,696       57,015,061       71,687,664
                                                                   -----------------------------------------------------------------
 Redemption fees ................................................            200               --            4,941            2,193
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in net assets ...................     37,909,714       29,743,524       60,849,637       71,295,950
Net assets:
 Beginning of year ..............................................    319,971,295      290,227,771      426,411,929      355,115,979
                                                                   -----------------------------------------------------------------
 End of year ....................................................  $ 357,881,009    $ 319,971,295    $ 487,261,562    $ 426,411,929
                                                                   =================================================================
Distribution in excess of net investment income included
 in net assets:
  End of year ...................................................  $    (190,188)   $     (96,623)   $    (217,232)   $    (130,832)
                                                                   =================================================================


208 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   -----------------------------------------------------------------
                                                                          FRANKLIN FEDERAL                  FRANKLIN FEDERAL
                                                                         INTERMEDIATE-TERM                    LIMITED-TERM
                                                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                   -----------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,            YEAR ENDED FEBRUARY 28,
                                                                        2007             2006             2007             2006
                                                                   -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................  $  21,571,807    $  19,707,756    $     609,910    $     632,836
  Net realized gain (loss) from investments .....................       (331,035)        (164,491)        (289,453)         (64,397)
  Net change in unrealized appreciation (depreciation)
   on investments ...............................................      3,318,807       (4,492,616)         331,178         (201,951)
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in net assets resulting
         from operations ........................................     24,559,579       15,050,649          651,635          366,488
                                                                   -----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ......................................................    (20,803,274)     (18,531,114)        (624,236)        (618,849)
   Class C ......................................................       (906,501)        (861,645)              --               --
                                                                   -----------------------------------------------------------------
 Total distributions to shareholders ............................    (21,709,775)     (19,392,759)        (624,236)        (618,849)
                                                                   -----------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ......................................................     68,175,477       50,452,677       (7,353,306)      (6,997,425)
   Class C ......................................................     (1,768,725)       7,026,076               --               --
                                                                   -----------------------------------------------------------------
 Total capital share transactions ...............................     66,406,752       57,478,753       (7,353,306)      (6,997,425)
                                                                   -----------------------------------------------------------------
 Redemption fees ................................................         17,577           12,346            3,498              547
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in net assets ...................     69,274,133       53,148,989       (7,322,409)      (7,249,239)
Net assets:
 Beginning of year ..............................................    570,526,981      517,377,992       26,004,984       33,254,223
                                                                   -----------------------------------------------------------------
 End of year ....................................................  $ 639,801,114    $ 570,526,981    $  18,682,575    $  26,004,984
                                                                   =================================================================
Undistributed net investment income (distribution in
 excess of net investment income) included in net assets:
  End of year ...................................................  $    (135,271)   $       2,918    $      50,433    $      64,767
                                                                   =================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 209

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          -------------------------------------------------------------------------
                                                                  FRANKLIN HIGH YIELD                   FRANKLIN NEW JERSEY
                                                                  TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                          -------------------------------------------------------------------------
                                                                YEAR ENDED FEBRUARY 28,               YEAR ENDED FEBRUARY 28,
                                                                2007              2006               2007               2006
                                                          -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................  $   298,956,421    $   291,641,870    $    47,795,245    $    43,604,327
  Net realized gain (loss) from investments ............        5,854,079         (3,128,037)           521,124            880,535
  Net change in unrealized appreciation
   (depreciation) on investments .......................      103,785,915         15,435,817          7,161,104         (2,857,064)
                                                          -------------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations .....................      408,596,415        303,949,650         55,477,473         41,627,798
                                                          -------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................     (249,836,216)      (251,784,959)       (40,003,015)       (36,272,328)
   Class B .............................................       (9,809,693)       (11,397,952)        (2,775,587)        (3,034,077)
   Class C .............................................      (30,648,621)       (29,094,318)        (5,422,963)        (4,769,921)
   Advisor Class .......................................         (832,882)            (1,575)                --                 --
                                                          -------------------------------------------------------------------------
 Total distributions to shareholders ...................     (291,127,412)      (292,278,804)       (48,201,565)       (44,076,326)
                                                          -------------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A .............................................      159,947,392        346,305,348        108,761,479        101,613,738
   Class B .............................................      (29,738,908)       (18,064,570)        (6,495,109)        (4,700,710)
   Class C .............................................       52,433,727        104,792,935         18,310,768         22,303,375
   Advisor Class .......................................       52,178,163            467,986                 --                 --
                                                          -------------------------------------------------------------------------
 Total capital share transactions ......................      234,820,374        433,501,699        120,577,138        119,216,403
                                                          -------------------------------------------------------------------------
 Redemption fees .......................................           16,656              8,108              2,923                 29
                                                          -------------------------------------------------------------------------
        Net increase (decrease) in net assets ..........      352,306,033        445,180,653        127,855,969        116,767,904
Net assets:
 Beginning of year .....................................    6,006,968,519      5,561,787,866      1,109,849,584        993,081,680
                                                          -------------------------------------------------------------------------
 End of year ...........................................  $ 6,359,274,552    $ 6,006,968,519    $ 1,237,705,553    $ 1,109,849,584
                                                          =========================================================================
Undistributed net investment income (distribution
 in excess of net investment income) included in
 net assets:
  End of year ..........................................  $     7,123,687    $      (538,347)   $      (654,717)   $      (248,175)
                                                          =========================================================================


210 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                   -----------------------------------------------------------------
                                                                          FRANKLIN OREGON                 FRANKLIN PENNSYLVANIA
                                                                        TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                   -----------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                                        2007             2006            2007              2006
                                                                   -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................  $  30,311,156    $  28,016,592    $  36,094,954    $  35,959,931
  Net realized gain (loss) from investments .....................        469,938          189,699        1,281,423        1,360,791
  Net change in unrealized appreciation (depreciation)
   on investments ...............................................      2,088,783         (639,747)       2,394,879       (4,715,262)
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in net assets resulting
         from operations ........................................     32,869,877       27,566,544       39,771,256       32,605,460
                                                                   -----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ......................................................    (26,548,588)     (25,553,674)     (31,312,084)     (30,947,487)
   Class B ......................................................             --               --       (1,698,161)      (1,924,710)
   Class C ......................................................     (3,018,791)      (2,936,356)      (3,524,304)      (3,203,302)
                                                                   -----------------------------------------------------------------
 Total distributions to shareholders ............................    (29,567,379)     (28,490,030)     (36,534,549)     (36,075,499)
                                                                   -----------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ......................................................     58,650,149       55,843,742       26,319,729       27,401,855
   Class B ......................................................             --               --       (3,838,588)      (4,071,957)
   Class C ......................................................      7,088,064        9,082,300       11,798,972        9,025,420
                                                                   -----------------------------------------------------------------
 Total capital share transactions ...............................     65,738,213       64,926,042       34,280,113       32,355,318
                                                                   -----------------------------------------------------------------
 Redemption fees ................................................            147            1,047              398              322
                                                                   -----------------------------------------------------------------
        Net increase (decrease) in net assets ...................     69,040,858       64,003,603       37,517,218       28,885,601
Net assets:
 Beginning of year ..............................................    709,594,242      645,590,639      854,153,722      825,268,121
                                                                   -----------------------------------------------------------------
 End of year ....................................................  $ 778,635,100    $ 709,594,292    $ 891,670,940    $ 854,153,722
                                                                   =================================================================
Undistributed net investment income (distribution in
 excess of net investment income) included in net assets:
  End of year ...................................................  $     720,012    $      15,238    $    (706,019)   $    (265,914)
                                                                   =================================================================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 211

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-five separate funds. All funds included in this report (the Funds) are diversified, except Franklin Connecticut Tax-Free Income Fund and Franklin Federal Intermediate-Term Tax-Free Income Fund, which are non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------
CLASS A                                                   CLASS A, CLASS B & CLASS C
----------------------------------------------------------------------------------------------------
Franklin Federal Limited-Term Tax-Free Income Fund        Franklin Arizona Tax-Free Income Fund
                                                          Franklin New Jersey Tax-Free Income Fund
                                                          Franklin Pennsylvania Tax-Free Income Fund

----------------------------------------------------------------------------------------------------
CLASS A & CLASS C                                         CLASS A, CLASS B, CLASS C & ADVISOR CLASS
----------------------------------------------------------------------------------------------------
Franklin Colorado Tax-Free Income Fund                    Franklin High Yield Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board


212 | Annual Report

Franklin Tax-Free Trust
of Trustees.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                                                             Annual Report | 213

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                      --------------------------------------------------------
                                           FRANKLIN ARIZONA             FRANKLIN COLORADO
                                               TAX-FREE                      TAX-FREE
                                             INCOME FUND                   INCOME FUND
                                      --------------------------------------------------------
                                         SHARES         AMOUNT         SHARES       AMOUNT
                                      --------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold ......................    12,333,300   $ 135,919,403    6,334,963   $ 75,761,896
 Shares issued in reinvestment
  of distributions ................     1,854,336      20,431,487      808,412      9,666,464
 Shares redeemed ..................   (10,807,139)   (119,006,351)  (3,702,408)   (44,222,884)
                                      --------------------------------------------------------
 Net increase (decrease) ..........     3,380,497   $  37,344,539    3,440,967   $ 41,205,476
                                      ========================================================
Year ended February 28, 2006
  Shares sold .....................    11,975,940   $ 133,352,332    6,109,541   $ 73,409,662
  Shares issued in reinvestment
   of distributions ...............     1,713,171      19,081,804      692,709      8,336,485
  Shares redeemed .................    (9,835,816)   (109,509,586)  (3,781,100)   (45,485,939)
                                      --------------------------------------------------------
  Net increase (decrease) .........     3,853,295   $  42,924,550    3,021,150   $ 36,260,208
                                       ========================================================


214 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                   -----------------------------------------------------------
                                       FRANKLIN ARIZONA               FRANKLIN COLORADO
                                           TAX-FREE                        TAX-FREE
                                          INCOME FUND                     INCOME FUND
                                   -----------------------------------------------------------
                                    SHARES          AMOUNT          SHARES          AMOUNT
                                   -----------------------------------------------------------
CLASS B SHARES:

Year ended February 28, 2007
 Shares sold ....................     55,977    $     619,656
 Shares issued in reinvestment
  of distributions ..............     44,020          487,639
 Shares redeemed ................   (224,011)      (2,487,245)
                                   ---------------------------
 Net increase (decrease) ........   (124,014)   $  (1,379,950)
                                   ===========================
Year ended February 28, 2006
 Shares sold ....................     30,284    $     340,860
 Shares issued in reinvestment
  of distributions ..............     46,425          520,082
 Shares redeemed ................   (182,326)      (2,040,556)
                                   ---------------------------
 Net increase (decrease) ........   (105,617)   $  (1,179,614)
                                   ===========================
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold ....................  1,219,939    $  13,578,793      1,188,883    $  14,311,574
 Shares issued in reinvestment
  of distributions ..............    106,928        1,190,123         93,810        1,129,596
 Shares redeemed ................   (706,916)      (7,856,721)      (709,009)      (8,535,344)
                                   -----------------------------------------------------------
 Net increase (decrease) ........    619,951    $   6,912,195        573,684    $   6,905,826
                                   ===========================================================
Year ended February 28, 2006
 Shares sold ....................  1,349,975    $  15,176,472        765,261    $   9,270,956
 Shares issued in reinvestment
  of distributions ..............     89,196        1,002,627         81,584          988,535
 Shares redeemed ................   (770,280)      (8,710,315)      (613,213)      (7,422,579)
                                   -----------------------------------------------------------
 Net increase (decrease) ........    668,891    $   7,468,784        233,632    $   2,836,912
                                   ===========================================================

                                   ------------------------------------------------------------
                                       FRANKLIN CONNECTICUT            FRANKLIN DOUBLE
                                             TAX-FREE                      TAX-FREE
                                           INCOME FUND                    INCOME FUND
                                   ------------------------------------------------------------
                                     SHARES          AMOUNT          SHARES          AMOUNT
                                   ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold ....................   5,809,929    $  64,043,710      8,160,497    $  97,082,744
 Shares issued in reinvestment
  of distributions ..............     611,177        6,743,520        895,194       10,646,518
 Shares redeemed ................  (3,719,851)     (40,981,443)    (4,476,753)     (53,120,423)
                                   ------------------------------------------------------------
 Net increase (decrease) ........   2,701,255    $  29,805,787      4,578,938    $  54,608,839
                                   ============================================================
Year ended February 28, 2006
 Shares sold ....................   4,154,513    $  46,128,395      7,635,503    $  91,396,425
 Shares issued in reinvestment
  of distributions ..............     571,197        6,347,565        710,309        8,499,575
 Shares redeemed ................  (2,446,141)     (27,156,879)    (3,226,425)     (38,579,067)
                                   ------------------------------------------------------------
 Net increase (decrease) ........   2,279,569    $  25,319,081      5,119,387    $  61,316,933
                                   ============================================================


                                                             Annual Report | 215

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                   -----------------------------------------------------------
                                      FRANKLIN CONNECTICUT               FRANKLIN DOUBLE
                                            TAX-FREE                        TAX-FREE
                                          INCOME FUND                      INCOME FUND
                                   -----------------------------------------------------------
                                    SHARES          AMOUNT          SHARES          AMOUNT
                                   -----------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold ....................  1,110,519    $  12,301,790      1,039,393    $  12,397,388
 Shares issued in reinvestment
  of distributions ..............     99,750        1,106,043        108,508        1,294,419
 Shares redeemed ................   (592,040)      (6,567,025)      (945,437)     (11,285,585)
                                   -----------------------------------------------------------
 Net increase (decrease) ........    618,229    $   6,840,808        202,464    $   2,406,222
                                   ===========================================================
Year ended February 28, 2006
 Shares sold ....................    939,542    $  10,484,884      1,426,473    $  17,137,658
 Shares issued in reinvestment
  of distributions ..............     95,710        1,068,446         92,680        1,112,794
 Shares redeemed ................   (618,737)      (6,911,715)      (657,469)      (7,879,721)
                                   -----------------------------------------------------------
 Net increase (decrease) ........    416,515    $   4,641,615        861,684    $  10,370,731
                                   ===========================================================

                                 -------------------------------------------------------------
                                      FRANKLIN FEDERAL                FRANKLIN FEDERAL
                                 INTERMEDIATE-TERM TAX-FREE         LIMITED-TERM TAX-FREE
                                          INCOME FUND                    INCOME FUND
                                 -------------------------------------------------------------
                                    SHARES          AMOUNT          SHARES          AMOUNT
                                 -------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold ..................   16,784,533    $ 190,605,644        759,028    $   7,518,682
 Shares issued in reinvestment
  of distributions ............    1,213,516       13,779,788         51,961          514,763
 Shares redeemed ..............  (12,012,731)    (136,209,955)    (1,553,981)     (15,386,751)
                                 -------------------------------------------------------------
 Net increase (decrease) ......    5,985,318    $  68,175,477       (742,992)   $  (7,353,306)
                                 =============================================================
Year ended February 28, 2006
 Shares sold ..................   13,659,935    $ 156,346,796      1,397,484    $  13,911,639
 Shares issued in reinvestment
  of distributions ............    1,066,740       12,218,991         49,964          497,165
 Shares redeemed ..............  (10,324,457)    (118,113,110)    (2,150,605)     (21,406,229)
                                 -------------------------------------------------------------
 Net increase (decrease) ......    4,402,218    $  50,452,677       (703,157)   $  (6,997,425)
                                 =============================================================
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold ..................      540,019    $   6,149,457
 Shares issued in reinvestment
  of distributions ............       53,346          606,627
 Shares redeemed ..............     (749,727)      (8,524,809)
                                 -----------------------------
 Net increase (decrease) ......     (156,362)   $  (1,768,725)
                                 =============================
Year ended February 28, 2006
 Shares sold ..................    1,170,334    $  13,451,826
 Shares issued in reinvestment
  of distributions ............       53,817          617,525
 Shares redeemed ..............     (614,309)      (7,043,275)
                                 -----------------------------
 Net increase (decrease) ......      609,842    $   7,026,076
                                 =============================


216 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                 -------------------------------------------------------------
                                      FRANKLIN HIGH YIELD             FRANKLIN NEW JERSEY
                                            TAX-FREE                       TAX-FREE
                                          INCOME FUND                     INCOME FUND
                                 -------------------------------------------------------------
                                    SHARES          AMOUNT          SHARES          AMOUNT
                                 -------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold .................    63,582,718    $ 690,963,191     16,893,523    $ 204,068,722
 Shares issued in reinvestment
  of distributions ...........    12,516,618      136,066,513      1,965,859       23,742,079
 Shares redeemed .............   (61,453,766)    (667,082,312)    (9,870,787)    (119,049,322)
                                 -------------------------------------------------------------
 Net increase (decrease) .....    14,645,570    $ 159,947,392      8,988,595    $ 108,761,479
                                 =============================================================
Year ended February 28, 2006
 Shares sold .................    76,040,423    $ 823,076,161     14,208,081    $ 172,729,035
 Shares issued in reinvestment
  of distributions ...........    12,217,135      132,235,296      1,791,284       21,795,959
 Shares redeemed .............   (56,420,469)    (609,006,109)    (7,645,953)     (92,911,256)
                                 -------------------------------------------------------------
 Net increase (decrease) .....    31,837,089    $ 346,305,348      8,353,412    $ 101,613,738
                                 =============================================================
CLASS B SHARES:
Year ended February 28, 2007
 Shares sold .................       335,266    $   3,661,866         76,036    $     920,327
 Shares issued in reinvestment
  of distributions ...........       504,017        5,512,457        148,092        1,797,779
 Shares redeemed .............    (3,552,905)     (38,913,231)      (758,569)      (9,213,215)
                                 -------------------------------------------------------------
 Net increase (decrease) .....    (2,713,622)   $ (29,738,908)      (534,441)   $  (6,495,109)
                                 =============================================================
Year ended February 28, 2006
 Shares sold .................       416,566    $   4,531,659         68,597    $     838,868
 Shares issued in reinvestment
  of distributions ...........       578,436        6,300,714        164,156        2,008,818
 Shares redeemed .............    (2,655,064)     (28,896,943)      (617,285)      (7,548,396)
                                 -------------------------------------------------------------
 Net increase (decrease) .....    (1,660,062)   $ (18,064,570)      (384,532)   $  (4,700,710)
                                 =============================================================
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold .................    13,123,558    $ 144,182,689      2,916,408    $  35,511,302
 Shares issued in reinvestment
  of distributions ...........     1,653,754       18,171,718        288,499        3,511,145
 Shares redeemed .............   (10,018,868)    (109,920,680)    (1,703,406)     (20,711,679)
                                 -------------------------------------------------------------
 Net increase (decrease) .....     4,758,444    $  52,433,727      1,501,501    $  18,310,768
                                 =============================================================
Year ended February 28, 2006
 Shares sold .................    15,987,715    $ 174,932,594      3,135,704    $  38,437,567
 Shares issued in reinvestment
  of distributions ...........     1,557,184       17,024,337        257,992        3,163,008
 Shares redeemed .............    (7,985,897)     (87,163,996)    (1,573,597)     (19,297,200)
                                 -------------------------------------------------------------
 Net increase (decrease) .....     9,559,002    $ 104,792,935      1,820,099    $  22,303,375
                                 =============================================================


                                                             Annual Report | 217

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                   ---------------------------
                                      FRANKLIN HIGH YIELD
                                            TAX-FREE
                                          INCOME FUND
                                   ---------------------------
                                    SHARES          AMOUNT
                                   ---------------------------
ADVISOR CLASS SHARES:
Year ended February 28, 2007
 Shares sold .................     4,984,655    $  54,644,355
 Shares issued in reinvestment
  of distributions ...........        10,808          118,284
 Shares redeemed .............      (234,572)      (2,584,476)
                                   ---------------------------
 Net increase (decrease) .....     4,760,891    $  52,178,163
                                   ===========================
Year ended February 28, 2006 a
 Shares sold .................        43,438    $     467,975
 Shares issued in reinvestment
  of distributions ...........             1               11
                                   ---------------------------
 Net increase (decrease) .....        43,439    $     467,986
                                   ===========================

a     For the period January 3, 2006 (effective date) to February 28, 2006.

                                  ------------------------------------------------------------
                                        FRANKLIN OREGON            FRANKLIN PENNSYLVANIA
                                            TAX-FREE                      TAX-FREE
                                          INCOME FUND                   INCOME FUND
                                  ------------------------------------------------------------
                                    SHARES          AMOUNT          SHARES          AMOUNT
                                  ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2007
 Shares sold .................     9,882,585    $ 116,511,413      8,862,926    $  91,841,699
 Shares issued in reinvestment
  of distributions ...........     1,496,094       17,655,896      1,774,687       18,392,663
 Shares redeemed                  (6,405,345)     (75,517,160)    (8,095,507)     (83,914,633)
                                  ------------------------------------------------------------
 Net increase (decrease) .....     4,973,334    $  58,650,149      2,542,106    $  26,319,729
                                  ============================================================
Year ended February 28, 2006
 Shares sold .................     8,774,698    $ 104,336,218      8,345,300    $  87,155,893
 Shares issued in reinvestment
  of distributions ...........     1,328,280       15,795,327      1,673,252       17,486,178
 Shares redeemed .............    (5,411,758)     (64,287,803)    (7,398,908)     (77,240,216)
                                  ------------------------------------------------------------
 Net increase (decrease) .....     4,691,220    $  55,843,742      2,619,644    $  27,401,855
                                  ============================================================
CLASS B SHARES:
Year ended February 28, 2007
 Shares sold .................                                        33,597    $     348,631
 Shares issued in reinvestment
  of distributions ...........                                        97,957        1,018,383
 Shares redeemed .............                                      (501,542)      (5,205,602)
                                                                  ----------------------------
 Net increase (decrease) .....                                      (369,988)   $  (3,838,588)
                                                                  ============================
Year ended February 28, 2006
 Shares sold .................                                        47,342    $     497,161
 Shares issued in reinvestment
  of distributions ...........                                       109,207        1,145,145
 Shares redeemed .............                                      (546,101)      (5,714,263)
                                                                  ----------------------------
 Net increase (decrease) .....                                      (389,552)   $  (4,071,957)
                                                                  ============================


218 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                  ------------------------------------------------------------
                                        FRANKLIN OREGON             FRANKLIN PENNSYLVANIA
                                            TAX-FREE                       TAX-FREE
                                          INCOME FUND                     INCOME FUND
                                  ------------------------------------------------------------
                                    SHARES          AMOUNT          SHARES          AMOUNT
                                  ------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 2007
 Shares sold .................     1,586,817    $  18,908,076      2,161,676    $  22,594,947
 Shares issued in reinvestment
  of distributions ...........       164,242        1,956,691        213,498        2,229,810
 Shares redeemed .............    (1,158,924)     (13,776,703)    (1,245,375)     (13,025,785)
                                  ------------------------------------------------------------
 Net increase (decrease) .....       592,135    $   7,088,064      1,129,799    $  11,798,972
                                  ============================================================
Year ended February 28, 2006
 Shares sold .................     1,387,470    $  16,643,100      1,653,167    $  17,408,706
 Shares issued in reinvestment
  of distributions ...........       154,952        1,859,772        198,765        2,092,400
 Shares redeemed .............      (786,351)      (9,420,572)      (996,318)     (10,475,686)
                                  ------------------------------------------------------------
 Net increase (decrease) .....       756,071    $   9,082,300        855,614    $   9,025,420
                                  ============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------------
SUBSIDIARY                                                             AFFILIATION
---------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                     Investment manager
Franklin Templeton Services, LLC (FT Services)                         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)          Transfer agent

A. MANAGEMENT FEES

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

----------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
----------------------------------------------------------------------------
0.625%                  Up to and including $100 million
0.500%                  Over $100 million, up to and including $250 million
0.450%                  Over $250 million, up to and including $10 billion
0.440%                  Over $10 billion, up to and including $12.5 billion
0.420%                  Over $12.5 billion, up to and including $15 billion
0.400%                  Over $15 billion, up to and including $17.5 billion
0.380%                  Over $17.5 billion, up to and including $20 billion
0.360%                  In excess of $20 billion


                                                             Annual Report | 219

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
       0.500%         Up to and including $100 million
       0.450%         Over $100 million, up to and including $250 million
       0.425%         Over $250 million, up to and including $500 million
       0.400%         In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers, except Franklin Federal Limited-Term Income Fund based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the fund's Class A reimbursement distribution plan, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                          ---------------------------------------------------------
                            FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN
                             ARIZONA        COLORADO     CONNECTICUT     DOUBLE
                            TAX-FREE        TAX-FREE       TAX-FREE     TAX-FREE
                           INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                          ---------------------------------------------------------
Reimbursement Plans:
Class A ...............          0.10%          0.10%          0.10%          0.10%

Compensation Plans:
Class B ...............          0.65%            --             --             --
Class C ...............          0.65%          0.65%          0.65%          0.65%


220 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                          ---------------------------------------------------------
                            FRANKLIN        FRANKLIN
                             FEDERAL        FEDERAL        FRANKLIN     FRANKLIN
                          INTERMEDIATE-   LIMITED-TERM    HIGH YIELD   NEW JERSEY
                          TERM TAX-FREE     TAX-FREE       TAX-FREE     TAX-FREE
                           INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                          ---------------------------------------------------------
Reimbursement Plans:
Class A ...............           0.10%            --          0.10%         0.10%

Compensation Plans:
Class A ...............             --           0.15%           --            --
Class B ...............             --             --          0.65%         0.65%
Class C ...............           0.65%            --          0.65%         0.65%

                          -----------------------------
                            FRANKLIN        FRANKLIN
                             OREGON       PENNSYLVANIA
                            TAX-FREE        TAX-FREE
                           INCOME FUND    INCOME FUND
                          -----------------------------
Reimbursement Plans:
Class A ...............           0.10%          0.10%

Compensation Plans:
Class B ...............             --           0.65%
Class C ...............           0.65%          0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                --------------------------------------------------------
                                                   FRANKLIN      FRANKLIN       FRANKLIN      FRANKLIN
                                                   ARIZONA       COLORADO      CONNECTICUT     DOUBLE
                                                   TAX-FREE      TAX-FREE       TAX-FREE      TAX-FREE
                                                 INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                --------------------------------------------------------
Sales charges retained net of commissions
 paid to unaffiliated broker/dealers ........   $     292,553   $    183,992   $   113,464   $   273,869
Contingent deferred sales charges retained ..   $      63,896   $     21,245   $    35,350   $    45,737

                                                --------------------------------------------------------
                                                   FRANKLIN       FRANKLIN
                                                   FEDERAL        FEDERAL        FRANKLIN     FRANKLIN
                                                INTERMEDIATE-   LIMITED-TERM    HIGH YIELD   NEW JERSEY
                                                TERM TAX-FREE     TAX-FREE       TAX-FREE     TAX-FREE
                                                 INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                --------------------------------------------------------
Sales charges retained net of commissions
 paid to unaffiliated broker/dealers ........   $      42,239   $      3,079   $ 1,549,280   $   347,073
Contingent deferred sales charges retained ..   $      24,888   $     18,751   $   461,296   $   131,519


                                                             Annual Report | 221

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS (CONTINUED)

                                                ----------------------------
                                                  FRANKLIN        FRANKLIN
                                                   OREGON       PENNSYLVANIA
                                                  TAX-FREE        TAX-FREE
                                                 INCOME FUND     INCOME FUND
                                                ----------------------------
Sales charges retained net of commissions
 paid to unaffiliated broker/dealers ........   $     362,294   $    263,305
Contingent deferred sales charges retained ..   $      22,529   $     70,272

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                --------------------------------------------------------
                                                  FRANKLIN        FRANKLIN      FRANKLIN      FRANKLIN
                                                   ARIZONA        COLORADO     CONNECTICUT     DOUBLE
                                                  TAX-FREE        TAX-FREE       TAX-FREE     TAX-FREE
                                                 INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                --------------------------------------------------------
Transfer agent fees .........................   $     196,147   $    112,831   $    88,370   $   143,750

                                                --------------------------------------------------------
                                                  FRANKLIN       FRANKLIN
                                                   FEDERAL        FEDERAL       FRANKLIN      FRANKLIN
                                                INTERMEDIATE-   LIMITED-TERM   HIGH YIELD    NEW JERSEY
                                                TERM TAX-FREE    TAX-FREE        TAX-FREE     TAX-FREE
                                                 INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                --------------------------------------------------------
Transfer agent fees .........................   $     186,437   $      8,875   $ 1,746,403   $   322,347

                                                ----------------------------
                                                  FRANKLIN        FRANKLIN
                                                   OREGON       PENNSYLVANIA
                                                  TAX-FREE        TAX-FREE
                                                 INCOME FUND     INCOME FUND
                                                ----------------------------
Transfer agent fees .........................   $     175,054   $    313,869

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Federal Limited-Term Tax-Free Income Fund, FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. FT Services and Advisers may discontinue this waiver at any time.


222 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2007, the capital loss carryforwards were as follows:

                                                ---------------------------------------------------------
                                                   FRANKLIN       FRANKLIN        FRANKLIN     FRANKLIN
                                                   ARIZONA        COLORADO      CONNECTICUT     DOUBLE
                                                   TAX-FREE       TAX-FREE        TAX-FREE     TAX-FREE
                                                 INCOME FUND    INCOME FUND     INCOME FUND   INCOME FUND
                                                ---------------------------------------------------------
Capital loss carryforwards expiring in:
 2008 .......................................   $          --   $         --   $    917,208   $        --
 2009 .......................................              --      1,107,178        427,481            --
 2011 .......................................              --         81,665         53,698            --
 2012 .......................................      20,108,487      4,695,674      3,034,219            --
 2013 .......................................              --             --             --       200,921
 2014 .......................................       2,638,564             --             --       152,458
 2015 .......................................         659,023             --             --       134,018
                                                ---------------------------------------------------------
                                                $  23,406,074   $  5,884,517   $  4,432,606   $   487,397
                                                =========================================================

                                                ---------------------------------------------------------
                                                   FRANKLIN       FRANKLIN
                                                   FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                                                INTERMEDIATE-   LIMITED-TERM    HIGH-YIELD    NEW JERSEY
                                                TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                 INCOME FUND     INCOME FUND   INCOME FUND    INCOME FUND
                                                ---------------------------------------------------------
Capital loss carryforwards expiring in:
 2008 .......................................   $     314,284   $         --   $ 31,182,025   $        --
 2009 .......................................       1,207,419             --     73,985,675            --
 2010 .......................................         614,893             --      3,519,381            --
 2011 .......................................              --             --    131,377,453            --
 2012 .......................................       2,156,839             --     50,621,589     1,818,048
 2013 .......................................         373,568             --     35,250,377            --
 2014 .......................................         213,358         22,356      7,711,279            --
 2015 .......................................         361,303        319,808             --            --
                                                ---------------------------------------------------------
                                                $   5,241,664   $    342,164   $393,647,779   $ 1,818,048
                                                =========================================================

                                                ----------------------------
                                                   FRANKLIN       FRANKLIN
                                                    OREGON      PENNSYLVANIA
                                                   TAX-FREE       TAX-FREE
                                                 INCOME FUND     INCOME FUND
                                                ----------------------------
Capital loss carryforwards expiring in:
 2008 .......................................   $   1,075,373   $         --
 2009 .......................................         966,007      2,552,284
 2010 .......................................       1,860,003      4,726,279
 2012 .......................................       2,455,722             --
 2013 .......................................              --        876,215
                                                ----------------------------
                                                $   6,357,105   $  8,154,778
                                                ============================


                                                             Annual Report | 223

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

During the year ended February 28, 2007, the funds utilized capital loss carryforwards as follows:

----------------------------------------------------------------------------------
  FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
  COLORADO    CONNECTICUT    HIGH YIELD    NEW JERSEY      OREGON     PENNSYLVANIA
  TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
----------------------------------------------------------------------------------
 $ 462,522     $ 596,770    $ 5,989,640    $ 521,346     $ 471,157     $ 1,281,933

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2007, Franklin Colorado Tax-Free Income Fund and Franklin Federal Limited-Term Tax-Free Income Fund deferred realized capital losses of $6,350 and $11,715, respectively.

The tax character of distributions paid during the years ended February 28, 2007 and 2006, was as follows:

                                                        -------------------------------------------------------------
                                                               FRANKLIN ARIZONA               FRANKLIN COLORADO
                                                             TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------
                                                             2007           2006             2007            2006
                                                        -------------------------------------------------------------
Distributions paid from - tax exempt income .........   $  41,311,243   $  39,640,562   $  19,140,910   $  17,286,789

                                                        -------------------------------------------------------------
                                                             FRANKLIN CONNECTICUT              FRANKLIN DOUBLE
                                                             TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------
                                                            2007            2006             2007            2006
                                                        -------------------------------------------------------------
Distributions paid from - tax exempt income .........   $  13,923,266   $  12,957,283   $  18,404,173   $  15,639,705

                                                        -------------------------------------------------------------
                                                               FRANKLIN FEDERAL                FRANKLIN FEDERAL
                                                              INTERMEDIATE-TERM                  LIMITED-TERM
                                                             TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------
                                                            2007             2006            2007           2006
                                                        -------------------------------------------------------------
Distributions paid from - tax exempt income .........   $  21,709,775   $  19,392,759   $     624,236   $     618,849

                                                        -------------------------------------------------------------
                                                             FRANKLIN HIGH YIELD             FRANKLIN NEW JERSEY
                                                             TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------
                                                            2007             2006            2007           2006
                                                        -------------------------------------------------------------
Distributions paid from - tax exempt income .........   $ 291,127,412   $ 292,278,804   $  48,201,565   $  44,076,326

                                                        -------------------------------------------------------------
                                                                FRANKLIN OREGON             FRANKLIN PENNSYLVANIA
                                                             TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------
                                                            2007             2006            2007           2006
                                                        -------------------------------------------------------------
Distributions paid from - tax exempt income .........   $  29,567,379   $  28,490,030   $  36,534,549   $  36,075,499


224 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 28, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

                                                               ------------------------------------------------------
                                                                  FRANKLIN           FRANKLIN          FRANKLIN
                                                                  ARIZONA            COLORADO         CONNECTICUT
                                                                  TAX-FREE           TAX-FREE          TAX-FREE
                                                                INCOME FUND        INCOME FUND        INCOME FUND
                                                               ------------------------------------------------------
Cost of investments ........................................   $  940,174,187   $     443,189,084   $    338,012,622
                                                               ======================================================

Unrealized appreciation ....................................   $   58,403,067   $      27,386,566   $     16,001,221
Unrealized depreciation ....................................         (269,293)                 --            (59,852)
                                                               ------------------------------------------------------
Net unrealized appreciation (depreciation) .................   $   58,133,774   $      27,386,566   $     15,941,369
                                                               ======================================================

Distributable earnings - undistributed tax exempt income ...   $      787,951   $          90,040   $        101,470
                                                               ======================================================

                                                               ------------------------------------------------------
                                                                  FRANKLIN      FRANKLIN FEDERAL    FRANKLIN FEDERAL
                                                                   DOUBLE       INTERMEDIATE-TERM     LIMITED-TERM
                                                                  TAX-FREE          TAX-FREE            TAX-FREE
                                                                INCOME FUND        INCOME FUND        INCOME FUND
                                                               ------------------------------------------------------
Cost of investments ........................................   $  462,588,536   $     618,935,921   $     18,220,828
                                                               ======================================================

Unrealized appreciation ....................................   $   23,135,656   $      17,088,474   $         36,305
Unrealized depreciation ....................................         (179,677)             (7,980)           (87,514)
                                                               ------------------------------------------------------
Net unrealized appreciation (depreciation) .................   $   22,955,979   $      17,080,494   $        (51,209)
                                                               ======================================================

Distributable earnings - undistributed tax exempt income ...   $      230,497   $         408,929   $         57,218
                                                               ======================================================

                                                               ------------------------------------------------------
                                                                  FRANKLIN          FRANKLIN           FRANKLIN
                                                                 HIGH YIELD        NEW JERSEY           OREGON
                                                                  TAX-FREE          TAX-FREE           TAX-FREE
                                                                INCOME FUND        INCOME FUND        INCOME FUND
                                                               ------------------------------------------------------
Cost of investments ........................................   $5,859,188,652   $   1,167,666,325   $    730,462,781
                                                               ======================================================

Unrealized appreciation ....................................   $  465,302,351   $      69,036,779   $     40,445,976
Unrealized depreciation ....................................      (43,612,991)            (28,764)                --
                                                               ------------------------------------------------------
Net unrealized appreciation (depreciation) .................   $  421,689,360   $      69,008,015         40,445,976
                                                               ======================================================

Undistributed tax exempt income ............................   $   13,166,357   $         269,731   $      1,342,229
Undistributed ordinary income ..............................          282,976                  --                 --
                                                               ------------------------------------------------------
Distributable earnings .....................................   $   13,449,333   $         269,731   $      1,342,229
                                                               ======================================================


                                                             Annual Report | 225

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                               ---------------
                                                                  FRANKLIN
                                                                PENNSYLVANIA
                                                                  TAX-FREE
                                                                INCOME FUND
                                                               ---------------
Cost of investments ........................................   $  843,120,065
                                                               ===============

Unrealized appreciation ....................................   $   46,427,459
Unrealized depreciation ....................................          (17,761)
                                                               ---------------
Net unrealized appreciation (depreciation) .................   $   46,409,698
                                                               ===============

Distributable earnings - undistributed tax exempt income ...   $      106,542
                                                               ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2007, were as follows:

                          ------------------------------------------------------------
                             FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                             ARIZONA         COLORADO     CONNECTICUT       DOUBLE
                             TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE
                           INCOME FUND     INCOME FUND    INCOME FUND     INCOME FUND
                          ------------------------------------------------------------
Purchases .............   $  99,044,143   $ 108,928,237   $ 60,400,754   $ 103,539,557
Sales .................   $  62,911,100   $  67,170,341   $ 36,918,753   $  47,744,475

                          ------------------------------------------------------------
                             FRANKLIN       FRANKLIN
                             FEDERAL         FEDERAL        FRANKLIN        FRANKLIN
                          INTERMEDIATE-   LIMITED-TERM     HIGH YIELD      NEW JERSEY
                          TERM TAX-FREE     TAX-FREE        TAX-FREE        TAX-FREE
                           INCOME FUND     INCOME FUND    INCOME FUND     INCOME FUND
                          ------------------------------------------------------------
Purchases .............   $ 107,947,095   $   9,485,736   $ 887,913,350  $ 166,619,509
Sales .................   $  52,338,626   $  16,813,857   $ 650,799,812  $  41,762,793

                          -----------------------------
                             FRANKLIN       FRANKLIN
                              OREGON      PENNSYLVANIA
                             TAX-FREE       TAX-FREE
                           INCOME FUND     INCOME FUND
                          -----------------------------
Purchases .............   $  87,205,597   $  93,864,362
Sales .................   $  35,038,718   $  59,673,952


226 | Annual Report

Franklin Tax-Free Trust

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 29.30% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin High Yield Tax-Free Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2007, the aggregate value of these securities was $74,878,258, representing 1.18%, of the fund's net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. CONCENTRATION OF RISK

Each of the Funds invest a large percentage of its assets in obligations of issuers within its respective state and U.S. territories, except for Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund and Franklin High Yield Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories.

8. OTHER CONSIDERATIONS

The Oregon Economic Development Department ("OEDD"), the issuer of Oregon Economic Development Department Revenue Bonds (Georgia-Pacific Corporation 1995 Project), Series 157, maturing on August 1, 2025 (the "Bonds") held by Franklin Oregon Tax-Free Income Fund (the "Oregon Fund"), received a proposed adverse determination letter from the Internal Revenue Service ("IRS") in which the IRS indicated that the interest paid to bondholders of the Bonds is not excludable from gross income. The Oregon Fund has been holding the Bonds since April 1996 and has passed through the interest earned on the Bonds to the shareholders of the Oregon Fund in the form of non-taxable dividends during the holding period. In addition, the Oregon Fund has been contacted by the IRS informing it of this determination. OEDD and Georgia-Pacific Corporation (GP) are contesting the IRS determination; however, the ultimate outcome of this matter is unknown at this time. If OEDD and/or GP were to fail to obtain a favorable final determination, the Oregon Fund could be subject to tax expense plus interest which is estimated to be approximately $673,000 at February 28, 2007. In various SEC filings, GP has stated that it will take steps to ensure the bondholders will be made whole with respect to any liability caused by the IRS determination. Based on GP's representations and the uncertainty regarding the ultimate outcome of this matter, no liability has been recorded on the


                                                             Annual Report | 227

Franklin Tax-Free Trust

8. OTHER CONSIDERATIONS (CONTINUED)

Statement of Assets and Liabilities of the Oregon Fund. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Oregon Fund and/or its shareholders.

Directors or employees of Advisers, as the Franklin High Yield Tax-Free Income Fund Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the funds in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws. The securities have been identified on the accompanying Statement of Investments.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.


228 | Annual Report

Franklin Tax-Free Trust

9. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                             Annual Report | 229

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEE AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of the Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 13, 2007


230 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2007. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2008, shareholders will be notified of amounts for use in preparing their 2007 income tax returns.


                                                             Annual Report | 231

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1984          142                      Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                          company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee         Since 1998          143                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                          Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                      (exploration and refining of oil and
                                                                                              gas), H.J. Heinz Company (processed
                                                                                              foods and allied products), RTI
                                                                                              International Metals, Inc.
                                                                                              (manufacture and distribution of
                                                                                              titanium), Canadian National Railway
                                                                                              (railroad) and White Mountains
                                                                                              Insurance Group, Ltd. (holding
                                                                                              company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee         Since 1984          116                      Director, Center for Creative Land
One Franklin Parkway                                                                          Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------------------------------------------------------------------------


232 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee         Since 2005          103                      Director, Hess Corporation (formerly,
One Franklin Parkway                                                                          Amerada Hess Corporation)
San Mateo, CA 94403-1906                                                                      (exploration and refining of oil and
                                                                                              gas) and Sentient Jet (private jet
                                                                                              service); and FORMERLY, Director,
                                                                                              Becton Dickinson and Company (medical
                                                                                              technology), Cooper Industries, Inc.
                                                                                              (electrical products and tools and
                                                                                              hardware), Health Net, Inc.
                                                                                              (formerly, Foundation Health)
                                                                                              (integrated managed care), The Hertz
                                                                                              Corporation (car rental), Pacific
                                                                                              Southwest Airlines, The RCA
                                                                                              Corporation, Unicom (formerly,
                                                                                              Commonwealth Edison), UAL Corporation
                                                                                              (airlines) and White Mountains
                                                                                              Insurance Group, Ltd. (holding
                                                                                              company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and     Since 1984          142                      None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,        Trustee since       126                      None
One Franklin Parkway             President and   1984, President
San Mateo, CA 94403-1906         Chief           since 1993 and
                                 Executive       Chief Executive
                                 Officer -       Officer -
                                 Investment      Investment
                                 Management      Management
                                                 since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 233

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)            Vice President  Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)     Vice President  Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway             Compliance      Officer since 2004
San Mateo, CA 94403-1906         Officer and     and Vice
                                 Vice President  President -
                                 - AML           AML Compliance
                                 Compliance      since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer       Since 2004          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002          Not Applicable           Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


234 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice President  Since 2006          Not Applicable           Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 30 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October       Not Applicable           Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 235

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004          Not Applicable           Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)              Vice President  Since 2000          Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to February 28, 2007 S. Joseph Fortunato and Gordon S. Macklin ceased to be director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


236 | Annual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset


                                                             Annual Report | 237

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website and the firsthand experience of individual members of the Board who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed its investment performance or that of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2006, and for additional periods ended that date up to ten years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund, with one exception, was either in the highest quintile or second-highest quintile of its performance universe during the one-year period, as well as during each of the previous year periods shown on an annualized basis. The Lipper reports, with the same exception, showed the total return for each Fund to be in the upper half with most being in either the highest quintile or second-highest quintile of their performance universe for the one-year period with varying results for prior periods, depending on the particular Fund. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income. The one exception was Franklin Federal Limited-Term Tax-Free Income Fund whose income return was in the second-lowest quintile and total return in the middle quintile of its Lipper performance universe. The Board was satisfied with management's explanation for


238 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

performance of Franklin Federal Limited-Term Tax-Free Income Fund, which was that the Fund had not been in existence for more than three years and was of a relatively small size and noted that management had limited this Fund's expenses through fee waivers.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the contractual investment management fee charged each Fund in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for fund Class A shares for funds having multiple share classes. The Lipper report showed that the contractual investment management fee rate for each Fund, with the exception of the Fund discussed below, was in the lower half of its Lipper expense group and that the actual total expense rate for all Funds was in the least expensive quintile of their respective Lipper expense groups. The contractual investment management fee rate for Franklin Federal Limited-Term Tax-Free Income Fund was at the median of its Lipper expense group. This Fund is among the smallest funds within Franklin Tax-Free Trust, and the Manager absorbed expenses so that the actual management fee paid was below the contractual rate. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully


                                                             Annual Report | 239

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds' investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.65% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at the $10 billion asset level thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.


240 | Annual Report

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 241

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                          Michigan 7
Arizona                          Minnesota 7
California 8                     Missouri
Colorado                         New Jersey
Connecticut                      New York 8
Florida 8                        North Carolina
Georgia                          Ohio 7
Kentucky                         Oregon
Louisiana                        Pennsylvania
Maryland                         Tennessee
Massachusetts 7                  Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF3 A2007 04/07

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $631,375 for the fiscal year ended February 28, 2007 and $556,957 for the fiscal year ended February 28, 2006.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended February 28, 2007 and $20,000 for the fiscal year ended February 28, 2006. The services for which these fees were paid included tax compliance.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $13,548 for the fiscal year ended February 28, 2007 and $0 for the fiscal year ended February 28, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $162,313 for the fiscal year ended February 28, 2007 and $4,500 for the fiscal year ended February 28, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended February 28, 2007 and $24,500 for the fiscal year ended February 28, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  April 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  April 26, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date  April 26, 2007